                                                                    Exhibit 10.3
                  National Aeronautics and Space Administration

                                   Engineering
                                   Development
                                    Contract

                   [Engineering Development Directorate Logo]

                                   NAS10-98001

                                  October 1997

 AWARD/CONTRACT

1.   THIS CONTRACT IS A RATED ORDER     RATING    PAGE OF     PAGE
     UNDER DPAS (15 CFR 700)                         1         143

2.   CONTRACT (Proc. Inst. Ident.) NO.
     PRIME:    NAS1O-98001
     SUBCONTRACT:

3.   EFFECTIVE DATE
     10/1/1997

4.   REQUISITION/PURCHASE REQUEST/PROJECT NO.
     MR 971003 (F)

5.   ISSUED BY:         CODE OP-OSO

     JOHN F. KENNEDY SPACE CENTER, NASA
     PROCUREMENT OFFICE
     KENNEDY SPACE CENTER, FL 32899

6.   ADMINISTERED BY (If other than item 5)   CODE

7.   NAME AND ADDRESS OF CONTRACTOR
     (No., street, city, county, State and ZIP Code)

     SUBCONTRACTOR                          PRIME CONTRACTOR

     Dynacs Engineering Company, Inc.       U. S. Small Business Administration
     28870 US Hwy 19 North, Suite 405       1320 South Dixie Highway
     Clearwater, FL 34621                   Coral Gables, FL 33146

8.   DELIVERY
     |_| FOB ORIGIN |_| OTHER (SEE BELOW)

9.   DISCOUNT FOR PROMPT PAYMENT

10.  SUBMIT INVOICES                              ITEM
     (4 copies unless otherwise specified)        See Article G-2
     TO THE ADDRESS SHOWN IN:

     CODE OAVB3                         FACILITY CODE

11.  SHIP TO/MARK FOR                CODE NAS10-98001

12.  PAYMENT WILL BE MADE BY:                CODE GG-B1-A

     JOHN F. KENNEDY SPACE CENTER, NASA
     COST & COMMERCIAL ACCOUNTS BRANCH
     KENNEDY SPACE CENTER, FL 32899

13.  AUTHORITY FOR USING OTHER THAN FULL AND OPEN COMPETITION
     |X| 15 U.S.C. 637(a)(1)
     |_| 10 U.S.C. 2304(c) (   )      |_| 41 U.S.C. 253(c) (   )

14.  ACCOUNTING AND APPROPRIATION DATA

     CW-1/2590C/400000/34/97/PF

15A. ITEM NO.  1

15B. SUPPLIES/SERVICES

     Engineering Development Contract Basic Period (10/1/97 - 9/30/98)

I5C. QUANTITY  1

15D. UNIT    Job

15E. UNIT PRICE                     15F. AMOUNT
           Cost                    $ 15,648,377
           Max. AF                 $    422,198

15G. TOTAL AMOUNT OF CONTRACT      $ 16,070,575


                  16. TABLE OF CONTENTS     (SEE FOLLOWING PAGES)

 SEC.               DESCRIPTION                      PAGE(S)
 ----               -----------                      -------
           PART I -- THE SCHEDULE
  A            SOLICITATION/CONTRACT FORM
  B            SUPPLIES OR SERVICES AND PRICES/COSTS
  C            DESCRIPTIONS/SPECS/WORK STATEMENTS
  D            PACKAGING AND MARKING
  E            INSPECTION AND ACCEPTANCE
  F            DELIVERIES OR PERFORMANCE
  G            CONTRACT ADMINISTRATION DATA
  H            SPECIAL CONTRACT REQUIREMENTS

 SEC.               DESCRIPTION                      PAGE(S)
 ----               -----------                      -------
           PART II - CONTRACT CLAUSES
  I            CONTRACT CLAUSES

           PART III -- LIST OF DOCUMENTS, EXHIBITS AND OTHER ATTACH.
  J            LIST OF ATTACHMENTS

           PART IV - REPRESENTATIONS AND INSTRUCTIONS
  K            REPRESENTATIONS, CERTIFICATIONS AND
                OTHER STATEMENTS OF OFFERORS
  L            INSTRS, CONDS, AND NOTICES TO OFFERORS
  M            EVALUATION FACTORS FOR AWARD

          CONTRACTING OFFICER WILL COMPLETE ITEM 17 OR 18 AS APPLICABLE

 17.|X| CONTRACTOR'S NEGOTIATED AGREEMENT (Contractor is required to sign this document and return 4 copies to issuing office.) Contractor agrees to furnish and deliver all items or perform all the services set forth or otherwise identified above and on any continuation sheets for the consideration stated herein. The rights and obligations of the parties to this contract shall be subject to and governed by the following documents: (a) this award/contract,
 (b) the solicitation, if any, and (c) such provisions, representations, certifications, and specifications, as are attached or incorporated by reference herein. (Attachments are listed herein.)

 18. |_| AWARD (Contractor is not required to sign this document.) Your offer on Solicitation Number_______, including the additions or changes made by you which additions or changes are set forth in full above, is hereby accepted as to the items listed above and on any continuation sheets. This award consummates the contract which consists of the following documents: (a) the Government's solicitation and your offer, and (b) this award/contract. No further contractual document is necessary.

 19A. NAME AND TITLE OF SIGNER (Type or print)

      See Tripartite Signature Page (next page)

 20A. NAME OF CONTRACTING OFFICER

      See Tripartite Signature Page (next page)

 19B.  NAME OF CONTRACTOR

 BY______________________________________
 (Signature of person authorized to sign)

 19C. DATE SIGNED

 20B. UNITED STATES OF AMERICA BY

 BY______________________________________
(Signature of Contracting Officer)

 20C. DATE SIGNED


NSN 7540-01-152-8069              26-107          STANDARD FORM 26 (REV. 4-85)
                                                    Prescribed By GSA
PREVIOUS EDITION UNUSABLE                           FAR (48 CFR) 53.214(a)

NAS10-98001 (EDC)                                                      Section A
--------------------------------------------------------------------------------

                            Tripartite Signature Page

Contract: NAS10-98001
Subcontract:

--------------------------------------------------------------------------------
SUBCONTRACTOR:

Dynacs Engineering Company, Inc.
22870 US Hwy 19, North, Suite 405
Clearwater FL 34621

BY: /s/ Ramen P. Singh                  DATE: August 11, 1997

NAME AND TITLE: Ramen P. Singh
                President
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
PRIME CONTRACTOR:

U.S Small Business Administration
1320 South Dixie Hwy
Coral Gables, FL 33146

BY:/s/ G. Rey Moran                     DATE: 9/22/97

NAME AND TITLE: G. Rey Moran
                U.S Small Business Administration
                Contracting Officer
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
PROCURING AND ADMINISTRATIVE OFFICE:

John F. Kennedy Space Center, NASA
Procurement Office, OP-OSO
Kennedy Space Center, FL 32899


BY:/s/    A. Earl Gilbert               DATE:9/22/97

NAME AND TITLE: A. Earl Gilbert
                Contracting Officer
--------------------------------------------------------------------------------

NAS10-98001 (EDC)                                                      Section A
--------------------------------------------------------------------------------

                                Table of Contents
Section
Designation                      Title                                  Page No.
-----------                      -----                                  -------

PART 1 (THE SCHEDULE)

Section a    Standard Form 26 (Award/Contract)..............................  1
             Tripartite Signature Page......................................  2
             Table of Contents..............................................  3

Section B    Supplies or Services and Prices/costs..........................  7

             Article B-1:    Type of Contract...............................  7
             Article B-2:    Effort Required During Contract Performance....  7
             Article B-3:    Contract Value.................................  8
             Article B-4:    Other Direct Costs.............................  8
             Article B-5:    Options to Extend the Period of Contract and
                             Options for Incremental Increase of Effort.....  8
             Article B-6:    Options for Other Direct Costs.................  9
             Article B-7:    KSC 52.231-90 Special Cost Provisions
                             (Mar 1992) (Modified).......................... 10
             Article B-8:    Incumbent Employee Earned Sick Leave and Sick
                             Leave Accrual.................................. 12
             Article B-9:    Incumbent Employee Annual Leave Accrual........ 12
             Article B-10:   Reserved....................................... 12
             Article B-11:   Coverage of Pre-Existing Medical Conditions.... 13
             Article B-12:   NFS 1852.232-81 Contract Funding (Jun 1990).... 13

Section C    Description/specifications/work Statement ..................... 15

             Article C-1:    KSC 52.210-90 Scope of Work (Feb 1990)
                             (Modified)..................................... 15
             Article C-2:    Data Requirements List......................... 15

Section D    Packaging and Marking ......................................... 17

Section E    Inspection and Acceptance ..................................... 18

             Article E-1:     Inspection and Acceptance..................... 18
             Article E-2:     FAR 52.246-3 Inspection of Supplies - Cost-
                              Reimbursement (Apr 1984)...................... 18
             Article E-3:     FAR 52.246-5 Inspection of Services - Cost-
                              Reimbursement (Apr 1984)...................... 19

Section F    Deliveries or Performance  .................................... 21

             Article F-1:     Ksc 52.212-92 Place of Performance
                              (Feb 1990).................................... 21
             Article F-2:     NFS 1852.211-72 Period of Performance
                              (Dec 1988).................................... 21

Section G    Contract Administration Data  ................................. 22

            Article G-1:      FAR 52.252-2 Clauses Incorporated by
                              Reference (Jun 1988).......................... 22

            Article G-2:      NFS 1852.216-87 Submission of Vouchers for
                              Payment (Dec 1988)............................ 22

NAS10-98001 (EDC)                                                      Section A
--------------------------------------------------------------------------------

                                Table of Contents

Section
Designation                      Title                                  Page No.
-----------                      -----                                  -------
            Article G-3:      NFS 1852.216-76 Award Fee for Service
                              Contracts (Oct 1996) Alternate I (Oct 1996)... 23
            Article G-4:      NFS 1852.227-72 Designation of New
                              Technology Representative and Patent
                              Representative (Apr 1984)..................... 24
            Article G-5:      NFS 1852.242-70 Technical Direction
                              (Sep 1993).................................... 24
            Article G-6:      NFS 1852.245-77 List of Installation-Provided
                              Property and Services (Mar 1989).............. 25
            Article G-7:      Base Support.................................. 26

Section H   Special Contract Requirements  ................................. 28

            Article H-I:     FAR 52.252-2 Clauses Incorporated by
                             Reference (Jun 1988)........................... 28
            Article H-2:     KSC 52.242-90 Alternate I: Controls Applicable
                             to Contractor's Activities (Sep 1996).......... 28
            Article H-3:     KSC 52.243-90 Authorized Changes (Feb 1990).... 29
            Article H-4:     KSC 52.223-95 Reporting of Mishaps (Oct 1996).. 29
            Article H-5:     KSC 52.223-91 General Safety and Accident
                             Prevention (Feb 1992).......................... 29
            Article H-6:     KSC 52.223-93 Occupational Health (Feb 1992)... 30
            Article H-7:     KSC 52.208-90 Motor Vehicle Management
                             (Feb 1990) (Modified).......................... 30
            Article H-8:     KSC 52.204-90 Security Controls at KSC
                             (Jan 1992)..................................... 30
            Article H-9:     Permits and Licenses........................... 31
            Article H-10:    NFS 1852.235-71 Key Personnel and Facilities
                             (Mar 1989)...................................... 32
            Article H-11:    NFS 1852.242-72 Observance of Legal Holidays
                             (Aug 1992) Alt II (Sep 1989) (Deviation)....... 32
            Article H-12:    NFS 1852.209-71 Limitation of Future
                             Contracting (Dec 1988)......................... 33
            Article H-13:    Technology Transfer Program.................... 33
            Article H-14:    Hazardous Materials/Waste Management........... 34
            Article H-15:    Performance Based Work Orders.................. 34

PART II (CONTRACT CLAUSES)

Section 1   Contract Clauses................................................ 35
            Article I-1:     FAR 52.252-2 Clauses Incorporated by
                             Reference (Jun 1988)........................... 35
            Article I-2: FAR 52.215-42 Requirements for Cost or Pricing Data or Information Other Than Cost or Pricing Data -- Modifications (Jan 1997) -- Alternate IV
                             (Jan 1997)..................................... 38
            Article I-3:     FAR 52.219-17 Section 8(a) Award (Dec 1996).... 38
            Article I-4:     FAR 52.219-18 Notification of Competition
                             Limited to Eligible 8(a) Concerns (Jan 1997)... 39
            Article I-5:     KSC 52.227-90 Management and Protection of
                             Data of Third Parties (Mar 1992)............... 39
            Article I-6:     Reserved....................................... 40

NAS10-98001 (EDC)                                                      Section A
--------------------------------------------------------------------------------

                                Table of Contents

Section
Designation                      Title                                  Page No.
-----------                      -----                                  -------
            Article I-7:     FAR 52.252-6 Authorized Deviations in Clauses
                             (Apr 1984)..................................... 40
            Article I-8:     NFS 1852.215-84 Ombudsman (Oct 1996)
                             (Modified)..................................... 40
            Article I-9:     FAR 52.222-42 Statement of Equivalent Rates for
                             Federal Hires (May 1989) ...................... 40
            Article I-10:    NFS 1852.237-71 Pension Portability
                             (Jan 1997)..................................... 42

PART III (LIST OF DOCUMENTS, EXHIBITS AND OTHER ATTACHMENTS)

Section J            List of Attachments.................................... 44

Attachment J-1       Statement of Work...................................... 45

Attachment J-1,      Data Requirements List................................. 54
Appendix 1

                    DRD-00l:  Emergency Preparedness Plan ................   56
                    DRD-002:  Metrics Data Report ........................   57
                    DRD-003:  Contractor Financial Management Report (NASA
                              Form 533 Series) ...........................   58
                    DRD-004:  Information Technology Reporting ...........   63
                    DRD-005:  Motor Vehicle Utilization Plan .............   64
                    DRD-006:  Annual Summary of Records Holdings Report ..   65
                    DRD-007:  Information Technology (I/T) Plan ..........   66
                    DRD-008:  Safety Statistics Report (SSR) .............   67
                    DRD-009:  Acceptance Data Package (ADP) ..............   68
                    DRD-010:  Management Plan ............................   69
                    DRD-011:  Safety and Health Plan .....................   70
                    DRD-012:  ISO 9001 Transition Plan ...................   72
                    DRD-013:  Security Plan ..............................   73
                    DRD-014:  Risk Assessments ...........................   74
                    DRD-015:  Work Order Progress Chart ..................   75
                    DRD-016:  Maintenance Plan ...........................   77
                    DRD-017:  Maintenance Status Report ..................   78
                    DRD-0l8:  Work Order Summary Report ..................   79
                    DRD-019:  Automated Information Security Plan ........   80
                    DRD-020:  Pressure Vessel/System Certification Report.   81
                    DRD-021:  Monthly KSC Headcount Report ...............   82
                    DRD-022:  GIDEP Alert System .........................   84
                    DRD-023:  Summary Labor Report .......................   85
                    DRD-024:  Work Order Revision Status Report ..........   87
                    DRD-025:  Technology Transfer Plan ...................   89
                    DRD-026:  Technology Transfer Report .................   91
                    DRD-027:  Procurement Summary Report .................   92
                    DRD-028:  Contractor Workforce and Funding Authority
                              Summary Report .............................   93
                    DRD-029:  Contractor Resource Management Summary and
                              Concerns Report ............................   94
                    DRD-030:  Work Plan ..................................   95
                    DRD-031:  Equal Opportunity Report ...................   96

Attachment J-1, Safety, Reliability and Maintainability Requirements......   97
Appendix 2

NAS10-98001 (EDC)                                                      Section A
--------------------------------------------------------------------------------

                                Table of Contents

Section
Designation                      Title                                  Page No.
-----------                      -----                                  -------
Attachment J-1,     Work Order Procedure..................................  104
Appendix 3
Attachment J-1,     Reference and Applicable Documents....................  111
Appendix 4
Attachment J-1,     Information Technology (I/T) Planning and Review at KSC.
Appendix 5          Principles and Goals..................................  114
Attachment J-2      Installation-provided Government Property Listing.....  116
Attachment J-3      Register of Wage Determination........................  119
Attachment J-4      Edc Award Fee Evaluation Plan.........................  129
Attachment J-5      Glossary, Acronyms, and Abbreviations.................  134
Attachment J-6      DD Form 254 (Contract Security Classification
                    Specification)........................................  141

NAS10-98001 (EDC)                                                      Section B
--------------------------------------------------------------------------------

                              PART I - THE SCHEDULE

                                    Section B

                      Supplies or Services and Prices/Cost

ARTICLE B-1 TYPE OF CONTRACT

This is a cost-plus-award-fee, term form of contract with a level of effort basis. The Contractor is obligated to provide Engineering, Engineering Support, and Facilities and Laboratory Support. Specific requirements will be levied on the Contractor by Work Orders in accordance with the Statement of Work (SOW), Attachment J-1.

ARTICLE B-2 EFFORT REQUIRED DURING CONTRACT PERFORMANCE

A. The Contractor shall provide non-personal services for NASA as described in Article C-1, "Scope of Work" and Attachment J-1, "Statement of Work" on a level of effort (LOE) basis. In performance of the described work during the contract period set forth below, the Contractor shall not exceed the total labor hours on the contract, including subcontractor and overtime hours.

        Table B-2
                                                      Labor Hours
                                     ---------------------------------------
          Contract Period            Minimum          Target         Maximum
          ---------------            -------          ------         -------
          10/1/97 - 9/30/98          375,502         387,115         398,728
          Option Periods
          10/1/98 - 9/30/99          375,502         387,115         398,728
          10/1/99 - 9/30/00          375,502         387,115         398,728
          10/1/00 - 9/30/01          375,502         387,115         398,728
          10/1/01 - 9/30/02          375,502         387,115         398,728

B. If the Contractor has not provided the specified minimum quantity of total contract labor hours set forth in the above paragraph A, an equitable downward adjustment will be made in estimated cost and available award fee. The downward adjustment will be based on the difference between the minimum labor hours specified under this Article and the number of labor hours provided by the Contractor. This provision does not affect the Government's right to reduce the quantity of labor hours during the term of this contract pursuant to the Termination Clause (FAR 52.249-6).

C. When the total labor hours expended reach 95% of the maximum labor hours specified above, the Contractor shall notify the Contracting Officer as to whether or not the Contractor believes that amount will be sufficient for the balance of the period of performance, or if additional labor hours will be required. In the latter case, the notification shall include the estimated "adequate through" date for the unexpended balance and an estimate of the additional hours required for the balance of the period of performance. If, during the term of the contract, an increase in the specified maximum number of labor hours becomes necessary, the Government may elect to increase the maximum labor hours pursuant to Article B-5, "Options to Extend the Period of Contract and Options for Incremental Increase of Effort".

D. As used herein, the term "labor hours" shall include the productive and non-productive time of the employees assigned to this contract (including subcontracted and overtime labor hours).

NAS10-98001 (EDC)                                                      Section B
--------------------------------------------------------------------------------

ARTICLE B-3 CONTRACT VALUE

A. The contract value is comprised of estimated cost and award fee as shown in Table B-3. The Contractor may earn award fee at the end of the twelve month basic period of performance and any twelve month option period, if exercised.

Table B-3

                    Estimated    Available Earned Award      Adjective Contract
 Contract Period      Cost       Award Fee     Fee     Score  Rating    Value
-------------------------------------------------------------------------------
10/1/97 - 9/30/98  $15,648,377   $ 422,198    $TBD      TBD    TBD   $16,070,575
                   -----------   ---------                           -----------

Option Periods
10/1/98 - 9/30/99  $15,928,312   $ 433,396    $TBD      TBD    TBD   $16,361,708
                   -----------   ---------                           -----------

10/1/99 - 9/30/00  $16,221,875   $ 445,138    $TBD      TBD    TBD   $16,667,013
                   -----------   ---------                           -----------

10/1/00 - 9/30/01  $16,546,972   $ 458,142    $TBD      TBD    TBD   $17,005,114
                   -----------   ---------                           -----------

10/1/01 - 9/30/02  $16,881,876   $ 471,538    $TBD      TBD    TBD   $17,353,414
                   -----------   ---------                           -----------

The fee allocation rate for optional labor hours exercised pursuant to Article B-5 shall be the rate applicable to the current contract period as specified therein.

ARTICLE B-4 OTHER DIRECT COSTS

Notwithstanding the provisions of Article G-7 entitled "Base Support", the Contractor may be required to provide Work Order related items identified in, or required by, Work Orders issued in accordance with Attachment J-l, Appendix 3 "Work Order Procedure." These items, classified as Other Direct Costs, include, but are not limited to, materials, supplies, equipment, maintenance services, travel, and training. This action is authorized only if such items/services are not available pursuant to Article G-7 entitled "Base Support." The estimated cost of this contract includes the amount of $5,000,000 in the basic contract period and $5,000,000 in each of the four option periods for the acquisition of such items or services. The costs covered by this article shall be separately accumulated and reported in accordance with DRD-003. Such costs are considered non-fee-bearing.

ARTICLE B-5 OPTIONS TO EXTEND THE PERIOD OF CONTRACT AND
            OPTIONS FOR INCREMENTAL INCREASE OF EFFORT

 A.     Options to Extend the Period of Contract

        1. This contract is renewable for the periods identified as options in Table B-3 at the option of the Government.

        2. The Government may extend the term of the contract for the quantities of supplies or services and period specified in the Schedule by written modification of this contract before the current contract performance period expires, provided that the Government will give the Contractor a preliminary written notice of intent to extend at least 60 days prior to expiration of any current period of performance. The preliminary notice does not commit the Government to exercise the option.

        3. If the Government exercises any option, the extended contract shall be considered to include this option provision.

NAS10-98001 (EDC)                                                      Section B
--------------------------------------------------------------------------------

        4. The total duration of this contract, including the exercise of any option(s) under this clause, shall not exceed five (5) years.

        5. It is understood and agreed that any continued performance of services from period to period shall be at the sole determination of the Government and will be contingent upon prior satisfactory performance. Failure to renew the contract for any subsequent period of performance shall not be considered as a termination for the convenience of the Government.

B.       Options for Incremental Increase of Effort

         The Government may unilaterally increase the number of labor hours required to be furnished pursuant to Article B-2, during any one year period of performance, by an amount ranging from 1 to 1,935,575 labor hours; provided that the cumulative total of option hours exercised does not exceed 1,935,575 labor hours for the five year contract period. If the Government elects to exercise its option to increase the number of labor hours, the Contractor will be notified by a contract modification executed by the Contracting Officer. If any option is exercised, the number of minimum, target, and maximum labor hours set forth in Table B-2 will be increased by the number of hours exercised. The estimated cost and available award fee in Article B-3 will be increased as follows for each additional labor hour exercised:


           If Exercised During the Period    Option Labor Rate   Option Fee Rate

           10/01/97 - 09/30/98                     $ 26.98          $   0.00
                                                   -------          --------
           10/01/98 - 09/30/99                     $ 27.70          $   0.00
                                                   -------          --------
           10/01/99 - 09/30/00                     $ 28.45          $   0.00
                                                   -------          --------
           10/01/00 - 09/30/01                     $ 29.28          $   0.00
                                                   -------          --------
           10/01/01 - 09/30/02                     $ 30.14          $   0.00

                                                   -------          --------

         Failure to exercise any option of the contract shall not be considered as a termination for the convenience of the Government. If the Government exercises one or any of the options under this contract, the contract, as amended, shall include all terms and conditions of the contract as it exists immediately prior to the exercise of the additional option(s).

ARTICLE B-6 OPTIONS FOR OTHER DIRECT COSTS

In addition to the amount for ODC included in Article B-4 as part of the basic contract, the Government may increase the amount available for payment of Work Order related items identified in, or required by, Work Orders issued in accordance with Attachment J-1, Appendix 3 "Work Order Procedure" by not more than the total shown below. These items, classified as Other Direct Costs, include, but are not limited to materials, supplies, equipment, maintenance services, travel and training. If the Government elects to exercise its option to increase the amount available for ODC, the Contractor will be notified by a unilateral Contract Modification executed by the Contracting Officer. Options increasing the amounts available for ODC may be exercised one or more times, at any time during the performance period of this contract, provided that the cumulative total estimated cost exercised does not exceed the amount shown below. The estimated cost in Article B-3 will be adjusted to reflect the amount of option exercised.

* Confidential info. has been omitted and filed separately with the Commission.

NAS10-98001 (EDC)                                                      Section B
--------------------------------------------------------------------------------


                                         CY1             CY2             CY3             CY4             CY5           Total
                                     -----------     -----------      ----------      ----------     -----------    -----------
Total ODC                            $ 5,000,000      $5,000,000      $5,000,000      $5,000,000     $5,000,000     $25,000,000
                                     -----------     -----------      ----------      ----------     ----------     -----------

Indirect Cost Pricing Rate                  0.41            0.41%           0.40%           0.40%          0.40%
                                     -----------     -----------      ----------      ----------     ----------

Indirect Cost Amount                 $    20,622     $    20,428       $  20,224      $   19,998     $   19,765     $   101,037
                                     -----------     -----------      ----------      ----------     ----------     -----------

Total ODC + Indirect Costs           $ 5,020,622     $ 5,020,428      $5,020,224      $5,019,998     $5,019,765     $25,101,037
                                     -----------     -----------      ----------      ----------     ----------     -----------


 ARTICLE B-7      KSC 52.231-90 SPECIAL COST PROVISIONS (MAR 1992) (MODIFIED)

Pursuant to the terms of the contract clause entitled "Allowable Cost and Payment (NASA Deviation)", the Contractor shall be reimbursed for such actual and allowable expenditures incurred in the performance of work required by this contract as may be approved by the Contracting Officer subject to the following limitations and provisions:

 A. Travel - Travel required in the performance of work under this contract must be in accordance with the Contractor's approved written travel policy.

 B.     Provisional Billing Rates and Reimbursement Ceiling Rates

        1. Provisional billing rates for indirect cost pools shall be set at the discretion of the Contracting Officer based upon proposals from the Contractor and following review by Government auditors. These provisional rates shall be specified in writing and may be revised either retroactively or prospectively by the Contracting Officer. Prior to each Contractor fiscal year, the Contractor shall submit a proposal for the coming year's provisional billing rates. If during the course of any particular year a significant disparity should arise between the approved provisional billing rates and actual rates, the Contractor shall submit a proposal requesting consideration for revision of the provisional rates to ones more closely reflective of the actual rates anticipated for the year. After expiration of each of its fiscal years, at the time the Contractor submits the final indirect cost rates proposal required by paragraph (d)(2) of FAR 52.216-7, "Allowable Cost and Payment", the provisional billing rates for the year in question shall be changed to the proposed final rates, subject to the reimbursement ceiling rates specified in the contract, and the Contractor shall adjust its billings accordingly.

        2. Notwithstanding the terms of the contract clause entitled "Allowable Cost and Payment," the Contractor shall not be reimbursed for General and Administrative Costs in excess of the following ceilings:

* Confidential info. has been omitted and filed separately with the Commission.

NAS10-98001 (EDC)                                                      Section B
--------------------------------------------------------------------------------

                                                    G&A CEILING RATES
                                           -------------------------------------
                Period                     Base POP(1)  Lab Hr OPT(2) ODC Opt(3)
                ------                     -----------  ------------  ----------
    October 1, 1997-December 3l, 1997           *  %         *  %         *  %
                                              -----        -----        -----
    January 1, 1998-December 3l, 1998           *  %         *  %         *  %
                                              -----        -----        -----
    January l, 1999-December 3l, 1999           *  %         *  %         *  %
                                              -----        -----        -----
    January l, 2000-December 3l, 2000           *  %         *  %         *  %
                                              -----        -----        -----
    January l, 2001-December 3l, 2001           *  %         *  %         *  %
                                              -----        -----        -----
    January l, 2002-September 30, 2002          *  %         *  %         *  %
                                              -----        -----        -----

                The base for application of G&A Costs is defined as Total Cost Input, excluding G&A expenses.

                (1)Base performance period, including Basic Contract Period and Options 1, 2, 3, and 4.
                (2)Options for Incremental Increase of Effort (Article B-5).
                (3)Options for Other Direct Costs (Article B-6)

 C.     Relocation

        1. Reimbursement for relocation costs shall be in accordance with the provisions of FAR 31.205-35. No relocation costs will be reimbursable under this contract for employees whose residence at time of hiring or assignment to this contract was within a fifty (50) mile radius of Kennedy Space Center, Florida. The average reimbursement for relocation costs shall not exceed $5,000 unless authorized by the Contracting Officer.

        2. It is mutually agreed that the Contractor shall not be entitled to reimbursement for cost of relocating employees to their "home" site or any other gaining Contractor activity.

D.      Household Goods Shipments

        1. Movement of household goods and personal effects of Contractor employees, when the total transportation costs are to be reimbursed by the Government, shall be made by carriers furnishing reduced rates under Section 107.21 quotations of the Interstate Commerce Act, when such rates are available. The Contractor shall inform the Chief, Transportation Office, FF-52-D, Kennedy Space Center, Florida, Telephone No. (407) 867-2860, of each planned movement, and the transportation office will provide the Contractor with applicable instructions for household goods movement and other support or guidance that is requested.

        2. The Contractor shall furnish the Chief, Transportation Office, FF-S2-D, Kennedy Space Center, Florida with advanced information of any planned mass movement of personnel (10 or more families) thirty (30) or more days prior to the start of any major relocations in order to provide the Government with sufficient time for rate negotiation action.

        3. Carrier's bill of lading and related shipping documents will be annotated with the following statement:

                        "TRANSPORTATION HEREUNDER IS FOR THE NATIONAL AERONAUTICS AND SPACE ADMINISTRATION, AND THE ACTUAL TOTAL TRANSPORTATION CHARGES PAID TO THE CARRIER(S) BY THE CONSIGNOR OR CONSIGNEE ARE TO BE


*Confidential information has been omitted and filed separately with the Commission

NAS10-98001 (EDC)                                                      Section B
--------------------------------------------------------------------------------

                        REIMBURSED BY THE GOVERNMENT, PURSUANT TO COST REIMBURSABLE CONTRACT NO. NAS10-98001. THIS MAY BE CONFIRMED BY CONTACTING SUCH AGENCY AT (407) 867-2860."

         4. One (1) copy of all carriers' bills of lading shall be furnished to the Chief, Transportation Office, FF-S2-D, Kennedy Space Center, Florida on movements of household goods and personal effects which are the result of the relocation of the Contractor employees when the total transportation costs are to be reimbursed by the Government. Requests for deviations from the procedures established by this clause shall be in writing and addressed to the Contracting Officer.

         5. Such requests must be made prior to the proposed move and in sufficient time for the Contracting Officer to make a decision. Failure to comply with the provisions of this clause may result in the disallowance of costs which are in excess of those which would have resulted from utilization of reduced rates obtainable under the provisions of this clause.

E. Severance Pay - Reimbursement of severance pay shall be in accordance with provisions of FAR 31.205-6(g). However, in no event will the Government reimburse the Contractor for severance pay for any Contractor employee who voluntarily elects to stay in place and work for a succeeding contractor.

F. Bonuses to Hourly Employees - To the extent that bonuses paid to employees will result in a retroactive payment to account for the adjustment of the base rate upon which overtime pay is calculated, such retroactive payments shall not be considered allowable costs under this contract.

 ARTICLE B-8       INCUMBENT EMPLOYEE EARNED SICK LEAVE AND SICK LEAVE ACCRUAL

The Contractor shall credit the earned sick leave accounts of those incumbent employees hired on this contract within 30 days of commencing contract performance by transferring the earned sick leave balances of those employees as of the last day of their employment under predecessor contract number NAS 10-11943.

The Contractor shall ensure that the sick leave accrual rates of those incumbent employees hired on this contract within 30 days of commencing contract performance are maintained under this contract at the same rate those employees were accruing sick leave as of the last day of their employment under predecessor contract NAS10-11943, the costs of these carry-over hours will not be paid under the successor contract unless used.

ARTICLE B-9 INCUMBENT EMPLOYEE ANNUAL LEAVE ACCRUAL

The Contractor shall ensure that the annual leave accrual rates of those incumbent employees hired on this contract within 30 days of commencing contract performance are maintained under this contract at the same rate those employees were accruing annual leave as of the last day of their employment under predecessor contract NAS10-11943.

ARTICLE B-10 RESERVED

NAS10-98001 (EDC)                                                      Section B
--------------------------------------------------------------------------------

ARTICLE B-11 COVERAGE OF PRE-EXISTING MEDICAL CONDITIONS

Health insurance provided to incumbent employees hired under this contract within 30 days of commencing contract performance will include coverage of pre-existing medical conditions currently covered under the insurance provided by the incumbent contractor.

ARTICLE B-12 NFS 1852.232-81 CONTRACT FUNDING (JUN 1990)

For purposes of payment of cost, exclusive of fee, pursuant to the Limitation of Funds clause, the total amount allotted by the Government is defined in Table B-12.

 Table B-12

                                                                      FUNDING
                                ------------------------------------------------------------------------
                                         COST
 As of          Contract        -----------------------                 TOTAL
 Mod #            Value         ODCS    OTHER     TOTAL    FEE        COST & FEE   ADEQUATE THROUGH DATE
 -----            -----         ----    -----     -----    ----       ----------   ---------------------
Basic       $16,070,575         TBD     TBD       TBD      TBD       $1,000,000     October 22, 1997
            -----------

NAS10-98001 (EDC)                                                      Section B
--------------------------------------------------------------------------------

                       THIS PAGE INTENTIONALLY LEFT BLANK

NAS10-98001 (EDC)                                                      Section C
--------------------------------------------------------------------------------

                              PART I - THE SCHEDULE

                                    Section C

                    Description/Specifications/Work Statement
                    -----------------------------------------

ARTICLE C-1 KSC 52.210-90 SCOPE OF WORK (FEB 1990) (MODIFIED)

A. The Contractor shall perform, on a Work Order basis, the effort described in Attachment J-1 entitled "Statement of Work."

B. The Government will issue Work Orders to the Contractor in accordance with Attachment J-1, Appendix 3 "Work Order Procedure" for the performance of work under this contract. Each Work Order will define the specific tasks to be performed including performance standards and metric reporting requirements. The Contractor shall accomplish the tasks in accordance with the Work Orders, but such tasks shall not exceed the amount of labor hours set forth in Article B-2 entitled "Effort Required During Contract Performance."

C. The Contractor's obligation under this contract may include resolution of unusual or emergency situations or increased work volume which may occur from time to time. Such requirements shall be considered to be within the general scope of the contract, entirely within the Contractor's original contractual obligation, and will not constitute nor be construed as a change within the meaning of the Changes clause of this contract. However, if such work is considered by the Contractor to be outside the scope of his contractual obligation, the Contractor, before performing any effort pursuant to such Government direction, shall refer such questions to the Contracting Officer for resolution.

ARTICLE C-2 DATA REQUIREMENTS LIST

 A. The Contractor shall furnish all data identified and described in Attachment J-1, Appendix 1 (Data Requirements List - KSC Form 16-245, hereinafter called DRL) and in supplemental DRLs to be subsequently furnished to the Contractor for additional data which the Government is authorized to request in accordance with the terms of this contract. Such data shall be prepared in accordance with the Data Requirement Description - KSC Form 16-246 (hereinafter called DRD) attached to the DRL and referenced in the DRL for each line item of data specified in the DRL.

B. The Government reserves the right to reasonably defer the dates of delivery of any or all line items of data specified in the DRL. Such right may be exercised at no increase in the contract amount. The Government also reserves the right to terminate the requirement for any or all line items of data specified in the DRL. In the event the Government exercises this right, the contract amount shall be subject to equitable adjustment in accordance with the clause hereof entitled "Changes".

C. To the extent that data required to be furnished by other provisions of this contract are also identified and described in the DRL, or supplemental DRLs, and in the DRDs referenced in such DRL(s), compliance with the DRL shall be accepted as compliance with such other provisions. In the event of conflict between the identity and description of data called for by specific provisions of this contract and the DRL or DRDs, the DRL and DRDs shall control the data to be furnished.

D. Nothing contained in this Data Requirements List provision shall relieve the Contractor from furnishing data called for by, or under the authority of, other provisions of this contract which are not identified and described in the DRL attached to this contract. Whenever such data are identified, either by the Contractor or the Government, they will be listed on a DRL and described on DRDs.

NAS10-98001 (EDC)                                                      Section C
--------------------------------------------------------------------------------

 E. Except as otherwise provided in this contract, the cost of data to be furnished in response to the DRL attached to this contract is included in the estimated cost and shall be reimbursed in accordance with the Allowable Cost and Payment clause.

NAS10-98001 (EDC)                                                      Section D
--------------------------------------------------------------------------------

                              PART I - THE SCHEDULE

                                    SECTION D

                              Packaging and Marking

This Section Reserved.

NAS10-98001 (EDC)                                                      Section E
--------------------------------------------------------------------------------

                              PART I - THE SCHEDULE

                                    SECTION E

                            Inspection and Acceptance

ARTICLE E-1 INSPECTION AND ACCEPTANCE

Inspection and acceptance shall be in accordance with FAR clauses 52.246-3 And 52.246-5 And shall be performed at Kennedy Space Center, Cape Canaveral Air Station, and such other places of performance or delivery of work required under this contract.

ARTICLE E-2    FAR 52.246-3 INSPECTION OF SUPPLIES - COST-
               REIMBURSEMENT (APR 1984)

 A.     Definitions

        "Contractor's managerial personnel," as used in this clause, means any of the Contractor's directors, officers, managers, superintendents, or equivalent representatives who have supervision or direction of--

         1.     All or substantially all of the Contractor's business;

         2. All or substantially all of the Contractor's operation at a plant or separate location at which the contract is being performed; or

         3. A separate and complete major industrial operation connected with performing this contract.

        "Supplies," as used in this clause, includes but is not limited to raw materials, components, intermediate assemblies, end products, lots of supplies, and, when the contract does not include the Warranty of Data clause, data.

 B. The Contractor shall provide and maintain an inspection system acceptable to the Government covering supplies, fabricating methods, and special tooling under this contract. Complete records of all inspection work performed by the Contractor shall be maintained and made available to the Government during contract performance and for as long afterwards as the contract requires.

 C. The Government has the right to inspect and test the contract supplies, to the extent practicable at all places and times, including the period of manufacture, and in any event before acceptance. The Government may also inspect the plant or plants of the Contractor or any subcontractor engaged in the contract performance. The Government shall perform inspections and tests in a manner that will not unduly delay the work.

 D. If the Government performs inspection or test on the premises of the Contractor or a subcontractor, the Contractor shall furnish and shall require subcontractors to furnish all reasonable facilities and assistance for the safe and convenient performance of these duties.

 E. Unless otherwise specified in the contract, the Government shall accept supplies as promptly as practicable after delivery; and supplies shall be deemed accepted 60 days after delivery, unless accepted earlier.

 F. At any time during contract performance, but no later than 6 months (or such other time as may be specified in the contract) after acceptance of the supplies to be delivered under the contract, the Government may require the Contractor to replace or correct any supplies that are nonconforming at time of delivery. Supplies are nonconforming when they are defective in material or workmanship or are otherwise not in conformity with

NAS10-98001 (EDC)                                                      Section E
--------------------------------------------------------------------------------

        contract requirements. Except as otherwise provided in paragraph H. below, the cost of replacement or correction shall be included in allowable cost, determined as provided in the Allowable Cost and Payment clause, but no additional fee shall be paid. The Contractor shall not tender for acceptance supplies required to be replaced without disclosing the former requirement for replacement or correction and, when required, shall disclose the corrective action taken.

G.      1.     If the Contractor fails to proceed with reasonable promptness to perform required replacement or correction, the Government may--

               a. by contract or otherwise, perform the replacement or correction and charge to the Contractor any increased cost or make an equitable reduction in any fee paid or payable under the contract;

               b. require delivery of undelivered supplies at an equitable reduction in any fee paid or payable under the contract; or

               c.      terminate the contract for default.

         2. Failure to agree on the amount of increased cost to be charged to the Contractor or to the reduction in the fee shall be a dispute.

H. Notwithstanding paragraphs F. and G. above, the Government may at any time require the Contractor to correct or replace, without cost to the Government, nonconforming supplies if the nonconformances are due to (1) fraud, lack of good faith, or willful misconduct on the part of the Contractor's managerial personnel or (2) the conduct of one or more of the Contractor's employees selected or retained by the Contractor after any of the Contractor's managerial personnel has reasonable grounds to believe that the employee is habitually careless or unqualified.

I. This clause applies in the same manner to corrected or replacement supplies as to supplies originally delivered.

J. The Contractor shall have no obligation or liability under this contract to replace supplies that were nonconforming at the time of delivery except as provided in this clause or as may be otherwise provided in the contract.

K. Except as otherwise specified in the contract, the Contractor's obligation to correct or replace Government-furnished property shall be governed by the clause pertaining to Government property.

ARTICLE E-3 FAR 52.246-5 INSPECTION OF SERVICES--COST- REIMBURSEMENT (APR 1984)

A. Definition. "Services," as used in this clause, includes services performed, workmanship, and material furnished or used in performing services.

B. The Contractor shall provide and maintain an inspection system acceptable to the Government covering the services under this contract. Complete records of all inspection work performed by the Contractor shall be maintained and made available to the Government during contract performance and for as long afterwards as the contract requires.

C. The Government has the right to inspect and test all services called for by the contract, to the extent practicable at all places and times during the term of the contract. The Government shall perform inspections and tests in a manner that will not unduly delay the work.

D. If any of the services do not conform with contract requirements, the Government may require the Contractor to perform the services again in conformity with contract

NAS10-98001 (EDC)                                                      Section E
--------------------------------------------------------------------------------

        requirements, for no additional fee. When the defects in services cannot be corrected by reperformance, the Government may (1) require the Contractor to take necessary action to ensure that future performance conforms to contract requirements and (2) reduce any fee payable under the contract to reflect the reduced value of the services performed.

E. If the Contractor fails to promptly perform the services again or to take the action necessary to ensure future performance in conformity with contract requirements, the Government may (1) by contract or otherwise, perform the services and reduce any fee payable by an amount that is equitable under the circumstances or (2) terminate the contract for default.

NAS10-98001 (EDC)                                                      Section F
--------------------------------------------------------------------------------

                              PART I - THE SCHEDULE

                                    SECTION F

                            Deliveries or Performance

ARTICLE F-1 KSC 52.212-92 PLACE OF PERFORMANCE (FEB 1990)

The place of performance shall be at the Kennedy Space Center, Cape Canaveral Air Station, and at such other locations as may be approved in writing by the Contracting officer.

ARTICLE F-2 NFS 1852.211-72 PERIOD OF PERFORMANCE (DEC 1988)

   The period of performance of this contract shall be one year, from October 1, 1997 through September 30, 1998.

There are four option periods which, if exercised, extend the period of performance as follows:

   Option            Period of Performance
  ---------     ------------------------------------------
     1          October 1, 1998 through September 30, 1999
     2          October 1, 1999 through September 30, 2000
     3          October 1, 2000 through September 30, 2001
     4          October 1, 2001 through September 30, 2002

NAS10-98001 (EDC)                                                      Section G
--------------------------------------------------------------------------------

                              PART I - THE SCHEDULE

                                    Section G

                          Contract Administration Data

ARTICLE G-1       FAR 52.252-2 CLAUSES INCORPORATED BY REFERENCE (JUN 1988)

This contract incorporates one or more clauses by reference, with the same force and effect as if they were given in full text. Upon request, the Contracting Officer will make their full text available.

I.    NASA FAR SUPPLEMENT (48 CFR CHAPTER 18) CLAUSES:

   Clause Number                  Title
   -------------                  -----
    1852.242-73      NASA/CONTRACTOR FINANCIAL MANAGEMENT REPORTING (APR 1994)
    1852.227-11      PATENT RIGHTS - RETENTION BY THE CONTRACTOR (SHORT FORM)
    1852.242-71      TRAVEL OUTSIDE OF THE UNITED STATES (DEC 1988)
    1852.243-71      SHARED SAVINGS (DEC 1996)
    1852.245-71      INSTALLATION-PROVIDED GOVERNMENT PROPERTY (MAR 1989)

ARTICLE G-2    NFS 1852.216-87 SUBMISSION OF VOUCHERS FOR PAYMENT (DEC 1988)

A. Public vouchers for payment of costs shall include a reference to this Contract No. NAS10-98001 and be forwarded through the cognizant DCAA office to:

               John F. Kennedy Space Center, NASA
               Cost and Commercial Services Branch
               GG-B1-A
               Kennedy Space Center, FL 32899

        This is the designated billing office for cost vouchers for purposes of the Prompt Payment clause of this contract.

 B.     The Contractor shall prepare vouchers as follows:

        1. One original Standard Form SF 1034, SF 1035, or equivalent Contractor's attachment.

        2. Seven copies of SF 1034A, SF 1035A, or equivalent Contractor's attachment.

        3. The Contractor shall mark SF 1034A copies 1, 2, 3, 4, and such other copies as may be directed by the Contracting Officer by insertion in the memorandum block the names and addresses as follows:

                a.      Copy 1, NASA Contracting Officer

                b.      Copy 2, Auditor

                c.      Copy 3, Contractor

                d.      Copy 4, Contract administration office

NAS10-98001 (EDC)                                                      Section G
--------------------------------------------------------------------------------

                e.     Copy 5, Project management office

C. Public vouchers for payment of fee shall be prepared similarly and be forwarded to:

               John F. Kennedy Space Center, NASA
               Attn: Contracting Officer
               OP-OSO
               Kennedy Space Center, FL 32899

        This is the designated billing office for fee vouchers for purposes of the Prompt Payment clause of this contract.

D. In the event that amounts are withheld from payment in accordance with provisions of this contract, a separate voucher for the amount withheld will be required before payment for that amount may be made.

ARTICLE G-3       NFS 1852.216-76 AWARD FEE FOR SERVICE CONTRACTS (OCT 1996)
                  ALTERNATE I (OCT 1996)

A. The Contractor can earn award fee from a minimum of zero dollars to the maximum stated in Article B-3.

B. Beginning 12 months after the effective date of this contract, the Government will evaluate the Contractor's performance every performance period, including option periods exercised pursuant to Article F-2, to determine the amount of award fee earned by the Contractor during the period. The Contractor may submit a self-evaluation of performance for each evaluation period under consideration. These self-evaluations will be considered by the Government in its evaluation. The Government's Fee Determination Official (FDO) will determine the award fee amounts based on the Contractor's performance in accordance with Attachment J-4. The plan may be revised unilaterally by the Government prior to the beginning of any rating period to redirect emphasis.

C. The Government will advise the Contractor in writing of the evaluation results. The Contracting Officer will issue a unilateral modification to the contract that will recognize the award fee earned. The Contractor is not required to submit a separate voucher for earned award fee. The Cost and Commercial Service Branch, Code GG-B1-A, will make payment based on the unilateral modification.

D. After 85% of the potential award fee has been paid, the Contracting Officer may direct the withholding of further payment of award fee until a reserve is set aside in an amount that the Contracting Officer considers necessary to protect the Government's interest. This reserve shall not exceed 15% of the total potential award fee.

E. The amount of award fee which can be awarded in each evaluation period is limited to the amounts set forth in Article B-3. Award fee which is not earned in a evaluation period cannot be reallocated to future evaluation periods.

F.      1.      Pending a determination of the amount of award fee earned for an evaluation period, a portion of the available award fee for that period will be paid to the Contractor on a monthly basis. The portion paid will be 80% of the current period's available amount or the equivalent of the prior period's interim fee, whichever is lower; provided, however, that when the Contracting
                Officer determines that the Contractor will not achieve a level of performance commensurate with the provisional rate, payment of provisional award fee will be discontinued or reduced in such amounts as the Contracting Officer deems appropriate. The
                Contracting Officer will notify the Contractor in writing if it is determined that such discontinuance or reduction is appropriate. This determination is not subject to the Disputes clause.

NAS10-98001 (EDC)                                                      Section G
--------------------------------------------------------------------------------

        2. In the event the amount of award fee earned, as determined by the FDO, is less than the sum of the provisional payments made for that period, the Contractor will either credit the next payment voucher for the amount of such overpayment or refund the difference to the Government, as directed by the Contracting Officer.

        3. Provisional award fee payments will be made prior to the first award fee determination by the Government.

G. Award fee determinations made by the Government under this contract are not subject to the Disputes clause.

ARTICLE G-4        NFS 1852.227-72 DESIGNATION OF NEW TECHNOLOGY
                   REPRESENTATIVE AND PATENT REPRESENTATIVE (APR 1984)

A. For purposes of administration of the clause of this contract entitled "New Technology" or "Patent Rights-Retention by the Contractor (Short
        Form)" whichever is included, the following named representatives are hereby designated by the Contracting Officer to administer such clause:

            Title               Office Code       Address (including zip code)
            -----               -----------   ----------------------------------
        New Technology          DE-TPO        John F. Kennedy Space Center, NASA
        Representative                        Kennedy Space Center, FL 32899

        Patent                  DE-TPO        John F. Kennedy Space Center, NASA
        Representative                        Kennedy Space Center, FL 32899

B. Reports of reportable items, and disclosure of subject inventions, interim reports, final reports, utilization reports, and other reports required by the clause, as well as any correspondence with respect to such matters, should be directed to the New Technology Representative unless transmitted in response to correspondence or request from the Patent Representative. Inquiries or requests regarding disposition of rights, election of rights, or related matters should be directed to the Patent Representative. This clause shall be included in any subcontract hereunder requiring a New Technology clause or Patent Rights Retention by the Contractor (Short Form) clause, unless otherwise authorized or directed by the Contracting Officer. The respective responsibilities and authorities of the above-named representatives are set forth in 1827.375-3 of the NASA FAR Supplement.

ARTICLE G-5       NFS 1852.242-70 TECHNICAL DIRECTION (SEP 1993)

A. Performance of the work under this contract is subject to the written technical direction of the Contracting Officer's Technical Representatives (COTRs), who shall be specifically appointed by the Contracting Officer in writing in accordance with NASA FAR Supplement 1842.270. For purposes of this contract, the COTRs are the Contract Technical Manager (CTM) and Technical Representatives (TRs). "Technical direction" means a directive to the Contractor that approves approaches, solutions, designs, or refinements; fills in details or otherwise completes the general description of work or documentation items; shifts emphasis among work areas or tasks; or furnishes similar instruction to the Contractor. Technical direction includes requiring studies and pursuit of certain lines of inquiry regarding matters within the general tasks and requirements in Section C of this contract.

B. The COTR does not have the authority to, and shall not, issue any instruction purporting to be technical direction that --

        1. Constitutes an assignment of additional work outside the Statement of Work;

NAS10-98001 (EDC)                                                      Section G
--------------------------------------------------------------------------------

        2.      Constitutes a change as defined in the Changes clause;

        3. Constitutes a basis for any increase or decrease in the total estimated contract cost, the fixed fee (if any), or the time required for contract performance;

        4. Changes any of the expressed terms, conditions, or specifications of the contract; or

        5. Interferes with the Contractor's rights to perform the terms and conditions of the contract.

C.      All technical direction shall be issued in writing by the COTR.

D. The Contractor shall proceed promptly with the performance of technical direction duly issued by the COTR in the manner prescribed by this clause and within the COTR's authority. If, in the Contractor's opinion, any instruction or direction by the COTR falls within any of the categories defined in paragraph B. above, the Contractor shall not proceed but shall notify the Contracting Officer in writing within 5 working days after receiving it and shall request the Contracting Officer to take action as described in this clause. Upon receiving this notification, the Contracting Officer shall either issue an appropriate contract modification within a reasonable time or advise the Contractor in writing within 30 days that the instruction or direction is --

        1.     Rescinded in its entirety; or

        2. Within the requirements of the contract and does not constitute a change under the Changes clause of the contract, and that the Contractor should proceed promptly with its performance.

E. A failure of the Contractor and the Contracting Officer to agree that the instruction or direction is both within the requirements of the contract and does not constitute a change under the Changes clause, or a failure to agree upon the contract action to be taken with respect to the instruction or direction, shall be subject to the Disputes clause of this contract.

F. Any action(s) taken by the Contractor in response to any direction given by any person other than the Contracting Officer or the COTR shall be at the Contractor's risk.

 ARTICLE G-6       NFS 1852.245-77 LIST OF INSTALLATION-PROVIDED PROPERTY AND
                   SERVICES (MAR 1989)

In accordance with the Installation-Provided Government Property clause of this contract, the Contractor is authorized use of the types of property and services listed below, to the extent they are available, while on-site at the NASA installation.

A. Office space, work area space, and utilities. The Contractor shall use Government telephones for official purposes only. Pay telephone stations are available for the convenience and use of employees in making unofficial calls, both local and long distance.

B.      General and special-purpose equipment, including office furniture.

        1. Equipment to be made available to the Contractor for use in performance of this contract on-site and at such other locations as approved by the Contracting Officer is listed in Attachment J-2. The Government retains accountability for this property under the Installation-Provided Government Property clause, regardless of its authorized location.

        2. If the Contractor acquires property as a direct cost under this contract, this property also shall become accountable to the Government upon its entry into the

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NAS10-98001 (EDC)                                                      Section G
--------------------------------------------------------------------------------

                NASA Equipment Management System (NEMS) in accordance with the property reporting requirements of this contract.

         3. The Contractor shall not bring on-site for use under this contract any property owned or leased by the Contractor, or other property that the Contractor is accountable for under any other Government contract, without the Contracting Officer's prior written approval.

C.      Supplies from stores stock.

D.      Publications and blank forms stocked by the installation.

E.      Safety and fire protection for Contractor personnel and facilities.

F.      Installation service facilities: None.

G. Medical treatment of a first aid nature for Contractor personnel injuries or illnesses sustained during on-site duty.

H. Cafeteria privileges for Contractor employees during normal operating hours.

I.      Building maintenance for facilities occupied by Contractor personnel.

J. Moving and hauling for office moves, movement of large equipment, and delivery of supplies. Moving services shall be provided on-site as approved by the Contracting Officer.

K. The responsibilities of the Contractor as contemplated by paragraph (a) of the Installation-Provided Government Property clause are defined in the following property management directives and installation supplements to these Directives:

        1.      NHB 4200.1D, NASA Equipment Management Manual
        2. NHB 4200.2A, Equipment Management User's Handbook for Property Custodians
        3.      NHB 4300.1, w/ch 2, NASA Personal Property Disposal Manual
        4.      NHB 4100.1C, NASA Materials Inventory Management Manual

ARTICLE G-7 BASE SUPPORT

A. It is the Government's policy to furnish, to the maximum practicable extent and on a no-charge-for-use basis, available property, equipment, and services (including internet access) for the on-site use of contractors working at Kennedy Space Center and the Cape Canaveral Air Station. Therefore, to avoid unnecessary duplication of facilities and capabilities, the Contractor shall utilize available assigned Government facilities, equipment, tools, supplies, materials, hardware and services as specified in the attachments to this contract; and in KHB 4000.1C w/ch 3, entitled "Supply Support System Manual."

        Property items provided in accordance with the provisions of this clause will be subject to the provisions of NFS 1852.245-71
        "Installation-Provided Government Property."

B. In the event the Government is unable to provide the items specified in paragraph A. above, or in the event the items are not available in a timely manner through Government resources, such items as are required in the performance of this contract may be procured by the Contractor subject to the clause of this contract entitled "Subcontracts (Cost-Reimbursement and Letter Contracts)."

C. The Contractor agrees to make every reasonable effort to anticipate and make known to the Government what its requirements are sufficiently in advance to permit the

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NAS10-98001 (EDC)                                                      Section G
--------------------------------------------------------------------------------

        Government to fulfill them in a timely manner in order to minimize Contractor procurement.

D. Items generally considered "fixtures" (i.e., become a part of the premises when installed, such as water coolers, air-conditioners, partitions ...) shall not be purchased by the Contractor under the authority of this clause. Additionally, items of a capital nature shall not be purchased under the authority of this clause without the prior written approval of the Contracting Officer.

NAS10-98001 (EDC)                                                      Section H
--------------------------------------------------------------------------------

                              PART I - THE SCHEDULE

                                    SECTION H

                          Special Contract Requirements
                          -----------------------------

ARTICLE H-1 FAR 52.252-2 CLAUSES INCORPORATED BY REFERENCE (JUN 1988)

This contract incorporates one or more clauses by reference, with the same force and effect as if they were given in full text. Upon request, the Contracting Officer will make their full text available.

I.      NASA FAR SUPPLEMENT (48 CFR CHAPTER 18) CLAUSES:

           Clause
           Number                       Title
           ------                       -----
         1852.208-81       RESTRICTIONS ON PRINTING AND DUPLICATING (AUG 1993)

         1852.223-70       SAFETY AND HEALTH (MAR 1997)

         1852.228-72       CROSS-WAIVER OF LIABILITY FOR SPACE SHUTTLE SERVICES
                            (SEP 1993)
         1852.228-76       CROSS-WAIVER OF LIABILITY FOR SPACE STATION
                            ACTIVITIES (DEC 1994)

         1852.228-78       CROSS-WAIVER OF LIABILITY FOR NASA EXPENDABLE LAUNCH
                            VEHICLE (ELV) LAUNCHES (SEP 1993)
         1852.246-70       MISSION CRITICAL SPACE SYSTEM PERSONNEL RELIABILITY
                            PROGRAM (MAR 1997)

 ARTICLE H-2      KSC 52.242-90 ALTERNATE I: CONTROLS APPLICABLE TO CONTRACTOR'S
                  ACTIVITIES (SEP 1996)

The below listed Kennedy Space Center publications and subsequent revisions thereof are applicable to this contract and are incorporated herein by reference. These issuances prescribe regulatory procedural criteria which are applicable to the Contractor. The Contractor, upon receipt of notice of noncompliance with any provisions of the below listed publications from the Contracting Officer or his representatives, shall promptly take corrective action.

     KHB 1200.1C       "Facilities, Systems, and Equipment Management Handbook"

     KMI 1270.2A       "KSC Continual Improvement"

     KHB 1610.1A       "KSC Security Handbook"

     KHB 1610.2A       "Personnel Security Handbook"

     KMI 1610.2E       "Photography and Photographer Identification"

     KMI 1164.10A      "Delegations, Redelegations and Designations"

     KHB 1710.2C       "Kennedy Space Center Safety Practices Handbook"

     KMI 1800.2B       "KSC Hazard Communication Program"

     KHB 4000.1C       "Supply Support System Manual"
      w/ch. 3

     KHB 8800.7A       "Hazardous Waste Management"


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

NAS10-98001 (EDC)                                                      Section H
--------------------------------------------------------------------------------

     KMI 8800.8        "KSC Environmental Management"

ARTICLE H-3 KSC 52.243-90 AUTHORIZED CHANGES (FEB 1990)

The Contracting Officer or his duly appointed representative are the only individuals authorized to issue instructions to the Contractor in matters relating to this contract. The identification, scope of authority, and duties of representatives of the Contracting Officer shall be set forth in letters issued by the Contracting Officer; and copies of such designations shall be furnished to the Contractor.

ARTICLE H-4 KSC 52.223-95 REPORTING OF MISHAPS (OCT 1996)

The Contractor shall report and investigate all mishaps in accordance with the mishap reporting requirements in KHB 1710.2.

ARTICLE H-5 KSC 52.223-91 GENERAL SAFETY AND ACCIDENT PREVENTION (FEB 1992)

The Contractor will be required to participate in the KSC Safety Program. The primary safety and health responsibility will be with the prime Contractor and will include the following:

A. Maintaining continuous surveillance of Industrial Safety Operations in the Contractor's contractual areas for detection and correction of unsafe practices and conditions.

B. Providing a safety staff to ensure that working conditions and practices in areas of contract responsibility are maintained in a safe manner.

C. Coordinating with the KSC Reliability and Space Vehicle Safety Division (EI-C) on all matters pertaining to accident prevention whether between the Contractor or other contractors or NASA elements and the Contractor.

D. Submitting a written safety plan stating how the Contractor will implement the safety program to the Director Safety and Assurance (EI) for review and approval in accordance with DRD-011.

E.      Submitting a Monthly Safety Statistics Report in accordance with
        DRD-008.

F. Ensuring that Contractor employees are provided with and use safety clothing and equipment for hazardous operations. Responsibility for furnishing this clothing and equipment lies with the Contractor, except when otherwise authorized.

G. Complying with EWR-127-1, "Eastern and Western Range Safety Policies and Procedures" for all operations performed on CCAS by the Contractor.

H. Notifying the KSC Reliability and Space Vehicle Safety Division (EI-C) immediately when contacted by personnel from the Occupational Safety and Health Administration. Furnishing KSC Safety Assurance (EI) copies of all correspondence reports relating to inspection performed under the Occupational Safety and Health Standards by the Department of Labor.

I. Furnishing a written report to KSC Safety Assurance (EI) of all deficiencies with equipment and facilities in violation of the Occupational Safety and Health Standards which are under their contract SOW.

J. The Contractor agrees to insert this clause, including this paragraph J. and any applicable Schedule Provisions, with appropriate changes of designations of the parties, in subcontracts of every tier unless the Contracting Officer makes a written determination of exemption from this clause.

NAS10-98001 (EDC)                                                      Section H
--------------------------------------------------------------------------------

Nothing herein shall be construed as imposing upon the Contractor any duty to assure or otherwise assume responsibility for the safe operations of any other contractor or their subcontractor performing work on behalf of the Government at the Kennedy Space Center or for the personal safety of the agents, servants, or employees of any such other contractors or subcontractors.

ARTICLE H-6 KSC 52.223-93 OCCUPATIONAL HEALTH (FEB 1992)

A.      Occupational Health Services

        The medical services set forth in KMI 1810.1G entitled "KSC Occupational Medicine Program" dated June 19, 1996 will be provided to the Contractor by the Government to the extent that there will not be any restriction of the employees' rights under applicable Workmen's Compensation statutory provisions.

        Information from records generated as a result of rendition of these medical services may be obtained from the Director, Biomedical Office
        (JJ) upon written request.

B.      Health Examinations and Physical Requirements Standards

        The Contractor shall provide the following data to the Director, Biomedical Office (JJ):

        1. A breakdown of the various health examinations required in support of this contract providing type, frequency, and a roster of personnel affected.

        2. The applicable physical requirements standards for personnel certification if the Contractor has physical requirements standards which are stricter than the applicable KSC (Federal) standards; otherwise the KSC (Federal) physical requirements standards are applicable to this contract.

ARTICLE H-7     KSC 52.208-90 MOTOR VEHICLE MANAGEMENT (FEB 1990) (MODIFIED)

The Contractor shall acquire and manage motor vehicles necessary to support the performance of the contract. Such needed vehicles are to be acquired and managed in the manner most efficient and economic to the Government. Vehicles may be obtained from the GSA Interagency Motor Pool, commercial sources, or other sources. Costs related to motor vehicles shall be borne by the Contractor and reimbursed by the Government to the extent allowable in accordance with the terms of the contract relating to the reimbursement of costs.

The Contractor will use KSC Form 7-490 (Vehicle Use Record) to record vehicle utilization for all GSA and commercial rental vehicles. These records will be maintained and made available at the request of the Contracting Officer for a period of eighteen (18) months. Two copies of the monthly billings, both GSA and commercial, for motor vehicle services will be forwarded to the Contracting Officer each month. The Contractor shall assure that all vehicle operators are appropriately licensed in the state. The Contractor will furnish GSA a copy of their third-party automobile insurance policy if acquiring GSA motor vehicles.

The Contractor shall prepare and submit a Motor Vehicle Utilization Plan in accordance with DRD-005. This plan shall, as a minimum, demonstrate the economic and efficient management of vehicles and fuel. It shall forecast the vehicle requirements for twelve (12) months allowing at least two (2) months advance notice for additional requirements. It shall demonstrate the techniques utilized by the Contractor to assure that vehicles are used for official purposes only.

ARTICLE H-8 KSC 52.204-90 SECURITY CONTROLS AT KSC (JAN 1992)

A.      Identification of Employees

        1. The Contractor shall require each employee engaged on the work site to display NASA-furnished identification badges and special access badges at all times. The Contractor shall obtain and submit badging request forms on each person employed or

NAS10-98001 (EDC)                                                      Section H
--------------------------------------------------------------------------------

                to be employed by the Contractor under this contract. The Contractor shall designate his own security and badging officials to act as points of contact for the KSC Protective Services Office. Prior to proceeding with on-site performance, the Contractor shall submit the following information to the KSC Protective Services Office (FF-S1), Kennedy Space Center:

                a.      Contract number and location of work site(s)

                b.      Contract commencement and completion dates

                c.      Status as prime or subcontractor

                d.      Names of designated security and badging officials.

        2. Identification and badging of employees shall be accomplished as soon as practicable after award of the contract. During performance of the contract, the Contractor shall, upon termination of an employee, immediately deliver badges and/or passes issued to the employee to the KSC Protective Services Office. It is agreed and understood that all NASA identification badges/passes remain the property of NASA, and the Government reserves the right to invalidate such badges/passes at any time.

 B.     Access to Controlled Areas within KSC

        1. Certain areas within KSC have been designated as Controlled Areas. These are normally surrounded by fencing and have an entrance gate monitored by a guard or monitoring device. Access into such areas is classified into "escorted" and "unescorted" access. For each employee for which the Contractor desires to have unescorted access, the prescribed forms must be submitted to the KSC Protective Services Office. Due to the time required to process requests for unescorted access, the Contractor is advised to complete and submit the required forms as soon as practicable after contract award. Within 14 working days after the receipt of the forms, the KSC Protective Services Office will determine whether the person is eligible for unescorted access.

        2. The Contractor is responsible for providing escort services for any of his employees and/or any subcontractor employees who are not eligible for unescorted access.

        3. All requests for unescorted access by subcontractors will be submitted through the Contractor for forwarding to the KSC Protective Services Office.

ARTICLE H-9 PERMITS AND LICENSES

The Contractor shall procure and keep effective all necessary permits and licenses required by the Federal, State, or local Government or subdivision thereof, or of any other duly constructed public authority in performance of the work unless otherwise directed by the Contracting Officer, and shall obey and abide by all applicable laws, regulations or ordinances.

Any permit involving environmental coordination shall be submitted through the Environmental Program Office (JJ-D).

NAS10-98001 (EDC)                                                      Section H
--------------------------------------------------------------------------------

ARTICLE H-10 NFS 1852.235-71 KEY PERSONNEL AND FACILITIES (MAR 1989)

A. The personnel and/or facilities listed below (or specified in the contract Schedule) are considered essential to the work being performed under this contract. Before removing, replacing, or diverting any of the listed or specified personnel or facilities, the Contractor shall (1) notify the Contracting Officer reasonably in advance and (2) submit justification (including proposed substitutions) in sufficient detail to permit evaluation of the impact on this contract.

B. The Contractor shall make no diversion without the Contracting Officer's written consent; provided, that the Contracting Officer may ratify in writing the change, and that ratification shall constitute Contracting Officer's consent required by this clause.

C. The list of personnel and/or facilities (shown below or as specified in the contact Schedule) may, with the consent of the contracting parties, be amended from time to time during the course of the contract to add or delete personnel and/or facilities.

         Mr. Lindsay P. Ball, Program Manager
        -----------------------------------------------------------------
         Mr. Stan Starr, Engineering Area Manager
        -----------------------------------------------------------------
         Mr. Ravi Venugopal, Information Technology Area Manager
        -----------------------------------------------------------------
         Mr. Larry Tuttle, Business Area Manager
        -----------------------------------------------------------------
         Mr. Gus Gustafson, Safety, Quality and Mission Assurance Manager
        -----------------------------------------------------------------

        The following Contractor facilities are considered to be essential to the effort being performed under this contract:

        -----------------------------------------------------------------
        -----------------------------------------------------------------

 ARTICLE H-11 NFS 1852.242-72 OBSERVANCE OF LEGAL HOLIDAYS (AUG 1992) ALT II
              (SEP 1989) (DEVIATION)

A.      The on-site Government personnel observe the following holidays:

        New Year's Day                              Labor Day
        Martin Luther King, Jr.'s Birthday          Columbus Day
        President's Day                             Veterans Day
        Memorial Day                                Thanksgiving Day
        Independence Day                            Christmas Day

        Any other day designated by Federal statute, Executive Order, or the President's proclamation.

B. When any holiday falls on a Saturday, the preceding Friday is observed. When any holiday falls on a Sunday, the following Monday is observed. Observance of such days by Government personnel shall not by itself be cause for an additional period of performance, or entitlement of compensation except as set forth within the contact.

C. When the NASA installation grants administrative leave to its Government employees (e.g., as a result of inclement weather, potentially hazardous conditions, or other special circumstances), Contractor personnel working on-site or near site should also be dismissed. However, the Contractor shall provide sufficient on-site personnel to perform round-the-clock requirements of critical work already in process, unless otherwise instructed by the Contacting Officer or authorized representative.

D. Whenever administrative leave is granted to Contactor personnel pursuant to paragraph C. above, it shall be without loss to the Contractor. The cost of salaries and wages to the Contractor for the period of any such excused absence shall be a reimbursable item of cost

NAS10-98001 (EDC)                                                      Section H
--------------------------------------------------------------------------------

          under this contract for employees in accordance with the Contractor's established accounting policy.

ARTICLE H-12 NFS 1852.209-71 LIMITATION OF FUTURE CONTRACTING (DEC 1988)

A. The Contracting Officer has determined that this acquisition may give rise to a potential organizational conflict of interest. Accordingly, the attention of all prospective offerors is invited to FAR Subpart 9.5 Organizational Conflicts of Interest.

B.      The nature of this conflict is a possible unfair competitive advantage.

C.      The restrictions upon future contracting are described below:

        1. If the Contractor, under the terms of this contract, or through the performance of tasks pursuant to this contract, is required to develop specifications or statements of work that are to be incorporated into a solicitation, the Contractor shall be ineligible to perform the work described in that solicitation as a prime or first tier subcontractor under an ensuing NASA contract. This restriction shall remain in effect for a reasonable time as agreed to by the Contracting Officer and the Contractor sufficient to avoid unfair competitive advantage or potential bias (this time shall in no case be less than the duration of the initial production contract). NASA shall not unilaterally require the Contractor to prepare such specifications or statements of work under this contract.

        2. To the extent that the work under this contract requires access to proprietary, business confidential, or financial data of other companies, and as long as these data remain proprietary or confidential, the Contractor shall protect these data from unauthorized use and disclosure and agrees not to use them to compete with those other companies.

ARTICLE H-13 TECHNOLOGY TRANSFER PROGRAM

A. The Contractor shall support, and participate in, the Government's Technology Transfer/Commercialization Program by assisting the transfer of technology developed under government contract to the private sector. The Contractor's participation may include a number of different activities including the following:

        1. Dual-use development of cutting edge technology having applications both within and outside the aerospace community.

        2. Collaborative efforts with third parties for the purpose of transferring technology.

        3. Government sponsored technology outreach and industry assistance programs that further the transfer of technology.

        4. Applications engineering work for the purpose of adapting the developed technology to a specific use.

B. All projects and associated agreements will be coordinated with the CTM, DE-TPO, and directed in writing by the Contracting Officer. Agreements will state funding requirements, project description, scope of project, reporting requirements, and responsible NASA and contractor personnel. Ownership of rights to the technology developed under these collaborative and partnership activities shall be addressed in the individual agreements. Projects utilizing government funds will be approved by the Contracting Officer.

C. Contractor commitment to technology transfer/commercialization can be demonstrated by the development of internal programs aimed at:

        1. Education and training its workforce in technology transfer activities.

        2. Motivating its employees to report new technology as required by FAR 52.227-11 as modified by NFS 1852.227-11.


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NAS10-98001 (EDC)                                                      Section H
--------------------------------------------------------------------------------

        3.      Assisting its subcontractor with technology transfer activities.

 D. The Contractor shall submit a Technology Transfer Plan in accordance with DRD-025 and report Technology Transfer Reports in accordance with DRD-026.

ARTICLE H-14 HAZARDOUS MATERIALS/WASTE MANAGEMENT

The Contractor shall designate an Environmental Coordinator to function as the single point of contact for all environmental issues including, but not limited to, waste storage and disposal coordination in accordance with KMI 8800.8, "KSC Environmental Management."

ARTICLE H-15 PERFORMANCE BASED WORK ORDERS

Prior to Work Order issuance, each work requirement will be examined by the Government to determine whether it is appropriate for Performance Based Contracting (PBC). Effort that can be contractually defined so that the results of the Contractor's effort can be objectively measured in terms of technical and quality achievement, schedule progress or cost performance, will be ordered on a PBC basis. To the extent that work is ordered on a PBC basis in lieu of a level of effort basis, an equitable adjustment will be made to the contract.

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NAS10-98001 (EDC)                                                      Section I
--------------------------------------------------------------------------------
                            PART II- CONTRACT CLAUSES

                                    SECTION I

                                Contract Clauses
                                ----------------

 ARTICLE I-1       FAR 52.252-2 CLAUSES INCORPORATED BY REFERENCE (JUN 1988)

This contract incorporates one or more clauses by reference, with the same force and effect as if they were given in full text. Upon request, the Contracting Officer will make their full text available.

I.      FEDERAL ACQUISITION REGULATION (48 CFR CHAPTER 1) CLAUSES:

        Clause
        Number                   Title
        ------                   -----
        52.202-1      DEFINITIONS (OCT 1995)

        52.203-3      GRATUITIES (APR 1984)

        52.203-5      COVENANT AGAINST CONTINGENT FEES (APR 1984)

        52.203-6      RESTRICTIONS ON SUBCONTRACTOR SALES TO THE GOVERNMENT
                      (JUL 1995)

        52.203-7      ANTI-KICKBACK PROCEDURES (JUL 1995)

        52.203-8 CANCELLATION, RESCISSION, AND RECOVERY OF FUNDS FOR ILLEGAL OR IMPROPER ACTIVITY (JAN 1997)

        52.203-10     PRICE OR FEE ADJUSTMENT FOR ILLEGAL OR IMPROPER ACTIVITY
                      (JAN 1997)

        52.203-12     LIMITATION ON PAYMENTS TO INFLUENCE CERTAIN FEDERAL
                      TRANSACTIONS (JAN 1990)

        52.204-2      SECURITY REQUIREMENTS (AUG 1996)

        52.204-4      PRINTING/COPYING DOUBLE-SIDED ON RECYCLED PAPER (JUN 1996)

        52.209-6      PROTECTING THE GOVERNMENT'S INTEREST WHEN
                      SUBCONTRACTING WITH CONTRACTORS DEBARRED,
                      SUSPENDED, OR PROPOSED FOR DEBARMENT (JUL 1995)

        52.211-5      NEW MATERIAL (MAY 1995)

        52.211-15     DEFENSE PRIORITY AND ALLOCATION REQUIREMENTS (SEP 1990)

        52.215-2      AUDIT AND RECORDS-NEGOTIATION (AUG 1996)

        52.215-22     PRICE REDUCTION FOR DEFECTIVE COST OR PRICING DATA
                      (OCT 1995)

        52.215-23     PRICE REDUCTION FOR DEFECTIVE COST OR PRICING DATA
                      MODIFICATIONS  (OCT 1995)

        52.215-24     SUBCONTRACTOR COST OR PRICING DATA (OCT 1995)

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NAS10-98001 (EDC)                                                      Section I
--------------------------------------------------------------------------------

       52.215-25      SUBCONTRACTOR COST OR PRICING DATA - MODIFICATIONS
                      (OCT 1995)

       52.215-27      TERMINATION OF DEFINED BENEFIT PENSION PLANS (MAR 1996)

       52.215-31      WAIVER OF FACILITIES CAPITAL COST OF MONEY (SEP 1987)

       52.215-33      ORDER OF PRECEDENCE (JAN 1986)

       52.215-39      REVERSION OF ADJUSTMENT OF PLANS FOR POSTRETIREMENT
                      BENEFITS OTHER THAN PENSIONS (MAR 1996)

       52.215-40      NOTIFICATION OF OWNERSHIP CHANGES (FEB 1995)

       52.216-7       ALLOWABLE COST AND PAYMENT (FEB 1997)

       52.217-9 OPTION TO EXTEND THE TERM OF THE CONTRACT (MAR 1989) [FILL IN: 5 YEARS]

       52.219-8 UTILIZATION OF SMALL BUSINESS, SMALL DISADVANTAGED, AND WOMEN-OWNED SMALL BUSINESS CONCERNS (OCT 1995)

       52.219-14      LIMITATIONS ON SUBCONTRACTING (DEC 1996)

       52.222-2       PAYMENT FOR OVERTIME PREMIUMS (JUL 1990) [FILL IN: ZERO]

       52.222-3       CONVICT LABOR (AUG 1996)

       52.222-4 CONTRACT WORK HOURS AND SAFETY STANDARDS ACT - OVERTIME COMPENSATION (JUL 1995)

       52.222-26      EQUAL OPPORTUNITY (APR 1984)

       52.222-28      EQUAL OPPORTUNITY PREAWARD CLEARANCE OF SUBCONTRACTS
                      (APR 1984)

       52.222-35      AFFIRMATIVE ACTION FOR SPECIAL DISABLED AND VIETNAM ERA
                      VETERANS (APR 1984)

       52.222-36      AFFIRMATIVE ACTION FOR HANDICAPPED WORKERS (APR 1984)

       52.222-37      EMPLOYMENT REPORTS ON SPECIAL DISABLED VETERANS AND
                      VETERANS OF THE VIETNAM ERA (JAN 1988)

       52.222-41      SERVICE CONTRACT ACT OF 1965, AS AMENDED (MAY 1989)

       52.223-2       CLEAN AIR AND WATER (APR 1984)

       52.223-6       DRUG FREE WORKPLACE (JAN 1997)

       52.223-10      WASTE REDUCTION PROGRAM (MAY 1995)

       52.223-14      TOXIC CHEMICAL RELEASE REPORTING (OCT 1996)

       52.227-11      PATENT RIGHTS - RETENTION BY THE CONTRACTOR (SHORT FORM)
                      (JUN 1989) (AS MODIFIED BY NFS 1852.227-11)

       52.227-1       RIGHTS IN DATA-GENERAL (JUN 1987) (AS MODIFIED BY NFS
                      1852.227-14)

       52.228-7       INSURANCE-LIABILITY TO THIRD PERSONS (MAR 1996)

       52.232-9       LIMITATION ON WITHHOLDING OF PAYMENTS (APR 1984)

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NAS10-98001 (EDC)                                                      Section I
--------------------------------------------------------------------------------

       52.232-17       INTEREST (JUN 1996)

       52.232-18       AVAILABILITY OF FUNDS (APR 1984)

       52.232-22       LIMITATION OF FUNDS (APR 1984)

       52.232-23       ASSIGNMENT OF CLAIMS (JAN 1986)

       52.232-25       PROMPT PAYMENT (MAR 1994)

       52.232-33       MANDATORY INFORMATION FOR ELECTRONIC FUNDS TRANSFER
                       PAYMENT (AUG 1996)

       52.233-1        DISPUTES (OCT 1995)-ALTERNATE I (DEC 1991)

       52.233-3        PROTEST AFTER AWARD (AUG 1996)-ALTERNATE I (JUN 1985)

       52.237-2 PROTECTION OF GOVERNMENT BUILDINGS, EQUIPMENT, AND VEGETATION (APR 1984)

       52.237-3        CONTINUITY OF SERVICES (JAN 1991)

       52.239-1        PRIVACY OR SECURITY SAFEGUARDS (AUG 1996)

       52.242-1        NOTICE OF INTENT TO DISALLOW COSTS (APR 1984)

       52.242-3        PENALTIES FOR UNALLOWABLE COSTS (OCT 1995)

       52.242-4        CERTIFICATION OF FINAL INDIRECT COSTS (JAN 1997)

       52.242-13       BANKRUPTCY (JUL 1995)

       52.242-15       STOP-WORK ORDER (AUG 1989) ALTERNATE I (APR 1984)

       52.243-2        CHANGES-COST-REIMBURSEMENT (AUG 1987) - ALTERNATE II
                       (APR 1984)

       52.244-2 SUBCONTRACTS (COST-REIMBURSEMENT AND LETTER CONTRACTS) (FEB 1997) - ALTERNATE I (AUG 1996)

       52.244-5        COMPETITION IN SUBCONTRACTING (DEC 1996)

       52.244-6 SUBCONTRACTS FOR COMMERCIAL ITEMS AND COMMERCIAL COMPONENTS (OCT 1995)

       52.245-5        GOVERNMENT PROPERTY (COST-REIMBURSEMENT,
                       TIME-AND-MATERIAL, OR LABOR-HOUR CONTRACTS) (JAN 1986)

       52.246-25       LIMITATION OF LIABILITY-SERVICES (FEB 1997)

       52.247-1        COMMERCIAL BILL OF LADING NOTATIONS (APR 1984)

       52.247-63       PREFERENCE FOR U.S.-FLAG AIR CARRIERS (JAN 1997)

       52.247-67       SUBMISSION OF COMMERCIAL TRANSPORTATION BILLS TO THE
                       GENERAL SERVICES ADMINISTRATION FOR AUDIT (FEB 1995)

       52.249-6        TERMINATION (COST-REIMBURSEMENT) (SEP 1996)

       52.249-14       EXCUSABLE DELAYS (APR 1984)

       52.251-1        GOVERNMENT SUPPLY SOURCES (APR 1984)

       52.251-2 INTERAGENCY FLEET MANAGEMENT SYSTEM (IFMS) VEHICLES AND RELATED SERVICES (JAN 1991)

       52.253-1        COMPUTER GENERATED FORMS (JAN 1991)

NAS10-98001 (EDC)                                                      Section I
--------------------------------------------------------------------------------

  II.     NASA FAR SUPPLEMENT (48 CFR CHAPTER 18) CLAUSES:

         Clause
         Number                     Title
         ------                     -----

       1852.216-89       ASSIGNMENT AND RELEASE FORMS (OCT 1996)

       1852.219-74       USE OF RURAL AREA SMALL BUSINESSES (SEP 1990)

       1852.219-76       NASA SMALL DISADVANTAGED BUSINESS GOAL (JUL 1991)

       1852.228-75       MINIMUM INSURANCE COVERAGE (OCT 1988)

       1852.237-70       EMERGENCY EVACUATION PROCEDURES (DEC 1988)

ARTICLE I-2 FAR 52.215-42 REOUTREMENTS FOR COST OR PRICING DATA OR INFORMATION
            OTHER THAN COST OR PRICING DATA--MODIFICATIONS (JAN 1997)--ALTERNATE IV (JAN 1997)

A.      Submission of cost or pricing data is not required.

B. Provide sufficient information in contractor format, including access to Contractor records, necessary to permit an adequate evaluation of the proposed price in accordance with 15.804-6(a)(5). Standard Form 1448, Proposal Cover Sheet (Cost or Pricing Data Not Required) may be used for information other than cost or pricing data.

ARTICLE I-3 FAR 52.219-17 SECTION 8(a) AWARD (DEC 1996)

A. By execution of a contract, the Small Business Administration (SBA) agrees to the following:

        1. To furnish the supplies or services set forth in the contract according to the specifications and the terms and conditions by subcontracting with the Offeror who has been determined an eligible concern pursuant to the provisions of section 8(a) of the Small Business Act, as amended (15 U.S.C. 637(a)).

        2. Except for novation agreements and advance payments, delegates to the National Aeronautics and Space Administration the responsibility for administering the contract with complete authority to take any action on behalf of the Government under the terms and conditions of the contract; provided, however that the contracting agency shall give advance notice to the SBA before it issues a final notice terminating the right of the subcontractor to proceed with further performance, either in whole or in part, under the contract.

        3. That payments to be made under the contract will be made directly to the subcontractor by the contracting activity.

        4. To notify the NASA Contracting Officer immediately upon notification by the subcontractor that the owner or owners upon whom 8(a) eligibility was based plan to relinquish ownership or control of the concern.

        5. That the subcontactor awarded a subcontract hereunder shall have the right of appeal from decisions of the cognizant Contracting Officer under the "Disputes" clause of the subcontract.

B. The offeror/subcontractor agrees and acknowledges that it will, for and on behalf of the SBA, fulfill and perform all of the requirements of the contract.

NAS10-98001 (EDC)                                                      Section I
--------------------------------------------------------------------------------

C. The offeror/subcontractor agrees that it will not subcontract the performance of any of the requirements of this subcontract to any lower tier subcontractor without the prior written approval of the SBA and the cognizant NASA Contract Officer.

ARTICLE I-4 FAR 52.219-18 NOTIFICATION OF COMPETITION LIMITED TO ELIGIBLE 8(a) CONCERNS (JAN 1997)

A. Offers are solicited only from small business concerns expressly certified by the Small Business Administration (SBA) for participation in the SBA's 8(a) Program and which meet the following criteria at the time of submission of offer--

        1. SIC code 8731 is specifically included in the Offeror's approved business plan;

        2. The Offeror is in conformance with the 8(a) support limitation set forth in its approved business plan; and

        3. The Offeror is in conformance with the Business Activity Targets set forth in its approved business plan or any remedial action directed by the SBA.

B. By submission of its offer, the Offeror represents that it meets all of the criteria set forth in paragraph A. of this clause.

C. Any award resulting from this solicitation will be made to the Small Business Administration, which will subcontract performance to the successful 8(a) offeror selected through the evaluation criteria set forth in this solicitation.

D.      1.      Agreement. A small business concern submitting an offer in its own name agrees to furnish, in performing the contract, only end items manufactured or produced by small business concerns in the United States. The term "United States" includes its territories and possessions, the Commonwealth of Puerto Rico, the trust territory of the Pacific Islands, and the District of Columbia.
                If this procurement is processed under simplified acquisition procedures and the total amount of this contract does not exceed
                $25,000, a small business concern may furnish the product of any domestic firm. This subparagraph does not apply in connection with construction or service contracts.

        2. The SBA's contractor will notify NASA's Contracting Officer in writing immediately upon entering an agreement (either oral or written) to transfer all or part of its stock or other ownership interest to any other party.

ARTICLE I-5 KSC 52.227-90 MANAGEMENT AND PROTECTION OF DATA OF THIRD PARTIES (MAR 1992)

A. In performance of this contract it is anticipated that the Contractor may have access to, be furnished, use, or generate the following types of data (recorded information):

        1. Data of third parties bearing limited rights or restricted rights notices submitted either to NASA or directly to the Contractor; or

        2. Other data of third parties which NASA has agreed to handle under protective arrangements; or

        3. Data generated by NASA or the Contractor for third parties which NASA intends to control the use and dissemination thereof until delivered to the third parties.

NAS10-98001 (EDC)                                                      Section I
--------------------------------------------------------------------------------

B. In order to protect the interests of the Government and the interests of other owners of such data, Contractor agrees with respect to data in category 1. above, and with respect to any data in categories 2. and 3. when so identified by the Contracting Officer, to:

        1. Use and disclose such data only to the extent necessary to perform the work required under this contract, with particular emphasis on restricting the data to employees having a "need to know";

        2. Preclude disclosure of such data outside Contractor's organization performing work under this contract without written consent of the Contracting Officer; and

        3. Return or dispose of such data as directed by the Contracting Officer or the furnishing third party owner when such data is no longer needed for contract performance.

ARTICLE I-6 RESERVED

ARTICLE I-7 FAR 52.252-6 AUTHORIZED DEVIATIONS IN CLAUSES (APR 1984)

A. The use in this solicitation or contract of any Federal Acquisition Regulation (48 CFR Chapter 1) clause with an authorized deviation is indicated by the addition of "(DEVIATION)" after the date of the clause.

B. The use in this solicitation or contract of any NASA FAR Supplement (48 CFR Chapter 18) clause with an authorized deviation is indicated by the addition of "(DEVIATION)" after the name of the regulation.

ARTICLE I-8 NFS 1852.215-84 OMBUDSMAN (OCT 1996) (MODIFIED)

An ombudsman has been appointed to hear and facilitate the resolution of concerns from Contractors during the postaward phase of this acquisition. When requested, the ombudsman will maintain strict confidentiality as to the source of the concern. The existence of the ombudsman is not to diminish the authority of the Contracting Officer. Further, the ombudsman does not participate in adjudication of formal contract disputes. Therefore, before consulting with the ombudsman, interested parties must first address their concerns, issues, disagreements, and/or recommendations to the Contracting Officer for resolution. If resolution cannot be made by the Contracting Officer, interested parties may contact the Kennedy Space Center ombudsman, who is the Deputy Center Director at 407-867-2355. Concerns, issues, disagreements, and recommendations that cannot be resolved at the installation may be referred to the NASA ombudsman, the Deputy Administrator for Procurement, at 202-358-2090. Please do not contact the ombudsman to clarify technical requirements. Such inquiries shall be directed to the Contracting Officer or as specified elsewhere in this document.

ARTICLE I-9 FAR 52.222-42 STATEMENT OF EQUIVALENT RATES FOR FEDERAL HIRES (MAY 1989)

In compliance with the Service Contract Act of 1965, as amended, and the regulations of the Secretary of Labor (29 CFR Part 4), this clause identifies the classes of service employees expected to be employed under the contract and states the wages and fringe benefits payable to each if they were employed by the contracting agency subject to the provisions of 5 U.S.C. 5341 or 5332.

THIS STATEMENT IS FOR INFORMATION ONLY: IT IS NOT A WAGE DETERMINATION

NAS10-98001 (EDC)                                                      Section I
--------------------------------------------------------------------------------

A.      BASIC HOURLY RATES

   POSITION CLASSIFICATION            SCA TITLE                   WAGE RATE
   -----------------------            ---------                   ---------
   NON-EXEMPT, NON-UNION
   Accounting Assistant               Accounting Clerk III         $ 8.54
   Administrative Assistant           Secretary III                $10.65
   Administrative Assistant, Sr.      Secretary IV                 $11.83
   Word Processor                     Word Processor III           $ 9.55
   Word Processor, Sr.                Word Processor III           $ 9.55
   Technical Illustrator              Illustrator I                $ 9.55
   Technical Illustrator              Illustrator I                $11.83
   Hardware Technician                Machine Tool Operator        $14.34
   Hardware Technician, Sr.           Tool & Die Maker             $17.03
   Shipping & Receiving Tech          Shipping/Receiving Clerk     $10.79
  Mechanical Technician, Jr.          Electrician, Maintenance     $14.99
  Mechanical Technician, Sr.          Electrician, Maintenance     $14.99
  Mechanic Technician                 Machinery Maint. Mechanic    $14.99
  Mechanic Technician                 Machinist, Maintenance       $14.99
  Mechanic Technician, Sr.            Machinist, Maintenance       $14.99
  Hardware Technician, Sr.            Machinist, Maintenance       $14.99
  Mechanic Technician                 Maintenance Trades Helper    $11.58
  Mechanic Technician                 Pipefitter, Maintenance      $14.99
  Mechanic Technician, Sr.            Pipefitter, Maintenance      $14.99
  Mechanic Technician                 Pneudraulic, Systems         $14.99
                                      Mechanic
  Mechanic Technician                 Welder                       $14.99
  Mechanic Technician, Sr.            Welder                       $14.99
  CAD Operator                        Drafter III                  $ 9.55
  CAD Operator, Sr.                   Drafter III                  $ 9.55
  CAD Operator                        Drafter IV                   $11.83
  Telecommunications Tech             Engineering Technician II    $ 8.54
  Hardware Technician                 Engineering Technician II    $ 8.54
  Mechanic Technician                 Engineering Technician II    $ 8.54
  Hardware Technician                 Engineering Technician III   $ 9.55
  Hardware Technician, Sr.            Engineering Technician III   $ 9.55

NAS10-98001 (EDC)                                                      Section I
--------------------------------------------------------------------------------

 Hardware Technician, Sr.             Engineering Technician IV    $11.83
 Hardware Technician, Sr.             Engineering Technician V     $14.47
 Mechanic Technician                  Engineering Technician V     $14.47
 Mechanic Technician                  Laboratory Technician        $10.65
 Mechanic Technician, Sr.             Laboratory Technician        $10.65
 Hardware Technician, Sr.             Inspector                    $15.94


B. Fringes are as follows:

        1. Paid holidays: New Year's Day, Martin Luther King's Birthday, Washington's Birthday, Memorial Day, Independence Day, Labor Day, Columbus Day, Veterans Day, Thanksgiving Day, and Christmas Day.

        2. Annual Leave: Two hours of annual leave each week for an employee with less than three years service; three hours of annual leave each week for an employee with three but less than fifteen years of service; and four hours of annual leave each week for an employee with fifteen or more years of service.

        3.      Life, accident and health insurance, and sick leave programs:
                5.1 percent of the basic hourly rate.

        4.      Retirement: 7 percent of basic hourly rate.

ARTICLE I-10 NFS 1852.237-71 PENSION PORTABILITY (JAN 1997)

A. In order for pension costs attributable to employees assigned to this contract to be allowable costs under this contract, the plans covering such employees must:

        1.      Comply with all applicable Government laws and regulations;

        2. Be a defined contribution plan, or a multiparty defined benefit plan operated under a collective bargaining agreement. In either case, the plan must be portable, i.e., the plan follows the employee, not the employer;

        3. Provide for 100 percent employee vesting at the earlier of one year of continuous employee service or contract termination; and

        4. Not be modified, terminated or a new plan adopted without the prior written approval of the cognizant NASA Contracting Officer.

B. The Contractor shall include paragraph A. of this clause in all subcontracts for continuing services under a service contract if:

        1.      The prime contact requires pension portability;

        2. The subcontracted labor dollars (excluding any burdens or profit/fee) exceed $2,500,000 and ten percent of the total prime contract labor dollars (excluding any burdens or profit/fee); and

        3.      Either of the following conditions exists:

                i. There is a continuing need for the same or similar subcontract services for a minimum of five years (inclusive of options), and if the subcontractor changes, a high percentage of the predecessor subcontractor's employees are expected to remain with the program; or

NAS10-98001 (EDC)                                                      Section I
--------------------------------------------------------------------------------

               ii. The employees under a predecessor subcontract were covered by a portable pension plan, a follow-on subcontract or a subcontract consolidating existing services is awarded, and the total subcontract period covered by the plan covers a minimum of five years (including both the predecessor and successor subcontracts).

NAS10-98001 (EDC)                                                      Section J
--------------------------------------------------------------------------------

          PART III - LIST OF DOCUMENTS, EXHIBITS, AND OTHER ATTACHMENTS

                                    Section J

                               List of Attachments
                               -------------------

               SECTION J

              DESIGNATION                             ATTACHMENT TITLE
              -----------                             ----------------
    Attachment J-1                      Statement of Work

    Attachment J-1, Appendix 1          Data Requirements List/Data Requirements
                                         Description (DRL/DRD)

    Attachment J-1, Appendix 2          Safety, Reliability and Maintainability
                                         Requirements

    Attachment J-1, Appendix 3          Work Order Procedure
    Attachment J-1, Appendix 4          Reference and Applicable Documents

    Attachment J-1, Appendix 5          Information Technology (I/T) Planning
                                         and Review at KSC, Principles and Goals

    Attachment J-2                      Installation-Provided Government
                                         Property Listing

    Attachment J-3                      Register of Wage Determination

    Attachment J-4                      EDC Award Fee Evaluation Plan

    Attachment J-5                      Glossary, Acronyms, and Abbreviations

    Attachment J-6                      DD Form 254 (Contract Security
                                         Classification Specification)

NAS10-98001 (EDC)                                                 Attachment J-1
--------------------------------------------------------------------------------

                                 Attachment J-1

                                STATEMENT OF WORK
                                -----------------

1.0 PURPOSE

     This Statement of Work (SOW), including Appendices 1 through 5, describes the activities required to be performed by the Engineering Development Contractor (hereinafter referred to as "The Contractor") in order to provide engineering resources and products to the Engineering Development Directorate (hereinafter referred to as "DE"), Kennedy Space Center (KSC), FL.

          Appendix 1 contains a listing of the Data Requirements Descriptions and a copy of each describing the data deliverables for the contract.

          Appendix 2 contains safety, reliability and maintainability requirements.

          Appendix 3 contains a description of the Work Order Procedure for processing and approving Work Orders with selected examples of Work Orders including performance standards and metrics.

          Appendix 4 contains a listing of contract documents applicable to, or referenced in, the contract excluding FAR and NASA FAR Supplement clauses.

          Appendix 5 contains the KSC guidelines for Information Technology planning and review.

 2.0 SCOPE

     The Contractor shall be responsible for the performance of the work described in this SOW. This work will require activities that range in scope from providing technicians for a variety of sites, facilities, and laboratories to providing engineering and management of complex applied research, development, and technology projects. The overall project planning and budgeting is the responsibility of the Government civil service team in concert with the Contractor. Work Orders specifying Contractor responsibilities, performance standards and metrics reporting requirements are prepared by the Government in accordance with the Work Order Procedure set forth in Appendix 3. Contractor staffing and detailed planning to implement Work Order requirements are the Contractor's responsibility.

NAS10-98001 (EDC)                                                 Attachment J-1
--------------------------------------------------------------------------------

 3.0  REQUIREMENTS

      3.1 GENERAL

          Government administration and control of the contract will be accomplished through the KSC Contracting Officer (CO). Technical management and direction will be furnished by the Contract Technical Manager (CTM) and Technical Representatives (TRs) appointed by the CO. The Contractor shall work with the CTM and TRs to integrate Work Order efforts to assure well-coordinated and consolidated results.

          The Contractor shall provide supervision of its employees and overall direction and integration for all aspects of this contract to ensure that the work activities specified in this SOW are accomplished economically and effectively in compliance with requirements. The Contractor shall establish interfaces to achieve appropriate coordination with NASA/KSC, other KSC contractors, and other NASA Centers and their contractors. In the event of joint occupancy(1) within a facility or laboratory, the Government will have the responsibility for prioritizing the use of Government facilities, laboratories, and equipment.

          The Contractor shall provide those plans, procedures, data and reports identified in the Data Requirements List (DRL) and described in Data Requirements Descriptions (DRD) specified in Appendix 1. The Contractor shall establish a resource reporting system, to include subcontractors, for total contract work activity. The reporting system shall have the capability to identify near-term and long-range requirements including workforce, material, and equipment. The system shall also have the capability of providing cost projections and metrics reporting as necessary to accomplish work activities required by the Government.

          The Contractor shall make maximum use of available Government equipment, supplies, and services and procure only equipment, supplies, or services which are not readily available and which are required to support accomplishment of assigned tasks. The Contractor shall utilize Commercial-Off-The-Shelf (COTS) equipment where appropriate.

          The National Environmental Policy Act (NEPA) mandates that all "Federal actions significantly affecting the quality of the human environment" be evaluated. All KSC contractor actions are considered "Federal actions" as they are performed in support of Government activities. Specific guidance and responsibilities for environmental documentation for this Center are outlined in KHB 1200.1, "Facilities, Systems, and Equipment Management Handbook." The Contractor is responsible for developing the required environmental documentation for its assigned projects. These environmental analyses and

----------------------------
(1) Joint Occupancy means that there may be other contractors or NASA employees utilizing the same facilities/laboratories during a particular schedule period. This is an intermittent condition and may affect one or more facilities/laboratories at any particular time. Adequate notice will be provided prior to a joint occupancy condition.

NAS10-98001 (EDC)                                                 Attachment J-1
--------------------------------------------------------------------------------

         assessments must be submitted through the CTM for signature and/or transmittal to outside agencies.

    3.2  ENGINEERING

         The Contractor shall perform requirements analyses, cost analysis, designs, studies, and investigations for research and engineering development tasks. These tasks will involve the use and knowledge of past aerospace design practices that were applied to existing ground systems as well as current state-of-the-art techniques and technologies for potential application of new requirements. The engineering tasks may involve, but are not limited to, areas such as propellants and gases, cryogenics, hypergolics, pneumatics, hydraulics, fiber optics, communication systems, instrumentation, navigational aids, hazardous gas detection, intelligent systems, robotics, multimedia, biomedical engineering, computer hardware, software, and networking, environmental control systems, mechanical and structural systems, stress and load analyses, launch-induced environments including acoustic and thermal analyses, data analyses, material science, atmospheric science, and environmental science. All Ground Support Equipment (GSE) design engineering tasks shall be accomplished in accordance with KSC-DE-512-SM, "Facility, System, and Equipment General Design Requirements" or with SSP 50004, "Ground Support Equipment Design Requirements, International Space Station", as appropriate. Operational software development activities shall be in accordance with Appendix 2 "Safety, Reliability and Maintainability Requirements." In addition to NASA and KSC standards and practices, the Contractor shall comply with telecommunications standards defined by the National Institute of Standards and Technology (NIT), mandatory Federal Information Processing (FIP) Standards, and Federal Telecommunication Standards (FED-STD).

         The Contractor shall have the capability for preparing all requisite project management planning documents, requirements, technical approaches or conceptual designs, work breakdown structures, detailed and summary Gantt chart schedules, resource allocation histograms, PERT/CPM diagrams including critical-path calculations, detailed and summary budget and time-related spending plan, identification of key milestones, and the Contractor's plan for managing the project.

         The Contractor shall work with organizations as required by Work Order to develop design requirements, engineering reports, and/or design concepts. The Contractor shall prepare technical assessments and evaluations of requirements to include an implementation cost estimate, installation and testing requirements, an environmental analysis, and any necessary trade studies, including cost-benefit analyses. Assessments shall include, but not be limited to, impacts to: schedules, processes, procedures, performance, safety, reliability,

NAS10-98001 (EDC)                                                 Attachment J-1
--------------------------------------------------------------------------------

        operability, documentation, hardware, software, maintainability, and spares identification.

        The Contractor shall prepare complete design packages or parts thereof. A complete design package is defined as the technical effort required to convert preliminary designs or conceptual engineering into the drawings and specifications necessary for procurement, fabrication, installation, operation, and maintenance of new or modified equipment or facilities. In addition to drawings and specifications, a complete design package may contain shop drawings, engineering instructions, Failure Modes and Effects Analysis (FMEA), Operations and Maintenance Documentation (OMD), test procedures, cost estimates, parts lists, software requirements and criteria, software, schedules, environmental data, and other pertinent design data. The Contractor shall conduct periodic design reviews in accordance with DE-P 450, "Design Reviews." Design packages shall be checked by the Contractor to assure that technical requirements have been met and editorial errors or omissions have been eliminated prior to approval and release by the Government for implementation.

        The Contractor shall thoroughly review designs during the design process and prior to engineering release to assure appropriate safety, quality, maintainability, and reliability requirements are incorporated in the design package. The Contractor shall develop component, subsystem, and system qualification test requirements, criteria, plans, and procedures.

        The Contractor shall provide the necessary fabrication, design verification and testing of new or upgraded designs to substantiate the design approach. This effort may also include demonstrations, engineering analysis, and preparation of reports.

        The Contractor shall provide and maintain technical expertise in all key technical disciplines for assigned laboratories and other technical areas. The Contractor shall maintain expert knowledge and awareness of the current state-of-the-art in these disciplines in industry, academia, and other Government laboratories and programs.

        The Contractor shall support and participate in the Government Technology Transfer/Commercialization Program including providing technical expertise to Florida industries in support of KSC's Outreach Program.

        When no appropriate technology exists, the Contractor shall provide the necessary scientific and engineering resources to develop the appropriate technology. The Contractor shall validate and document the chosen technical approach.

        The Contractor shall develop and perform qualification testing of components or systems for use in KSC GSE.

NAS10-98001 (EDC)                                                 Attachment J-1
--------------------------------------------------------------------------------

        The Contractor shall perform acceptance testing of systems or components developed for DE by the Contractor or by other organizations. The acceptance test procedures and test results will be approved by DE.

        The Contractor shall prepare turnover documentation for transfer of operations, maintenance, and sustaining engineering responsibility for completed components or systems to customers including Acceptance Data Packages per DRD-009.

        The Contractor shall perform applications engineering, laboratory tests, and design problem resolution for components or systems previously delivered and or turned over to customers.

        The Contractor shall utilize existing Government-owned computer-aided engineering, computer-aided drafting and other automation tools such as interactive design, analysis, and graphics systems as the primary method of operation. The Contractor may use manual drafting and other methods of documentation when necessary.

        The Contractor shall be responsible for development, documentation, and in-service inspection and certification of all DE responsible pressure systems in accordance with KHB 1710.2C, Annex E, "KSC Safety Practices Handbook."

        The Contractor shall provide sustaining engineering for DE facilities, laboratories, systems, equipment, and components as defined by Work Order.

   3.3  ENGINEERING SUPPORT

        The Contractor shall provide engineering support which includes technical writing, multimedia, illustrating, engineering drafting, and cost estimating.

        The Contractor shall prepare and maintain Engineering Standards, Specifications, and Procedures. This includes a detailed review of NMIs, NHBs, KMIs, KHBs, and other documents to assure that DE working procedures, standards, and specifications are in compliance and provide recommendations for updating when not in compliance. Activities include research, writing, review, editing, typing, and proofreading required to produce a complete document ready for approval and reproduction.

        The Contractor shall prepare technical and management multimedia suitable for use in audio/visual presentations, technical reports, plans, operation and maintenance manuals, training classes, technology transfers, etc.

        The Contractor shall prepare engineering drawings, block diagrams, schematics, printed circuit layouts, parts lists, layouts, and other associated documentation required for engineering design, studies, criteria, conceptual designs, configuration baselines, and completed engineering activities. All applicable documentation shall be prepared in accordance with GP-435, "Engineering

NAS10-98001 (EDC)                                                 Attachment J-1
--------------------------------------------------------------------------------

         Drawing Practices/Volumes I and II" and KSC-DF-107, "DE Technical Documentation Style Guide."

         The Contractor shall prepare Drawing Release Authorizations per DE-P 720, "Document Release Authorization (DRA)," for Government signature prior to release. Engineering Documentation Center services will be provided by the Base Operations Contractor.

         The Contractor shall provide support to the KSC standard parts programs.

         The Contractor shall provide support for maintenance and generation of component specifications and lists using data sources such as Problem Reporting and Corrective Action (PRACA), NASA Alerts, and the Government Industry Data Exchange Program (GIDEP) (DRD-022).

         The Contractor shall conduct field surveys, gather technical information, and provide operational data to support Government requirements for reviews, special briefings, and investigations.

         The Contractor shall provide cost estimating for new projects, alterations, modifications, contract changes, and studies as requested. All cost estimating tasks shall be accomplished in accordance with KSC-SPEC-G...0002, "Compiling Construction Cost Estimates, Specification for" and KSC SPEC-G-0003, "Ground Support Equipment Cost Estimating, Specification for."

    3.4  FACILITIES AND LABORATORIES SUPPORT

         The Contractor shall provide technical support to assigned facilities and laboratories. These facilities and laboratories are used by various contractor and civil service organizations at KSC for design, development, and research activities. They are also for the Contractor's use in performing research and development engineering, component and qualification testing, and to support tasks described elsewhere in this SOW.

         The Contractor shall provide support to facilities and laboratories ranging from operation and maintenance to specific technical services within facilities and laboratories as defined by Work Order. The Contractor shall provide labor, supplies, material, parts, tools, and equipment necessary to sustain the general capability intended for the facilities and laboratories and specific items necessary for particular experimental or test activities. General housekeeping should be practiced regularly to maintain assigned areas in an orderly, professional manner. Periodic calibrations required for test equipment such as volt meters, torque wrenches, pressure gauges, and other laboratory standards are performed by the Base Operations Contractor.

         The Contractor shall prepare and/or update existing Periodic Maintenance Instructions (PMIs) describing the type and frequency of maintenance to be

NAS10-98001 (EDC)                                                 Attachment J-1
--------------------------------------------------------------------------------

         performed on each of the components and systems as designated by Work Order.

         The Contractor shall provide technical support for research, design, and development projects. The Contractor shall assure safe and orderly facilities, equipment configuration, and operating practices. The Contractor shall be able to work from preliminary engineering instructions, sketches, and concept descriptions. Technicians shall be capable of using standard machines and equipment normally associated with the disciplines and technologies in each facility and laboratory. The Contractor shall fabricate concept test models, prototypes and limited run production models or modifications thereto as directed by Work Order.

    3.5   INFORMATION TECHNOLOGY (I/T) RESOURCES

         The Contractor shall acquire, maintain, upgrade, and/or replace I/T resources and interface with existing Government I/T resources in accordance with the following NASA Chief Information Officer (CIO) Executive Notices to the extent indicated.

             1.  Compatible with the following CIO Executive Notices:

                 Notice      Title
                 ------      -----

                 02-95      Internet Usage Policy

                 08-95      Designated Internet Home Page Naming and Ownership

                 09-95      Network Protocol Standard

                 01-96      NASA Electronic Mail

                 02-96      NASA X.500 Directory Standard

                 20-97      Intranet Functional Requirements

             2.  Compliant with the following CIO Executive Notices:

                 Notice      Title
                 ------      -----

                 03-95      Information Technology (IT) Obsolescence Management

                 06-95 Minimum Office Automation Software Suite Interface Standards and Product Standards

                 07-95      Minimum Hardware Configuration

                 18-97      UNIX Interoperability Standards

                 19-97      Standard Workstation Management Tools

         The Contractor shall provide I/T planning information identified in Appendix 5 "I/T Planning and Review at KSC, Principles and Goals."

NAS10-98001 (EDC)                                                 Attachment J-1
--------------------------------------------------------------------------------

           Items or services acquired under this contract are required to include accurate processing of the date and date-related data (including but not limited to calculating, comparing, and sequencing) by all hardware and software products delivered under this contract, individually and in combination, upon installation. This also includes the manipulation of data with dates prior to, through, and beyond January 1, 2000, and shall be transparent to the use.

           Hardware and software products provided under this contract shall, individually, and in combination, successfully transition into the Year 2000 with the correct system date, without human intervention, including leap year calculations. Such products shall also provide correct results when moving forward or backward in time across the Year 2000 or subsequent years.

 4.0  SAFETY AND MISSION ASSURANCE

          Safety and Mission Assurance (S&MA) encompasses the fields of safety, reliability, maintainability, and quality assurance for the contract. The Contractor shall develop, provide, and implement an ISO 9001 transition plan implementing ANSI/ASQC Q9001-1994 in accordance with DRD-012. The transition plan shall meet the intent of ISO 9001 and shall serve as the control document for the Contractor's Quality Assurance (QA) program until ISO 9001 compliance (2) is achieved. Upon reaching compliance, ISO 9001 shall serve as the Contractor's QA control document. The Contractor shall also incorporate safety-related requirements, identified in Appendix 4, into appropriate plans, processes and operations.

          The Contractor shall provide the following support, products, and/or services:

          1. Develop, implement, and document approaches to ensure activities are effective in the mitigation of risk. This includes the identification of methods by which the Government can measure Contractor S&MA performance.

          2. Support Government audit/surveillance of Contractor plans, procedures, and processes.

          3. Develop, implement and document auditable approaches to achieve safe operations, including a safety and health plan in accordance with DRD-011. The document shall detail how the Contractor shall assure the identification, evaluation, elimination and control of safety and health concerns.

          4. Develop, implement and document the approach to ensure the identification, elimination, and control of hazards throughout the complete project life cycle (design, development, manufacture, test, operations,


--------------------
(2) Compliance in this instance means that the Contractor's operations meet the requirements for certification (but has not gone through the formal certification process) according to a gap analysis performed by a second party auditor identified by the Contracting Officer.

NAS10-98001 (EDC)                                                 Attachment J-1
--------------------------------------------------------------------------------

               maintenance, and disposal) of items or processes for which the Contractor is responsible. The approach shall include the processes in which personnel and property shall be protected from injury or harm as a result of exposure to hazards. The Contractor shall report and investigate incidents, including remedial and corrective actions performed in accordance with KHB 1710.2. The Contractor shall provide summary data on accidents in accordance with DRD-O08.

          5. Develop, implement, and document an auditable approach to maximize operational availability for Contractor products. This approach shall include, but not be limited to, such areas as: assessments of reliability and maintainability performance against baseline requirements; preparation and implementation of maintenance and reliability control/ assessment methods such as Failure Modes and Effects Analysis (FMEA); and assessments of materials and parts in support of operational integrity.

          6. Collect and compile information derived from empirical data (test results, analysis reports, inspection records, delivery logs, etc.) to demonstrate products and services delivered to the Government are in compliance with requirements and specifications. As a part of this effort, the Contractor shall establish a system to control and/or improve quality. The delivery of the compliance information shall be at the request of the Government.

          7. Provide for the identification, reporting, and elimination/disposition of nonconformance/problems in accordance with NSTS 08126, and/or SSP 30223 requirements, as appropriate. The Contractor shall provide real-time access to nonconformance/problem documentation, data, databases, analyses, and related information to the Government. The Contractor shall provide for appropriate Government insight into the disposition of nonconformance/problems, including notifying the Government of the occurrence.

          8. Develop, implement and document an approach for controlling the quality of processes, including the control of variability and stability for repetitive processes that control key product characteristics. Key characteristics are the features of a material, part, or process whose variations have an influence on product fit, service life, or performance, including safety or reliability.

          9. Support program milestones such as design, acceptance, and readiness reviews. Participate in reviews to assure S&MA requirements are considered in decisions that affect hardware design, configuration controls, initiation of subsystem and integrated testing, and shipment. S&MA data presented shall contain sufficient detail to allow management to assess the acceptability to proceed with the next program phase activity.

NAS10-98001 (EDC)                                     Attachment J-1, Appendix 1
--------------------------------------------------------------------------------

                             DATA REQUIREMENTS LIST
--------------------------------------------------------------------------------
 DRL NUMBER  EDC                                     REVISION    BASIC
--------------------------------------------------------------------------------
 PROJECT/SYSTEM   ENGINEERING DEVELOPMENT CONTRACT
--------------------------------------------------------------------------------
 CONTRACT NUMBER                                     PREPARATION DATE
--------------------------------------------------------------------------------
 CONTRACTOR                                          TECHNICAL APPROVAL
--------------------------------------------------------------------------------
 ATTACHMENT NUMBER                                   EXHIBIT NUMBER
--------------------------------------------------------------------------------
ITEM                                  TITLE                 CHANGE STATUS
NO.
--------------------------------------------------------------------------------
001 Emergency Preparedness Plan
002 Metrics Data Report
003 Contractor Financial Management Report (NASA Form 533 Series)
004 Information Technology (I/T) Reporting
005 Motor Vehicle Utilization Plan
006 Annual Summary of Records Holdings Report
007 Information Technology (I/T) Plans
008 Safety Statistics Report (SSR)
009 Acceptance Data Package (ADP)
010 Management Plan
011 Safety and Health Plan
012 ISO 9001 Transition Plan
013 Security Plan
014 Risk Assessments
015 Work Order Progress Chart
016 Maintenance Plan
017 Maintenance Status Report
018 Work Order Summary Report
019 Automated Information Security Plan
020 Pressure Vessel/System Certification Report
021 Monthly KSC Headcount Report
022 GIDEP Alert System
023 Summary Labor Report
024 Work Order Revision Status Report
025 Technology Transfer Plan
026 Technology Transfer Report
027 Procurement Summary Report
028 Contractor Workforce and Funding Authority Summary Report
029 Contractor Resource Management Summary and Concerns Report
030 Work Plan
031 Equal Employment Opportunity Report

NAS10-98001 (EDC)                                     Attachment J-1, Appendix 1
--------------------------------------------------------------------------------

          INSTRUCTIONS FOR COMPLETING CONTRACT APPLICATION INFORMATION
          ------------------------------------------------------------

A.    LINE ITEM #: Sequentially number line items beginning with number 001.
B. LINE ITEM TITLE: Enter the title of the data item as shown in the Statement of Work (SOW), the RFP, and/or as directed by the CTM.
C. OPR (Office of Primary Responsibility): Enter the organization designated to exercise technical and/or administrative control over the data requirement. Use approved organizational code.
D.    TYPE: Enter "Type of Data" code as follows:

     CODE   DESCRIPTION
     ----   -----------
      1     Data requiring written approval by the procuring activity prior to implementation into the procurement or development program.

      2 Data submitted to the procuring activity for review not later than 3 weeks prior to project implementation. Data shall be considered approved unless the contractor has been notified of disapproval prior to project implementation.

      3 Data submitted to the procuring activity for coordination, surveillance, or information.

      4 Data retained by the contractor to be made available to the procuring activity upon request. The contractor shall furnish a list to the procuring activity.

      5 Data to be retained by the contractor and reviewed by NASA on request.


   E. INSPECT/ACCEPT: Enter Inspection Acceptance code as follows:
     CODE   INSPECTION          ACCEPTANCE           CODE INSPECTION             ACCEPTANCE
     ----   ----------          ----------           ---- ----------             ----------
       1    Source              Source                4    Certificate of Conformance  (Mandatory)
       2    Destination (OPR)   Destination (OPR)     5    Certificate of Conformance  (Optional)
       3    Source              Destination (OPR)     6    No Inspection Required      No Acceptance Reqd

  F.  FREQUENCY OF SUBMISSION: Enter the frequency of submission code as follows:
     CODE   DESCRIPTION                CODE DESCRIPTION                 CODE  DESCRIPTION
     ----   -----------                ---- -----------                 ----  -----------
       AD   As Directed                  PC  Per Contract               PV    Per Vehicle
       AN   Annual                       PD  Per Failure                QU    Quarterly
       AR   As Required                  PE  Per Event                  RD    As Released
       BE   Biennial                     PF  Per Facility               RT    One Time & Revisions
       BM   Bimonthly (every 2 months)   PG  Per Program                SA    Semi-Annually
       BW   Biweekly (every 2 weeks)     PI  Per Equipment End Item     SM    Semi-Monthly
       DA   Daily                        PJ  Per Project                TY    Three-Year Period
       DD   Deferred Delivery            PL  Per Launch Flight Mission  UR    Upon Request
       MO   Monthly                      PS  Per System                 WK    Weekly
       OT   One Time                     PT  Per Test


G. INITIAL SUBMITTAL: Enter date of initial submittal as follows: Month, Day, Year. If calendar date is not scheduled, enter number of days preceding or following event to which the data requirement is related, e.g., 90 days prior to launch. Amplify in REMARKS (Item J) if necessary.
H. AS OF DATE: For "Onetime Only" submittals, enter date by month, day, year. For recurring submittals, enter number coding, e.g., 30/10, 90/10, 15/5, etc. The first digit(s) indicate the number of calendar days from the reporting period's (block F) start to the data preparation cutoff. The second digit(s) after the slash indicates the number of calendar days from the cutoff to the submittal date. Example: if block F were "MO" and block H were "30/10", the data would include the entire month and would be submitted within 10 days thereafter.
J. REMARKS: Enter in this space: (a) minor exceptions to the DRD; (b) stipulation of specific forms when multiple forms are authorized on the DRD; (c) the paragraph, page, etc. in an existing contract where the data requirement is specified (this data may be removed at final approval); (d) additional submittal information if necessary.
K. DISTRIBUTION: Enter organizational symbol, number of copies, and type of copy code(s) in parenthesis required for each office. Type of copy codes are as follows: (A) Regular; (B) Reproducible; (C) Microfilm, Aperture Cards; (D) Others (explain in remarks - item J). Example of entries:
     IS-PRO-1 (1A)=one regular copy; lS-PRO-3 (5A, 1B)=five regular copies, one reproducible copy. Enter the total number of copies by type in the space provided.

          -------------------------------------------------------------

            INSTRUCTIONS FOR COMPLETING DATA REQUIREMENT DESCRIPTION
            --------------------------------------------------------

GENERAL: The Data Requirement Description (DRD) will be prepared to describe the content and provide preparation information for data required in support of NASA programs.

1. TITLE: Enter the title or type of document required. The first word of the title should be a principal noun which best establishes the basic concept of the data. Subsequent words should be appropriate modifiers. For example:
     Plan, Project Development (SIVB); Report. Quarterly Progress; Proposal, Engineering Change (ECP).
2. NUMBER: Enter the appropriate number assigned to the DRD. This number will identify the appropriate data category.
3. USE: Enter a synopsis of the use of the document stating reason for the requirement.
4.   DATE: Enter date of preparation.
5.   ORGANIZATION: Identify the installation preparing the DRD.
6. REFERENCE5: List applicable documents by number (NASA Mgt Manual, etc.) to which the preparing office (e.g., NASA installations, etc.) may refer for additional information concerning the data requirement.
7. INTERRELATIONSHIP: Enter all affected approved DRDs within the scope of the program when the DRD under preparation creates a significant impact or interface relationship with existing DRDs. Include a brief narrative of the impact or relationship created and a statement that the new DRD does not cause a conflict with other DRDs.
8. PREPARATION INFORMATION: Provide ample information for preparation of the data required by the data requirements description. Include all necessary details of preparation to satisfy the originator's formal requirements.

NOTE: This is an electronic facsimile and is not an exact duplicate of the original form.

NAS10-98001 (EDC)                                     Attachment J-1, Appendix 1
--------------------------------------------------------------------------------

                               DATA REQUIREMENTS                     Page 1 of 1

      CONTRACT APPLICATION INFORMATION FOR DRL   EDC        A. ITEM NO. 001
--------------------------------------------------------------------------------
B. LINE ITEM TITLE:
Emergency Preparedness Plan
--------------------------------------------------------------------------------
C. OPR.     D. TYPE  E. INSPECT/ACCEPT  F. FREQ.  G. INITIAL SUB.  H. AS OF DATE
   IM.-SPS     1         2                  RT      See Block J     See Block J
--------------------------------------------------------------------------------
J. REMARKS

The Emergency Preparedness Plan shall be submitted for approval by the Contracting Officer within 60 days after contract start.

--------------------------------------------------------------------------------
K. DISTRIBUTION                                                     TOTALS
                                                                 ---------------
 Provided by Contracting Officer                                 NO.       TYPE
                                                                 ---------------

                                                                 ---------------

--------------------------------------------------------------------------------
                          DATA REQUIREMENT DESCRIPTION
--------------------------------------------------------------------------------
1. TITLE                                                2. NUMBER
            Emergency Preparedness Plan
--------------------------------------------------------------------------------
3. USE                                                  4. DATE

To provide the method for the establishment,
development, and maintenance of the effective           5. ORGANIZATION
capability to cope with emergencies or disasters           KSC
as identified in KHB 1040.1F w/ch.1.
--------------------------------------------------------------------------------
7. INTERRELATIONSHIP                                    6. REFERENCES
                                                           See Block 8
--------------------------------------------------------------------------------
8. PREPARATION INFORMATION

Prepare and maintain a current Emergency Preparedness Plan for the protection of personnel and facilities in the assigned areas of operation.

A. The Plan shall provide:

   1. Emergency plans and procedures (including hurricanes);
   2. Methods to be used for indoctrination and training of Contractor and support personnel for optimum emergency readiness.
   3. Procedures for prompt return of systems to full operational condition following an emergency.
   4. Effective emergency operational performance.
   5. Description of how the Plans will be implemented.
   6. Identification of a Hurricane Coordinator.

B. The format of the Plan shall be similar to that in KHB 1040.1F w/ch.l.


------------------------------
Block 6 References:

NMI 1040.3C
KHB 1040.1F w/ch.1

NAS10-98001 (EDC)                                     Attachment J-1, Appendix 1
--------------------------------------------------------------------------------

                               DATA REQUIREMENTS                     Page 1 of 1

      CONTRACT APPLICATION INFORMATION FOR DRL   EDC        A. ITEM NO. 002
--------------------------------------------------------------------------------
B. LINE ITEM TITLE:
Metrics Data Report
--------------------------------------------------------------------------------
C. OPR.     D. TYPE  E. INSPECT/ACCEPT  F. FREQ.  G. INITIAL SUB.  H. AS OF DATE
   DE-PCO      1         2                 QU/AD    See Block J     See Block J
--------------------------------------------------------------------------------
J. REMARKS

The initial report submittal shall be after the first quarter or as designated in a WO or TD.

* Block K - Code D: Data to be provided on electronic medium. The CTM will determine the type and quantity.

--------------------------------------------------------------------------------
K. DISTRIBUTION                                                     TOTALS
                                                                 ---------------
 Provided by Contracting Officer                                 NO.       TYPE
                                                                 ---------------

                                                                 ---------------

--------------------------------------------------------------------------------
                          DATA REQUIREMENT DESCRIPTION
--------------------------------------------------------------------------------
1. TITLE                                                2. NUMBER
          Metrics Data Report
--------------------------------------------------------------------------------
3. USE                                                  4. DATE

To report the Contractor's Metrics Data to NASA
for evaluation.                                         5. ORGANIZATION
                                                           KSC
--------------------------------------------------------------------------------
7. INTERRELATIONSHIP                                    6. REFERENCES

--------------------------------------------------------------------------------
8. PREPARATION INFORMATION

As directed, provide metric data to the Technical Representative of the applicable Work Order or Technical Directive requiring the metric.

At the end of each quarter, prepare a summary report of all metric data required by the contract, specifically those metrics called out in Work Orders and Technical Directives.

Data should be presented in chart form where practicable, and should indicate any available trend history from all previous reporting periods. Each chart shall include the title, WO number, and Technical Contact of the applicable Work Order.

NAS10-98001 (EDC)                                     Attachment J-1, Appendix 1
--------------------------------------------------------------------------------

                               DATA REQUIREMENTS                     Page 1 of 5

      CONTRACT APPLICATION INFORMATION FOR DRL   EDC        A. ITEM NO. 003
--------------------------------------------------------------------------------
B. LINE ITEM TITLE:
Contractor Financial Management Report (NASA Form 533 Series)

--------------------------------------------------------------------------------
C. OPR.     D. TYPE  E. INSPECT/ACCEPT  F. FREQ.  G. INITIAL SUB.  H. AS OF DATE
   GC-C1-C     3         6                 MO/QU    See Block J     See Block J
--------------------------------------------------------------------------------
J. REMARKS

Initial submission of NASA Form 533M and 533Q reports shall begin with the first monthly report after contract start.

* Block K - Code D: Data to be provided on electronic medium. The CTM will determine the type and quantity.

--------------------------------------------------------------------------------
K. DISTRIBUTION                                                     TOTALS
                                                                 ---------------
 Provided by Contracting Officer                                 NO.       TYPE
                                                                 ---------------

                                                                 ---------------

--------------------------------------------------------------------------------
                          DATA REQUIREMENT DESCRIPTION
--------------------------------------------------------------------------------
1. TITLE                                                     2. NUMBER
         NASA Contractor Financial Management Report
    (Monthly - NASA Form 533M)  (Quarterly - NASA Form 533Q)
--------------------------------------------------------------------------------
3. USE                                                       4. DATE

To provide financial management cost and financial
planning data for ensuring that Contractor operations
are efficiently planned and supported by dollar and
labor resources.                                             5. ORGANIZATION
                                                                KSC
--------------------------------------------------------------------------------
7. INTERRELATIONSHIP                                    6. REFERENCES
DRD-015,DED-018                                           See Block 8
--------------------------------------------------------------------------------
8. PREPARATION INFORMATION

Block 6. References:          NPD 9501.1F
                              NPG 9501.2C

---------------------------
Block 8. Preparation Information:

A. Prepare NASA Forms 533M & 533Q per instructions referenced above
   (NPG 9501.2C). Refer to sample 533 reporting format for desired report periods and cost elements to be presented. In addition, the contractor will be required to report hours and costs for both actual and planned elements for the fiscal year to date.

B. An initial NF533Q report shall be submitted within 30 working days after authorization to proceed has been granted. This initial report shall reflect the original contract value detailed by negotiated reporting categories and shall be the original contract baseline plan. Subsequent NF533Q reports are due not later than the 15th day of the month preceding the quarter being reported (e.g. the report for the quarter beginning July 1 is due not later than June 15). Additional negotiated amounts, if any, shall be identified in like manner within 30 days of the conclusion of negotiations. An addendum shall be included with each NF533Q which will provide details of Payroll Additives and Fringe Benefits, as described in paragraph "P.".

C. NF533M reporting must begin not later than 30 days after incurrence of cost. Subsequent NF533M reports shall be furnished not later than 10 working days following the close of the Contractor's monthly accounting period.

D. In no case will the NF533M & NF533Q reports arrive later than the 15th calendar day of the appropriate month.


                            (See continuation sheet)

NAS10-98001 (EDC)                                     Attachment J-1, Appendix 1
--------------------------------------------------------------------------------
1. DOCUMENT NO(s)                                      2.

          DRD-003           KENNEDY SPACE CENTER                  Page 2 of 5
                        DOCUMENT CONTINUATION SHEET    -------------------------
                                                       3.    OFFICE
--------------------------------------------------------------------------------
4.  DOCUMENT                                           5.    DATE

 Contractor Financial Management Report
  (NASA Form 533 Series)
--------------------------------------------------------------------------------
6.

     Block 8. Preparation Information Continued:

     E. The Contractor shall additionally provide data, exclusive of narrative remarks, on electronic medium. The Contractor and NASA will jointly pursue the use of available technologies and transmission capabilities to facilitate electronic reporting, and will endeavor to provide electronic reporting earlier than the standard due dates.

     F. The Contractor shall furnish with the initial NF533Q, the Contractor's accounting calendar which lists the accounting periods, number of work days included in each period, and all holidays. All subsequent revisions shall be provided at the time of the change. At a minimum, an updated accounting calendar will be provided at the beginning of each government fiscal year.

     G. Data elements listed in this DRD will be reported under the following categories:

           1.     Total Contract Summary
                  ----------------------

           2.     Indirect Cost Summary (Management & Administrative)
                  --------------------------------------------------

           3.     Work Order Summary by Appropriation. Numbers and Nomenclature
                  -------------------------------------------------------------
                  a.      Program Summaries
                  b.      Work Order Detail Summaries
                  c.      Closed Work Order List
                  d.      Summary of Closed Work Orders

           4.     Work Order Numbers and Titles
                  -----------------------------

     H. Contractors are required to indicate full incurred costs on the NF533 Report. At the end of each fiscal year, upon submittal of final indirect cost rates, provisional billing rates shall be changed to the proposed final rates. The Contractor shall include all adjustments in the current month actual costs column on the NF533M, itemizing adjustments in an addendum to the NF533M.

     I. Cost figures will be reported to the nearest whole dollar, and equivalent headcount will be reported to the nearest tenth. Hours will be reported to the nearest whole hour.

     J. Subcontractors, if applicable, will provide 533 reports to the prime Contractor in the same format as required by this DRD for the applicable data elements and categories. Copies of the subcontractor's 533 reports will be submitted with the prime contractor's 533 reports.

     K. Indirect costs (such as management and administrative costs and Non-Work Order related ODC) shall be allocated to the applicable Work Orders based on acceptable accounting practices and statistical techniques. A complete breakdown of all elements of indirect cost and allocation methods will be required. Specific percentages and distributions must be approved by NASA prior to implementation.

     L. Each NF533M shall contain a next month estimate for all anticipated hours and costs.

     M. The Contractor shall provide with the NF533M, a variance analysis by amount and percent for each element of cost, of the difference between the estimate for the month (made in the previous month) and the actual for the month being reported in the current NF533M. This variance analysis will be required for the Contract Summary, as well as for each Appropriation Summary. In addition, the Contractor shall provide a narrative summary of each data element and explain the reason(s) for the variance.

                            (See continuation sheet)

NAS10-98001 (EDC)                                     Attachment J-1, Appendix 1
--------------------------------------------------------------------------------
1. DOCUMENT NO(s)                                      2.

          DRD-003           KENNEDY SPACE CENTER                  Page 3 of 5
                        DOCUMENT CONTINUATION SHEET    -------------------------
                                                       3.    OFFICE
--------------------------------------------------------------------------------
4.  DOCUMENT                                           5.    DATE

 Contractor Financial Management Report
  (NASA Form 533 Series)
--------------------------------------------------------------------------------
6.

     Block 8. Preparation Information Continued:

     N. For any indirect rates (such as overhead, G&A, etc.) charged to the contract, the Contractor is to identify in the narrative to the NF533M the provisional billing rates, ceiling rates and cumulative actual rates for the contract.

     0.   Data elements to be reported should include the following:


        CONTRACTOR FINANCIAL MANAGEMENT REPORTS - NASA FORMS 533M & 533Q

                                  DATA ELEMENTS

     DIRECT LABOR (ENGINEERING, ENGINEERING SUPPORT, FACILITY AND LABORATORY
      SUPPORT) HOURS
     ------------------------------------------------------------------------
            Straight Time Productive Hours
            Overtime Productive Hours
            Overtime Productive Hours Not Paid
            Subcontract Productive Hours
                Subtotal Productive Hours
            Non-Productive Hours
                  TOTAL DIRECT HOURS

           INDIRECT LABOR (MANAGEMENT AND ADMINISTRATIVE LABOR) HOURS
           ----------------------------------------------------------

           Straight Time Productive Hours
           Overtime Productive Hours
           Overtime Productive Hours Not Paid
           Subcontract Productive Hours
                Subtotal Productive Hours
           Non-Productive Hours
                  TOTAL INDIRECT HOURS
                  TOTAL DIRECT & INDIRECT LABOR HOURS

     DIRECT LABOR (ENGINEERING. ENGINEERING SUPPORT. FACILITY AND LABORATORY
      SUPPORT LABOR) COST
     ------------------------------------------------------------------------
           Straight Time Productive Cost
           Overtime Productive Cost
                Subtotal Direct Productive Cost
           Non-Productive Cost
           Fringe Benefits/Payroll Adds
                Subtotal Non-Productive
                TOTAL DIRECT LABOR COST


                            (See continuation sheet)

NAS10-98001 (EDC)                                     Attachment J-1, Appendix 1
--------------------------------------------------------------------------------
1. DOCUMENT NO(s)                                      2.

          DRD-003           KENNEDY SPACE CENTER                  Page 4 of 5
                        DOCUMENT CONTINUATION SHEET    -------------------------
                                                       3.    OFFICE
--------------------------------------------------------------------------------
4.  DOCUMENT                                           5.    DATE

 Contractor Financial Management Report
  (NASA Form 533 Series)
--------------------------------------------------------------------------------
6.   Block 8. Preparation Information Continued:

     INDIRECT LABOR (MANAGEMENT AND ADMINISTRATIVE LABOR) COST
     ---------------------------------------------------------
           Straight Time Productive Cost
           Overtime Productive Cost
               Subtotal Indirect Productive Cost
           Non-Productive Cost
           Fringe Benefits/Payroll Adds
               Subtotal Non-Productive
               TOTAL INDIRECT LABOR COST
               TOTAL DIRECT & INDIRECT LABOR COST

     OTHER DIRECT COSTS (Subgrouped by Work Order and Non-Work Order Related):
     -------------------------------------------------------------------------
           Subcontracts
           Material/Equipment-current year
           Material/Equipment-prior year
           Maintenance-current year
           Maintenance-prior year
           Motor Vehicle Expense
           Training
           Travel
           Relocation
           Recruitment
           Other ODC (detail elements in NF533M narrative)
               TOTAL OTHER DIRECT COST
           TOTAL COST BEFORE G&A

         G&A
         ---
         COST OF FACILITIES CAPITAL
         --------------------------
         TOTAL COST
         ----------
         AWARD FEE
         ---------
           Fee Earned
           Interim Fee
           Provisional Fee
           Potential Additional Fee
               TOTAL AWARD FEE
         TOTAL CONTRACT COST AND FEE
         ---------------------------
         MANAGEMENT INFORMATION ITEMS
           Prompt Payment Discounts
           Unfilled Orders
           Termination Liability
           Equivalent Direct Headcount
           Equivalent Indirect Headcount
           Equivalent Population
           Equivalent Overtime Headcount
           Overtime Rate Percent
           Equivalent Subcontractor Headcount
           Contract Total Physical (Actual) Headcount


                            (See continuation sheet)

NAS10-98001 (EDC)                                     Attachment J-1, Appendix 1
--------------------------------------------------------------------------------
1. DOCUMENT NO(s)                                      2.

          DRD-003           KENNEDY SPACE CENTER                  Page 5 of 5
                        DOCUMENT CONTINUATION SHEET    -------------------------
                                                       3.    OFFICE
--------------------------------------------------------------------------------
4.  DOCUMENT                                           5.    DATE

 Contractor Financial Management Report
  (NASA Form 533 Series)
--------------------------------------------------------------------------------
6.   Block 8. Preparation Information Continued:

     P. An analysis of Payroll Additives & Fringe Benefits (PA&FB) shall be included with each NF533Q. The analysis will detail all elements that make up the PA&FB category and list the Fiscal Year to Date Cost for each element, and provide an estimate for the balance of the Fiscal Year, by quarter. The associated labor cost will also be included, and the Fringe Benefit Rate will be calculated as a percent of labor cost. The applicable bases, and rates for the individual elements will be provided. Variances from planned rates, and variances between quarters will be explained.

     Q. SELECTED DATA ELEMENT DEFINITIONS Elements of cost are defined in general in NPG 9501.2C. This Center feels that additional explanations are necessary for the items listed below, in order to ensure clarity.

          1. Straight Time Hours - Those non-premium hours exclusive of non-productive hours which are worked by direct labor personnel.

          2. Overtime Hours - Those premium hours worked by direct labor personnel.

          3. Non-Productive Hours - Those hours used for vacation, sick leave, holiday, and other non-work periods. This only includes those hours for which the employees are paid.

          4. Equivalent Direct Headcount - The average number of personnel directly performing a specific task or contract (does not include indirect personnel), for a given length of time, and is usually expressed as a monthly average. It is further defined as:

 Direct Headcount = Straight Time Direct Hours + Non-Productive Hours for Direct Employee
                    -------------------------------------------------------------------------
                          8 x (number of Operating Days and Holidays)


          5. Equivalent Indirect Headcount - The average number of indirect (Management & Administrative) personnel. Population less direct headcount.

          6. Equivalent Population - The average number of contractor personnel located at KSC during the month. The total of Direct and Indirect Headcount. It is further defined as:


    Straight Time Direct Hours + Non-Productive Hours + Indirect Hours (M&A)
    -----------------------------------------------------------------------
                  8 x (number of Operating Days and Holidays)

          7.   Equivalent Overtime Headcount -
               -------------------------------

Equivalent Overtime Headcount =    Total Paid Overtime Hours Expended
                                -----------------------------------------
                                8 x (number of Operating Days & Holidays)

         8.  Overtime Rate Percent -
             -----------------------

Overtime Rate =       Overtime Hours Expended
                 ------------------------------------
                 Straight Time Hours + Non-Productive

NAS10-98001 (EDC)                                     Attachment J-1, Appendix 1
--------------------------------------------------------------------------------

                               DATA REQUIREMENTS                     Page 1 of 1

      CONTRACT APPLICATION INFORMATION FOR DRL   EDC        A. ITEM NO. 004
--------------------------------------------------------------------------------
B. LINE ITEM TITLE:
Information Technology (I/T) Reporting
--------------------------------------------------------------------------------
C. OPR.     D. TYPE  E. INSPECT/ACCEPT  F. FREQ.  G. INITIAL SUB.  H. AS OF DATE
 DE IRM Rep.    3          6               SA/AD     See Block J
--------------------------------------------------------------------------------
J. REMARKS

Initial submittal 6 months after contract start unless otherwise directed.

* Block K - Code D: Data to be provided on electronic medium. The CTM will determine the type and quantity.

--------------------------------------------------------------------------------
K. DISTRIBUTION                                                     TOTALS
                                                                 ---------------
 Provided by Contracting Officer                                 NO.       TYPE
                                                                 ---------------

                                                                 ---------------

--------------------------------------------------------------------------------
                          DATA REQUIREMENT DESCRIPTION
--------------------------------------------------------------------------------
1. TITLE                                                2. NUMBER
          Information Technology (I/T) Reporting
--------------------------------------------------------------------------------
3. USE                                                  4. DATE

To provide NASA with I/T reporting data necessary for
oversight.                                              5. ORGANIZATION
                                                           KSC
--------------------------------------------------------------------------------
7. INTERRELATIONSHIP                                    6. REFERENCES

--------------------------------------------------------------------------------
8. PREPARATION INFORMATION

List separately by Work Order and cumulative total for the contract all associated Information Technology (I/T) resources which includes workforce labor, hardware and software for both Commercial-Off-The-Shelf (COTS) and developed items. Costs and labor shall be accumulated for work activity or purchases which are expended in I/T activities (this does not include activities which may utilize I/T resources as a tool but are not I/T activities; e.g., conducting a test which may use I/T tools but there is no I/T design, development or purchase required).

Provide cumulative actuals for the contract segregated into the following categories:

 1.      COTS:

         a)     Purchased hardware cost
         b)     Purchased software cost

 2.      Design/Development/Integration-related:

         a)     I/T workforce cost for hardware items
         b)     I/T workforce labor hours for hardware items
         c)     I/T workforce cost for software items
         d)     I/T workforce labor hours for software items

NAS10-98001 (EDC)                                     Attachment J-1, Appendix 1
--------------------------------------------------------------------------------

                               DATA REQUIREMENTS                     Page 1 of 1

      CONTRACT APPLICATION INFORMATION FOR DRL   EDC        A. ITEM NO. 005
--------------------------------------------------------------------------------
B. LINE ITEM TITLE:
Motor Vehicle Utilization Plan

--------------------------------------------------------------------------------
C. OPR.    D. TYPE  E. INSPECT/ACCEPT  F. FREQ.   G. INITIAL SUB.  H. AS OF DATE
   DE-ADM     3           6           See Block J   See Block J     See Block J
--------------------------------------------------------------------------------
J. REMARKS

The initial plan shall be submitted 30 days after the contract start. The plan shall be updated every 6 months covering all changes necessary including a 12 month vehicle forecast which must allow 6 months advance notice of increased requirements.

--------------------------------------------------------------------------------
K. DISTRIBUTION                                                     TOTALS
                                                                 ---------------
 Provided by Contracting Officer                                 NO.       TYPE
                                                                 ---------------

                                                                 ---------------

--------------------------------------------------------------------------------
                          DATA REQUIREMENT DESCRIPTION
--------------------------------------------------------------------------------
1. TITLE                                                2. NUMBER
Motor Vehicle Utilization Plan
--------------------------------------------------------------------------------
3. USE                                                  4. DATE

The plan shall provide for the method of aquisition
and management of motor vehicles needed to properly     5. ORGANIZATION
perform the requirements of the contract.                  KSC
--------------------------------------------------------------------------------
7. INTERRELATIONSHIP                                    6. REFERENCES
                                                           See Block 8
--------------------------------------------------------------------------------
8. PREPARATION INFORMATION

The Motor Vehicle Utilization Plan shall fully describe the Contractor's methodology in acquiring motor vehicles demonstrating that the most efficient and cost effective techniques are employed. The Plan shall also fully describe the management techniques which assure that the proper number of vehicles are continuously justified, that operators are fully aware of "official use only" restrictions, and are properly licensed. Operator discipline for improper use of vehicles shall be described. The Plan shall also contain a 12 month vehicle requirements forecast which must be updated every 6 months.

--------------------------
Block 6 References:

           KHB 6000.1C
           KHB 1610.1

NAS10-98001 (EDC)                                     Attachment J-1, Appendix 1
--------------------------------------------------------------------------------

                               DATA REQUIREMENTS                     Page 1 of 1

      CONTRACT APPLICATION INFORMATION FOR DRL   EDC        A. ITEM NO. 006
--------------------------------------------------------------------------------
B. LINE ITEM TITLE:
Annual Summary Of Records Holdings Report

--------------------------------------------------------------------------------
C. OPR.    D. TYPE  E. INSPECT/ACCEPT  F. FREQ.   G. INITIAL SUB.  H. AS OF DATE
   DE-ADM     3           2                AN       See Block J       360/10
--------------------------------------------------------------------------------
J. REMARKS

The initial report shall be submitted 30 days after the contract start.

--------------------------------------------------------------------------------
K. DISTRIBUTION                                                     TOTALS
                                                                 ---------------
 Provided by Contracting Officer                                 NO.       TYPE
                                                                 ---------------

                                                                 ---------------

--------------------------------------------------------------------------------
                          DATA REQUIREMENT DESCRIPTION
--------------------------------------------------------------------------------
1. TITLE                                                2. NUMBER
          Annual Summary Of Records Holdings Report
--------------------------------------------------------------------------------
3. USE                                                  4. DATE

To provide the KSC Records Management Officer with an
annual count of NASA-owned, Contractor-held records     5. ORGANIZATION
on hand and the volume of records destroyed during the     KSC
year.
--------------------------------------------------------------------------------
7. INTERRELATIONSHIP                                    6. REFERENCES
                                                           See Block 8
--------------------------------------------------------------------------------
8. PREPARATION INFORMATION

A. The report is submitted on Standard Form 136, "Annual Summary of Records Holdings." The forms and current submittal information will be provided by the OPR (Office of Primary Responsibility).

B.   Examples of information requested include:

     1. Volume of records on hand (in cubic feet) at the beginning and end of the reporting period. The reporting period is from October 1 to September 30 of the subsequent year.

     2.   Volume of records destroyed during the reporting period.

     3.   Number of reels of magnetic tape on hand.

     4. Volume of audio visual records destroyed during the reporting period (includes still pictures, motion pictures, sound recordings and video recordings).

     5. An explanation of significant increases or decreases in volume of records, holding, or any other significant records disposition matters, such as, the volume of "non-record material" on hand at the beginning and end of each reporting period.

--------------------------
Block 6 References:

     KMI 1440.1F
     NPG 1441.lC

NAS10-98001 (EDC)                                     Attachment J-1, Appendix 1
--------------------------------------------------------------------------------

                               DATA REQUIREMENTS                     Page 1 of 1

      CONTRACT APPLICATION INFORMATION FOR DRL   EDC        A. ITEM NO. 007
--------------------------------------------------------------------------------
B. LINE ITEM TITLE:
Information Technology (I/T) Plans

--------------------------------------------------------------------------------
C. OPR.    D. TYPE  E. INSPECT/ACCEPT  F. FREQ.   G. INITIAL SUB.  H. AS OF DATE
   DL-DSD     1           6           See Block J    See Block J
--------------------------------------------------------------------------------
J. REMARKS

Block F: Yearly as required for Level A plan with updates as necessary. Initially and as required for updates for Level B plan.
Block G: Within 45 days after contract start.
* Block K - Code D: Data to be provided on electronic medium. DL-DSD will determine the type and quantity.
--------------------------------------------------------------------------------
K. DISTRIBUTION                                                     TOTALS
                                                                 ---------------
 Provided by Contracting Officer                                 NO.       TYPE
                                                                 ---------------

                                                                 ---------------

--------------------------------------------------------------------------------
                          DATA REQUIREMENT DESCRIPTION
--------------------------------------------------------------------------------
1. TITLE                                                2. NUMBER
          Information Technology (I/T) Plan
--------------------------------------------------------------------------------
3. USE                                                  4. DATE

To document Contractor Information Technology
requirements for NASA approval and reporting to other   5. ORGANIZATION
government activities.                                     KSC
--------------------------------------------------------------------------------
7. INTERRELATIONSHIP                                    6. REFERENCES
                                                           See Block 8
--------------------------------------------------------------------------------
8. PREPARATION INFORMATION

Prepare Level A and Level B Information Technology Plans and submit to the DE Information Resources Manager (IRM) Representative as required to maintain current information on (I/T) requirements and changes thereto. Section J, Attachment J-1, Appendix 5 contains the NASA KSC Chief Information Officer (CIO) direction currently in use pending NASA agency directives.

NAS10-98001 (EDC)                                     Attachment J-1, Appendix 1
--------------------------------------------------------------------------------

                               DATA REQUIREMENTS                     Page 1 of 1

      CONTRACT APPLICATION INFORMATION FOR DRL   EDC        A. ITEM NO. 008
--------------------------------------------------------------------------------
B. LINE ITEM TITLE:
Safety Statistics Report (SSR)

--------------------------------------------------------------------------------
C. OPR.    D. TYPE  E. INSPECT/ACCEPT  F. FREQ.   G. INITIAL SUB.  H. AS OF DATE
   DE-PCO     3           6           See Block J    See Block J   See Block J
--------------------------------------------------------------------------------
J. REMARKS

Block F: Monthly, on or before the 10th of each month, for the previous month. Block G: By the 10th of the second month after contract start.
--------------------------------------------------------------------------------
K. DISTRIBUTION                                                     TOTALS
                                                                 ---------------
 Provided by Contracting Officer                                 NO.       TYPE
                                                                 ---------------

                                                                 ---------------

--------------------------------------------------------------------------------
                          DATA REQUIREMENT DESCRIPTION
--------------------------------------------------------------------------------
1. TITLE                                                2. NUMBER
          Safety Statistics Report (SSR)
--------------------------------------------------------------------------------
3. USE                                                  4. DATE

To provide information on the accidents affecting
the Contractor's performance.                           5. ORGANIZATION
                                                           KSC
--------------------------------------------------------------------------------
7. INTERRELATIONSHIP                                    6. REFERENCES
                                                           KHB 1710.2C, Annex B
--------------------------------------------------------------------------------
8. PREPARATION INFORMATION

The Safety Statistics Report (SSR) provides information on accidents affecting the Contractor's performance. The SSR shall contain the following monthly information (Contractor format):

1.   Number of labor hours worked.
2.   Number of new lost-time injury cases.
3.   Number of lost-time days for the month (including previous month's cases).
4.   Number of medical treatment cases.
5.   Number of first aid cases.
6.   Number of miles driven in Government-provided vehicles.
7.   Number of vehicle accidents with damage greater than $1000.
8. Total damage cost due to motor vehicle accidents (including accidents with less than $1000 damage).
9. Number of accidents which resulted in NASA property damage greater than $1000.
10. Total damage cost to NASA property as a result of accidents (including accidents with less than $1000 damage).

NAS10-98001 (EDC)                                     Attachment J-1, Appendix 1
--------------------------------------------------------------------------------

                               DATA REQUIREMENTS                     Page 1 of 1

      CONTRACT APPLICATION INFORMATION FOR DRL   EDC        A. ITEM NO. 009
--------------------------------------------------------------------------------
B. LINE ITEM TITLE:
Acceptance Data Package (ADP)

--------------------------------------------------------------------------------
C. OPR.    D. TYPE  E. INSPECT/ACCEPT  F. FREQ.   G. INITIAL SUB.  H. AS OF DATE
   EY         4                       See Block J    See Block J
--------------------------------------------------------------------------------
J. REMARKS

Block F: Submitted with shipment/transfer of each applicable hardware item or software delivery.
Block G: As required on Work Order or Technical Directive (TD) with delivery of hardware or software from DE to a customer.
--------------------------------------------------------------------------------
K. DISTRIBUTION                                                     TOTALS
                                                                 ---------------
 Provided by Contracting Officer                                 NO.       TYPE
                                                                 ---------------

                                                                 ---------------

--------------------------------------------------------------------------------
                          DATA REQUIREMENT DESCRIPTION
--------------------------------------------------------------------------------
1. TITLE                                                2. NUMBER
Acceptance Data Package (ADP)
--------------------------------------------------------------------------------
3. USE                                                  4. DATE

The ADP is an accumulation of documentation that
provides a verified, complete and current status
of deliverable hardware/software as required on the     5. ORGANIZATION
WO or TD.                                                  KSC
--------------------------------------------------------------------------------
7. INTERRELATIONSHIP                                    6. REFERENCES
                                                           See Block 8
--------------------------------------------------------------------------------
8. PREPARATION INFORMATION

The ADP shall be prepared using KHB 5310.1C, Change 5 as a guideline or, for Space Station Program items, in accordance with SSP 30695 (Contractor format is acceptable).

NAS10-98001 (EDC)                                     Attachment J-1, Appendix 1
--------------------------------------------------------------------------------

                               DATA REQUIREMENTS                     Page 1 of 1

      CONTRACT APPLICATION INFORMATION FOR DRL   EDC        A. ITEM NO. 010
--------------------------------------------------------------------------------
B. LINE ITEM TITLE:
Management Plan

--------------------------------------------------------------------------------
C. OPR.    D. TYPE  E. INSPECT/ACCEPT  F. FREQ.   G. INITIAL SUB.  H. AS OF DATE
   DE-PCO     1          2              RT/AD        See Block J    See Block J
--------------------------------------------------------------------------------
J. REMARKS

The plan shall be submitted within 15 days after contract start and must be approved by the Contacting Officer. Subsequent submissions or updates will be submitted per the request of the OPR.
--------------------------------------------------------------------------------
K. DISTRIBUTION                                                     TOTALS
                                                                 ---------------
 Provided by Contracting Officer                                 NO.       TYPE
                                                                 ---------------

                                                                 ---------------

--------------------------------------------------------------------------------
                          DATA REQUIREMENT DESCRIPTION
--------------------------------------------------------------------------------
1. TITLE                                                2. NUMBER
          Management Plan
--------------------------------------------------------------------------------
3. USE                                                  4. DATE

The document shall detail the Contractor approach to    5. ORGANIZATION
implementing the detailed management activities.           KSC
--------------------------------------------------------------------------------
7. INTERRELATIONSHIP                                    6. REFERENCES

--------------------------------------------------------------------------------
8. PREPARATION INFORMATION

The Management Plan shall include sufficient information to address the Contractor's approach to organization, planning, scheduling, implementing, staffing, subcontracting, application of Continuous Improvement principles, risk management and all SOW activities. The Plan shall also address how the Contractor will interface with the multiple government and contractor organizations which will be required.

The plan shall incorporate the major aspects of the Contractor's proposal as modified through the Best and Final Offer.

NAS10-98001 (EDC)                                     Attachment J-1, Appendix 1
--------------------------------------------------------------------------------

                               DATA REQUIREMENTS                     Page 1 of 2

      CONTRACT APPLICATION INFORMATION FOR DRL   EDC        A. ITEM NO. 011
--------------------------------------------------------------------------------
B. LINE ITEM TITLE:
Safety and Health Plan

--------------------------------------------------------------------------------
C. OPR.    D. TYPE  E. INSPECT/ACCEPT  F. FREQ.   G. INITIAL SUB.  H. AS OF DATE
   EI         1                          N/A         See Block J
--------------------------------------------------------------------------------
J. REMARKS

Block G: A preliminary Safety and Health Plan shall be submitted within two weeks after the contract start with the final plan submittal for approval within 90 days after the contract start.
--------------------------------------------------------------------------------
K. DISTRIBUTION                                                     TOTALS
                                                                 ---------------
 Provided by Contracting Officer                                 NO.       TYPE
                                                                 ---------------

                                                                 ---------------

--------------------------------------------------------------------------------
                          DATA REQUIREMENT DESCRIPTION
--------------------------------------------------------------------------------
1. TITLE                                                2. NUMBER
          Safety and Health Plan
--------------------------------------------------------------------------------
3. USE                                                  4. DATE

To describe the Contractor's safety and health plan     5. ORGANIZATION
for each work area.                                        KSC
--------------------------------------------------------------------------------
7. INTERRELATIONSHIP                                    6. REFERENCES
                                                           KHB 1710.2C, Annex B
--------------------------------------------------------------------------------
8. PREPARATION INFORMATION


1. SCOPE: Applicable to all NASA centers and sites where the Contractor is operational.

2.   APPLICABLE DOCUMENTS:
     --------------------
     NHB 5300.4 (1D-2)     Safety, Reliability, Maintainability and Quality
                           Provisions for the Space Shuttle Program, as modified
                           by this SOW
     NHB 1700.1 (VI)-B     NASA Safety Policy and Requirements Document
     CFR 1910              Department of Labor, Occupational Safety and Health
                           Standards

3. CONTENTS: The plan shall describe tasks and activities of safety and health management at each work area where the contractor is operational to assure the identification, evaluation and elimination/control of safety and health concerns. The plan shall include the following:

a) Organization chart(s) which illustrate the functional relationships and lines of communication between Safety, Health and other organizational elements.

b) Descriptions of the Safety and Health management function within the organization including the process through which management decisions will be made, including notification of the local NASA Safety and Health organization of critical and catastrophic hazards, corrective actions, mishaps and deviations or waivers to NASA Safety and Health requirements.

c) Description of the responsibility, authority, and accountability of Safety and Health personnel, other Contractor organizational elements involved in the safety and health effort and subcontractor safety and health personnel. Include the organizational unit responsible for the execution of safety and health tasks and the position with the authority to resolve all identified safety and health issues.

                            (See continuation sheet)

NAS10-98001 (EDC)                                     Attachment J-1, Appendix 1
--------------------------------------------------------------------------------
1. DOCUMENT NO(s)                                      2.

          DRD-011           KENNEDY SPACE CENTER                  Page 2 of 2
                        DOCUMENT CONTINUATION SHEET    -------------------------
                                                       3.    OFFICE
--------------------------------------------------------------------------------
4.  DOCUMENT                                           5.    DATE

     Safety and Health Plan
--------------------------------------------------------------------------------
6.   Block 8. Preparation Information Continued:

3.   CONTENTS: (cont.)

     d) Description of the management controls that will be used to ensure compliance with safety and health regulations.
     e) Cross-reference of safety program requirements (e.g., OSHA, NASA, KSC) and Contractor procedures to avoid duplication of effort.
     f) Description of the safety program measurement system, including measurements, metrics, and trend analysis methods. The performance measurement system should describe responsibility for identifying and implementing remedial action, recurrence control, and corrective actions that are necessary to control and/or improve performance as indicated by the performance measurement system.

4.   ELEMENTS TO BE CONSIDERED IN THE PLAN:

     a)   Training
     b)   Certification
     c)   Inspections and audits
     d)   Control of unsafe conditions
     e)   Design, construction, and activation of facilities
     f)   Operation and maintenance of facilities
     g)   Fire prevention and protection
     h)   Handling and storage of hazardous materials
     i)   Transportation
     j) Hazards to the public and employees, such as pollution and waste disposal, radiation, pesticides, noise and vibration, and explosion
     k)   Accident/Mishap investigation, reporting, and tracking
     l)   Hazardous operations
     m)   Personnel protective equipment
     n)   Contingencies, emergencies, and disasters
     o) Subcontractor industrial safety requirements and the methods employed to insure compliance

5.   FORMAT: Contractor format is acceptable.

6. MAINTENANCE: Changes shall be incorporated as required by change page or complete re-issue.

NAS10-98001 (EDC)                                     Attachment J-1, Appendix 1
--------------------------------------------------------------------------------

                               DATA REQUIREMENTS                     Page 1 of 1

      CONTRACT APPLICATION INFORMATION FOR DRL   EDC        A. ITEM NO. 012
--------------------------------------------------------------------------------
B. LINE ITEM TITLE
ISO 9001 Transaction Plan

--------------------------------------------------------------------------------
C. OPR.    D. TYPE  E. INSPECT/ACCEPT  F. FREQ.   G. INITIAL SUB.  H. AS OF DATE
   DE-PCO     1          2              RT/AD        See Block J     See Block J
--------------------------------------------------------------------------------
J. REMARKS

A preliminary Plan shall be submitted for approval within thirty days after contract start. The final plan shall be submitted for approval within 90 days after contract start.
--------------------------------------------------------------------------------
K. DISTRIBUTION                                                     TOTALS
                                                                 ---------------
 Provided by Contracting Officer                                 NO.       TYPE
                                                                 ---------------

                                                                 ---------------

--------------------------------------------------------------------------------
                          DATA REQUIREMENT DESCRIPTION
--------------------------------------------------------------------------------
1. TITLE                                                2. NUMBER
          ISO 9001 Transaction Plan
--------------------------------------------------------------------------------
3. USE                                                  4. DATE

To serve as the master planning and control document
for the Contractor's Safety & Mission Assurance program 5. ORGANIZATION
until successful ISO 9001 Compliance.                      KSC
--------------------------------------------------------------------------------
7. INTERRELATIONSHIP                                    6. REFERENCES
                                                           ISO 9001
--------------------------------------------------------------------------------
8. PREPARATION INFORMATION


The ISO 9001 Transition Plan shall meet the intent of ANSI/ASQC 150 9001 and shall serve as the control document for the Contractor's Quality Assurance (QA) program until successful ISO compliance is achieved for this contract.

The plan shall describe the Contractor's management approach for QA activities including elements related to the successful transition to IS0 9001 compliance. The plan shall include milestone metrics which will be used to assess the Contractor's progress toward compliance and shall be provided in a format that readily identifies the Contractor's QA program and those specific requirements imposed by the contract. The plan shall be capable of being audited by the Government.

The plan shall show the relationship of the individual managing the QA Program with each group performing QA program tasks including his authority to control and monitor the cited tasks.

As an attachment to the plan, the Contractor shall list the implementing ISO quality procedures by subject, cross referenced to the paragraph(s) of the plan, number and revision date. The "index" or listing shall become part of the plan and require periodic updating.

The initial plan submission shall incorporate all changes to the proposal draft plan through Best and Final Offers and, when approved, will be used as the control document for the Contractor's QA program until approval of the final plan submission.

The final plan submission shall incorporate all changes to the initial plan necessary for the transition of DE labs for which the Contractor has responsibility for ISO compliance. When approved, the final plan will be used as the control document for the Contractor's QA program until ISO compliance is complete at which time IS0 9001 will be used as the control document.

NAS10-98001 (EDC)                                     Attachment J-1, Appendix 1
--------------------------------------------------------------------------------

                               DATA REQUIREMENTS                     Page 1 of 1

      CONTRACT APPLICATION INFORMATION FOR DRL   EDC        A. ITEM NO. 013
--------------------------------------------------------------------------------
B. LINE ITEM TITLE:
Security Plan

--------------------------------------------------------------------------------
C. OPR.    D. TYPE  E. INSPECT/ACCEPT  F. FREQ.   G. INITIAL SUB.  H. AS OF DATE
   IM-SPS     1          2              RT-AD        See Block J     See Block J
--------------------------------------------------------------------------------
J. REMARKS

A preliminary Plan shall be submitted two weeks after the contract start and a final plan shall be submitted for approval within 90 days of the contract start.
--------------------------------------------------------------------------------
K. DISTRIBUTION                                                     TOTALS
                                                                 ---------------
 Provided by Contracting Officer                                 NO.       TYPE
                                                                 ---------------

                                                                 ---------------

--------------------------------------------------------------------------------
                          DATA REQUIREMENT DESCRIPTION
--------------------------------------------------------------------------------
1. TITLE                                                2. NUMBER
          Security Plan
--------------------------------------------------------------------------------
3. USE                                                  4. DATE

Document shall detail Contractor approach to            5. ORGANIZATION
implementing NASA KSC security policies and directives.    KSC

--------------------------------------------------------------------------------
7. INTERRELATIONSHIP                                    6. REFERENCES
                                                           See Block 8
--------------------------------------------------------------------------------
8. PREPARATION INFORMATION

The Contractor Security Plan shall address the Contractor approach to implementing KSC policy and directive documents. Additionally, other Contractor security initiatives and innovative operating approaches or procedures shall be included. The basic plan shall be unclassified. Any KSC referenced documents that would be included in the basic Contractor Security Plan whose inclusion would be classified should be addressed as a separate appendix appropriately classified.

-------------------------

Block 6. References:
         KHB 1610.1A
         KHB 1610.2A

NAS10-98001 (EDC)                                     Attachment J-1, Appendix 1
--------------------------------------------------------------------------------

                               DATA REQUIREMENTS                     Page 1 of 1

      CONTRACT APPLICATION INFORMATION FOR DRL   EDC        A. ITEM NO. 014
--------------------------------------------------------------------------------
B. LINE ITEM TITLE:
Risk Assessments

--------------------------------------------------------------------------------
C. OPR.    D. TYPE  E. INSPECT/ACCEPT  F. FREQ.   G. INITIAL SUB.  H. AS OF DATE
   DE-PCO     3          6               AR          See Block J
--------------------------------------------------------------------------------
J. REMARKS

Block G:  Separate report for each program risk, when identified.

--------------------------------------------------------------------------------
K. DISTRIBUTION                                                     TOTALS
                                                                 ---------------
 Provided by Contracting Officer                                 NO.       TYPE
                                                                 ---------------

                                                                 ---------------

--------------------------------------------------------------------------------
                          DATA REQUIREMENT DESCRIPTION
--------------------------------------------------------------------------------
1. TITLE                                                2. NUMBER
          Risk Assessments
--------------------------------------------------------------------------------
3. USE                                                  4. DATE

To provide NASA with a formal risk assessment
of the Contractor responsible portions of design and    5. ORGANIZATION
test activities with each topic and issue presented        KSC
to the CTM for resolution/approval.
--------------------------------------------------------------------------------
7. INTERRELATIONSHIP                                    6. REFERENCES

--------------------------------------------------------------------------------
8. PREPARATION INFORMATION


The Risk Assessment provides a formal means to identify, assess, and mitigate risks associated with technical, schedule, mission success and cost. A risk assessment including analytical methods, qualitative and/or quantitative as appropriate will be developed and delivered when a program risk is identified or increases.

The assessment should include:

     a.   Identification of the primary risk drivers.
     b. Qualitative and/or quantitative assessment of the risk including probability/likelihood of occurrence and consequences (i.e., increase, decrease or no change to present risk posture).
     c.   Option for mitigating the risk including a recommendation.
     d.   Impacts to baselined risk controls

Contractor format is acceptable.

NAS10-98001 (EDC)                                     Attachment J-1, Appendix 1
--------------------------------------------------------------------------------

                               DATA REQUIREMENTS                     Page 1 of 2

      CONTRACT APPLICATION INFORMATION FOR DRL   EDC        A. ITEM NO. 015
--------------------------------------------------------------------------------
B. LINE ITEM TITLE:
Work Order Progress Chart

--------------------------------------------------------------------------------
C. OPR.    D. TYPE  E. INSPECT/ACCEPT  F. FREQ.   G. INITIAL SUB.  H. AS OF DATE
   DE-PCO     3          J               MO          See Block J
--------------------------------------------------------------------------------
J. REMARKS

Initial submittal shall be 30 days after contract start. The progress charts shall be capable of being sorted according to the responsible organization and UPN.

* Block K - Code D: Data to be provided on electronic medium. The CTM will determine the type and quantity.

--------------------------------------------------------------------------------
K. DISTRIBUTION                                                     TOTALS
                                                                 ---------------
 Provided by Contracting Officer                                 NO.       TYPE
                                                                 ---------------

                                                                 ---------------

--------------------------------------------------------------------------------
                          DATA REQUIREMENT DESCRIPTION
--------------------------------------------------------------------------------
1. TITLE                                                2. NUMBER
          Work Order Progress Chart
--------------------------------------------------------------------------------
3. USE                                                  4. DATE

To provide Technical Contacts with detailed progress    5. ORGANIZATION
of the work being performed on each Work Order             KSC

--------------------------------------------------------------------------------
7. INTERRELATIONSHIP                                    6. REFERENCES
   DRD-003
--------------------------------------------------------------------------------
8. PREPARATION INFORMATION


A. The Progress Chart shall consist of narrative descriptions, tabular data and a schedule.

B. Contents of the report shall include, but not be limited to, the following information:

     1.   Identity of work by Government Work Order Number.
     2.   Work Order Title.
     3.   Project Control Number (PCN, if applicable).
     4.   Unique Program Number (UPN).
     5. Identity of NASA Technical Representative, the NASA Technical Contact and their respective mail codes.
     6.   Identity of the Contractor Interface and mail code.
     7.   Identity of the NASA Project Engineer and mail code.
     8.   Authorized straight and overtime productive hours.
     9.   Actual straight and overtime productive hours expended this period.
     10. Actual straight and overtime productive hours expended to date for the current contract period.
     11. Contractor's estimated straight and overtime productive hours required to complete the Work Order.
     12. Authorized cost of materials and incidentals (other than travel and training).
     13.  Actual materials and incidentals expenditures this period.
     14. Actual materials and incidentals expenditures to date for the current contract period.
     15.  Actual travel and training expenditures this period.
     16. Actual travel and training expenditures to date for the current contract period.


               (See continuation sheet)

NAS10-98001 (EDC)                                     Attachment J-1, Appendix 1
--------------------------------------------------------------------------------
1. DOCUMENT NO(s)                                      2.

          DRD-015           KENNEDY SPACE CENTER              Page 2 of 2
                        DOCUMENT CONTINUATION SHEET    -------------------------
                                                       3.    OFFICE
--------------------------------------------------------------------------------
4.  DOCUMENT                                           5.    DATE

     Work Order Progress Chart
--------------------------------------------------------------------------------
6.   Block 8. Preparation Information Continued:

     17. Contractor's estimated cost of materials and incidentals required to complete the Work Order.

     18.  Authorized total resources ($).

     19.  Actual total resources ($) expended this period.

     20. Actual total resources ($) expended to date for the current contract period.

     21. Contractor's estimated total resources ($) required to complete the Work Order.

     22.  Government required completion date.

     23.  Contractor's estimated completion date.

     24. A bar chart schedule depicting the order in which the Contractor plans to accomplish all of the work described by the Work Order. The schedule shall contain major activities such as:

               Design, drawing preparation, drawing submittals, purchase order release, subcontract efforts, material and component deliveries, assembly, submittal of test plans/test procedures/test reports, testing, hardware refurbishment, and preparation for shipment.

          The Contractor shall indicate the percent of the activity to be accomplished in each period for activities that are not contained in a single reporting period.

          Each activity bar shall have start and stop dates.

          Each update of the Work Order Progress Chart shall show both the original schedule and the actual schedule.

          Each update shall show the effective date of the change.

NAS10-98001 (EDC)                                     Attachment J-1, Appendix 1
--------------------------------------------------------------------------------

                               DATA REQUIREMENTS                     Page 1 of 1

      CONTRACT APPLICATION INFORMATION FOR DRL   EDC        A. ITEM NO. 016
--------------------------------------------------------------------------------
B. LINE ITEM TITLE:
Maintenance Plan

--------------------------------------------------------------------------------
C. OPR.    D. TYPE  E. INSPECT/ACCEPT  F. FREQ.   G. INITIAL SUB.  H. AS OF DATE
   DE-PCO     1          2              RT/AD        See Block J    See Block J
--------------------------------------------------------------------------------
J. REMARKS

The Maintenance Plan requires approval by the Contracting Officer. The preliminary Maintenance Plan shall be submitted within 30 days after contract start and the final plan submitted for approval within 90 days after contract start.

--------------------------------------------------------------------------------
K. DISTRIBUTION                                                     TOTALS
                                                                 ---------------
 Provided by Contracting Officer                                 NO.       TYPE
                                                                 ---------------

                                                                 ---------------

--------------------------------------------------------------------------------
                          DATA REQUIREMENT DESCRIPTION
--------------------------------------------------------------------------------
1. TITLE                                                2. NUMBER
          Maintenance Plan
--------------------------------------------------------------------------------
3. USE                                                  4. DATE

The Plan shall detail the Contractor approach to        5. ORGANIZATION
implementing a complete and thorough maintenance           KSC
program.
--------------------------------------------------------------------------------
7. INTERRELATIONSHIP                                    6. REFERENCES
   DRD-017
--------------------------------------------------------------------------------
8. PREPARATION INFORMATION

The Maintenance Plan shall include sufficient information so as to address the approach to implementing a complete and thorough maintenance program for assigned facilities, laboratories, systems, and equipment. The plan shall address allocation of Contractor manpower to accomplish maintenance documentation updates and actual performance of maintenance tasks. The plan shall also include the Contractor's approach to the integration of maintenance tasks with other ongoing work activities. Timetables for completing the documentation updates and implementing a maintenance program are to be included in the plan.

NAS10-98001 (EDC)                                     Attachment J-1, Appendix 1
--------------------------------------------------------------------------------

                               DATA REQUIREMENTS                     Page 1 of 1

      CONTRACT APPLICATION INFORMATION FOR DRL   EDC        A. ITEM NO. 017
--------------------------------------------------------------------------------
B. LINE ITEM TITLE:
Maintenance Status Report

--------------------------------------------------------------------------------
C. OPR.    D. TYPE  E. INSPECT/ACCEPT  F. FREQ.   G. INITIAL SUB.  H. AS OF DATE
   DE-PCO     3          6                QU         See Block J      90/15
--------------------------------------------------------------------------------
J. REMARKS

The initial report shall be submitted in the first quarter after contract start.

* Block K - Code D: Data to be provided on electronic medium. The CTM will determine the type and quantity.

--------------------------------------------------------------------------------
K. DISTRIBUTION                                                     TOTALS
                                                                 ---------------
 Provided by Contracting Officer                                 NO.       TYPE
                                                                 ---------------

                                                                 ---------------

--------------------------------------------------------------------------------
                          DATA REQUIREMENT DESCRIPTION
--------------------------------------------------------------------------------
1. TITLE                                                2. NUMBER
          Maintenance Status Report
--------------------------------------------------------------------------------
3. USE                                                  4. DATE

To provide visibility and status of the Contractor's    5. ORGANIZATION
maintenance activities.                                    KSC

--------------------------------------------------------------------------------
7. INTERRELATIONSHIP                                    6. REFERENCES
   DRD-015 and DRD-016
--------------------------------------------------------------------------------
8. PREPARATION INFORMATION

The Maintenance Status Report shall include, but not be limited to, the following information as required by Work Order:

  1.  Identity of work by Government/Contractor Work Order number.
  2.  Work Order title.
  3.  Identity of NASA Technical Contact.
  4.  Description of maintenance activities performed the quarter.
  5.  Facilities/laboratories/systems/equipment affected.
  6.  Actual labor hours expended on maintenance the quarter.
  7.  Actual labor hours expended on maintenance to date.
  8.  Estimated labor hours to be expended on maintenance next quarter.
  9.  Actual material/supplies expenditures.
  10. Remarks column.
  11. Schedule of planned maintenance projected for next 12 months.
  12. Summary of Periodic Maintenance Instructions (PMIs) completed within the quarter.
  13. Summary of PMIs planned within the quarter.

NAS10-98001 (EDC)                                     Attachment J-1, Appendix 1
--------------------------------------------------------------------------------

                               DATA REQUIREMENTS                     Page 1 of 1

      CONTRACT APPLICATION INFORMATION FOR DRL   EDC        A. ITEM NO. 018
--------------------------------------------------------------------------------
B. LINE ITEM TITLE:
Work Order Summary Report

--------------------------------------------------------------------------------
C. OPR.    D. TYPE  E. INSPECT/ACCEPT  F. FREQ.   G. INITIAL SUB.  H. AS OF DATE
   DE-PCO     3          6                AN         See Block J
--------------------------------------------------------------------------------
J. REMARKS

The report shall be submitted 30 days after the end of the contract period. The data provided by this summary report shall be capable of being sorted by UPN and Work Order number.

--------------------------------------------------------------------------------
K. DISTRIBUTION                                                     TOTALS
                                                                 ---------------
 Provided by Contracting Officer                                 NO.       TYPE
                                                                 ---------------

                                                                 ---------------

--------------------------------------------------------------------------------
                          DATA REQUIREMENT DESCRIPTION
--------------------------------------------------------------------------------
1. TITLE                                                2. NUMBER
          Work Order Summary Report
--------------------------------------------------------------------------------
3. USE                                                  4. DATE

To summarize on an annual basis the Contractor's        5. ORGANIZATION
accomplishments during the contract period.                 KSC

--------------------------------------------------------------------------------
7. INTERRELATIONSHIP                                    6. REFERENCES
       DRD-015
--------------------------------------------------------------------------------
8. PREPARATION INFORMATION

The Work Order Summary Report shall provide a brief abstract, not to exceed one
(1) paragraph for:

     1.   Each Work Order that was completed during the contract period.

     2. Each Work Order that is not completed at the end of the contract period indicating:

          a)   The work accomplished.

          b)   The work remaining to complete the task.

NAS10-98001 (EDC)                                     Attachment J-1, Appendix 1
--------------------------------------------------------------------------------

                               DATA REQUIREMENTS                     Page 1 of 1

      CONTRACT APPLICATION INFORMATION FOR DRL   EDC        A. ITEM NO. 019
--------------------------------------------------------------------------------
B. LINE ITEM TITLE:
Automated Information Security Plan

--------------------------------------------------------------------------------
C. OPR.    D. TYPE  E. INSPECT/ACCEPT  F. FREQ.   G. INITIAL SUB.  H. AS OF DATE
 DE IRM Rep    1          2              RT/AD       See Block J
--------------------------------------------------------------------------------
J. REMARKS

Initial submittal shall be 30 days after the contract start.

--------------------------------------------------------------------------------
K. DISTRIBUTION                                                     TOTALS
                                                                 ---------------
 Provided by Contracting Officer                                 NO.       TYPE
                                                                 ---------------

                                                                 ---------------

--------------------------------------------------------------------------------
                          DATA REQUIREMENT DESCRIPTION
--------------------------------------------------------------------------------
1. TITLE                                                        2. NUMBER
          Automated Information Security Plan
--------------------------------------------------------------------------------
3. USE                                                          4. DATE

 To detail the Contractor's plan to assure that adequate        5. ORGANIZATION
 security is provided for all agency information collected,        KSC
 processed, transmitted, stored or disseminated in general
 support systems and major applications.
--------------------------------------------------------------------------------
7. INTERRELATIONSHIP                                    6. REFERENCES
                                                            See Block 8
--------------------------------------------------------------------------------
8. PREPARATION INFORMATION


The Contractor shall prepare and submit for approval an Automated Information Security Plan that complies with the requirements set forth in Appendix III to 0MB Circular A-130, "Security of Federal Automated Information Resources." The plan shall include but not be limited to:

     1.   Assignment of responsibility for each system.
     2. Provide for the incorporation of computer security into the software life-cycle development process.

          a)   Rules
          b)   Training
          c)   Personnel Controls
          d)   Incident Response Capability
          e)   Continuity of Support
          f)   Technical Security
          g)   System Interconnection

     3.   Review of Security Controls

     4.   Management Authorization

-----------------------------------

Block 6 References:

         NHB 2410.9A
         0MB Circular A-130, Appendix III

NAS10-98001 (EDC)                                     Attachment J-1, Appendix 1
--------------------------------------------------------------------------------

                               DATA REQUIREMENTS                     Page 1 of 1

      CONTRACT APPLICATION INFORMATION FOR DRL   EDC        A. ITEM NO. 020
--------------------------------------------------------------------------------
B. LINE ITEM TITLE:
Pressure Vessel/System Certification Report

--------------------------------------------------------------------------------
C. OPR.    D. TYPE  E. INSPECT/ACCEPT  F. FREQ.   G. INITIAL SUB.  H. AS OF DATE
   EI          3          6                QU       See Block J
--------------------------------------------------------------------------------
J. REMARKS

Block G: Thirty Days after contract start.

--------------------------------------------------------------------------------
K. DISTRIBUTION                                                     TOTALS
                                                                 ---------------
 Provided by Contracting Officer                                 NO.       TYPE
                                                                 ---------------

                                                                 ---------------

--------------------------------------------------------------------------------
                          DATA REQUIREMENT DESCRIPTION
--------------------------------------------------------------------------------
1. TITLE                                                        2. NUMBER
          Pressure Vessel/System Certification Report
--------------------------------------------------------------------------------
3. USE                                                          4. DATE

Data required to demonstrate Pressure Vessel/System
Certification KHB 1710.2C, Annex E guidelines, to ensure     5. ORGANIZATION
all DE ground-based pressure vessels and pressurized systems       KSC
are certified safe to operate and are re-certified periodically.

--------------------------------------------------------------------------------
7. INTERRELATIONSHIP                                    6. REFERENCES
                                                           KHB 1710.2C, Annex E
--------------------------------------------------------------------------------
8. PREPARATION INFORMATION

The Pressure Vessel/System Certification Report covers all pressure vessels and pressurized systems under the Contractor's responsibility. Contents shall be in accordance with guidelines in KHB 1710.2C, Annex E (Contractor format is acceptable).

NAS10-98001 (EDC)                                     Attachment J-1, Appendix 1
--------------------------------------------------------------------------------

                               DATA REQUIREMENTS                     Page 1 of 2

      CONTRACT APPLICATION INFORMATION FOR DRL   EDC        A. ITEM NO. 021
--------------------------------------------------------------------------------
B. LINE ITEM TITLE:
Monthly KSC Headcount Report

--------------------------------------------------------------------------------
C. OPR.    D. TYPE  E. INSPECT/ACCEPT  F. FREQ.   G. INITIAL SUB.  H. AS OF DATE
   DE-PCO      3          6                MO         11/01/97        30/5
--------------------------------------------------------------------------------
J. REMARKS


--------------------------------------------------------------------------------
K. DISTRIBUTION                                                     TOTALS
                                                                 ---------------
 Provided by Contracting Officer                                 NO.       TYPE
                                                                 ---------------

                                                                 ---------------

--------------------------------------------------------------------------------
                          DATA REQUIREMENT DESCRIPTION
--------------------------------------------------------------------------------
1. TITLE                                                        2. NUMBER
          Monthly KSC Headcount Report
--------------------------------------------------------------------------------
3. USE                                                          4. DATE

Information for workforce reporting requirements.               5. ORGANIZATION
                                                                   KSC

--------------------------------------------------------------------------------
7. INTERRELATIONSHIP                                    6. REFERENCES
   DRD-003
--------------------------------------------------------------------------------
8. PREPARATION INFORMATION

A. Labor Reports should be submitted monthly, not later than the 5th day of the following month.

B. A complete organization chart including all employees by skill or job classification shall be provided.

C.   Labor data should be submitted and should be formatted as follows:

                          Total Headcount at KSC
                          ----------------------
Prime
-----
        On Site
        Off Site
        Dispossessed
        Other Off Site
                          Total: ____________________


Subcontractors (by name): (Include only Subcontractors with on site personnel)
------------------------
        On Site
        Off Site
        Dispossessed
        Other Off Site
                          Total: ____________________

        Construction
               Subcontractors (by name): Brief Description        Total
               ------------------------- -----------------        -----

               (See continuation sheet)

NAS10-98001 (EDC)                                     Attachment J-1, Appendix 1
--------------------------------------------------------------------------------
1. DOCUMENT NO(s)                                      2.

          DRD-021           KENNEDY SPACE CENTER              Page 2 of 2
                        DOCUMENT CONTINUATION SHEET    -------------------------
                                                       3.    OFFICE
                                                             KSC
--------------------------------------------------------------------------------
4.  DOCUMENT                                           5.    DATE

     Monthly KSC Headcount Report
--------------------------------------------------------------------------------
6.   Block 8. Preparation Information Continued:

    The following definitions apply to the above items:

     1. On Site - Those personnel performing on the contract occupying physical space on the Kennedy Space Center or the Cape Canaveral Air Station. This includes those personnel temporarily absent from assigned duty stations (e.g., on leave without pay, annual/sick leave).


     2. Off Site - Total of those personnel performing on the contract, but physically located outside the environs of KSC or CCAS.

          a. Dispossessed - Those personnel who normally would occupy physical space within the environs of KSC, but who have been located outside due to non-availability of space.

          b. Others Off Site - Those personnel within total contract headcount who are not planned to occupy physical space within the environs of KSC of CCAS.

     3. Construction Subcontractors - Those personnel performing on the contract within the environs of KSC or CCAS. Include a brief description or title of the effort.

NAS10-98001 (EDC)                                     Attachment J-1, Appendix 1
--------------------------------------------------------------------------------

                               DATA REQUIREMENTS                     Page 1 of 1

      CONTRACT APPLICATION INFORMATION FOR DRL   EDC        A. ITEM NO. 022
--------------------------------------------------------------------------------
B. LINE ITEM TITLE:
GIDEP Alert Systems

--------------------------------------------------------------------------------
C. OPR.    D. TYPE  E. INSPECT/ACCEPT  F. FREQ.   G. INITIAL SUB.  H. AS OF DATE
   EI         3          6             See Block J   See Block J
--------------------------------------------------------------------------------
J. REMARKS

Block F: Responses to Alerts affecting flight hardware processing within 90 days. Contractor initiated Alerts due to NASA within 10 days.
Block G: Initial submission as required.

--------------------------------------------------------------------------------
K. DISTRIBUTION                                                     TOTALS
                                                                 ---------------
 Provided by Contracting Officer                                 NO.       TYPE
                                                                 ---------------

                                                                 ---------------

--------------------------------------------------------------------------------
                          DATA REQUIREMENT DESCRIPTION
--------------------------------------------------------------------------------
1. TITLE                                                        2. NUMBER
          GIDEP Alert Systems
--------------------------------------------------------------------------------
3. USE                                                          4. DATE

To report disposition of application problems encountered with
parts/materials.                                                5. ORGANIZATION

--------------------------------------------------------------------------------
7. INTERRELATIONSHIP                                    6. REFERENCES
                                                         See Block 8
--------------------------------------------------------------------------------
8. PREPARATION INFORMATION

The GIDEP Alert System notifies all organizations of problems associated with GSE items which could cause loss of GSE, flight hardware or personnel.

The Alert System shall:
-----------------------

     a.   Identify an individual Contractor Alert point of contact.
     b. Review nonconformance and other failure documentation to determine if there is a problem which requires initiation and distribution of an Alert.
     c. Immediately notify the KSC Alert contact point (EI-F-C) of Alert problems.
     d. Provide follow-up notification by sending completed Alert Report (DD Form 1938) to the KSC Alert contact.
     e. Ensure dissemination of incoming Alerts on a timely basis to all personnel within the Contractor's organization whose functional responsibilities could be affected.
     f. Initiate a KSC close-out report on the Alerts when requested by NASA/KSC and forward to the KSC Alert contact. These instances are normally limited to Alerts which may impact processes and procedures conducted within KSC.

FORMAT:
-------

     a.   Response - KSC close-out report in Contractor's format.
     b.   Contractor initiated Alert - Form DD 1938.


MAINTENANCE:     Revisions as required.
------------


-----------------------------
Block 6. References:
KHB 5310.1C with change 5 GOP 3.2

NAS10-98001 (EDC)                                     Attachment J-1, Appendix 1
--------------------------------------------------------------------------------

                               DATA REQUIREMENTS                     Page 1 of 2

      CONTRACT APPLICATION INFORMATION FOR DRL   EDC        A. ITEM NO. 023
--------------------------------------------------------------------------------
B. LINE ITEM TITLE:
Summary Labor Report

--------------------------------------------------------------------------------
C. OPR.    D. TYPE  E. INSPECT/ACCEPT  F. FREQ.   G. INITIAL SUB.  H. AS OF DATE
  DE-PCO       3          6               WK         See Block J   See Block J
--------------------------------------------------------------------------------
J. REMARKS

Initial Submittal shall be not later than 7 days after contract start. This is a weekly report that will provide weekly, cumulative month to date, and cumulative year to date labor totals; the actual due dates and as of dates will be determined after contract start.

* Block K - Code D: Data to be provided on electronic medium. The CTM will determine the type and quantity.

--------------------------------------------------------------------------------
K. DISTRIBUTION                                                     TOTALS
                                                                 ---------------
 Provided by Contracting Officer                                 NO.       TYPE
                                                                 ---------------

                                                                 ---------------

--------------------------------------------------------------------------------
                          DATA REQUIREMENT DESCRIPTION
--------------------------------------------------------------------------------
1. TITLE                                                        2. NUMBER
          Summary Labor Report
--------------------------------------------------------------------------------
3. USE                                                          4. DATE

To provide the Resources Management Office, and the             5. ORGANIZATION
Technical Contacts with a weekly and monthly                       KSC
cumulative to date status of Work Order activity.

--------------------------------------------------------------------------------
7. INTERRELATIONSHIP                                    6. REFERENCES
DRD-003, DRD-015, DRD-018, DRD-024
--------------------------------------------------------------------------------
8. PREPARATION INFORMATION

A. This report shall consist of tabular data capable of being sorted and summarized by: Work Order Number, EDC Lab Code, or Program/Unique Project Number Code.
B. Labor data shall be provided for the current week being reported; the current month being reported (cumulative for the month); and life to date totals.
C. Contents of the report shall include, but not be limited to, the following information:

     1.   Work Order Number
     2.   Latest Work Order Revision Number
     3.   Program Code
     4.   Work Order Title
     5.   EDC Work Order Lead
     6.   EDC Lab Code
     7.   EDC Supervisor
     8.   Work Order Status (open, closed, inactive)
     9.   Technical Contact Name
     10.  Latest Revision Date
     11.  Work Order Unique Project Number
     12. Life to date totals shall include the following elements categorized by Straight Time, Overtime, and Total Hours
          a.   Authorized hours
          b.   Expended Hours
          c.   Hours Balance (authorized less expended)
          d.   Equivalent Headcount Balance
          e.   Percent (%) Hours Expended

                       (See continuation sheet)

NAS10-98001 (EDC)                                     Attachment J-1, Appendix 1
--------------------------------------------------------------------------------
1. DOCUMENT NO(s)                                      2.

          DRD-023           KENNEDY SPACE CENTER              Page 2 of 2
                        DOCUMENT CONTINUATION SHEET    -------------------------
                                                       3.    OFFICE
--------------------------------------------------------------------------------
4.  DOCUMENT                                           5.    DATE

     Summary Labor Report
--------------------------------------------------------------------------------
6.   Block 8. Preparation Information Continued:


     13. Current month to date and Current Week Totals shall include the following elements, categorized by Actual Hours, Forecast Hours, & Adjustments
          a.   Straight Time Hours
          b.   Overtime Hours
          c.   Subcontractor Hours
          d.   Total Hours
          e.   Equivalent Headcount
     14. Current Fiscal Year Material/Maintenance Status will list the following:
          a.   Authorized amount
          b.   Expended amount
          c.   Balance amount

NAS10-98001 (EDC)                                     Attachment J-1, Appendix 1
--------------------------------------------------------------------------------

                               DATA REQUIREMENTS                     Page 1 of 2

      CONTRACT APPLICATION INFORMATION FOR DRL   EDC        A. ITEM NO. 024
--------------------------------------------------------------------------------
B. LINE ITEM TITLE:
Work Order Revision Status Report

--------------------------------------------------------------------------------
C. OPR.    D. TYPE  E. INSPECT/ACCEPT  F. FREQ.   G. INITIAL SUB.  H. AS OF DATE
   GC-C1-C      1          3             MO/UR     See Block J         30/5
--------------------------------------------------------------------------------
J. REMARKS

Initial submittal shall be not later than 15 days after contract start. The report shall be capable of being sorted according to responsible organization and by Program/UPN.

* Block K - Code D: Data to be provided on electronic medium. The CTM and OPR will determine the type and quantity.

--------------------------------------------------------------------------------
K. DISTRIBUTION                                                     TOTALS
                                                                 ---------------
 Provided by Contracting Officer                                 NO.       TYPE
                                                                 ---------------

                                                                 ---------------

--------------------------------------------------------------------------------
                          DATA REQUIREMENT DESCRIPTION
--------------------------------------------------------------------------------
1. TITLE                                                        2. NUMBER
        Work Order Revision Status
--------------------------------------------------------------------------------
3. USE                                                          4. DATE


 To provide the Resources Management Office, and the            5. ORGANIZATION
 Technical Contacts with an updated status of authorized work      KSC
 for budget tracking.

--------------------------------------------------------------------------------
7. INTERRELATIONSHIP                                    6. REFERENCES
DRD-003, DRD-015, DRD-018, DRD-023
--------------------------------------------------------------------------------
8. PREPARATION INFORMATION


A. The Status Report shall consist of tabular data capable of being sorted by Work Order Number, EDC Lab Code, Program/UPN Code, or NASA Technical Contact Organization.

B. Contents of the report shall include, but not be limited to, the following information:

     1.   Work Order Number
     2.   Work Order Modification Number
     3.   Date Latest Revision Received
     4.   Modification Code
     5.   Work Order Title
     6.   Identity of NASA Technical Contact
     7.   Organization Code of NASA Technical Contact
     8.   EDC Lab Code
     9.   Work Order Status
     10.  Contractor Project Code Number
     11.  Project Control Number
     12.  Program Code
     13.  Unique Project Number (UPN)
     14.  Activity Classification Number (ACN)
     15.  The Previous Amounts (FROM); Change Amount (DELTA); and New Amounts
          (TO) for the following elements:
          a.   Equivalent Headcount
          b.   Authorized Productive Labor Hours

                            (See continuation sheet)

NAS10-98001 (EDC)                                     Attachment J-1, Appendix 1
--------------------------------------------------------------------------------
1. DOCUMENT NO(s)                                      2.

          DRD-024           KENNEDY SPACE CENTER              Page 2 of 2
                        DOCUMENT CONTINUATION SHEET    -------------------------
                                                       3.    OFFICE
--------------------------------------------------------------------------------
4.  DOCUMENT                                           5.    DATE

     Work Order Revision Status Report
--------------------------------------------------------------------------------

6.   Block 8. Preparation Information Continued:

                  c)     Labor Hour Rate Used
                  d)     Authorized Labor dollars
                  e)     Authorized Material/Maintenance dollars
                  f)     Current Year Adjustment
                  g)     Total Work Order Fiscal Year Value
                  h)     Funding Limit - Current Fiscal Year
                  i)     Cumulative Value (Prior Year and Current Year)
          16.   Comments / Notes

NAS10-98001 (EDC)                                     Attachment J-1, Appendix 1
--------------------------------------------------------------------------------

                               DATA REQUIREMENTS                     Page 1 of 2

      CONTRACT APPLICATION INFORMATION FOR DRL   EDC        A. ITEM NO. 025
--------------------------------------------------------------------------------
B. LINE ITEM TITLE:
Technology Transfer Plan

--------------------------------------------------------------------------------
C. OPR.    D. TYPE  E. INSPECT/ACCEPT  F. FREQ.   G. INITIAL SUB.  H. AS OF DATE
   DE-TPO     1          2                 RT      See Block J      See Block J
--------------------------------------------------------------------------------
J. REMARKS

The initial report submittal shall be 30 days after the contract start.


* Block K - Code D: Data to be provided on electronic medium. The CTM will determine the type and quantity.

--------------------------------------------------------------------------------
K. DISTRIBUTION                                                     TOTALS
                                                                 ---------------
 Provided by Contracting Officer                                 NO.       TYPE
                                                                 ---------------

                                                                 ---------------

--------------------------------------------------------------------------------
                          DATA REQUIREMENT DESCRIPTION
--------------------------------------------------------------------------------
1. TITLE                                                        2. NUMBER
          Technology Transfer Plan
--------------------------------------------------------------------------------
3. USE                                                          4. DATE


 To describe the Contractor's plan for implementation           5. ORGANIZATION
 of NASA's technology transfer policies.                           KSC

--------------------------------------------------------------------------------
7. INTERRELATIONSHIP                                    6. REFERENCES
      DRD-026
--------------------------------------------------------------------------------
8. PREPARATION INFORMATION


The Contractor shall establish a written, detailed Technology Transfer Plan setting forth the manner in which the contractor will meet the new technology reporting requirements of the Patent Rights clause (FAR 52.227-11 as modified by NFS 1852.227-11). The plan will also identify how the contractor will implement NASA's technology transfer policy set forth in NASA's "Agenda for Change." The plan shall address, at a minimum, the following:

1. Identify the specific areas of technical effort that are considered likely to generate new technology.

2. Describe the means by which project supervisory and technical personnel will be advised of the responsibilities, details, and benefits of new technology reporting.

3. Describe the procedures to be established, maintained, and followed for reviewing the effort to be undertaken for the purposes of identification and reporting (disclosure) of new technology within the time periods and in the manner prescribed by the Patent Rights clause.

4. Describe the procedure for timely submission of the interim and final new technology reports required by the Patent Rights clause.

5. Describe the procedures for (a) selecting either NASA's New Technology clause (NFS 1852.227-70) or another patent rights clause for inclusion in subcontracts having as a purpose the conduct of experimental, developmental, research, design, or engineering work, and (b) providing prompt notification of either the award of such subcontracts or a subcontractor's refusal to accept the clause.

6. Identify the individual(s) assigned substantial and specific responsibilities for ensuring compliance with the requirements of the Patent Rights clause, as well as their qualifications and organizational placement to discharge these responsibilities.

                            (See continuation sheet)


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NAS10-98001 (EDC)                                     Attachment J-1, Appendix 1
--------------------------------------------------------------------------------
1. DOCUMENT NO(s)                                      2.

          DRD-025           KENNEDY SPACE CENTER              Page 2 of 2
                        DOCUMENT CONTINUATION SHEET    -------------------------
                                                       3.    OFFICE
--------------------------------------------------------------------------------
4.  DOCUMENT                                           5.    DATE

     Technology Transfer Plan
--------------------------------------------------------------------------------

6.   Block 8. Preparation Information Continued:

     7. Establishment of a technology transfer point of contact for coordinating all technology transfer activities.

     8. The Contractor's commitment to the development of cutting-edge dual use technologies having both application within and outside of the aerospace community.

     9. Programs aimed at educating and motivating employees to report new technology.

     10. Programs that assist subcontractors in establishing technology transfer policies and implementing technology transfer plans.

     11. Programs that support NASA's outreach and industry assistance efforts pertaining to technology transfer.

     12. Programs aimed at conducting collaborative efforts with third parties for the purpose of effectively transferring technology.

     Funding for such collaborative efforts will not necessarily include government funds and may consist of totally private funds. These collaborative efforts shall be reviewed and, where Government funds are to be used, approved by the Contracting Officer. Ownership of rights to the technology developed under these collaborative efforts shall be addressed in the individual agreements that are negotiated as part of the technology transfer process.

     13. Programs aimed at conducting application engineering work for the purpose of adapting the developed technology to a specific commercial use.

     14. Programs that demonstrate a strong management commitment to technology transfer.

To maximize the benefits received from the program, it will be necessary to identify and protect the intellectual property rights associated with the technology developed under this contract (i.e., patents, copyrights, trade secrets and know-how). To the extent feasible, the Government agrees to use its best efforts to transfer rights in government-owned technology in order to support the Contractor's technology transfer program.

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NAS10-98001 (EDC)                                     Attachment J-1, Appendix 1
--------------------------------------------------------------------------------

                               DATA REQUIREMENTS                     Page 1 of 1

      CONTRACT APPLICATION INFORMATION FOR DRL   EDC        A. ITEM NO. 026
--------------------------------------------------------------------------------
B. LINE ITEM TITLE:
Technology Transfer Report

--------------------------------------------------------------------------------
C. OPR.    D. TYPE  E. INSPECT/ACCEPT  F. FREQ.   G. INITIAL SUB.  H. AS OF DATE
   DE-TPO     1          2                 QU       See Block J     See Block J
--------------------------------------------------------------------------------
J. REMARKS

The initial report submittal shall be submitted 3 months after the contract start.

* Block K - Code D: Data to be provided on electronic medium. The CTM will determine the type and quantity.

--------------------------------------------------------------------------------
K. DISTRIBUTION                                                     TOTALS
                                                                 ---------------
 Provided by Contracting Officer                                 NO.       TYPE
                                                                 ---------------

                                                                 ---------------

--------------------------------------------------------------------------------
                          DATA REQUIREMENT DESCRIPTION
--------------------------------------------------------------------------------
1. TITLE                                                        2. NUMBER
          Technology Transfer Report
--------------------------------------------------------------------------------
3. USE                                                          4. DATE


 To describe the Contractor's new technology activity.          5. ORGANIZATION
                                                                   KSC

--------------------------------------------------------------------------------
7. INTERRELATIONSHIP                                    6. REFERENCES
      DRD-025                                             See Block 8
--------------------------------------------------------------------------------
8. PREPARATION INFORMATION

Prepare and submit a Technology Transfer Report on the following technology transfer activities:

1. Identify all reportable new technology items developed under this contract during the reporting period in accordance with the Patent Rights clause (FAR 52.227-11 as modified by NFS 1852.227-1l).

2. Identify promising technologies developed under this contract during the reporting period having dual-use application.

3. Report on the activities conducted under the Contractor's Technology Transfer Plan during the reporting period.

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NAS10-98001 (EDC)                                     Attachment J-1, Appendix 1
--------------------------------------------------------------------------------

                               DATA REQUIREMENTS                     Page 1 of 1

      CONTRACT APPLICATION INFORMATION FOR DRL   EDC        A. ITEM NO. 027
--------------------------------------------------------------------------------
B. LINE ITEM TITLE:
Procurement Summary Report

--------------------------------------------------------------------------------
C. OPR.    D. TYPE  E. INSPECT/ACCEPT  F. FREQ.   G. INITIAL SUB.  H. AS OF DATE
   DE-PCO     1          6                 MO       See Block J     See Block J
--------------------------------------------------------------------------------
J. REMARKS

Block G - Initial submittal one month after start of contract.

* Block K - Code D: Data to be provided on electronic medium. The CTM will determine the type and quantity.

--------------------------------------------------------------------------------
K. DISTRIBUTION                                                     TOTALS
                                                                 ---------------
 Provided by Contracting Officer                                 NO.       TYPE
                                                                 ---------------

                                                                 ---------------

--------------------------------------------------------------------------------
                          DATA REQUIREMENT DESCRIPTION
--------------------------------------------------------------------------------
1. TITLE                                                        2. NUMBER
          Procurement Summary Report
--------------------------------------------------------------------------------
3. USE                                                          4. DATE


 To report the status of Contractor procurements                5. ORGANIZATION
                                                                   KSC

--------------------------------------------------------------------------------
7. INTERRELATIONSHIP                                    6. REFERENCES

--------------------------------------------------------------------------------
8. PREPARATION INFORMATION

      1.    Work Order number
      2.    Purchase Request number
      3.    Purchase Order number
      4.    Originator
      5.    Account number
      6.    Date required
      7.    Date delivered
      8.    Dollar amount committed
      9.    Dollar amount obligated
      10.   Dollar amount costed

NAS10-98001 (EDC)                                     Attachment J-1, Appendix 1
--------------------------------------------------------------------------------

                               DATA REQUIREMENTS                     Page 1 of 1

      CONTRACT APPLICATION INFORMATION FOR DRL   EDC        A. ITEM NO. 028
--------------------------------------------------------------------------------
B. LINE ITEM TITLE:
Contractor Workforce and Funding Authority Summary Report

--------------------------------------------------------------------------------
C. OPR.    D. TYPE  E. INSPECT/ACCEPT  F. FREQ.   G. INITIAL SUB.  H. AS OF DATE
   DE-PCO     1          6              QU/UR        See Block J    See Block J
--------------------------------------------------------------------------------
J. REMARKS

Block G - Initial report 1 month after contract start and quarterly thereafter.

* Block K - Code D: Data to be provided on electronic medium. The CTM will determine the type and quantity.

--------------------------------------------------------------------------------
K. DISTRIBUTION                                                     TOTALS
                                                                 ---------------
 Provided by Contracting Officer                                 NO.       TYPE
                                                                 ---------------

                                                                 ---------------

--------------------------------------------------------------------------------
                          DATA REQUIREMENT DESCRIPTION
--------------------------------------------------------------------------------
1. TITLE                                                        2. NUMBER
         Contractor Workforce and Funding Authority Summary
         Report.
--------------------------------------------------------------------------------
3. USE                                                          4. DATE


To report Contractor workforce and funding authority            5. ORGANIZATION
by program to the Government.                                      KSC

--------------------------------------------------------------------------------
7. INTERRELATIONSHIP                                    6. REFERENCES

--------------------------------------------------------------------------------
8. PREPARATION INFORMATION

Prepare summary charts for Contractor workforce and funding authority, subdivided and totaled by program and laboratory. Also indicate totals for M&A and direct workforce.

NAS10-98001 (EDC)                                     Attachment J-1, Appendix 1
--------------------------------------------------------------------------------

                               DATA REQUIREMENTS                     Page 1 of 1

      CONTRACT APPLICATION INFORMATION FOR DRL   EDC        A. ITEM NO. 029
--------------------------------------------------------------------------------
B. LINE ITEM TITLE:
Contractor Resource Management Summary and Concerns Report

--------------------------------------------------------------------------------
C. OPR.    D. TYPE  E. INSPECT/ACCEPT  F. FREQ.   G. INITIAL SUB.  H. AS OF DATE
   DE-PCO     1          6               MO        See Block J    See Block J
--------------------------------------------------------------------------------
J. REMARKS

Block G - Initial submission shall be within one month of contract start.

* Block K - Code D: Data to be provided on electronic medium. The CTM will determine the type and quantity.

--------------------------------------------------------------------------------
K. DISTRIBUTION                                                     TOTALS
                                                                 ---------------
 Provided by Contracting Officer                                 NO.       TYPE
                                                                 ---------------

                                                                 ---------------

--------------------------------------------------------------------------------
                          DATA REQUIREMENT DESCRIPTION
--------------------------------------------------------------------------------
1. TITLE                                                        2. NUMBER
          Contractor Resource Management Summary and Concerns
          Report
--------------------------------------------------------------------------------
3. USE                                                          4. DATE


To report Contractor resource management and concerns to        5. ORGANIZATION
the Government.                                                    KSC

--------------------------------------------------------------------------------
7. INTERRELATIONSHIP                                    6. REFERENCES

--------------------------------------------------------------------------------
8. PREPARATION INFORMATION

Prepare a report that summarizes the resource management status of the contract and describes issues and concerns relevant to resource management including:

         Contract Funding
         Contingent Liabilities
         Authorized verses On Board Strength
         Planned versus Actual Headcount and, if diverted, Why?
         Unpaid Leave/Leave Cap
         Procurement Issues
         Other Areas of Concern

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NAS10-98001 (EDC)                                     Attachment J-1, Appendix 1
--------------------------------------------------------------------------------

                               DATA REQUIREMENTS                     Page 1 of 1

      CONTRACT APPLICATION INFORMATION FOR DRL   EDC        A. ITEM NO. 030
--------------------------------------------------------------------------------
B. LINE ITEM TITLE:
 Work Plan

--------------------------------------------------------------------------------
C. OPR.    D. TYPE  E. INSPECT/ACCEPT  F. FREQ.   G. INITIAL SUB.  H. AS OF DATE
   DE-PCO     1          2               AR        See Block J    See Block J
--------------------------------------------------------------------------------
J. REMARKS

Block G - Work Plans should be submitted within two days after the Contractor's receipt of a Work Order.

* Block K - Code D: Data to be provided on electronic medium. The CTM will determine the type and quantity.

--------------------------------------------------------------------------------
K. DISTRIBUTION                                                     TOTALS
                                                                 ---------------
 Provided by Contracting Officer                                 NO.       TYPE
                                                                 ---------------

                                                                 ---------------

--------------------------------------------------------------------------------
                          DATA REQUIREMENT DESCRIPTION
--------------------------------------------------------------------------------
1. TITLE                                                        2. NUMBER
           Work Plan
--------------------------------------------------------------------------------
3. USE                                                          4. DATE

To describe the Contractor's plan for implementation of         5. ORGANIZATION
the Work Order.                                                    KSC

--------------------------------------------------------------------------------
7. INTERRELATIONSHIP                                    6. REFERENCES

--------------------------------------------------------------------------------
8. PREPARATION INFORMATION

The Contractor shall submit a plan (if required by the Work Order) describing the proposed approach for performing each Work Order. The following information shall be included:

       1.  Title and number of applicable Work Order.
       2.  Discussion of the technical approach for performing the work.
       3.  Discussion of skill mix requirements.
       4.  Proposed schedule including estimated date of work commencement.
       5. Direct Labor hours (Straight time and overtime), on a monthly basis by applicable labor category, and total direct labor hours estimated to complete the work.
       6.  Travel and material estimates.
       7. Estimate of subcontractors and consultants, including direct labor hours, if applicable.
       8.  Other indirect costs required to complete the work.
       9. Recommended metrics for use in monitoring and evaluating the Contractor's performance.
      10.  Other pertinent information.

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NAS10-98001 (EDC)                                     Attachment J-1, Appendix 1
--------------------------------------------------------------------------------

                               DATA REQUIREMENTS                     Page 1 of 1

      CONTRACT APPLICATION INFORMATION FOR DRL   EDC        A. ITEM NO. 031
--------------------------------------------------------------------------------
B. LINE ITEM TITLE:
Equal Employment Opportunity Report

--------------------------------------------------------------------------------
C. OPR.    D. TYPE  E. INSPECT/ACCEPT  F. FREQ.   G. INITIAL SUB.  H. AS OF DATE
   EO        3          2               QU             1/7/98         90/7
--------------------------------------------------------------------------------
J. REMARKS

* Block K - Code D: Data to be provided on electronic medium. The CTM will determine the type and quantity.

--------------------------------------------------------------------------------
K. DISTRIBUTION                                                     TOTALS
                                                                 ---------------
 Provided by Contracting Officer                                 NO.       TYPE
                                                                 ---------------

                                                                 ---------------

--------------------------------------------------------------------------------
                          DATA REQUIREMENT DESCRIPTION
--------------------------------------------------------------------------------
1. TITLE                                                        2. NUMBER
          Equal Employment Opportunity Report
--------------------------------------------------------------------------------
3. USE                                                          4. DATE

This document will be used by Government personnel              5. ORGANIZATION
to assess the contractor's equal employment and                     KSC
affirmative action management of the contract effort.


--------------------------------------------------------------------------------
7. INTERRELATIONSHIP                                    6. REFERENCES

--------------------------------------------------------------------------------
8. PREPARATION INFORMATION

A. Format and content of the report shall be in accordance with KSC Forms 32-58 C/G 1/91, Quarterly Equal Opportunity Statistical Report, and a narrative report for Equal Employment Activities containing, as a minimum, the following:

          Contract Number
          Community Activities
          Recruiting Activities
          Special Events
          Other pertinent information.

B. Reports shall be provided not later than the 7th of the month which follows the end of a calendar quarter.

Note: Contractor may reproduce the forms, or obtain from the NASA EO Office a diskette which will enable them to generate the forms through the use of Lotus 123, Quattro Pro, or Excel.

NAS10-98001 (EDC)                                     Attachment J-1, Appendix 2
--------------------------------------------------------------------------------

                                 ATTACHMENT J-1

                                   APPENDIX 2

              SAFETY, RELIABILITY AND MAINTAINABILITY REQUIREMENTS

                                  INTRODUCTION

This document incorporates appropriate safety, reliability, and maintainability provisions of NASA documents: NHB 1700.1, "NASA Safety Manual"; and Vol. 1; NHB 5300.4 (1D-2), "Safety, Reliability, Maintainability and Quality Provisions for the Space Shuttle Program."

          GENERAL SAFETY, RELIABILITY AND MAINTAINABILITY REQUIREMENTS

1. The Contractor shall maintain a safety activity planned and developed in conjunction with other functions to assure that hazards are identified and eliminated or controlled to an acceptable level of risk. In addition to the development of a safety plan, safety requirements and tasks will be reflected as appropriate in other contract program plans. Applicable safety requirements and tasks shall be included in the basic management systems, design verification documents, overall system analyses, and system engineering requirements definition, and design review practices.

2. The Contractor shall conduct industrial safety activities in compliance with NASA FAR Supplement 1852.223-70. Industrial safety includes, as a minimum, identification, elimination, and/or control of hazards in employee and public areas; accident prevention, fire prevention and protection, and transportation accident prevention for all Contractor activities.

3. Safety requirements for planning, design, manufacturing, testing, and operations shall be developed and documented as an integral part of the Contractor's activities. The Contractor shall establish checkpoints and feedback which provide visibility to management to assure all safety issues/concerns have been evaluated and resolved prior to commencement of critical activities and major milestones. Safety assessments shall be revised and updated as design and operational changes dictate.

4. Safety activities shall be fully coordinated to ensure an effective and integrated total safety effort and to avoid redundant effort among technical disciplines.

5. The Contractor shall support periodic safety activity audits as required. The Contractor shall provide data upon request which verifies internal conformance and the conformance of subcontractors to safety requirements. The Contractor shall maintain audit reports to be made available to NASA upon request.

6. The Contractor shall provide training and certification for personnel who are to be involved in hazardous operations and activities. The Contractor shall identify positions requiring training and certification. A current status of certification shall be maintained oriented to missions, configurations, and locations. Protective devices and emergency equipment shall be identified and included in safety training. Hazards shall be brought to

NASl0-98001 (EDC)                                     Attachment J-1, Appendix 2
--------------------------------------------------------------------------------

        the attention of trainees. Proficiency demonstrations of training, to the degree feasible, are required for hazardous operations.

7. The Contractor shall provide the means for reviewing safety status as part of each program review. Risk management data shall be made available and/or presented at program progress reviews and milestone reviews when applicable and/or upon NASA request.

8. The Contractor shall select and levy safety requirements specified in this document, as appropriate, on the subcontractors who provide subsystems which, in either normal or emergency operational modes, may present hazards impacting system or personnel safety.

9. The Contractor shall establish and identify procedures and instructions which shall be used to execute all safety analyses. The Contractor shall perform system safety analyses assuring that:

        A. Safety is designed into the product; known hazardous conditions which cannot be eliminated through equipment design or operational procedures are controlled or reduced to an acceptable level. Residual hazards shall be tracked and identified to NASA.

        B. Provide continuous tracking and status of hazard severity; the aim being to reduce catastrophic and critical hazards to controlled levels within the constraints of risk management.

        C.      Results of previous trade studies and analyses are considered.

        D. Other related analyses, such as Failure Modes and Effects Analyses (FMEA), are considered to preclude duplication of analytical work.

10. The Contractor shall perform safety studies and shall develop safety inputs to support trade studies. Specific, inherently hazardous characteristics of the alternatives being considered shall be identified. The Contractor shall document rationale to support the selected concept and to demonstrate that it includes the optimum safety provisions consistent with program objectives, risk management, performance, cost, and schedules.

11. For proposed waivers and deviations, the Contractor shall establish a means to analyze the safety impact. Submissions of safety variance requests shall be in accordance with KHB 1710.2C, Annex B, "KSC Safety Practices Handbook."

12. The Contractor shall assure safe methods are implemented for handling hardware to assure that it is not damaged during operations.

13. The Contractor shall comply with, and submit a statement verifying the compliance of all the Occupational Safety and Health Administration Standards, Part 1910, Sub-parts D, F and N, in addition to any applicable KSC safety regulations, for safety-critical handling hardware, and personnel walking and work platforms.

14. When changes are proposed for equipment design or procedures, the Contractor shall identify and resolve hazards that may be introduced into the system. All hazards, including residual hazards, shall be identified as part of the engineering change evaluation/risk assessment process.

NASl0-98001 (EDC)                                     Attachment J-1, Appendix 2
--------------------------------------------------------------------------------

15. Provisions shall be made to assure adequate validation tests are performed on critical devices or components to determine the degree of hazard or margin of safety of design. These types of tests will be specified in the development and verification requirements.

16. The Contractor shall review test plans for ground testing and flight testing of critical space flight and ground equipment when directed to assure tests are adequate to identify and assess potential hazards, protect personnel, and avoid damage to test articles and facilities.

17. Observation of designated hazardous tests/operations shall be performed as necessary to ensure adherence to safety principles and compliance with safety requirements and checklists. The Government safety representative retains the authority to stop work/tests at any time. The Contractor safety representative also has the authority to stop work/tests due to unsafe/hazardous conditions. The authority to resume work/tests resides with the safety organization initiating the stop work/test.

18. Detailed test procedures and related documents for hazardous or high cost tests/operations shall be reviewed and approved by the Contractor's designated responsible safety personnel and approved by NASA Safety. In the event the Contractor places personnel in hyperbaric and altitude chambers or other similar type hazardous facilities, applicable safety requirements shall be met. Documents dealing with hazardous operations shall be in place and available a minimum of ten days prior to there use.

19. The Contractor shall maintain a reliability and maintainability process planned and developed in conjunction with other Contractor elements for ground support equipment (GSE) interfacing with flight hardware. These functions shall be an integral part of the design, development, test, and checkout process and shall include the evaluation of hardware reliability and maintainability through analysis, review, and assessment as necessary.

                       SPECIFIC SOFTWARE SAFETY STANDARDS

                                  Introduction

This Software Assurance Standard is based on NASA-STD-220lWC as modified for the effort under this contract. This is a stand-alone document prepared using NASA-STD-2201 WC as a basis.

1.      Scope

         This Standard specifies the software assurance program for the provider of operational software products. It also delineates the assurance activities for the provider.

------------
(3) Operational Software - All flight software and ground software that either:
(1) interfaces with on-orbit elements in real-time, (2) is critical to the mission (such as all control center, test, and certification software, including associated models and simulators); (3) Software Support Environment (SSE) software that interfaces with on-orbit elements in real-time or is critical to the mission; and/or (4) software within ground support equipment (GSE) that interfaces with on-orbit elements in real-time or firmware (embedded software that commands and controls GSE).

NAS10-98001 (EDC)                                     Attachment J-1, Appendix 2
--------------------------------------------------------------------------------

        These requirements apply to all operational software for which the Kennedy Space Center (KSC), NASA, is responsible.

2.      Purpose

        This Standard specifies, at a high level, an overall software assurance program for operational software developed for and by NASA and/or NASA contractors. Assurance includes the disciplines of Quality Assurance, Quality Engineering, Verification and Validation, Nonconformance Reporting and Corrective Action, Safety Assurance, and Security Assurance. The application of these disciplines during a software development life cycle is Software Assurance.

3.      Requirements

        A. General

        A software assurance program shall be planned, documented, and implemented for operational software development activities. The software assurance program shall:

                1. Ensure that assurance requirements are documented and satisfied throughout all phases of the life cycle.
                2. Detect actual or potential conditions that could degrade quality, including deficiencies and system incompatibilities, and provide a process to ensure corrective action is taken and completed including appropriate risk assessments.
                3. Assure timely and effective preventive action by identifying root causes of deficiencies and nonconformances.

        B. Software Assurance Plan

               The Contractor shall prepare, implement, and maintain a Software Assurance Plan that describes how the Contractor will ensure compliance with the requirements set forth herein. The Plan shall describe how the activities specified by this Standard will be implemented over the software life cycle. The Plan shall be reviewed and, if needed, updated at the end of each life cycle phase. The Plan shall address, but is not limited to, the:

               1. Identification and integration of safety, reliability, maintainability, and quality assurance requirements and tasks.
               2. Descriptions of the procedures for each software assurance task including traceability to assurance program requirements.
               3. Assignment of responsibility for ensuring that the requirements are met and the work accomplished.
               4. Description of the role of the software assurance program in activities for continuous improvement such as:
                       a) A strategy that emphasizes prevention, not correction.
                       b) Improved use of tools and techniques.
                       c) Collection and evaluation of metric data.
                       d) Suggestions for improvements in assurance methods.



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NAS10-98001 (EDC)                                     Attachment J-1, Appendix 2
--------------------------------------------------------------------------------

                       e) Scheduling and staffing to support software assurance
                          activities and tasks, including management and status reporting.

        C.     Software Assurance Records

               Records shall be prepared that contain the descriptions and results of all software assurance activities. Results, such as status reports and audit reports, shall include recommended preventive measures and corrective actions. These records shall be available to the Government.

        D.     Software Assurance Status Reporting

               Software assurance status reports shall be prepared on software assurance activities when requested by the applicable work order.

        E.     Software Assurance Management

               The Contractor shall designate a Software Assurance Manager who shall be responsible for directing and managing the software assurance program. The Software Assurance Manager shall have a reporting channel to Contractor management that is independent of the Contractor's project management and software development functions. The Software Assurance Manager shall concur on the establishment and composition of all software baselines and any changes to the baselines.

        F.     Software Assurance Functions

               Software Assurance Functions are concerned with the evaluation of the quality of software products; the adherence to software-related standards, plans, and procedures; incorporation of safety, reliability, maintainability, quality, and usability; satisfaction of system safety requirements that are allocated to the software; the identification and verification of adequate safety controls and inhibits that are to be implemented in software; and that the products satisfy functional and other requirements yielding the right products. These activities shall be performed during each phase of the software life cycle.

               1.     This process shall ensure that:

                        a) Standards, plans, and procedures for management, engineering, and assurance activities are specified, completed, implemented, and adhered to.
                        b) All documentation and report formats and content descriptions are defined.
                        c) Baseline control, configuration identification, configuration control, configuration status accounting, and configuration authentication activities are carried out.
                        d) NASA software and the accompanying Acceptance Data Package(s) (ADP) are delivered in accordance with contractual requirements.


                                       101

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NAS10-98001 (EDC)                                     Attachment J-1, Appendix 2
--------------------------------------------------------------------------------

                        e) All quality requirements are defined in a manner that is measurable or otherwise verifiable.
                        f) Safety, reliability, quality, maintainability, and usability requirements are considered during software design and design change processes.
                        g) The software is tested/measured as necessary to verify compliance with safety, reliability, quality, and maintainability requirements.
                        h)      Safety-related deficiencies in specifications
                                and design are identified and corrected.
                        i)      Software design incorporates positive measures
                                to enhance the safety of the system.

                2.      This process shall include the following activities:

                        a) Monitoring of formal inspections and formal reviews.
                        b)      Monitoring/witnessing of formal and
                                acceptance-level software testing.
                        c)      Evaluations of software to ensure compliance
                                with software assurance requirements.
                        d) Collection and analysis of metric data pertaining to quality requirements.
                        e) Determining the safety criticality for software components.
                        f)      Analyzing consistency, completeness,
                                correctness, and testability of safety
                                requirements.
                        g) Analysis of design and code to ensure that they correctly implement safety-critical requirements.
                        h)      Analysis of changes for safety impact.

        G.      Software Verification And Validation

                1. Software verification and validation (V&V) is concerned with ensuring that software being developed or maintained satisfies functional and other requirements and that each phase of the development process yields the right products.
                2. V&V activities shall be performed during each phase of the software life cycle and shall include the following:

                        a) Analysis of system and software requirements allocation, verifiability, testability, completeness, and consistency (including analysis of test requirements).
                        b) Design and code analysis including design completeness, correctness, and compliance with applicable software requirements and standards.
                        c) Interface analysis (requirements and design levels).
                        d)      Formal Inspections Reviews, as required.
                        e)      Test planning, performance, and reporting.



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NAS10-98001 (EDC)                                     Attachment J-1, Appendix 2
--------------------------------------------------------------------------------

        H.     Training

               Personnel developing and implementing the software assurance process shall be trained and/or experienced in software assurance. Software assurance training shall be obtained and/or originated and maintained as necessary for management, engineering, and assurance personnel. Records shall be maintained and readily available for review of the training, testing, and certification/recertification status of personnel.

        I.     Subcontractor Controls

               The Contractor shall be responsible for the adequacy and quality of all software, associated documentation, and services procured through subcontracted efforts. The Contractor shall flow down the requirements of this Standard to any sub-tier provider of software.

NAS10-98001 (EDC)                                     Attachment J-1, Appendix 3
--------------------------------------------------------------------------------

                                 ATTACHMENT J-1
                                   APPENDIX 3

                              Work Order Procedure
                              --------------------

1.  Work Orders and Work Order Revisions
    ------------------------------------
    a. Implementing documents to define work to be performed within the limitations of the contract will be issued by the NASA Contracting Officer (CO). This implementing document is a Work Order (WO), KSC Form 2-132 (C/G 2/97). WOs are normally filled out by Technical Contacts
        (TCs) and approved by Technical Representatives (TRs).

    b. Each WO sets forth the scope of the work to be performed, including travel, training and technical requirements. The WO establishes a labor hour limit, outside procurement and Other Direct Costs (ODC) limit, total funding limit and required completion date. Funding limits and required completion dates shall not be exceeded without prior approval of the Contract Technical Manager (CTM). Each such approval must be documented by a revision to the WO, using the same form. Work shall not commence unless the WO or revised WO is signed by the CTM and the CO. In emergency cases, verbal authority to proceed may be granted by the CTM. In such cases, written WO authorization will be issued within 48 hours (2 working days).

    c. Work Orders may also contain Standards of Performance (SOP), Maximum Error Rates (MER) and performance metrics to be reported. A Standard of Performance defines mid-excellent range (~95) performance for a particular element or metric. A Maximum Error Rate defines performance in the mid-satisfactory range (~65) for a particular element or metric. Metrics will define how to measure performance against the SOPs and MERs, and will be used by the TRs and CTM as a tool in the evaluation of the Contractor's performance of the WO. Work Orders may also contain Critical Milestones. The Contractor's success in accomplishing Critical Milestones will be tracked by the CTM as a contract-wide metric.

    d. The Contractor, upon receipt of a WO or revised WO, shall acknowledge receipt by returning one signed copy to the CTM, CO, Resource Management Office (RMO), Project Control Office (DE-PCO) and each TR named in the document within two working days after receipt. In the event the Contractor does not agree with the requirements, funding limits, Critical Milestones, or other elements of the WO, the Contractor shall proceed with performance and provide the TR a written assessment and recommendations within two working days of receipt of the WO. The TR will revise the WO, if necessary, or notify the Contractor that no changes were deemed necessary, within two working days of receiving the written assessment. Issues which cannot be resolved between the Contractor and the TR within four working days following TR receipt of the written assessment should be presented to the CTM for resolution. Unresolved matters will be referred to the CO. Any differences must be resolved between the parties and the WO revised to reflect the agreement.

NAS10-98001 (EDC)                                     Attachment J-1, Appendix 2
--------------------------------------------------------------------------------

    e. Unless noted otherwise on the WO, the Contractor shall submit a Work Plan, per DRD-030, describing how the work will be accomplished, including the technical approach, resources required and recommended metrics.

    f. A subsidiary document to WOs is a Technical Directive (TD) (KSC Form 21-156). TDs will be issued by TCs and TRs to the Contractor via the CTM where it is necessary to provide more specific details within the scope of the WO. The use of TDs shall be confined to the substance of the work. All TDs shall be in writing. TDs do not require signature acknowledgment by the Contractor. Questions concerning the propriety of a TD or its contents, effectivity, applicability, etc., shall be referred to the CTM for resolution. Unresolved matters will be referred to the CO.

    g. Upon completion of a WO, the Contractor shall sign the WO, and forward the original WO to the CTM. The Contractor shall forward copies of the signed, closed-out WO to the CO and TR.

    h. During the life of a WO, the Contractor shall maintain a close-out folder of historical records of significant activity involving the WO. Upon completion of the WO, the closeout folder shall serve as a permanent WO record that has potential value to any follow-on effort and shall be maintained in accordance with disposition schedules in NHB 1441.1 (as revised). The close-out folder shall be retained by the Contractor for the duration of the contract (including all exercised options or extensions), at which time it shall be turned over to the Federal Records Center for disposition in accordance with applicable schedules in NHB 1441.1 (as revised).

NAS10-98001 (EDC)                                     Attachment J-1, Appendix 3
--------------------------------------------------------------------------------

                              EDC WORK ORDER FLOW

                                -----------------
                                |  WORK ORDER   |
                                   PREPARATION
                                |  FORM 2-132   |
                                  PER DE-P 325
                                -----------------
                                        |
                                -----------------
                                |  TR/TC SIGNS  |
                                   WORK ORDER     ___________
                                |  / REVISION   |           |
                                -----------------           |
                                        |                   |
                                -----------------           |
                                |  PCO / RMONS  |           |
                                     VERIFY                 |
                                |    FUNDING    |           |
                                -----------------           |
                                        |
                                -----------------           |
                                |  CTM APPROVES |           |
                                |               |           |
                                -----------------           |
                                        |              REVISIONS
                                -----------------           |
                                | CO CONCURS &  |           |
                                    ISSUES TO               |
                                |  CONTRACTOR   |           |
                                -----------------           |
  ----------------                      |                   |
  |COPY OF SIGNED|              -----------------           |
   WORK ORDER TO                |  CONTRACTOR   |           |
  |CO, DE-PCO,   |______________     SIGNS &                |
   CTM, RMO, TRs                |  ACKNOWLEDGE  |           |
  ---------------                    RECEIPT                |
                                -----------------           |
                                        |                   |
                                -----------------           |
  ----------------              |  CONTRACTOR   |           |
  |COPY OF PLAN  |                PROCEEDS WITH             |
   IF APPLICABLE, ______________|   WORK AND    |____________
  |     TO       |                 PREPARES A
   CO, DE-PCO,                  |  WORK PLAN    |
  |  CTM, TRs    |              -----------------
  ---------------                       |
                                -----------------
                                |  CONTRACTOR   |
                                   COMPLETES
                                |     WORK      |
                                -----------------
                                        |
   ------------------           -----------------
   |COPY OF COMPLETED|          |  CONTRACTOR   |
    WORK ORDER TO CO,             ACKNOWLEDGES
   |  DE-PCO, TRs    |__________|   WORK ORDER  |
   ------------------             COMPLETION AND
                                | FORWARDS TO   |
                                      CTM
                                -----------------

NAS10-98001 (EDC)                                     Attachment J-1, Appendix 3
--------------------------------------------------------------------------------

                           ENGINEERING DEVELOPMENT           ORIGINATION DATE:
                                 WORK ORDER                  PAGE 1 OF
--------------------------------------------------------------------------------
 1. TO:                2. WORK ORDER NO.   3. REV.:                4. PCN:

--------------------------------------------------------------------------------
 5. TITLE:             6. PROGRAM:         7 REQ.COMPLETION DATE
                                           8. FY EFFECTIVITY:
--------------------------------------------------------------------------------
                                           9. WORK ORDER PLAN NOT REQUIRED [_]
--------------------------------------------------------------------------------
 10. APPROPRIATION NUMBER:   GG-CI-C:  11. PROJECT CODE  12. WORK ORDER TYPE:
                                                        MISSION SUPPORT  PROJECT
--------------------------------------------------------------------------------
 13. AUTHORIZED EQUIVALENT PRODUCTIVE      14   AUTHORIZED OUTSIDE PROCUREMENT
     LABOR HOURS                                AND OTHER DIRECT COSTS
         (NOT TO BE EXCEEDED)                     (NOT TO BE EXCEEDED)
         FROM:                                   FROM:
         DELTA:                                  DELTA:
         TO:                                     TO:
--------------------------------------------------------------------------------
15. FUND LIMIT:              GG-C1-C:
(NOT TO BE EXCEEDED)        INITIALS:________  DATE:_________
 FROM:
DELTA:
   TO:
--------------------------------------------------------------------------------
16.      DESCRIPTION:

--------------------------------------------------------------------------------
 17. TECHNICAL CONTACT / ORG / PHONE:  DATE  18. NASA TECH REP. / ORG:     DATE
 SIGNATURE___________________(OPTIONAL)        SIGNATURE__________________
--------------------------------------------------------------------------------
 19. CONTRACT TECHNICAL MANAGER / ORG:  DATE  20. CONTRACTING OFFICER / ORG DATE
 SIGNATURE___________________                  SIGNATURE__________________
--------------------------------------------------------------------------------
 21. RECEIPT ACKNOWLEDGED BY CONTRACTOR: DATE  22. COMPLETION ACKNOWLEDGEMENT BY
                                               CONTRACTOR:                  DATE
 SIGNATURE___________________                  SIGNATURE__________________
--------------------------------------------------------------------------------
KSC FORM 2-132 (c/a 2/97)

NAS10-98001 (EDC)                                     Attachment J-1, Appendix 3
--------------------------------------------------------------------------------
                                  INSTRUCTIONS

        1.  Requester -  Name of performing activity

        2.  Contract
            Technical -  Contract Technical Manager (CTM) Control Number
            Manager

        3.  Requester -  Revision Number if required

        4.  Requester -  Approved Project Control Number requested support is applicable to (if required)

        5.  Requester -  Title of work to be performed

        6.  Requester -  Program requested support is applicable to

        7.  Requester -  Required completion date

        8.  Requester -  Fiscal Year Effectivity

        9.  Requester -  Work Plan Not Required
                         (This block is checked if a Work Plan (DRD-030) is not
                           required.)

       10.  Requester -  Appropriation number, if required, and RMO initials verifying funding sources

       11.  Requester -  Project Code

       12.  Requester -  Work Order Type

       13.  Requester - Authorized straight-time hours to perform work

       14.  Requester - Authorized outside procurement dollars maximum

       15.  Requester - Maximum funding level authorized and RMO initials verifying funding

       16. Requester -  Description of the work to be performed, including travel, training and technical requirements, critical milestones, major tasks, standards of performance, maximum error rates, and measurement methods (metrics) as applicable

       17. Requester -  Technical Contact responsible for work to be accomplished. (In cases where more than
                        one discipline is involved the Technical Contact with
                        the preponderance of work effort will be responsible for
                        overall accomplishment)
       18.  NASA
            Technical - Signature and date denoting approval for performing
            Repres.     activity to accomplish work.

       19. Contract
           Technical -  Signature and date denoting approval for performing
           Manager      activity to accomplish work.


       20.  Contracting
            Officer  -  Signature and date denoting concurrence

       21.  Performing
            activity -  Signature and date denoting acknowledgment of receipt

       22.  Performing
            activity -  Signature and date denoting Work Order is completed and ready for closure. Contractor forwards original to CTM. Copies of completed and approved Work Orders go to the Contracting Officer, Technical Representative and PCO.

NAS10-98001 (EDC)                                     Attachment J-1, Appendix 3
--------------------------------------------------------------------------------

1.  DOCUMENT NO(s)                                      2.  Page ____ of ____

    Work Order Number:        KENNEDY SPACE CENTER      3.  OFFICE

                            DOCUMENT CONTINUATION SHEET

--------------------------------------------------------------------------------
4.  DOCUMENT:                                           5.  DATE:


--------------------------------------------------------------------------------
6.


--------------------------------------------------------------------------------
KSC FORM 2-131

NAS10-98001 (EDC)                                     Attachment J-1, Appendix 3
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                               DESIGN ENGINEERING
                              TECHNICAL DIRECTIVE
--------------------------------------------------------------------------------
 TO: (NAME & CONTRACT NO.)                              TECHNICAL DIR. NO.:

--------------------------------------------------------------------------------
 TITLE:                                                WORK ORDER NO.:

--------------------------------------------------------------------------------
                                                       DATE:

--------------------------------------------------------------------------------
 TECHNICAL DIRECTION
























--------------------------------------------------------------------------------
NASA TECHNICAL REPRESENTATIVE (SIGNATURE)                  OFFICE SYMBOL

--------------------------------------------------------------------------------
KSC FORM 21-156 (REV. 6/74)

NAS10-98001 (EDC)                                     Attachment J-1, Appendix 4
--------------------------------------------------------------------------------

                                 ATTACHMENT J-1
                                   APPENDIX 4

                       REFERENCE AND APPLICABLE DOCUMENTS

                              APPLICABLE DOCUMENTS

     Document Number                               Title
     ---------------                               -----

    DE-P 325B                      Procedure for the Preparation and Processing
                                   of Work Orders to the Engineering Support
                                   Contractors

    DE-P 450, Rev. E               Design Reviews

    DE-P 720J                      Document Release Authorization (DRA)

    EWR-127-1                      Eastern and Western Range Safety Policies and
                                   Practices

    GP-435 Vol. I, Rev. B          Engineering Drawing Practices Manual, Vol. I
                                   of II, Ground Support Equipment

    GP-435 Vol. II, Rev. B         Engineering Drawing Practices Manual, Vol. II
                                   of II, Facilities

    ISO 9001 (ANSI/ASQC            Quality Systems-Model for Quality Assurance
    Q9001--1994)                   in Design,  Development, Production,
                                   Installation, and Servicing

    KHB 1200.1 C                   Facilities, Systems, and Equipment Management
                                   Handbook

    KHB 1610.1A                    KSC Security Handbook

    KHB 1610.2A                    Personnel Security Handbook

    KHB 1710.2C                    Kennedy Space Center Safety Practices
                                   Handbook

    KHB 4000.1C w/ch. 3            Supply Support System Manual

    KHB 8800.7A                    Hazardous Waste Management

    KMI 1164.lOA                   Delegations, Redelegations and Designations

    KMI 1270.2A                    KSC Continual Improvement

    KMI 1440.1 F                   KSC Records Management and Vital Records
                                   Programs

    KMI 1610.2E                    Photography and Photographer Identification

    KMI 1800.2B                    KSC Hazard Communication Program

    KMI 8800.8                     KSC Environmental Management

NAS10-98001 (EDC)                                     Attachment J-1, Appendix 4
--------------------------------------------------------------------------------

                        APPLICABLE DOCUMENTS (Continued)

     Document Number                               Title
     ---------------                               -----

    KSC-DE-512-SM, Rev. F          Facility, System, and Equipment General
                                   Design Requirements

    KSC-DF-107, Rev. B             DE Technical Documentation Style Guide

    KSC-SPEC-G-0002, Rev. B        Compiling Construction Cost Estimates,
                                   Specification for

    KSC SPEC-G-0003                Ground Support Equipment Cost Estimating,
                                   Specification for

    NASA-STD-2201-93               Software Assurance Standard

    NPG 1441.1C                    Records Retention Schedules (Use NHB 1441.1C
                                   until available)

    NHB 4100.1C                    NASA Materials Inventory Management Manual

    NHB 4200.1D                    NASA Equipment Management Manual

    NHB 4200.2A                    Equipment Management User's Handbook for
                                   Property Custodians

    NHB 4300.1 w/ch. 2             NASA Personal Property Disposal Manual

    NHB 5300.4 (1D-2)              Safety, Reliability, Maintainability and
                                   Quality Provisions for the Space Shuttle
                                   Program

    NPD 9501.1F                    NASA Contractor Financial Management
                                   Reporting System

    NPG 9501.2C                    Procedures for Contractor Reporting of
                                   Correlated Cost and Performance Data

    NSTS 08126G                    Problem Reporting and Corrective Action
                                   (PRACA) System Requirements

    0MB Circular A-130,            Security of Federal Automated Information
    Appendix III                   Resources

    SSP 30223F                     Problem Reporting and Corrective Action for
                                   the Space Station Program, International
                                   Space Station Alpha Program

    SSP 30695A                     Acceptance Data Package Requirements
                                   Specification, International Space Station
                                   Alpha Program

    SSP 50004                      Ground Support Equipment Design Requirements,
                                   International Space Station

NAS10-98001 (EDC)                                     Attachment J-1, Appendix 4
--------------------------------------------------------------------------------

                               REFERENCE DOCUMENTS

     Document Number                               Title
     ---------------                               -----

    GP 99-3                        Glossary of Business Management Terms at John
                                   F. Kennedy Space Center

    KHB 1040.1F w/ch. 1            KSC Comprehensive Emergency Preparedness Plan

    KHB 5310.1C w/ch. 5            Reliability and Quality Assurance Handbook

    KHB 6000.1C                    Transportation Support System Handbook

    KMI 1810.1G                    KSC Occupational Medicine Program

    NHB 1700.1(V1-B)               NASA Safety Policy and Requirements Document

    NHB 1700.6                     Guide for Inservice Inspection of
                                   Ground-Based Pressure Vessels and Systems

    NHB 2410.9A                    NASA Automated Information Security Handbook

    NMI 1040.3C                    Emergency Preparedness Program

    NMI 1440.6D                    NASA Records Management Program

    NMI 1710.3D                    Safety Program for Pressure Vessels and
                                   Pressurized Systems

    KSC-DL-4455                    DE CAD/CAE Software Library Document

NAS10-98001 (EDC)                                     Attachment J-1, Appendix 5
--------------------------------------------------------------------------------


                                 ATTACHMENT J-1

                                   APPENDIX 5

            INFORMATION TECHNOLOGY (I/T) PLANNING AND REVIEW AT KSC,
            --------------------------------------------------------

                              PRINCIPLES AND GOALS

The KSC "plan and review" policy applies to all direct-funded I/T capital acquisitions whether for and/or by civil servants or contractors, and whether the contractors are support or mission/program.

The criteria for review by the Chief Information Officer (CIO) Office is based on Agency regulation and standardization, KSC standardization, unnecessary replication, and cost. While, for procurement reasons, we also require a general technical justification, this Office questions technical need only when it is clear that there may be a misunderstanding or error in the description of the I/T needed to accomplish the mission of the organization.

The basis of review revolves around a description of the order or acquisition and a set of seven questions which must be answered for each. However, the description and questions can be scoped to an entire project or task and not to each order or acquisition therein. The answers to these questions (the "I/T justification") are generally simple, and in any event, encompass and satisfy both procurement and standards rules and regulations.

                       Required Information for I/T Plans

The following I/T Plan information must be provided in sufficient detail (high level for Level A, detailed for Level B) to justify each resource acquisition:

      Resource Identification - Provide Plan name, Data Processing Installation
      (DPI), System, Project, and Contract name, as applicable.

      Transaction Description - Describe each transaction (i.e., all I/T resource purchases, project or grouped purchases, or other contract I/T expenditures); include product details (name, model, quantities, etc.); and indicate whether any purchases are for Civil Service use or use as Government Furnished Equipment (GFE). Each transaction in a plan should also be assigned a unique transaction number for later referral.

      Cost Estimates - Provide estimated costs of transactions, separated into the categories of Hardware, Software, Support Services, Commercial Services (e.g., timesharing) and I/T Supplies. Also, indicate which costs are competitive, compatibility limited, or sole source.

      Technical Justification - Provide a brief explanation of why this transaction is needed. Also, include additional explanation if purchasing a non-standard product, or for compatibility limited or sole-source purchases.

      Hardware & Software transactions must also answer these seven questions as appropriate:

          1.  Is this part of a defined R&D Program (include Project Title)?

          2.  Why can't you get along with what you have?

NAS10-98001 (EDC)                                     Attachment J-1, Appendix 5
--------------------------------------------------------------------------------

          3.  Why can't we get along with what we have? (pool or redistribute)

          4.  Why can't it be satisfied with a solution that costs less?

          5.  How does it save NASA money? (business case)

          6.  Why can't you use what everybody else is using? (standards)

          7. What is your plan for "waterfalling" replaced equipment or software? (excessing) (Include explanation if no excess results from this transaction.)

            [NOTE: Where practical, please group transactions with common justifications and answers to the seven questions into groups or "Projects." If answer to question one is yes, you may skip questions two through seven]

       Purchase Approach - Indicate whether the transaction is a NASA or Contractor Purchase (include contract or contractor name). Also, indicate if acquisition is competitive, compatibility limited, or sole source.

       Purchase Schedule - Indicate purchase schedule ("year" is sufficient for Level A plans; month or specific date for level B.)

       Certification Statements - Each Plan must also explicitly provide the following certifications signed by the organization CIO and Director in order to comply with existing regulations & policies:

          1. In submitting this I/T Plan, the organizational CIO or Technical Manager has considered necessary measures for safeguarding sensitive, personal, and other official Government information.

          2. All I/T acquisitions in this I/T Plan are required to accomplish the mission of this organization.

          3. All I/T acquired under this plan will be utilized on site at KSC. (If not, attach an explanation).

A unique plan number should be assigned to each plan based on the organization code followed by the date. Further Procurement documents (PRs & SRs) should reference the plan number and appropriate transaction numbers within your plan. No I/T resource purchases can proceed unless clearly included in an approved plan. We recognize that I/T Plans are living documents, and expect some degree of ongoing change and modification. Additional documentation such as sole source justifications or software conversion studies will still need to be provided when appropriate.

Electronic copies of all plans and presentation materials shall be provided to the CTM in standard MS-Office product format (Word, Excel, PowerPoint, etc.) for attachment to the Engineering Development Directorate I/T plan.

NAS10-98001 (EDC)                                                 Attachment J-2
--------------------------------------------------------------------------------
                                 ATTACHMENT J-2

                Installation-Provided Government Property Listing

The following categories of property are utilized in support of contract activities:

       Electrical Test Equipment
               Logic Analyzers
               Multimeters
               Emulators, In Circuit
               Interface Pods
               Function Generators
               Power Supplies
               Oscilloscopes
               Decommutators
               Time Domain Reflectometers
               Data Analysis Systems
               Data Loggers
               Spectrum Analyzers
               Power Control Units
               Meg-ohm Meters
               Amplifiers
               Software Development Systems
               Generators

       Mechanical Test Equipment
               Calibrators, Refrigerator
               Load Testers
               Dynometers
               Hydrostats

       Optical Test Equipment
               Optical Time Domain Reflectometers
               Optical Power Meters
               Microscopes

       Video Equipment
               Digital Cameras
               Video Switchs
               Video Multiplexers
               Camera Stands, Lighted
               Image Processing Systems
               Computer Projection Systems
               Microwave Receivers
               VHF/UHF Receivers
       Audio Equipment
               Microphones
               Sound Pressure Meters
               Speakers

NAS10-98001 (EDC)                                                 Attachment J-2
--------------------------------------------------------------------------------

       Optical Equipment
               Bar code readers
               Lasers
               Infrared Cameras
       Hand Tools
               Calculators
               Wrenches/Pliers/Screwdrivers
               Measurement Tools
               Drills
               Saws
               Sanders
       Electrical Tools
               Programmers, Semiconductor
               Time Code Generators
               Transceivers, Fan-out
               Multiprogrammers
               Multiplexers
               Digital Data Interfaces
               Ethernet Multiplexers
               Internetwork Bridges
               Power Purification Systems
               Retransmission Processors
               GPS Receivers
               Chart Recorders
       Mechanical Tools
               Robots
               Drill Presses
               Grinders
               Welders
               Scales
               Vacuum Gauges
               Lathes
               Bending Machines
               Milling Machines
               Forming Machines
               Power Mitre Boxes
               Inclinometers
               Mobile Floor Cranes
               Impact Wrenches
               Hydraulic Pumps
               Vacuum Pumps
               Paint Spray Equipment

NAS10-98001 (EDC)                                                 Attachment J-2
--------------------------------------------------------------------------------

       Computers and Associated Peripherals
               Mainframe Computers
               Computers
               Display Monitors
               Disk Memory Units
               Scanners
               Printers
               Data Tablet Digitizers
               Cassette/Tape Memory Units
               Computer Terminals
               Feeders, Cut Sheet
               Buffer Storage Units
               Plotters
               Smart Modems
               Multispoolers
               CAD/CAE I/O Subsystems
               Line Printers
               Protocol Analyzers
               Hyperdrives



Specific items are controlled and tracked utilizing the KSC NEMS (NASA Equipment Management System) equipment tracking system.

NAS10-98001 (EDC)                                                 Attachment J-3
--------------------------------------------------------------------------------

                                 ATTACHMENT J-3

                         REGISTER OF WAGE DETERMINATION

                                                                    Page 1 of 10

REGISTER OF WAGE DETERMINATIONS UNDER        U.S. DEPARTMENT OF LABOR
THE SERVICE CONTRACT ACT                     EMPLOYMENT STANDARDS ADMINISTRATION
By direction of the Secretary of Labor       WAGE AND  HOUR DIVISION
                                             WASHINGTON, DC. 20210

/s/ ALAN L. MOSS      Division of              Wage Determination  No.: 94-2118
Director              Wage Determinations           Revision No.: 4
                                               Date of Last revision: 09/27/1996



   State(s):Florida

   Area:    FLORIDA COUNTIES OF BREVARD, INDIAN RIVER.

           **Fringe Benefits Required For All Occupations Included In This Wage Determination Follow The Occupational Listing **

   OCCUPATION CODE AND TITLE                           MINIMUM HOURLY WAGE
ADMINISTRATIVE SUPPORT AND CLERICAL:

   01011    Accounting Clerk I                                    $  7.55
   01012    Accounting Clerk II                                   $  8.68
   01013    Accounting Clerk III                                  $ 10.25
   01014    Accounting Clerk IV                                   $ 12.93
   01030    Court Reporter                                        $ 10.78
   01050    Dispatcher. Motor Vehicle                             $ 10.78
   01060    Document Preparation Clerk                            $  8.40
   01090    Duplicating Machine Operator                          $  8.40
   01110    Film/Tape Librarian                                   $ 11.51
   01115    General Clerk I                                       $  8.58
   01116    General Clerk II                                      $  8.45
   01117    General Clerk III                                     $  9.21
   01118    General Clerk IV                                      $ 10.35
   01120    Housing Referral Assistant                            $ 11.65
   01131    Key Entry Operator I                                  $  8.07
   01132    Key Entry Operator II                                 $  9.55
   01191    Order Clerk I                                         $  7.58
   01192    Order Clerk II                                        $ 10.31
   01220    Order Filler                                          $ 10.25
   01261    Personnel Assistant                                   $  7.77
            (Employment) I
   01262    Personnel Assistant                                   $  8.74
            (Employment) II
   01263    Personnel Assistant                                   $  9.55
            (Employment) III
   01264    Personnel Assistant                                   $ 10.72
            (Employment) IV
   01270    Production Control Clerk                              $ 11.65
   01290    Rental Clerk                                          $  9.80
   01300    Scheduler, Maintenance                                $  9.80
   01311    Secretary I                                           $  9.80
   01312    Secretary II                                          $ 10.78
   01313    Secretary III                                         $ 11.65
   01314    Secretary IV                                          $ 13.24
   01315    Secretary V                                           $ 14.59
   01320    Service Order Dispatcher                              $  9.80
   01341    Stenographer I                                        $  9.80
   01342    Stenographer II                                       $  9.80
   01400    Supply Technician                                     $ 13.24
   01420    Survey Worker(Interviewer)                            $ 10.78

NAS10-98001 (EDC)                                                 Attachment J-3
--------------------------------------------------------------------------------

     WAGE DETERMINATION NO.:94-2118 (Rev. 4)               ISSUE DATE:09/27/1996
                                                               Page 2 of 10

  01460     Switchboard Operator                                 $  7.30
            Receptionist
  01510     Test Examiner                                        $ 10.78
  01520     Test Proctor                                         $ 10.78
  01531     Travel Clerk I                                       $  7.04
  01532     Travel Clerk II                                      $  7.62
  01533     Travel Clerk III                                     $  8.15
  01611     Word Processor I                                     $  8.30
  01612     Word Processor II                                    $  9.32
  01613     Word Processor III                                   $ 10.42

  AUTOMATIC DATA PROCESSING:

  03010     Computer Data Librarian                              $ 10.78
  03041     Computer Operator I                                  $ 12.59
  03042     Computer Operator II                                 $ 13.70
  03043     Computer Operator III                                $ 15.35
  03044     Computer Operator IV                                 $ 16.86
  03045     Computer Operator V                                  $ 18.80
  03071     Computer Programmer I 1/                             $ 12.88
  03072     Computer Programmer II 1/                            $ 15.43
  03073     Computer Programmer III 1/                           $ 18.66
  03074     Computer Programmer IV 1/                            $ 20.63
  03101     Computer Systems Analyst I l/                        $ 19.55
  03102     Computer Systems Analyst II 1/                       $ 22.99
  03103     Computer Systems Analyst III 1/                      $ 26.83
  03160     Peripheral Equipment Operator                        $ 10.78

AUTOMOTIVE SERVICE:

 05005     Automobile Body Repairer,                             $ 15.93
           Fiberglass
 05010     Automotive Glass Installer                            $ 14.49
 05040     Automotive Worker                                     $ 14.49
 05070     Electrician, Automotive                               $ 15.32
 05100     Mobile Equipment Servicer                             $ 13.08
 05130     Motor Equipment Metal Mechanic                        $ 15.93
 05160     Motor Equipment Metal Worker                          $ 14.49
 05190     Motor Vehicle Mechanic                                $ 15.93
 05220     Motor Vehicle Mechanic Helper                         $ 12.31
 05250     Motor Vehicle Upholstery                              $ 13.99
           Worker
 05280     Motor Vehicle Wrecker                                 $ 14.49
 05310     Painter, Automotive                                   $ 15.23
 05340     Radiator Repair Specialist                            $ 14.49
 05370     Tire Repairer                                         $ 13.08
 05400     Transmission Repair Specialist                        $ 15.93

FOOD PREPARATION AND SERVICE:

 07010     Baker                                                 $ 10.73
 07041     Cook I                                                $  9.77
 07042     Cook II                                               $ 10.73
 07070     Dishwasher                                            $  7.56
 07100     Food Service Worker                                   $  7.56
           (Cafeteria Worker)
 07130     Meat Cutter                                           $ 10.73
 07250     Waiter/Waitress                                       $  8.18

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NAS10-98001 (EDC)                                                 Attachment J-3
--------------------------------------------------------------------------------




WAGE DETERMINATION NO.:94-2118 (Rev. 4)                   ISSUE DATE:09/27/1996
                                                                  Page 3 of 10

FURNITURE MAINTENANCE AND REPAIR:

     09010      Electrostatic Spray Painter                      $ 15.23
     09040      Furniture Handler                                $ 11.97
     09070      Furniture Refinisher                             $ 15.23
     09100      Furniture Refinisher Helper                      $ 12.31
     09110      Furniture Repairer, Minor                        $ 13.80
     09130      Upholsterer                                      $ 15.23

GENERAL SERVICES AND SUPPORT:

     11030     Cleaner, Vehicles                                 $  7.56
     11060     Elevator Operator                                 $  7.56
     11090     Gardener                                          $  9.77
     11121     Housekeeping Aide I                               $  7.56
     11122     Housekeeping Aide II                              $  8.18
     11150     Janitor                                           $  7.56
     11180     Laborer                                           $ 10.67
     11210     Laborer, Grounds Maintenance                      $  8.18
     11240     Maid or Houseman                                  $  6.64
     11270     Pest Controller                                   $ 10.30
     11300     Refuse Collector                                  $  7.56
     11330     Tractor Operator                                  $  9.54
     11360     Window Cleaner                                    $  8.18

   HEALTH:

     12010     Ambulance Driver                                  $ 10.56
     12040     Emergency Medical Technician                      $ 10.56
     12071     Licensed Practical Nurse I                        $  7.61
     12072     Licensed Practical Nurse II                       $  8.54
     12073     Licensed Practical Nurse III                      $  9.55
     12100     Medical Assistant                                 $  8.54
     12130     Medical Laboratory Technician                     $  8.54
     12160     Medical Record Clerk                              $  8.54
     12190     Medical Record Technician                         $ 11.83
     12221     Nursing Assistant I                               $  6.20
     12222     Nursing Assistant II                              $  6.97
     12223     Nursing Assistant III                             $  7.61
     12224     Nursing Assistant IV                              $  8.54
     12250     Pharmacy Technician                               $ 10.65
     12280     Phlebotomist                                      $  8.54
     12311     Registered Nurse I                                $ 11.83
     12312     Registered Nurse II                               $ 14.47
     12313     Registered Nurse III                              $ 14.47
               Specialist
     12314     Registered Nurse III                              $ 17.51
     12315     Registered Nurse III                              $ 17.51
               Anesthetist
     12316     Registered Nurse IV                               $ 20.99

INFORMATION AND ARTS:

     13002     Audiovisual Librarian                             $ 16.57
     13011     Exhibits Specialist I                             $ 13.92
     13012     Exhibits Specialist II                            $ 16.57
     13013     Exhibits Specialist III                           $ 18.12
     13041     Illustrator I                                     $ 13.92
     13042     Illustrator II                                    $ 16.57
     13043     Illustrator III                                   $ 18.12
     13047     Librarian                                         $ 14.59

NAS10-98001 (EDC)                                                 Attachment J-3
--------------------------------------------------------------------------------

WAGE DETERMINATION NO.:94-2118 (Rev. 4)                   ISSUE DATE:09/27/1996
                                                                  Page 4 of 10
     13050     Library Technician                                 $ 12.02
     13071     Photographer I                                     $ 11.51
     13072     Photographer II                                    $ 13.92
     13073     Photographer III                                   $ 16.57
     13074     Photographer IV                                    $ 18.12
     13075     Photographer V                                     $ 20.03

LAUNDRY, DRY CLEANING, PRESSING:

     15010     Assembler                                          $  5.47
     15030     Counter Attendant                                  $  5.47
     15040     Dry Cleaner                                        $  6.71
     15070     Finisher, Flatwork, Machine                        $  5.47
     15090     Presser, Hand                                      $  5.47
     15100     Presser, Machine, Dry Cleaning                     $  5.47
     15130     Presser, Machine, Shirts                           $  5.47
     15160     Presser, Machine, Wearing                          $  5.47
               Apparel, Laundry
     15190     Sewing Machine Operator                            $  7.12
     15220     Tailor                                             $  7.54
     15250     Washer, Machine                                    $  5.99

MACHINE TOOL OPERATION AND REPAIR:

     19010     Machine-tool Operator                              $ 15.23
               (Toolroom)
     19040     Tool and Die Maker                                 $ 18.10

MATERIALS HANDLING AND PACKING:

     21010     Fuel Distribution System                           $ 13.99
               Operator
     21020     Material Coordinator                               $ 13.80
     21030     Material Expediter                                 $ 13.80
     21040     Material Handling Laborer                          $  6.68
     21071     Forklift Operator                                  $  9.41
     21080     Production Line Worker                             $ 12.25
               (Food Processing)
     21100     Shipping/Receiving Clerk                           $ 10.66
     21130     Shipping Packer                                    $ 10.21
     21140     Store Worker I                                     $  8.69
     21150     Stock Clerk (Shelf Stocker;                        $ 10.79
               Store Worker II)
     21210     Tools and Parts Attendant                          $ 12.31
     21400     Warehouse Specialist                               $ 12.25

MECHANICS AND MAINTENANCE AND REPAIR:

     23010     Aircraft Mechanic                                  $ 15.93
     23040     Aircraft Mechanic Helper                           $ 12.31
     23060     Aircraft Servicer                                  $ 13.80
     23070     Aircraft Worker                                    $ 14.49
     23100     Appliance Mechanic                                 $ 15.23
     23120     Bicycle Repairer                                   $ 13.08
     23125     Cable Splicer                                      $ 15.93
     23130     Carpenter, Maintenance                             $ 15.23
     23140     Carpet Layer                                       $ 14.68
     23160     Electrician, Maintenance                           $ 15.93
     23181     Electronics Technician,                            $ 14.08
               Maintenance I
     23182     Electronics Technician,                            $ 17.67
               Maintenance II

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NAS10-98001 (EDC)                                                 Attachment J-3
--------------------------------------------------------------------------------

WAGE DETERMINATION NO.:94-2118 (Rev. 4)                    ISSUE DATE:09/27/1996
                                                                  Page 5 of 10
     23183     Electronics Technician,                             $ 19.85
               Maintenance III
     23260     Fabric Worker                                       $ 13.80
     23290     Fire Alarm System Mechanic                          $ 15.93
     23310     Fire Extinguisher Repairer                          $ 13.08
     23340     Fuel Distribution System                            $ 15.93
               Mechanic
     23370     General Maintenance Worker                          $ 14.49
     23400     Heating, Refrigeration and Air                      $ 15.93
               Conditioning Mechanic
     23430     Heavy Equipment Mechanic                            $ 15.93
     23460     Instrument Mechanic                                 $ 15.93
     23500     Locksmith                                           $ 15.23
     23530     Machinery Maintenance Mechanic                      $ 15.93
     23550     Machinist, Maintenance                              $ 17.08
     23580     Maintenance Trades Helper                           $ 12.31
     23640     Millwright                                          $ 15.93
     23700     Office Appliance Repairer                           $ 15.23
     23740     Painter, Aircraft                                   $ 15.23
     23760     Painter, Maintenance                                $ 15.23
     23790     Pipefitter, Maintenance                             $ 15.93
     23800     Plumber, Maintenance                                $ 15.23
     23820     Pneudraulic Systems Mechanic                        $ 15.93
     23850     Rigger                                              $ 15.93
     23870     Scale Mechanic                                      $ 14.49
     23890     Sheet-metal Worker,                                 $ 15.93
               Maintenance

     23910     Small Engine Mechanic                               $ 14.49
     23930     Telecommunications Mechanic I                       $ 15.93
     23940     Telecommunications Mechanic II                      $ 16.66
     23950     Telephone Lineman                                   $ 15.93
     23960     Welder, Combination,                                $ 15.93
               Maintenance
     23965     Well Driller                                        $ 15.93
     23970     Woodcraft Worker                                    $ 15.93
     23980     Woodworker                                          $ 13.08

PERSONAL NEEDS:

     24570     Child Care Attendant                                $  7.07
     24600     Chore Aide                                          $  6.64
     24630     Homemaker                                           $  9.80

PLANT AND SYSTEM OPERATION:

     25010     Boiler Tender                                       $ 15.93
     25040     Sewage Plant Operator                               $ 15.23
     25070     Stationary Engineer                                 $ 15.93
     25190     Ventilation Equipment Tender                        $ 12.11
     25210     Water Treatment Plant Operator                      $ 15.23

PROTECTIVE     SERVICE:

     27004     Alarm Monitor                                       $ 11.79
     27010     Court Security Officer                              $ 11.79
     27040     Detention Officer                                   $ 11.79
     27070     Firefighter                                         $ 11.79
     27101     Guard I                                             $  6.67
     27102     Guard II                                            $ 11.79
     27130     Police Officer                                      $ 13.33

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NAS10-98001 (EDC)                                                 Attachment J-3
--------------------------------------------------------------------------------

WAGE DETERMINATION NO.:94-2118 (Rev. 4)                    ISSUE DATE:09/27/1996
                                                                Page 6 of 10

  TECHNICAL:

     29010     Air Traffic Control 2/                              $ 22.77
               Specialist, Center
     29011     Air Traffic Control 2/                              $ 15.71
               Specialist, Station
     29012     Air Traffic Control 2/                              $ 17.29
               Specialist, Terminal
     29020     Archeological Technician                            $ 14.79
     29030     Cartographic Technician                             $ 14.79
     29035     Computer Based Training                             $ 19.55
               Specialist/Instructor
     29040     Civil Engineering Technician                        $ 14.79
     29061     Drafter I                                           $  8.95
     29062     Drafter II                                          $ 11.51
     29063     Drafter III                                         $ 13.92
     29064     Drafter IV                                          $ 16.57
     29070     Embalmer                                            $ 16.57
     29081     Engineering Technician I                            $  8.95
     29082     Engineering Technician II                           $ 11.51
     29083     Engineering Technician III                          $ 13.92
     29084     Engineering Technician IV                           $ 16.57
     29085     Engineering Technician V                            $ 18.12
     29086     Engineering Technician VI                           $ 20.03
     29090     Environmental Technician                            $ 16.86
     29100     Flight Simulator/Instructor                         $ 22.99
               (Pilot)
     29150     Graphic Artist                                      $ 19.55
     29210     Laboratory Technician                               $ 15.35
     29240     Mathematical Technician                             $ 14.79
     29330     Mortician                                           $ 16.57
     29361     Paralegal/Legal Assistant I                         $ 10.78
     29362     Paralegal/Legal Assistant II                        $ 14.59
     29363     Paralegal/Legal Assistant III                       $ 17.84
     29364     Paralegal/Legal Assistant IV                        $ 21.59
     29390     Photooptics Technician                              $ 14.79
     29480     Technical Writer                                    $ 18.96
     29620     Weather Observer, Senior 3/                         $ 15.35
     29621     Weather Observer, Combined 3/                       $ 13.82
               Upper Air and Surface Programs
     29622     Weather Observer, Upper Air 3/                     $ 13.82

TRANSPORTATION/MOBILE EQUIPMENT OPERATION:

     31030      Bus Driver                                         $ 13.68
     31100      Driver Messenger                                   $ 10.57
     31200      Heavy Equipment Operator                           $ 15.93
     31260      Parking and Lot Attendant                          $  9.60
     31290      Shuttle Bus Driver                                 $ 12.97
     31300      Taxi Driver                                        $ 10.57
     31361      Truckdriver, Light Truck                           $ 12.97
     31362      Truckdriver, Medium Truck                          $ 13.68
     31363      Truckdriver, Heavy Truck                           $ 14.39
     36364      Truckdriver, Tractor-Trailer                       $ 14.39

MISCELLANEOUS:

     99005     Aircraft Quality Control                            $17.16
               Inspector

     99020     Animal Caretaker                                    $ 8.70

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NAS10-98001 (EDC)                                                 Attachment J-3
--------------------------------------------------------------------------------

WAGE DETERMINATION NO.:94-2118 (Rev. 4)                    ISSUE DATE:09/27/1996
                                                                 Page 7 of 10

     99030     Cashier                                             $ 5.77
     99040     Child Care Center Clerk                             $ 8.81
     99050     Desk Clerk                                          $ 7.07
     99260     Instructor                                          $17.25
     99300     Lifeguard                                           $ 6.30
     99350     Park Attendant (Aide)                               $ 7.91
     99400     Photofinishing Worker ( Photo                       $ 7.30
               Lab / Dark Room Technician)
     99500     Recreation Specialist                               $13.64
     99510     Recycling Worker                                    $ 9.19
     99610     Sales Clerk                                         $ 6.30
     99630     Sports Official                                     $ 6.30
     99658     Survey Party Chief                                  $ 9.77
     99659     Surveying Technician                                $ 7.91
     99660     Surveying Aide                                      $ 5.77
     99690     Swimming Pool Operator                              $10.73
     99720     Vending Machine Attendant                           $ 9.19
     99730     Vending Machine Repairer                            $10.73
     99740     Vending Machine Repairer                            $ 9.19
               Helper

 -------------------------------------------------------------------------

            ** Fringe Benefits Required For All Occupations Included
                          In This Wage Determination**


HEALTH & WELFARE: Life, accident, and health insurance plans, sick leave, pension plans, civic and personal leave, and savings and thrift plans. Minimum employer contributions costing an average of $2.56 per hour computed on the basis of all hours worked by service employees employed on the contract. May include such benefits as severance pay.

VACATION: 2 weeks paid vacation after 1 year of service with a contractor or successor; 3 weeks after 5 years; 4 weeks after 15 years; and 5 weeks after 20 years. Length of service includes the whole span of continuous service with the present contractor or successor, wherever employed, and with predecessor contractors in the performance of similar work at the same Federal facility. (Reg. 4.173)

HOLIDAYS: Minimum of ten paid holidays per year: New Year's Day, Martin Luther King Jr.'s Birthday, Washington's Birthday, Memorial Day, Independence Day, Labor Day, Columbus Day, Veterans' Day, Thanksgiving Day, and Christmas Day. (A contractor may substitute for any of the named holidays another day off with pay in accordance with a plan communicated to the employees involved.) (See 29 CFR 4.174) 1/

Does not apply to employees employed in a bona fide executive, administrative, or professional capacity as defined and delineated in 29 CFR 541. (See 29 CFR 4.156) 2/

APPLICABLE TO AIR TRAFFIC CONTROLLERS ONLY - NIGHT DIFFERENTIAL: An employee is entitled to pay for all work performed between the hours of 6:00 P.M. and 6:00 A.M. at the rate of basic pay plus a night pay differential amounting to 10 percent of the rate of basic pay.

NAS10-98001 (EDC)                                                 Attachment J-3
--------------------------------------------------------------------------------

WAGE DETERMINATION NO.:94-2118 (Rev. 4)                   ISSUE DATE:09/27/1996
3/                                                              Page 8 of 10


APPLICABLE TO WEATHER OBSERVERS ONLY - NIGHT PAY & SUNDAY PAY: If you work at night as a part of a regular tour of duty, you will earn a NIGHT DIFFERENTIAL and receive an additional 10% of basic pay for any hours worked between 6pm and 6am. If you are a fulltime employee (40 hours a week) and Sunday is part of your regularly scheduled workweek, you are paid at your rate of basic pay plus a Sunday premium of 25% of your basic rate for each hour of Sunday work which is not overtime (i.e. occasional work on Sunday outside the normal tour of duty is considered overtime work).

                             ** UNIFORM ALLOWANCE **

If employees are required to wear uniforms in the performance of this contract (either by the terms of the Government contract, by the employer, by the state or local law, etc.), the cost of furnishing such uniforms and maintaining (by laundering or dry cleaning) such uniforms is an expense that may not be borne by an employee where such cost reduces the hourly rate below that required by the wage determination. The Department of Labor will accept payment in accordance with the following standards as compliance:

The contractor or subcontractor is required to furnish all employees with an adequate number of uniforms without cost or to reimburse employees for the actual cost of the uniforms. In addition, where uniform cleaning and maintenance is made the responsibility of the employee, all contractors and subcontractors subject to this wage determination shall (in the absence of a bona fide collective bargaining agreement providing for a different amount, or the furnishing of contrary affirmative proof as to the actual cost), reimburse all employees for such cleaning and maintenance at a rate of $4.2 5 per week (or $.85 cents per day). However, in those instances where the uniforms furnished are made of "wash and wear" materials, may be routinely washed and dried with other personal garments, and do not require any special treatment such as dry cleaning, daily washing, or commercial laundering in order to meet the cleanliness or appearance standards set by the terms of the Government contract, by the contractor, by law, or by the nature of the work, there is no requirement that employees be reimbursed for uniform maintenance costs.

         **  NOTES APPLYING TO THIS WAGE DETERMINATION **

Source of Occupational Titles and Descriptions:

The duties of employees under job titles listed are those described in the "Service Contract Act Directory of Occupations," Fourth Edition, January 1993, as amended by the Second Supplement, dated August 1995, unless otherwise indicated. This publication may be obtained from the Superintendent of Documents, at 202-783-3238, or by writing to the Superintendent of Documents, U.S. Government Printing Office, Washington, D.C. 20402. Copies of specific job descriptions may also be obtained from the appropriate contracting officer.

NAS10-98001 (EDC)                                                 Attachment J-3
--------------------------------------------------------------------------------

WAGE DETERM[NATION NO.:94-21 18 (Rev. 4)                  ISSUE DATE:09/27/1996
                                                              Page 9 of 10


REQUEST FOR AUTHORIZATION OF ADDITIONAL CLASSIFICATION AND WAGE RATE (Standard Form 1444 (SF 1444))

Conformance Process:

The contracting officer shall require that any class of service employee which is not listed herein and which is to be employed under the contract (i.e., the work to be performed is not performed by any classification listed in the wage determination), be classified by the contractor so as to provide a reasonable relationship (i.e., appropriate level of skill comparison) between such unlisted classifications and the classifications listed in the wage determination. Such conformed classes of employees shall be paid the monetary wages and furnished the fringe benefits as are determined. Such conforming process shall be initiated by the contractor prior to the performance of contract work by such unlisted class(es) of employees. The conformed classification, wage rate, and/or fringe benefits shall be retroactive to the commencement date of the contract. {See Section 4.6 (C)(vi)} When multiple wage determinations are included in a contract, a separate SF 1444 should be prepared for each wage determination to which a class(es) is to be conformed.

The process for preparing a conformance request is as follows:

1) When preparing the bid, the contractor identifies the need for a conformed occupation(s) and computes a proposed rate(s).

2) After contract award, the contractor prepares a written report listing in order proposed classification title(s), a Federal grade equivalency (FGE) for each proposed classification(s), job description(s), and rationale for proposed wage rate(s), including information regarding the agreement or disagreement of the authorized representative of the employees involved, or where there is no authorized representative, the employees themselves. This report should be submitted to the contracting officer no later than 30 days after such unlisted class(es) of employees performs any contract work.

3) The contracting officer reviews the proposed action and promptly submits a report of the action, together with the agency's recommendations and pertinent information including the position of the contractor and the employees, to the Wage and Hour Division, Employment Standards Administration, U.S. Department of Labor, for review. (See section 4.6(b)(2) of Regulations 29 CFR Part 4).

4) Within 30 days of receipt, the Wage and Hour Division approves, modifies, or disapproves the action via transmittal to the agency contracting officer, or notifies the contracting officer that additional time will be required to process the request.

5) The contracting officer transmits the Wage and Hour decision to the contractor.

6) The contractor informs the affected employees.

Information required by the Regulations must be submitted on SF 1444 or bond paper.

When preparing a conformance request, the "Service Contract Act Directory of Occupations" (the Directory) should be used to compare job definitions to insure that duties requested are not performed

NAS10-98001 (EDC)                                                 Attachment J-3
--------------------------------------------------------------------------------

WAGE DETERMINATION NO.:94-21 18 (Rev, 4)                   ISSUE DATE:09/27/1996
                                                               Page 10 of 10


by a classification already listed in the wage determination. Remember, it is not the job title, but the required tasks that determine whether a class is included in an established wage determination. Conformances may not be used to artificially split, combine, or subdivide classifications listed in the wage determination.

NAS10-98001 (EDC)                                                 Attachment J-4
--------------------------------------------------------------------------------
                                 ATTACHMENT J-4

                          EDC AWARD FEE EVALUATION PLAN

1.   Introduction
     ------------

     A.   Purpose

          The purpose of the Award Fee Plan is to encourage and reward the Contractor for safe, high quality, cost-conscious performance in fulfilling the requirements set forth in this contract; to provide flexibility for changes in management and performance emphasis; and to promote effective communications.

          The use of award fee permits the Government to focus on overall technical and cost performance and to emphasize those aspects of critical milestone achievements essential to reach mission objectives.

     B.   Award Fee Determinations

          Award fee determinations, up to the maximum potential amounts specified in the contract schedule, will be made by the Fee Determination Official (FDO). Award fee determinations will be based on both objective metrics and subjective judgments by the Government of the Contractor's performance using procedures and evaluation criteria as specified in this Award Fee Plan.

2. Evaluation Procedure
   --------------------

     For the purpose of award fee determinations on this contract, the procedure indicated below will be followed.

     A.   General

          (I) Award fee will be determined annually by the Fee Determination Official who is Chairperson of the Contract Award Fee Board
              (CAFB). The CAFB is comprised of the FDO, the Engineering Development Director, other line management directors, the Director of Safety and Mission Assurance, the Procurement Officer or Deputy, and the KSC Chief Financial Officer or designee.

          (2) The award fee will be determined based upon a review by the CAFB of the consolidated recommendation prepared by the Contract Technical Manager (CTM), the Contracting Officer (CO), and the Contractor's additional data, if any.

          (3) The CTM will be the focal point for the accumulation and development of award fee evaluation reports, reviews, and presentations as well as discussions with Contractor management on award fee matters.

          (4) The determination of award fee shall be unilateral and shall not be subject to the Disputes clause of the contract.

NAS10-98001 (EDC)                                                 Attachment J-4
--------------------------------------------------------------------------------
     B. Reviews

          The Contractor's performance will be reviewed in the manner described below.

          (1) Concurrent - Contractor performance levels which require remedial attention or which may be expected to adversely affect award fee ratings will be made known to the Contractor by the CTM (either orally or in writing) on a current basis.

          (2) Quarterly - A quarterly review of the Contractor's performance will be held by the CTM with cognizant evaluators. The substance of this quarterly review will be summarized in writing and a copy transmitted to the Contractor.

          (3) Annually - Within thirty (30) calendar days following each performance period, the CTM will prepare a report on the evaluation of the Contractor's performance. The Contractor will be furnished a copy of the report without an adjective rating or numerical score assigned for the period. Within ten (10) calendar days from receipt of the evaluation report, the Contractor may, if so desired, submit in writing to the CTM additional data bearing on the performance evaluation. The Contractor's comments, if any, will be included in the final report to the CAFB. The Contractor may also request an opportunity to give a presentation to the CAFB concerning his performance.

 3.  Fee Determination
     -----------------

     A. The CAFB will convene to review the award fee evaluation report, Contractor's comments, and such other information as may be appropriate. After consideration of this data, the CAFB will assist the FDO in determining an appropriate amount of award fee.

     B. The FDO will notify the Contracting Officer in writing of the amount of award fee, if any, determined to have been earned during the evaluation period. The Contracting Officer will notify the Contractor of such determination. This determination is not subject to appeal under the Disputes clause or any other provision of the contract.

     C. Following notification of the award fee determination, the Contacting Officer will issue a modification to the contract.

4. Evaluation Criteria

    A. Evaluation criteria encompass the safety, quality, timeliness, efficiency, and cost effectiveness of the Contractor's performance of contract requirements. Appropriate areas of emphasis will be established for each evaluation period emphasizing effective accomplishment of contract activities and mission success. The specific areas of directed emphasis will be identified and communicated to the Contractor at least fifteen (15) days prior to the start of the evaluation period by the Contracting Officer.

     B. The Contracting Officer may notify the Contractor at a later date of alterations in areas of emphasis (including additions or deletions). Such alterations will be prospective and will allow the Contractor time to react or implement the alterations.

 5.  Numerical Ranges/Adjective Definitions and Award Fee Scale

     Exhibits to this Plan set forth the adjective ratings, definitions, and associated numerical ranges to be used to define the various levels of performance under the contract. The Award Fee Scale sets forth in tabular form the award fee earned at various performance ratings.

                                   SCHEDULE 1
                                   ----------

                     NUMERICAL RANGES /ADJECTIVE DEFINITIONS
                     ---------------------------------------

        NUMERI
         CAL            ADJECTIVE
        RANGE            RATING             ADJECTIVE DEFINITIONS
        -----          ---------            ---------------------
      91 - 100         EXCELLENT        The Contractor's overall performance
                                        of contract requirements is of
                                        exceptional merit marked by timely,
                                        efficient, and economical performance.
                                        Exemplary performance in all areas of
                                        directed emphasis. Very minor
                                        deficiencies with no adverse effect on
                                        overall performance.
       81 - 90        VERY GOOD         The Contractor is exhibiting very
                                        effective performance and is fully
                                        responsive to contract requirements.
                                        Majority of performance requirements
                                        are timely, efficient, and economically
                                        conducted. Only minor deficiencies
                                        are noted.
      71 - 80            GOOD           The Contractor is performing
                                        effectively and is fully responsive to
                                        contract requirements. There are
                                        reportable deficiencies which have
                                        minor identifiable effect on overall
                                        contract performance.
      61 - 70        SATISFACTORY       The Contractor meets or slightly
                                        exceeds the minimum acceptable
                                        contract requirements with adequate
                                        results. There are reportable
                                        deficiencies with identifiable, but not
                                        substantial, effects on overall contract
                                        performance.
      60 AND        UNSATISFACTORY      The Contractor does not meet
      BELOW                             minimum acceptable standards,
                                        requires remedial action, or
                                        has deficiencies in one or
                                        more areas that adversely
                                        affect overall contract
                                        performance.

                                   SCHEDULE 2
                                 AWARD FEE SCALE
                                 --------- -----
                                     NUMERICAL                % AVAILABLE
         ADJECTIVES                   SCORE                   AWARD FEE
         ----------                   -----                   ---------
                                        100                      100
                                         99                       99
                                         98                       98
                                         97                       97
                                         96                       96
         EXCELLENT                       95                       95
                                         94                       94
                                         93                       93
                                         92                       92
                                         91                       91
-----------------------------------------------------------------------------
                                         90                       90
                                         89                       89
                                         88                       88
                                         87                       87
                                         86                       86
         VERY GOOD                       85                       85
                                         84                       84
                                         83                       83
                                         82                       82
                                         81                       81
-------------------------------------------------------------------------------
                                         80                        80
                                         79                        79
                                         78                        78
                                         77                        77
                                         76                        76
        GOOD                             75                        75
                                         74                        74
                                         73                        73
                                         72                        72
                                         71                        71
--------------------------------------------------------------------------------
                                         70                        70
                                         69                        69
                                         68                        68
                                         67                        67
                                         66                        66
       SATISFACTORY                      65                        65
                                         64                        64
                                         63                        63
                                         62                        62
                                         61                        61
--------------------------------------------------------------------------------
                                         60                         0
                                         59                         0
       UNSATISFACTORY                     *                         *
                                          *                         *
                                          0                         0

NAS10-98001 (EDC)                                                 Attachment J-5
--------------------------------------------------------------------------------

                                 ATTACHMENT J-5

                      GLOSSARY, ACRONYMS, AND ABBREVIATIONS
                      -------------------------------------

         AC               Alternating Current
         ACN              Activity Classification Number
         ADP              Acceptance Data Package
         AGE              Aerospace Ground Equipment
         ANSI             American National Standards Institute
         ASQC             American Society for Quality Control
         ATM              Asynchronous Transfer Mode
         ATP              Acceptance Test Procedure

         BOC              Base Operations Contractor

         CAD              Computer-Aided Design
         CAE              Computer-Aided Engineering
         CAFB             Contract Award Fee Board
         CBT              Computer-Based Training
         CCAS             Cape Canaveral Air Station
         CCD              Charge-Coupled Device
         CCS              Complex Control System
         CDP              Contract Data Package
         CFO              Chief Financial Officer
         CFR              Code of Federal Regulations
         CI               Continual Improvement
         CIAO             Central Industry Assistance Office
         CIF              Central Instrumentation Facility
         CLIX             Clipper Unix Operating System
         CIO              Chief Information Officer
         CMU              Checkout and Monitor Unit
         CO               Contracting Officer
         COTR             Contracting Officer's Technical Representative
         COTS             Commercial-Off-the-Shelf
         CPAF             Cost-Plus-Award-Fee
         CPIC             Configurable Protocol Interface Card
         CPM              Critical Path Method
         CPU              Central Processing Unit
         CRCA             Component Refurbishment and Chemical Analysis
         CSD              Contract Start Date
         CTM              Contract Technical Manager
         CY               Contract Year

NAS10-98001 (EDC)                                                 Attachment J-5
--------------------------------------------------------------------------------

         DC                Direct Current
         DCAA              Defense Contract Audit Agency
         DCR               Document Change Recommendation
         DE                Engineering Development Directorate
         DFRC              Dryden Flight Research Center
         DMES              Dimethylethoxysilane
         DPI               Data Processing Installation
         DoD               Department of Defense
         DoL               Department of Labor
         DRA               Document Release Authorization
         DRD               Data Requirements Description
         DRFP              Draft Request for Proposal
         DRL               Data Requirements List

         ECSL              Electrical Control Systems Laboratory
         EDC               Engineering Development Contract
         EDL               Engineering Development Laboratory
         EEE               Electronic, Electrical, Electromechanical
         EEO               Equal Employment Opportunity
         EPA               Environmental Protection Agency
         ER                Eastern Range
         EST               Eastern Standard Time
         ET                External Tank
         EVS               Equipment Visibility System

         F&GS              Fluids and Gases Subsystem
         FAR               Federal Acquisition Regulation
         FDO               Fee Determination Official
         FED-STD           Federal Telecommunication Standards
         FICA              Federal Insurance Contributions Act
         FIP               Federal Information Processing
         FMEA              Failure Modes and Effects Analysis
         FOTV              Fiber-Optic Television System
         FRIV              Fast Response Instrumentation Van
         ft                Foot/Feet
         FTE               Full-Time Equivalent
         FTIR              Fourier Transform Infrared Spectrophotometer
         FUI               Federal Unemployment Insurance
         FY                Fiscal Year

         G&A               General and Administrative
         GAO               General Accounting Office
         GFE               Government Furnished Equipment
         GFP               Government Furnished Property
         GH2               Gaseous Hydrogen (also GH2)

NAS10-98001 (EDC)                                                 Attachment J-5
--------------------------------------------------------------------------------

         GIDEP            Government Industry Data Exchange Program
         GN2              Gaseous Nitrogen (also GN2)
         GOP              Government Organization Provisions
         GOX              Gaseous Oxygen
         GP               General Publication
         gpm              Gallons Per Minute
         GPS              Global Positioning System
         GSBCA            General Services Administration Board of Contract
                          Appeals
         GSE              Ground Support Equipment
         GTR              Government Transportation Request

         H20              Water
         HCl              Hydrogen Chloride
         HDP              Holddown Post
         HEPA             High Efficiency Particle Air (Filter)
         HGDS             Hazardous Gas Detection System
         hp               horsepower
         HUMS             Hydrogen Umbilical Mass Spectrometer
         HVAC             Heating, Ventilation and Air Conditioning
         Hz               Hertz (cycles per second)

         ID               Implementing Directive
         IEEE             Institute of Electronic and Electrical Engineers
         IR               Infrared
         IRM              Information Resources Management
                          Information Resources Manager
         IRS              Internal Revenue Service
         ISO              International Organization for Standardization
         I/T              Information Technology (also IT)
         IVAN             Instrumentation Van

         JSC              Johnson Space Center

         KHB              Kennedy Space Center Handbook
         KMI              Kennedy Space Center Management Instruction
         KSC              Kennedy Space Center
         KSCAP            Kennedy Space Center Area Permits
         KSCM             Kennedy Space Center Manual

         LC-39            Launch Complex 39
         LCC              Launch Control Center
         LETF             Launch Equipment Test Facility
         LH2              Liquid Hydrogen (also LH2)
         LN2              Liquid Nitrogen (also LN2)
         L02              Liquid Oxygen (also L02)

NAS10-98001 (EDC)                                                 Attachment J-5
--------------------------------------------------------------------------------


         LOS              Length of Stain (HCL dosimeter)
                          Lift-Off Simulator
         LPS              Launch Processing System
         LSGMS            Launch Site Ground Support Equipment Management System

         M&A              Management and Administration
         MDS&DS           McDonnell Douglas Aerospace Space and Defense Systems
         MER              Maximum Error Rate
         MHz              Megahertz (megacycles per second)
         MIHF             Multi-spectral Imaging of Hydrogen Flames
         MIL-STD          Military Standard
         MKTM             Mobile Kineto Tracking Mount
         MLP              Mobile Launcher Platform
         MPLM             Mini Payload Logistics Module
         MR               Procurement Request
         MS               Microsoft Corporation
         MSBLS            Microwave Scanning Beam Landing System
         MSC              Material Service Centers
         MS-DOS           Microsoft Corporation Disk Operating System
         MSFC             Marshall Space Flight Center

         N204             Nitrogen Tetroxide
         NO2              Nitrogen Dioxide
         NASA             National Aeronautics and Space Administration
         NEMS             NASA Equipment Management System
         NEPA             National Environmental Policy Act
         NFS              NASA Federal Acquisition Regulation Supplement
         NHB              NASA Handbook
         NIST             National Institute of Standards and Technology
         NMI              NASA Management Instruction
         NOTU             Naval Ordnance Test Unit
         NSTS             National Space Transportation System
         NTE              Not To Exceed

         NVR              Nonvolatile Residue
         O&C              Operations and Checkout Building
         OAA              Orbiter Access Arm
         OCR              Optical Character Recognition
         ODC              Other Direct Costs
         ODMS             Oxygen Deficiency Monitoring System
         OIS              Operational Intercommunication System
         OIS--A           Operational Intercommunication System--Analog
         OIS--D           Operational Intercommunication System--Digital
         OMD              Operations and Maintenance Documentation
         OMI              Operations and Maintenance Instruction
         OMRD             Operations and Maintenance Requirements Document

NAS10-98001 (EDC)                                                 Attachment J-5
--------------------------------------------------------------------------------

         OPF              Orbiter Processing Facility
         OPR              Office of Primary Responsibility
         OS               Operating System
         OSHA             Occupational Safety and Health Administration
         OTV              Operational Television

         PA&FB            Payroll Additives and Fringe Benefits
         PAFB             Patrick Air Force Base
         PAMS             Portable Aft Mass Spectrometer
         PAWS             Paging and Area Warning System
         PC               Personal Computer
         PCN              Project Control Number
         PCO              Project Control Office
         PERT             Program Evaluation Review Technique
         PGHM             Payload Ground Handling Mechanism
         PIC              Pyrotechnic Initiator Controller
         PLC              Programmable Logic Controller
         PLTS             Precision Laser Tracking System
         PME              Pulse Modulation Encoder
         PMI              Periodic Maintenance Instruction
         PMS              Permanent Measurement System
         POCS             Photo--Optical Control System
         ppb              parts per billion
         PPCU             Partial Payloads Checkout Unit
         ppm              parts per million
         PR               Purchase Request
         PRACA            Problem Reporting and Corrective Action
         psig             Pounds Per Square Inch Gauge
         PWS              Performance Work Statement

         QA               Quality Assurance

         R&D              Research and Development
         RCC              Reinforced Carbon--Carbon
         RCCOST           Reinforced Carbon--Carbon Optical Scanning Tool
         RF               Radio Frequency
         RFIC             Request For Issuance Clearance
         RFP              Request for Proposal
         RID              Rack Insertion Device
         RMAS             Remote Monitor Alarm System
         RMO              Resources Management Office
         RMS              Random Motion Simulator
         ROS              Research Operations Support

         S&MA             Safety and Mission Assurance
         SAA              System Assurance Analysis

NAS10-98001 (EDC)                                                 Attachment J-5
--------------------------------------------------------------------------------

         SBA              Small Business Administration
         SDB              Small Disadvantaged Business
         SEB              Source Evaluation Board
         SF               Standard Form
         SIC              Standard Industrial Classification
         slpm             standard liters per minute
         SONET            Synchronous Optical Network
         SOP              Standard of Performance
         SPP              Standard Practice Procedure
         Sq               Square
         SR&QA            Safety, Reliability and Quality Assurance
         SRB              Solid Rocket Booster
         SRM&QA           Safety, Reliability, Maintainability and Quality
                          Assurance
         SRMU             Solid Rocket Motor Upgrade
         SSA              Source Selection Authority
         SSC              Stennis Space Center
         SSE              Software Support Environment
         SSPF             Space Station Processing Facility
         SSR              Safety Statistics Report
         STS              Space Transportation System
         SUI              State Unemployment Insurance
         SURDA            Surface Defect Analysis

         TACAN            Tactical Air Navigation
         TAL              Transatlantic Abort Landing
                          Transoceanic Abort Landing
         TBD              To Be Determined
         TC               Technical Contact
         TCMS             Test, Control, and Monitor System
         TCMS--E          Test, Control, and Monitor System--Ethernet
         TCS              Tracker Control System
         TD               Technical Directive
         TFCS             Treasury Financial Communications System
         TIM              Technical Interchange Meeting
         TIN              Taxpayer Identification Number
         TLV              Threshold Limit Value
         TPO              DE Technology Programs and Commercialization Office
         TR               Technical Representative
         TSM              Tail Service Mast
         TV               Television
         TVD              Toxic Vapor Detector

         UCC              Universal Checkout Console
         UCS              Unified Control System
         UPN              Unique Project Number

NAS10-98001 (EDC)                                                 Attachment J-5
--------------------------------------------------------------------------------

         US               United States
         USAF             United States Air Force
         USCA             Universal Signal Conditioning Amplifier
         uv               ultraviolet
         V                Volts
         V&V              Verification and Validation
         VAC              Volts, Alternating Current
         VAFB             Vandenberg Air Force Base
         Vdc              Volts, Direct Current
         VME              Versa Module Europe
         VPF              Vertical Processing Facility
         VXI              VME Extension Interface

         WO               Work Order
         WSTF             White Sands Test Facility

NAS10-98001 (EDC)                                                 Attachment J-6
--------------------------------------------------------------------------------

                                 ATTACHMENT J-6

                                   DD FORM 254

                (CONTRACT SECURITY CLASSIFICATION SPECIFICATION)

DEPARTMENT OF DEFENSE
CONTRACT SECURITY CLASSIFICATION SPECIFICATION

(The requirements of the National Industrial Security Program Operating Manual apply to all security aspects of this effort)
--------------------------------------------------------------------------------
1. CLEARANCE AND SAFEGUARDING
--------------------------------------------------------------------------------
        a. FACILITY CLEARANCE REQUIRED
           Secret
--------------------------------------------------------------------------------
        b. LEVEL OF SAFEGUARDING REQUIRED
           None
--------------------------------------------------------------------------------
2. THIS SPECIFICATION IS FOR: (x and complete as applicable)
--------------------------------------------------------------------------------
|X|     a. PRIME CONTRACT NUMBER
           NAS10-98001
--------------------------------------------------------------------------------
| |     b. SUBCONTRACT NUMBER
--------------------------------------------------------------------------------
| |     c. SOLICIATION OR OTHER NUMBER                     DUE DATE (YY/MM/DD)
--------------------------------------------------------------------------------
3. THIS SPECIFICATION IS: (X and complete as applicable)
--------------------------------------------------------------------------------
|X|     a. ORIGINAL (Compare date in all cases)                    Date (YYMMDD)
--------------------------------------------------------------------------------
| |     b. REVISED (Supersedes all previous pages)   Revision No.  Date (YYMMDD)
--------------------------------------------------------------------------------
| |     c . FINAL (Complete item 5  in all  Cases                  Date (YYMMDD)
--------------------------------------------------------------------------------
4. IS THIS A FOLLOW-ON CONTRACT?   |_|YES |X| NO
Classified material received or generated under_____ (Preceding Contract Number) is transferred to this follow-on contract
--------------------------------------------------------------------------------
5. Is THIS A FINAL DD FORM 254?    |_YES |X| NO, If yes, complete the following
In response to the contractors request dated____, retention of the identified classified material is authorized for a period of:
--------------------------------------------------------------------------------
6. CONTRACTOR (Include Commercial and Government Entry Code)
--------------------------------------------------------------------------------
a. NAME, ADDRESS, AND ZIP
    Dynacs Engineering Company, Inc.
    28870 U.S. Highway 19, W.
    Clearwater, FL 34621-2596
--------------------------------------------------------------------------------
b. CAGE CODE
    OAVB3
--------------------------------------------------------------------------------
c. COGNIZANT SECURITY OFFICE (Name, Address, Zip)
    SoutheastRegion, DIS
    2300 Lake Park Drive
    Suite 250
    Smyrna, GA 30080-7606
--------------------------------------------------------------------------------
7. SUBCONTRACTOR
--------------------------------------------------------------------------------
a. NAME, ADDRESS. AND ZIP
b. CAGE CODE
c. COGNIZANT SECURITY OFFICE
--------------------------------------------------------------------------------
8. ACTUAL PERFORMANCE
--------------------------------------------------------------------------------
a. LOCATION
b. CAGE CODE
c. COGNIZANT SECURITY OFFICE (Name, Address, and Zip code)
--------------------------------------------------------------------------------
GENERAL IDENTIFICATION OF THIS PROCUREMENT
--------------------------------------------------------------------------------
10.THIS CONTRACT WILL REQUIRE ACCESS TO
a. COMMUNICATIONS SECURITY (COMSEC) INFORMATION     YES |_|      NO |X|
b. RESTRICTED DATA                                  YES |_|      NO |X|
c. CRITICAL NUCLEAR WEAPON DESIGN INFORMATION       YES |_|      NO |X|
d.  FORMERLY RESTRICTED DATA                        YES |_|      NO |X|
e. INTELLIGENCE INFORMATION
 (1)  Sensitive Compartmented Information (SCI)     YES |_|      NO |X|
 (2)  Non-SCI                                       YES |_|      NO |X|
f. SPECIAL ACCESS INFORMATION                       YES |_|      NO |X|
g. NATO INFORMATION                                 YES |_|      NO |X|
h. FOREIGN GOVERNMENT INFORMATION                   YES |_|      NO |X|
i. LIMITED DISSEMINATION INFORMATION                YES |_|      NO |X|
j. FOR OFFICIAL USE ONLY INFORMATION                YES |_|      NO |X|
k. OTHER (Specify)                                  YES |X|      NO |_|
--------------------------------------------------------------------------------
11. IN PERFORMING THIS CONTRACT THE CONTRACTOR WILL:
--------------------------------------------------------------------------------
a. HAVE ACCESS TO CLASSIFIED INFORMATION ONLY AT
   ANOTHER CONTRACTORS FACILITY ON GOVERNMENT ACTIVITY     YES |X|      NO |_|
b. RECEIVE CLASSIFIED DOCUMENTS ONLY                       YES |_|      NO |X|
c. RECEIVE AND GENERATE CLASSIFIED MATERIAL                YES |_|      NO |X|
d. FABRICATE, MODIFY, OR STORE CLASSIFIED HARDWARE         YES |_|      NO |X|
e. PERFORM SERVICES ONLY                                   YES |_|      NO |X|
f. HAVE ACCESS TO U.S.  CLASSIFIED INFORMATION OUTSIDE
   THE U.S. , PUERTO RICO, U.S. POSSESSIONS AND TRUST
   TERRITORIES                                             YES |_|      NO |X|
g. BE AUTHORIZED OT USE THE SERVICES OF THE DEFENSE
   TECHNICAL INFORMATION CENTER (DTIC) OR OTHER  SECONDARY
   DISTRIBUTION CENTER                                     YES |_|      NO |X|
h. REQUIRE A COMSEC ACCOUNT                                YES |_|      NO |X|
i. HAVE TEMPEST REQUIREMENTS                               YES |_|      NO |X|
j .HAVE OPERATIONS SECURITY (OPSEC) REQUIREMENTS           YES |_|      NO |X|
k. BE AUTHORIZED TO USE THE DEFENSE COURIER SERVICE        YES |_|      NO |X|
l. OTHER (specify)
   SEE BLOCK 13 REMARKS
--------------------------------------------------------------------------------
DD FORM 254-E, JAN 95
Previous editions are obsolete

12. PUBLIC RELEASE. Any information (classified or unclassified) pertaining to this contract shall not be released for public dissemination except as provided in the Industrial Security Manual or unless it has been approved for public release by appropriate U.S. Government authority. Proposed public releases shall be submitted prior to release. |_| DIRECT |X| THROUGH (Specify)

          NASA John F. Kennedy Space Center
          ATTN: PA-PIB
          Kennedy Space Center. FL 32899

to the Directorate for Freedom of Information and Security Review, Office of the Assistant Secretary of Defense (Public Affairs)* for review.

*In the case of non-DoD User Agencies, requests for disclosure shall be submitted to that agency.
--------------------------------------------------------------------------------
13. SECURITY GUIDANCE. The security classification guidance needed for this classified effort is identified below. If any difficulty is encountered in applying this guidance or if any other contributing factor indicates any changes in this guidance, the contractor is authorized and encouraged to provide the recommended changes; to challenge the guidance of the classification assigned to any information or material furnished or generated under this contract, submit any question for interpretation of this guidance to the official identified below. Pending that decision, the information involved shall be handled and protected at the highest level of classification assigned or recommended. (F??? appropriate for the classified effort. Attach or forward under separate correspondence any documents/guides/extracts referenced herein. Add additional pages as needed to provide complete guidance.)

The Space-Transportation System Security Classification Guide, current and subsequent versions shall be a part of this contract. Guide will be provided under separate cover.

Additional classification guidance will be provided as required under separate cover.
--------------------------------------------------------------------------------
14. ADDITIONAL SECURITY REQUIREMENTS. Requirements in addition to NISPOM requirements are established for this contract. (If Yes, identify the pertinent contractual clauses in the contract document itself, or provide an appropriate statement which identifies additional requirements. Provide a copy of the requirements to the cognizant security office. Use Item 13 if additional space
is required)                                                     |X| YES |_| NO

NASA KSC documents apply on KSC
--------------------------------------------------------------------------------
15. INSPECTIONS ELEMENTS OF THIS CONTRACT ARE OUTSIDE THE INSPECTION RESPONSIBILITY OF THE COGNIZANT SECURITY OFFICE. (If yes, explain and identify specific areas or elements carved out and the activity responsible for inspections. Use
Item 13 if more space is needed.                                 |X| YES |_| NO

Inspection cognizance of activities at the Kennedy Space Center is the responsibility of NASA/KSC Protective Services Office.
--------------------------------------------------------------------------------
16. CERTIFICATION AND SIGNATURE. Security requirements stated herein are complete and adequate for safeguarding the classified information to be released or generated under this classified effort. All questions shall be referred to the official named below.
--------------------------------------------------------------------------------
a. TYPED NAME OF CERTIFYING OFFICIAL
   Michael L. Bross
--------------------------------------------------------------------------------
b. TITLE
   Manager, Information Security
--------------------------------------------------------------------------------
c. TELEPHONE (Include Area Code)
   (407) 867-2452
--------------------------------------------------------------------------------
d. ADDRESS (Included Zip Code)
   Kennedy Space Center
   Attn: FF-S1-B
   Kennedy Space Center, FL 32899
--------------------------------------------------------------------------------
e. SIGNATURE
    /S/MICHAEL L. BROSS
   ---------------------
--------------------------------------------------------------------------------
17. REQUIRED DISTRIBUTION
--------------------------------------------------------------------------------
|X| a. CONTRACTOR
|_| b. SUBCONTRACTOR
|X| c. COGNIZANT SECURITY OFFICE FOR PRIME AND SUBCONTRACTOR
|_| d. U.S. ACTIVITY RESPONSIBLE FOR OVERSEAS SECURITY ADMINISTRATION
|X| e. ADMINISTRATIVE CONTRACTING OFFICER
|X| f. OTHERS AS NECESSARY FF-S1-B
--------------------------------------------------------------------------------
DD Form 254-E, Reverse, JAN 95

AMENDMENT OF SOLICITATION/MODIFICATION OF CONTRACT

1.  CONTRACT ID CODE

    PAGE OF PAGES
     1       1
--------------------------------------------------------------------------------
2.  AMENDMENT/MODIFICATION NO.
             1
--------------------------------------------------------------------------------
3.  EFFECTIVE DATE
    See Block 16C
--------------------------------------------------------------------------------
4.  REQUISITION/PURCHASE REQ. NO.
           MR 971003 S-1
--------------------------------------------------------------------------------
5.  PROJECT NO. (If applicable)
--------------------------------------------------------------------------------
6.  ISSUED BY                                         CODE    OP-OSO
           John F. Kennedy Space Center, NASA
           Procurement Office
           Kennedy Space Center, FL 32899
--------------------------------------------------------------------------------
7.  ADMINISTERED BY (If other than Item 6)            CODE   OP-OSO
           John F. Kennedy Space Center, NASA
           Procurement Office
           Kennedy Space Center, FL 32899
--------------------------------------------------------------------------------
8.  NAME AND ADDRESS OF CONTRACTOR (No., street, county, State, and Zip Code)

    Subcontractor:                        Prime Contractor:

    Dynacs Engineering Company, Inc.      U. S. Small Business Administration
    28870 US Hwy 19 North, Suite 405      1320 South Dixie Hwy
    Clearwater, FL 34621                  Coral Gables, FL 33146

    Subcontract Number: 0455-97-706158

    CODE                                                FACILITY CODE
--------------------------------------------------------------------------------
(x) 9A.    AMENDMENT OF SOLICITATION NO.
--------------------------------------------------------------------------------
    9B.    DATED (SEE ITEM 11)
--------------------------------------------------------------------------------
X   10A. MODIFICATION OF CONTRACT/ORDER NO.
           NAS10-98001
--------------------------------------------------------------------------------
    10B. DATED (SEE ITEM 13)
           9/22/97
--------------------------------------------------------------------------------
            11. THIS ITEM ONLY APPLIES TO AMENDMENTS OF SOLICITATIONS
--------------------------------------------------------------------------------
|_| The above numbered solicitation is amended as set forth in item 14. The hour and date specified for receipt of Offers |_| is extended. |_| Is not extended.

Offers must acknowledge receipt of this amendment prior to the hour and date specified in the solicitation or as amended, by one of the following methods:

(a) By completing Items 8 and 15, and returning __ copies of the amendment; (b) By acknowledging receipt of this amendment on each copy of the offer submitted; or (C) By separate letter or telegram which includes a reference to the solicitation and amendment numbers. FAILURE OF YOUR ACKNOWLEDGEMENT TO BE RECEIVED AT THE PLACE DESIGNATED FOR THE RECEIPT OF OFFERS PRIOR TO THE HOUR AND DATE SPECIFIED MAY RESULT IN REJECTION OF YOUR OFFER. If by virtue of this amendment you desire to change an offer already submitted, such change may be made by telegram or letter, provided each telegram or letter makes reference to the solicitation and this amendment, and is received prior to the opening hour and date specified.
--------------------------------------------------------------------------------
12.     ACCOUNTING AND APPROPRIATION DATA (If required)

        CW-1/2590C/400000/34/97/PF Increase $1,315,636.00 MR 971003 S-1
--------------------------------------------------------------------------------
13.     THIS ITEM APPLIES ONLY TO MODIFICATIONS OF CONTRACTS/ORDERS,
        IT MODIFIES THE CONTRACT/ORDER NO. AS DESCRIBED IN ITEM 14.
--------------------------------------------------------------------------------
(x)     A. THIS CHANGE ORDER IS ISSUED PURSUANT TO: (Specify authority)
           THE CHANGES SET FORTH IN ITEM 14 ARE MADE IN THE CONTRACT ORDER NO. IN ITEM 10A.
--------------------------------------------------------------------------------
X       B. THE ABOVE NUMBERED CONTRACT/ORDER IS MODIFIED TO REFLECT THE
           ADMINISTRATIVE CHANGES (such as changes in paying office, appropriation date, etc.) SET FORTH IN ITEM 14, PURSUANT TO THE AUTHORITY OF FAR 43.103(b).
--------------------------------------------------------------------------------
        C. THIS SUPPLEMENTAL AGREEMENT IS ENTERED INTO PURSUANT TO AUTHORITY OF:
--------------------------------------------------------------------------------
        D. OTHER (Specify type of modification and authority)
--------------------------------------------------------------------------------
E.      IMPORTANT: Contractor |X| is not, |_| is required to sign this document
                   and return copies to the issuing office.
--------------------------------------------------------------------------------
14. DESCRIPTION OF AMENDMENT/MODIFICATION (Organized by UCF section headings, including solicitation/contract subject matter where feasible.)

        Incremental funding is increased by $1,315,636.00 as reflected in the revised Article B-12, Contract Funding, Table B-12. The funds are estimated to be adequate through November 17, 1997, per contractor memorandum of September 30, 1997.

        Replacement page 13 is attached and should be appropriately inserted in copies of the contract.
--------------------------------------------------------------------------------
15A. NAME AND TITLE OF SIGNER (Type or print)

--------------------------------------------------------------------------------
15B. CONTRACTOR/OFFEROR                                      15C. DATE SIGNED

        ---------------------------------------
        (Signature of person authorized to sign)
--------------------------------------------------------------------------------
16A. NAME AND TITLE OF CONTRACTING OFFICER (Type or print)
        Michael S. McCarty
        Contracting Officer
--------------------------------------------------------------------------------
16B. UNITED STATES OF AMERICA                                  16C. DATE SIGNED
        BY     /S/MICHAEL S. MCCARTY                                 9-30-97
             ------------------------
        (Signature of Contracting Officer)
--------------------------------------------------------------------------------
NSN 7540-01-152-8070                  30-105            STANDARD FORM 30 (REV.
PREVIOUS EDITION UNUSABLE                               10-83)
                                                        Prescribed by GSA
                               CONTRACTOR'S COPY        FAR (48 CFR) 53.243

AMENDMENT OF SOLICITATION/MODIFICATION OF CONTRACT

1.  CONTRACT ID CODE

    PAGE OF PAGES
     1       1
--------------------------------------------------------------------------------
2.  AMENDMENT/MODIFICATION NO.
             2
--------------------------------------------------------------------------------
3.  EFFECTIVE DATE
    See Block 16C
--------------------------------------------------------------------------------
4.  REQUISITION/PURCHASE REQ. NO.
           MR 971003 S-2
--------------------------------------------------------------------------------
5.  PROJECT NO. (If applicable)
--------------------------------------------------------------------------------
6.  ISSUED BY                                         CODE    OP-OSO
           John F. Kennedy Space Center, NASA
           Procurement Office
           Kennedy Space Center, FL 32899
--------------------------------------------------------------------------------
7.  ADMINISTERED BY (If other than Item 5)            CODE   OP-OSO
           John F. Kennedy Space Center, NASA
           Procurement Office
           Kennedy Space Center, FL 32899
--------------------------------------------------------------------------------
8.  NAME AND ADDRESS OF CONTRACTOR (No., street, county, State, and Zip Code)

    Subcontractor:                        Prime Contractor:

    Dynacs Engineering Company, Inc.      U. S. Small Business Administration
    28870 US Hwy 19 North, Suite 405      1320 South Dixie Hwy
    Clearwater, FL 34621                  Coral Gables, FL 33146

    Subcontract Number: 0455-97-706158

    CODE                                                FACILITY CODE
--------------------------------------------------------------------------------
(x) 9A.    AMENDMENT OF SOLICITATION NO.
--------------------------------------------------------------------------------
    9B.    DATED (SEE ITEM 11)
--------------------------------------------------------------------------------
X   10A. MODIFICATION OF CONTRACT/ORDER NO.
           NAS10-98001
--------------------------------------------------------------------------------
    10B. DATED (SEE ITEM 13)
           9/22/97
--------------------------------------------------------------------------------
            11. THIS ITEM ONLY APPLIES TO AMENDMENTS OF SOLICITATIONS
--------------------------------------------------------------------------------
|_| The above numbered solicitation is amended as set forth in item 14. The hour and date specified for receipt of Offers |_| is extended. |_| Is not extended.

Offers must acknowledge receipt of this amendment prior to the hour and date specified in the solicitation or as amended, by one of the following methods:

(a) By completing Items 8 and 15, and returning __ copies of the amendment; (b) By acknowledging receipt of this amendment on each copy of the offer submitted; or (C) By separate letter or telegram which includes a reference to the solicitation and amendment numbers. FAILURE OF YOUR ACKNOWLEDGEMENT TO BE RECEIVED AT THE PLACE DESIGNATED FOR THE RECEIPT OF OFFERS PRIOR TO THE HOUR AND DATE SPECIFIED MAY RESULT IN REJECTION OF YOUR OFFER. If by virtue of this amendment you desire to change an offer already submitted, such change may be made by telegram or letter, provided each telegram or letter makes reference to the solicitation and this amendment, and is received prior to the opening hour and date specified.
--------------------------------------------------------------------------------
12.     ACCOUNTING AND APPROPRIATION DATA (If required)

        CW-1/2590C/400000/34/98/PF Increase $4,800.00
        CW-1/2590C/400000/34/98/PF Increase $926,000.00
--------------------------------------------------------------------------------
13.     THIS ITEM APPLIES ONLY TO MODIFICATIONS OF CONTRACTS/ORDERS,
        IT MODIFIES THE CONTRACT/ORDER NO. AS DESCRIBED IN ITEM 14.
--------------------------------------------------------------------------------
(x)     A. THIS CHANGE ORDER IS ISSUED PURSUANT TO: (Specify authority)
           THE CHANGES SET FORTH IN ITEM 14 ARE MADE IN THE CONTRACT ORDER NO. IN ITEM 10A.
--------------------------------------------------------------------------------
X       B. THE ABOVE NUMBERED CONTRACT/ORDER IS MODIFIED TO REFLECT THE
           ADMINISTRATIVE CHANGES (such as changes in paying office, appropriation date, etc.) SET FORTH IN ITEM 14, PURSUANT TO THE AUTHORITY OF FAR 43.103(b).
--------------------------------------------------------------------------------
        C. THIS SUPPLEMENTAL AGREEMENT IS ENTERED INTO PURSUANT TO AUTHORITY OF:

--------------------------------------------------------------------------------
        D. OTHER (Specify type of modification and authority)

--------------------------------------------------------------------------------
E.      IMPORTANT: Contractor |X| is not, |_| is required to sign this document
                   and return copies to the issuing office.
--------------------------------------------------------------------------------
14. DESCRIPTION OF AMENDMENT/MODIFICATION (Organized by UCF section headings, including solicitation/contract subject matter where feasible.)

        Incremental funding is increased by $930,800.00 as reflected in the revised Article B-12, Contract Funding, Table B-12. The funds are estimated to be adequate through December 10, 1997, per contractor memorandum of October 10, 1997.

        Replacement page 13 is attached and should be appropriately inserted in copies of the contract.
--------------------------------------------------------------------------------
15A. NAME AND TITLE OF SIGNER (Type or print)

--------------------------------------------------------------------------------
15B. CONTRACTOR/OFFEROR                                      15C. DATE SIGNED

        ---------------------------------------
        (Signature of person authorized to sign)
--------------------------------------------------------------------------------
16A. NAME AND TITLE OF CONTRACTING OFFICER (Type or print)
        Michael S. McCarty         Bob R. Pirkle
        Contracting Officer
--------------------------------------------------------------------------------
16B. UNITED STATES OF AMERICA                                  16C. DATE SIGNED
        BY     /s/ Bob R. Pirkle                                      10-10-97
             ------------------------
        (Signature of Contracting Officer)
--------------------------------------------------------------------------------
NSN 7540-01-152-8070                  30-105            STANDARD FORM 30 (REV.
PREVIOUS EDITION UNUSABLE                               10-83)
                                                        Prescribed by GSA
                               CONTRACTOR'S COPY        FAR (48 CFR) 53.243

AMENDMENT OF SOLICITATION/MODIFICATION OF CONTRACT

1.  CONTRACT ID CODE

    PAGE OF PAGES
     1       1
--------------------------------------------------------------------------------
2.  AMENDMENT/MODIFICATION NO.
             3
--------------------------------------------------------------------------------
3.  EFFECTIVE DATE
    See Block 16C
--------------------------------------------------------------------------------
4.  REQUISITION/PURCHASE REQ. NO.
           MR 971003 S-3
--------------------------------------------------------------------------------
5.  PROJECT NO. (If applicable)
--------------------------------------------------------------------------------
6.  ISSUED BY                                         CODE    OP-OSO
           John F. Kennedy Space Center, NASA
           Procurement Office
           Kennedy Space Center, FL 32899
--------------------------------------------------------------------------------
7.  ADMINISTERED BY (If other than Item 5)            CODE   OP-OSO
           John F. Kennedy Space Center, NASA
           Procurement Office
           Kennedy Space Center, FL 32899
--------------------------------------------------------------------------------
8.  NAME AND ADDRESS OF CONTRACTOR (No., street, county, State, and Zip Code)

    Subcontractor:                        Prime Contractor:

    Dynacs Engineering Company, Inc.      U. S. Small Business Administration
    28870 US Hwy 19 North, Suite 405      1320 South Dixie Hwy
    Clearwater, FL 34621                  Coral Gables, FL 33146

    Subcontract Number: 0455-97-706158

    CODE                                                FACILITY CODE
--------------------------------------------------------------------------------
(x) 9A.    AMENDMENT OF SOLICITATION NO.
--------------------------------------------------------------------------------
    9B.    DATED (SEE ITEM 11)
--------------------------------------------------------------------------------
X   10A. MODIFICATION OF CONTRACT/ORDER NO.
           NAS10-98001
--------------------------------------------------------------------------------
    10B. DATED (SEE ITEM 13)
           9/22/97
--------------------------------------------------------------------------------
            11. THIS ITEM ONLY APPLIES TO AMENDMENTS OF SOLICITATIONS
--------------------------------------------------------------------------------
|_| The above numbered solicitation is amended as set forth in item 14. The hour and date specified for receipt of Offers |_| is extended. |_| Is not extended.

Offers must acknowledge receipt of this amendment prior to the hour and date specified in the solicitation or as amended, by one of the following methods:

(a) By completing Items 8 and 15, and returning __ copies of the amendment; (b) By acknowledging receipt of this amendment on each copy of the offer submitted; or (C) By separate letter or telegram which includes a reference to the solicitation and amendment numbers. FAILURE OF YOUR ACKNOWLEDGEMENT TO BE RECEIVED AT THE PLACE DESIGNATED FOR THE RECEIPT OF OFFERS PRIOR TO THE HOUR AND DATE SPECIFIED MAY RESULT IN REJECTION OF YOUR OFFER. If by virtue of this amendment you desire to change an offer already submitted, such change may be made by telegram or letter, provided each telegram or letter makes reference to the solicitation and this amendment, and is received prior to the opening hour and date specified.
--------------------------------------------------------------------------------
12.     ACCOUNTING AND APPROPRIATION DATA (If required)

        CW-1/2590C/400000/34/98/PF Increase $1,153,947.00
--------------------------------------------------------------------------------
13.     THIS ITEM APPLIES ONLY TO MODIFICATIONS OF CONTRACTS/ORDERS,
        IT MODIFIES THE CONTRACT/ORDER NO. AS DESCRIBED IN ITEM 14.
--------------------------------------------------------------------------------
(x)     A. THIS CHANGE ORDER IS ISSUED PURSUANT TO: (Specify authority)
           THE CHANGES SET FORTH IN ITEM 14 ARE MADE IN THE CONTRACT ORDER NO. IN ITEM 10A.
--------------------------------------------------------------------------------
X       B. THE ABOVE NUMBERED CONTRACT/ORDER IS MODIFIED TO REFLECT THE
           ADMINISTRATIVE CHANGES (such as changes in paying office, appropriation date, etc.) SET FORTH IN ITEM 14, PURSUANT TO THE AUTHORITY OF FAR 43.103(b).
--------------------------------------------------------------------------------
        C. THIS SUPPLEMENTAL AGREEMENT IS ENTERED INTO PURSUANT TO AUTHORITY OF:
--------------------------------------------------------------------------------
        D. OTHER (Specify type of modification and authority)
--------------------------------------------------------------------------------
E.      IMPORTANT: Contractor |X| is not, |_| is required to sign this document
                   and return copies to the issuing office.
--------------------------------------------------------------------------------
14. DESCRIPTION OF AMENDMENT/MODIFICATION (Organized by UCF section headings, including solicitation/contract subject matter where feasible.)

        Incremental funding is increased by $1,153,947.00 as reflected in the revised Article B-12, Contract Funding, Table B-12. The funds are estimated to be adequate through January 3, 1998, per contractor memorandum of October 29, 1997.

        Replacement page 13 is attached and should be appropriately inserted in copies of the contract.
--------------------------------------------------------------------------------
15A. NAME AND TITLE OF SIGNER (Type or print)

--------------------------------------------------------------------------------
15B. CONTRACTOR/OFFEROR                                      15C. DATE SIGNED

        ---------------------------------------
        (Signature of person authorized to sign)
--------------------------------------------------------------------------------
16A. NAME AND TITLE OF CONTRACTING OFFICER (Type or print)
        Bob R. Pirkle
        Contracting Officer
--------------------------------------------------------------------------------
16B. UNITED STATES OF AMERICA                                  16C. DATE SIGNED
        BY     /s/ Bob R. Pirkle                                     10-29-97
             ------------------------
        (Signature of Contracting Officer)
--------------------------------------------------------------------------------
NSN 7540-01-152-8070                  30-105            STANDARD FORM 30 (REV.
PREVIOUS EDITION UNUSABLE                               10-83)
                                                        Prescribed by GSA
                               CONTRACTOR'S COPY        FAR (48 CFR) 53.243

AMENDMENT OF SOLICITATION/MODIFICATION OF CONTRACT

1.  CONTRACT ID CODE

    PAGE OF PAGES
     1       1
--------------------------------------------------------------------------------
2.  AMENDMENT/MODIFICATION NO.
             4
--------------------------------------------------------------------------------
3.  EFFECTIVE DATE
    See Block 16C
--------------------------------------------------------------------------------
4.  REQUISITION/PURCHASE REQ. NO.
           MR 971003 S-4
--------------------------------------------------------------------------------
5.  PROJECT NO. (If applicable)
--------------------------------------------------------------------------------
6.  ISSUED BY                                         CODE    OP-OSO
           John F. Kennedy Space Center, NASA
           Procurement Office
           Kennedy Space Center, FL 32899
--------------------------------------------------------------------------------
7.  ADMINISTERED BY (If other than Item 5)            CODE   OP-OSO
           John F. Kennedy Space Center, NASA
           Procurement Office
           Kennedy Space Center, FL 32899
--------------------------------------------------------------------------------
8.  NAME AND ADDRESS OF CONTRACTOR (No., street, county, State, and Zip Code)

    Subcontractor:                        Prime Contractor:

    Dynacs Engineering Company, Inc.      U. S. Small Business Administration
    28870 US Hwy 19 North, Suite 405      1320 South Dixie Hwy
    Clearwater, FL 34621                  Coral Gables, FL 33146

    Subcontract Number: 0455-97-706158

    CODE                                                FACILITY CODE
--------------------------------------------------------------------------------
(x) 9A.    AMENDMENT OF SOLICITATION NO.
--------------------------------------------------------------------------------
    9B.    DATED (SEE ITEM 11)
--------------------------------------------------------------------------------
X   10A. MODIFICATION OF CONTRACT/ORDER NO.
           NAS10-98001
--------------------------------------------------------------------------------
    10B. DATED (SEE ITEM 13)
           9/22/97
--------------------------------------------------------------------------------
            11. THIS ITEM ONLY APPLIES TO AMENDMENTS OF SOLICITATIONS
--------------------------------------------------------------------------------
|_| The above numbered solicitation is amended as set forth in item 14. The hour and date specified for receipt of Offers |_| is extended. |_| Is not extended.

Offers must acknowledge receipt of this amendment prior to the hour and date specified in the solicitation or as amended, by one of the following methods:

(a) By completing Items 8 and 15, and returning __ copies of the amendment; (b) By acknowledging receipt of this amendment on each copy of the offer submitted; or (C) By separate letter or telegram which includes a reference to the solicitation and amendment numbers. FAILURE OF YOUR ACKNOWLEDGEMENT TO BE RECEIVED AT THE PLACE DESIGNATED FOR THE RECEIPT OF OFFERS PRIOR TO THE HOUR AND DATE SPECIFIED MAY RESULT IN REJECTION OF YOUR OFFER. If by virtue of this amendment you desire to change an offer already submitted, such change may be made by telegram or letter, provided each telegram or letter makes reference to the solicitation and this amendment, and is received prior to the opening hour and date specified.
--------------------------------------------------------------------------------
12.     ACCOUNTING AND APPROPRIATION DATA (If required)

        CW-1/2590C/400000/34/97/PF Increase $376,614.00
        CW-1/2590C/400000/34/98/PF Increase $2,570,121.00
--------------------------------------------------------------------------------
13.     THIS ITEM APPLIES ONLY TO MODIFICATIONS OF CONTRACTS/ORDERS,
        IT MODIFIES THE CONTRACT/ORDER NO. AS DESCRIBED IN ITEM 14.
--------------------------------------------------------------------------------
(x)     A. THIS CHANGE ORDER IS ISSUED PURSUANT TO: (Specify authority)
           THE CHANGES SET FORTH IN ITEM 14 ARE MADE IN THE CONTRACT ORDER NO. IN ITEM 10A.
--------------------------------------------------------------------------------
X       B. THE ABOVE NUMBERED CONTRACT/ORDER IS MODIFIED TO REFLECT THE
           ADMINISTRATIVE CHANGES (such as changes in paying office, appropriation date, etc.) SET FORTH IN ITEM 14, PURSUANT TO THE AUTHORITY OF FAR 43.103(b).
--------------------------------------------------------------------------------
        C. THIS SUPPLEMENTAL AGREEMENT IS ENTERED INTO PURSUANT TO AUTHORITY OF:
--------------------------------------------------------------------------------
        D. OTHER (Specify type of modification and authority)
--------------------------------------------------------------------------------
E.      IMPORTANT: Contractor |X| is not, |_| is required to sign this document
                   and return copies to the issuing office.
--------------------------------------------------------------------------------
14. DESCRIPTION OF AMENDMENT/MODIFICATION (Organized by UCF section headings, including solicitation/contract subject matter where feasible.)

        Incremental funding is increased by $2,946,735.00 as reflected in the revised Article B-12, Contract Funding, Table B-12. The funds are estimated to be adequate through March 5, 1998, per contractor memorandum of November 21,1997.

        Replacement page 13 is attached and should be appropriately inserted in copies of the contract.
--------------------------------------------------------------------------------
15A. NAME AND TITLE OF SIGNER (Type or print)

--------------------------------------------------------------------------------
15B. CONTRACTOR/OFFEROR                                      15C. DATE SIGNED

        ---------------------------------------
        (Signature of person authorized to sign)
--------------------------------------------------------------------------------
16A. NAME AND TITLE OF CONTRACTING OFFICER (Type or print)
        Michael S. McCarty
        Contracting Officer
--------------------------------------------------------------------------------
16B. UNITED STATES OF AMERICA                                  16C. DATE SIGNED
        BY     /S/MICHAEL S. MCCARTY                                 11-21-97
             ------------------------
        (Signature of Contracting Officer)
--------------------------------------------------------------------------------
NSN 7540-01-152-8070                  30-105            STANDARD FORM 30 (REV.
PREVIOUS EDITION UNUSABLE                               10-83)
                                                        Prescribed by GSA
                               CONTRACTOR'S COPY        FAR (48 CFR) 53.243

AMENDMENT OF SOLICITATION/MODIFICATION OF CONTRACT

1.  CONTRACT ID CODE

    PAGE OF PAGES
     1       1
--------------------------------------------------------------------------------
2.  AMENDMENT/MODIFICATION NO.
             4
--------------------------------------------------------------------------------
3.  EFFECTIVE DATE
    See Block 16C
--------------------------------------------------------------------------------
4.  REQUISITION/PURCHASE REQ. NO.
           MR 971003 S-4
--------------------------------------------------------------------------------
5.  PROJECT NO. (If applicable)
--------------------------------------------------------------------------------
6.  ISSUED BY                                         CODE    OP-OSO
           John F. Kennedy Space Center, NASA
           Procurement Office
           Kennedy Space Center, FL 32899
--------------------------------------------------------------------------------
7.  ADMINISTERED BY (If other than Item 5)            CODE   OP-OSO
           John F. Kennedy Space Center, NASA
           Procurement Office
           Kennedy Space Center, FL 32899
--------------------------------------------------------------------------------
8.  NAME AND ADDRESS OF CONTRACTOR (No., street, county, State, and Zip Code)

    Subcontractor:                        Prime Contractor:

    Dynacs Engineering Company, Inc.      U. S. Small Business Administration
    28870 US Hwy 19 North, Suite 405      1320 South Dixie Hwy
    Clearwater, FL 34621                  Coral Gables, FL 33146

    Subcontract Number: 0455-97-706158

    CODE                                                FACILITY CODE
--------------------------------------------------------------------------------
(x) 9A.    AMENDMENT OF SOLICITATION NO.
--------------------------------------------------------------------------------
    9B.    DATED (SEE ITEM 11)
--------------------------------------------------------------------------------
X   10A. MODIFICATION OF CONTRACT/ORDER NO.
           NAS10-98001
--------------------------------------------------------------------------------
    10B. DATED (SEE ITEM 13)
           9/22/97
--------------------------------------------------------------------------------
            11. THIS ITEM ONLY APPLIES TO AMENDMENTS OF SOLICITATIONS
--------------------------------------------------------------------------------
|_| The above numbered solicitation is amended as set forth in item 14. The hour and date specified for receipt of Offers |_| is extended. |_| Is not extended.

Offers must acknowledge receipt of this amendment prior to the hour and date specified in the solicitation or as amended, by one of the following methods:

(a) By completing Items 8 and 15, and returning __ copies of the amendment; (b) By acknowledging receipt of this amendment on each copy of the offer submitted; or (C) By separate letter or telegram which includes a reference to the solicitation and amendment numbers. FAILURE OF YOUR ACKNOWLEDGEMENT TO BE RECEIVED AT THE PLACE DESIGNATED FOR THE RECEIPT OF OFFERS PRIOR TO THE HOUR AND DATE SPECIFIED MAY RESULT IN REJECTION OF YOUR OFFER. If by virtue of this amendment you desire to change an offer already submitted, such change may be made by telegram or letter, provided each telegram or letter makes reference to the solicitation and this amendment, and is received prior to the opening hour and date specified.
--------------------------------------------------------------------------------
12.     ACCOUNTING AND APPROPRIATION DATA (If required)

        CW-1/2590C/400000/34/97/PF Increase $376,614.00
        CW-1/2590C/400000/34/98/PF Increase $2,570,121.00
--------------------------------------------------------------------------------
13.     THIS ITEM APPLIES ONLY TO MODIFICATIONS OF CONTRACTS/ORDERS,
        IT MODIFIES THE CONTRACT/ORDER NO. AS DESCRIBED IN ITEM 14.
--------------------------------------------------------------------------------
(x)     A. THIS CHANGE ORDER IS ISSUED PURSUANT TO: (Specify authority)
           THE CHANGES SET FORTH IN ITEM 14 ARE MADE IN THE CONTRACT ORDER NO. IN ITEM 10A.
--------------------------------------------------------------------------------
X       B. THE ABOVE NUMBERED CONTRACT/ORDER IS MODIFIED TO REFLECT THE
           ADMINISTRATIVE CHANGES (such as changes in paying office, appropriation date, etc.) SET FORTH IN ITEM 14, PURSUANT TO THE AUTHORITY OF FAR 43.103(b).
--------------------------------------------------------------------------------
        C. THIS SUPPLEMENTAL AGREEMENT IS ENTERED INTO PURSUANT TO AUTHORITY OF:
--------------------------------------------------------------------------------
        D. OTHER (Specify type of modification and authority)
--------------------------------------------------------------------------------
E.      IMPORTANT: Contractor |X| is not, |_| is required to sign this document
                   and return copies to the issuing office.
--------------------------------------------------------------------------------
14. DESCRIPTION OF AMENDMENT/MODIFICATION (Organized by UCF section headings, including solicitation/contract subject matter where feasible.)

        Incremental funding is increased by $2,946,735.00 as reflected in the revised Article B-12, Contract Funding, Table B-12. The funds are estimated to be adequate through March 5, 1998, per contractor memorandum of November 21,1997.

        Replacement page 13 is attached and should be appropriately inserted in copies of the contract.
--------------------------------------------------------------------------------
15A. NAME AND TITLE OF SIGNER (Type or print)

--------------------------------------------------------------------------------
15B. CONTRACTOR/OFFEROR                                      15C. DATE SIGNED

        ---------------------------------------
        (Signature of person authorized to sign)
--------------------------------------------------------------------------------
16A. NAME AND TITLE OF CONTRACTING OFFICER (Type or print)
        Michael S. McCarty
        Contracting Officer
--------------------------------------------------------------------------------
16B. UNITED STATES OF AMERICA                                  16C. DATE SIGNED
        BY     /S/MICHAEL S. MCCARTY                                 11-21-97
             ------------------------
        (Signature of Contracting Officer)
--------------------------------------------------------------------------------
NSN 7540-01-152-8070                  30-105            STANDARD FORM 30 (REV.
PREVIOUS EDITION UNUSABLE                               10-83)
                                                        Prescribed by GSA
                               CONTRACTOR'S COPY        FAR (48 CFR) 53.243

AMENDMENT OF SOLICITATION/MODIFICATION OF CONTRACT

1.  CONTRACT ID CODE

    PAGE OF PAGES
     1       1
--------------------------------------------------------------------------------
2.  AMENDMENT/MODIFICATION NO.
             5
--------------------------------------------------------------------------------
3.  EFFECTIVE DATE
    See Block 16C
--------------------------------------------------------------------------------
4.  REQUISITION/PURCHASE REQ. NO.
           MR 971003 S-5
--------------------------------------------------------------------------------
5.  PROJECT NO. (If applicable)
--------------------------------------------------------------------------------
6.  ISSUED BY                                         CODE    OP-OSO
           John F. Kennedy Space Center, NASA
           Procurement Office
           Kennedy Space Center, FL 32899
--------------------------------------------------------------------------------
7.  ADMINISTERED BY (If other than Item 6)            CODE   OP-OSO
           John F. Kennedy Space Center, NASA
           Procurement Office
           Kennedy Space Center, FL 32899
--------------------------------------------------------------------------------
8.  NAME AND ADDRESS OF CONTRACTOR (No., street, county, State, and Zip Code)

    Subcontractor:                        Prime Contractor:

    Dynacs Engineering Company, Inc.      U. S. Small Business Administration
    28870 US Hwy 19 North, Suite 405      1320 South Dixie Hwy
    Clearwater, FL 34621                  Coral Gables, FL 33146

    Subcontract Number: 0455-97-706158

    CODE                                                FACILITY CODE
--------------------------------------------------------------------------------
(x) 9A.    AMENDMENT OF SOLICITATION NO.
--------------------------------------------------------------------------------
    9B.    DATED (SEE ITEM 11)
--------------------------------------------------------------------------------
X   10A. MODIFICATION OF CONTRACT/ORDER NO.
           NAS10-98001
--------------------------------------------------------------------------------
    10B. DATED (SEE ITEM 13)
           9/22/97
--------------------------------------------------------------------------------
            11. THIS ITEM ONLY APPLIES TO AMENDMENTS OF SOLICITATIONS
--------------------------------------------------------------------------------
|_| The above numbered solicitation is amended as set forth in Item 14. The hour and date specified for receipt of Offers |_| is extended. |_| is not extended. Offers must acknowledge receipt of this amendment prior to the hour and date specified in the solicitation or as amended, by one of the following methods:

(a) By completing Items 8 and 15, and returning __ copies of the amendment; (b) By acknowledging receipt of this amendment on each copy of the offer submitted; or (c) By separate letter or telegram which includes a reference to the solicitation and amendment numbers. FAILURE OF YOUR ACKNOWLEDGEMENT TO BE RECEIVED AT THE PLACE DESIGNATED FOR THE RECEIPT OF OFFERS PRIOR TO THE HOUR AND DATE SPECIFIED MAY RESULT IN REJECTION OF YOUR OFFER. If by virtue of this amendment you desire to change an offer already submitted, such change may be made by telegram or letter, provided each telegram or letter makes reference to the solicitation and this amendment, and is received prior to the opening hour and date specified.
--------------------------------------------------------------------------------
12.     ACCOUNTING AND APPROPRIATION DATA (If required)

        CW-1/2590C/400000/34/98/PF Increase $5,642,210
--------------------------------------------------------------------------------
13.     THIS ITEM APPLIES ONLY TO MODIFICATIONS OF CONTRACTS/ORDERS,
        IT MODIFIES THE CONTRACT/ORDER NO. AS DESCRIBED IN ITEM 14.
--------------------------------------------------------------------------------
(x)     A. THIS CHANGE ORDER IS ISSUED PURSUANT TO: (Specify authority)
           THE CHANGES SET FORTH IN ITEM 14 ARE MADE IN THE CONTRACT ORDER NO. IN ITEM 10A.
--------------------------------------------------------------------------------
X       B. THE ABOVE NUMBERED CONTRACT/ORDER IS MODIFIED TO REFLECT THE
           ADMINISTRATIVE CHANGES (such as changes in paying office, appropriation date, etc.) SET FORTH IN ITEM 14, PURSUANT TO THE AUTHORITY OF FAR 43.103(b).
--------------------------------------------------------------------------------
        C. THIS SUPPLEMENTAL AGREEMENT IS ENTERED INTO PURSUANT TO AUTHORITY OF:
--------------------------------------------------------------------------------
        D. OTHER (Specify type of modification and authority)
--------------------------------------------------------------------------------
E.      IMPORTANT: Contractor |X| is not, |_| is required to sign this document
                   and return |_| copies to the issuing office.
--------------------------------------------------------------------------------
14. DESCRIPTION OF AMENDMENT/MODIFICATION (Organized by UCF section headings, including solicitation/contract subject matter where feasible.)

         Incremental funding is revised from $7,347,118 to $12,989,328 an increase of $5,642,210 as reflected in the revised Article B-12, Contract Funding, Table B-12.
         The funds are estimated to be adequate through July 04, 1998, per contractor memorandum of January 15, 1998.

        Replacement page 13 is attached and should be appropriately inserted in copies of the contract.
--------------------------------------------------------------------------------
15A. NAME AND TITLE OF SIGNER (Type or print)

--------------------------------------------------------------------------------
15B. CONTRACTOR/OFFEROR                                      15C. DATE SIGNED

        ---------------------------------------
        (Signature of person authorized to sign)
--------------------------------------------------------------------------------
16A. NAME AND TITLE OF CONTRACTING OFFICER (Type or print)
        Sharon L. White
        Contracting Officer
--------------------------------------------------------------------------------
16B. UNITED STATES OF AMERICA                                  16C. DATE SIGNED
        BY     /S/SHARON L. WHITE                                   1-22-98
             ------------------------
        (Signature of Contracting Officer)
--------------------------------------------------------------------------------
NSN 7540-01-152-8070                  30-105            STANDARD FORM 30 (REV.
PREVIOUS EDITION UNUSABLE                               10-83)
                                                        Prescribed by GSA
                               CONTRACTOR'S COPY        FAR (48 CFR) 53.243

AMENDMENT OF SOLICITATION/MODIFICATION OF CONTRACT

1.  CONTRACT ID CODE

    PAGE OF PAGES
     1       1
--------------------------------------------------------------------------------
2.  AMENDMENT/MODIFICATION NO.
             6
--------------------------------------------------------------------------------
3.  EFFECTIVE DATE
    See Block 16C
--------------------------------------------------------------------------------
4.  REQUISITION/PURCHASE REQ. NO.
           MR 971003 S-6
--------------------------------------------------------------------------------
5.  PROJECT NO. (If applicable)
--------------------------------------------------------------------------------
6.  ISSUED BY                                         CODE    OP-OSO
           John F. Kennedy Space Center, NASA
           Procurement Office
           Kennedy Space Center, FL 32899
--------------------------------------------------------------------------------
7.  ADMINISTERED BY (If other than Item 6)            CODE   OP-OSO
           John F. Kennedy Space Center, NASA
           Procurement Office
           Kennedy Space Center, FL 32899
--------------------------------------------------------------------------------
8.  NAME AND ADDRESS OF CONTRACTOR (No., street, county, State, and Zip Code)

    Subcontractor:                        Prime Contractor:

    Dynacs Engineering Company, Inc.      U. S. Small Business Administration
    28870 US Hwy 19 North, Suite 405      1320 South Dixie Hwy
    Clearwater, FL 34621                  Coral Gables, FL 33146

    Subcontract Number: 0455-97-706158

    CODE                                                FACILITY CODE
--------------------------------------------------------------------------------
(x) 9A.    AMENDMENT OF SOLICITATION NO.
--------------------------------------------------------------------------------
    9B.    DATED (SEE ITEM 11)
--------------------------------------------------------------------------------
X   10A. MODIFICATION OF CONTRACT/ORDER NO.
           NAS10-98001
--------------------------------------------------------------------------------
    10B. DATED (SEE ITEM 13)
           9/22/97
--------------------------------------------------------------------------------
            11. THIS ITEM ONLY APPLIES TO AMENDMENTS OF SOLICITATIONS
--------------------------------------------------------------------------------
|_| The above numbered solicitation is amended as set forth in Item 14. The hour and date specified for receipt of Offers |_| is extended. |_| is not extended. Offers must acknowledge receipt of this amendment prior to the hour and date specified in the solicitation or as amended, by one of the following methods:

(a) By completing Items 8 and 15, and returning __ copies of the amendment; (b) By acknowledging receipt of this amendment on each copy of the offer submitted; or (c) By separate letter or telegram which includes a reference to the solicitation and amendment numbers. FAILURE OF YOUR ACKNOWLEDGEMENT TO BE RECEIVED AT THE PLACE DESIGNATED FOR THE RECEIPT OF OFFERS PRIOR TO THE HOUR AND DATE SPECIFIED MAY RESULT IN REJECTION OF YOUR OFFER. If by virtue of this amendment you desire to change an offer already submitted, such change may be made by telegram or letter, provided each telegram or letter makes reference to the solicitation and this amendment, and is received prior to the opening hour and date specified.
--------------------------------------------------------------------------------
12.     ACCOUNTING AND APPROPRIATION DATA (If required)

        CW-1/2590C/400000/34/98/PF Increase $5,571,875
--------------------------------------------------------------------------------
13.     THIS ITEM APPLIES ONLY TO MODIFICATIONS OF CONTRACTS/ORDERS,
        IT MODIFIES THE CONTRACT/ORDER NO. AS DESCRIBED IN ITEM 14.
--------------------------------------------------------------------------------
(x)     A. THIS CHANGE ORDER IS ISSUED PURSUANT TO: (Specify authority)
           THE CHANGES SET FORTH IN ITEM 14 ARE MADE IN THE CONTRACT ORDER NO. IN ITEM 10A.
--------------------------------------------------------------------------------
X       B. THE ABOVE NUMBERED CONTRACT/ORDER IS MODIFIED TO REFLECT THE
           ADMINISTRATIVE CHANGES (such as changes in paying office, appropriation date, etc.) SET FORTH IN ITEM 14, PURSUANT TO THE AUTHORITY OF FAR 43.103(b).
--------------------------------------------------------------------------------
        C. THIS SUPPLEMENTAL AGREEMENT IS ENTERED INTO PURSUANT TO AUTHORITY OF:
--------------------------------------------------------------------------------
        D. OTHER (Specify type of modification and authority)
--------------------------------------------------------------------------------
E.      IMPORTANT: Contractor |X| is not, |_| is required to sign this document
                   and return |_| copies to the issuing office.
--------------------------------------------------------------------------------
14. DESCRIPTION OF AMENDMENT/MODIFICATION (Organized by UCF section headings, including solicitation/contract subject matter where feasible.)

        Incremental funding is revised from $12,989,328 to $18,561,203 an increase of $5,571,875 as reflected in the revised Article B-12, Contract Funding, Table B-12.

        The funds are estimated to be adequate through September 24, 1998 per contractor memorandum of April 27, 1998.

        Replacement page 13 is attached and should be appropriately inserted in copies of the contract.
--------------------------------------------------------------------------------
15A. NAME AND TITLE OF SIGNER (Type or print)

--------------------------------------------------------------------------------
15B. CONTRACTOR/OFFEROR                                      15C. DATE SIGNED

        ---------------------------------------
        (Signature of person authorized to sign)
--------------------------------------------------------------------------------
16A. NAME AND TITLE OF CONTRACTING OFFICER (Type or print)
        Sharon L. White
        Contracting Officer
--------------------------------------------------------------------------------
16B. UNITED STATES OF AMERICA                                  16C. DATE SIGNED
        BY     /S/SHARON L. WHITE                                 4-28-98
             ------------------------
        (Signature of Contracting Officer)
--------------------------------------------------------------------------------
NSN 7540-01-152-8070                  30-105            STANDARD FORM 30 (REV.
PREVIOUS EDITION UNUSABLE                               10-83)
                                                        Prescribed by GSA
                               CONTRACTOR'S COPY        FAR (48 CFR) 53.243

AMENDMENT OF SOLICITATION/MODIFICATION OF CONTRACT

1.  CONTRACT ID CODE

    PAGE OF PAGES
     1       2
--------------------------------------------------------------------------------
2.  AMENDMENT/MODIFICATION NO.
             7
--------------------------------------------------------------------------------
3.  EFFECTIVE DATE
    See Block 16C
--------------------------------------------------------------------------------
4.  REQUISITION/PURCHASE REQ. NO.

--------------------------------------------------------------------------------
5.  PROJECT NO. (If applicable)
--------------------------------------------------------------------------------
6.  ISSUED BY                                         CODE    OP-OSO RP
           John F. Kennedy Space Center, NASA
           Procurement Office
           Kennedy Space Center, FL 32899
--------------------------------------------------------------------------------
7.  ADMINISTERED BY (If other than Item 6)            CODE   OP-OSO
           John F. Kennedy Space Center, NASA
           Procurement Office
           Kennedy Space Center, FL 32899
--------------------------------------------------------------------------------
8.  NAME AND ADDRESS OF CONTRACTOR (No., street, county, State, and Zip Code)

    Subcontractor:                        Prime Contractor:

    Dynacs Engineering Company, Inc.      U. S. Small Business Administration
    28870 US Hwy 19 North, Suite 405      1320 South Dixie Hwy
    Clearwater, FL 34621                  Coral Gables, FL 33146

    Subcontract Number: 0455-97-706158

    CODE                                                FACILITY CODE
--------------------------------------------------------------------------------
(x) 9A.    AMENDMENT OF SOLICITATION NO.
--------------------------------------------------------------------------------
    9B.    DATED (SEE ITEM 11)
--------------------------------------------------------------------------------
X   10A. MODIFICATION OF CONTRACT/ORDER NO.
           NAS10-98001
--------------------------------------------------------------------------------
    10B. DATED (SEE ITEM 13)
           9/22/97
--------------------------------------------------------------------------------
            11. THIS ITEM ONLY APPLIES TO AMENDMENTS OF SOLICITATIONS
--------------------------------------------------------------------------------
|_| The above numbered solicitation is amended as set forth in Item 14. The hour and date specified for receipt of Offers |_| is extended. |_| is not extended. Offers must acknowledge receipt of this amendment prior to the hour and date specified in the solicitation or as amended, by one of the following methods:

(a) By completing Items 8 and 15, and returning __ copies of the amendment; (b) By acknowledging receipt of this amendment on each copy of the offer submitted; or (c) By separate letter or telegram which includes a reference to the solicitation and amendment numbers. FAILURE OF YOUR ACKNOWLEDGEMENT TO BE RECEIVED AT THE PLACE DESIGNATED FOR THE RECEIPT OF OFFERS PRIOR TO THE HOUR AND DATE SPECIFIED MAY RESULT IN REJECTION OF YOUR OFFER. If by virtue of this amendment you desire to change an offer already submitted, such change may be made by telegram or letter, provided each telegram or letter makes reference to the solicitation and this amendment, and is received prior to the opening hour and date specified.
--------------------------------------------------------------------------------
12.     ACCOUNTING AND APPROPRIATION DATA (If required)

--------------------------------------------------------------------------------
13.     THIS ITEM APPLIES ONLY TO MODIFICATIONS OF CONTRACTS/ORDERS,
        IT MODIFIES THE CONTRACT/ORDER NO. AS DESCRIBED IN ITEM 14.
--------------------------------------------------------------------------------
(x)     A. THIS CHANGE ORDER IS ISSUED PURSUANT TO: (Specify authority)
           THE CHANGES SET FORTH IN ITEM 14 ARE MADE IN THE CONTRACT ORDER NO. IN ITEM 10A.
--------------------------------------------------------------------------------
        B. THE ABOVE NUMBERED CONTRACT/ORDER IS MODIFIED TO REFLECT THE ADMINISTRATIVE CHANGES (such as changes in paying office, appropriation date, etc.) SET FORTH IN ITEM 14, PURSUANT TO THE AUTHORITY OF FAR 43.103(b).
--------------------------------------------------------------------------------
        C. THIS SUPPLEMENTAL AGREEMENT IS ENTERED INTO PURSUANT TO AUTHORITY OF:
--------------------------------------------------------------------------------
X       D. OTHER (Specify type of modification and authority)
        Bilateral modification entered into by mutual agreement of both parties
--------------------------------------------------------------------------------
E.      IMPORTANT: Contractor |_| is not, |X| is required to sign this document
                   and return |4| copies to the issuing office.
--------------------------------------------------------------------------------
14. DESCRIPTION OF AMENDMENT/MODIFICATION (Organized by UCF section headings, including solicitation/contract subject matter where feasible.)

          The purpose of this modification is to give notice that the parties hereby agree to convert this contract to a performamce based cost-plus-award-fee/incentive fee contract (completion form task order contract) for the option periods, commencing with Option 1 on October 1, 1998. The Level-of-Effort components of the contract schedule will be changed to accomodate this change in contract type. The award fee evaluation plan will also be modified to reflect the incentive fee arrangement, and put provisions in the plan which will include the assesment of contractor performance against performance based contract metrics in the performance evaluation process.

--------------------------------------------------------------------------------
15A. NAME AND TITLE OF SIGNER (Type or print)
           See Tripartite Signature Page (next page)
--------------------------------------------------------------------------------
15B. CONTRACTOR/OFFEROR                                      15C. DATE SIGNED

        ---------------------------------------
        (Signature of person authorized to sign)
--------------------------------------------------------------------------------
16A. NAME AND TITLE OF CONTRACTING OFFICER (Type or print)
      See Tripartite Signature Page (next page)
--------------------------------------------------------------------------------
16B. UNITED STATES OF AMERICA                                  16C. DATE SIGNED
        BY
             ------------------------
        (Signature of Contracting Officer)
--------------------------------------------------------------------------------
NSN 7540-01-152-8070                  30-105            STANDARD FORM 30 (REV.
PREVIOUS EDITION UNUSABLE                               10-83)
                                                        Prescribed by GSA
                                                        FAR (48 CFR) 53.243

NAS1O-98001 (BDC)                                                      Section A
--------------------------------------------------------------------------------
                           Tripartite Signature Page

Contract:      NAS10-98001                                            Mod. No. 7
Subcontract:   0455-97.706158                                        Page 2 of 2
Dynacs Engineering Company, Inc.
22870 US Hwy 19, North, Suite 405
Clearwater, FL 34621

BY: /S/ RAMEN P. SINGH                   DATE: 6/22/98
NAME AND TITLE:  Ramen P. Singh
                 President

PRIME CONTRACTOR
U.S. Small Business Administration
1320 South Dixie Hwy
Coral Gables, FL 33146

BY: ______________________                   DATE:_____________________

NAME AND TITLE:_______________________

               _______________________

PROCURING AND ADMINISTRATIVE OFFICE

John F. Kennedy Space Center. NASA
Procurement Office, OP-OSO
Kennedy Space Center, FL 32899

BY: ______________________                   DATE:_____________________

NAME AND TITLE:_______________________

               _______________________

AMENDMENT OF SOLICITATION/MODIFICATION OF CONTRACT

1.  CONTRACT ID CODE

    PAGE OF PAGES
     1       2
--------------------------------------------------------------------------------
2.  AMENDMENT/MODIFICATION NO.
             8
--------------------------------------------------------------------------------
3.  EFFECTIVE DATE
    See Block 16C
--------------------------------------------------------------------------------
4.  REQUISITION/PURCHASE REQ. NO.
           MR 971003 S-7
--------------------------------------------------------------------------------
5.  PROJECT NO. (If applicable)
--------------------------------------------------------------------------------
6.  ISSUED BY                                         CODE    OP-OSO
           John F. Kennedy Space Center, NASA
           Procurement Office
           Kennedy Space Center, FL 32899
--------------------------------------------------------------------------------
7.  ADMINISTERED BY (If other than Item 6)            CODE   OP-OSO
           John F. Kennedy Space Center, NASA
           Procurement Office
           Kennedy Space Center, FL 32899
--------------------------------------------------------------------------------
8.  NAME AND ADDRESS OF CONTRACTOR (No., street, county, State, and Zip Code)

    Subcontractor:                        Prime Contractor:

    Dynacs Engineering Company, Inc.      U. S. Small Business Administration
    28870 US Hwy 19 North, Suite 405      1320 South Dixie Hwy
    Clearwater, FL 34621                  Coral Gables, FL 33146

    Subcontract Number: 0455-97-706158

    CODE                                                FACILITY CODE
--------------------------------------------------------------------------------
(x) 9A.    AMENDMENT OF SOLICITATION NO.
--------------------------------------------------------------------------------
    9B.    DATED (SEE ITEM 11)
--------------------------------------------------------------------------------
X   10A. MODIFICATION OF CONTRACT/ORDER NO.
           NAS10-98001
--------------------------------------------------------------------------------
    10B. DATED (SEE ITEM 13)
           9/22/97
--------------------------------------------------------------------------------
            11. THIS ITEM ONLY APPLIES TO AMENDMENTS OF SOLICITATIONS
--------------------------------------------------------------------------------
|_| The above numbered solicitation is amended as set forth in Item 14. The hour and date specified for receipt of Offers |_| is extended. |_| is not extended. Offers must acknowledge receipt of this amendment prior to the hour and date specified in the solicitation or as amended, by one of the following methods:

(a) By completing Items 8 and 15, and returning __ copies of the amendment; (b) By acknowledging receipt of this amendment on each copy of the offer submitted; or (c) By separate letter or telegram which includes a reference to the solicitation and amendment numbers. FAILURE OF YOUR ACKNOWLEDGEMENT TO BE RECEIVED AT THE PLACE DESIGNATED FOR THE RECEIPT OF OFFERS PRIOR TO THE HOUR AND DATE SPECIFIED MAY RESULT IN REJECTION OF YOUR OFFER. If by virtue of this amendment you desire to change an offer already submitted, such change may be made by telegram or letter, provided each telegram or letter makes reference to the solicitation and this amendment, and is received prior to the opening hour and date specified.
--------------------------------------------------------------------------------
12.     ACCOUNTING AND APPROPRIATION DATA (If required)

        CW-1/2590C/400000/34/98/PF Increase $2,823,558.00
        CW-1/2590C/400000/34/97/PF Increase $  125,799.00
                                   Total    $2,949,352.00
--------------------------------------------------------------------------------
13.     THIS ITEM APPLIES ONLY TO MODIFICATIONS OF CONTRACTS/ORDERS,
        IT MODIFIES THE CONTRACT/ORDER NO. AS DESCRIBED IN ITEM 14.
--------------------------------------------------------------------------------
(x)     A. THIS CHANGE ORDER IS ISSUED PURSUANT TO: (Specify authority)
           THE CHANGES SET FORTH IN ITEM 14 ARE MADE IN THE CONTRACT ORDER NO. IN ITEM 10A.
--------------------------------------------------------------------------------
X       B. THE ABOVE NUMBERED CONTRACT/ORDER IS MODIFIED TO REFLECT THE
           ADMINISTRATIVE CHANGES (such as changes in paying office, appropriation date, etc.) SET FORTH IN ITEM 14, PURSUANT TO THE AUTHORITY OF FAR 43.103(b).
--------------------------------------------------------------------------------
        C. THIS SUPPLEMENTAL AGREEMENT IS ENTERED INTO PURSUANT TO AUTHORITY OF:
--------------------------------------------------------------------------------
        D. OTHER (Specify type of modification and authority)
--------------------------------------------------------------------------------
E.      IMPORTANT: Contractor |X| is not, |_| is required to sign this document
                   and return |_| copies to the issuing office.
--------------------------------------------------------------------------------
14. DESCRIPTION OF AMENDMENT/MODIFICATION (Organized by UCF section headings, including solicitation/contract subject matter where feasible.)

        Incremental funding is increased by $2,949,352.00 as reflected in the revised Article B-12, Contract Funding, Table B-12. The funds are estimated to be adequate through September 30, 1998, per contractor memorandum of June 24, 1998.

        As a result of the above change, delete page 13 of the contract, and substitute the enclosed page 13 in lieu thereof.

--------------------------------------------------------------------------------
15A. NAME AND TITLE OF SIGNER (Type or print)

--------------------------------------------------------------------------------
15B. CONTRACTOR/OFFEROR                                      15C. DATE SIGNED

        ---------------------------------------
        (Signature of person authorized to sign)
--------------------------------------------------------------------------------
16A. NAME AND TITLE OF CONTRACTING OFFICER (Type or print)
        Rene E. Paquette
        Contracting Officer
--------------------------------------------------------------------------------
16B. UNITED STATES OF AMERICA                                  16C. DATE SIGNED
        BY    /S/ RENE E. PAQUETTE                                  6-25-98
             ------------------------
        (Signature of Contracting Officer)
--------------------------------------------------------------------------------
NSN 7540-01-152-8070                  30-105            STANDARD FORM 30 (REV.
PREVIOUS EDITION UNUSABLE                               10-83)
                                                        Prescribed by GSA
                               CONTRACTOR'S COPY        FAR (48 CFR) 53.243

NAS1O-98001 (EDC)                                                      Section B
--------------------------------------------------------------------------------

ARTICLE B-11 COVERAGE OF PRE-EXISTING MEDICAL CONDITIONS

Health insurance provided to incumbent employees hired under this contract within 30 days of commencing contract performance will include coverage of pre-existing medical conditions currently covered under the insurance provided by the incumbent contractor.

ARTICLE B-12 NFS 1852.232-81 CONTRACT FUNDING (JUN 1990)
             -------------------------------------------

For purposes of payment of cost, exclusive of fee, pursuant to the Limitation of Funds clause, the total amount allotted by the Government is defined in Table B-12.

Table B-12

Basic    $16,070,575   $   500,000   $   480,769   $   980,769   $    19,231   $ 1,000,000      October 22, 1997
  1                    $   250,000   $ 1,024,650   $ 1,274,650   $    40,986   $ 1,315,636     November 17, 1997
  2                    $   250,000   $   654,615   $   904,615   $    26,185   $   930,800     December 10, 1997
  3                    $    12,452   $ 1,105,371   $ 1,117,823   $    36,124   $ 1,153,947       January 3, 1998
  4                    $   726,823   $ 2,133,009   $ 2,859,832   $    86,903   $ 2,946,735         March 5, 1998
  5                    $ 1,610,156   $ 3,872,422   $ 5,482,578   $   159,632   $ 5,642,210          July 4, 1998
  6                    $ 1,671,191   $ 3,847,546   $ 5,518,737   $    53,137   $ 5,571,875       August 18, 1998
----                                                                                             ---------------
  7

  8                    $ 2,660,340   $   289,012   $ 2,949,352   $         0   $ 2,949,352    September 30, 1998
----------------------------------------------------------------------------------------------------------------
Total    $16,070,575   $ 7,680,962   $13,407,394   $21,088,356   $   422,198   $21,510,555    September 30, 1998
================================================================================================================

                                                                  Modification 8
                                                                   June 25, 1998

AMENDMENT OF SOLICITATION/MODIFICATION OF CONTRACT

1.  CONTRACT ID CODE

    PAGE OF PAGES
     1       2
--------------------------------------------------------------------------------
2.  AMENDMENT/MODIFICATION NO.
             9
--------------------------------------------------------------------------------
3.  EFFECTIVE DATE
    See Block 16C
--------------------------------------------------------------------------------
4.  REQUISITION/PURCHASE REQ. NO.
           MR 971003 S-7
--------------------------------------------------------------------------------
5.  PROJECT NO. (If applicable)
--------------------------------------------------------------------------------
6.  ISSUED BY                                         CODE    OP-OSO
           John F. Kennedy Space Center, NASA
           Procurement Office
           Kennedy Space Center, FL 32899
--------------------------------------------------------------------------------
7.  ADMINISTERED BY (If other than Item 6)            CODE   OP-OSO
           John F. Kennedy Space Center, NASA
           Procurement Office
           Kennedy Space Center, FL 32899
--------------------------------------------------------------------------------
8.  NAME AND ADDRESS OF CONTRACTOR (No., street, county, State, and Zip Code)

    Subcontractor:                        Prime Contractor:

    Dynacs Engineering Company, Inc.      U. S. Small Business Administration
    28870 US Hwy 19 North, Suite 405      1320 South Dixie Hwy
    Clearwater, FL 34621                  Coral Gables, FL 33146

    Subcontract Number: 0455-97-706158

    CODE                                                FACILITY CODE
--------------------------------------------------------------------------------
(x) 9A.    AMENDMENT OF SOLICITATION NO.
--------------------------------------------------------------------------------
    9B.    DATED (SEE ITEM 11)
--------------------------------------------------------------------------------
X   10A. MODIFICATION OF CONTRACT/ORDER NO.
           NAS10-98001
--------------------------------------------------------------------------------
    10B. DATED (SEE ITEM 13)
           9/22/97
--------------------------------------------------------------------------------
            11. THIS ITEM ONLY APPLIES TO AMENDMENTS OF SOLICITATIONS
--------------------------------------------------------------------------------
|_| The above numbered solicitation is amended as set forth in Item 14. The hour and date specified for receipt of Offers |_| is extended. |_| is not extended. Offers must acknowledge receipt of this amendment prior to the hour and date specified in the solicitation or as amended, by one of the following methods:

(a) By completing Items 8 and 15, and returning __ copies of the amendment; (b) By acknowledging receipt of this amendment on each copy of the offer submitted; or (C) By separate letter or telegram which includes a reference to the solicitation and amendment numbers. FAILURE OF YOUR ACKNOWLEDGEMENT TO BE RECEIVED AT THE PLACE DESIGNATED FOR THE RECEIPT OF OFFERS PRIOR TO THE HOUR AND DATE SPECIFIED MAY RESULT IN REJECTION OF YOUR OFFER. If by virtue of this amendment you desire to change an offer already submitted, such change may be made by telegram or letter, provided each telegram or letter makes reference to the solicitation and this amendment, and is received prior to the opening hour and date specified.
--------------------------------------------------------------------------------
12.     ACCOUNTING AND APPROPRIATION DATA (If required)

                                      N/A
--------------------------------------------------------------------------------
13.     THIS ITEM APPLIES ONLY TO MODIFICATIONS OF CONTRACTS/ORDERS,
        IT MODIFIES THE CONTRACT/ORDER NO. AS DESCRIBED IN ITEM 14.
--------------------------------------------------------------------------------
(x)     A. THIS CHANGE ORDER IS ISSUED PURSUANT TO: (Specify authority)
           THE CHANGES SET FORTH IN ITEM 14 ARE MADE IN THE CONTRACT ORDER NO. IN ITEM 10A.
--------------------------------------------------------------------------------
X       B. THE ABOVE NUMBERED CONTRACT/ORDER IS MODIFIED TO REFLECT THE
           ADMINISTRATIVE CHANGES (such as changes in paying office, appropriation date, etc.) SET FORTH IN ITEM 14, PURSUANT TO THE AUTHORITY OF FAR 43.103(b).
--------------------------------------------------------------------------------
        C. THIS SUPPLEMENTAL AGREEMENT IS ENTERED INTO PURSUANT TO AUTHORITY OF:
--------------------------------------------------------------------------------
        D. OTHER (Specify type of modification and authority)
--------------------------------------------------------------------------------
E.      IMPORTANT: Contractor |X| is not, |_| is required to sign this document
                   and return |_| copies to the issuing office.
--------------------------------------------------------------------------------
14. DESCRIPTION OF AMENDMENT/MODIFICATION (Organized by UCF section headings, including solicitation/contract subject matter where feasible.)

        THE PURPOSE OF THIS MODIFICATION IS TO CORRECT MODIFICATION #8, BLOCK 12 OF SF 30 and ARTICLE B-12, PAGE 13, LINE ITEM #8 to read a total of $2,949,357 IN LIEU OF $2,949,352. ARTICLE B-12 PAGE 13, Total Obligation to date should read $21,510,560 in lieu of $21,510,555.

        As a result of the above change, delete page 13 of the contract, and substitute the enclosed page 13 in lieu thereof.
--------------------------------------------------------------------------------
15A. NAME AND TITLE OF SIGNER (Type or print)

--------------------------------------------------------------------------------
15B. CONTRACTOR/OFFEROR                                      15C. DATE SIGNED

        ---------------------------------------
        (Signature of person authorized to sign)
--------------------------------------------------------------------------------
16A. NAME AND TITLE OF CONTRACTING OFFICER (Type or print)
        Rene E. Paquette
        Contracting Officer
--------------------------------------------------------------------------------
16B. UNITED STATES OF AMERICA                                  16C. DATE SIGNED
        BY    /S/ RENE E. PAQUETTE                                  6-29-98
             ------------------------
        (Signature of Contracting Officer)
--------------------------------------------------------------------------------
NSN 7540-01-152-8070                  30-105            STANDARD FORM 30 (REV.
PREVIOUS EDITION UNUSABLE                               10-83)
                                                        Prescribed by GSA
                               CONTRACTOR'S COPY        FAR (48 CFR) 53.243

NAS1O-98001 (EDC)                                                      Section B
--------------------------------------------------------------------------------

ARTICLE B-11 COVERAGE OF PRE-EXISTING MEDICAL CONDITIONS
             -------------------------------------------

Health insurance provided to incumbent employees hired under this contract within 30 days of commencing contract performance will include coverage of pre-existing medical conditions currently covered under the insurance provided by the incumbent contractor.

ARTICLE B-12 NFS 1852.232-81 CONTRACT FUNDING (JUN 1990)
             -------------------------------------------

For purposes of payment of cost, exclusive of fee, pursuant to the Limitation of Funds clause, the total amount allotted by the Government is defined in Table B-12.

Table B-12

Basic    $16,070,575   $   500,000   $   480,769   $   980,769   $    19,231   $ 1,000,000      October 22, 1997
  1                    $   250,000   $ 1,024,650   $ 1,274,650   $    40,986   $ 1,315,636     November 17, 1997
  2                    $   250,000   $   654,615   $   904,615   $    26,185   $   930,800     December 10, 1997
  3                    $    12,452   $ 1,105,371   $ 1,117,823   $    36,124   $ 1,153,947       January 3, 1998
  4                    $   726,823   $ 2,133,009   $ 2,859,832   $    86,903   $ 2,946,735         March 5, 1998
  5                    $ 1,610,156   $ 3,872,422   $ 5,482,578   $   159,632   $ 5,642,210          July 4, 1998
  6                    $ 1,671,191   $ 3,847,546   $ 5,518,737   $    53,137   $ 5,571,875       August 18, 1998

  7
  8                    $ 2,660,340   $   289,012   $ 2,949,352   $         0   $ 2,949,352    September 30, 1998
  9                    $         0   $         0   $         5   $         0   $         5    September 30, 1998
----------------------------------------------------------------------------------------------------------------
Total    $16,070,575   $ 7,680,962   $13,407,394   $21,088,361   $   422,198   $21,510,560    September 30, 1998
================================================================================================================

                                  13                              Modification 9
                                                                   June 29, 1998

AMENDMENT OF SOLICITATION/MODIFICATION OF CONTRACT

1.  CONTRACT ID CODE

    PAGE OF PAGES
     1       6
--------------------------------------------------------------------------------
2.  AMENDMENT/MODIFICATION NO.
             10
--------------------------------------------------------------------------------
3.  EFFECTIVE DATE
    See Block 16C
--------------------------------------------------------------------------------
4.  REQUISITION/PURCHASE REQ. NO.

--------------------------------------------------------------------------------
5.  PROJECT NO. (If applicable)
--------------------------------------------------------------------------------
6.  ISSUED BY                                         CODE    OP-OSO   RP
           John F. Kennedy Space Center, NASA
           Procurement Office
           Kennedy Space Center, FL 32899
--------------------------------------------------------------------------------
7.  ADMINISTERED BY (If other than Item 6)            CODE   OP-OSO
           John F. Kennedy Space Center, NASA
           Procurement Office
           Kennedy Space Center, FL 32899
--------------------------------------------------------------------------------
8.  NAME AND ADDRESS OF CONTRACTOR (No., street, county, State, and Zip Code)

    Subcontractor:                           Prime Contractor:

    Dynacs Engineering Company, Inc.         U. S. Small Business Administration
    35111 US Highway 19 North, Suite 300     100 So. Biscayne Blvd. 7th fl.
    Palm Harbor, FL 34684                    Miami, FL 33131

    Subcontract Number: 0455-97-706158

    CODE                                                FACILITY CODE
--------------------------------------------------------------------------------
(x) 9A.    AMENDMENT OF SOLICITATION NO.
--------------------------------------------------------------------------------
    9B.    DATED (SEE ITEM 11)
--------------------------------------------------------------------------------
X   10A. MODIFICATION OF CONTRACT/ORDER NO.
           NAS10-98001
--------------------------------------------------------------------------------
    10B. DATED (SEE ITEM 13)
           9/22/97
--------------------------------------------------------------------------------
            11. THIS ITEM ONLY APPLIES TO AMENDMENTS OF SOLICITATIONS
--------------------------------------------------------------------------------
|_| The above numbered solicitation is amended as set forth in Item 14. The hour and date specified for receipt of Offers |_| is extended, |_| is not extended.

Offers must acknowledge receipt of this amendment prior to the hour and date specified in the solicitation or as amended, by one of the following methods:

(a) By completing Items 8 and 15, and returning __ copies of the amendment; (b) By acknowledging receipt of this amendment on each copy of the offer submitted; or (c) By separate letter or telegram which includes a reference to the solicitation and amendment numbers. FAILURE OF YOUR ACKNOWLEDGEMENT TO BE RECEIVED AT THE PLACE DESIGNATED FOR THE RECEIPT OF OFFERS PRIOR TO THE HOUR AND DATE SPECIFIED MAY RESULT IN REJECTION OF YOUR OFFER. If by virtue of this amendment you desire to change an offer already submitted, such change may be made by telegram or letter, provided each telegram or letter makes reference to the solicitation and this amendment, and is received prior to the opening hour and date specified.
--------------------------------------------------------------------------------
12.     ACCOUNTING AND APPROPRIATION DATA (If required)


--------------------------------------------------------------------------------
13.     THIS ITEM APPLIES ONLY TO MODIFICATIONS OF CONTRACTS/ORDERS,
        IT MODIFIES THE CONTRACT/ORDER NO. AS DESCRIBED IN ITEM 14.
--------------------------------------------------------------------------------
(x)     A. THIS CHANGE ORDER IS ISSUED PURSUANT TO: (Specify authority)
           THE CHANGES SET FORTH IN ITEM 14 ARE MADE IN THE CONTRACT ORDER NO. IN ITEM 10A.
--------------------------------------------------------------------------------
        B. THE ABOVE NUMBERED CONTRACT/ORDER IS MODIFIED TO REFLECT THE ADMINISTRATIVE CHANGES (such as changes in paying office, appropriation date, etc.) SET FORTH IN ITEM 14, PURSUANT TO THE AUTHORITY OF FAR 43.103(b).
--------------------------------------------------------------------------------
        C. THIS SUPPLEMENTAL AGREEMENT IS ENTERED INTO PURSUANT TO AUTHORITY OF:
--------------------------------------------------------------------------------
 X      D. OTHER (Specify type of modification and authority)
        Contract Article B-5.
--------------------------------------------------------------------------------
E.      IMPORTANT: Contractor |_| is not, |X| is required to sign this document
                   and return |4| copies to the issuing office.
--------------------------------------------------------------------------------
14. DESCRIPTION OF AMENDMENT/MODIFICATION (Organized by UCF section headings, including solicitation/contract subject matter where feasible.)
          The purpose of this modification is to:
          1. Excercise an option for 134,000 level-of-effort hours.
          2. Change the address of the Prime Contractor and Subcontractor
          3. Correct Table B-12.
          4. Add Table to track options hours exercised.

                                  (See Page 2)

--------------------------------------------------------------------------------
15A. NAME AND TITLE OF SIGNER (Type or print)

--------------------------------------------------------------------------------
15B. CONTRACTOR/OFFEROR                                      15C. DATE SIGNED

        ---------------------------------------
        (Signature of person authorized to sign)
--------------------------------------------------------------------------------
16A. NAME AND TITLE OF CONTRACTING OFFICER (Type or print)
        Rene E. Paquette
        Contracting Officer
--------------------------------------------------------------------------------
16B. UNITED STATES OF AMERICA                                  16C. DATE SIGNED
        BY    /S/ RENE E. PAQUETTE                                  7-10-98
             ------------------------
        (Signature of Contracting Officer)
--------------------------------------------------------------------------------
NSN 7540-01-152-8070                  30-105            STANDARD FORM 30 (REV.
PREVIOUS EDITION UNUSABLE                               10-83)
                                                        Prescribed by GSA
                                                        FAR (48 CFR) 53.243

                               DUPLICATE ORIGINAL

                                                                     Page 2 of 6
                                                                     Mod. No. 10

1. Pursuant to Contract Article B-5, OPTIONS TO EXTEND THE PERIOD OF CONTRACT AND OPTIONS FOR INCREMENTAL INCREASE OF EFFORT, the Government unilaterally increases the number of man-hours required by 134,000 for the period October 1, 1997 through September 30, 1998. A table for tracking exercised option hours has been incorporated in this article.

2. Contract Article B-3, CONTRACT VALUE, for the period 10/1/97 through 9/30/98 is increased by $3,615,320 (134,000 option man-hours @ the contract option hours labor rate of $26.98 - no fee).

3. Contract Article B-12, NFS 1852.232-81 CONTRACT FUNDING (JUN 1990). The columns for Cost Other and Total Cost & Fee are corrected to reflect error in addition on a previous modification.

4. Address changes on both the prime and subcontractor are made on the SF30.

As a result of the above changes, pages 7, 8, 9 and 13 of said contract, as modified, are deleted and replacement pages 7, 8,9 and 13 are substituted in lieu thereof.

NAS10-98001 (EDC)                                                      Section B
--------------------------------------------------------------------------------

                             PART I - THE SCHEDULE

                                   Section B

                      Supplies or Services and Prices/Cost
                      ------------------------------------

ARTICLE B-1 TYPE OF CONTRACT
            ----------------

This is a cost-plus-award-fee, term form of contract with a level of effort basis. The Contractor is obligated to provide Engineering, Engineering Support, and Facilities and Laboratory Support. Specific requirements will be levied on the Contractor by Work Orders in accordance with the Statement of Work (SOW), Attachment J-1.

ARTICLE B-2 EFFORT REQUIRED DURING CONTRACT PERFORMANCE
            --------------------------------------------

A. The Contractor shall provide non-personal services for NASA as described in Article C-1, "Scope of Work" and Attachment J-1, "Statement of Work" on a level of effort (LOE) basis. In performance of the described work during the contract period set forth below, the Contractor shall not exceed the total labor hours on the contract, including subcontractor and overtime hours.

Table B-2
---------------------------------------------------------------
                               Labor Hours
Contract Period     Minimum       Target      Maximum
---------------------------------------------------------------
10/1/97-9/30/98     375,502       387,115     398,728
Mod. No 10                                    134,000
Total                                         532,728

Option Periods
10/1/98 - 9/30/99   375,502        387,115    398,728
10/1/99 - 9/30/00   375,502        387,115    398,728
10/1/00 - 9/30/01   375,502        387,115    398,728
10/1/01 - 9/30/02   375,502        387,115    398,728


B. If the Contractor has not provided the specified minimum quantity of total contract labor hours set forth in the above paragraph A, an equitable downward adjustment will be made in estimated cost and available award fee. The downward adjustment will be based on the difference between the minimum labor hours specified under this Article and the number of labor hours provided by the Contractor. This provision does not affect the Government's right to reduce the quantity of labor hours during the term of this contract pursuant to the Termination Clause (FAR 52.249-6).

C. When the total labor hours expended reach 95% of the maximum labor hours specified above, the Contractor shall notify the Contracting Officer as to whether or not the Contractor believes that amount will be sufficient for the balance of the period of performance, or if additional labor hours will be required. In the latter case, the notification shall include the estimated "adequate through" date for the unexpended balance and an estimate of the additional hours required for the balance of the period of performance. If, during the term of the contract, an increase in the specified maximum number of labor hours becomes necessary, the Government may elect to increase the

D. As used herein, the term "labor hours" shall include the productive and non-productive time of the employees assigned to this contract (including subcontracted and overtime labor hours).

                                                             Modification No. 10
                                                                     Page 3 of 6

NAS10-98001 (EDC)                                                      Section B
--------------------------------------------------------------------------------

ARTICLE B-3 CONTRACT VALUE
            --------------

A. The contract value is comprised of estimated cost and award fee as shown in Table B-3. The Contractor may earn award fee at the end of the twelve month basic period of performance and any twelve month option period, if exercised.

Table B-3

--------------------------------------------------------------------------------------------------
                     Estimated     Available      Earned Award             Adjective   Contract
Contract Period        Cost        Award Fee          Fee        Score       Rating      Value
--------------------------------------------------------------------------------------------------
10/1/97 - 9/30/98   $15,648,377    $   422,198       $ TBD        TBD         TBD      $16,070,575
Mod No 10           $ 3,615,320    $         0                                         $ 3,615,320
                    -----------    -----------                                         -----------
                    $19,263,697    $   422,198       $ TBD        TBD         TBD      $19,685,895
                    ===========    ===========                                         ===========
Option Periods
10/1/98 - 9/30/99   $15,928,312    $   433,396       $ TBD        TBD         TBD      $16,361,708
                    -----------    -----------                                         -----------
10/1/99 - 9/30/00   $16,221,875    $   445,138       $ TBD        TBD         TBD      $16,667,013
                    -----------    -----------                                         -----------
10/1/00 - 9/30/01   $16,546,972    $   458,142       $ TBD        TBD         TBD      $17,005,114
                    -----------    -----------                                         -----------
10/1/01 - 9/30/02   $16,881,876    $   471,538       $ TBD        TBD         TBD      $17,353,414
                    -----------    -----------                                         -----------

The fee allocation rate for optional labor hours exercised pursuant to Article B-5 shall be the rate applicable to the current contract period as specified therein.

ARTICLE B-4 OTHER DIRECT COSTS
            ------------------
Notwithstanding the provisions of Article G-7 entitled "Base Support", the Contractor may be required to provide Work Order related items identified in, or required by, Work Orders issued in accordance with Attachment J-1, Appendix 3 "Work Order Procedure." These items, classified as Other Direct Costs, include, but are not limited to, materials, supplies, equipment, maintenance services, travel, and training. This action is authorized only if such items/services are not available pursuant to Article G-7 entitled "Base Support." The estimated cost of this contract includes the amount of $5,000,000 in the basic contract period and $5,000,000 in each of the four option periods for the acquisition of such items or services. The costs covered by this article shall be separately accumulated and reported in accordance with DRD-003. Such costs are considered non-fee-bearing.

ARTICLE B-5 OPTIONS TO EXTEND THE PERIOD OF CONTRACT AND
            --------------------------------------------
            OPTIONS FOR INCREMENTAL INCREASE OF EFFORT
            --------------------------------------------

A.      Options to Extend the Period of Contract

        1. This contract is renewable for the periods identified as options in Table B-3 at the option of the Government.

        2. The Government may extend the term of the contract for the quantities of supplies or services and period specified in the Schedule by written modification of this contract before the current contract performance period expires, provided that the Government will give the Contractor a preliminary written notice of intent to extend at least 60 days prior to expiration of any current period of performance. The preliminary notice does not commit the Government to exercise the option.

        3. If the Government exercises any Option, the extended contract shall be considered to include this option provision.


                                                             Modification No. 10

NAS10-98001 (EDC)                                                      Section B
--------------------------------------------------------------------------------

        4. The total duration of this contract, including the exercise of any option(s) under this clause, shall not exceed five (5) years.

        5. It is understood and agreed that any continued performance of services from period to period shall be at the sole determination of the Government and will be contingent upon prior satisfactory performance. Failure to renew the contract for any subsequent period of performance shall not be considered as a termination for the convenience of the Government.

B.      Options for Incremental Increase of Effort

        The Government may unilaterally increase the number of labor hours required to be furnished pursuant to Article B-2, during any one year period of performance, by an amount ranging from 1 to 1,935,575 labor hours; provided that the cumulative total of option hours exercised does not exceed 1,935,575 labor hours for the five year contract period. If the Government elects to exercise its option to increase the number of labor hours, the Contractor will be notified by a contract modification executed by the Contracting Officer. If any option is exercised, the number of minimum, target, and maximum labor hours set forth in Table B-2 will be increased by the number of hours exercised. The estimated cost and available award fee in Article B-3 will be increased as follows for each additional labor hour exercised:

        If Exercised During the Period    Option Labor Rate     Option Fee Rate
        ------------------------------    -----------------     ---------------
        10/01/97-09/30/98                        $ 26.98           $  0.00
                                                 -------           -------
        10/01/98-09/30/99                        $ 27.70           $  0.00
                                                 -------           -------
        l0/01/99-09/30/00                        $ 28.45           $  0.00
                                                 -------           -------
        l0/0l/00-09/30/0l                        $ 29.28           $  0.00
                                                 -------           -------
        10/0l/0l-09/30/02                        $ 30.14           $  0.00
                                                 -------           -------

        Failure to exercise any option of the contract shall not be considered as a termination for the convenience of the Government, If the Government exercises one or any of the options under this contract, the contract, as amended, shall include all terms and conditions of the contract as it exists immediately prior to the exercise of the additional option(s).

        For historical tracking purposes, the following table is established to document the amount of man-hours exercised to date and the optional man-hours remaining available:

        Option Hours at Award:      1,193,575
                                     (134,000) (exercised via modification #10)
                                    ---------
        Balance                     1,059,575

ARTICLE B-6 OPTIONS FOR OTHER DIRECT COSTS
            ------------------------------

In addition to the amount for ODC included in Article B-4 as part of the basic contract, the Government may increase the amount available for payment of Work Order related items identified in, or required by, Work Orders issued in accordance with Attachment J-1, Appendix 3 "Work Order Procedure" by not more than the total shown below. These items, classified as Other Direct Costs, include, but are not limited to materials, supplies, equipment, maintenance services, travel and training. If the Government elects to exercise its option to increase the amount available for ODC, the Contractor will be notified by a unilateral Contract Modification executed by the Contracting Officer. Options increasing the amounts available for ODC may be exercised one or more times, at any time during the performance period of this contract, provided that the cumulative total estimated cost exercised does not exceed the amount shown below. The estimated cost in Article B-3 will be adjusted to reflect the amount of option exercised.


                                                             Modification No. 10

NAS10-98001 (EDC)                                                      Section B
--------------------------------------------------------------------------------

ARTICLE B-11 COVERAGE OF PRE-EXISTING MEDICAL CONDITIONS
             -------------------------------------------

Health insurance provided to incumbent employees hired under this contract within 30 days of commencing contract performance will include coverage of pre-existing medical conditions currently covered under the insurance provided by the incumbent contractor.

ARTICLE B-12 NFS 1852.232-81 CONTRACT FUNDING (JUN 1990)
             ------------------------------------------

For purposes of payment of cost, exclusive of fee, pursuant to the Limitation of Funds clause, the total amount allotted by the Government is defined in Table B-12.

Table B-12

          Contract                    Cost                               Total Cost     Adequate
Mod        Value         ODC          Other         Total        Fee       & Fee        ThruDate
-----------------------------------------------------------------------------------------------
Basic    16,070,575    500,000        480,769       980,769     19,231   1,000,000     22-Oct-97
  1                    250,000      1,024,650     1,274,650     40,986   1,315,636     17-Nov-97
  2                    250,000        654,615       904,615     26,185     930,800     10-Dec-97
  3                     12,452      1,105,371     1,117,823     36,124   1,153,947      3-Jan-98
  4                    726,823      2,133,009     2,859,832     86,903   2,946,735      5-Mar-98
  5                  1,610,156      3,872,422     5,482,578    159,632   5,642,210      4-Jul-98
  6                  1,671,191      3,847,546     5,518,737     53,137   5,571,874     18-Aug-98
  8                  2,660,340        289,012     2,949,352          0   2,949,352     30-Sep-98
  9                          0              5             5          0           5     30-Sep-98
  10    $ 3,615,320         $0             $0            $0         $0          $0
------------------------------------------------------------------------------------------------
Total   $19,685,895 $7,680,962    $13,407,399   $21,088,361   $422,198 $21,510,559     30-Sep-98


                                                                 Modification 10

AMENDMENT OF SOLICITATION/MODIFICATION OF CONTRACT

1.  CONTRACT ID CODE

    PAGE OF PAGES
     1       4
--------------------------------------------------------------------------------
2.  AMENDMENT/MODIFICATION NO.
             11
--------------------------------------------------------------------------------
3.  EFFECTIVE DATE
    See Block 16C
--------------------------------------------------------------------------------
4.  REQUISITION/PURCHASE REQ. NO.

--------------------------------------------------------------------------------
5.  PROJECT NO. (If applicable)
--------------------------------------------------------------------------------
6.  ISSUED BY                                         CODE    OP-OSO RP
           John F. Kennedy Space Center, NASA
           Procurement Office
           Kennedy Space Center, FL 32899
--------------------------------------------------------------------------------
7.  ADMINISTERED BY (If other than Item 6)            CODE   OP-OSO RP
           John F. Kennedy Space Center, NASA
           Procurement Office
           Kennedy Space Center, FL 32899
--------------------------------------------------------------------------------
8.  NAME AND ADDRESS OF CONTRACTOR (No., street, county, State, and Zip Code)

    Subcontractor                         Prime Contractor

    Dynacs Engineering Co., Inc.          U. S. Small Business Administration
    35111 US Hwy 19 N., Suite 300         100 S. Biscayne Blvd., 7th Floor
    Palm Harbor, FL 34684                 Miami, FL 33131

    Subcontract Number: 0455-97-706158

    CODE                                                FACILITY CODE
--------------------------------------------------------------------------------
(x) 9A.    AMENDMENT OF SOLICITATION NO.
--------------------------------------------------------------------------------
    9B.    DATED (SEE ITEM 11)
--------------------------------------------------------------------------------
X   10A. MODIFICATION OF CONTRACT/ORDER NO.
           NAS10-98001
--------------------------------------------------------------------------------
    10B. DATED (SEE ITEM 13)
           10/1/97
--------------------------------------------------------------------------------
            11. THIS ITEM ONLY APPLIES TO AMENDMENTS OF SOLICITATIONS
--------------------------------------------------------------------------------
|_| The above numbered solicitation is amended as set forth in Item 14. The hour and date specified for receipt of Offers |_| is extended. |_| is not extended. Offers must acknowledge receipt of this amendment prior to the hour and date specified in the solicitation or as amended, by one of the following methods:

(a) By completing Items 8 and 15, and returning __ copies of the amendment; (b) By acknowledging receipt of this amendment on each copy of the offer submitted; or (C) By separate letter or telegram which includes a reference to the solicitation and amendment numbers. FAILURE OF YOUR ACKNOWLEDGEMENT TO BE RECEIVED AT THE PLACE DESIGNATED FOR THE RECEIPT OF OFFERS PRIOR TO THE HOUR AND DATE SPECIFIED MAY RESULT IN REJECTION OF YOUR OFFER. If by virtue of this amendment you desire to change an offer already submitted, such change may be made by telegram or letter, provided each telegram or letter makes reference to the solicitation and this amendment, and is received prior to the opening hour and date specified.
--------------------------------------------------------------------------------
12.     ACCOUNTING AND APPROPRIATION DATA (If required)


--------------------------------------------------------------------------------
13.     THIS ITEM APPLIES ONLY TO MODIFICATIONS OF CONTRACTS/ORDERS,
        IT MODIFIES THE CONTRACT/ORDER NO. AS DESCRIBED IN ITEM 14.
--------------------------------------------------------------------------------
        A. THIS CHANGE ORDER IS ISSUED PURSUANT TO: (Specify authority)
           THE CHANGES SET FORTH IN ITEM 14 ARE MADE IN THE CONTRACT ORDER NO. IN ITEM 10A.
--------------------------------------------------------------------------------
        B. THE ABOVE NUMBERED CONTRACT/ORDER IS MODIFIED TO REFLECT THE ADMINISTRATIVE CHANGES (such as changes in paying office, appropriation date, etc.) SET FORTH IN ITEM 14, PURSUANT TO THE AUTHORITY OF FAR 43.103(b).
--------------------------------------------------------------------------------
 X C. THIS SUPPLEMENTAL AGREEMENT IS ENTERED INTO PURSUANT TO AUTHORITY OF FAR 52.243-2 CHANGES - COST - REIMBURSEMENT (AUG 1987) ALT II (APR 1984)
--------------------------------------------------------------------------------
        D. OTHER (Specify type of modification and authority)
--------------------------------------------------------------------------------
E.      IMPORTANT: Contractor |_| is not, |X| is required to sign this document
                   and return |3| copies to the issuing office.
--------------------------------------------------------------------------------
14. DESCRIPTION OF AMENDMENT/MODIFICATION (Organized by UCF section headings, including solicitation/contract subject matter where feasible.)

The purpose of this Supplemental Agreement is to incorporate additional "Year 2000 Compliance" requirements in the contract.

As a result of the above change, page 52 of subject contract, as modified is hereby deleted, and the attached replacement page 52 and new page 52.1 are substituted in lieu thereof.

The Contractor agrees that the contract change made herein result in no increases or decreases to the estimated cost and fee of the contract.
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
15B. CONTRACTOR/OFFEROR                                      15C. DATE SIGNED

-----------------------------------------------
        (Signature of person authorized to sign)
--------------------------------------------------------------------------------
16B. UNITED STATES OF AMERICA                                  16C. DATE SIGNED
BY
        -----------------------------
        (Signature of Contracting Officer)
--------------------------------------------------------------------------------
NSN 7540-01-152-8070                  30-105            STANDARD FORM 30 (REV.
PREVIOUS EDITION UNUSABLE                               10-83)
                                                        Prescribed by GSA
                                                        FAR (48 CFR) 53.243

NAS10-98001 (EDC)                                                      Section A
--------------------------------------------------------------------------------

Contract:     NAS 10-98001
Subcontract:  0455-97-706158
--------------------------------------------------------------------------------
SUBCONTRACTOR:

Dynacs Engineering Company, Inc.
35111 US Hwy 19, North, Suite 300
Palm Harbor, FL 34684

BY: /S/ RAMEN P. SINGH                     DATE: 7/24/98
    --------------------------------             --------------
NAME AND TITLE: --------------------
                --------------------
--------------------------------------------------------------------------------
PRIME CONTRACTOR:

U.S. Small Business Administration
100 S. Biscayne Blvd., 7th floor
Miami, FL 33131

BY:--------------------------------        DATE:
NAME AND TITLE:                                 -----------------
               --------------------
--------------------------------------------------------------------------------
PROCURING AND ADMINISTRATIVE OFFICE:

John F. Kennedy Space Center, NASA
Procurement Office, OP-OSO
Kennedy Space Center, FL 32899

BY:--------------------------------              DATE:
NAME AND TITLE:                                       --------------
               --------------------

NAS10-98001 (EDC)                                                      Section A
--------------------------------------------------------------------------------
                           Tripartite Signature Page

Contract:     NAS10-98001
Subcontract:  0455-97-706158
--------------------------------------------------------------------------------
SUBCONTRACTOR:

Dynacs Engineering Company, Inc.
35111 US Hwy 19, North, Suite 300
Palm Harbor, FL 34684

BY: /S/ RAMEN P. SINGH                     DATE: 7/24/98
    -------------------------------              -------------------
NAME AND TITLE:
               --------------------
               --------------------
--------------------------------------------------------------------------------
PRIME CONTRACTOR:

U.S. Small Business Administration
100 S. Biscayne Blvd., 7th floor
Miami, FL 33131

BY: /S/ G. REY MORAN                          DATE: 8/3/98
   --------------------------------                -----------------
NAME AND TITLE: G. REY MORAN
                U.S. Small Business Administration
                Contracting Officer
                ----------------------------------
--------------------------------------------------------------------------------
PROCURING AND ADMINISTRATIVE OFFICE:

John F. Kennedy Space Center, NASA
Procurement Office, OP-OSO
Kennedy Space Center, FL 32899

BY: /S/ RENE E. PAQUETTE                      DATE: 8/10/98
   --------------------------------                -----------------
NAME AND TITLE:    RENE E. PAQUETTE
                   ---------------------
                   CONTRACTING OFFICER
                   ---------------------

--------------------------------------------------------------------------------

                                                             Modification No. 11
NAS10-98001 (EDC)                                                 Attachment J-1
--------------------------------------------------------------------------------

        Items or services acquired under this contract are required to include accurate processing of the date and date-related data (including but not limited to calculating, comparing, and sequencing) by all hardware and software products delivered under this contract, individually and in combination, upon installation. This also includes the manipulation of data with dates prior to, through, and beyond January 1, 2000, and shall be transparent to the use.

        Hardware and software products provided under this contract shall, individually, and in combination, successfully transition into the Year 2000 with the correct system date, without human intervention, including leap year calculations. Such products shall also provide correct results when moving forward or backward in time across the Year 2000 or subsequent years.

        Year 2000 Compliance

        (a) "Year 2000 compliant," as used herein, means that the information technology (hardware, software and firmware, including embedded systems or any other electro-mechanical or processor-based systems used in accordance with its associated documentation) accurately processes date and date-related data (including, but not limited to, calculating, comparing and sequencing) from, into, and between the twentieth and twenty-first centuries, and the years 1999 and 2000 and leap year calculations, to the extent that other information technology, used in combination with the information technology being acquired, property exchanges date and date-related data with it.

        (b) Any information technology provided, operated and/or maintained under this contract must be Year 2000 compliant. To ensure this result, the Contractor shall provide documentation describing how the IT items or services demonstrate Year 2000 compliance, consisting of: a certification document signed by the vendor and/or original equipment manufacturer for commercial items. For IT items or services developed or built, or commercial items integrated into a viable package by the contractor, the contractor shall provide a certification document and integrated test results demonstrating Year 2000 compliance.

        (c) Milestones for Renovation, Validation and Implementation: Any IT determined to be non-Year 2000 compliant shall be replaced, retired, or repaired in accordance with the following schedule:

                1. "Renovation" includes making and documenting software and hardware changes, developing replacement systems, and decommissioning systems to be retired. The Contractor must complete renovation of affected software, hardware and firmware by September 30, 1998.

                2. "Validation" includes unit, integration, system and end-to-end testing for Year 2000 compliance. The Contractor must complete validation and testing of converted or replaced systems by January 31, 1999.

                3. "Implementation" includes acceptance testing and integration of converted and replaced systems into a production environment The Contract must complete implementation by March 31, 1999.

        (d) At a minimum, the Contractor shall provide documentation, including project plans and status reports, which demonstrate that the Contractor is meeting the milestones listed above.

AMENDMENT OF SOLICITATION/MODIFICATION OF CONTRACT

1.  CONTRACT ID CODE

    NAS10-98001

    PAGE OF PAGES
     1       7
--------------------------------------------------------------------------------
2.  AMENDMENT/MODIFICATION NO.
             12
--------------------------------------------------------------------------------
3.  EFFECTIVE DATE
    See Block 16C
--------------------------------------------------------------------------------
4.  REQUISITION/PURCHASE REQ. NO.

--------------------------------------------------------------------------------
5.  PROJECT NO. (If applicable)
--------------------------------------------------------------------------------
6.  ISSUED BY                                         CODE    OP-OSO RP
           John F. Kennedy Space Center, NASA
           Procurement Office
           Kennedy Space Center, FL 32899
--------------------------------------------------------------------------------
7.  ADMINISTERED BY (If other than Item 6)            CODE   OP-OSO RP
           John F. Kennedy Space Center, NASA
           Procurement Office
           Kennedy Space Center, FL 32899
--------------------------------------------------------------------------------
8.  NAME AND ADDRESS OF CONTRACTOR (No., street, county, State, and Zip Code)

    Subcontractor                         Prime Contractor

    Dynacs Engineering Company, Inc.      U. S. Small Business Administration
    35111 US Highway 19 N., Suite 300     100 S. Biscayne Blvd., 7th Floor
    Palm Harbor, FL 34684                 Miami, FL 33131

    Subcontract Number: 0455-97-706158

    CODE                                                FACILITY CODE
--------------------------------------------------------------------------------
(x) 9A.    AMENDMENT OF SOLICITATION NO.

    9B.    DATED (SEE ITEM 11)
--------------------------------------------------------------------------------
X   10A. MODIFICATION OF CONTRACT/ORDER NO.
           NAS10-98001
--------------------------------------------------------------------------------
    10B. DATED (SEE ITEM 13)
           10/1/97
--------------------------------------------------------------------------------
            11. THIS ITEM ONLY APPLIES TO AMENDMENTS OF SOLICITATIONS
--------------------------------------------------------------------------------
|_| The above numbered solicitation is amended as set forth in Item 14. The hour and date specified for receipt of Offers |_| is extended, |_| is not extended. Offers must acknowledge receipt of this amendment prior to the hour and date specified in the solicitation or as amended, by one of the following methods:

(a) By completing items 8 and 15, and returning __ copies of the amendment; (b) By acknowledging receipt of this amendment on each copy of the offer submitted; or (C) By separate letter or telegram which includes a reference to the solicitation and amendment numbers. FAILURE OF YOUR ACKNOWLEDGEMENT TO BE RECEIVED AT THE PLACE DESIGNATED FOR THE RECEIPT OF OFFERS PRIOR TO THE HOUR AND DATE SPECIFIED MAY RESULT IN REJECTION OF YOUR OFFER. If by virtue of this amendment you desire to change an offer already submitted, such change may be made by telegram or letter, provided each telegram or letter makes reference to the solicitation and this amendment, and is received prior to the opening hour and date specified.
--------------------------------------------------------------------------------
12.     ACCOUNTING AND APPROPRIATION DATA (If required)


--------------------------------------------------------------------------------
13.     THIS ITEM APPLIES ONLY TO MODIFICATIONS OF CONTRACTS/ORDERS,
        IT MODIFIES THE CONTRACT/ORDER NO. AS DESCRIBED IN ITEM 14.
--------------------------------------------------------------------------------
        A. THIS CHANGE ORDER IS ISSUED PURSUANT TO: (Specify authority)
           THE CHANGES SET FORTH IN ITEM 14 ARE MADE IN THE CONTRACT ORDER NO. IN ITEM 10A.
--------------------------------------------------------------------------------
 X      B. THE ABOVE NUMBERED CONTRACT/ORDER IS MODIFIED TO REFLECT THE
           ADMINISTRATIVE CHANGES (such as changes in paying office, appropriation date, etc.) SET FORTH IN ITEM 14, PURSUANT TO THE AUTHORITY OF FAR 43.103(b).
--------------------------------------------------------------------------------
        C. THIS SUPPLEMENTAL AGREEMENT IS ENTERED INTO PURSUANT TO AUTHORITY OF
--------------------------------------------------------------------------------
        D. OTHER (Specify type of modification and authority)
--------------------------------------------------------------------------------
E.      IMPORTANT: Contractor |X| is not, |_| is required to sign this document
                   and return |3| copies to the issuing office.
--------------------------------------------------------------------------------
14. DESCRIPTION OF AMENDMENT/MODIFICATION (Organized by UCF section headings, including solicitation/contract subject matter where feasible.)

A. The purpose of this modification is to reflect a cost variance between the negotiated estimated cost and the estimated cost to complete the work which resulted from the skill mix requirements driven by the Government Task Orders from contract inception to September 30, 1998. This interim adjustment is made to align contract value with cumulative contract costs and funding.

B. As a result of the above changes, pages 7, 8, 9, 13 and 14 of the contract are hereby deleted and new pages 7, 8, 9, 9.1, 13 and 14 are substituted in lieu thereof.
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
15B. CONTRACTOR/OFFEROR                                      15C. DATE SIGNED

-----------------------------------------------
        (Signature of person authorized to sign)
--------------------------------------------------------------------------------
        Rene E. Paquette
        Contracting Officer
--------------------------------------------------------------------------------
16B. UNITED STATES OF AMERICA                                  16C. DATE SIGNED
        BY    /S/ RENE E. PAQUETTE                                  9/28/98
             ------------------------
        (Signature of Contracting Officer)
--------------------------------------------------------------------------------

NAS10-98001 (EDC)                                                      Section B
--------------------------------------------------------------------------------
                              PART I - THE SCHEDULE

                                    Section B

                      Supplies or Services and Prices/Cost

ARTICLE B-1 TYPE OF CONTRACT

This is a cost-plus-award-fee, term form of contract with a level of effort basis. The Contractor is obligated to provide Engineering, Engineering Support, and Facilities and Laboratory Support. Specific requirements will be levied on the Contractor by Work Orders in accordance with the Statement of Work (SOW), Attachment J-1.

ARTICLE B.2 EFFORT REQUIRED DURING CONTRACT PERFORMANCE

A. The Contractor shall provide non-personal services for NASA as described in Article C-1 "Scope of Work" and Attachment J-1, "Statement of Work" on a level of effort (LOE) basis. In performance of the described work during the contract period set forth below, the Contractor shall not exceed the total labor hours on the contract, including subcontractor and overtime hours.

        Table B-2
        -------------------------------------------------------------
                                               Labor Hours
        Contract Period          Minimum          Target     Maximum
        -------------------------------------------------------------
        10/1/97 - 9/30/98         375,502        387,115      398,728
        Mod. No 10                                            134,000
        Total                                                 532,728

        Option Periods
        10/1/98 - 9/30/99         375,502        387,115      398,728
        10/1/99 - 9/30/00         375,502        387,115      398,728
        10/1/00 - 9/30/01         375,502        387,115      398,728
        10/1/01 - 9/30/02         375,502        387,115      398,728


B. If the Contractor has not provided the specified minimum quantity of total contract labor hours set forth in the above paragraph A, an equitable downward adjustment will be made in estimated cost and available award fee. The downward adjustment will be based on the difference between the minimum labor hours specified under this Article and the number of labor hours provided by the Contractor. This provision does not affect the Government's right to reduce the quantity of labor hours during the term of this contract pursuant to the Termination Clause (FAR 52.249-6).

C. When the total labor hours expended reach 95% of the maximum labor hours specified above, the Contractor shall notify the Contracting Officer as to whether or not the Contractor believes that amount will be sufficient for the balance of the period of performance, or if additional labor hours will be required. In the latter case, the notification shall include the estimated "adequate through" date for the unexpended balance and an estimate of the additional hours required for the balance of the period of performance. If, during the term of the contract, an increase in the specified maximum number of labor hours becomes necessary, the Government may elect to increase the maximum labor hours pursuant to Article B-5, "Options to Extend the Period of Contract and Options for Incremental Increase of Effort".


                                                             Modification No. 12

NAS10-98001 (EDC)                                                      Section B
--------------------------------------------------------------------------------

D. As used herein, the term "labor hours" shall include the productive and non-productive time of the employees assigned to this contract (including subcontracted and overtime labor hours).

ARTICLE B-3 CONTRACT VALUE
            --------------

A. The contract value is comprised of estimated cost and award fee as shown in Table B-3. The Contractor may earn award fee at the end of the twelve month basic period of performance and any twelve month option period, if exercised.

Table B-3

--------------------------------------------------------------------------------------------------
                      Estimated        Available  Earned Award         Adjective         Contract
Contract Period          Cost          Award Fee      Fee        Score   Rating           Value
--------------------------------------------------------------------------------------------------
10/1/97-9/30/98        $15,648,377     $422,198       $ TBD        TBD     TBD         $16,070,575
Mod No 10              $3,615,320            $0                                         $3,615,320
Mod No 12              $2,049,191      ($22,198)      $ TBD        TBD     TBD          $2,026,993
                       ----------      --------                                        -----------
Total                 $21,312,888      $400,000                                        $21,712,888

Option Periods
10/1/98 - 9/30/99     $15,928,312      $433,396       $ TBD        TBD     TBD         $16,361,708
10/1/99 - 9/30/00     $16,221,875      $445,138       $ TBD        TBD     TBD         $16,667,013
10/1/00 - 9/30/01     $16,546,972      $458,142       $ TBD        TBD     TBD         $17,005,114
10/1/01 - 9/30/02     $16,881,876      $471,538       $ TBD        TBD     TBD         $17,353,414


        The fee allocation rate for optional labor hours exercised pursuant to Article B-S shall be the rate applicable to the current contract period as specified therein.

ARTICLE B-4 OTHER DIRECT COSTS
            ------------------

Notwithstanding the provisions of Article G-7 entitled "Base Support", the Contractor may be required to provide Work Order related items identified in, or required by, Work Orders issued in accordance with Attachment J-1, Appendix 3 "Work Order Procedure." These items, classified as Other Direct Costs, include, but are not limited to, materials, supplies, equipment, maintenance, services, travel, and training. This action is authorized only if such items/services are not available pursuant to Article G-7 entitled "Base Support." The estimated cost of this contract includes the amount of $5,000,000 in the basic contract period and $5,000,000 in each of the four option periods for the acquisition of such items or services. The costs covered by this article shall be separately accumulated and reported in accordance with DRD-003. Such costs are considered non-fee-bearing.


                                                             Modification No. 12
                                                                     Page 3 of 7

NAS10-98001 (EDC)                                                      Section B
--------------------------------------------------------------------------------

ARTICLE B-5 OPTIONS TO EXTEND THE PERIOD OF CONTRACT AND
            --------------------------------------------
            OPTIONS FOR INCREMENTAL INCREASE OF EFFORT
            ------------------------------------------

A.      Options to Extend the Period of Contract

        1. This contract is renewable for the periods identified as options in Table B-3 at the option of the Government.

        2. The Government may extend the term of the contract for the quantities of supplies or services and period specified in the Schedule by written modification of this contract before the current contract performance period expires, provided that the Government will give the Contractor a preliminary written notice of intent to extend at least 60 days prior to expiration of any current period of performance. The preliminary notice does not commit the Government to exercise the option.

        3. If the Government exercises any option, the extended contract shall be considered to include this option provision.

        4. The total duration of this contract, including the exercise of any option(s) under this clause, shall not exceed five (5) years.

        5. It is understood and agreed that any continued performance of services from period to period shall be at the sole determination of the Government and will be contingent upon prior satisfactory performance. Failure to renew the contract for any subsequent period of performance shall not be considered as a termination for the convenience of the Government.

B.      Options for Incremental Increase of Effort

        The Government may unilaterally increase the number of labor hours required to be furnished pursuant to Article B-2, during any one year period of performance, by an amount ranging from 1 to 1,935,575 labor hours; provided that the cumulative total of option hours exercised does not exceed 1,935,575 labor hours for the five year contact period. If the Government elects to exercise its option to increase the number of labor hours, the Contractor will be notified by a contact modification executed by the Contracting Officer. If any option is exercised, the number of minimum, target, and maximum labor hours set forth in Table B-2 will be increased by the number of hours exercised. The estimated cost and available award fee in Article B-3 will be increased as follows for each additional labor hour exercised:

        If Exercised During the Period   Option Labor Rate     Option Fee Rate
        ------------------------------   -----------------     ---------------

        10/01/97 - 09/30/98
                   Prime Contractor        $29.22 (loaded)          $0.00
                   Subcontractors          $48.84 (loaded)          $0.00
                                           --------------           -----
        10/01/98 - 09/30/99                $27.70                   $0.00
                                           ------                   -----
        10/0l/99 - 09/30/00                $28.45                   $0.00
                                           ------                   -----
        10/01/O0 - 09/30/0l                $29.28                   $0.00
                                           ------                   -----


                                                             Modification No. 12

NASIO-98001 (EDC)                                                      Section B
--------------------------------------------------------------------------------

         Failure to exercise any Option of the contract shall not be considered as a termination for the convenience of the Government. If the Government exercises one or any of the options under this contract, the contract, as amended, shall include all terms and conditions of the contract as it exists immediately prior to the exercise of the additional option(s).

For historical tracking purposes, the following table is established to document the amount of man-hours exercised to date and the optional man-hours remaining available:

     Option Hours at Award:                 1,935,575
     Exercised via Modification No. 10       (134,000)
                                            --------
     Balance                                1,801,575

ARTICLE B-6 OPTIONS FOR OTHER DIRECT COSTS
            ------------------------------

In addition to the amount for ODC included in Article BA as part of the basic contract, the Government may increase the amount available for payment of Work Order related items identified in, or required by, Work Orders issued in accordance with Attachment J-1, Appendix 3 "Work Order Procedure" by not more than the total shown below. These items, classified as Other Direct Costs, include, but are not limited to materials, supplies, equipment, maintenance services, travel and training. If the Government elects to exercise its option to increase the amount available for ODC, the Contractor will be notified by a unilateral Contract Modification executed by the Contracting Officer. Options increasing the amounts available for ODC may be exercised one or more times, at any time during the performance period of this contract, provided that the cumulative total estimated cost exercised does not exceed the amount shown below. The estimated cost in Article B-3 will be adjusted to reflect the amount of option exercised.


                                                             Modification No. 12

NASIO-98001 (EDC)                                                      Section B
--------------------------------------------------------------------------------
ARTICLE B-11 COVERAGE OF PRE-EXISTING MEDICAL CONDITIONS
             -------------------------------------------

Health insurance provided to incumbent employees hired under this contract within 30 days of commencing contract performance will include coverage of pre-existing medical conditions currently covered under the insurance provided by the incumbent contractor.

ARTICLE B-12 NFS 1852.232-81 CONTRACT FUNDING (JUN 1990)
             ------------------------------------------

For purposes of payment of cost, exclusive of fee, pursuant to the Limitation of Funds clause, the total amount allotted by the Government is defined in Table B-12, Contract Value and Funding.


                                                             Modification No. 12

                                       Table B-12 CONTRACT VALUE & FUNDING

                                                                          CONTRACT FUNDING
                            ---------------------------------------------------------------------------------------
CONTRACT  CONTRACT                         ALL OTHER                                      TOTAL COST        ADEQUATE
 MOD       VALUE              ODC           COSTS       TOTAL COSTS            FEE         AND FEE          THRU DATE
Basic  $16,070,575          $500,000       $480,769       $980,769           $19,231     $1,000,000         10/22/97
1                            250,000      1,024,650      1,274,650            40,986      1,315,636         11/17/97
2                            250,000        654,615        904,615            26,185        930,800         12/10/97
3                             12,452      1,105,371      1,117,823            36,124      1,153,947         01/03/98
4                            726,823      2,133,009      2,859,832            86,903      2,946,735         03/05/98
5                          1,610,156      3,872,422      5,482,578           159,632      5,642,210         07/04/98
6                          1,671,191      3,847,546      5,518,737            53,137      5,571,874         08/18/98
8                          2,660,340        289,012      2,949,352                        2,949,352         09/30/98
9                                                 5              5                                5         09/30/98
10       3,615,320
12       2,026,993                           22,198         22,198           -22,198
Totals:$21,712,888        $7,680,962    $13,429,597    $21,110,559          $400,000    $21,510,559         09/30/98


                                                             Modification No. 12
                                                                     Page 7 of 7

AMENDMENT OF SOLICITATION/MODIFICATION OF CONTRACT

1.  CONTRACT ID CODE

    NAS 10-98001

    PAGE OF PAGES
     1       3
--------------------------------------------------------------------------------
2.  AMENDMENT/MODIFICATION NO.
             13
--------------------------------------------------------------------------------
3.  EFFECTIVE DATE
    See Block 16C
--------------------------------------------------------------------------------
4.  REQUISITION/PURCHASE REQ. NO.

--------------------------------------------------------------------------------
5.  PROJECT NO. (If applicable)
--------------------------------------------------------------------------------
6.  ISSUED BY                                         CODE    OP-OSO RP
           John F. Kennedy Space Center, NASA
           Procurement Office
           Kennedy Space Center, FL 32899
--------------------------------------------------------------------------------
7.  ADMINISTERED BY (If other than Item 6)            CODE   OP-OSO RP
           John F. Kennedy Space Center, NASA
           Procurement Office
           Kennedy Space Center, FL 32899
--------------------------------------------------------------------------------
8.  NAME AND ADDRESS OF CONTRACTOR (No., street, county, State, and Zip Code)

    Subcontractor:                        Prime Contractor:

    Dynacs Engineering Company, Inc.      U. S. Small Business Admin.
    3511 US Highway 19 N., Suite 300      100 S. Biscayne Blvd, 7th Floor
    Palm Harbour, FL 34684                Miami, FL 33131

    Subcontract Number: 0455-97-706158

    CODE                                                FACILITY CODE
--------------------------------------------------------------------------------
(x) 9A.    AMENDMENT OF SOLICITATION NO.
--------------------------------------------------------------------------------
    9B.    DATED (SEE ITEM 11)
--------------------------------------------------------------------------------
X   10A. MODIFICATION OF CONTRACT/ORDER NO.
           NAS10-98001
--------------------------------------------------------------------------------
    10B. DATED (SEE ITEM 13)
           10/1/97
--------------------------------------------------------------------------------
            11. THIS ITEM ONLY APPLIES TO AMENDMENTS OF SOLICITATIONS
--------------------------------------------------------------------------------
|_| The above numbered solicitation is amended as set forth in Item 14. The hour and date specified for receipt of Offers |_| is extended, |_| is not extended. Offers must acknowledge receipt of this amendment prior to the hour and date specified in the solicitation or as amended, by one of the following methods:

(a) By completing Items 8 and 15, and returning __ copies of the amendment; (b) By acknowledging receipt of this amendment on each copy of the offer submitted; or (C) By separate letter or telegram which includes a reference to the solicitation and amendment numbers. FAILURE OF YOUR ACKNOWLEDGEMENT TO BE RECEIVED AT THE PLACE DESIGNATED FOR THE RECEIPT OF OFFERS PRIOR TO THE HOUR AND DATE SPECIFIED MAY RESULT IN REJECTION OF YOUR OFFER. If by virtue of this amendment you desire to change an offer already submitted, such change may be made by telegram or letter, provided each telegram or letter makes reference to the solicitation and this amendment, and is received prior to the opening hour and date specified.
--------------------------------------------------------------------------------
12.     ACCOUNTING AND APPROPRIATION DATA (If required)

                                      N/A
--------------------------------------------------------------------------------
13.     THIS ITEM APPLIES ONLY TO MODIFICATIONS OF CONTRACTS/ORDERS,
        IT MODIFIES THE CONTRACT/ORDER NO. AS DESCRIBED IN ITEM 14.
--------------------------------------------------------------------------------
        A. THIS CHANGE ORDER IS ISSUED PURSUANT TO: (Specify authority)
           THE CHANGES SET FORTH IN ITEM 14 ARE MADE IN THE CONTRACT ORDER NO. IN ITEM 10A.
--------------------------------------------------------------------------------
        B. THE ABOVE NUMBERED CONTRACT/ORDER IS MODIFIED TO REFLECT THE ADMINISTRATIVE CHANGES (such as changes in paying office, appropriation date, etc.) SET FORTH IN ITEM 14, PURSUANT TO THE AUTHORITY OF FAR 43.103(b).
--------------------------------------------------------------------------------
 X      C. THIS SUPPLEMENTAL AGREEMENT IS ENTERED INTO PURSUANT TO AUTHORITY OF
           Article H-15, Performance Based Work Orders
--------------------------------------------------------------------------------
        D. OTHER (Specify type of modification and authority)
--------------------------------------------------------------------------------
E.      IMPORTANT: Contractor |_| is not, |X| is required to sign this document
                   and return copies to the issuing office.
--------------------------------------------------------------------------------
14. DESCRIPTION OF AMENDMENT/MODIFICATION (Organized by UCF section headings, including solicitation/contract subject matter where feasible.)

A. The purpose of this modification is to convert the present Level Of Effort contract to a Performance Based Contract (PBC) pursuant to Contract Article H-15 "Performance Based Work Orders" and the terms of contract modification number 7 of this contract.
--------------------------------------------------------------------------------
See Tripartite Signature Page             See Tripartite Signature Page

--------------------------------------------------------------------------------
15B. CONTRACTOR/OFFEROR                                      15C. DATE SIGNED

        (Signature of person authorized to sign)
--------------------------------------------------------------------------------
16B. UNITED STATES OF AMERICA                                  16C. DATE SIGNED
        BY
             ------------------------
        (Signature of Contracting Officer)
--------------------------------------------------------------------------------
NSN 7540-01-152-8070                  30-105            STANDARD FORM 30 (REV.
PREVIOUS EDITION UNUSABLE                               10-83)
                                                        Prescribed by GSA
                                                        FAR (48 CFR) 53.243

B. The following page changes are made by this modification to reflect the agreements reached on September 24, 1998 to implement application of the PBC arrangement

                 Remove Pages                  Replace With/Add Pages
                 ------------                  ----------------------

                       5                                 5
                       7                                 7
                       -                                 7.1
                       8                                 8
                       -                                 8.1
                       -                                 8.2
                       -                                 8.3
                       -                                 8.4
                       -                                 8.5
                       9                                 9
                       -                                 9.1
                       10                                10
                       11                                11
                       13                                13
                       14                                14
                       43                                43

                                                            [ILLEGIBLE]
                                                            Mod #13
                                                            Page 3 of 3

                           Tripartite Signature Page

--------------------------------------------------------------------------------
SUBCONTRACTOR:
--------------

Dynacs Engineering Company, Inc.
35111 US Hwy 19, North, Suite 300
Palm Harbor, FL 34684

BY: /s/ R. P. Singh                      DATE: 9/24/98
   ------------------------------
NAME AND TITLE:
                R. P. Singh,
                President
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
PRIME CONTRACTOR:
-----------------

U.S. Small Business Administration
100 S. Biscayne Blvd., 7th floor
Miami, FL 33131

BY: /s/ G. Rey Moran                          DATE: 9/28/98

NAME AND TITLE: G. Ray Moran,
                Contracting Officer

--------------------------------------------------------------------------------
PROCURING AND ADMINISTRATIVE OFFICE:
------------------------------------

John F. Kennedy Space Center, NASA
Procurement Office, OP-OSO
Kennedy Space Center, FL 32899

BY: /s/ Marlo F. Krisberg                              DATE: 9/29/98
NAME AND TITLE:    Marlo F. Krisberg
                   Contracting Officer

--------------------------------------------------------------------------------
AMENDMENT OF SOLICITATION/MODIFICATION OF CONTRACT
--------------------------------------------------------------------------------

1.  CONTRACT ID CODE

    NAS10-98001
--------------------------------------------------------------------------------
    PAGE OF PAGES
     1       3
--------------------------------------------------------------------------------
2.  AMENDMENT/MODIFICATION NO.
             13
--------------------------------------------------------------------------------
3.  EFFECTIVE DATE
    See Page 3
--------------------------------------------------------------------------------
4.  REQUISITION/PURCHASE REQ. NO.

--------------------------------------------------------------------------------
5.  PROJECT NO. (If applicable)
--------------------------------------------------------------------------------
6.  ISSUED BY                                         CODE    OP-OSO RP

           John F. Kennedy Space Center, NASA
           Procurement Office
           Kennedy Space Center, FL 32899
--------------------------------------------------------------------------------
7.  ADMINISTERED BY (If other than Item 6)            CODE   OP-OSO

           John F. Kennedy Space Center, NASA
           Procurement Office
           Kennedy Space Center, FL 32899
--------------------------------------------------------------------------------
8.  NAME AND ADDRESS OF CONTRACTOR (No., street, county, State, and Zip Code)

    Subcontractor:                        Prime Contractor:

    Dynacs Engineering Company, Inc.      U.S. Small Business Admin.
    35111 US Highway 19 N., Suite 300     100 S. Biscayne Blvd., 7th Floor
    Palm Harbor, FL 34684                 Miami, FL 33131

    Subcontract Number: 0455-97-706158

--------------------------------------------------------------------------------
    CODE                                                FACILITY CODE
--------------------------------------------------------------------------------
(x) 9A.    AMENDMENT OF SOLICITATION NO.

    9B.    DATED (SEE ITEM 11)
--------------------------------------------------------------------------------
X   10A. MODIFICATION OF CONTRACT/ORDER NO.
           NAS10-98001
--------------------------------------------------------------------------------
    10B. DATED (SEE ITEM 13)
           10/1/97
--------------------------------------------------------------------------------
            11. THIS ITEM ONLY APPLIES TO AMENDMENTS OF SOLICITATIONS
--------------------------------------------------------------------------------
|_| The above numbered solicitation is amended as set forth in Item 14. The hour and date specified for receipt of Offers |_| is extended, |_| is not extended. Offers must acknowledge receipt of this amendment prior to the hour and date specified in the solicitation or as amended, by one of the following methods:

(a) By completing Items 8 and 15, and returning __ copies of the amendment; (b) By acknowledging receipt of this amendment on each copy of the offer submitted; or (c) By separate letter or telegram which includes a reference to the solicitation and amendment numbers. FAILURE OF YOUR ACKNOWLEDGEMENT TO BE RECEIVED AT THE PLACE DESIGNATED FOR THE RECEIPT OF OFFERS PRIOR TO THE HOUR AND DATE SPECIFIED MAY RESULT IN REJECTION OF YOUR OFFER. If by virtue of this amendment you desire to change an offer already submitted, such change may be made by telegram or letter, provided each telegram or letter makes reference to the solicitation and this amendment, and is received prior to the opening hour and date specified.
--------------------------------------------------------------------------------
12.     ACCOUNTING AND APPROPRIATION DATA (If required)

--------------------------------------------------------------------------------
13.     THIS ITEM APPLIES ONLY TO MODIFICATIONS OF CONTRACTS/ORDERS,
        IT MODIFIES THE CONTRACT/ORDER NO. AS DESCRIBED IN ITEM 14.
--------------------------------------------------------------------------------
        A. THIS CHANGE ORDER IS ISSUED PURSUANT TO: (Specify authority)
           THE CHANGES SET FORTH IN ITEM 14 ARE MADE IN THE CONTRACT ORDER NO. IN ITEM 10A.
--------------------------------------------------------------------------------
        B. THE ABOVE NUMBERED CONTRACT/ORDER IS MODIFIED TO REFLECT THE ADMINISTRATIVE CHANGES (such as changes in paying office, appropriation date, etc.) SET FORTH IN ITEM 14, PURSUANT TO THE AUTHORITY OF FAR 43.103(b).
--------------------------------------------------------------------------------
 X      C. THIS SUPPLEMENTAL AGREEMENT IS ENTERED INTO PURSUANT TO AUTHORITY OF
           Article H-15, Performance Based Work Orders
--------------------------------------------------------------------------------
        D. OTHER (Specify type of modification and authority)
--------------------------------------------------------------------------------
E.      IMPORTANT: Contractor |_| is not, |X| is required to sign this document
                   and return |3| copies to the issuing office.
--------------------------------------------------------------------------------
14. DESCRIPTION OF AMENDMENT/MODIFICATION (Organized by UCF section headings, including solicitation/contract subject matter where feasible.)

A. The purpose of this modification is to convert the present Level Of Effort contract to a Performance Based Contract (PBC) pursuant to Contract Article H-15 "Performance Based Work Orders" and the terms of contract modification number 7 of this contract.
--------------------------------------------------------------------------------
             See Tripartite Signature Page
--------------------------------------------------------------------------------
15B. CONTRACTOR/OFFEROR                                      15C. DATE SIGNED

        ----------------------------------------
        (Signature of person authorized to sign)
--------------------------------------------------------------------------------
        See Tripartite Signature Page
--------------------------------------------------------------------------------
16B. UNITED STATES OF AMERICA                                  16C. DATE SIGNED

        BY
             ------------------------
        (Signature of Contracting Officer)
--------------------------------------------------------------------------------
NSN 7540-01-152-8070                 30- 105            STANDARD FORM 30 (REV.
PREVIOUS EDITION UNUSABLE                               10-83)
                                                        Prescribed by GSA
                                                        FAR (48 CFR) 53.243

                                                                     NAS10-98001
                                                                        MOD # 13
                                                                     Page 2 of 3

B. The following page changes are made by this modification to reflect the agreements reached on September 24, 1998 to implement application of the PBC arrangement:

                 Remove Pages                  Replace With/Add Pages
                 ------------                  ----------------------

                       5                                 5
                       7                                 7
                       -                                 7.1
                       8                                 8
                       -                                 8.1
                       -                                 8.2
                       -                                 8.3
                       -                                 8.4
                       -                                 8.5
                       9                                 9
                       -                                 9.1
                       10                                10
                       11                                11
                       13                                13
                       14                                14
                       43                                43

                                                                     NAS10-98001
                                                                        MOD # 13
                                                                     Page 3 of 3

                           Tripartite Signature Page

--------------------------------------------------------------------------------
SUBCONTRACTOR:
--------------

Dynacs Engineering Company, Inc.
35111 US Hwy 19, North, Suite 300
Palm Harbor, FL 34684

BY: /s/ R. P. Singh                      DATE: 9/24/98
        President

NAME AND TITLE:
                R. P. Singh, President
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

PRIME CONTRACTOR:
-----------------
U.S. Small Business Administration
100 S. Biscayne Blvd., 7th floor
Miami, FL 33131
BY:                                           DATE:
   -------------------------                       --------------
NAME AND TITLE:
                -----------------------------------
                -----------------------------------
--------------------------------------------------------------------------------
PROCURING AND ADMINISTRATIVE OFFICE:
------------------------------------

John F. Kennedy Space Center, NASA
Procurement Office, OP-OSO
Kennedy Space Center, FL 32899

BY:                                                    DATE:
   ----------------------------------                       --------------
NAME AND TITLE:
               ------------------------

               ------------------------

--------------------------------------------------------------------------------
AMENDMENT OF SOLICITATION/MODIFICATION OF CONTRACT
--------------------------------------------------------------------------------

1.  CONTRACT ID CODE

    NAS10-98001
--------------------------------------------------------------------------------
    PAGE OF PAGES
     1       2
--------------------------------------------------------------------------------
2.  AMENDMENT/MODIFICATION NO.
             14
--------------------------------------------------------------------------------
3.  EFFECTIVE DATE
    See Block 16C
--------------------------------------------------------------------------------
4.  REQUISITION/PURCHASE REQ. NO.
    MR 971004/S-8
--------------------------------------------------------------------------------
5.  PROJECT NO. (If applicable)
--------------------------------------------------------------------------------
6.  ISSUED BY                                         CODE    OP-OSO RP

           John F. Kennedy Space Center, NASA
           Procurement Office
           Kennedy Space Center, FL 32899
--------------------------------------------------------------------------------
7.  ADMINISTERED BY (If other than Item 6)            CODE   OP-OSO RP

           John F. Kennedy Space Center, NASA
           Procurement Office
           Kennedy Space Center, FL 32899
--------------------------------------------------------------------------------
8.  NAME AND ADDRESS OF CONTRACTOR (No., street, county, State, and Zip Code)

    Subcontractor:                        Prime Contractor:

    Dynacs Engineering Co., Inc.          U. S. Small Business Administration
    3511 US Highway 19 N., Suite 300      100 S. Biscayne Blvd., 7th Floor
    Palm Harbor, FL 34684                 Miami, FL 33131

    Subcontract Number: 0455-97-706158
--------------------------------------------------------------------------------
    CODE                                                FACILITY CODE
--------------------------------------------------------------------------------
(x) 9A.    AMENDMENT OF SOLICITATION NO.

    9B.    DATED (SEE ITEM 11)
--------------------------------------------------------------------------------
X   10A. MODIFICATION OF CONTRACT/ORDER NO.
           NAS10-98001
--------------------------------------------------------------------------------
    10B. DATED (SEE ITEM 13)
           10/1/97
--------------------------------------------------------------------------------
            11. THIS ITEM ONLY APPLIES TO AMENDMENTS OF SOLICITATIONS
--------------------------------------------------------------------------------
|_| The above numbered solicitation is amended as set forth in Item 14. The hour and date specified for receipt of Offers |_| is extended. |_| is not extended. Offers must acknowledge receipt of this amendment prior to the hour and date specified in the solicitation or as amended, by one of the following methods:

(a) By completing Items 8 and 15, and returning __ copies of the amendment; (b) By acknowledging receipt of this amendment on each copy of the offer submitted; or (c) By separate letter or telegram which includes a reference to the solicitation and amendment numbers. FAILURE OF YOUR ACKNOWLEDGEMENT TO BE RECEIVED AT THE PLACE DESIGNATED FOR THE RECEIPT OF OFFERS PRIOR TO THE HOUR AND DATE SPECIFIED MAY RESULT IN REJECTION OF YOUR OFFER. If by virtue of this amendment you desire to change an offer already submitted, such change may be made by telegram or letter, provided each telegram or letter makes reference to the solicitation and this amendment, and is received prior to the opening hour and date specified.
--------------------------------------------------------------------------------
12.     ACCOUNTING AND APPROPRIATION DATA (If required)

        CW-1/2590/400000/34/98/PF Increase $1,738,706

                               DUPLICATE ORIGINAL
--------------------------------------------------------------------------------
13.     THIS ITEM APPLIES ONLY TO MODIFICATIONS OF CONTRACTS/ORDERS,
        IT MODIFIES THE CONTRACT/ORDER NO. AS DESCRIBED IN ITEM 14.
--------------------------------------------------------------------------------
        A. THIS CHANGE ORDER IS ISSUED PURSUANT TO: (Specify authority)
           THE CHANGES SET FORTH IN ITEM 14 ARE MADE IN THE CONTRACT ORDER NO. IN ITEM 10A.
                                             CONTRACTOR'S COPY
--------------------------------------------------------------------------------
X        B. THE ABOVE NUMBERED CONTRACT/ORDER IS MODIFIED TO REFLECT THE
           ADMINISTRATIVE CHANGES (such as changes in paying office, appropriation date, etc.) SET FORTH IN ITEM 14, PURSUANT TO THE AUTHORITY OF FAR 43.103(b).
--------------------------------------------------------------------------------
        C. THIS SUPPLEMENTAL AGREEMENT IS ENTERED INTO PURSUANT TO AUTHORITY OF
--------------------------------------------------------------------------------
        D. OTHER (Specify type of modification and authority)
--------------------------------------------------------------------------------
E.      IMPORTANT: Contractor |X| is not, |_| is required to sign this document
                   and return |3| copies to the issuing office.
--------------------------------------------------------------------------------
14. DESCRIPTION OF AMENDMENT/MODIFICATION (Organized by UCF section headings, including solicitation/contract subject matter where feasible.)

The purpose of this modification is to incrementally fund the contract for an additional $1,738,706 as reflected in Table B-12 for a new total of $25,005,521. Funding is adequate for contract performance through October 31, 1998.

B. As a result of the above change, page 14 of subject contract, as revised, is hereby deleted and the enclosed page 14 is substituted in lieu thereof.

--------------------------------------------------------------------------------
15B. CONTRACTOR/OFFEROR                                      15C. DATE SIGNED

        ----------------------------------------
        (Signature of person authorized to sign)
--------------------------------------------------------------------------------
        Rene E. Paquette
        Contracting Officer
--------------------------------------------------------------------------------
16B. UNITED STATES OF AMERICA                                  16C. DATE SIGNED

        BY    /s/ Rene E. Paquette                                  9/30/98
             ------------------------
        (Signature of Contracting Officer)
--------------------------------------------------------------------------------
NSN 7540-01-152-8070                  30- 105           STANDARD FORM 30 (REV.
PREVIOUS EDITION UNUSABLE                               10-83)
                                                        Prescribed by GSA
                                                        FAR (48 CFR) 53.243

                                                                    NAS 10-98001
                                                                       MOD. # 14
                                                                         Page 14

                      Table B-12 CONTRACT VALUE & FUNDING

-------------------------------------------------------------------------------------------------------
                                                         CONTRACT FUNDING
                       --------------------------------------------------------------------------------
CONTRACT    CONTRACT                   ALL OTHER                                TOTAL COST     ADEQUATE
  MOD        VALUE           ODC         COSTS      TOTAL COSTS        FEE       AND FEE      THRU DATE
-------------------------------------------------------------------------------------------------------
Basic    $16,070,575  $   500,000   $   480,769   $   980,769    $   19,231  $  1,000,000     10/22/97
 1                        250,000     1,024,650     1,274,650        40,986     1,315,636     11/17/97
 2                        250,000       654,615       904,615        26,185       930,800     12/10/97
 3                         12,452     1,105,371     1,117,823        36,124     1,153,947     01/03/98
 4                        726,823     2,133,009     2,859,832        86,903     2,946,735     03/05/98
 5                      1,610,156     3,872,422     5,482,578       159,632     5,642,210     07/04/98
 6                      1,671,191     3,847,546     5,518,737        53,137     5,571,874     08/18/98
 8                      2,660,340       289,012     2,949,352                   2,949,352     09/30/98
 9                                            5             5                           5     09/30/98
10         3,615,320
12         2,026,993                     22,198        22,198       -22,198
13
14                     -2,446,751     4,099,097     1,652,346        86,360     1,738,706     10/31/98
Totals:  $21,712,888  $ 5,234,211  $ 17,528,694  $ 22,762,905  $    486,360  $ 23,249,265     10/31/98

--------------------------------------------------------------------------------
AMENDMENT OF SOLICITATION/MODIFICATION OF CONTRACT
--------------------------------------------------------------------------------

1.  CONTRACT ID CODE
    NAS 10-98001

--------------------------------------------------------------------------------
    PAGE OF PAGES
     1       3
--------------------------------------------------------------------------------
2.  AMENDMENT/MODIFICATION NO.
             15
--------------------------------------------------------------------------------
3.  EFFECTIVE DATE
    See Block 16C
--------------------------------------------------------------------------------
4.  REQUISITION/PURCHASE REQ. NO.
--------------------------------------------------------------------------------
5.  PROJECT NO. (If applicable)
--------------------------------------------------------------------------------
6.  ISSUED BY                                         CODE    OP-OSO RP

           John F. Kennedy Space Center, NASA
           Procurement Office
           Kennedy Space Center, FL 32899
--------------------------------------------------------------------------------
7.  ADMINISTERED BY (If other than Item 6)            CODE   OP-OSO RP

           John F. Kennedy Space Center, NASA
           Procurement Office
           Kennedy Space Center, FL 32899
--------------------------------------------------------------------------------
8.  NAME AND ADDRESS OF CONTRACTOR (No., street, county, State, and Zip Code)

    Subcontractor:                        Prime Contractor:

    Dynacs Engineering Co., Inc.          U. S. Small Business Administration
    35111 US Hwy 19 N, Suite 300          100 S. Biscayne Blvd., 7th Floor
    Palm Harbor, FL 34684                 Miami, FL 33131

    Subcontract Number: 0455-97-706158
--------------------------------------------------------------------------------

    CODE                                                FACILITY CODE
--------------------------------------------------------------------------------
(x) 9A.    AMENDMENT OF SOLICITATION NO.

    9B.    DATED (SEE ITEM 11)
--------------------------------------------------------------------------------
 X  10A. MODIFICATION OF CONTRACT/ORDER NO.
           NAS10-98001
--------------------------------------------------------------------------------
    10B. DATED (SEE ITEM 13)
          10/1/97
--------------------------------------------------------------------------------
            11. THIS ITEM ONLY APPLIES TO AMENDMENTS OF SOLICITATIONS
--------------------------------------------------------------------------------
|_| The above numbered solicitation is amended as set forth in Item 14. The hour and date specified for receipt of Offers |_| is extended, |_| is not extended. Offers must acknowledge receipt of this amendment prior to the hour and date specified in the solicitation or as amended, by one of the following methods:

(a) By completing Items 8 and 15, and returning __ copies of the amendment; (b) By acknowledging receipt of this amendment on each copy of the offer submitted; or (c) By separate letter or telegram which includes a reference to the solicitation and amendment numbers. FAILURE OF YOUR ACKNOWLEDGEMENT TO BE RECEIVED AT THE PLACE DESIGNATED FOR THE RECEIPT OF OFFERS PRIOR TO THE HOUR AND DATE SPECIFIED MAY RESULT IN REJECTION OF YOUR OFFER. If by virtue of this amendment you desire to change an offer already submitted, such change may be made by telegram or letter, provided each telegram or letter makes reference to the solicitation and this amendment, and is received prior to the opening hour and date specified.
--------------------------------------------------------------------------------
12.     ACCOUNTING AND APPROPRIATION DATA (If required)
                                                       CONTRACTOR'S COPY
--------------------------------------------------------------------------------
13.     THIS ITEM APPLIES ONLY TO MODIFICATIONS OF CONTRACTS/ORDERS,
        IT MODIFIES THE CONTRACT/ORDER NO. AS DESCRIBED IN ITEM 14.
--------------------------------------------------------------------------------
        A. THIS CHANGE ORDER IS ISSUED PURSUANT TO: (Specify authority)
           THE CHANGES SET FORTH IN ITEM 14 ARE MADE IN THE CONTRACT ORDER NO.
           IN ITEM 10A.                                DUPLICATE ORIGINAL
--------------------------------------------------------------------------------
        B. THE ABOVE NUMBERED CONTRACT/ORDER IS MODIFIED TO REFLECT THE ADMINISTRATIVE CHANGES (such as changes in paying office, appropriation date, etc.) SET FORTH IN ITEM 14, PURSUANT TO THE AUTHORITY OF FAR 43.103(b).
--------------------------------------------------------------------------------
        C. THIS SUPPLEMENTAL AGREEMENT IS ENTERED INTO PURSUANT TO AUTHORITY OF
--------------------------------------------------------------------------------
 X      D. OTHER (Specify type of modification and authority)
        Contract Provision B-5, Options to Extend the Period of Contract
--------------------------------------------------------------------------------
E.      IMPORTANT: Contractor |X| is not, |_| is required to sign this document
                   and return |3| copies to the issuing office.
--------------------------------------------------------------------------------
14. DESCRIPTION OF AMENDMENT/MODIFICATION (Organized by UCF section headings, including solicitation/contract subject matter where feasible.)

The purpose of this modification is to exercise the option period commencing October 1, 1998 through September 30, 1999.

As a result of the above change, pages 8.1 and 14 of subject contract, as revised, are hereby deleted and the enclosed pages 8,1 and 14 are substituted in lieu thereof.
--------------------------------------------------------------------------------
15B. CONTRACTOR/OFFEROR                                      15C. DATE SIGNED

        ---------------------------------------
        (Signature of person authorized to sign)
--------------------------------------------------------------------------------
        A. Earl Gilbert
        Contracting Officer
--------------------------------------------------------------------------------
16B. UNITED STATES OF AMERICA                                  16C. DATE SIGNED
     ----------------------------------

        BY     /s/ A. Earl Gilbert                                   9/30/98
             ------------------------
        (Signature of Contracting Officer)
--------------------------------------------------------------------------------
NSN 7540-01-152-8070                  30- 105           STANDARD FORM 30 (REV.
PREVIOUS EDITION UNUSABLE                               10-83)
                                                        Prescribed by GSA
                                                        FAR (48 CFR) 53.243

                                                                     NAS10-98001
                                                                     Mod #15
                                                                     Page 8.1


                            Table B-3 CONTRACT VALUE

                                             AVAILABLE  EARNED  TARGET    EARNED                  AWARD
    CONTRACT                 ESTIMATED         AWARD    AWARD  INCENTIVE INCENTIVE     CONTRACT    FEE   ADJECTIVE
     PERIOD                     COST            FEE      FEE      FEE      FEE          VALUE*    SCORES  RATING
--------------------        -----------    -----------  ------ --------- ---------    ----------- ------  ------
CY1: 10/01/97 -9/30/98
Initial award                $15,648,377    $   422,198    TBD    N/A      N/A       $16,070,575     TBD    TBD
Mod #10                        3,615,320              0           N/A      N/A         3,615,320
Adj. Values:                  19,263,697        422,198           N/A      N/A        19,685,895
Mod #12                        2,049,191        -22,198                                2,026,993
Total CYI:                    21,312,888        400,000                               21,712,888

CY2: 10/01/98 -09/30/99
Mod #14                      16,648,462        444,500    TBD   185,500    TBD        17,278,462     TBD    TBD

Contract totals:             37,961,350        844,500          185,500    N/A        38,991,350

Option Periods
10/01/99 -09/30/00           17,052,362        458,000    TBD   189,000    TBD        17,699,862     TBD    TBD
10/01/00 -09/30/01           17,468,442        476,000    TBD   189,000    TBD        18,133,442     TBD    TBD
10/01/01 -09/30/02           17,902,442        490,000    TBD   192,500    TBD        18,584,942     TBD    TBD

Option totals:               52,423,246      1,424,500          570,500               54,418,246

Total values:                90,384,596      2,269,000          570,500               93,409,596


*Includes available award fee and target incentive fee until such time as earned fees are entered into the table at which time the contract value includes the earned fee amounts.

                                                                     NAS10-98001
                                                                         Mod #15
                                                                         Page 14

                      TABLE B-12 CONTRACT VALUE & FUNDING

                                                                 CONTRACT FUNDING
                       ---------------------------------------------------------------------------------
CONTRACT  CONTRACT                     ALL OTHER                               TOTAL COST    ADEQUATE
  MOD      VALUE           ODC          COSTS       TOTAL COSTS       FEE        AND FEE     THRU DATE
--------------------------------------------------------------------------------------------------------
Basic   $16,070,575   $   500,000   $   480,769   $   980,769   $    19,231   $ 1,000,000    10/22/97
    1                     250,000     1,024,650     1,274,650        40,986     1,315,636    11/17/97
    2                     250,000       654,615       904,615        26,185       930,800    12/10/97
    3                      12,452     1,105,371     1,117,823        36,124     1,153,947    01/03/98
    4                     726,823     2,133,009     2,859,832        86,903     2,946,735    03/05/98
    5                   1,610,156     3,872,422     5,482,578       159,632     5,642,210    07/04/98
    6                   1,671,191     3,847,546     5,518,737        53,137     5,571,874    08/18/98
    8                   2,660,340       289,012     2,949,352                   2,949,352    09/30/98
    9                                         5             5                           5    09/30/98
   10     3,615,320
   12     2,026,993                      22,198        22,198       -22,198
   14                  -2,446,751     4,099,097     1,652,346        86,360     1,738,706    10/31/98
   15    17,278,482
Totals: $38,991,350   $ 5,234,211   $17,528,694   $22,762,905      $486,360   $23,249,265    10/31/98


AMENDMENT OF SOLICITATION/MODIFICATION OF CONTRACT

1.  CONTRACT ID CODE

    PAGE OF PAGES
     1       2
--------------------------------------------------------------------------------
2.  AMENDMENT/MODIFICATION NO.
             16
--------------------------------------------------------------------------------
3.  EFFECTIVE DATE
    See Block 16C
--------------------------------------------------------------------------------
4.  REQUISITION/PURCHASE REQ. NO.
           MR 991003
--------------------------------------------------------------------------------
5.  PROJECT NO. (If applicable)
--------------------------------------------------------------------------------
6.  ISSUED BY                                         CODE    OP-OSO  RP
           John F. Kennedy Space Center, NASA
           Procurement Office
           Kennedy Space Center, FL 32899
--------------------------------------------------------------------------------
7.  ADMINISTERED BY (If other than Item 6)            CODE   OP-OSO
           John F. Kennedy Space Center, NASA
           Procurement Office
           Kennedy Space Center, FL 32899
--------------------------------------------------------------------------------
8.  NAME AND ADDRESS OF CONTRACTOR (No., street, county, State, and Zip Code)

    Subcontractor:                        Prime Contractor:

    Dynacs Engineering Company, Inc.      U.S. Small Business Administration
    3511 US Hwy 19 North, Suite 310       100 So. Biscayne Blvd. 7th fl.,
    Palm Harbor, FL 34684                 Miami, FL 33131

    Subcontract Number: 0455-97-706158
--------------------------------------------------------------------------------
    CODE                                                FACILITY CODE
--------------------------------------------------------------------------------
(x) 9A.    AMENDMENT OF SOLICITATION NO.
--------------------------------------------------------------------------------
    9B.    DATED (SEE ITEM 11)
--------------------------------------------------------------------------------
X   10A. MODIFICATION OF CONTRACT/ORDER NO.
           NAS10-98001
--------------------------------------------------------------------------------
    10B. DATED (SEE ITEM 13)
           9/22/97
--------------------------------------------------------------------------------
            11. THIS ITEM ONLY APPLIES TO AMENDMENTS OF SOLICITATIONS
--------------------------------------------------------------------------------
|_| The above numbered solicitation is amended as set forth in item 14. The hour and date specified for receipt of Offers |_| is extended. |_| is not extended. Offers must acknowledge receipt of this amendment prior to the hour and date specified in the solicitation or as amended, by one of the following methods:
(a) By completing Items 8 and 15, and returning __ copies of the amendment; (b) By acknowledging receipt of this amendment on each copy of the offer submitted; or (c) By separate letter or telegram which includes a reference to the solicitation and amendment numbers. FAILURE OF YOUR ACKNOWLEDGEMENT TO BE RECEIVED AT THE PLACE DESIGNATED FOR THE RECEIPT OF OFFERS PRIOR TO THE HOUR AND DATE SPECIFIED MAY RESULT IN REJECTION OF YOUR OFFER. If by virtue of this amendment you desire to change an offer already submitted, such change may be made by telegram or letter, provided each telegram or letter makes reference to the solicitation and this amendment, and is received prior to the opening hour and date specified.
--------------------------------------------------------------------------------
12.     ACCOUNTING AND APPROPRIATION DATA (If required)

        CW-1/2590C/40-00-00/34/99    $2,169,045
--------------------------------------------------------------------------------
13.     THIS ITEM APPLIES ONLY TO MODIFICATIONS OF CONTRACTS/ORDERS,
        IT MODIFIES THE CONTRACT/ORDER NO. AS DESCRIBED IN ITEM 14.
--------------------------------------------------------------------------------
(x)     A. THIS CHANGE ORDER IS ISSUED PURSUANT TO: (Specify authority)
           THE CHANGES SET FORTH IN ITEM 14 ARE MADE IN THE CONTRACT ORDER NO. IN ITEM 10A.

                      CONTRACTOR'S COPY         DUPLICATE ORIGINAL
--------------------------------------------------------------------------------
X       B. THE ABOVE NUMBERED CONTRACT/ORDER IS MODIFIED TO REFLECT THE
           ADMINISTRATIVE CHANGES (such as changes in paying office, appropriation date, etc.) SET FORTH IN ITEM 14, PURSUANT TO THE AUTHORITY OF FAR 43.103(b).
--------------------------------------------------------------------------------
        C. THIS SUPPLEMENTAL AGREEMENT IS ENTERED INTO PURSUANT TO AUTHORITY OF:
--------------------------------------------------------------------------------
        D. OTHER (Specify type of modification and authority)
--------------------------------------------------------------------------------
E.      IMPORTANT: Contractor |X| is not, |_| is required to sign this document
                   and return 4 copies to the issuing office.
--------------------------------------------------------------------------------
14. DESCRIPTION OF AMENDMENT/MODIFICATION (Organized by UCF section headings, including solicitation/contract subject matter where feasible.)

        The purpose of this modification is to increase the funding of the contract by $2,169,145. This modification also corrects Article B-12, Mod. No. 6 to read $5,571,875 in lieu of $5,571,874. The total funding to date is $25,418,311.

        These additional funds extend the period of performance through December 9,1998.

        As a result of the above change, page 14 of subject contract, as revised, is deleted and the enclosed page 14 is substituted in lieu thereof.
--------------------------------------------------------------------------------
15A. NAME AND TITLE OF SIGNER (Type or print)

--------------------------------------------------------------------------------
15B. CONTRACTOR/OFFEROR                                      15C. DATE SIGNED

        ---------------------------------------
        (Signature of person authorized to sign)
--------------------------------------------------------------------------------
16A. NAME AND TITLE OF CONTRACTING OFFICER (Type or print)
        Rene E. Paquette
        Contracting Officer
--------------------------------------------------------------------------------
16B. UNITED STATES OF AMERICA                                  16C. DATE SIGNED
        BY  /S/ RENE E. PAQUETTE                                    10-8-98
           ------------------------
        (Signature of Contracting Officer)
--------------------------------------------------------------------------------
NSN 7540-01-152-8070                  30-105            STANDARD FORM 30 (Rev.
PREVIOUS EDITION UNUSABLE                               10-83)
                                                        Prescribed by GSA
                               CONTRACTOR'S COPY        FAR (48 CFR) 53.243

                                                                     NAS10-98001
                                                                     Mod. No. 16
                                                                     Page 14

                      Table B-12 CONTRACT VALUE & FUNDING

                             -----------------------------------------------------------------------------
                                                         CONTRACT FUNDING
                             -----------------------------------------------------------------------------
      CONTRACT   CONTRACT                   ALL OTHER                               TOTAL COST   ADEQUATE
         MOD      VALUE           ODC         COSTS     TOTAL COSTS       FEE         AND FEE    THRU DATE
                             -----------------------------------------------------------------------------
      Basic   $16,070,575   $   500,000   $   480,769   $   980,769   $    19,231   $ 1,000,000   10/22/97
          1                     250,000     1,024,650     1,274,650        40,986     1,315,636   11/17/97
          2                     250,000       654,615       904,615        26,185       930,800   12/10/97
          3                      12,452     1,105,371     1,117,823        36,124     1,153,947   01/03/98
          4                     726,823     2,133,009     2,859,832        86,903     2,946,735   03/05/98
          5                   1,610,156     3,872,422     5,482,578       159,632     5,642,210   07/04/98
          6                   1,671,192     3,847,546     5,518,738        53,137     5,571,875   08/18/98
          8                   2,660,340       289,012     2,949,352                   2,949,352   09/30/98
          9                                         5             5             5             5   09/30/98
         10     3,615,320
         12     2,026,993                      22,198        22,198       -22,198
         14                  -2,446,751     4,099,097     1,652,346        86,360     1,738,706   10/31/98
         15    17,278,462
         16                      66,564     1,992,643     2,059,207       109,838     2,169,045    12/9/98
    Totals:   $38,991,350   $ 5,300,776   $19,521,337   $24,822,113   $   596,198   $25,418,311    12/9/98



*Added $1 to Mod 6 ODC

AMENDMENT OF SOLICITATION/MODIFICATION OF CONTRACT

1.  CONTRACT ID CODE
      NAS10-98001

    PAGE OF PAGES
     1       2
--------------------------------------------------------------------------------
2.  AMENDMENT/MODIFICATION NO.
             17
--------------------------------------------------------------------------------
3.  EFFECTIVE DATE
    See Block 16C,
--------------------------------------------------------------------------------
4.  REQUISITION/PURCHASE REQ. NO.
           MR 950524
--------------------------------------------------------------------------------
5.  PROJECT NO. (If applicable)
--------------------------------------------------------------------------------
6.  ISSUED BY                                         CODE    OP-OSO  BP
           John F. Kennedy Space Center, NASA
           Procurement Office
           Kennedy Space Center, FL 32899
--------------------------------------------------------------------------------
7.  ADMINISTERED BY (If other than Item 6)            CODE   OP-OSO   BP
           John F. Kennedy Space Center, NASA
           Procurement Office
           Kennedy Space Center, FL 32899
--------------------------------------------------------------------------------
8.  NAME AND ADDRESS OF CONTRACTOR (No., street, county, State, and Zip Code)

    Subcontractor                         Prime Contractor

    Dynacs Engineering Company, Inc.      U. S. Small Business Administration
    35111 US Hwy 19 N., Suite 300         100 S. Biscayne Blvd., 7th Floor
    Palm Harbor, FL 34684                 Miami, FL 33131

    Subcontract Number: 0455-97-706158

    CODE                                                FACILITY CODE
--------------------------------------------------------------------------------
(x) 9A.    AMENDMENT OF SOLICITATION NO.
--------------------------------------------------------------------------------
    9B.    DATED (SEE ITEM 11)
--------------------------------------------------------------------------------
X   10A. MODIFICATION OF CONTRACT/ORDER NO.
           NAS10-98001
--------------------------------------------------------------------------------
    10B. DATED (SEE ITEM 13)
           10/1/97
--------------------------------------------------------------------------------
            11. THIS ITEM ONLY APPLIES TO AMENDMENTS OF SOLICITATIONS
--------------------------------------------------------------------------------
|_| The above numbered solicitation is amended as set forth in item 14. The hour and date specified for receipt of Offers |_| is extended. |_| is not extended. Offers must acknowledge receipt of this amendment prior to the hour and date specified in the solicitation or as amended, by one of the following methods:

(a) By completing Items 8 and 15, and returning __ copies of the amendment; (b) By acknowledging receipt of this amendment on each copy of the offer submitted; or (c) By separate letter or telegram which includes a reference to the solicitation and amendment numbers. FAILURE OF YOUR ACKNOWLEDGEMENT TO BE RECEIVED AT THE PLACE DESIGNATED FOR THE RECEIPT OF OFFERS PRIOR TO THE HOUR AND DATE SPECIFIED MAY RESULT IN REJECTION OF YOUR OFFER. If by virtue of this amendment you desire to change an offer already submitted, such change may be made by telegram or letter, provided each telegram or letter makes reference to the solicitation and this amendment, and is received prior to the opening hour and date specified.
--------------------------------------------------------------------------------
12. ACCOUNTING AND APPROPRIATION DATA (If required)
--------------------------------------------------------------------------------
13. THIS ITEM APPLIES ONLY TO MODIFICATIONS OF CONTRACTS/ORDERS, IT MODIFIES THE CONTRACT/ORDER NO. AS DESCRIBED IN ITEM 14.
--------------------------------------------------------------------------------
A. THIS CHANGE ORDER IS ISSUED PURSUANT TO: (Specify authority) THE CHANGES SET FORTH IN ITEM 14 ARE MADE IN THE CONTRACT ORDER NO. IN ITEM 10A.
--------------------------------------------------------------------------------
B. THE ABOVE NUMBERED CONTRACT/ORDER IS MODIFIED TO REFLECT THE ADMINISTRATIVE CHANGES (such as changes in paying office, appropriation date, etc.) SET FORTH IN ITEM 14, PURSUANT TO THE AUTHORITY OF FAR 43.103(b).
--------------------------------------------------------------------------------
C. THIS SUPPLEMENTAL AGREEMENT IS ENTERED INTO PURSUANT TO AUTHORITY OF
--------------------------------------------------------------------------------
|X| D. OTHER (Specify type of modification and authority)
       Unilateral Modification in accordance with
       Atachment J-4 EDC Award Fee Evaluation Plan
--------------------------------------------------------------------------------
E. IMPORTANT: Contractor |X| is not, |_| is required to sign this document and return 3 copies to the issuing office.
--------------------------------------------------------------------------------
14. DESCRIPTION OF AMENDMENT/MODIFICATION (Organized by UCF section headings, including solicitation/contract subject matter where feasible.)

        A. This contract modification reflects the performance rating and earned award fee for the period October 1, 1997, through September 30, 1998, as follows:

        Rating: Very Good             Earned Award Fee: $360,000.00

        NOTE: PROVISIONAL AWARD FEE PAYMENTS DISBURSED TO DATE IN THE AMOUNT OF $337,758.00 ARE HEREBY DEDUCTED FROM THE EARNED AWARD FEE FOR A NET AMOUNT DUE OF $22,242.00.
--------------------------------------------------------------------------------
15B. CONTRACTOR/OFFEROR                                      15C. DATE SIGNED

        ---------------------------------------
        (Signature of person authorized to sign)
--------------------------------------------------------------------------------
        Bob R. Pirkle
        Contracting Officer
--------------------------------------------------------------------------------
16B. UNITED STATES OF AMERICA                                  16C. DATE SIGNED

        BY    /S/ BOB R. PIRKLE                                 11-13-98
             ------------------------
        (Signature of Contracting Officer)
--------------------------------------------------------------------------------
NSN 7540-01-152-8070                  30-105            STANDARD FORM 30 (REV.
PREVIOUS EDITION UNUSABLE                               10-83)
                                                        Prescribed by GSA
                               CONTRACTOR'S COPY        FAR (48 CFR) 53.243

                                                                     NAS10-98001
                                                                     Mod. No. 17
                                                                     Page 2 of 2


B. The fee determination reflected above is hereby implemented via the following changes to the contract.

    1.  Contract Table B-3 is deleted and replaced by Tables B-3.A and B-3.C.

    2. The contract value for CY1 is decreased by $40,000.00, from $21,712,888.00 to $21,672,888.00, to reflect the amount of unearned award fee.

C:  The following page changes are made by this modification:

                    Remove Pages        Replace Pages
                    ------------        -------------
                         8                   8
                         8.1                 8.1
                         8.2                 8.2
                         -                   8.2.1
                         14                  14

AMENDMENT OF SOLICITATION/MODIFICATION OF CONTRACT

1.  CONTRACT ID CODE

    PAGE OF PAGES
     1       1
--------------------------------------------------------------------------------
2.  AMENDMENT/MODIFICATION NO.
             18
--------------------------------------------------------------------------------
3.  EFFECTIVE DATE
    See Block 16C
--------------------------------------------------------------------------------
4.  REQUISITION/PURCHASE REQ. NO.
           MR 991003 S-1 (F)
--------------------------------------------------------------------------------
5.  PROJECT NO. (If applicable)
--------------------------------------------------------------------------------
6.  ISSUED BY                                         CODE    OP-OSO BP
           John F. Kennedy Space Center, NASA
           Procurement Office
           Kennedy Space Center, FL 32899
--------------------------------------------------------------------------------
7.  ADMINISTERED BY (If other than Item 5)            CODE   OP-OSO
           John F. Kennedy Space Center, NASA
           Procurement Office
           Kennedy Space Center, FL 32899
--------------------------------------------------------------------------------
8.  NAME AND ADDRESS OF CONTRACTOR (No., street, county, State, and Zip Code)

    Subcontractor:                        Prime Contractor:

    Dynacs Engineering Company, Inc.      U. S. Small Business Administration
    35111 US Hwy 19 North., Suite 300     100 So. Biscayne Blvd., 7th fl.
    Palm Harbor, FL 34684                 Miami, FL 33131

    Subcontract Number: 0455-97-706158

    CODE                                                FACILITY CODE
--------------------------------------------------------------------------------
(x) 9A.    AMENDMENT OF SOLICITATION NO.
--------------------------------------------------------------------------------
    9B.    DATED (SEE ITEM 11)
--------------------------------------------------------------------------------
X   10A. MODIFICATION OF CONTRACT/ORDER NO.
           NAS10-98001
--------------------------------------------------------------------------------
    10B. DATED (SEE ITEM 13)
           9/22/97
--------------------------------------------------------------------------------
            11. THIS ITEM ONLY APPLIES TO AMENDMENTS OF SOLICITATIONS
--------------------------------------------------------------------------------
|_| The above numbered solicitation is amended as set forth in item 14. The hour and date specified for receipt of Offers |_| is extended, |_| is not extended.

Offers must acknowledge receipt of this amendment prior to the hour and date specified in the solicitation or as amended, by one of the following methods:

(a) By completing Items 8 and 15, and returning __ copies of the amendment; (b) By acknowledging receipt of this amendment on each copy of the offer submitted; or (c) By separate letter or telegram which includes a reference to the solicitation and amendment numbers. FAILURE OF YOUR ACKNOWLEDGEMENT TO BE RECEIVED AT THE PLACE DESIGNATED FOR THE RECEIPT OF OFFERS PRIOR TO THE HOUR AND DATE SPECIFIED MAY RESULT IN REJECTION OF YOUR OFFER. If by virtue of this amendment you desire to change an offer already submitted, such change may be made by telegram or letter, provided each telegram or letter makes reference to the solicitation and this amendment, and is received prior to the opening hour and date specified.
--------------------------------------------------------------------------------
12.     ACCOUNTING AND APPROPRIATION DATA (If required)
        CW-1/2590C/40-00-00/34/99   $3,512,128.00 Increase
--------------------------------------------------------------------------------
13.     THIS ITEM APPLIES ONLY TO MODIFICATIONS OF CONTRACTS/ORDERS,
        IT MODIFIES THE CONTRACT/ORDER NO. AS DESCRIBED IN ITEM 14.
--------------------------------------------------------------------------------
(x)     A. THIS CHANGE ORDER IS ISSUED PURSUANT TO: (Specify authority)
           THE CHANGES SET FORTH IN ITEM 14 ARE MADE IN THE CONTRACT ORDER NO. IN ITEM 10A.
--------------------------------------------------------------------------------
X       B. THE ABOVE NUMBERED CONTRACT/ORDER IS MODIFIED TO REFLECT THE
           ADMINISTRATIVE CHANGES (such as changes in paying office, appropriation date, etc.) SET FORTH IN ITEM 14, PURSUANT TO THE AUTHORITY OF FAR 43.103(b).
--------------------------------------------------------------------------------
        C. THIS SUPPLEMENTAL AGREEMENT IS ENTERED INTO PURSUANT TO AUTHORITY OF:
--------------------------------------------------------------------------------
        D. OTHER (Specify type of modification and authority)
--------------------------------------------------------------------------------
E.      IMPORTANT: Contractor |X| is not, |_| is required to sign this document
                   and return 4 copies to the issuing office.
--------------------------------------------------------------------------------
14. DESCRIPTION OF AMENDMENT/MODIFICATION (Organized by UCF section headings, including solicitation/contract subject matter where feasible.)

        A. The purpose of this modification is to incrementally fund the contract with an additional $3,512,128.00 as reflected in Table B-12 for a revised total of $28,930,439. Funding is adequate for contract performance through January 30,1999.

        B. As a result of the above change, page 14 of subject contract, as revised, is deleted and the enclosed page 14 is substituted in lieu thereof.
--------------------------------------------------------------------------------
15A. NAME AND TITLE OF SIGNER (Type or print)

--------------------------------------------------------------------------------
15B. CONTRACTOR/OFFEROR                                      15C. DATE SIGNED

        ---------------------------------------
        (Signature of person authorized to sign)
--------------------------------------------------------------------------------
16A. NAME AND TITLE OF CONTRACTING OFFICER (Type or print)
        Bob R. Pirkle
        Contracting Officer
--------------------------------------------------------------------------------
16B. UNITED STATES OF AMERICA                                  16C. DATE SIGNED
        BY    /S/ BOB R. PIRKLE                                 11-24-98
             ------------------------
        (Signature of Contracting Officer)
--------------------------------------------------------------------------------
NSN 7540-01-152-8070                  30-105            STANDARD FORM 30
PREVIOUS EDITION UNUSABLE                               (REV. 10-83)
                                                        Prescribed by GSA
                               CONTRACTOR'S COPY        FAR (48 CFR) 53.24

AMENDMENT OF SOLICITATION/MODIFICATION OF CONTRACT

1.  CONTRACT ID CODE

    PAGE OF PAGES
     1       1
--------------------------------------------------------------------------------
2.  AMENDMENT/MODIFICATION NO.
             19
--------------------------------------------------------------------------------
3.  EFFECTIVE DATE
    See Block 16C
--------------------------------------------------------------------------------
4.  REQUISITION/PURCHASE REQ. NO.
           MR 991003 S-2 (F)
--------------------------------------------------------------------------------
5.  PROJECT NO. (If applicable)
--------------------------------------------------------------------------------
6.  ISSUED BY                                         CODE    OP-OSO BP
           John F. Kennedy Space Center, NASA
           Procurement Office
           Kennedy Space Center, FL 32899
--------------------------------------------------------------------------------
7.  ADMINISTERED BY (If other than Item 5)            CODE   OP-OSO
           John F. Kennedy Space Center, NASA
           Procurement Office
           Kennedy Space Center, FL 32899
--------------------------------------------------------------------------------
8.  NAME AND ADDRESS OF CONTRACTOR (No., street, county, State, and Zip Code)

    Subcontractor:                        Prime Contractor:

    Dynacs Engineering Company, Inc.      U. S. Small Business Administration
    35111 US Hwy 19 North, Suite 300      100 So. Biscayne Blvd., 7th fl.
    Palm Harbor, FL 34684                 Miami, FL 33131

    Subcontract Number: 0455-97-706158

    CODE                                                FACILITY CODE
--------------------------------------------------------------------------------
(x) 9A.    AMENDMENT OF SOLICITATION NO.
--------------------------------------------------------------------------------
    9B.    DATED (SEE ITEM 11)
--------------------------------------------------------------------------------
X   10A. MODIFICATION OF CONTRACT/ORDER NO.
           NAS10-98001
--------------------------------------------------------------------------------
    10B. DATED (SEE ITEM 13)
           9/22/97
--------------------------------------------------------------------------------
            11. THIS ITEM ONLY APPLIES TO AMENDMENTS OF SOLICITATIONS
--------------------------------------------------------------------------------
|_| The above numbered solicitation is amended as set forth in item 14. The hour and date specified for receipt of Offers |_| is extended. |_| is not extended.

Offers must acknowledge receipt of this amendment prior to the hour and date specified in the solicitation or as amended, by one of the following methods:

(a) By completing Items 8 and 15, and returning __ copies of the amendment; (b) By acknowledging receipt of this amendment on each copy of the offer submitted; or (c) By separate letter or telegram which includes a reference to the solicitation and amendment numbers. FAILURE OF YOUR ACKNOWLEDGEMENT TO BE RECEIVED AT THE PLACE DESIGNATED FOR THE RECEIPT OF OFFERS PRIOR TO THE HOUR AND DATE SPECIFIED MAY RESULT IN REJECTION OF YOUR OFFER. If by virtue of this amendment you desire to change an offer already submitted, such change may be made by telegram or letter, provided each telegram or letter makes reference to the solicitation and this amendment, and is received prior to the opening hour and date specified.
--------------------------------------------------------------------------------
12.     ACCOUNTING AND APPROPRIATION DATA (If required)

        CW-1/2590C/40-00-00/34/99 $11,056,165.00 INCREASE
--------------------------------------------------------------------------------
13.     THIS ITEM APPLIES ONLY TO MODIFICATIONS OF CONTRACTS/ORDERS,
        IT MODIFIES THE CONTRACT/ORDER NO. AS DESCRIBED IN ITEM 14.
--------------------------------------------------------------------------------
(x)     A. THIS CHANGE ORDER IS ISSUED PURSUANT TO: (Specify authority)
           THE CHANGES SET FORTH IN ITEM 14 ARE MADE IN THE CONTRACT ORDER NO. IN ITEM 10A.
--------------------------------------------------------------------------------
X       B. THE ABOVE NUMBERED CONTRACT/ORDER IS MODIFIED TO REFLECT THE
           ADMINISTRATIVE CHANGES (such as changes in paying office, appropriation date, etc.) SET FORTH IN ITEM 14, PURSUANT TO THE AUTHORITY OF FAR 43.103(b).
--------------------------------------------------------------------------------
        C. THIS SUPPLEMENTAL AGREEMENT IS ENTERED INTO PURSUANT TO AUTHORITY OF:
--------------------------------------------------------------------------------
        D. OTHER (Specify type of modification and authority)
--------------------------------------------------------------------------------
E.      IMPORTANT: Contractor |X| is not, |_| is required to sign this document
                   and return 4 copies to the issuing office.
--------------------------------------------------------------------------------
14. DESCRIPTION OF AMENDMENT/MODIFICATION (Organized by UCF section headings, including solicitation/contract subject matter where feasible.)

        A. The purpose of this modification is to incrementally fund the contract with an additional $11,056,165.00 as reflected in Table B-12 for a revised total of $39,986,604.00. funding is adequate for contract performance through July 15,1999.

        B. As a result of the above change, page 14 of subject contract, as revised, is deleted and the enclosed page 14 is substituted in lieu thereof.
--------------------------------------------------------------------------------
15A. NAME AND TITLE OF SIGNER (Type or print)

--------------------------------------------------------------------------------
15B. CONTRACTOR/OFFEROR                                      15C. DATE SIGNED

        ---------------------------------------
        (Signature of person authorized to sign)
--------------------------------------------------------------------------------
16A. NAME AND TITLE OF CONTRACTING OFFICER (Type or print)
        Bob R. Pirkle
        Contracting Officer
--------------------------------------------------------------------------------
16B. UNITED STATES OF AMERICA                                  16C. DATE SIGNED
        BY    /S/ BOB R. PIRKLE                                  1-20-99
             ------------------------
        (Signature of Contracting Officer)
--------------------------------------------------------------------------------
NSN 7540-01-152-8070                  30-105            STANDARD FORM 30
PREVIOUS EDITION UNUSABLE                               (REV. 10-83)
                                                        Prescribed by GSA
                               CONTRACTOR'S COPY        FAR (48 CFR) 53.24

AMENDMENT OF SOLICITATION/MODIFICATION OF CONTRACT

1.  CONTRACT ID CODE

    PAGE OF PAGES
     1       1
--------------------------------------------------------------------------------
2.  AMENDMENT/MODIFICATION NO.
             20
--------------------------------------------------------------------------------
3.  EFFECTIVE DATE
    See Block 16C
--------------------------------------------------------------------------------
4.  REQUISITION/PURCHASE REQ. NO.
           MR 991003 S-3 (F)
--------------------------------------------------------------------------------
5.  PROJECT NO. (If applicable)
--------------------------------------------------------------------------------
6.  ISSUED BY                                         CODE    OP-OSO BP
           John F. Kennedy Space Center, NASA
           Procurement Office
           Kennedy Space Center, FL 32899
--------------------------------------------------------------------------------
7.  ADMINISTERED BY (If other than Item 5)            CODE   OP-OSO
           John F. Kennedy Space Center, NASA
           Procurement Office
           Kennedy Space Center, FL 32899
--------------------------------------------------------------------------------
8.  NAME AND ADDRESS OF CONTRACTOR (No., street, county, State, and Zip Code)

    Subcontractor:                        Prime Contractor:

    Dynacs Engineering Company, Inc.      U. S. Small Business Administration
    35111 US Hwy 19 North, Suite 300      100 So. Biscayne Blvd., 7th fl.
    Palm Harbor, FL 34684                 Miami, FL 33131

    Subcontract Number: 0455-97-706158

    CODE                                                FACILITY CODE
--------------------------------------------------------------------------------
(x) 9A.    AMENDMENT OF SOLICITATION NO.
--------------------------------------------------------------------------------
    9B.    DATED (SEE ITEM 11)
--------------------------------------------------------------------------------
X   10A. MODIFICATION OF CONTRACT/ORDER NO.
           NAS10-98001
--------------------------------------------------------------------------------
    10B. DATED (SEE ITEM 13)
           9/22/97
--------------------------------------------------------------------------------
            11. THIS ITEM ONLY APPLIES TO AMENDMENTS OF SOLICITATIONS
--------------------------------------------------------------------------------
|_| The above numbered solicitation is amended as set forth in item 14. The hour and date specified for receipt of Offers |_| is extended, |_| is not extended.

Offers must acknowledge receipt of this amendment prior to the hour and date specified in the solicitation or as amended, by one of the following methods:

(a) By completing Items 8 and 15, and returning __ copies of the amendment; (b) By acknowledging receipt of this amendment on each copy of the offer submitted; or (c) By separate letter or telegram which includes a reference to the solicitation and amendment numbers. FAILURE OF YOUR ACKNOWLEDGEMENT TO BE RECEIVED AT THE PLACE DESIGNATED FOR THE RECEIPT OF OFFERS PRIOR TO THE HOUR AND DATE SPECIFIED MAY RESULT IN REJECTION OF YOUR OFFER. If by virtue of this amendment you desire to change an offer already submitted, such change may be made by telegram or letter, provided each telegram or letter makes reference to the solicitation and this amendment, and is received prior to the opening hour and date specified.
--------------------------------------------------------------------------------
12.     ACCOUNTING AND APPROPRIATION DATA (If required)

        CW-1/2590C/40-00-00/34/99 $2,801,843.00  INCREASE
--------------------------------------------------------------------------------
13.     THIS ITEM APPLIES ONLY TO MODIFICATIONS OF CONTRACTS/ORDERS,
        IT MODIFIES THE CONTRACT/ORDER NO. AS DESCRIBED IN ITEM 14.
--------------------------------------------------------------------------------
(x)     A. THIS CHANGE ORDER IS ISSUED PURSUANT TO: (Specify authority)
           THE CHANGES SET FORTH IN ITEM 14 ARE MADE IN THE CONTRACT ORDER NO. IN ITEM 10A.
--------------------------------------------------------------------------------
X       B. THE ABOVE NUMBERED CONTRACT/ORDER IS MODIFIED TO REFLECT THE
           ADMINISTRATIVE CHANGES (such as changes in paying office, appropriation date, etc.) SET FORTH IN ITEM 14, PURSUANT TO THE AUTHORITY OF FAR 43.103(b).
--------------------------------------------------------------------------------
        C. THIS SUPPLEMENTAL AGREEMENT IS ENTERED INTO PURSUANT TO AUTHORITY OF:
--------------------------------------------------------------------------------
        D. OTHER (Specify type of modification and authority)
--------------------------------------------------------------------------------
E.      IMPORTANT: Contractor |X| is not, |_| is required to sign this document
                   and return 4 copies to the issuing office.
--------------------------------------------------------------------------------
14. DESCRIPTION OF AMENDMENT/MODIFICATION (Organized by UCF section headings, including solicitation/contract subject matter where feasible.)

        A. The purpose of this modification is to incrementally fund the contract with an additional $2,801,843.00 as reflected in Table B-12 for a revised total of $42,788,447.00. Funding is adequate for contract performance through August 30,1999.

        B. As a result of the above change, page 14 of subject contract, as revised, is deleted and the enclosed page 14 is substituted in lieu thereof.
--------------------------------------------------------------------------------
15A. NAME AND TITLE OF SIGNER (Type or print)

--------------------------------------------------------------------------------
15B. CONTRACTOR/OFFEROR                                      15C. DATE SIGNED

        ---------------------------------------
        (Signature of person authorized to sign)
--------------------------------------------------------------------------------
16A. NAME AND TITLE OF CONTRACTING OFFICER (Type or print)
        Bob R. Pirkle
        Contracting Officer
--------------------------------------------------------------------------------
16B. UNITED STATES OF AMERICA                                  16C. DATE SIGNED
        BY    /S/ BOB R. PIRKLE                                 3-15-99
             ------------------------
        (Signature of Contracting Officer)
--------------------------------------------------------------------------------
NSN 7540-01-152-8070                  30-105            STANDARD FORM 30
PREVIOUS EDITION UNUSABLE                               (REV. 10-83)
                                                        Prescribed by GSA
                               CONTRACTOR'S COPY        FAR (48 CFR) 53.24

AMENDMENT OF SOLICITATION/MODIFICATION OF CONTRACT

1.  CONTRACT ID CODE  NAS10-98001

    PAGE OF PAGES
     1       2
--------------------------------------------------------------------------------
2.  AMENDMENT/MODIFICATION NO.
             21
--------------------------------------------------------------------------------
3.  EFFECTIVE DATE
    See Block 16C
--------------------------------------------------------------------------------
4.  REQUISITION/PURCHASE REQ. NO.

--------------------------------------------------------------------------------
5.  PROJECT NO. (If applicable)
--------------------------------------------------------------------------------
6.  ISSUED BY                                         CODE    OP-OSO BP
           John F. Kennedy Space Center, NASA
           Procurement Office
           Kennedy Space Center, FL 32899
--------------------------------------------------------------------------------
7.  ADMINISTERED BY (If other than Item 5)            CODE   OP-OSO  BP
           John F. Kennedy Space Center, NASA
           Procurement Office
           Kennedy Space Center, FL 32899
--------------------------------------------------------------------------------
8.  NAME AND ADDRESS OF CONTRACTOR (No., street, county, State, and Zip Code)

    Subcontractor:                        Prime Contractor:

    Dynacs Engineering Company, Inc.      U. S. Small Business Administration
    35111 US Hwy 19 N., Suite 300         100 S. Biscayne Blvd., 7th floor
    Palm Harbor, FL 34684                 Miami, FL 33131

    Subcontract Number: 0455-97-706158

    CODE                                                FACILITY CODE
--------------------------------------------------------------------------------
(x) 9A.    AMENDMENT OF SOLICITATION NO.
--------------------------------------------------------------------------------
    9B.    DATED (SEE ITEM 11)
--------------------------------------------------------------------------------
X   10A. MODIFICATION OF CONTRACT/ORDER NO.
           NAS10-98001
--------------------------------------------------------------------------------
    10B. DATED (SEE ITEM 13)
           10/1/97
--------------------------------------------------------------------------------
            11. THIS ITEM ONLY APPLIES TO AMENDMENTS OF SOLICITATIONS
--------------------------------------------------------------------------------
|_| The above numbered solicitation is amended as set forth in item 14. The hour and date specified for receipt of Offers |_| is extended, |_| is not extended.

Offers must acknowledge receipt of this amendment prior to the hour and date specified in the solicitation or as amended, by one of the following methods:

(a) By completing Items 8 and 15, and returning __ copies of the amendment; (b) By acknowledging receipt of this amendment on each copy of the offer submitted; or (c) By separate letter or telegram which includes a reference to the solicitation and amendment numbers. FAILURE OF YOUR ACKNOWLEDGEMENT TO BE RECEIVED AT THE PLACE DESIGNATED FOR THE RECEIPT OF OFFERS PRIOR TO THE HOUR AND DATE SPECIFIED MAY RESULT IN REJECTION OF YOUR OFFER. If by virtue of this amendment you desire to change an offer already submitted, such change may be made by telegram or letter, provided each telegram or letter makes reference to the solicitation and this amendment, and is received prior to the opening hour and date specified.
--------------------------------------------------------------------------------
12.     ACCOUNTING AND APPROPRIATION DATA (If required)

        NO CHANGE
--------------------------------------------------------------------------------
13.     THIS ITEM APPLIES ONLY TO MODIFICATIONS OF CONTRACTS/ORDERS,
        IT MODIFIES THE CONTRACT/ORDER NO. AS DESCRIBED IN ITEM 14.
--------------------------------------------------------------------------------
        A. THIS CHANGE ORDER IS ISSUED PURSUANT TO: (Specify authority)
           THE CHANGES SET FORTH IN ITEM 14 ARE MADE IN THE CONTRACT ORDER NO. IN ITEM 10A.
--------------------------------------------------------------------------------
        B. THE ABOVE NUMBERED CONTRACT/ORDER IS MODIFIED TO REFLECT THE ADMINISTRATIVE CHANGES (such as changes in paying office, appropriation date, etc.) SET FORTH IN ITEM 14, PURSUANT TO THE AUTHORITY OF FAR 43.103(b).
--------------------------------------------------------------------------------
        C. THIS SUPPLEMENTAL AGREEMENT IS ENTERED INTO PURSUANT TO AUTHORITY OF:
--------------------------------------------------------------------------------
|X|     D. OTHER (Specify type of modification and authority)
        Exercise of Option pursuant to Contract Article B-5
--------------------------------------------------------------------------------
E.      IMPORTANT: Contractor |X| is not, |_| is required to sign this document
                   and return copies to the issuing office.
--------------------------------------------------------------------------------
14. DESCRIPTION OF AMENDMENT/MODIFICATION (Organized by UCF section headings, including solicitation/contract subject matter where feasible.)

        This modification serves to exercise an option for 187,000 additional labor hours.

        SEE PAGE 2
--------------------------------------------------------------------------------
15A. NAME AND TITLE OF SIGNER (Type or print)

--------------------------------------------------------------------------------
15B. CONTRACTOR/OFFEROR                                      15C. DATE SIGNED

        ---------------------------------------
        (Signature of person authorized to sign)
--------------------------------------------------------------------------------
16A. NAME AND TITLE OF CONTRACTING OFFICER (Type or print)
        Bob R. Pirkle
        Contracting Officer
--------------------------------------------------------------------------------
16B. UNITED STATES OF AMERICA                                  16C. DATE SIGNED
        BY    /S/ BOB R. PIRKLE                                 4-28-99
             ------------------------
        (Signature of Contracting Officer)
--------------------------------------------------------------------------------
NSN 7540-01-152-8070                  30-105            STANDARD FORM 30
PREVIOUS EDITION UNUSABLE                               (REV. 10-83)
                                                        Prescribed by GSA
                               CONTRACTOR'S COPY        FAR (48 CFR) 53.24

                                                                     NAS10-98001
                                                                      Mod. No.21
                                                                     Page 2 of 2

    1. Pursuant to Contract Article B-5, OPTIONS TO EXTEND THE PERIOD OF CONTRACT AND OPTIONS FOR INCREMENTAL INCREASE OF EFFORT, the Government unilaterally increases the maximum number of labor hours that can be ordered during the period October 1, 1998 through September 30, 1999 by 187,000 (163,550 Direct/23,450 Subcontract). This action increases the total contract value from $38,951,350 to $45,481,964, an increase of $6,530,614.

    2. Contract Article B-2, EFFORT REQUIRED DURING CONTRACT PERFORMANCE, is updated to reflect an increase in the maximum order requirements from 350,000 hours to 537,000 hours for the period October 1, 1998 through September 30, 1999.

    3. Contract Article B-5, OPTIONS TO EXTEND THE PERIOD OF CONTRACT AND OPTIONS FOR INCREMENTAL INCREASE OF EFFORT, is updated to reflect the total number of hours exercised to date and the optional labor hours remaining available.

    4. Contract Tables B-3.A, CONTRACT VALUE, and B-12, CONTRACT VALUE AND FUNDING, are updated to reflect the increase to estimated cost of $6,194,014, and increase the amounts for available award fee and incentive fee by $237,490, and $99,110, respectively.

    5. Contract Table B-3.C, AVAILABLE AND EARNED FEES, is updated to reflect an increase to available award fee of $237,490, and $99,110, for incentive fee.

    6.  The following page changes are made by this modification:


                               Remove Pages               Add/Replace Pages
                               ------------               -----------------
                                   7.1                          7.1
                                   8.1                          8.1
                                   8.2.1                        8.2.1
                                   9                            9
                                   14                           14

AMENDMENT OF SOLICITATION/MODIFICATION OF CONTRACT

--------------------------------------------------------------------------------
1.  CONTRACT ID CODE

--------------------------------------------------------------------------------
    PAGE OF PAGES
     1       1
--------------------------------------------------------------------------------
2.  AMENDMENT/MODIFICATION NO.
             22
--------------------------------------------------------------------------------
3.  EFFECTIVE DATE
    See Block 16C
--------------------------------------------------------------------------------
4.  REQUISITION/PURCHASE REQ. NO.
           MR 991003 S-4 (F)
--------------------------------------------------------------------------------
5.  PROJECT NO. (If applicable)

--------------------------------------------------------------------------------
6.  ISSUED BY                                         CODE    OP-OSO BP
           John F. Kennedy Space Center, NASA         --------------------------
           Procurement Office
           Kennedy Space Center, FL 32899
--------------------------------------------------------------------------------
7.  ADMINISTERED BY (If other than Item 6)            CODE   OP-OSO
           John F. Kennedy Space Center, NASA         --------------------------
           Procurement Office
           Kennedy Space Center, FL 32899
--------------------------------------------------------------------------------
8.  NAME AND ADDRESS OF CONTRACTOR (No., street, county, State, and Zip Code)

    Subcontractor:                        Prime Contractor:

    Dynacs Engineering Company, Inc.      U. S. Small Business Administration
    35111 US Hwy 19 North, Suite 300      100 So. Biscayne Blvd., 7th fl.
    Palm Harbor, FL 34684                 Miami, FL 33131

    Subcontract Number: 0455-97-706158
--------------------------------------------------------------------------------
    CODE                                                FACILITY CODE
--------------------------------------------------------------------------------
(x) 9A.    AMENDMENT OF SOLICITATION NO.
--------------------------------------------------------------------------------
    9B.    DATED (SEE ITEM 11)
--------------------------------------------------------------------------------
X   10A. MODIFICATION OF CONTRACT/ORDER NO.
           NAS10-98001
--------------------------------------------------------------------------------
    10B. DATED (SEE ITEM 13)
           9/22/97
--------------------------------------------------------------------------------
            11. THIS ITEM ONLY APPLIES TO AMENDMENTS OF SOLICITATIONS
--------------------------------------------------------------------------------
|_| The above numbered solicitation is amended as set forth in item 14. The hour and date specified for receipt of Offers |_| is extended, |_| is not extended.

Offers must acknowledge receipt of this amendment prior to the hour and date specified in the solicitation or as amended, by one of the following methods:

(a) By completing Items 8 and 15, and returning __ copies of the amendment; (b) By acknowledging receipt of this amendment on each copy of the offer submitted; or (c) By separate letter or telegram which includes a reference to the solicitation and amendment numbers. FAILURE OF YOUR ACKNOWLEDGEMENT TO BE RECEIVED AT THE PLACE DESIGNATED FOR THE RECEIPT OF OFFERS PRIOR TO THE HOUR AND DATE SPECIFIED MAY RESULT IN REJECTION OF YOUR OFFER. If by virtue of this amendment you desire to change an offer already submitted, such change may be made by telegram or letter, provided each telegram or letter makes reference to the solicitation and this amendment, and is received prior to the opening hour and date specified.
--------------------------------------------------------------------------------
12.     ACCOUNTING AND APPROPRIATION DATA (If required)

        CW-1/2590C/40-00-00/34/99 $2,351,977.00  INCREASE
--------------------------------------------------------------------------------
13.     THIS ITEM APPLIES ONLY TO MODIFICATIONS OF CONTRACTS/ORDERS,
        IT MODIFIES THE CONTRACT/ORDER NO. AS DESCRIBED IN ITEM 14.
--------------------------------------------------------------------------------
(x)     A. THIS CHANGE ORDER IS ISSUED PURSUANT TO: (Specify authority)
           THE CHANGES SET FORTH IN ITEM 14 ARE MADE IN THE CONTRACT ORDER NO. IN ITEM 10A.
--------------------------------------------------------------------------------
X       B. THE ABOVE NUMBERED CONTRACT/ORDER IS MODIFIED TO REFLECT THE
           ADMINISTRATIVE CHANGES (such as changes in paying office, appropriation date, etc.) SET FORTH IN ITEM 14, PURSUANT TO THE AUTHORITY OF FAR 43.103(b).
--------------------------------------------------------------------------------
        C. THIS SUPPLEMENTAL AGREEMENT IS ENTERED INTO PURSUANT TO AUTHORITY OF:

--------------------------------------------------------------------------------
        D. OTHER (Specify type of modification and authority)

--------------------------------------------------------------------------------
E.      IMPORTANT: Contractor |X| is not, |_| is required to sign this document
                   and return 4 copies to the issuing office.
--------------------------------------------------------------------------------
14. DESCRIPTION OF AMENDMENT/MODIFICATION (Organized by UCF section headings, including solicitation/contract subject matter where feasible.)

        A. The purpose of this modification is to incrementally fund the contract with an additional $2,351,977.00 as reflected in Table B-12 for a revised total of $45,140,424.00. Funding is adequate for contract performance through September 30, 1999.

        B. As a result of the above change, page 14 of subject contract, as revised, is deleted and the enclosed page 14 is substituted in lieu thereof.
--------------------------------------------------------------------------------
15A. NAME AND TITLE OF SIGNER (Type or print)

--------------------------------------------------------------------------------
15B. CONTRACTOR/OFFEROR                                      15C. DATE SIGNED

        ---------------------------------------
        (Signature of person authorized to sign)
--------------------------------------------------------------------------------
16A. NAME AND TITLE OF CONTRACTING OFFICER (Type or print)
        Bob R. Pirkle
        Contracting Officer
--------------------------------------------------------------------------------
16B. UNITED STATES OF AMERICA                                  16C. DATE SIGNED
        BY    /s/ Bob R. Pirkle                                 5-20-99
             ------------------------
        (Signature of Contracting Officer)
--------------------------------------------------------------------------------
NSN 7540-01-152-8070                  30-105            STANDARD FORM 30
PREVIOUS EDITION UNUSABLE                               (REV. 10-83)
                                                        Prescribed by GSA
                               CONTRACTOR'S COPY        FAR (48 CFR) 53.243

AMENDMENT OF SOLICITATION/MODIFICATION OF CONTRACT
--------------------------------------------------------------------------------
1.  CONTRACT ID CODE
    NAS1O-98001
--------------------------------------------------------------------------------
    PAGE OF PAGES
     1       2
--------------------------------------------------------------------------------
2.  AMENDMENT/MODIFICATION NO.
             23
--------------------------------------------------------------------------------
3.  EFFECTIVE DATE
    See Block 16C
--------------------------------------------------------------------------------
4.  REQUISITION/PURCHASE REQ. NO.
           MR 991003 S-5 (F)
--------------------------------------------------------------------------------
5.  PROJECT NO. (If applicable)

--------------------------------------------------------------------------------
6.  ISSUED BY                                         CODE    OP-OSO  BP
           John F. Kennedy Space Center, NASA         --------------------------
           Procurement Office
           Kennedy Space Center, FL 32899
--------------------------------------------------------------------------------
7.  ADMINISTERED BY (If other than Item 6)            CODE   OP-OSO BP
           John F. Kennedy Space Center, NASA         --------------------------
           Procurement Office
           Kennedy Space Center, FL 32899
--------------------------------------------------------------------------------
8.  NAME AND ADDRESS OF CONTRACTOR (No., street, county, State, and Zip Code)

    Subcontractor:                        Prime Contractor:

    Dynacs Engineering Company, Inc.      U. S. Small Business Admin.
    35111 US Hwy 19 N., Suite 300         100 S. Biscayne Blvd., 7th floor
    Palm Harbor, FL 34684                 Miami, FL 33131

    Subcontract Number: 0455-97-706158
--------------------------------------------------------------------------------
    CODE                                                FACILITY CODE
--------------------------------------------------------------------------------
    9A.    AMENDMENT OF SOLICITATION NO.

    9B.    DATED (SEE ITEM 11)
--------------------------------------------------------------------------------
    10A. MODIFICATION OF CONTRACT/ORDER NO.
           NAS10-98001
--------------------------------------------------------------------------------
    10B. DATED (SEE ITEM 13)
           10/1/97
--------------------------------------------------------------------------------
            11. THIS ITEM ONLY APPLIES TO AMENDMENTS OF SOLICITATIONS
--------------------------------------------------------------------------------
|_| The above numbered solicitation is amended as set forth in Item 14. The hour and date specified for receipt of Offers |_| is extended, |_| is not extended.

Offers must acknowledge receipt of this amendment prior to the hour and date specified in the solicitation or as amended, by one of the following methods:

(a) By completing Items 8 and 15, and returning __ copies of the amendment; (b) By acknowledging receipt of this amendment on each copy of the offer submitted; or (c) By separate letter or telegram which includes a reference to the solicitation and amendment numbers. FAILURE OF YOUR ACKNOWLEDGEMENT TO BE RECEIVED AT THE PLACE DESIGNATED FOR THE RECEIPT OF OFFERS PRIOR TO THE HOUR AND DATE SPECIFIED MAY RESULT IN REJECTION OF YOUR OFFER. If by virtue of this amendment you desire to change an offer already submitted, such change may be made by telegram or letter, provided each telegram or letter makes reference to the solicitation and this amendment, and is received prior to the opening hour and date specified.
--------------------------------------------------------------------------------
12.     ACCOUNTING AND APPROPRIATION DATA (If required)

        CW-1/2590C/40-00-00/34/99 MR 991033 S-5 (F)   $1,017,500.00 increase
--------------------------------------------------------------------------------
13.     THIS ITEM APPLIES ONLY TO MODIFICATIONS OF CONTRACTS/ORDERS,
        IT MODIFIES THE CONTRACT/ORDER NO. AS DESCRIBED IN ITEM 14.
--------------------------------------------------------------------------------
|_|     A. THIS CHANGE ORDER IS ISSUED PURSUANT TO: (Specify authority)
           THE CHANGES SET FORTH IN ITEM 14 ARE MADE IN THE CONTRACT ORDER NO. IN ITEM 10A.
--------------------------------------------------------------------------------
        B. THE ABOVE NUMBERED CONTRACT/ORDER IS MODIFIED TO REFLECT THE ADMINISTRATIVE CHANGES (such as changes in paying office, appropriation date, etc.) SET FORTH IN ITEM 14, PURSUANT TO THE AUTHORITY OF FAR 43.103(b).
--------------------------------------------------------------------------------
        C. THIS SUPPLEMENTAL AGREEMENT IS ENTERED INTO PURSUANT TO AUTHORITY OF:

--------------------------------------------------------------------------------
|X|     D. OTHER (Specify type of modification and authority)

                   Exercise of option pursuant to Article B-5
--------------------------------------------------------------------------------
E.      IMPORTANT: Contractor |X| is not, |_| is required to sign this document
                   and return 3 copies to the issuing office.
--------------------------------------------------------------------------------
14. DESCRIPTION OF AMENDMENT/MODIFICATION (Organized by UCF section headings, including solicitation/contract subject matter where feasible.)

        The purpose of this modification is to incrementally fund the contract with an additional $1,017,500.00 and to exercise the option for 19,000 additional labor hours.

                                   SEE PAGE 2
--------------------------------------------------------------------------------
15B. CONTRACTOR/OFFEROR                                      15C. DATE SIGNED

        ---------------------------------------
        (Signature of person authorized to sign)
--------------------------------------------------------------------------------
           Bob R. Pirkle
        Contracting Officer
--------------------------------------------------------------------------------
16B. UNITED STATES OF AMERICA                                  16C. DATE SIGNED
        BY    /s/ Bob R. Pirkle                                 7-27-99
             ------------------------
        (Signature of Contracting Officer)
--------------------------------------------------------------------------------
NSN 7540-01-152-8070                  30-105            STANDARD FORM 30 (REV.
PREVIOUS EDITION UNUSABLE                               10-83)
                                                        Prescribed by GSA
                               CONTRACTOR'S COPY        FAR (48 CFR) 53.243

                                                                     NAS10-98001
                                                                     Mod. No. 23
                                                                     Page 2 of 2


A. This modification incrementally funds the contract with an additional $1,017,500 as reflected in the Table B-12 for a revised total of $46,157,924. Funding is adequate for contract performance through September 1999.

B. Pursuant to Contract Article B-5, OPTIONS TO EXTEND THE PERIOD OF CONTRACT AND OPTIONS FOR INCREMENTAL INCREASE OF EFFORT, the Government unilaterally increases the maximum number of labor hours that can be ordered during the period October 1, 1998 through September 30, 1999 by 19,000 (13,000 Direct / 3,000 Subcontract). This action increases the total contract value from $45,481,964 to $46,157,924, an increase of $675,960.

C. Contract Article B-2, EFFORT REQUIRED DURING CONTRACT PERFORMANCE, is updated to reflect an increase in the maximum order requirements from 537,000 hours to 556,000 hours for the period October 1, 1998 through September 30, 1999.

D. Contract Article B-5, OPTIONS TO EXTEND THE PERIOD OF CONTRACT AND OPTIONS FOR INCREMENTAL INCREASE OF EFFORT, is updated to reflect the total number of hours exercised to date and optional labor hours remaining available.

E. Contract Tables B-3.A, CONTRACT VALUE, and B-12, CONTRACT VALUE AND FUNDING, are updated to reflect the increase to estimated cost of $641,760, and increase the amounts of available award fee and incentive fee by $24,130 and $10,070, respectively.

F. Contract Table B-3.C, AVAILABLE AND EARNED FEES, is updated to reflect an increase to available award fee of $24,130 and $10,070, for incentive fee.

G. The following page changes are made by this modification:

          Remove Pages                  Replace Pages
          ------------                  -------------

               7.1                           7.1
               8.1                           8.1
               8.2.1                         8.2.1
               9                             9
               14                            14

AMENDMENT OF SOLICITATION/MODIFICATION OF CONTRACT

--------------------------------------------------------------------------------
1.  CONTRACT ID CODE

       NAS10-98001
--------------------------------------------------------------------------------
    PAGE OF PAGES
     1       1
--------------------------------------------------------------------------------
2.  AMENDMENT/MODIFICATION NO.
             24
--------------------------------------------------------------------------------
3.  EFFECTIVE DATE
    See Block 16C
--------------------------------------------------------------------------------
4.  REQUISITION/PURCHASE REQ. NO.

--------------------------------------------------------------------------------
5.  PROJECT NO. (If applicable)

--------------------------------------------------------------------------------
6.  ISSUED BY                                         CODE    OP-OSO  TP
           John F. Kennedy Space Center, NASA         --------------------------
           Procurement Office
           Kennedy Space Center, FL 32899
--------------------------------------------------------------------------------
7.  ADMINISTERED BY (If other than Item 6)            CODE   OP-OSO TP
           John F. Kennedy Space Center, NASA         --------------------------
           Procurement Office
           Kennedy Space Center, FL 32899
--------------------------------------------------------------------------------
8.  NAME AND ADDRESS OF CONTRACTOR (No., street, county, State, and Zip Code)

    Subcontractor:                        Prime Contractor:

    Dynacs Engineering Co., Inc.      U. S. Small Business Admin.
    35111 US Hwy 19 N., Suite 300         100 S. Biscayne Blvd., 7th floor
    Palm Harbor, FL 34684                 Miami, FL 33131

    Subcontract Number: 0455-97-706158

--------------------------------------------------------------------------------
    CODE                                                FACILITY CODE
--------------------------------------------------------------------------------
    9A.    AMENDMENT OF SOLICITATION NO.
--------------------------------------------------------------------------------
    9B.    DATED (SEE ITEM 11)
--------------------------------------------------------------------------------
    10A. MODIFICATION OF CONTRACT/ORDER NO.
           NAS10-98001
--------------------------------------------------------------------------------
    10B. DATED (SEE ITEM 13)
          10/1/97
--------------------------------------------------------------------------------
            11. THIS ITEM ONLY APPLIES TO AMENDMENTS OF SOLICITATIONS
--------------------------------------------------------------------------------
|_| The above numbered solicitation is amended as set forth in Item 14. The hour and date specified for receipt of Offers |_| is extended, |_| is not extended.

Offers must acknowledge receipt of this amendment prior to the hour and date specified in the solicitation or as amended, by one of the following methods:

(a) By completing Items 8 and 15, and returning __ copies of the amendment; (b) By acknowledging receipt of this amendment on each copy of the offer submitted; or (c) By separate letter or telegram which includes a reference to the solicitation and amendment numbers. FAILURE OF YOUR ACKNOWLEDGEMENT TO BE RECEIVED AT THE PLACE DESIGNATED FOR THE RECEIPT OF OFFERS PRIOR TO THE HOUR AND DATE SPECIFIED MAY RESULT IN REJECTION OF YOUR OFFER. If by virtue of this amendment you desire to change an offer already submitted, such change may be made by telegram or letter, provided each telegram or letter makes reference to the solicitation and this amendment, and is received prior to the opening hour and date specified.
--------------------------------------------------------------------------------
12.     ACCOUNTING AND APPROPRIATION DATA (If required)

--------------------------------------------------------------------------------
13.     THIS ITEM APPLIES ONLY TO MODIFICATIONS OF CONTRACTS/ORDERS,
        IT MODIFIES THE CONTRACT/ORDER NO. AS DESCRIBED IN ITEM 14.
--------------------------------------------------------------------------------
        A. THIS CHANGE ORDER IS ISSUED PURSUANT TO: (Specify authority)
           THE CHANGES SET FORTH IN ITEM 14 ARE MADE IN THE CONTRACT ORDER NO. IN ITEM 10A.
--------------------------------------------------------------------------------
X       B. THE ABOVE NUMBERED CONTRACT/ORDER IS MODIFIED TO REFLECT THE
           ADMINISTRATIVE CHANGES (such as changes in paying office, appropriation date, etc.) SET FORTH IN ITEM 14, PURSUANT TO THE AUTHORITY OF FAR 43.103(b).
--------------------------------------------------------------------------------
        C. THIS SUPPLEMENTAL AGREEMENT IS ENTERED INTO PURSUANT TO AUTHORITY OF:

--------------------------------------------------------------------------------
        D. OTHER (Specify type of modification and authority)

--------------------------------------------------------------------------------
E.      IMPORTANT: Contractor |X| is not, |_| is required to sign this document
                   and return 3 copies to the issuing office.
--------------------------------------------------------------------------------
14. DESCRIPTION OF AMENDMENT/MODIFICATION (Organized by UCF section headings, including solicitation/contract subject matter where feasible.)

        A. The purpose of this modification is to add a clause entitled "ARTICLE G-8, GOVERNMENT FURNISHED PROPERTY" to the contract. Replacement page 27 that contains the new clause is attached to this modification.
--------------------------------------------------------------------------------
15B. CONTRACTOR/OFFEROR                                      15C. DATE SIGNED

        ---------------------------------------
        (Signature of person authorized to sign)
--------------------------------------------------------------------------------
        Timothy W. Pugh
        Contracting Officer
--------------------------------------------------------------------------------
16B. UNITED STATES OF AMERICA                                  16C. DATE SIGNED
        BY    /s/ Timothy W. Pugh                                 7-30-99
             ------------------------
        (Signature of Contracting Officer)
--------------------------------------------------------------------------------
NSN 7540-01-152-8070                  30-105            STANDARD FORM 30
PREVIOUS EDITION UNUSABLE                               (REV. 10-83)
                                                        Prescribed by GSA
                               CONTRACTOR'S COPY        FAR (48 CFR) 53.243

AMENDMENT OF SOLICITATION/MODIFICATION OF CONTRACT

--------------------------------------------------------------------------------
1.  CONTRACT ID CODE
    NAS10-98001
--------------------------------------------------------------------------------
    PAGE OF PAGES
     1       1
--------------------------------------------------------------------------------
2.  AMENDMENT/MODIFICATION NO.
             25
--------------------------------------------------------------------------------
3.  EFFECTIVE DATE
    See Block 16C
--------------------------------------------------------------------------------
4.  REQUISITION/PURCHASE REQ. NO.

--------------------------------------------------------------------------------
5.  PROJECT NO. (If applicable)

--------------------------------------------------------------------------------
6.  ISSUED BY                                         CODE    OP-OSO
           John F. Kennedy Space Center, NASA
           Procurement Office
           Kennedy Space Center, FL 32899
--------------------------------------------------------------------------------
7.  ADMINISTERED BY (If other than Item 6)            CODE   OP-OSO
           John F. Kennedy Space Center, NASA
           Procurement Office
           Kennedy Space Center, FL 32899
--------------------------------------------------------------------------------
8.  NAME AND ADDRESS OF CONTRACTOR (No., street, county, State, and Zip Code)

    Subcontractor:                        Prime Contractor:

    Dynacs Engineering Company, Inc.      U. S. Small Business Admin.
    35111 US Hwy 19 N., Suite 300         100 S. Biscayne Blvd., 7th floor
    Palm Harbor, FL 34684                 Miami, FL 33131

    Subcontract Number: 0455-97-706158
--------------------------------------------------------------------------------
    CODE                                                FACILITY CODE
--------------------------------------------------------------------------------
    9A.    AMENDMENT OF SOLICITATION NO.
--------------------------------------------------------------------------------
    9B.    DATED (SEE ITEM 11)

    10A. MODIFICATION OF CONTRACT/ORDER NO.
           NAS10-98001
--------------------------------------------------------------------------------
    10B. DATED (SEE ITEM 13)
           9/22/97
--------------------------------------------------------------------------------
            11. THIS ITEM ONLY APPLIES TO AMENDMENTS OF SOLICITATIONS
--------------------------------------------------------------------------------
|_| The above numbered solicitation is amended as set forth in Item 14. The hour and date specified for receipt of Offers |_| is extended, |_| is not extended.

Offers must acknowledge receipt of this amendment prior to the hour and date specified in the solicitation or as amended, by one of the following methods:

(a) By completing Items 8 and 15, and returning __ copies of the amendment; (b) By acknowledging receipt of this amendment on each copy of the offer submitted; or (c) By separate letter or telegram which includes a reference to the solicitation and amendment numbers. FAILURE OF YOUR ACKNOWLEDGEMENT TO BE RECEIVED AT THE PLACE DESIGNATED FOR THE RECEIPT OF OFFERS PRIOR TO THE HOUR AND DATE SPECIFIED MAY RESULT IN REJECTION OF YOUR OFFER. If by virtue of this amendment you desire to change an offer already submitted, such change may be made by telegram or letter, provided each telegram or letter makes reference to the solicitation and this amendment, and is received prior to the opening hour and date specified.
--------------------------------------------------------------------------------
12.     ACCOUNTING AND APPROPRIATION DATA (If required)

--------------------------------------------------------------------------------
13.     THIS ITEM APPLIES ONLY TO MODIFICATIONS OF CONTRACTS/ORDERS,
        IT MODIFIES THE CONTRACT/ORDER NO. AS DESCRIBED IN ITEM 14.
--------------------------------------------------------------------------------
        A. THIS CHANGE ORDER IS ISSUED PURSUANT TO: (Specify authority)
           THE CHANGES SET FORTH IN ITEM 14 ARE MADE IN THE CONTRACT ORDER NO. IN ITEM 10A.
--------------------------------------------------------------------------------
        B. THE ABOVE NUMBERED CONTRACT/ORDER IS MODIFIED TO REFLECT THE ADMINISTRATIVE CHANGES (such as changes in paying office, appropriation date, etc.) SET FORTH IN ITEM 14, PURSUANT TO THE AUTHORITY OF FAR 43.103(b).
--------------------------------------------------------------------------------
|X|     C. THIS SUPPLEMENTAL AGREEMENT IS ENTERED INTO PURSUANT TO AUTHORITY OF
           FAR 52-243-2 CHANGES COST REIMBURSEMENT (AUG 1989) ALTERNATE I (APR
           1984) AND MUTUAL AGREEMENT OF THE PARTIES
--------------------------------------------------------------------------------
        D. OTHER (Specify type of modification and authority)

--------------------------------------------------------------------------------
E.      IMPORTANT: Contractor | | is not, |X| is required to sign this document
                   and return 3 copies to the issuing office.
--------------------------------------------------------------------------------
14. DESCRIPTION OF AMENDMENT/MODIFICATION (Organized by UCF section headings, including solicitation/contract subject matter where feasible.)

        A. The purpose of this modification is to add a clause entitled "ARTICLE G-9, KSC 52.239-90 KSC INFORMATION TECHNOLOGY (IT) SECURITY PROGRAM (AUG
        1999)" to contract NAS10-98001. Replacement page 27 that contains the new clause is attached to this modification.

        B. The above modification results in no adjustment in contract valued.

--------------------------------------------------------------------------------
15B. CONTRACTOR/OFFEROR                                      15C. DATE SIGNED

        /s/ [ILLEGIBLE]                                             8-20-99
        ---------------------------------------
        (Signature of person authorized to sign)
--------------------------------------------------------------------------------
        Timothy W. Pugh
        Contracting Officer
--------------------------------------------------------------------------------
16B. UNITED STATES OF AMERICA                                  16C. DATE SIGNED
        BY    /S/ TimothY W. Pugh                                 9-13-99
             ------------------------
        (Signature of Contracting Officer)
--------------------------------------------------------------------------------
NSN 7540-01-152-8070                  30-105            STANDARD FORM 30
PREVIOUS EDITION UNUSABLE                               (REV. 10-83)
                                                        Prescribed by GSA
                               Contractor's Copy        FAR (48 CFR) 53.243

                                                                     NAS10-98001
                                                                 Modification 25
                                                                         Page 27

        Government to fulfill them in a timely manner in order To minimize Contractor procurement.

D. Items generally considered "fixtures" (i.e., become a part of the premises when installed, such as water coolers, air condititioners partitions...) shall not be purchased by the Contractor under the authority of this clause. Additionally, items of a capital nature shall not be purchased under the authority of this clause without the prior written approval of the Contracting Officer.

ARTICLE G-8 GOVERNMENT FURNISHED PROPERTY (Incorporated via Modification 24)

The Government property to be furnished under this contract is set forth in Section J, Attachment J-2 of this contract.

A.  Rent-Free Use

       1. The Contractor may enter into arrangements with other on-site contractors to perform certain work in furtherance of KSC objectives. To this end, the contractor is authorized to use, on a rent-free non-interference basis, the Government-furnished property and facilities provided under this contract. This authority may be unilaterally withdrawn by the Government without adjustment to any other provision of this contract.

ARTICLE G-9 KSC 52.239-90 KSC INFORMATION TECHNOLOGY (IT) SECURITY PROGRAM (AUG
1999) (Incorporated via Modification 25)

KSC Contractors that process NASA data shall comply with NASA's Information Technology (IT) Security Program. Contractors shall ensure as computers are reassigned or excessed that computer's hard disks are erased so that sensitive data and Government-licensed software cannot be recovered.

The Contractor shall comply with the following:

    a. NPD 2810.1, Security of Information Technology, available for review at http://nodis.hq.nasa.gov/Library/Directives/NASA-WIDE/Policies/Legal
        Policies/N_PD_2810_1.html

    b. NPG 2810, Security of Information Technology, available for review at http://www.ksc.nasa.gov/nasaonly/cio/nasadocs/npg2810_21may99.pdf

    c. KDP-KSC-P-1836, Removing Data and licensed Software from Information Technology Storage Devices, available for review under Kennedy Documented Procedures, (AA) at http://wit.ksc.nasa.gov/BusinessWorld/html/ksc_procedures.html

AMENDMENT OF SOLICITATION/MODIFICATION OF CONTRACT

--------------------------------------------------------------------------------
1.  CONTRACT ID CODE     NAS10-98001

--------------------------------------------------------------------------------
    PAGE OF PAGES
     1       1
--------------------------------------------------------------------------------
2.  AMENDMENT/MODIFICATION NO.
             26
--------------------------------------------------------------------------------
3.  EFFECTIVE DATE
    See Block 16C
--------------------------------------------------------------------------------
4.  REQUISITION/PURCHASE REQ. NO.
           MR 991003 S-6 (F)
--------------------------------------------------------------------------------
5.  PROJECT NO. (If applicable)

--------------------------------------------------------------------------------
6.  ISSUED BY                                         CODE    OP-OSO
           John F. Kennedy Space Center, NASA
           Procurement Office
           Kennedy Space Center, FL 32899
--------------------------------------------------------------------------------
7.  ADMINISTERED BY (If other than Item 6)            CODE   OP-OSO
           John F. Kennedy Space Center, NASA
           Procurement Office
           Kennedy Space Center, FL 32899
--------------------------------------------------------------------------------
8.  NAME AND ADDRESS OF CONTRACTOR (No., street, county, State, and Zip Code)

    Subcontractor:                        Prime Contractor:

    Dynacs Engineering Company, Inc.      U. S. Small Business Admin.
    35111 US Hwy 19 N., Suite 300         100 S. Biscayne Blvd. 7th Floor
    Palm Harbor, FL 34684                 Miami, FL 33131

    Subcontract Number: 0455-97-706158

--------------------------------------------------------------------------------
    CODE                                                FACILITY CODE
--------------------------------------------------------------------------------
    9A.    AMENDMENT OF SOLICITATION NO.

    9B.    DATED (SEE ITEM 11)
--------------------------------------------------------------------------------
    10A. MODIFICATION OF CONTRACT/ORDER NO.
           NAS10-98001
--------------------------------------------------------------------------------
    10B. DATED (SEE ITEM 13)
          10/1/97
--------------------------------------------------------------------------------
            11. THIS ITEM ONLY APPLIES TO AMENDMENTS OF SOLICITATIONS
--------------------------------------------------------------------------------
|_| The above numbered solicitation is amended as set forth in item 14. The hour and date specified for receipt of Offers |_| is extended, |_| is not extended.

Offers must acknowledge receipt of this amendment prior to the hour and date specified in the solicitation or as amended, by one of the following methods:

(a) By completing Items 8 and 15, and returning __ copies of the amendment; (b) By acknowledging receipt of this amendment on each copy of the offer submitted; or (c) By separate letter or telegram which includes a reference to the solicitation and amendment numbers. FAILURE OF YOUR ACKNOWLEDGEMENT TO BE RECEIVED AT THE PLACE DESIGNATED FOR THE RECEIPT OF OFFERS PRIOR TO THE HOUR AND DATE SPECIFIED MAY RESULT IN REJECTION OF YOUR OFFER. If by virtue of this amendment you desire to change an offer already submitted, such change may be made by telegram or letter, provided each telegram or letter makes reference to the solicitation and this amendment, and is received prior to the opening hour and date specified.
--------------------------------------------------------------------------------
12.     ACCOUNTING AND APPROPRIATION DATA (If required)

        CW-1/2590C/40-00-00/34/99 MR 991003 S-6 $2,200,031.00 Increase
--------------------------------------------------------------------------------
13.     THIS ITEM APPLIES ONLY TO MODIFICATIONS OF CONTRACTS/ORDERS,
        IT MODIFIES THE CONTRACT/ORDER NO. AS DESCRIBED IN ITEM 14.
--------------------------------------------------------------------------------
        A. THIS CHANGE ORDER IS ISSUED PURSUANT TO: (Specify authority)
           THE CHANGES SET FORTH IN ITEM 14 ARE MADE IN THE CONTRACT ORDER NO. IN ITEM 10A.
--------------------------------------------------------------------------------
        B. THE ABOVE NUMBERED CONTRACT/ORDER IS MODIFIED TO REFLECT THE ADMINISTRATIVE CHANGES (such as changes in paying office, appropriation date, etc.) SET FORTH IN ITEM 14, PURSUANT TO THE AUTHORITY OF FAR 43.103(b).
--------------------------------------------------------------------------------
        C. THIS SUPPLEMENTAL AGREEMENT IS ENTERED INTO PURSUANT TO AUTHORITY OF FAR 52-243-2 CHANGES COST REIMBURSEMENT (AUG 1989) ALTERNATE I (APR
           1984) AND MUTUAL AGREEMENT OF THE PARTIES
--------------------------------------------------------------------------------
|X|     D. OTHER (Specify type of modification and authority)
           Contract Provision B-5, Options to Extend the Period of Contract.
--------------------------------------------------------------------------------
E.      IMPORTANT: Contractor |X| is not, |_| is required to sign this document
                   and return 3 copies to the issuing office.
--------------------------------------------------------------------------------
14. DESCRIPTION OF AMENDMENT/MODIFICATION (Organized by UCF section headings, including solicitation/contract subject matter where feasible.)

        See Page 2

Except as provided herein, all terms and conditions of the document referenced in Item 9A or 10A, as heretofore changed, remains unchanged and in full effect.
--------------------------------------------------------------------------------
15A. NAME AND TITLE OF SIGNER (Type or print)

--------------------------------------------------------------------------------
15B. CONTRACTOR/OFFEROR                                      15C. DATE SIGNED

        ---------------------------------------
        (Signature of person authorized to sign)
--------------------------------------------------------------------------------
16A. NAME AND TITLE OF CONTRACTING OFFICER (Type or print)

        Marlo F. Krisberg
--------------------------------------------------------------------------------
16B. UNITED STATES OF AMERICA                                  16C. DATE SIGNED

        BY     /s/ Marlo F. Krisberg                                    9-8-99
             ------------------------
        (Signature of Contracting Officer)
--------------------------------------------------------------------------------
NSN 7540-01-152-8070                  30-105            STANDARD FORM 30
PREVIOUS EDITION UNUSABLE                               (REV. 10-83)
                                                        Prescribed by GSA
                               CONTRACTOR'S COPY        FAR (48 CFR) 53.243

                                                                     NAS10-98001
                                                                 Modification 26
                                                                     Page 2 of 2

A. The purpose of this modification is to exercise the option period commencing October 1, 1999 through September 30, 2000. The estimated contract value, as shown on Table B-3.A, for option period 10/01/99 - 9/30/00 in the amount of $17,699,862 was utilized as the basis for establishing the estimated contract value for this option period.

B. In addition, this modification incrementally funds this contract with an additional $2,200,031.00. Table B-12 has been updated to reflect the allotment of this addition incremental funding.

C. As a result of these changes, Tables B-3.A and B-12 (pages 8.1 and 14) of the subject contract, as revised, are hereby deleted in their entirety and the enclosed Tables B-3.A and B-12 (pages 8.1 and 14) are substituted in lieu thereof.

AMENDMENT OF SOLICITATION/MODIFICATION OF CONTRACT

1.  CONTRACT ID CODE     NAS10-98001

    PAGE OF PAGES
     1       1
--------------------------------------------------------------------------------
2.  AMENDMENT/MODIFICATION NO.
             27
--------------------------------------------------------------------------------
3.  EFFECTIVE DATE
    See Block 16C
--------------------------------------------------------------------------------
4.  REQUISITION/PURCHASE REQ. NO.

--------------------------------------------------------------------------------
5.  PROJECT NO. (If applicable)
--------------------------------------------------------------------------------
6.  ISSUED BY                                         CODE    OP-OSO
           John F. Kennedy Space Center, NASA
           Procurement Office
           Kennedy Space Center, FL 32899
--------------------------------------------------------------------------------
7.  ADMINISTERED BY (If other than Item 5)            CODE   OP-OSO
           John F. Kennedy Space Center, NASA
           Procurement Office
           Kennedy Space Center, FL 32899
--------------------------------------------------------------------------------
8.  NAME AND ADDRESS OF CONTRACTOR (No., street, county, State, and Zip Code)

    Subcontractor:                        Prime Contractor:

    Dynacs Engineering Company, Inc.      U. S. Small Business Administration
    35111 US Hwy 19 N. Suite 300          100 S. Biscayne Blvd. 7th Floor
    Palm Harbor, FL 34684                 Miami, FL 33131

    Subcontract Number: 0455-97-706158

    CODE                                                FACILITY CODE
--------------------------------------------------------------------------------
(x) 9A.    AMENDMENT OF SOLICITATION NO.
--------------------------------------------------------------------------------
    9B.    DATED (SEE ITEM 11)
--------------------------------------------------------------------------------
    10A. MODIFICATION OF CONTRACT/ORDER NO.
           NAS10-98001
--------------------------------------------------------------------------------
    10B. DATED (SEE ITEM 13)
          10/1/97
--------------------------------------------------------------------------------
            11. THIS ITEM ONLY APPLIES TO AMENDMENTS OF SOLICITATIONS
--------------------------------------------------------------------------------
|_| The above numbered solicitation is amended as set forth in item 14. The hour and date specified for receipt of Offers |_| is extended. |_| Is not extended.

Offers must acknowledge receipt of this amendment prior to the hour and date specified in the solicitation or as amended, by one of the following methods:

(a) By completing Items 8 and 15, and returning __ copies of the amendment; (b) By acknowledging receipt of this amendment on each copy of the offer submitted; or (C) By separate letter or telegram which includes a reference to the solicitation and amendment numbers. FAILURE OF YOUR ACKNOWLEDGEMENT TO BE RECEIVED AT THE PLACE DESIGNATED FOR THE RECEIPT OF OFFERS PRIOR TO THE HOUR AND DATE SPECIFIED MAY RESULT IN REJECTION OF YOUR OFFER. If by virtue of this amendment you desire to change an offer already submitted, such change may be made by telegram or letter, provided each telegram or letter makes reference to the solicitation and this amendment, and is received prior to the opening hour and date specified.
--------------------------------------------------------------------------------
12.     ACCOUNTING AND APPROPRIATION DATA (If required)

--------------------------------------------------------------------------------
13.     THIS ITEM APPLIES ONLY TO MODIFICATIONS OF CONTRACTS/ORDERS,
        IT MODIFIES THE CONTRACT/ORDER NO. AS DESCRIBED IN ITEM 14.
--------------------------------------------------------------------------------
        A. THIS CHANGE ORDER IS ISSUED PURSUANT TO: (Specify authority)
           THE CHANGES SET FORTH IN ITEM 14 ARE MADE IN THE CONTRACT ORDER NO. IN ITEM 10A.
--------------------------------------------------------------------------------
[X]     B. THE ABOVE NUMBERED CONTRACT/ORDER IS MODIFIED TO REFLECT THE
           ADMINISTRATIVE CHANGES (such as changes in paying office, appropriation date, etc.) SET FORTH IN ITEM 14, PURSUANT TO THE AUTHORITY OF FAR 43.103(b).
--------------------------------------------------------------------------------
        C. THIS SUPPLEMENTAL AGREEMENT IS ENTERED INTO PURSUANT TO AUTHORITY OF FAR 52-243-2 CHANGES COST REIMBURSEMENT (AUG 1989) ALTERNATE I (APR
           1984) AND MUTUAL AGREEMENT OF THE PARTIES
--------------------------------------------------------------------------------
        D. OTHER (Specify type of modification and authority)
--------------------------------------------------------------------------------
E.      IMPORTANT: Contractor |X| is not, |_| is required to sign this document
                   and return 3 copies to the issuing office.
--------------------------------------------------------------------------------
14. DESCRIPTION OF AMENDMENT/MODIFICATION (Organized by UCF section headings, including solicitation/contract subject matter where feasible.)

        See Page 2

        Except as provided herein, all terms and conditions of the document referenced in Item 9A or 10A, as heretofore changed, remains unchanged and in full effect.
--------------------------------------------------------------------------------
15A. NAME AND TITLE OF SIGNER (Type or print)

--------------------------------------------------------------------------------
15B. CONTRACTOR/OFFEROR                                      15C. DATE SIGNED

        ---------------------------------------
        (Signature of person authorized to sign)
--------------------------------------------------------------------------------
16A. NAME AND TITLE OF CONTRACTING OFFICER (Type or print)

        Timothy W. Pugh
        Contracting Officer
--------------------------------------------------------------------------------
16B. UNITED STATES OF AMERICA                                  16C. DATE SIGNED

        BY     /S/TIMOTHY W. PUGH                                     9-9-99
             ------------------------
        (Signature of Contracting Officer)
--------------------------------------------------------------------------------
NSN 7540-01-152-8070                  30-105            STANDARD FORM 30 (REV.
PREVIOUS EDITION UNUSABLE                               10-83)
                                                        Prescribed by GSA
                               CONTRACTOR'S COPY        FAR (48 CFR) 53.243

                                                                     NAS10-98001
                                                                 Modification 27
                                                                     Page 2 of 2

A. The purpose of this modification is to delete / revise the following Data Requirements List Documents (DRD):


---------------------------------------------------------------------------
DRD #                 TITLE                              REV. STATUS
---------------------------------------------------------------------------
DRD-002               Metrics Data Report                Revised
---------------------------------------------------------------------------
DRD-003               NF 533                             Revised
---------------------------------------------------------------------------
DRD-015               Project Status Report              Revised
---------------------------------------------------------------------------
DRD-017               Maintenance Status Report          Deleted
---------------------------------------------------------------------------
DRD-018               Task Order Summary Report          Deleted
---------------------------------------------------------------------------
DRD-023               Summary Labor Report               Deleted
---------------------------------------------------------------------------
DRD-024               Task Order Revision Status Report  Deleted
---------------------------------------------------------------------------
DRD-027               Task Order Procurement Status      Revised
                      Report
---------------------------------------------------------------------------
DRD-028               Contractor Workforce and Funding   Deleted
                      Authority Summary Report
---------------------------------------------------------------------------
DRD-029               Contractor Resource Management     Deleted
                      Summary and Concerns Report
---------------------------------------------------------------------------
DRD-030               Work Plans (Task Order Plans)      Revised
---------------------------------------------------------------------------


    Attachment 1 to this modification provides Section J, Attachment J-1, Appendix 1, Data Requirements List replacement pages that reflect the revisions to the DRDs indicated above.

B. In addition, the Section J, Attachment J-3, Wage Determination is hereby deleted and replaced with Wage Determination No. 94-2118, Revision No. 12, Dated 05/28/99 which is provided herein as Attachment 2 to this modification.

C. In order to reflect the exercise of option for the period of 10/1/99 - 9/30/00 accomplished via Modification #26, the first sentence in Section F, Article F-2 is changed to read as follows: "The period of performance of this contract, through the exercise of option 2, is October 1,1997 through September 30, 2000". Replacement page 21 that reflects this new language is provided herein as Attachment 3.

AMENDMENT OF SOLICITATION/MODIFICATION OF CONTRACT

1.  CONTRACT ID CODE     NAS10-98001

    PAGE OF PAGES
     1       2
--------------------------------------------------------------------------------
2.  AMENDMENT/MODIFICATION NO.
             28
--------------------------------------------------------------------------------
3.  EFFECTIVE DATE
    See Block 16C
--------------------------------------------------------------------------------
4.  REQUISITION/PURCHASE REQ. NO.

--------------------------------------------------------------------------------
5.  PROJECT NO. (If applicable)
--------------------------------------------------------------------------------
6.  ISSUED BY                                         CODE    OP-OSO
           John F. Kennedy Space Center, NASA
           Procurement Office
           Kennedy Space Center, FL 32899
--------------------------------------------------------------------------------
7.  ADMINISTERED BY (If other than Item 5)            CODE   OP-OSO
           John F. Kennedy Space Center, NASA
           Procurement Office
           Kennedy Space Center, FL 32899
--------------------------------------------------------------------------------
8.  NAME AND ADDRESS OF CONTRACTOR (No., street, county, State, and Zip Code)

    Subcontractor:                        Prime Contractor:

    Dynacs Engineering Company, Inc.      U. S. Small Business Administration
    35111 US Hwy 19 N. Suite 300          100 S. Biscayne Blvd. 7th Floor
    Palm Harbor, FL 34684                 Miami, FL 33131

    Subcontract Number: 0455-97-706158

    CODE                                                FACILITY CODE
--------------------------------------------------------------------------------
(x) 9A.    AMENDMENT OF SOLICITATION NO.
--------------------------------------------------------------------------------
    9B.    DATED (SEE ITEM 11)
--------------------------------------------------------------------------------
    10A. MODIFICATION OF CONTRACT/ORDER NO.
           NAS10-98001
--------------------------------------------------------------------------------
    10B. DATED (SEE ITEM 13)
          10/1/97
--------------------------------------------------------------------------------
            11. THIS ITEM ONLY APPLIES TO AMENDMENTS OF SOLICITATIONS
--------------------------------------------------------------------------------
|_| The above numbered solicitation is amended as set forth in item 14. The hour and date specified for receipt of Offers |_| is extended. |_| Is not extended.

Offers must acknowledge receipt of this amendment prior to the hour and date specified in the solicitation or as amended, by one of the following methods:

(a) By completing Items 8 and 15, and returning __ copies of the amendment; (b) By acknowledging receipt of this amendment on each copy of the offer submitted; or (C) By separate letter or telegram which includes a reference to the solicitation and amendment numbers. FAILURE OF YOUR ACKNOWLEDGEMENT TO BE RECEIVED AT THE PLACE DESIGNATED FOR THE RECEIPT OF OFFERS PRIOR TO THE HOUR AND DATE SPECIFIED MAY RESULT IN REJECTION OF YOUR OFFER. If by virtue of this amendment you desire to change an offer already submitted, such change may be made by telegram or letter, provided each telegram or letter makes reference to the solicitation and this amendment, and is received prior to the opening hour and date specified.
--------------------------------------------------------------------------------
12.     ACCOUNTING AND APPROPRIATION DATA (If required)

--------------------------------------------------------------------------------
13.     THIS ITEM APPLIES ONLY TO MODIFICATIONS OF CONTRACTS/ORDERS,
        IT MODIFIES THE CONTRACT/ORDER NO. AS DESCRIBED IN ITEM 14.
--------------------------------------------------------------------------------
        A. THIS CHANGE ORDER IS ISSUED PURSUANT TO: (Specify authority)
           THE CHANGES SET FORTH IN ITEM 14 ARE MADE IN THE CONTRACT ORDER NO. IN ITEM 10A.
--------------------------------------------------------------------------------
        B. THE ABOVE NUMBERED CONTRACT/ORDER IS MODIFIED TO REFLECT THE ADMINISTRATIVE CHANGES (such as changes in paying office, appropriation date, etc.) SET FORTH IN ITEM 14, PURSUANT TO THE AUTHORITY OF FAR 43.103(b).
--------------------------------------------------------------------------------
|X|     C. THIS SUPPLEMENTAL AGREEMENT IS ENTERED INTO PURSUANT TO AUTHORITY OF
           FAR 52-243-2 CHANGES COST REIMBURSEMENT (AUG 1989) ALTERNATE I (APR
           1984) AND MUTUAL AGREEMENT OF THE PARTIES
--------------------------------------------------------------------------------
        D. OTHER (Specify type of modification and authority) Unilateral Modification in accordance with J-4 EDC Award Fee Evaluation Plan
--------------------------------------------------------------------------------
E.      IMPORTANT: Contractor |_| is not, |X| is required to sign this document
                   and return 3 copies to the issuing office.
--------------------------------------------------------------------------------
14. DESCRIPTION OF AMENDMENT/MODIFICATION (Organized by UCF section headings, including solicitation/contract subject matter where feasible.)

        See Page 2

        Except as provided herein, all terms and conditions of the document referenced in Item 9A or 10A, as heretofore changed, remains unchanged and in full effect.
--------------------------------------------------------------------------------
15A. NAME AND TITLE OF SIGNER (Type or print)
     Larry Tuttle, Business Manager
--------------------------------------------------------------------------------
15B. CONTRACTOR/OFFEROR                                      15C. DATE SIGNED

          /S/LARRY TUTTLE                                        9/22/99
        ---------------------------------------
        (Signature of person authorized to sign)
--------------------------------------------------------------------------------
16A. NAME AND TITLE OF CONTRACTING OFFICER (Type or print)

        Timothy W. Pugh
        Contracting Officer
--------------------------------------------------------------------------------
16B. UNITED STATES OF AMERICA                                  16C. DATE SIGNED

        BY     /S/TIMOTHY W. PUGH                                     9-22-99
             ------------------------
        (Signature of Contracting Officer)
--------------------------------------------------------------------------------
NSN 7540-01-152-8070                  30-105            STANDARD FORM 30 (REV.
PREVIOUS EDITION UNUSABLE                               10-83)
                                                        Prescribed by GSA
                               CONTRACTOR'S COPY        FAR (48 CFR) 53.243

                                                                     NAS10-98001
                                                                 Modification 28
                                                                     Page 2 of 2


A. The purpose of this modification is to normalize the maximum labor hours identified in the contract for each optional contract period to reflect productive labor, inclusive of subcontractor labor hours and overtime, only. The conversion is necessary to relate the Task Order productive effort to contract value productive authority for incentive fee evaluation purposes. The results of this normalization of hours are reflected in the attached revised contract page 7.1.


B. The estimated cost for the option periods as depicted on page 8.2.1, Table B-3.A remain unchanged by this modification. However, the direct labor rate as depicted on page 9.1, Table B-5.B require adjustment for proper calculation of estimated cost of incremental increase of effort during the option periods. The results of these rate adjustments are reflected on the attached revised page 9.1, Table B-5.B.


C. The available award fee and target incentive fee amounts as depicted on page 8.2.1, Table B-3.C remain unchanged by this modification. However, the available award fee and target incentive fee rates are hereby changed to reflect the impact of the revised base of productive hours for proper calculation of available fee for incremental increases of effort during the option periods. The results of these adjustments are reflected on the attached revised page 9.1, Table B-5.B.

AMENDMENT OF SOLICITATION/MODIFICATION OF CONTRACT

1.  CONTRACT ID CODE     NAS10-98001

    PAGE OF PAGES
     1       1
--------------------------------------------------------------------------------
2.  AMENDMENT/MODIFICATION NO.
             29
--------------------------------------------------------------------------------
3.  EFFECTIVE DATE
    See Block 16C
--------------------------------------------------------------------------------
4.  REQUISITION/PURCHASE REQ. NO.
    MR 991003 S-7
--------------------------------------------------------------------------------
5.  PROJECT NO. (If applicable)
--------------------------------------------------------------------------------
6.  ISSUED BY                                         CODE    OP-OSO  BP
           John F. Kennedy Space Center, NASA
           Procurement Office
           Kennedy Space Center, FL 32899
--------------------------------------------------------------------------------
7.  ADMINISTERED BY (If other than Item 6)            CODE   OP-OSO
           John F. Kennedy Space Center, NASA
           Procurement Office
           Kennedy Space Center, FL 32899
--------------------------------------------------------------------------------
8.  NAME AND ADDRESS OF CONTRACTOR (No., street, county, State, and Zip Code)

    Subcontractor:                        Prime Contractor:

    Dynacs Engineering Company, Inc.      U. S. Small Business Administration
    35111 US Hwy 19 N. Suite 300          100 S. Biscayne Blvd. 7th Floor
    Palm Harbor, FL 34684                 Miami, FL 33131

    Subcontract Number: 0455-97-706158

    CODE                                                FACILITY CODE
--------------------------------------------------------------------------------
(x) 9A.    AMENDMENT OF SOLICITATION NO.
--------------------------------------------------------------------------------
    9B.    DATED (SEE ITEM 11)
--------------------------------------------------------------------------------
    10A. MODIFICATION OF CONTRACT/ORDER NO.
|X|         NAS10-98001
--------------------------------------------------------------------------------
    10B. DATED (SEE ITEM 13)
           9/22/97
--------------------------------------------------------------------------------
            11. THIS ITEM ONLY APPLIES TO AMENDMENTS OF SOLICITATIONS
--------------------------------------------------------------------------------
|_| The above numbered solicitation is amended as set forth in item 14. The hour and date specified for receipt of Offers |_| is extended. |_| Is not extended.

Offers must acknowledge receipt of this amendment prior to the hour and date specified in the solicitation or as amended, by one of the following methods:

(a) By completing Items 8 and 15, and returning __ copies of the amendment; (b) By acknowledging receipt of this amendment on each copy of the offer submitted; or (C) By separate letter or telegram which includes a reference to the solicitation and amendment numbers. FAILURE OF YOUR ACKNOWLEDGEMENT TO BE RECEIVED AT THE PLACE DESIGNATED FOR THE RECEIPT OF OFFERS PRIOR TO THE HOUR AND DATE SPECIFIED MAY RESULT IN REJECTION OF YOUR OFFER. If by virtue of this amendment you desire to change an offer already submitted, such change may be made by telegram or letter, provided each telegram or letter makes reference to the solicitation and this amendment, and is received prior to the opening hour and date specified.
--------------------------------------------------------------------------------
12.     ACCOUNTING AND APPROPRIATION DATA (If required)
          CW-1/2590C/40-00-00/34/99     $2,750,355.00 INCREASE
--------------------------------------------------------------------------------
13.     THIS ITEM APPLIES ONLY TO MODIFICATIONS OF CONTRACTS/ORDERS,
        IT MODIFIES THE CONTRACT/ORDER NO. AS DESCRIBED IN ITEM 14.
--------------------------------------------------------------------------------
|X|     A. THIS CHANGE ORDER IS ISSUED PURSUANT TO: (Specify authority)
           THE CHANGES SET FORTH IN ITEM 14 ARE MADE IN THE CONTRACT ORDER NO. IN ITEM 10A.
--------------------------------------------------------------------------------
 X      B. THE ABOVE NUMBERED CONTRACT/ORDER IS MODIFIED TO REFLECT THE
           ADMINISTRATIVE CHANGES (such as changes in paying office, appropriation date, etc.) SET FORTH IN ITEM 14, PURSUANT TO THE AUTHORITY OF FAR 43.103(b).
--------------------------------------------------------------------------------
        C. THIS SUPPLEMENTAL AGREEMENT IS ENTERED INTO PURSUANT TO AUTHORITY OF:
--------------------------------------------------------------------------------
        D. OTHER (Specify type of modification and authority)
--------------------------------------------------------------------------------
E.      IMPORTANT: Contractor |X| is not, |_| is required to sign this document
                   and return 4 copies to the issuing office.
--------------------------------------------------------------------------------
14. DESCRIPTION OF AMENDMENT/MODIFICATION (Organized by UCF section headings, including solicitation/contract subject matter where feasible.)

        A. The purpose of this modification is to incrementally fund the contract with an additional $2,750,355.00 as reflected in Table B-12 for a revised total of $51,108,310.00. Funding is adequate for contract performance through December 01, 1999.

        B. As a result of the above change, page 14 of subject contract, as revised is deleted and the enclosed page 1 is substituted in lieu thereof.

--------------------------------------------------------------------------------
15A. NAME AND TITLE OF SIGNER (Type or print)

--------------------------------------------------------------------------------
15B. CONTRACTOR/OFFEROR                                      15C. DATE SIGNED

        ---------------------------------------
        (Signature of person authorized to sign)
--------------------------------------------------------------------------------
16A. NAME AND TITLE OF CONTRACTING OFFICER (Type or print)

        Timothy W. Pugh
        Contracting Officer
--------------------------------------------------------------------------------
16B. UNITED STATES OF AMERICA                                  16C. DATE SIGNED

        BY     /S/TIMOTHY W. PUGH                                     9-24-99
             ------------------------
        (Signature of Contracting Officer)
--------------------------------------------------------------------------------
NSN 7540-01-152-8070                  30-105            STANDARD FORM 30 (REV.
PREVIOUS EDITION UNUSABLE                               10-83)
                                                        Prescribed by GSA
                               CONTRACTOR'S COPY        FAR (48 CFR) 53.243

AMENDMENT OF SOLICITATION/MODIFICATION OF CONTRACT

1.  CONTRACT ID CODE     NAS10-98001

    PAGE OF PAGES
     1       1
--------------------------------------------------------------------------------
2.  AMENDMENT/MODIFICATION NO.
             30
--------------------------------------------------------------------------------
3.  EFFECTIVE DATE
    See Block 16C
--------------------------------------------------------------------------------
4.  REQUISITION/PURCHASE REQ. NO.
    MR 991003 S-8 (F)
--------------------------------------------------------------------------------
5.  PROJECT NO. (If applicable)
--------------------------------------------------------------------------------
6.  ISSUED BY                                         CODE    OP-OSO  BP
           John F. Kennedy Space Center, NASA
           Procurement Office
           Kennedy Space Center, FL 32899
--------------------------------------------------------------------------------
7.  ADMINISTERED BY (If other than Item 6)            CODE   OP-OSO
           John F. Kennedy Space Center, NASA
           Procurement Office
           Kennedy Space Center, FL 32899
--------------------------------------------------------------------------------
8.  NAME AND ADDRESS OF CONTRACTOR (No., street, county, State, and Zip Code)

    Subcontractor:                        Prime Contractor:

    Dynacs Engineering Company, Inc.      U. S. Small Business Administration
    35111 US Hwy 19 N. Suite 300          100 S. Biscayne Blvd. 7th Floor
    Palm Harbor, FL 34684                 Miami, FL 33131

    Subcontract Number: 0455-97-706158

    CODE                                                FACILITY CODE
--------------------------------------------------------------------------------
(x) 9A.    AMENDMENT OF SOLICITATION NO.
--------------------------------------------------------------------------------
    9B.    DATED (SEE ITEM 11)
--------------------------------------------------------------------------------
|X| 10A. MODIFICATION OF CONTRACT/ORDER NO.
           NAS10-98001
--------------------------------------------------------------------------------
    10B. DATED (SEE ITEM 13)
          9/22/97
--------------------------------------------------------------------------------
            11. THIS ITEM ONLY APPLIES TO AMENDMENTS OF SOLICITATIONS
--------------------------------------------------------------------------------
|_| The above numbered solicitation is amended as set forth in item 14. The hour and date specified for receipt of Offers |_| is extended. |_| Is not extended.

Offers must acknowledge receipt of this amendment prior to the hour and date specified in the solicitation or as amended, by one of the following methods:

(a) By completing Items 8 and 15, and returning __ copies of the amendment; (b) By acknowledging receipt of this amendment on each copy of the offer submitted; or (C) By separate letter or telegram which includes a reference to the solicitation and amendment numbers. FAILURE OF YOUR ACKNOWLEDGEMENT TO BE RECEIVED AT THE PLACE DESIGNATED FOR THE RECEIPT OF OFFERS PRIOR TO THE HOUR AND DATE SPECIFIED MAY RESULT IN REJECTION OF YOUR OFFER. If by virtue of this amendment you desire to change an offer already submitted, such change may be made by telegram or letter, provided each telegram or letter makes reference to the solicitation and this amendment, and is received prior to the opening hour and date specified.
--------------------------------------------------------------------------------
12.     ACCOUNTING AND APPROPRIATION DATA (If required)
        CW-1/2590C/40-00-00/34/99  $330,000.00              INCREASE
--------------------------------------------------------------------------------
13.     THIS ITEM APPLIES ONLY TO MODIFICATIONS OF CONTRACTS/ORDERS,
        IT MODIFIES THE CONTRACT/ORDER NO. AS DESCRIBED IN ITEM 14.
--------------------------------------------------------------------------------
|X|     A. THIS CHANGE ORDER IS ISSUED PURSUANT TO: (Specify authority)
           THE CHANGES SET FORTH IN ITEM 14 ARE MADE IN THE CONTRACT ORDER NO. IN ITEM 10A.
--------------------------------------------------------------------------------
 X      B. THE ABOVE NUMBERED CONTRACT/ORDER IS MODIFIED TO REFLECT THE
           ADMINISTRATIVE CHANGES (such as changes in paying office, appropriation date, etc.) SET FORTH IN ITEM 14, PURSUANT TO THE AUTHORITY OF FAR 43.103(b).
--------------------------------------------------------------------------------
        C. THIS SUPPLEMENTAL AGREEMENT IS ENTERED INTO PURSUANT TO AUTHORITY OF:
--------------------------------------------------------------------------------
        D. OTHER (Specify type of modification and authority)
--------------------------------------------------------------------------------
E.      IMPORTANT: Contractor |X| is not, |_| is required to sign this document
                   and return 4 copies to the issuing office.
--------------------------------------------------------------------------------
14. DESCRIPTION OF AMENDMENT/MODIFICATION (Organized by UCF section headings, including solicitation/contract subject matter where feasible.)

        A. The purpose of this modification is to incrementally fund the contract with an additional $330,000.00 as reflected in Table B-12 for a revised total of $51,438,310.00. Funding is adequate for contract performance through December 15, 1999.

        B. As a result of the above change, page 14 of subject contract, as revised, is deleted and the enclosed page 14 is substituted in lieu thereof.

--------------------------------------------------------------------------------
15A. NAME AND TITLE OF SIGNER (Type or print)

--------------------------------------------------------------------------------
15B. CONTRACTOR/OFFEROR                                      15C. DATE SIGNED

        ---------------------------------------
        (Signature of person authorized to sign)
--------------------------------------------------------------------------------
16A. NAME AND TITLE OF CONTRACTING OFFICER (Type or print)

        Timothy W. Pugh
        Contracting Officer
--------------------------------------------------------------------------------
16B. UNITED STATES OF AMERICA                                  16C. DATE SIGNED

        BY     /S/TIMOTHY W. PUGH                                     9-30-99
             ------------------------
        (Signature of Contracting Officer)
--------------------------------------------------------------------------------
NSN 7540-01-152-8070                  30-105            STANDARD FORM 30 (REV.
PREVIOUS EDITION UNUSABLE                               10-83)
                                                        Prescribed by GSA
                               CONTRACTOR'S COPY        FAR (48 CFR) 53.243

AMENDMENT OF SOLICITATION/MODIFICATION OF CONTRACT

1.  CONTRACT ID CODE     NAS10-98001

    PAGE OF PAGES
     1       1
--------------------------------------------------------------------------------
2.  AMENDMENT/MODIFICATION NO.
             31
--------------------------------------------------------------------------------
3.  EFFECTIVE DATE
    See Block 16C
--------------------------------------------------------------------------------
4.  REQUISITION/PURCHASE REQ. NO.
    MR 991003 (F)
--------------------------------------------------------------------------------
5.  PROJECT NO. (If applicable)
--------------------------------------------------------------------------------
6.  ISSUED BY                                         CODE    OP-OSO BP
           John F. Kennedy Space Center, NASA
           Procurement Office
           Kennedy Space Center, FL 32899
--------------------------------------------------------------------------------
7.  ADMINISTERED BY (If other than Item 5)            CODE   OP-OSO
           John F. Kennedy Space Center, NASA
           Procurement Office
           Kennedy Space Center, FL 32899
--------------------------------------------------------------------------------
8.  NAME AND ADDRESS OF CONTRACTOR (No., street, county, State, and Zip Code)

    Subcontractor:                        Prime Contractor:

    Dynacs Engineering Company, Inc.      U. S. Small Business Administration
    35111 US Hwy 19 N. Suite 300          100 S. Biscayne Blvd. 7th Floor
    Palm Harbor, FL 34684                 Miami, FL 33131

    Subcontract Number: 0455-97-706158

    CODE                                                FACILITY CODE
--------------------------------------------------------------------------------
(x) 9A.    AMENDMENT OF SOLICITATION NO.
--------------------------------------------------------------------------------
    9B.    DATED (SEE ITEM 11)
--------------------------------------------------------------------------------
|X| 10A. MODIFICATION OF CONTRACT/ORDER NO.
           NAS10-98001
--------------------------------------------------------------------------------
    10B. DATED (SEE ITEM 13)
          9/22/97
--------------------------------------------------------------------------------
            11. THIS ITEM ONLY APPLIES TO AMENDMENTS OF SOLICITATIONS
--------------------------------------------------------------------------------
|_| The above numbered solicitation is amended as set forth in item 14. The hour and date specified for receipt of Offers |_| is extended. |_| Is not extended.

Offers must acknowledge receipt of this amendment prior to the hour and date specified in the solicitation or as amended, by one of the following methods:

(a) By completing Items 8 and 15, and returning __ copies of the amendment; (b) By acknowledging receipt of this amendment on each copy of the offer submitted; or (C) By separate letter or telegram which includes a reference to the solicitation and amendment numbers. FAILURE OF YOUR ACKNOWLEDGEMENT TO BE RECEIVED AT THE PLACE DESIGNATED FOR THE RECEIPT OF OFFERS PRIOR TO THE HOUR AND DATE SPECIFIED MAY RESULT IN REJECTION OF YOUR OFFER. If by virtue of this amendment you desire to change an offer already submitted, such change may be made by telegram or letter, provided each telegram or letter makes reference to the solicitation and this amendment, and is received prior to the opening hour and date specified.
--------------------------------------------------------------------------------
12. ACCOUNTING AND APPROPRIATION DATA (If required) CW-1/2590C/40-00-00/52/00 $2,239,277.00 INCREASE
--------------------------------------------------------------------------------
13.     THIS ITEM APPLIES ONLY TO MODIFICATIONS OF CONTRACTS/ORDERS,
        IT MODIFIES THE CONTRACT/ORDER NO. AS DESCRIBED IN ITEM 14.
--------------------------------------------------------------------------------
|X|     A. THIS CHANGE ORDER IS ISSUED PURSUANT TO: (Specify authority)
           THE CHANGES SET FORTH IN ITEM 14 ARE MADE IN THE CONTRACT ORDER NO. IN ITEM 10A.
--------------------------------------------------------------------------------
 X      B. THE ABOVE NUMBERED CONTRACT/ORDER IS MODIFIED TO REFLECT THE
           ADMINISTRATIVE CHANGES (such as changes in paying office, appropriation date, etc.) SET FORTH IN ITEM 14, PURSUANT TO THE AUTHORITY OF FAR 43.103(b).
--------------------------------------------------------------------------------
        C. THIS SUPPLEMENTAL AGREEMENT IS ENTERED INTO PURSUANT TO AUTHORITY OF:
--------------------------------------------------------------------------------
        D. OTHER (Specify type of modification and authority)
--------------------------------------------------------------------------------
E.      IMPORTANT: Contractor |X| is not, |_| is required to sign this document
                   and return 4 copies to the issuing office.
--------------------------------------------------------------------------------
14. DESCRIPTION OF AMENDMENT/MODIFICATION (Organized by UCF section headings, including solicitation/contract subject matter where feasible.)

        A. The purpose of this modification is to incrementally fund the contract with an additional $2,239,277.00 as reflected in Table B-12 for a revised total of $53,677,587.00. Funding is adequate for contract performance through January 25, 2000.

        B. As a result of the above change, page 14 of subject contract, as revised, is deleted and the enclosed page 14 is substituted in lieu thereof.

--------------------------------------------------------------------------------
15A. NAME AND TITLE OF SIGNER (Type or print)

--------------------------------------------------------------------------------
15B. CONTRACTOR/OFFEROR                                      15C. DATE SIGNED

        ---------------------------------------
        (Signature of person authorized to sign)
--------------------------------------------------------------------------------
16A. NAME AND TITLE OF CONTRACTING OFFICER (Type or print)

        Timothy W. Pugh
        Contracting Officer
--------------------------------------------------------------------------------
16B. UNITED STATES OF AMERICA                                  16C. DATE SIGNED

        BY     /S/TIMOTHY W. PUGH                                     10-20-99
             ------------------------
        (Signature of Contracting Officer)
--------------------------------------------------------------------------------
NSN 7540-01-152-8070                  30-105            STANDARD FORM 30 (REV.
PREVIOUS EDITION UNUSABLE                               10-83)
                                                        Prescribed by GSA
                               CONTRACTOR'S COPY        FAR (48 CFR) 53.243

AMENDMENT OF SOLICITATION/MODIFICATION OF CONTRACT

1.  CONTRACT ID CODE     NAS10-98001

    PAGE OF PAGES
     1       1
--------------------------------------------------------------------------------
2.  AMENDMENT/MODIFICATION NO.
             32
--------------------------------------------------------------------------------
3.  EFFECTIVE DATE
    See Block 16C
--------------------------------------------------------------------------------
4.  REQUISITION/PURCHASE REQ. NO.
    MR 991003 S-8 (F)
--------------------------------------------------------------------------------
5.  PROJECT NO. (If applicable)
--------------------------------------------------------------------------------
6.  ISSUED BY                                         CODE    OP-OSO
           John F. Kennedy Space Center, NASA
           Procurement Office
           Kennedy Space Center, FL 32899
--------------------------------------------------------------------------------
7.  ADMINISTERED BY (If other than Item 5)            CODE   OP-OSO
           John F. Kennedy Space Center, NASA
           Procurement Office
           Kennedy Space Center, FL 32899
--------------------------------------------------------------------------------
8.  NAME AND ADDRESS OF CONTRACTOR (No., street, county, State, and Zip Code)

    Subcontractor:                        Prime Contractor:

    Dynacs Engineering Company, Inc.      U. S. Small Business Administration
    35111 US Hwy 19 N. Suite 300          100 S. Biscayne Blvd. 7th Floor
    Palm Harbor, FL 34684                 Miami, FL 33131

    Subcontract Number: 0455-97-706158

    CODE                                                FACILITY CODE
--------------------------------------------------------------------------------
(x) 9A.    AMENDMENT OF SOLICITATION NO.
--------------------------------------------------------------------------------
    9B.    DATED (SEE ITEM 11)
--------------------------------------------------------------------------------
|X| 10A. MODIFICATION OF CONTRACT/ORDER NO.
           NAS10-98001
--------------------------------------------------------------------------------
    10B. DATED (SEE ITEM 13)
          9/22/97
--------------------------------------------------------------------------------
            11. THIS ITEM ONLY APPLIES TO AMENDMENTS OF SOLICITATIONS
--------------------------------------------------------------------------------
|_| The above numbered solicitation is amended as set forth in item 14. The hour and date specified for receipt of Offers |_| is extended. |_| Is not extended.

Offers must acknowledge receipt of this amendment prior to the hour and date specified in the solicitation or as amended, by one of the following methods:

(a) By completing Items 8 and 15, and returning __ copies of the amendment; (b) By acknowledging receipt of this amendment on each copy of the offer submitted; or (C) By separate letter or telegram which includes a reference to the solicitation and amendment numbers. FAILURE OF YOUR ACKNOWLEDGEMENT TO BE RECEIVED AT THE PLACE DESIGNATED FOR THE RECEIPT OF OFFERS PRIOR TO THE HOUR AND DATE SPECIFIED MAY RESULT IN REJECTION OF YOUR OFFER. If by virtue of this amendment you desire to change an offer already submitted, such change may be made by telegram or letter, provided each telegram or letter makes reference to the solicitation and this amendment, and is received prior to the opening hour and date specified.
--------------------------------------------------------------------------------
12.     ACCOUNTING AND APPROPRIATION DATA (If required)

--------------------------------------------------------------------------------
13.     THIS ITEM APPLIES ONLY TO MODIFICATIONS OF CONTRACTS/ORDERS,
        IT MODIFIES THE CONTRACT/ORDER NO. AS DESCRIBED IN ITEM 14.
--------------------------------------------------------------------------------
|X|     A. THIS CHANGE ORDER IS ISSUED PURSUANT TO: (Specify authority)
           THE CHANGES SET FORTH IN ITEM 14 ARE MADE IN THE CONTRACT ORDER NO. IN ITEM 10A.
--------------------------------------------------------------------------------
        B. THE ABOVE NUMBERED CONTRACT/ORDER IS MODIFIED TO REFLECT THE ADMINISTRATIVE CHANGES (such as changes in paying office, appropriation date, etc.) SET FORTH IN ITEM 14, PURSUANT TO THE AUTHORITY OF FAR 43.103(b).
--------------------------------------------------------------------------------
        C. THIS SUPPLEMENTAL AGREEMENT IS ENTERED INTO PURSUANT TO AUTHORITY OF FAR 52-243-2 CHANGES COST REIMBURSEMENT (AUG 1989) ALTERNATE I (APR
           1984) AND MUTUAL AGREEMENT OF THE PARTIES
--------------------------------------------------------------------------------
 X      D. OTHER (Specify type of modification and authority) Unilateral
           Modification in accordance with J-4 EDC Award Fee Evaluation Plan.
--------------------------------------------------------------------------------
E.      IMPORTANT: Contractor |X| is not, |_| is required to sign this document
                   and return 4 copies to the issuing office.
--------------------------------------------------------------------------------
14. DESCRIPTION OF AMENDMENT/MODIFICATION (Organized by UCF section headings, including solicitation/contract subject matter where feasible.)

        A. This contract modification reflects the performance rating, earned interest fee, and earned incentive fee for the period October 1, 1998, through September 30, 1999 as follows:

Rating:95          Earned Award Fee: $674,000     Earned Incentive Fee: $358,600
Total Earned Award / Incentive Fee: $1,032,600

Note: Provisional award fee payments disbursed during this performance period in the amount of $545,592 are hereby deducted from the earned award / Incentive fee for a NET AMOUNT DUE OF $487,008.00
--------------------------------------------------------------------------------
15A. NAME AND TITLE OF SIGNER (Type or print)

--------------------------------------------------------------------------------
15B. CONTRACTOR/OFFEROR                                      15C. DATE SIGNED

        ---------------------------------------
        (Signature of person authorized to sign)
--------------------------------------------------------------------------------
16A. NAME AND TITLE OF CONTRACTING OFFICER (Type or print)

        Timothy W. Pugh
        Contracting Officer
--------------------------------------------------------------------------------
16B. UNITED STATES OF AMERICA                                  16C. DATE SIGNED

        BY     /S/TIMOTHY W. PUGH                                     11-17-99
             ------------------------
        (Signature of Contracting Officer)
--------------------------------------------------------------------------------
NSN 7540-01-152-8070                  30-105            STANDARD FORM 30 (REV.
PREVIOUS EDITION UNUSABLE                               10-83)
                                                        Prescribed by GSA
                               CONTRACTOR'S COPY        FAR (48 CFR) 53.243

                                                                     NAS10-98001
                                                             Modification No. 32
                                                                     Page 2 of 2

B. The fee determination reflected above is hereby implemented via the following changes to the contract:

    1. Contract Tables B-3.A, B-3.C, and B-12 are revised to reflect the value of the earned award/ incentive fee for this period.

    2. The contract value for CY2 is adjusted by $31,800, from $24,485,036 to $24,516,836, to reflect the amount of earned award / incentive fee.

C. The following page changes are made by this modification:

         Remove Pages               Replace Pages
         ------------               -------------
              8.1                        8.1
              8.2.1                      8.2.1
              14                         14

In accordance with Contract Article B-3, Contract Value, paragraph E., Earned Incentive Fee (EIF), the actual cost was derived from the Contractor's September 533 Report for the calculation of EIF. In addition, the EIF depicted on this modification is considered final and not subject to later adjustment based upon cost disallowance, final indirect rates or accounting adjustments.

AMENDMENT OF SOLICITATION/MODIFICATION OF CONTRACT

1.  CONTRACT ID CODE

    PAGE OF PAGES
     1       1
--------------------------------------------------------------------------------
2.  AMENDMENT/MODIFICATION NO.
             33
--------------------------------------------------------------------------------
3.  EFFECTIVE DATE
    See Block 16C
--------------------------------------------------------------------------------
4.  REQUISITION/PURCHASE REQ. NO.
    MR 001003 S-1 (F)
--------------------------------------------------------------------------------
5.  PROJECT NO. (If applicable)
--------------------------------------------------------------------------------
6.  ISSUED BY                                         CODE    OP-OSO
           John F. Kennedy Space Center, NASA
           Procurement Office
           Kennedy Space Center, FL 32899
--------------------------------------------------------------------------------
7.  ADMINISTERED BY (If other than Item 6)            CODE   OP-OSO
           John F. Kennedy Space Center, NASA
           Procurement Office
           Kennedy Space Center, FL 32899
--------------------------------------------------------------------------------
8.  NAME AND ADDRESS OF CONTRACTOR (No., street, county, State, and Zip Code)

    Subcontractor:                        Prime Contractor:

    Dynacs Engineering Company, Inc.      U. S. Small Business Administration
    35111 US Hwy 19 North, Suite 300      100 So. Biscayne Blvd., 7th fl.
    Palm Harbor, FL 34684                 Miami, FL 33131

    Subcontract Number: 0455-97-706158

    CODE                                                FACILITY CODE
--------------------------------------------------------------------------------
(x) 9A.    AMENDMENT OF SOLICITATION NO.
--------------------------------------------------------------------------------
    9B.    DATED (SEE ITEM 11)
--------------------------------------------------------------------------------
|X| 10A. MODIFICATION OF CONTRACT/ORDER NO.
           NAS10-98001
--------------------------------------------------------------------------------
    10B. DATED (SEE ITEM 13)
          9/22/97
--------------------------------------------------------------------------------
            11. THIS ITEM ONLY APPLIES TO AMENDMENTS OF SOLICITATIONS
--------------------------------------------------------------------------------
|_| The above numbered solicitation is amended as set forth in item 14. The hour and date specified for receipt of Offers |_| is extended, |_| is not extended.

Offers must acknowledge receipt of this amendment prior to the hour and date specified in the solicitation or as amended, by one of the following methods:

(a) By completing Items 8 and 15, and returning __ copies of the amendment; (b) By acknowledging receipt of this amendment on each copy of the offer submitted; or (c) By separate letter or telegram which includes a reference to the solicitation and amendment numbers. FAILURE OF YOUR ACKNOWLEDGEMENT TO BE RECEIVED AT THE PLACE DESIGNATED FOR THE RECEIPT OF OFFERS PRIOR TO THE HOUR AND DATE SPECIFIED MAY RESULT IN REJECTION OF YOUR OFFER. If by virtue of this amendment you desire to change an offer already submitted, such change may be made by telegram or letter, provided each telegram or letter makes reference to the solicitation and this amendment, and is received prior to the opening hour and date specified.
--------------------------------------------------------------------------------
12. ACCOUNTING AND APPROPRIATION DATA (If required) CW-1/2590C/40-00-00/52/00 $9,755,565.00 INCREASE
--------------------------------------------------------------------------------
13.     THIS ITEM APPLIES ONLY TO MODIFICATIONS OF CONTRACTS/ORDERS,
        IT MODIFIES THE CONTRACT/ORDER NO. AS DESCRIBED IN ITEM 14.
--------------------------------------------------------------------------------
|X|     A. THIS CHANGE ORDER IS ISSUED PURSUANT TO: (Specify authority)
           THE CHANGES SET FORTH IN ITEM 14 ARE MADE IN THE CONTRACT ORDER NO. IN ITEM 10A.
--------------------------------------------------------------------------------
 X      B. THE ABOVE NUMBERED CONTRACT/ORDER IS MODIFIED TO REFLECT THE
           ADMINISTRATIVE CHANGES (such as changes in paying office, appropriation date, etc.) SET FORTH IN ITEM 14, PURSUANT TO THE AUTHORITY OF FAR 43.103(b).
--------------------------------------------------------------------------------
        C. THIS SUPPLEMENTAL AGREEMENT IS ENTERED INTO PURSUANT TO AUTHORITY OF:
--------------------------------------------------------------------------------
        D. OTHER (Specify type of modification and authority)
--------------------------------------------------------------------------------
E.      IMPORTANT: Contractor |X| is not, |_| is required to sign this document
                   and return 4 copies to the issuing office.
--------------------------------------------------------------------------------
14. DESCRIPTION OF AMENDMENT/MODIFICATION (Organized by UCF section headings, including solicitation/contract subject matter where feasible.)

A. The purpose of this modification is to incrementally fund the contract with an additional $9,755,565.00 as reflected in Table B-12 for a revised total of $63,433,152.00. Funding is adequate for contract performance through May 12, 2000, per Dynacs e-mail dated 12/07/99.

B. As a result of the above change, page 14 of subject contract, as revised, is deleted and the enclosed page 1[ILLEGIBLE] is substituted in lieu thereof.

--------------------------------------------------------------------------------
15A. NAME AND TITLE OF SIGNER (Type or print)

--------------------------------------------------------------------------------
15B. CONTRACTOR/OFFEROR                                      15C. DATE SIGNED

        ---------------------------------------
        (Signature of person authorized to sign)
--------------------------------------------------------------------------------
16A. NAME AND TITLE OF CONTRACTING OFFICER (Type or print)

        Timothy W. Pugh
        Contracting Officer
--------------------------------------------------------------------------------
16B. UNITED STATES OF AMERICA                                  16C. DATE SIGNED

        BY     /S/TIMOTHY W. PUGH                                     12-13-99
             ------------------------
        (Signature of Contracting Officer)
--------------------------------------------------------------------------------
NSN 7540-01-152-8070                  30-105            STANDARD FORM 30
PREVIOUS EDITION UNUSABLE                               (REV. 10-83)
                                                        Prescribed by GSA
                               CONTRACTOR'S COPY        FAR (48 CFR) 53.243

AMENDMENT OF SOLICITATION/MODIFICATION OF CONTRACT

1.  CONTRACT ID CODE     NAS10-98001

    PAGE OF PAGES
     1       2
--------------------------------------------------------------------------------
2.  AMENDMENT/MODIFICATION NO.
             34
--------------------------------------------------------------------------------
3.  EFFECTIVE DATE
    See Block 16C
--------------------------------------------------------------------------------
4.  REQUISITION/PURCHASE REQ. NO.

--------------------------------------------------------------------------------
5.  PROJECT NO. (If applicable)
--------------------------------------------------------------------------------
6.  ISSUED BY                                         CODE    OP-OSO
           John F. Kennedy Space Center, NASA
           Procurement Office
           Kennedy Space Center, FL 32899
--------------------------------------------------------------------------------
7.  ADMINISTERED BY (If other than Item 6)            CODE   OP-OSO
           John F. Kennedy Space Center, NASA
           Procurement Office
           Kennedy Space Center, FL 32899
--------------------------------------------------------------------------------
8.  NAME AND ADDRESS OF CONTRACTOR (No., street, county, State, and Zip Code)

    Subcontractor                         Prime Contractor
    -------------                         ----------------

    Dynacs Engineering Co., Inc.          U. S. Small Business Admin.
    35111 US Hwy 19 N., Suite 300         100 S. Biscayne Blvd., 7th Floor
    Palm Harbor, FL 34684                 Miami, FL 33131

    Subcontract Number: 0455-97-706158

    CODE                                                FACILITY CODE
--------------------------------------------------------------------------------
    9A.    AMENDMENT OF SOLICITATION NO.
--------------------------------------------------------------------------------
    9B.    DATED (SEE ITEM 11)
--------------------------------------------------------------------------------
    10A. MODIFICATION OF CONTRACT/ORDER NO.
           NAS10-98001
--------------------------------------------------------------------------------
    10B. DATED (SEE ITEM 13)
          10/1/97
--------------------------------------------------------------------------------
            11. THIS ITEM ONLY APPLIES TO AMENDMENTS OF SOLICITATIONS
--------------------------------------------------------------------------------
|_| The above numbered solicitation is amended as set forth in Item 14. The hour and date specified for receipt of Offers |_| is extended, |_| is not extended.

Offers must acknowledge receipt of this amendment prior to the hour and date specified in the solicitation or as amended, by one of the following methods:

(a) By completing Items 8 and 15, and returning __ copies of the amendment; (b) By acknowledging receipt of this amendment on each copy of the offer submitted; or (c) By separate letter or telegram which includes a reference to the solicitation and amendment numbers. FAILURE OF YOUR ACKNOWLEDGEMENT TO BE RECEIVED AT THE PLACE DESIGNATED FOR THE RECEIPT OF OFFERS PRIOR TO THE HOUR AND DATE SPECIFIED MAY RESULT IN REJECTION OF YOUR OFFER. If by virtue of this amendment you desire to change an offer already submitted, such change may be made by telegram or letter, provided each telegram or letter makes reference to the solicitation and this amendment, and is received prior to the opening hour and date specified.
--------------------------------------------------------------------------------
12.     ACCOUNTING AND APPROPRIATION DATA (If required)

--------------------------------------------------------------------------------
13.     THIS ITEM APPLIES ONLY TO MODIFICATIONS OF CONTRACTS/ORDERS,
        IT MODIFIES THE CONTRACT/ORDER NO. AS DESCRIBED IN ITEM 14.
--------------------------------------------------------------------------------
        A. THIS CHANGE ORDER IS ISSUED PURSUANT TO: (Specify authority)
           THE CHANGES SET FORTH IN ITEM 14 ARE MADE IN THE CONTRACT ORDER NO. IN ITEM 10A.
--------------------------------------------------------------------------------
        B. THE ABOVE NUMBERED CONTRACT/ORDER IS MODIFIED TO REFLECT THE ADMINISTRATIVE CHANGES (such as changes in paying office, appropriation date, etc.) SET FORTH IN ITEM 14, PURSUANT TO THE AUTHORITY OF FAR 43.103(b).
--------------------------------------------------------------------------------
 X      C. THIS SUPPLEMENTAL AGREEMENT IS ENTERED INTO PURSUANT TO AUTHORITY OF
           FAR 52.243-2 CHANGES COST REIMBURSEMENT (AUG 1989) ALTERNATE I (APR
           1984) AND MUTUAL AGREEMENT OF THE PARTIES
--------------------------------------------------------------------------------
        D. OTHER (Specify type of modification and authority)
--------------------------------------------------------------------------------
E.      IMPORTANT: Contractor |_| is not, |X| is required to sign this document
                   and return 3 copies to the issuing office.
--------------------------------------------------------------------------------
14. DESCRIPTION OF AMENDMENT/MODIFICATION (Organized by UCF section headings, including solicitation/contract subject matter where feasible.)

        See Page 2

Except as provided herein, all terms and conditions of the document referenced in Item 9A or 10A, as heretofore changed, remains unchanged and in full effect.
--------------------------------------------------------------------------------
15A. NAME AND TITLE OF SIGNER (Type or print)
     Larry J. Tuttle, Business Manager
--------------------------------------------------------------------------------
15B. CONTRACTOR/OFFEROR                                      15C. DATE SIGNED

        /S/LARRY J. TUTTLE                                        2/22/00
        ---------------------------------------
        (Signature of person authorized to sign)
--------------------------------------------------------------------------------
16A. NAME AND TITLE OF CONTRACTING OFFICER (Type or print)

        Timothy W. Pugh
--------------------------------------------------------------------------------
16B. UNITED STATES OF AMERICA                                  16C. DATE SIGNED

        BY     /S/TIMOTHY W. PUGH                                  2/22/00
             ------------------------
        (Signature of Contracting Officer)
--------------------------------------------------------------------------------
NSN 7540-01-152-8070                  30-105            STANDARD FORM 30
PREVIOUS EDITION UNUSABLE                               (REV. 10-83)
                                                        Prescribed by GSA
                               CONTRACTOR'S COPY        FAR (48 CFR) 53.243

                                                                    NAS 10-98001
                                                                 Modification 34
                                                                     Page 2 of 2



It has been recognized that NASA may require the Contractor to perform design, contract surveillance, construction, and modification of facilities functions. It is anticipated that these construction of facilities efforts will be incidental to the associated research and development activities required under the Contract. The purpose of this modification is to add this additional scope to the statement of work and to incorporate the associated contract clauses as follows:


A. ARTICLE B-12 NFS 1582.232-81 CONTRACT FUNDING (JUN 1990) is revised to apply the provisions of the "Limitations of Funds" Clause separately to each construction of facilities effort. A full text version of the revised contract clause is reflected on the attached revised page 13. In addition, a new Contract Table B-12 A Facilities Projects: Values and Funding, which delineates the level of funding provided by NASA for the accomplishment of each construction effort, is attached as a new contract page 14 A.

B. Contract Section I, ARTICLE I-1, FAR 52.252-2 CLAUSES INCORPORATED BY REFERENCE (JUN 1988) has been updated to incorporate the FAR Construction Clauses. The attached replacement / new contract pages 38, 38 A, 38 B, and 39, define these additional clauses.

C. The scope of work as defined in Contract Attachment J-1, Statement of Work, has been revised to include services for the design, contract surveillance, construction and modification to facilities. Statement of Work replacement pages 49, 50, and 51 are attached hereto.

AMENDMENT OF SOLICITATION/MODIFICATION OF CONTRACT

1.  CONTRACT ID CODE

    PAGE OF PAGES
     1       1
--------------------------------------------------------------------------------
2.  AMENDMENT/MODIFICATION NO.
             35
--------------------------------------------------------------------------------
3.  EFFECTIVE DATE
    See Block 16C
--------------------------------------------------------------------------------
4.  REQUISITION/PURCHASE REQ. NO.
    MR 001003 S-2 (F)
--------------------------------------------------------------------------------
5.  PROJECT NO. (If applicable)
--------------------------------------------------------------------------------
6.  ISSUED BY                                         CODE    OP-OSO
           John F. Kennedy Space Center, NASA
           Procurement Office
           Kennedy Space Center, FL 32899
--------------------------------------------------------------------------------
7.  ADMINISTERED BY (If other than Item 6)            CODE   OP-OSO
           John F. Kennedy Space Center, NASA
           Procurement Office
           Kennedy Space Center, FL 32899
--------------------------------------------------------------------------------
8.  NAME AND ADDRESS OF CONTRACTOR (No., street, county, State, and Zip Code)

    Subcontractor:                        Prime Contractor:

    Dynacs Engineering Company, Inc.      U. S. Small Business Administration
    35111 US Hwy 19 North, Suite 300      100 So. Biscayne Blvd. 7th fl.
    Palm Harbor, FL 34684                 Miami, FL 33131

    Subcontract Number: 0455-97-706158

    CODE                                                FACILITY CODE
--------------------------------------------------------------------------------
|X| 9A.    AMENDMENT OF SOLICITATION NO.
--------------------------------------------------------------------------------
    9B.    DATED (SEE ITEM 11)
--------------------------------------------------------------------------------
 X  10A. MODIFICATION OF CONTRACT/ORDER NO.
           NAS10-98001
--------------------------------------------------------------------------------
    10B. DATED (SEE ITEM 13)
          9/22/97
--------------------------------------------------------------------------------
            11. THIS ITEM ONLY APPLIES TO AMENDMENTS OF SOLICITATIONS
--------------------------------------------------------------------------------
|_| The above numbered solicitation is amended as set forth in item 14. The hour and date specified for receipt of Offers |_| is extended, |_| is not extended.

Offers must acknowledge receipt of this amendment prior to the hour and date specified in the solicitation or as amended, by one of the following methods:

(a) By completing Items 8 and 15, and returning __ copies of the amendment; (b) By acknowledging receipt of this amendment on each copy of the offer submitted; or (C) By separate letter or telegram which includes a reference to the solicitation and amendment numbers. FAILURE OF YOUR ACKNOWLEDGEMENT TO BE RECEIVED AT THE PLACE DESIGNATED FOR THE RECEIPT OF OFFERS PRIOR TO THE HOUR AND DATE SPECIFIED MAY RESULT IN REJECTION OF YOUR OFFER. If by virtue of this amendment you desire to change an offer already submitted, such change may be made by telegram or letter, provided each telegram or letter makes reference to the solicitation and this amendment, and is received prior to the opening hour and date specified.
--------------------------------------------------------------------------------
12. ACCOUNTING AND APPROPRIATION DATA (If required) CW-1/2590C/40-00-00/52/00 MR 001003 S-2 $8,742,217.00 INCREASE
--------------------------------------------------------------------------------
13.     THIS ITEM APPLIES ONLY TO MODIFICATIONS OF CONTRACTS/ORDERS,
        IT MODIFIES THE CONTRACT/ORDER NO. AS DESCRIBED IN ITEM 14.
--------------------------------------------------------------------------------
|X|     A. THIS CHANGE ORDER IS ISSUED PURSUANT TO: (Specify authority)
           THE CHANGES SET FORTH IN ITEM 14 ARE MADE IN THE CONTRACT ORDER NO. IN ITEM 10A.
--------------------------------------------------------------------------------
 X      B. THE ABOVE NUMBERED CONTRACT/ORDER IS MODIFIED TO REFLECT THE
           ADMINISTRATIVE CHANGES (such as changes in paying office, appropriation date, etc.) SET FORTH IN ITEM 14, PURSUANT TO THE AUTHORITY OF FAR 43.103(b).
--------------------------------------------------------------------------------
        C. THIS SUPPLEMENTAL AGREEMENT IS ENTERED INTO PURSUANT TO AUTHORITY OF:
--------------------------------------------------------------------------------
        D. OTHER (Specify type of modification and authority)
--------------------------------------------------------------------------------
E.      IMPORTANT: Contractor |X| is not, |_| is required to sign this document
                   and return 4 copies to the issuing office.
--------------------------------------------------------------------------------
14. DESCRIPTION OF AMENDMENT/MODIFICATION (Organized by UCF section headings, including solicitation/contract subject matter where feasible.)

A. The purpose of this modification is to incrementally fund the contract with an additional $8,742,217.00 as reflected in Table B-12 for a revised total of $72,175,369.00. Funding is adequate for contract performance through September 30, 2000, per Dynacs e-mail dated February 16, 2000.

B. As a result of the above change, page 14 of subject contract, as revised, is deleted and the enclosed page 1 [ILLEGIBLE] is substituted in lieu thereof.

--------------------------------------------------------------------------------
15A. NAME AND TITLE OF SIGNER (Type or print)

--------------------------------------------------------------------------------
15B. CONTRACTOR/OFFEROR                                      15C. DATE SIGNED

        ---------------------------------------
        (Signature of person authorized to sign)
--------------------------------------------------------------------------------
16A. NAME AND TITLE OF CONTRACTING OFFICER (Type or print)

        Timothy W. Pugh
        Contracting Officer
--------------------------------------------------------------------------------
16B. UNITED STATES OF AMERICA                                  16C. DATE SIGNED

        BY     /S/TIMOTHY W. PUGH                                  2/16/00
             ------------------------
        (Signature of Contracting Officer)
--------------------------------------------------------------------------------
NSN 7540-01-152-8070                  30-105            STANDARD FORM 30
PREVIOUS EDITION UNUSABLE                               (REV. 10-83)
                                                        Prescribed by GSA
                               CONTRACTOR'S COPY        FAR (48 CFR) 53.243

AMENDMENT OF SOLICITATION/MODIFICATION OF CONTRACT

1.  CONTRACT ID CODE

    PAGE OF PAGES
     1       1
--------------------------------------------------------------------------------
2.  AMENDMENT/MODIFICATION NO.
             36
--------------------------------------------------------------------------------
3.  EFFECTIVE DATE
    See Block 16C
--------------------------------------------------------------------------------
4.  REQUISITION/PURCHASE REQ. NO.
    MR 001003 S-2 (F)
--------------------------------------------------------------------------------
5.  PROJECT NO. (If applicable)
--------------------------------------------------------------------------------
6.  ISSUED BY                                         CODE    OP-OSO
           John F. Kennedy Space Center, NASA
           Procurement Office
           Kennedy Space Center, FL 32899
--------------------------------------------------------------------------------
7.  ADMINISTERED BY (If other than Item 6)            CODE   OP-OSO
           John F. Kennedy Space Center, NASA
           Procurement Office
           Kennedy Space Center, FL 32899
--------------------------------------------------------------------------------
8.  NAME AND ADDRESS OF CONTRACTOR (No., street, county, State, and Zip Code)

    Subcontractor:                        Prime Contractor:

    Dynacs Engineering Company, Inc.      U. S. Small Business Administration
    35111 US Hwy 19 North, Suite 300      100 So. Biscayne Blvd. 7th Floor
    Palm Harbor, FL 34684                 Miami, FL 33131

    Subcontract Number: 0455-97-706158

    CODE                                                FACILITY CODE
--------------------------------------------------------------------------------
|X| 9A.    AMENDMENT OF SOLICITATION NO.
--------------------------------------------------------------------------------
    9B.    DATED (SEE ITEM 11)
--------------------------------------------------------------------------------
 X  10A. MODIFICATION OF CONTRACT/ORDER NO.
           NAS10-98001
--------------------------------------------------------------------------------
    10B. DATED (SEE ITEM 13)
          9/22/97
--------------------------------------------------------------------------------
            11. THIS ITEM ONLY APPLIES TO AMENDMENTS OF SOLICITATIONS
--------------------------------------------------------------------------------
|_| The above numbered solicitation is amended as set forth in item 14. The hour and date specified for receipt of Offers |_| is extended, |_| is not extended.

Offers must acknowledge receipt of this amendment prior to the hour and date specified in the solicitation or as amended, by one of the following methods:

(a) By completing Items 8 and 15, and returning __ copies of the amendment; (b) By acknowledging receipt of this amendment on each copy of the offer submitted; or (C) By separate letter or telegram which includes a reference to the solicitation and amendment numbers. FAILURE OF YOUR ACKNOWLEDGEMENT TO BE RECEIVED AT THE PLACE DESIGNATED FOR THE RECEIPT OF OFFERS PRIOR TO THE HOUR AND DATE SPECIFIED MAY RESULT IN REJECTION OF YOUR OFFER. If by virtue of this amendment you desire to change an offer already submitted, such change may be made by telegram or letter, provided each telegram or letter makes reference to the solicitation and this amendment, and is received prior to the opening hour and date specified.
--------------------------------------------------------------------------------
12.     ACCOUNTING AND APPROPRIATION DATA (If required)

--------------------------------------------------------------------------------
13.     THIS ITEM APPLIES ONLY TO MODIFICATIONS OF CONTRACTS/ORDERS,
        IT MODIFIES THE CONTRACT/ORDER NO. AS DESCRIBED IN ITEM 14.
--------------------------------------------------------------------------------
        A. THIS CHANGE ORDER IS ISSUED PURSUANT TO: (Specify authority)
           THE CHANGES SET FORTH IN ITEM 14 ARE MADE IN THE CONTRACT ORDER NO. IN ITEM 10A.
--------------------------------------------------------------------------------
        B. THE ABOVE NUMBERED CONTRACT/ORDER IS MODIFIED TO REFLECT THE ADMINISTRATIVE CHANGES (such as changes in paying office, appropriation date, etc.) SET FORTH IN ITEM 14, PURSUANT TO THE AUTHORITY OF FAR 43.103(b).
--------------------------------------------------------------------------------
 X      C. THIS SUPPLEMENTAL AGREEMENT IS ENTERED INTO PURSUANT TO AUTHORITY OF
           FAR 52.243-2 CHANGES COST REIMBURSEMENT (AUG 1989) ALTERNATE I (APR
           1984) AND MUTUAL AGREEMENT OF THE PARTIES

--------------------------------------------------------------------------------
        D. OTHER (Specify type of modification and authority)
--------------------------------------------------------------------------------
E.      IMPORTANT: Contractor |_| is not, |X| is required to sign this document
                   and return 3 copies to the issuing office.
--------------------------------------------------------------------------------
14. DESCRIPTION OF AMENDMENT/MODIFICATION (Organized by UCF section headings, including solicitation/contract subject matter where feasible.)

The purpose of this modification is to allow rent-free use of the NASA - GSA vehicles identified in the enclosed change to Contract Attachment J-2. As a result of this change, page 118 of subject contract, as revised, is deleted and the enclosed page 118 is substituted in lieu thereof.

--------------------------------------------------------------------------------
15A. NAME AND TITLE OF SIGNER (Type or print)

          Larry T. Tuttle, Business Manager
--------------------------------------------------------------------------------
15B. CONTRACTOR/OFFEROR                                      15C. DATE SIGNED

          /S/LARRY T. TUTTLE,                                    2/22/00
        ---------------------------------------
        (Signature of person authorized to sign)
--------------------------------------------------------------------------------
16A. NAME AND TITLE OF CONTRACTING OFFICER (Type or print)

        Timothy W. Pugh
        Contracting Officer
--------------------------------------------------------------------------------
16B. UNITED STATES OF AMERICA                                  16C. DATE SIGNED

        BY     /S/TIMOTHY W. PUGH                                   3/7/00
             ------------------------
        (Signature of Contracting Officer)
--------------------------------------------------------------------------------
NSN 7540-01-152-8070                  30-105            STANDARD FORM 30
PREVIOUS EDITION UNUSABLE                               (REV. 10-83)
                                                        Prescribed by GSA
                               CONTRACTOR'S COPY        FAR (48 CFR) 53.243

AMENDMENT OF SOLICITATION/MODIFICATION OF CONTRACT

1.  CONTRACT ID CODE     NAS10-98001

    PAGE OF PAGES
     1       1
--------------------------------------------------------------------------------
2.  AMENDMENT/MODIFICATION NO.
             1
--------------------------------------------------------------------------------
3.  EFFECTIVE DATE
    See Block 16C
--------------------------------------------------------------------------------
4.  REQUISITION/PURCHASE REQ. NO.
    MR 971003 S-1
--------------------------------------------------------------------------------
5.  PROJECT NO. (If applicable)
--------------------------------------------------------------------------------
6.  ISSUED BY                                         CODE    OP-OSO
           John F. Kennedy Space Center, NASA
           Procurement Office
           Kennedy Space Center, FL 32899
--------------------------------------------------------------------------------
7.  ADMINISTERED BY (If other than Item 5)            CODE    OP-OSO
           John F. Kennedy Space Center, NASA
           Procurement Office
           Kennedy Space Center, FL 32899
--------------------------------------------------------------------------------
8.  NAME AND ADDRESS OF CONTRACTOR (No., street, county, State, and Zip Code)

    Subcontractor:                        Prime Contractor:

    Dynacs Engineering Company, Inc.      U. S. Small Business Administration
    28870 US Hwy 19 N. Suite 405          1320 South Dixie Hwy
    Clearwater, FL 34621                  Coral Gables, FL 33146

    Subcontract Number: 0455-97-706158

    CODE                                                FACILITY CODE
--------------------------------------------------------------------------------
|X| 9A.    AMENDMENT OF SOLICITATION NO.
--------------------------------------------------------------------------------
    9B.    DATED (SEE ITEM 11)
--------------------------------------------------------------------------------
 X  10A. MODIFICATION OF CONTRACT/ORDER NO.
           NAS10-98001
--------------------------------------------------------------------------------
    10B. DATED (SEE ITEM 13)
          9/22/97
--------------------------------------------------------------------------------
            11. THIS ITEM ONLY APPLIES TO AMENDMENTS OF SOLICITATIONS
--------------------------------------------------------------------------------
|_| The above numbered solicitation is amended as set forth in item 14. The hour and date specified for receipt of Offers |_| is extended. |_| Is not extended.

Offers must acknowledge receipt of this amendment prior to the hour and date specified in the solicitation or as amended, by one of the following methods:

(a) By completing Items 8 and 15, and returning __ copies of the amendment; (b) By acknowledging receipt of this amendment on each copy of the offer submitted; or (C) By separate letter or telegram which includes a reference to the solicitation and amendment numbers. FAILURE OF YOUR ACKNOWLEDGEMENT TO BE RECEIVED AT THE PLACE DESIGNATED FOR THE RECEIPT OF OFFERS PRIOR TO THE HOUR AND DATE SPECIFIED MAY RESULT IN REJECTION OF YOUR OFFER. If by virtue of this amendment you desire to change an offer already submitted, such change may be made by telegram or letter, provided each telegram or letter makes reference to the solicitation and this amendment, and is received prior to the opening hour and date specified.
--------------------------------------------------------------------------------
12. ACCOUNTING AND APPROPRIATION DATA (If required) CW-1/2590C/40000/34/97/PF Increase $1,315,636.00 MR 971003 S-1
--------------------------------------------------------------------------------
13.     THIS ITEM APPLIES ONLY TO MODIFICATIONS OF CONTRACTS/ORDERS,
        IT MODIFIES THE CONTRACT/ORDER NO. AS DESCRIBED IN ITEM 14.
--------------------------------------------------------------------------------
|X|     A. THIS CHANGE ORDER IS ISSUED PURSUANT TO: (Specify authority)
           THE CHANGES SET FORTH IN ITEM 14 ARE MADE IN THE CONTRACT ORDER NO. IN ITEM 10A.
--------------------------------------------------------------------------------
 X      B. THE ABOVE NUMBERED CONTRACT/ORDER IS MODIFIED TO REFLECT THE
           ADMINISTRATIVE CHANGES (such as changes in paying office, appropriation date, etc.) SET FORTH IN ITEM 14, PURSUANT TO THE AUTHORITY OF FAR 43.103(b).
--------------------------------------------------------------------------------
        C. THIS SUPPLEMENTAL AGREEMENT IS ENTERED INTO PURSUANT TO AUTHORITY OF:
--------------------------------------------------------------------------------
        D. OTHER (Specify type of modification and authority)
--------------------------------------------------------------------------------
E.      IMPORTANT: Contractor |X| is not, |_| is required to sign this document
                   and return ___ copies to the issuing office.
--------------------------------------------------------------------------------
14. DESCRIPTION OF AMENDMENT/MODIFICATION (Organized by UCF section headings, including solicitation/contract subject matter where feasible.)

Incremental funding is increased by $1,315,636.00 as reflected in the revised Article B-12, Contract Funding, Table B-12. The funds are estimated to be adequate through November 17, 1997, per contractor memorandum of September 30, 1997.

Replacement page 13 is attached and should be appropriately inserted in copies of the contract.




--------------------------------------------------------------------------------
15A. NAME AND TITLE OF SIGNER (Type or print)

--------------------------------------------------------------------------------
15B. CONTRACTOR/OFFEROR                                      15C. DATE SIGNED

        ---------------------------------------
        (Signature of person authorized to sign)
--------------------------------------------------------------------------------
16A. NAME AND TITLE OF CONTRACTING OFFICER (Type or print)

        Michael S. McCarty
        Contracting Officer
--------------------------------------------------------------------------------
16B. UNITED STATES OF AMERICA                                16C. DATE SIGNED

        BY     /S/MICHAEL S. MCCARTY                             9-30-97
             ------------------------
        (Signature of Contracting Officer)
--------------------------------------------------------------------------------
NSN 7540-01-152-8070                  30-105            STANDARD FORM 30 (REV.
PREVIOUS EDITION UNUSABLE                               10-83)
                                                        Prescribed by GSA
                               CONTRACTOR'S COPY        FAR (48 CFR) 53.243

AMENDMENT OF SOLICITATION/MODIFICATION OF CONTRACT

1.  CONTRACT ID CODE     NAS10-98001

    PAGE OF PAGES
     1       1
--------------------------------------------------------------------------------
2.  AMENDMENT/MODIFICATION NO.
             2
--------------------------------------------------------------------------------
3.  EFFECTIVE DATE
    See Block 16C
--------------------------------------------------------------------------------
4.  REQUISITION/PURCHASE REQ. NO.
    MR 971003 S-2
--------------------------------------------------------------------------------
5.  PROJECT NO. (If applicable)
--------------------------------------------------------------------------------
6.  ISSUED BY                                         CODE    OP-OSO
           John F. Kennedy Space Center, NASA
           Procurement Office
           Kennedy Space Center, FL 32899
--------------------------------------------------------------------------------
7.  ADMINISTERED BY (If other than Item 5)            CODE    OP-OSO
           John F. Kennedy Space Center, NASA
           Procurement Office
           Kennedy Space Center, FL 32899
--------------------------------------------------------------------------------
8.  NAME AND ADDRESS OF CONTRACTOR (No., street, county, State, and Zip Code)

    Subcontractor:                        Prime Contractor:

    Dynacs Engineering Company, Inc.      U. S. Small Business Administration
    28870 US Hwy 19 N. Suite 405          1320 South Dixie Hwy
    Clearwater, FL 34621                  Coral Gables, FL 33146

    Subcontract Number: 0455-97-706158

    CODE                                                FACILITY CODE
--------------------------------------------------------------------------------
|X| 9A.    AMENDMENT OF SOLICITATION NO.
--------------------------------------------------------------------------------
    9B.    DATED (SEE ITEM 11)
--------------------------------------------------------------------------------
 X  10A. MODIFICATION OF CONTRACT/ORDER NO.
           NAS10-98001
--------------------------------------------------------------------------------
    10B. DATED (SEE ITEM 13)
          9/22/97
--------------------------------------------------------------------------------
            11. THIS ITEM ONLY APPLIES TO AMENDMENTS OF SOLICITATIONS
--------------------------------------------------------------------------------
|_| The above numbered solicitation is amended as set forth in item 14. The hour and date specified for receipt of Offers |_| is extended. |_| Is not extended.

Offers must acknowledge receipt of this amendment prior to the hour and date specified in the solicitation or as amended, by one of the following methods:

(a) By completing Items 8 and 15, and returning __ copies of the amendment; (b) By acknowledging receipt of this amendment on each copy of the offer submitted; or (C) By separate letter or telegram which includes a reference to the solicitation and amendment numbers. FAILURE OF YOUR ACKNOWLEDGEMENT TO BE RECEIVED AT THE PLACE DESIGNATED FOR THE RECEIPT OF OFFERS PRIOR TO THE HOUR AND DATE SPECIFIED MAY RESULT IN REJECTION OF YOUR OFFER. If by virtue of this amendment you desire to change an offer already submitted, such change may be made by telegram or letter, provided each telegram or letter makes reference to the solicitation and this amendment, and is received prior to the opening hour and date specified.
--------------------------------------------------------------------------------
12. ACCOUNTING AND APPROPRIATION DATA (If required) CW-1/2590C/40000/34/97/PF Increase $4,800.00
        CW-1/2590C/40000/34/98/PF  Increase $926,000.00
--------------------------------------------------------------------------------
13.     THIS ITEM APPLIES ONLY TO MODIFICATIONS OF CONTRACTS/ORDERS,
        IT MODIFIES THE CONTRACT/ORDER NO. AS DESCRIBED IN ITEM 14.
--------------------------------------------------------------------------------
|X|     A. THIS CHANGE ORDER IS ISSUED PURSUANT TO: (Specify authority)
           THE CHANGES SET FORTH IN ITEM 14 ARE MADE IN THE CONTRACT ORDER NO. IN ITEM 10A.
--------------------------------------------------------------------------------
 X      B. THE ABOVE NUMBERED CONTRACT/ORDER IS MODIFIED TO REFLECT THE
           ADMINISTRATIVE CHANGES (such as changes in paying office, appropriation date, etc.) SET FORTH IN ITEM 14, PURSUANT TO THE AUTHORITY OF FAR 43.103(b).
--------------------------------------------------------------------------------
        C. THIS SUPPLEMENTAL AGREEMENT IS ENTERED INTO PURSUANT TO AUTHORITY OF:
--------------------------------------------------------------------------------
        D. OTHER (Specify type of modification and authority)
--------------------------------------------------------------------------------
E.      IMPORTANT: Contractor |X| is not, |_| is required to sign this document
                   and return ___ copies to the issuing office.
--------------------------------------------------------------------------------
14. DESCRIPTION OF AMENDMENT/MODIFICATION (Organized by UCF section headings, including solicitation/contract subject matter where feasible.)

Incremental funding is increased by $930,800.00 as reflected in the revised Article B-12, Contract Funding, Table B-12. The funds are estimated to be adequate through December 10, 1997, per contractor memorandum of October 10, 1997.

Replacement page 13 is attached and should be appropriately inserted in copies of the contract.




--------------------------------------------------------------------------------
15A. NAME AND TITLE OF SIGNER (Type or print)

--------------------------------------------------------------------------------
15B. CONTRACTOR/OFFEROR                                      15C. DATE SIGNED

        ---------------------------------------
        (Signature of person authorized to sign)
--------------------------------------------------------------------------------
16A. NAME AND TITLE OF CONTRACTING OFFICER (Type or print)

        Michael S. McCarty
        Contracting Officer
--------------------------------------------------------------------------------
16B. UNITED STATES OF AMERICA                                16C. DATE SIGNED

        BY     /S/MICHAEL S. MCCARTY                             10-10-97
             ------------------------
        (Signature of Contracting Officer)
--------------------------------------------------------------------------------
NSN 7540-01-152-8070                  30-105            STANDARD FORM 30 (REV.
PREVIOUS EDITION UNUSABLE                               10-83)
                                                        Prescribed by GSA
                               CONTRACTOR'S COPY        FAR (48 CFR) 53.243

AMENDMENT OF SOLICITATION/MODIFICATION OF CONTRACT

1.  CONTRACT ID CODE     NAS10-98001

    PAGE OF PAGES
     1       1
--------------------------------------------------------------------------------
2.  AMENDMENT/MODIFICATION NO.
             3
--------------------------------------------------------------------------------
3.  EFFECTIVE DATE
    See Block 16C
--------------------------------------------------------------------------------
4.  REQUISITION/PURCHASE REQ. NO.
    MR 971003 S-3
--------------------------------------------------------------------------------
5.  PROJECT NO. (If applicable)
--------------------------------------------------------------------------------
6.  ISSUED BY                                         CODE    OP-OSO
           John F. Kennedy Space Center, NASA
           Procurement Office
           Kennedy Space Center, FL 32899
--------------------------------------------------------------------------------
7.  ADMINISTERED BY (If other than Item 5)            CODE    OP-OSO
           John F. Kennedy Space Center, NASA
           Procurement Office
           Kennedy Space Center, FL 32899
--------------------------------------------------------------------------------
8.  NAME AND ADDRESS OF CONTRACTOR (No., street, county, State, and Zip Code)

    Subcontractor:                        Prime Contractor:

    Dynacs Engineering Company, Inc.      U. S. Small Business Administration
    28870 US Hwy 19 N. Suite 405          1320 South Dixie Hwy
    Clearwater, FL 34621                  Coral Gables, FL 33146

    Subcontract Number: 0455-97-706158

    CODE                                                FACILITY CODE
--------------------------------------------------------------------------------
|X| 9A.    AMENDMENT OF SOLICITATION NO.
--------------------------------------------------------------------------------
    9B.    DATED (SEE ITEM 11)
--------------------------------------------------------------------------------
 X  10A. MODIFICATION OF CONTRACT/ORDER NO.
           NAS10-98001
--------------------------------------------------------------------------------
    10B. DATED (SEE ITEM 13)
          9/22/97
--------------------------------------------------------------------------------
            11. THIS ITEM ONLY APPLIES TO AMENDMENTS OF SOLICITATIONS
--------------------------------------------------------------------------------
|_| The above numbered solicitation is amended as set forth in item 14. The hour and date specified for receipt of Offers |_| is extended. |_| Is not extended.

Offers must acknowledge receipt of this amendment prior to the hour and date specified in the solicitation or as amended, by one of the following methods:

(a) By completing Items 8 and 15, and returning __ copies of the amendment; (b) By acknowledging receipt of this amendment on each copy of the offer submitted; or (C) By separate letter or telegram which includes a reference to the solicitation and amendment numbers. FAILURE OF YOUR ACKNOWLEDGEMENT TO BE RECEIVED AT THE PLACE DESIGNATED FOR THE RECEIPT OF OFFERS PRIOR TO THE HOUR AND DATE SPECIFIED MAY RESULT IN REJECTION OF YOUR OFFER. If by virtue of this amendment you desire to change an offer already submitted, such change may be made by telegram or letter, provided each telegram or letter makes reference to the solicitation and this amendment, and is received prior to the opening hour and date specified.
--------------------------------------------------------------------------------
12.     ACCOUNTING AND APPROPRIATION DATA (If required)

        CW-1/2590C/400000/34/98/PF      Increase $1,153,947.00
--------------------------------------------------------------------------------
13.     THIS ITEM APPLIES ONLY TO MODIFICATIONS OF CONTRACTS/ORDERS,
        IT MODIFIES THE CONTRACT/ORDER NO. AS DESCRIBED IN ITEM 14.
--------------------------------------------------------------------------------
|X|     A. THIS CHANGE ORDER IS ISSUED PURSUANT TO: (Specify authority)
           THE CHANGES SET FORTH IN ITEM 14 ARE MADE IN THE CONTRACT ORDER NO. IN ITEM 10A.
--------------------------------------------------------------------------------
 X      B. THE ABOVE NUMBERED CONTRACT/ORDER IS MODIFIED TO REFLECT THE
           ADMINISTRATIVE CHANGES (such as changes in paying office, appropriation date, etc.) SET FORTH IN ITEM 14, PURSUANT TO THE AUTHORITY OF FAR 43.103(b).
--------------------------------------------------------------------------------
        C. THIS SUPPLEMENTAL AGREEMENT IS ENTERED INTO PURSUANT TO AUTHORITY OF:
--------------------------------------------------------------------------------
        D. OTHER (Specify type of modification and authority)
--------------------------------------------------------------------------------
E.      IMPORTANT: Contractor |X| is not, |_| is required to sign this document
                   and return ___ copies to the issuing office.
--------------------------------------------------------------------------------
14. DESCRIPTION OF AMENDMENT/MODIFICATION (Organized by UCF section headings, including solicitation/contract subject matter where feasible.)

Incremental funding is increased by $1,153,947.00 as reflected in the revised Article B-12, Contract Funding, Table B-12. The funds are estimated to be adequate through January 3, 1998, per contractor memorandum of October 30, 1997.

Replacement page 13 is attached and should be appropriately inserted in copies of the contract.

--------------------------------------------------------------------------------
15A. NAME AND TITLE OF SIGNER (Type or print)

--------------------------------------------------------------------------------
15B. CONTRACTOR/OFFEROR                                      15C. DATE SIGNED

        ---------------------------------------
        (Signature of person authorized to sign)
--------------------------------------------------------------------------------
16A. NAME AND TITLE OF CONTRACTING OFFICER (Type or print)

        Bob R. Pirkle
        Contracting Officer
--------------------------------------------------------------------------------
16B. UNITED STATES OF AMERICA                                16C. DATE SIGNED

        BY     /S/BOB R. PIRKLE                                10-29-97
             ------------------------
        (Signature of Contracting Officer)
--------------------------------------------------------------------------------
NSN 7540-01-152-8070                  30-105            STANDARD FORM 30 (REV.
PREVIOUS EDITION UNUSABLE                               10-83)
                                                        Prescribed by GSA
                               CONTRACTOR'S COPY        FAR (48 CFR) 53.243

AMENDMENT OF SOLICITATION/MODIFICATION OF CONTRACT

1.  CONTRACT ID CODE     NAS10-98001

    PAGE OF PAGES
     1       1
--------------------------------------------------------------------------------
2.  AMENDMENT/MODIFICATION NO.
             4
--------------------------------------------------------------------------------
3.  EFFECTIVE DATE
    See Block 16C
--------------------------------------------------------------------------------
4.  REQUISITION/PURCHASE REQ. NO.
    MR 971003 S-4
--------------------------------------------------------------------------------
5.  PROJECT NO. (If applicable)
--------------------------------------------------------------------------------
6.  ISSUED BY                                         CODE    OP-OSO
           John F. Kennedy Space Center, NASA
           Procurement Office
           Kennedy Space Center, FL 32899
--------------------------------------------------------------------------------
7.  ADMINISTERED BY (If other than Item 5)            CODE    OP-OSO
           John F. Kennedy Space Center, NASA
           Procurement Office
           Kennedy Space Center, FL 32899
--------------------------------------------------------------------------------
8.  NAME AND ADDRESS OF CONTRACTOR (No., street, county, State, and Zip Code)

    Subcontractor:                        Prime Contractor:

    Dynacs Engineering Company, Inc.      U. S. Small Business Administration
    28870 US Hwy 19 N. Suite 405          1320 South Dixie Hwy
    Clearwater, FL 34621                  Coral Gables, FL 33146

    Subcontract Number: 0455-97-706158

    CODE                                                FACILITY CODE
--------------------------------------------------------------------------------
|X| 9A.    AMENDMENT OF SOLICITATION NO.
--------------------------------------------------------------------------------
    9B.    DATED (SEE ITEM 11)
--------------------------------------------------------------------------------
 X  10A. MODIFICATION OF CONTRACT/ORDER NO.
           NAS10-98001
--------------------------------------------------------------------------------
    10B. DATED (SEE ITEM 13)
          9/22/97
--------------------------------------------------------------------------------
            11. THIS ITEM ONLY APPLIES TO AMENDMENTS OF SOLICITATIONS
--------------------------------------------------------------------------------
|_| The above numbered solicitation is amended as set forth in item 14. The hour and date specified for receipt of Offers |_| is extended. |_| Is not extended.

Offers must acknowledge receipt of this amendment prior to the hour and date specified in the solicitation or as amended, by one of the following methods:

(a) By completing Items 8 and 15, and returning __ copies of the amendment; (b) By acknowledging receipt of this amendment on each copy of the offer submitted; or (C) By separate letter or telegram which includes a reference to the solicitation and amendment numbers. FAILURE OF YOUR ACKNOWLEDGEMENT TO BE RECEIVED AT THE PLACE DESIGNATED FOR THE RECEIPT OF OFFERS PRIOR TO THE HOUR AND DATE SPECIFIED MAY RESULT IN REJECTION OF YOUR OFFER. If by virtue of this amendment you desire to change an offer already submitted, such change may be made by telegram or letter, provided each telegram or letter makes reference to the solicitation and this amendment, and is received prior to the opening hour and date specified.
--------------------------------------------------------------------------------
12.     ACCOUNTING AND APPROPRIATION DATA (If required)

        CW-1/2590C/400000/34/97/PF      Increase $376,614.00
        CW-1/2590C/400000/34/98/PF      Increase $2,570,121.00
--------------------------------------------------------------------------------
13.     THIS ITEM APPLIES ONLY TO MODIFICATIONS OF CONTRACTS/ORDERS,
        IT MODIFIES THE CONTRACT/ORDER NO. AS DESCRIBED IN ITEM 14.
--------------------------------------------------------------------------------
|X|     A. THIS CHANGE ORDER IS ISSUED PURSUANT TO: (Specify authority)
           THE CHANGES SET FORTH IN ITEM 14 ARE MADE IN THE CONTRACT ORDER NO. IN ITEM 10A.
--------------------------------------------------------------------------------
 X      B. THE ABOVE NUMBERED CONTRACT/ORDER IS MODIFIED TO REFLECT THE
           ADMINISTRATIVE CHANGES (such as changes in paying office, appropriation date, etc.) SET FORTH IN ITEM 14, PURSUANT TO THE AUTHORITY OF FAR 43.103(b).
--------------------------------------------------------------------------------
        C. THIS SUPPLEMENTAL AGREEMENT IS ENTERED INTO PURSUANT TO AUTHORITY OF:
--------------------------------------------------------------------------------
        D. OTHER (Specify type of modification and authority)
--------------------------------------------------------------------------------
E.      IMPORTANT: Contractor |X| is not, |_| is required to sign this document
                   and return ___ copies to the issuing office.
--------------------------------------------------------------------------------
14. DESCRIPTION OF AMENDMENT/MODIFICATION (Organized by UCF section headings, including solicitation/contract subject matter where feasible.)

Incremental funding is increased by $2,946,735.00 as reflected in the revised Article B-12, Contract Funding, Table B-12. The funds are estimated to be adequate through March 2, 1998, per contractor memorandum of November 21, 1997.

Replacement page 13 is attached and should be appropriately inserted in copies of the contract.

--------------------------------------------------------------------------------
15A. NAME AND TITLE OF SIGNER (Type or print)

--------------------------------------------------------------------------------
15B. CONTRACTOR/OFFEROR                                      15C. DATE SIGNED

        ---------------------------------------
        (Signature of person authorized to sign)
--------------------------------------------------------------------------------
16A. NAME AND TITLE OF CONTRACTING OFFICER (Type or print)

        Michael S. McCarty
        Contracting Officer
--------------------------------------------------------------------------------
16B. UNITED STATES OF AMERICA                                16C. DATE SIGNED

        BY     /S/MICHAEL S. MCCARTY                              11-21-97
             ------------------------
        (Signature of Contracting Officer)
--------------------------------------------------------------------------------
NSN 7540-01-152-8070                  30-105            STANDARD FORM 30 (REV.
PREVIOUS EDITION UNUSABLE                               10-83)
                                                        Prescribed by GSA
                               CONTRACTOR'S COPY        FAR (48 CFR) 53.243

AMENDMENT OF SOLICITATION/MODIFICATION OF CONTRACT

1.  CONTRACT ID CODE     NAS10-98001

    PAGE OF PAGES
     1       1
--------------------------------------------------------------------------------
2.  AMENDMENT/MODIFICATION NO.
             5
--------------------------------------------------------------------------------
3.  EFFECTIVE DATE
    See Block 16C
--------------------------------------------------------------------------------
4.  REQUISITION/PURCHASE REQ. NO.
    MR 971003 S-5
--------------------------------------------------------------------------------
5.  PROJECT NO. (If applicable)
--------------------------------------------------------------------------------
6.  ISSUED BY                                         CODE    OP-OSO
           John F. Kennedy Space Center, NASA
           Procurement Office
           Kennedy Space Center, FL 32899
--------------------------------------------------------------------------------
7.  ADMINISTERED BY (If other than Item 5)            CODE    OP-OSO
           John F. Kennedy Space Center, NASA
           Procurement Office
           Kennedy Space Center, FL 32899
--------------------------------------------------------------------------------
8.  NAME AND ADDRESS OF CONTRACTOR (No., street, county, State, and Zip Code)

    Subcontractor:                        Prime Contractor:

    Dynacs Engineering Company, Inc.      U. S. Small Business Administration
    28870 US Hwy 19 N. Suite 405          1320 South Dixie Hwy
    Clearwater, FL 34621                  Coral Gables, FL 33146

    Subcontract Number: 0455-97-706158

    CODE                                                FACILITY CODE
--------------------------------------------------------------------------------
|X| 9A.    AMENDMENT OF SOLICITATION NO.
--------------------------------------------------------------------------------
    9B.    DATED (SEE ITEM 11)
--------------------------------------------------------------------------------
 X  10A. MODIFICATION OF CONTRACT/ORDER NO.
           NAS10-98001
--------------------------------------------------------------------------------
    10B. DATED (SEE ITEM 13)
          9/22/97
--------------------------------------------------------------------------------
            11. THIS ITEM ONLY APPLIES TO AMENDMENTS OF SOLICITATIONS
--------------------------------------------------------------------------------
|_| The above numbered solicitation is amended as set forth in item 14. The hour and date specified for receipt of Offers |_| is extended. |_| Is not extended.

Offers must acknowledge receipt of this amendment prior to the hour and date specified in the solicitation or as amended, by one of the following methods:

(a) By completing Items 8 and 15, and returning __ copies of the amendment; (b) By acknowledging receipt of this amendment on each copy of the offer submitted; or (C) By separate letter or telegram which includes a reference to the solicitation and amendment numbers. FAILURE OF YOUR ACKNOWLEDGEMENT TO BE RECEIVED AT THE PLACE DESIGNATED FOR THE RECEIPT OF OFFERS PRIOR TO THE HOUR AND DATE SPECIFIED MAY RESULT IN REJECTION OF YOUR OFFER. If by virtue of this amendment you desire to change an offer already submitted, such change may be made by telegram or letter, provided each telegram or letter makes reference to the solicitation and this amendment, and is received prior to the opening hour and date specified.
--------------------------------------------------------------------------------
12.     ACCOUNTING AND APPROPRIATION DATA (If required)

        CW-1/2590C/400000/34/98/PF      Increase $5,642,210
--------------------------------------------------------------------------------
13.     THIS ITEM APPLIES ONLY TO MODIFICATIONS OF CONTRACTS/ORDERS,
        IT MODIFIES THE CONTRACT/ORDER NO. AS DESCRIBED IN ITEM 14.
--------------------------------------------------------------------------------
|X|     A. THIS CHANGE ORDER IS ISSUED PURSUANT TO: (Specify authority)
           THE CHANGES SET FORTH IN ITEM 14 ARE MADE IN THE CONTRACT ORDER NO. IN ITEM 10A.
--------------------------------------------------------------------------------
 X      B. THE ABOVE NUMBERED CONTRACT/ORDER IS MODIFIED TO REFLECT THE
           ADMINISTRATIVE CHANGES (such as changes in paying office, appropriation date, etc.) SET FORTH IN ITEM 14, PURSUANT TO THE AUTHORITY OF FAR 43.103(b).
--------------------------------------------------------------------------------
        C. THIS SUPPLEMENTAL AGREEMENT IS ENTERED INTO PURSUANT TO AUTHORITY OF:
--------------------------------------------------------------------------------
        D. OTHER (Specify type of modification and authority)
--------------------------------------------------------------------------------
E.      IMPORTANT: Contractor |X| is not, |_| is required to sign this document
                   and return ___ copies to the issuing office.
--------------------------------------------------------------------------------
14. DESCRIPTION OF AMENDMENT/MODIFICATION (Organized by UCF section headings, including solicitation/contract subject matter where feasible.)

Incremental funding is revised by $7,347,118 to $12,989,328 an increase of $5,642,210 as reflected in the revised Article B-12, Contract Funding, Table B-12. The funds are estimated to be adequate through July 04, 1998, per contractor memorandum of January 15, 1998.

Replacement page 13 is attached and should be appropriately inserted in copies of the contract.

--------------------------------------------------------------------------------
15A. NAME AND TITLE OF SIGNER (Type or print)

--------------------------------------------------------------------------------
15B. CONTRACTOR/OFFEROR                                      15C. DATE SIGNED

        ---------------------------------------
        (Signature of person authorized to sign)
--------------------------------------------------------------------------------
16A. NAME AND TITLE OF CONTRACTING OFFICER (Type or print)

        Sharon L. White
        Contracting Officer
--------------------------------------------------------------------------------
16B. UNITED STATES OF AMERICA                                16C. DATE SIGNED

        BY     /S/SHARON L. WHITE                                1/22/98
             ------------------------
        (Signature of Contracting Officer)
--------------------------------------------------------------------------------
NSN 7540-01-152-8070                  30-105            STANDARD FORM 30 (REV.
PREVIOUS EDITION UNUSABLE                               10-83)
                                                        Prescribed by GSA
                               CONTRACTOR'S COPY        FAR (48 CFR) 53.243

AMENDMENT OF SOLICITATION/MODIFICATION OF CONTRACT

1.  CONTRACT ID CODE     NAS10-98001

    PAGE OF PAGES
     1       1
--------------------------------------------------------------------------------
2.  AMENDMENT/MODIFICATION NO.
             6
--------------------------------------------------------------------------------
3.  EFFECTIVE DATE
    See Block 16C
--------------------------------------------------------------------------------
4.  REQUISITION/PURCHASE REQ. NO.
    MR 971003 S-6
--------------------------------------------------------------------------------
5.  PROJECT NO. (If applicable)
--------------------------------------------------------------------------------
6.  ISSUED BY                                         CODE    OP-OSO
           John F. Kennedy Space Center, NASA
           Procurement Office
           Kennedy Space Center, FL 32899
--------------------------------------------------------------------------------
7.  ADMINISTERED BY (If other than Item 5)            CODE    OP-OSO
           John F. Kennedy Space Center, NASA
           Procurement Office
           Kennedy Space Center, FL 32899
--------------------------------------------------------------------------------
8.  NAME AND ADDRESS OF CONTRACTOR (No., street, county, State, and Zip Code)

    Subcontractor:                        Prime Contractor:

    Dynacs Engineering Company, Inc.      U. S. Small Business Administration
    28870 US Hwy 19 N. Suite 405          1320 South Dixie Hwy
    Clearwater, FL 34621                  Coral Gables, FL 33146

    Subcontract Number: 0455-97-706158

    CODE                                                FACILITY CODE
--------------------------------------------------------------------------------
|X| 9A.    AMENDMENT OF SOLICITATION NO.
--------------------------------------------------------------------------------
    9B.    DATED (SEE ITEM 11)
--------------------------------------------------------------------------------
 X  10A. MODIFICATION OF CONTRACT/ORDER NO.
           NAS10-98001
--------------------------------------------------------------------------------
    10B. DATED (SEE ITEM 13)
          9/22/97
--------------------------------------------------------------------------------
            11. THIS ITEM ONLY APPLIES TO AMENDMENTS OF SOLICITATIONS
--------------------------------------------------------------------------------
|_| The above numbered solicitation is amended as set forth in item 14. The hour and date specified for receipt of Offers |_| is extended. |_| Is not extended.

Offers must acknowledge receipt of this amendment prior to the hour and date specified in the solicitation or as amended, by one of the following methods:

(a) By completing Items 8 and 15, and returning __ copies of the amendment; (b) By acknowledging receipt of this amendment on each copy of the offer submitted; or (C) By separate letter or telegram which includes a reference to the solicitation and amendment numbers. FAILURE OF YOUR ACKNOWLEDGEMENT TO BE RECEIVED AT THE PLACE DESIGNATED FOR THE RECEIPT OF OFFERS PRIOR TO THE HOUR AND DATE SPECIFIED MAY RESULT IN REJECTION OF YOUR OFFER. If by virtue of this amendment you desire to change an offer already submitted, such change may be made by telegram or letter, provided each telegram or letter makes reference to the solicitation and this amendment, and is received prior to the opening hour and date specified.
--------------------------------------------------------------------------------
12.     ACCOUNTING AND APPROPRIATION DATA (If required)

        CW-1/2590C/400000/34/98/PF      Increase $5,571,875
--------------------------------------------------------------------------------
13.     THIS ITEM APPLIES ONLY TO MODIFICATIONS OF CONTRACTS/ORDERS,
        IT MODIFIES THE CONTRACT/ORDER NO. AS DESCRIBED IN ITEM 14.
--------------------------------------------------------------------------------
|X|     A. THIS CHANGE ORDER IS ISSUED PURSUANT TO: (Specify authority)
           THE CHANGES SET FORTH IN ITEM 14 ARE MADE IN THE CONTRACT ORDER NO. IN ITEM 10A.
--------------------------------------------------------------------------------
 X      B. THE ABOVE NUMBERED CONTRACT/ORDER IS MODIFIED TO REFLECT THE
           ADMINISTRATIVE CHANGES (such as changes in paying office, appropriation date, etc.) SET FORTH IN ITEM 14, PURSUANT TO THE AUTHORITY OF FAR 43.103(b).
--------------------------------------------------------------------------------
        C. THIS SUPPLEMENTAL AGREEMENT IS ENTERED INTO PURSUANT TO AUTHORITY OF:
--------------------------------------------------------------------------------
        D. OTHER (Specify type of modification and authority)
        Contact Article B-5
--------------------------------------------------------------------------------
E.      IMPORTANT: Contractor |X| is not, |_| is required to sign this document
                   and return 4 copies to the issuing office.
--------------------------------------------------------------------------------
14. DESCRIPTION OF AMENDMENT/MODIFICATION (Organized by UCF section headings, including solicitation/contract subject matter where feasible.)

Incremental funding is revised by $12,989,328 to $18,561,203 an increase of $5,571,875 as reflected in the revised Article B-12, Contract Funding, Table B-12. The funds are estimated to be adequate through September 24, 1998 per contractor memorandum of April 27, 1998.

Replacement page 13 is attached and should be appropriately inserted in copies of the contract.

--------------------------------------------------------------------------------
15A. NAME AND TITLE OF SIGNER (Type or print)

--------------------------------------------------------------------------------
15B. CONTRACTOR/OFFEROR                                      15C. DATE SIGNED

        ---------------------------------------
        (Signature of person authorized to sign)
--------------------------------------------------------------------------------
16A. NAME AND TITLE OF CONTRACTING OFFICER (Type or print)

        Sharon L. White
        Contracting Officer
--------------------------------------------------------------------------------
16B. UNITED STATES OF AMERICA                                16C. DATE SIGNED

        BY     /S/SHARON L. WHITE                                4/28/98
             ------------------------
        (Signature of Contracting Officer)
--------------------------------------------------------------------------------
NSN 7540-01-152-8070                  30-105            STANDARD FORM 30 (Rev.
PREVIOUS EDITION UNUSABLE                               10-83)
                                                        Prescribed by GSA
                               CONTRACTOR'S COPY        FAR (48 CFR) 53.243

AMENDMENT OF SOLICITATION/MODIFICATION OF CONTRACT

1.  CONTRACT ID CODE     NAS10-98001

    PAGE OF PAGES
     1       1
--------------------------------------------------------------------------------
2.  AMENDMENT/MODIFICATION NO.
             7
--------------------------------------------------------------------------------
3.  EFFECTIVE DATE
    See Block 16C
--------------------------------------------------------------------------------
4.  REQUISITION/PURCHASE REQ. NO.
    MR 971003 S-7
--------------------------------------------------------------------------------
5.  PROJECT NO. (If applicable)
--------------------------------------------------------------------------------
6.  ISSUED BY                                         CODE    OP-OSO RP
           John F. Kennedy Space Center, NASA
           Procurement Office
           Kennedy Space Center, FL 32899
--------------------------------------------------------------------------------
7.  ADMINISTERED BY (If other than Item 5)            CODE    OP-OSO
           John F. Kennedy Space Center, NASA
           Procurement Office
           Kennedy Space Center, FL 32899
--------------------------------------------------------------------------------
8.  NAME AND ADDRESS OF CONTRACTOR (No., street, county, State, and Zip Code)

    Subcontractor:                        Prime Contractor:

    Dynacs Engineering Company, Inc.      U. S. Small Business Administration
    28870 US Hwy 19 N. Suite 405          1320 South Dixie Hwy
    Clearwater, FL 34621                  Coral Gables, FL 33146

    Subcontract Number: 0455-97-706158

    CODE                                                FACILITY CODE
--------------------------------------------------------------------------------
|X| 9A.    AMENDMENT OF SOLICITATION NO.
--------------------------------------------------------------------------------
    9B.    DATED (SEE ITEM 11)
--------------------------------------------------------------------------------
 X  10A. MODIFICATION OF CONTRACT/ORDER NO.
           NAS10-98001
--------------------------------------------------------------------------------
    10B. DATED (SEE ITEM 13)
          9/22/97
--------------------------------------------------------------------------------
            11. THIS ITEM ONLY APPLIES TO AMENDMENTS OF SOLICITATIONS
--------------------------------------------------------------------------------
|_| The above numbered solicitation is amended as set forth in item 14. The hour and date specified for receipt of Offers |_| is extended. |_| Is not extended.

Offers must acknowledge receipt of this amendment prior to the hour and date specified in the solicitation or as amended, by one of the following methods:

(a) By completing Items 8 and 15, and returning __ copies of the amendment; (b) By acknowledging receipt of this amendment on each copy of the offer submitted; or (C) By separate letter or telegram which includes a reference to the solicitation and amendment numbers. FAILURE OF YOUR ACKNOWLEDGEMENT TO BE RECEIVED AT THE PLACE DESIGNATED FOR THE RECEIPT OF OFFERS PRIOR TO THE HOUR AND DATE SPECIFIED MAY RESULT IN REJECTION OF YOUR OFFER. If by virtue of this amendment you desire to change an offer already submitted, such change may be made by telegram or letter, provided each telegram or letter makes reference to the solicitation and this amendment, and is received prior to the opening hour and date specified.
--------------------------------------------------------------------------------
12.     ACCOUNTING AND APPROPRIATION DATA (If required)

        CW-1/2590C/400000/34/98/PF      Increase $5,571,875
--------------------------------------------------------------------------------
13.     THIS ITEM APPLIES ONLY TO MODIFICATIONS OF CONTRACTS/ORDERS,
        IT MODIFIES THE CONTRACT/ORDER NO. AS DESCRIBED IN ITEM 14.
--------------------------------------------------------------------------------
|X|     A. THIS CHANGE ORDER IS ISSUED PURSUANT TO: (Specify authority)
           THE CHANGES SET FORTH IN ITEM 14 ARE MADE IN THE CONTRACT ORDER NO. IN ITEM 10A.
--------------------------------------------------------------------------------
        B. THE ABOVE NUMBERED CONTRACT/ORDER IS MODIFIED TO REFLECT THE ADMINISTRATIVE CHANGES (such as changes in paying office, appropriation date, etc.) SET FORTH IN ITEM 14, PURSUANT TO THE AUTHORITY OF FAR 43.103(b).
--------------------------------------------------------------------------------
        C. THIS SUPPLEMENTAL AGREEMENT IS ENTERED INTO PURSUANT TO AUTHORITY OF:
--------------------------------------------------------------------------------
 X      D. OTHER (Specify type of modification and authority)
--------------------------------------------------------------------------------
E.      IMPORTANT: Contractor |_| is not, |X| is required to sign this document
                   and return ___ copies to the issuing office.
--------------------------------------------------------------------------------
14. DESCRIPTION OF AMENDMENT/MODIFICATION (Organized by UCF section headings, including solicitation/contract subject matter where feasible.)

The purpose of this modifIcation Is to give notice that the parties hereby agree to convert this contract to a performance based cost-plus-award-fee Incentive fee contract (completion form task order contract) for the option periods, commencing with Option 1 on October 1 1998. The Level-of-Effort components of the contract schedule will be changed to accommodate this change In contract type. The award fee evaluatIon plan will also be modIfied to reflect the incentive fee arrangement, and put provisions in the plan which will Include the assessment of contractor perforrnmnce against performance based contract metrtcs in the performance evaluation process.


--------------------------------------------------------------------------------
15A. NAME AND TITLE OF SIGNER (Type or print)

     See Tripartite Signature Page (next page)
--------------------------------------------------------------------------------
15B. CONTRACTOR/OFFEROR                                      15C. DATE SIGNED

        ---------------------------------------
        (Signature of person authorized to sign)
--------------------------------------------------------------------------------
16A. NAME AND TITLE OF CONTRACTING OFFICER (Type or print)

     See Tripartite Signature Page (next page)
--------------------------------------------------------------------------------
16B. UNITED STATES OF AMERICA                                16C. DATE SIGNED

        ---------------------------------------
        (Signature of Contracting Officer)
--------------------------------------------------------------------------------
NSN 7540-01-152-8070                  30-105            STANDARD FORM 30 (REV.
PREVIOUS EDITION UNUSABLE                               10-83)
                                                        Prescribed by GSA
                               CONTRACTOR'S COPY        FAR (48 CFR) 53.243

NAS10-98001(EDC)          Tripartite Signature Page                    Section A

Contract: NAS10-98001                                                   Mod.No.7
Subcontract: 0455-97-706158                                          Page 2 of 2

SUBCONTRACTOR:
--------------

Dynac Engineering Company, Inc.
22870 US Hwy 19, North, Suite 405
Clearwater, FL 34621

BY: /S/RAMEN P. SINGH    DATE:6/22/98

NAME AND TITLE:     Ramen P. Singh
                 ------------------------
                    President
                 ------------------------

PRIME CONTRACTOR:
-----------------
U. S. Small Business Administration
1320 South Dixie Hwy
Coral Gables, FL 33146


BY: __________________________     DATE:____________________

NAME AND TITLE:__________________________

               __________________________



PROCURING AND ADMINISTRATIVE OFFICE:
------------------------------------
John F. Kennedy Space Center, NASA
Procurement Office
Kennedy Space Center, FL 32899


BY: __________________________     DATE:____________________

NAME AND TITLE:__________________________

               __________________________

AMENDMENT OF SOLICITATION/MODIFICATION OF CONTRACT

1.  CONTRACT ID CODE

    PAGE OF PAGES
     1       2
--------------------------------------------------------------------------------
2.  AMENDMENT/MODIFICATION NO.
             8
--------------------------------------------------------------------------------
3.  EFFECTIVE DATE
    See Block 16C
--------------------------------------------------------------------------------
4.  REQUISITION/PURCHASE REQ. NO.
    MR 971003 S-7
--------------------------------------------------------------------------------
5.  PROJECT NO. (If applicable)
--------------------------------------------------------------------------------
6.  ISSUED BY                                         CODE    OP-OSO
           John F. Kennedy Space Center, NASA
           Procurement Office
           Kennedy Space Center, FL 32899
--------------------------------------------------------------------------------
7.  ADMINISTERED BY (If other than Item 6)            CODE    OP-OSO
           John F. Kennedy Space Center, NASA
           Procurement Office
           Kennedy Space Center, FL 32899
--------------------------------------------------------------------------------
8.  NAME AND ADDRESS OF CONTRACTOR (No., street, county, State, and Zip Code)

    Subcontractor:                        Prime Contractor:

    Dynacs Engineering Company, Inc.      U. S. Small Business Administration
    28870 US Hwy 19 North Suite 405       1320 South Dixie Hwy
    Clearwater, FL 34621                  Coral Gables, FL 33146

    Subcontract Number: 0455-97-708158

    CODE                                                FACILITY CODE
--------------------------------------------------------------------------------
|X| 9A.    AMENDMENT OF SOLICITATION NO.
--------------------------------------------------------------------------------
    9B.    DATED (SEE ITEM 11)
--------------------------------------------------------------------------------
 X  10A. MODIFICATION OF CONTRACT/ORDER NO.
           NAS10-98001
--------------------------------------------------------------------------------
    10B. DATED (SEE ITEM 13)
          9/22/97
--------------------------------------------------------------------------------
            11. THIS ITEM ONLY APPLIES TO AMENDMENTS OF SOLICITATIONS
--------------------------------------------------------------------------------
|_| The above numbered solicitation is amended as set forth in item 14. The hour and date specified for receipt of Offers |_| is extended |_| is not extended.

Offers must acknowledge receipt of this amendment prior to the hour and date specified in the solicitation or as amended, by one of the following methods:

(a) By completing Items 8 and 15, and returning __ copies of the amendment; (b) By acknowledging receipt of this amendment on each copy of the offer submitted; or (c) By separate letter or telegram which includes a reference to the solicitation and amendment numbers. FAILURE OF YOUR ACKNOWLEDGEMENT TO BE RECEIVED AT THE PLACE DESIGNATED FOR THE RECEIPT OF OFFERS PRIOR TO THE HOUR AND DATE SPECIFIED MAY RESULT IN REJECTION OF YOUR OFFER. If by virtue of this amendment you desire to change an offer already submitted, such change may be made by telegram or letter, provided each telegram or letter makes reference to the solicitation and this amendment, and is received prior to the opening hour and date specified.
--------------------------------------------------------------------------------
12.     ACCOUNTING AND APPROPRIATION DATA (If required)

        CW-1/2590C/400000/34/98/PF      Increase $2,823,558.00
        CW-1/2590C/400000/34/97/PF      Increase $  125,799.00
                                           Total $2,949,352.00
--------------------------------------------------------------------------------
13.     THIS ITEM APPLIES ONLY TO MODIFICATIONS OF CONTRACTS/ORDERS,
        IT MODIFIES THE CONTRACT/ORDER NO. AS DESCRIBED IN ITEM 14.
--------------------------------------------------------------------------------
|X|     A. THIS CHANGE ORDER IS ISSUED PURSUANT TO: (Specify authority)
           THE CHANGES SET FORTH IN ITEM 14 ARE MADE IN THE CONTRACT ORDER NO. IN ITEM 10A.
--------------------------------------------------------------------------------
 X      B. THE ABOVE NUMBERED CONTRACT/ORDER IS MODIFIED TO REFLECT THE
           ADMINISTRATIVE CHANGES (such as changes in paying office, appropriation date, etc.) SET FORTH IN ITEM 14, PURSUANT TO THE AUTHORITY OF FAR 43.103(b).
--------------------------------------------------------------------------------
        C. THIS SUPPLEMENTAL AGREEMENT IS ENTERED INTO PURSUANT TO AUTHORITY OF:
--------------------------------------------------------------------------------
        D. OTHER (Specify type of modification and authority)
--------------------------------------------------------------------------------
E.      IMPORTANT: Contractor |X| is not, |_| is required to sign this document
                   and return ___ copies to the issuing office.
--------------------------------------------------------------------------------
14. DESCRIPTION OF AMENDMENT/MODIFICATION (Organized by UCF section headings, including solicitation/contract subject matter where feasible.)

Incremental funding is increased by $2,949,352.00 as reflected in the revised Article B-12, Contract Funding, Table B-12. The funds are estimated to be adequate through September 30, 1998, per contractor memorandum of June 24,1998.

As a result of the above change, delete page 13 of the contract, and substitute the enclosed page 13 in lieu thereof.

--------------------------------------------------------------------------------
15A. NAME AND TITLE OF SIGNER (Type or print)

--------------------------------------------------------------------------------
15B. CONTRACTOR/OFFEROR                                      15C. DATE SIGNED

        ---------------------------------------
        (Signature of person authorized to sign)
--------------------------------------------------------------------------------
16A. NAME AND TITLE OF CONTRACTING OFFICER (Type or print)

     Rene E. Paquette
     Contracting Officer

--------------------------------------------------------------------------------
16B. UNITED STATES OF AMERICA                                16C. DATE SIGNED

        /S/RENE E. PAQUETTE                                      6/25/98
        (Signature of Contracting Officer)
--------------------------------------------------------------------------------
NSN 7540-01-152-8070                  30-105            STANDARD FORM 30 (REV.
PREVIOUS EDITION UNUSABLE                               10-83)
                                                        Prescribed by GSA
                               CONTRACTOR'S COPY        FAR (48 CFR) 53.243
                              DUPLICATE ORIGINAL

ARTICLE B-11 COVERAGE OF PRE-EXISTING MEDICAL CONDITIONS

Health insurance provided to incumbent employees hired under this contract within 30 days of commencing contract performance will include coverage of pre-existing medical conditions currently covered under the insurance provided by the incumbent contractor.

ARTICLE B-12 NFS 1852.232-81 CONTRACT FUNDING (JUN 1990) For purposes of payment of cost, exclusive of fee, pursuant to the Limitation of Funds clause, the total amount allotted by the Government is defined in Table B-12.

Table B-12

      Basic   $16,070,575   $   500,000   $   480,769   $   980,769   $    19,231   $ 1,000,000    October 22, 1997
          1                 $   250,000   $ 1,024,650   $ 1,274,650   $    40,986   $ 1,315,636   November 17, 1997
          2                 $   250,000   $   654,615   $   904,615   $    26,185   $   930,800   December 10, 1997
          3                 $    12,452   $ 1,105,371   $ 1,117,823   $    36,124   $ 1,153,947     January 3, 1998
          4                 $   726,823   $ 2,133,009   $ 2,859,832   $    86,903   $ 2,946,735       March 5, 1998
          5                 $ 1,610,156   $ 3,872,422   $ 5,482,578   $   159,632   $ 5,642,210        July 4, 1998
          6                 $ 1,671,191   $ 3,847,546   $ 5,518,737   $    53,137   $ 5,571,875     August 18, 1998
          7
          8                 $2,660,340    $   289,012   $ 2,949,352   $         0   $ 2,949,352  September 30, 1998

      Total   $16,070,575   $7,680,962    $13,407,394   $21,088,356   $   422,198   $21,510,555  September 30, 1998

AMENDMENT OF SOLICITATION/MODIFICATION OF CONTRACT

1.  CONTRACT ID CODE

    PAGE OF PAGES
     1       2
--------------------------------------------------------------------------------
2.  AMENDMENT/MODIFICATION NO.
             9
--------------------------------------------------------------------------------
3.  EFFECTIVE DATE
    See Block 16C
--------------------------------------------------------------------------------
4.  REQUISITION/PURCHASE REQ. NO.
    MR 971003 S-7
--------------------------------------------------------------------------------
5.  PROJECT NO. (If applicable)
--------------------------------------------------------------------------------
6.  ISSUED BY                                         CODE    OP-OSO
           John F. Kennedy Space Center, NASA
           Procurement Office
           Kennedy Space Center, FL 32899
--------------------------------------------------------------------------------
7.  ADMINISTERED BY (If other than Item)            CODE    OP-OSO
           John F. Kennedy Space Center, NASA
           Procurement Office
           Kennedy Space Center, FL 32899
--------------------------------------------------------------------------------
8.  NAME AND ADDRESS OF CONTRACTOR (No., street, county, State, and Zip Code)

    Subcontractor:                        Prime Contractor:

    Dynacs Engineering Company, Inc.      U. S. Small Business Administration
    28870 US Hwy 19 North Suite 405       1320 South Dixie Hwy
    Clearwater, FL 34621                  Coral Gables, FL 33146

    Subcontract Number: 0455-97-706158

    CODE                                                FACILITY CODE
--------------------------------------------------------------------------------
|X| 9A.    AMENDMENT OF SOLICITATION NO.
--------------------------------------------------------------------------------
    9B.    DATED (SEE ITEM 11)
--------------------------------------------------------------------------------
 X  10A. MODIFICATION OF CONTRACT/ORDER NO.
           NAS10-98001
--------------------------------------------------------------------------------
    10B. DATED (SEE ITEM 13)
          9/22/97
--------------------------------------------------------------------------------
            11. THIS ITEM ONLY APPLIES TO AMENDMENTS OF SOLICITATIONS
--------------------------------------------------------------------------------
|_| The above numbered solicitation is amended as set forth in item 14. The hour and date specified for receipt of Offers |_| is extended |_| Is not extended.

Offers must acknowledge receipt of this amendment prior to the hour and date specified in the solicitation or as amended, by one of the following methods:

(a) By completing Items 8 and 15, and returning __ copies of the amendment; (b) By acknowledging receipt of this amendment on each copy of the offer submitted; or (C) By separate letter or telegram which includes a reference to the solicitation and amendment numbers. FAILURE OF YOUR ACKNOWLEDGEMENT TO BE RECEIVED AT THE PLACE DESIGNATED FOR THE RECEIPT OF OFFERS PRIOR TO THE HOUR AND DATE SPECIFIED MAY RESULT IN REJECTION OF YOUR OFFER. If by virtue of this amendment you desire to change an offer already submitted, such change may be made by telegram or letter, provided each telegram or letter makes reference to the solicitation and this amendment, and is received prior to the opening hour and date specified.
--------------------------------------------------------------------------------
12.     ACCOUNTING AND APPROPRIATION DATA (If required)
                               N/A
--------------------------------------------------------------------------------
13.     THIS ITEM APPLIES ONLY TO MODIFICATIONS OF CONTRACTS/ORDERS,
        IT MODIFIES THE CONTRACT/ORDER NO. AS DESCRIBED IN ITEM 14.
--------------------------------------------------------------------------------
|X|     A. THIS CHANGE ORDER IS ISSUED PURSUANT TO: (Specify authority)
           THE CHANGES SET FORTH IN ITEM 14 ARE MADE IN THE CONTRACT ORDER NO. IN ITEM 10A.
--------------------------------------------------------------------------------
 X      B. THE ABOVE NUMBERED CONTRACT/ORDER IS MODIFIED TO REFLECT THE
           ADMINISTRATIVE CHANGES (such as changes in paying office, appropriation date, etc.) SET FORTH IN ITEM 14, PURSUANT TO THE AUTHORITY OF FAR 43.103(b).
--------------------------------------------------------------------------------
        C. THIS SUPPLEMENTAL AGREEMENT IS ENTERED INTO PURSUANT TO AUTHORITY OF:
--------------------------------------------------------------------------------
        D. OTHER (Specify type of modification and authority)
--------------------------------------------------------------------------------
E.      IMPORTANT: Contractor |X| is not, |_| is required to sign this document
                   and return ___ copies to the issuing office.
--------------------------------------------------------------------------------
14. DESCRIPTION OF AMENDMENT/MODIFICATION (Organized by UCF section headings, including solicitation/contract subject matter where feasible.)

THE PURPOSE OF THIS MODIFICATION IS TO CORRECT MODIFICATION #8, BLOCK 12 OF SF 30 and ARTICLE B-12, PAGE 13, LINE ITEM #8 to read a total of $2,949,357 in lieu of $2,949,352. ARTICLE B-12, PAGE 13, Total Obligation to date should read $21,510,560 In lieu of $21,510,555.

As a result of the above change, delete page 13 of the contract, and substitute the enclosed page 13 in lieu thereof.

--------------------------------------------------------------------------------
15A. NAME AND TITLE OF SIGNER (Type or print)

--------------------------------------------------------------------------------
15B. CONTRACTOR/OFFEROR                                      15C. DATE SIGNED

        ---------------------------------------
        (Signature of person authorized to sign)
--------------------------------------------------------------------------------
16A. NAME AND TITLE OF CONTRACTING OFFICER (Type or print)

     Rene E. Paquette
     Contracting Officer

--------------------------------------------------------------------------------
16B. UNITED STATES OF AMERICA                                16C. DATE SIGNED

        /S/RENE E. PAQUETTE                                      6/29/98
        (Signature of Contracting Officer)
--------------------------------------------------------------------------------
NSN 7540-01-152-8070                  30-105            STANDARD FORM 30 (Rev.
PREVIOUS EDITION UNUSABLE                               10-83)
                                                        Prescribed by GSA
                                                        FAR (48 CFR) 53.243
                               CONTRACTORS COPY
                              DUPLICATE ORIGINAL

ARTICLE B-11 COVERAGE OF PRE-EXISTING MEDICAL CONDITIONS

Health insurance provided to incumbent employees hired under this contract within 30 days of commencing contract performance will include coverage of pre-existing medical conditions currently covered under the insurance provided by the incumbent contractor.

ARTICLE B-12 NFS 1852.232-81 CONTRACT FUNDING (JUN 1990)

For purposes of payment of cost, exclusive of fee, pursuant to the Limitation of Funds clause, the total amount allotted by the Government is defined in Table B-12.

                                   Table B-12

      Basic   $16,070,575   $   500,000   $   480,769   $   980,769   $    19,231   $ 1,000,000    October 22, 1997
          1                 $   250,000   $ 1,024,650   $ 1,274,650   $    40,986   $ 1,315,636   November 17, 1997
          2                 $   250,000   $   654,615   $   904,615   $    26,185   $   930,800   December 10, 1997
          3                 $    12,452   $ 1,105,371   $ 1,117,823   $    36,124   $ 1,153,947     January 3, 1998
          4                 $   726,823   $ 2,133,009   $ 2,859,832   $    86,903   $ 2,946,735       March 5, 1998
          5                 $ 1,610,156   $ 3,872,422   $ 5,482,578   $   159,632   $ 5,642,210        July 4, 1998
          6                 $ 1,671,191   $ 3,847,546   $ 5,518,737   $    53,137   $ 5,571,875     August 18, 1998
          7
          8                 $ 2,660,340   $   289,012   $ 2,949,352   $         0   $ 2,949,352   September 30,1998
          9                 $         0   $         0   $         5   $         0   $         5   September 30,1998

      Total   $16,070,575   $ 7,680,962   $13,407,394   $21,088,361   $   422,198   $21,510,560   September 30,1998


                                                                  Modification 9
                                                                  June 29, 1998

AMENDMENT OF SOLICITATION/MODIFICATION OF CONTRACT

1.  CONTRACT ID CODE

    PAGE OF PAGES
     1       6
--------------------------------------------------------------------------------
2.  AMENDMENT/MODIFICATION NO.
             10
--------------------------------------------------------------------------------
3.  EFFECTIVE DATE
    See Block 16C
--------------------------------------------------------------------------------
4.  REQUISITION/PURCHASE REQ. NO.

--------------------------------------------------------------------------------
5.  PROJECT NO. (If applicable)
--------------------------------------------------------------------------------
6.  ISSUED BY                                         CODE    OP-OSO RP
           John F. Kennedy Space Center, NASA
           Procurement Office
           Kennedy Space Center, FL 32899
--------------------------------------------------------------------------------
7.  ADMINISTERED BY (If other than Item 6)            CODE    OP-OSO
           John F. Kennedy Space Center, NASA
           Procurement Office
           Kennedy Space Center, FL 32899
--------------------------------------------------------------------------------
8.  NAME AND ADDRESS OF CONTRACTOR (No., street, county, State, and Zip Code)

    Subcontractor:                        Prime Contractor:

    Dynacs Engineering Company, Inc.      U. S. Small Business Administration
    35111 US Hwy 19 North, Suite 300      100 S. Biscayne Blvd. 7th floor.
    Palm Harbor, FL 34684                 Miami, FL 33131

    Subcontract Number: 0455-97-706158

    CODE                                                FACILITY CODE
--------------------------------------------------------------------------------
|X| 9A.    AMENDMENT OF SOLICITATION NO.
--------------------------------------------------------------------------------
    9B.    DATED (SEE ITEM 11)
--------------------------------------------------------------------------------
 X  10A. MODIFICATION OF CONTRACT/ORDER NO.
           NAS10-98001
--------------------------------------------------------------------------------
    10B. DATED (SEE ITEM 13)
          9/22/97
--------------------------------------------------------------------------------
            11. THIS ITEM ONLY APPLIES TO AMENDMENTS OF SOLICITATIONS
--------------------------------------------------------------------------------
|_| The above numbered solicitation is amended as set forth in item 14. The hour and date specified for receipt of Offers |_| is extended |_| is not extended.

Offers must acknowledge receipt of this amendment prior to the hour and date specified in the solicitation or as amended, by one of the following methods:

(a) By completing Items 8 and 15, and returning __ copies of the amendment; (b) By acknowledging receipt of this amendment on each copy of the offer submitted; or (C) By separate letter or telegram which includes a reference to the solicitation and amendment numbers. FAILURE OF YOUR ACKNOWLEDGEMENT TO BE RECEIVED AT THE PLACE DESIGNATED FOR THE RECEIPT OF OFFERS PRIOR TO THE HOUR AND DATE SPECIFIED MAY RESULT IN REJECTION OF YOUR OFFER. If by virtue of this amendment you desire to change an offer already submitted, such change may be made by telegram or letter, provided each telegram or letter makes reference to the solicitation and this amendment, and is received prior to the opening hour and date specified.
--------------------------------------------------------------------------------
12.     ACCOUNTING AND APPROPRIATION DATA (If required)

--------------------------------------------------------------------------------
13.     THIS ITEM APPLIES ONLY TO MODIFICATIONS OF CONTRACTS/ORDERS,
        IT MODIFIES THE CONTRACT/ORDER NO. AS DESCRIBED IN ITEM 14.
--------------------------------------------------------------------------------
|X|     A. THIS CHANGE ORDER IS ISSUED PURSUANT TO: (Specify authority)
           THE CHANGES SET FORTH IN ITEM 14 ARE MADE IN THE CONTRACT ORDER NO. IN ITEM 10A. CONTRACTOR'S COPY
--------------------------------------------------------------------------------
        B. THE ABOVE NUMBERED CONTRACT/ORDER IS MODIFIED TO REFLECT THE ADMINISTRATIVE CHANGES (such as changes in paying office, appropriation date, etc.) SET FORTH IN ITEM 14, PURSUANT TO THE AUTHORITY OF FAR 43.103(b).
--------------------------------------------------------------------------------
        C. THIS SUPPLEMENTAL AGREEMENT IS ENTERED INTO PURSUANT TO AUTHORITY OF:
--------------------------------------------------------------------------------
 X      D. OTHER (Specify type of modification and authority)
           Contract Article B-5
--------------------------------------------------------------------------------
E.      IMPORTANT: Contractor |_| is not, |X| is required to sign this document
                   and return 4 copies to the issuing office.
--------------------------------------------------------------------------------
14. DESCRIPTION OF AMENDMENT/MODIFICATION (Organized by UCF section headings, including solicitation/contract subject matter where feasible.)

        The purpose of this modification is to:

        1.     Exercise an option for 134,000 level-of-effort hours.
        2.     Change the address of the Prime Contractor and Subcontractor
        3.     Correct Table B-12.
        4.     Add Table to track option hours exercised.

                                  (See Page 2)
--------------------------------------------------------------------------------
15A. NAME AND TITLE OF SIGNER (Type or print)

--------------------------------------------------------------------------------
15B. CONTRACTOR/OFFEROR                                      15C. DATE SIGNED

        ---------------------------------------
        (Signature of person authorized to sign)
--------------------------------------------------------------------------------
16A. NAME AND TITLE OF CONTRACTING OFFICER (Type or print)

     Rene E. Paquette
     Contracting Officer

--------------------------------------------------------------------------------
16B. UNITED STATES OF AMERICA                                16C. DATE SIGNED

        /s/Rene E. Paquette                                      7/10/98
        (Signature of Contracting Officer)
--------------------------------------------------------------------------------
NSN 7540-01-152-8070                  30-105            STANDARD FORM 30 (RevEV.
PREVIOUS EDITION UNUSABLE                               10-83)
                                                        Prescribed by GSA
                                                        FAR (48 CFR) 53.243

                                                                     Page 2 of 6
                                                                      Mod. No.10

1. Pursuant to Contract Article B-5 OPTIONS TO EXTEND THE PERIOD OF CONTRACT AND OPTIONS FOR INCREMENTAL INCREASE OF EFFORT, The Government unilaterally increases the number of man-hours required by 134,000 for the period October 1, 1997 through September 30, 1998. A table for tracking exercised option hours has been incorporated in this article.

2. Contract Article B-3, CONTRACT VALUE, For the period 10/1997 through 9/30/98 is increased by $3,615,320 (134,000 option man-hours @ the contract option hours labor rate of $26.98 - no fee).

3. Contract Article B-12, NFS 1852.232-8 1 CONTRACT FUNDING (JUN 1990). The columns for Cost Other and Total Cost & Fee are corrected to reflect error in addition on a previous modification.

4.  Address changes on both the prime and subcontractor are made on the SF30.

    As a result of the above changes, pages 7, 8,9 and 13 of said contract, as modified, are deleted and replacement pages 7, 8,9 and 13 are substituted in lieu thereof.

NASIO-98001 (EDC)                                                 Section B

                              PART I - THE SCHEDULE

                                    Section B

                      Supplies or Services and Prices/Cost
                      ------------------------------------

ARTICLE B-1 TYPE OF CONTRACT

This is a cost-plus-award-fee, term form of contract with a level of effort basis. The Contractor is obligated to provide Engineering, Engineering Support, and Facilities and Laboratory Support. Specific requirements will be levied on the Contractor by Work Orders in accordance with the Statement of Work (SOW), Attachment J-1.

ARTICLE B-2 EFFORT REOUIRED DURING CONTRACT PERFORMANCE

A. The Contractor shall provide non-personal services for NASA as described in Article C-1 "Scope of Work" and Attachment J-l, "Statement of Work" on a level of effort (LOE) basis. In performance of the described work during the contract period set forth below, the Contractor shall not exceed the total labor hours on the contract, including subcontractor and overtime hours.

Table B-2


---------------------------------------------------------------
                                    Labor Hours
Contract Period             Minimum          Target     Maximum
---------------------------------------------------------------
10/1/97 - 9/30/98           375,502         387,115     398.728
Mod. No 10                                              134,000
Total                                                   532,728

Option Periods
10/1/98 - 9/30/99           375,502         387.115     398,728
10/1/99 - 9/30/00           375,502         387,115     398,725
10/1/00 - 9/30/01           375,502         387,115     398,728
10/1/01 - 9/30/02           375,502         387,115     398,728

B. If the Contractor has not provided the specified minimum quantity of total contract labor hours set forth in the above paragraph A, an equitable downward adjustment will be made in estimated cost and available award fee. The downward adjustment will be based on the difference between the minimum labor hours specified under this Article and the number of labor hours provided by the Contractor. This provision does not affect the Government's right to reduce the quantity of labor hours during the term of this contract pursuant to the Termination Clause (FAR 52.249-6).

C. When the total labor hours expended reach 95% of the maximum labor hours specified above, the Contractor shall notify the Contracting Officer as to whether or not the Contractor believes that amount will be sufficient for the balance of the period of performance, or if additional labor hours will be required. In the latter case, the notification shall include the estimated "adequate through" date for the unexpended balance and an estimate of the additional hours required for the balance of the period of performance. If during the term of the contract, an increase in the specified maximum number of labor hours becomes necessary, the Government may elect to increase the

D. As used herein, the term "labor hours" shall include the productive and non-productive time of the employees assigned to this contract (including subcontracted and overtime labor hours.)

NAS10-98001 (EDC)                                                      Section B
--------------------------------------------------------------------------------

ARTICLE B-3 CONTRACT VALUE
            --------------

A. The contract value is comprised of estimated cost and award fee as shown in Table B-3. The Contractor may earn award fee at the end of the twelve month basic period of performance and any twelve month option period, if exercised.

Table B-3

--------------------------------------------------------------------------------------------------
                     Estimated     Available      Earned Award             Adjective   Contract
Contract Period        Cost        Award Fee          Fee        Score       Rating      Value
--------------------------------------------------------------------------------------------------
10/1/97 - 9/30/98   $15,648,377    $   422,198       $ TBD        TBD         TBD      $16,070,575
Mod No 10           $ 3,615,320    $         0                                         $ 3,615,320
                    -----------    -----------                                         -----------
                    $19,263,697    $   422,198       $ TBD        TBD         TBD      $19,685,895
                    ===========    ===========                                         ===========
Option Periods
10/1/98 - 9/30/99   $15,928,312    $   433,396       $ TBD        TBD         TBD      $16,361,708
                    -----------    -----------                                         -----------
10/1/99 - 9/30/00   $16,221,875    $   445,138       $ TBD        TBD         TBD      $16,667,013
                    -----------    -----------                                         -----------
10/1/00 - 9/30101   $16,546,972    $   458,142       $ TBD        TBD         TBD      $17,005,114
                    -----------    -----------                                         -----------
10/1/01 - 9/30/02   $16,881,876    $   471,538       $ TBD        TBD         TBD      $17,353,414
                    -----------    -----------                                         -----------

The fee allocation rate for optional labor hours exercised pursuant to Article B-5 shall be the rate applicable to the current contract period as specified therein.

ARTICLE B-4 OTHER DIRECT COSTS
            ------------------
Notwithstanding the provisions of Article G-7 entitled "Base Support", the Contractor may be required to provide Work Order related items identified in, or required by, Work Orders issued in accordance with Attachment J-1, Appendix 3 "Work Order Procedure." These items, classified as Other Direct Costs, include, but are not limited to, materials, supplies, equipment, maintenance services, travel, and training. This action is authorized only if such items/services are not available pursuant to Article G-7 entitled "Base Support." The estimated cost of this contract includes the amount of $5,000,000 in the basic contract period and $5,000,000 in each of the four option periods for the acquisition of such items or services. The costs covered by this article shall be separately accumulated and reported in accordance with DRD-003. Such costs are considered non-fee-bearing.

ARTICLE B-5 OPTIONS TO EXTEND THE PERIOD OF CONTRACT AND
            --------------------------------------------
            OPTIONS FOR INCREMENTAL INCREASE OF EFFORT
            --------------------------------------------

A.      Options to Extend the Period of Contract

        1. This contract is renewable for the periods identified as options in Table B-3 at the option of the Government.

        2. The Government may extend the term of the contract for the quantities of supplies or services and period specified in the Schedule by written modification of this contract before the current contract performance period expires, provided that the Government will give the Contractor a preliminary written notice of intent to extend at least 60 days prior to expiration of any current period of performance. The preliminary notice does not commit the Government to exercise the option.

        3. If the Government exercises any Option, the extended contract shall be considered to include this option provision.


                                                             Modification No. 10

NAS10-98001 (EDC)                                                      Section B
--------------------------------------------------------------------------------

        4. The total duration of this contract, including the exercise of any option(s) under this clause, shall not exceed five (5) years. 5. It is understood and agreed that any continued performance of services from period to period shall be at the sole determination of the Government and will be contingent upon prior satisfactory performance. Failure to renew the contract for any subsequent period of performance shall not be considered as a termination for the convenience of the Government.

B.      Options for Incremental Increase of Effort

        The Government may unilaterally increase the number of labor hours required to be furnished pursuant to Article B-2, during any one year period of performance, by an amount ranging from 1 to 1,935,575 labor hours; provided that the cumulative total of option hours exercised does not exceed I 93 5,575 labor hours for the five year contract period. If the Government elects to exercise its option to increase the number of labor hours, the Contractor will be notified by a contract modification executed by the Contracting Officer. If any option is exercised, the number of minimum, target, and maximum labor hours set forth in Table B-2 will be increased by the number of hours exercised. The estimated cost and available award fee in Article B-3 will be increased as follows for each additional labor hour exercised:

        If Exercised During the Period    Option Labor Rate     Option Fee Rate
        ------------------------------    -----------------     ---------------
        10/01/97-09/30/98                        $ 26.98           $  0.00
                                                 -------           -------
        10/01/98-09/30/99                        $ 27.70           $  0.00
                                                 -------           -------
        l0/01/99-09/30/00                        $ 28.45           $  0.00
                                                 -------           -------
        l0/0l/00-09/30/0l                        $ 29.28           $  0.00
                                                 -------           -------
        10/0l/0l-09/30/02                        $ 30.14           $  0.00
                                                 -------           -------

        Failure to exercise any option of the contract shall not be considered as a termination for the convenience of the Government, If the Government exercises one or any of the options under this contract, the contract, as amended, shall include all terms and conditions of the contract as it exists immediately prior to the exercise of the additional option(s).

        For historical tracking purposes, the following table is established to document the amount of man-hours exercised to date and the optional man-hours remaining available:

        Option Hours at Award:      1,193,575
                                     (134,000) (exercised via modification #10)
                                    ---------
        Balance                     1,059,575

ARTICLE B-6 OPTIONS FOR OTHER DIRECT COSTS
            ------------------------------

In addition to the amount for ODC included in Article BA as part of the basic contract, the Government may increase the amount available for payment of Work Order related items identified in, or required by, Work Orders issued in accordance with Attachment J-1, Appendix 3 "Work Order Procedure" by not more than the total shown below. These items, classified as Other Direct Costs, include, but are not limited to materials, supplies, equipment, maintenance services, travel and training. If the Government elects to exercise its option to increase the amount available for ODC, the Contractor will be notified by a unilateral Contract Modification executed by the Contracting Officer. Options increasing the amounts available for ODC may be exercised one or more times, at any time during the performance penod of this contract, provided that the cumulative total estimated cost exercised does not exceed the amount shown below. The estimated cost in Article B-3 will be adjusted to reflect the amount of option exercised.


                                                             Modification No. 10

NAS10-98001 (EDC)                                                      Section B
--------------------------------------------------------------------------------

ARTICLE B-11 COVERAGE OF PRE-EXISTING MEDICAL CONDITIONS
             -------------------------------------------

Health insurance provided to incumbent employees hired under this contract within 30 days of commencing contract performance will include coverage of pre-existing medical conditions currently covered under the insurance provided by the incumbent contractor.

ARTICLE B-12 NFS 1852.232-81 CONTRACT FUNDING (JUN 1990)
             ------------------------------------------

For purposes of payment of cost, exclusive of fee, pursuant to the Limitation of Funds clause, the total amount allotted by the Government is defined in Table B-12.

Table B-12

          Contract                    Cost                            Total Cost       Adequate
Mod        Value         ODC          Other         Total        Fee      & Fee        ThruDate
-----------------------------------------------------------------------------------------------
Basic    16,070,575    500,000        480,769       980,769     19,231   1,000,000     22-Oct-97
  1                    250,000      1,024,650     1,274,650     40,986   1,315,636     17-Nov-97
  2                    250,000        654,615       904,615     26,185     930,800     10-Dec-97
  3                     12,452      1,105,371     1,117,823     36,124   1,153,947      3-Jan-98
  4                    726,823      2,133,009     2,859,832     86,903   2,946,735      5-Mar-98
  5                  1,610,156      3,872,422     5,482,578    159,632   5,642,210      4-Jul-98
  6                  1,671,191      3,847,546     5,518,737     53,137   5,571,874     18-Aug-98
  8                  2,660,340        289,012     2,949,352          0   2,949,352     30-Sep-98
  9                          0              5             5          0           5     30-Sep-98
  10     $3,615,320         $0             $0            $0         $0          $0
------------------------------------------------------------------------------------------------
Total   $19,685,895 $7,680,962    $13,407,399   $21,088,361   $422,198 $21,510,559     30-Sep-98


                                                                 Modification 10

AMENDMENT OF SOLICITATION/MODIFICATION OF CONTRACT

1.  CONTRACT ID CODE

    PAGE OF PAGES
     1       4
--------------------------------------------------------------------------------
2.  AMENDMENT/MODIFICATION NO.
             11
--------------------------------------------------------------------------------
3.  EFFECTIVE DATE
    See Block 16C
--------------------------------------------------------------------------------
4.  REQUISITION/PURCHASE REQ. NO.

--------------------------------------------------------------------------------
5.  PROJECT NO. (If applicable)
--------------------------------------------------------------------------------
6.  ISSUED BY                                         CODE    OP-OSO RP
           John F. Kennedy Space Center, NASA
           Procurement Office
           Kennedy Space Center, FL 32899
--------------------------------------------------------------------------------
7.  ADMINISTERED BY (If other than Item 6)            CODE   OP-OSO RP
           John F. Kennedy Space Center, NASA
           Procurement Office
           Kennedy Space Center, FL 32899
--------------------------------------------------------------------------------
8.  NAME AND ADDRESS OF CONTRACTOR (No., street, county, State, and Zip Code)

    Subcontractor:                        Prime Contractor:

    Dynacs Engineering Co., Inc.          U. S. Small Business Admin.
    3511 US Highway 19 N., Suite 300      100 S. Biscayne Blvd., 7th Floor
    Palm Harbour, FL 34684                Miami, FL 33131

    Subcontract Number: 0455-97-706158

    CODE                                                FACILITY CODE
--------------------------------------------------------------------------------
(x) 9A.    AMENDMENT OF SOLICITATION NO.
--------------------------------------------------------------------------------
    9B.    DATED (SEE ITEM 11)
--------------------------------------------------------------------------------
X   10A. MODIFICATION OF CONTRACT/ORDER NO.
           NAS10-98001
--------------------------------------------------------------------------------
    10B. DATED (SEE ITEM 13)
           10/1/97
--------------------------------------------------------------------------------
            11. THIS ITEM ONLY APPLIES TO AMENDMENTS OF SOLICITATIONS
--------------------------------------------------------------------------------
|_| The above numbered solicitation is amended as set forth in item 14. The hour and date specified for receipt of Offers |_| is extended. |_| is not extended. Offers must acknowledge receipt of this amendment prior to the hour and date specified in the solicitation or as amended, by one of the following methods:

(a) By completing Items 8 and 15, and returning __ copies of the amendment; (b) By acknowledging receipt of this amendment on each copy of the offer submitted; or (c) By separate letter or telegram which includes a reference to the solicitation and amendment numbers. FAILURE OF YOUR ACKNOWLEDGEMENT TO BE RECEIVED AT THE PLACE DESIGNATED FOR THE RECEIPT OF OFFERS PRIOR TO THE HOUR AND DATE SPECIFIED MAY RESULT IN REJECTION OF YOUR OFFER. If by virtue of this amendment you desire to change an offer already submitted, such change may be made by telegram or letter, provided each telegram or letter makes reference to the solicitation and this amendment, and is received prior to the opening hour and date specified.
--------------------------------------------------------------------------------
12.     ACCOUNTING AND APPROPRIATION DATA (If required)


--------------------------------------------------------------------------------
13.     THIS ITEM APPLIES ONLY TO MODIFICATIONS OF CONTRACTS/ORDERS,
        IT MODIFIES THE CONTRACT/ORDER NO. AS DESCRIBED IN ITEM 14.
--------------------------------------------------------------------------------
        A. THIS CHANGE ORDER IS ISSUED PURSUANT TO: (Specify authority)
           THE CHANGES SET FORTH IN ITEM 14 ARE MADE IN THE CONTRACT ORDER NO. IN ITEM 10A.
--------------------------------------------------------------------------------
        B. THE ABOVE NUMBERED CONTRACT/ORDER IS MODIFIED TO REFLECT THE ADMINISTRATIVE CHANGES (such as changes in paying office, appropriation date, etc.) SET FORTH IN ITEM 14, PURSUANT TO THE AUTHORITY OF FAR 43.103(b).
--------------------------------------------------------------------------------
 X      C. THIS SUPPLEMENTAL AGREEMENT IS ENTERED INTO PURSUANT TO AUTHORITY OF:
        FAR 52.243-2 CHANGES - COST - REIMBURSEMENT (AUG 1987) ALT II (APR 1984)
--------------------------------------------------------------------------------
        D. OTHER (Specify type of modification and authority)
--------------------------------------------------------------------------------
E.      IMPORTANT: Contractor |_| is not, |X| is required to sign this document
                   and return copies to the issuing office.
--------------------------------------------------------------------------------
14. DESCRIPTION OF AMENDMENT/MODIFICATION (Organized by UCF section headings, including solicitation/contract subject matter where feasible.)

The purpose of this Supplemental Agreement is to incorporate additional "Year 2000 Compliance" requirements in the contract.

As a result of the above change, page 52 of subject contract, as modified is hereby deleted, and the attached replacement page 52 and new page 52.1 are substituted in lieu thereof.

The Contractor agrees that the contract change made herein result in no increases or decreases to the estimated cost and fee of the contract.
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
15B. CONTRACTOR/OFFEROR                                      15C. DATE SIGNED

        ---------------------------------------
        (Signature of person authorized to sign)
--------------------------------------------------------------------------------
16B. UNITED STATES OF AMERICA                                  16C. DATE SIGNED
        BY
             ------------------------
        (Signature of Contracting Officer)
--------------------------------------------------------------------------------
NSN 7540-01-152-8070                  30-105            STANDARD FORM 30 (REV.
PREVIOUS EDITION UNUSABLE                               10-83)
                                                        Prescribed by GSA
                               CONTRACTOR'S COPY        FAR (48 CFR) 53.243

                                                             Notification No. 11
NAS10-98001 (EDC)                                                 Attachment J-1
--------------------------------------------------------------------------------

        Items or services acquired under this contract are required to include accurate processing of the date and date-related data (including but not limited to calculating, comparing, and sequencing) by all hardware and software products delivered under this contract, individually and in combination, upon installation. This also includes the manipulation of data with dates prior to, through, and beyond January 1, 2000, and shall be transparent to the use.

        Hardware and software products provided under this contract shall, individually, and in combination, successfully transition into the Year 2000 with the correct system date, without human intervention, including leap year calculations. Such products shall also provide correct results when moving forward or backward in time across the Year 2000 or subsequent years.

        Year 2000 Compliance
        --------------------

        (a) "Year 2000 compliant," as used herein, means that the information technology (hardware, software and firmware, including embedded systems or any other electro-mechanical or processor-based systems used in accordance with its associated documentation) accurately processes date and date-related data (including, but not limited to, calculating, comparing and sequencing) from, into, and between the twentieth and twenty-first centuries, and the years 1999 and 2000 and leap year calculations, to the extent that other information technology, used in combination with the information technology being acquired, property exchanges date and date-related data with it

        (b) Any information technology provided, operated and/or maintained under this contract must be Year 2000 compliant To ensure this result, the Contractor shall provide documentation describing bow the IT items or services demonstrate Year 2000 compliance, consisting of: a certification document signed by the vendor and/or original equipment manufacturer for commercial items. For IT items or services developed or built, or commercial items integrated into a viable package by the contractor, the contractor shall provide a certification document and integrated test results demonstrating Year 2000 compliance.

        (c) Milestones for Renovation, Validation and Implementation: Any IT determined to be non-Year 2000 compliant shall be replaced, retired, or repaired in accordance with the following schedule:

                1. "Renovation" includes making and documenting software and hardware changes, developing replacement systems, and decommissioning systems to be retired. The Contractor must complete renovation of affected software, hardware and firmware by September 30, 1998.

                2. "Validation" includes unit, integration, system and end-to-end testing for Year 2000 compliance. The Contractor must complete validation and testing of converted or replaced systems by January 31, 1999.

                3. "Implementation" includes acceptance testing and integration of converted and replaced systems into a production environment The Contract must complete implementation by March 31, 1999.

        (d) At a minimum, the Contractor shall provide documentation, including project plans and status reports, which demonstrate that the Contractor is meeting the milestones listed above.

NAS10-98001 (EDC)                                                      Section A
--------------------------------------------------------------------------------
                           Tripartite Signature Page

Contract:     NAS 10-98001
Subcontract:  0455-97-706158
--------------------------------------------------------------------------------
SUBCONTRACTOR:
--------------
Dynacs Engineering Company, Inc.
35111 US Hwy 19, North, Suite 300
Palm Harbor, FL 34684

BY: /S/ RAMEN P. SINGH                     DATE: 7/24/98

NAME AND TITLE: ___________________________
                ___________________________
--------------------------------------------------------------------------------
PRIME CONTRACTOR:
-----------------
U.S. Small Business Administration
100 S. Biscayne Blvd., 7th floor
Miami, FL 33131

BY: /S/ G. REY MORAN                          DATE: 8/3/98

NAME AND TITLE: G. REY MORAN
                U.S. Small Business Administration
                Contracting Officer
--------------------------------------------------------------------------------
PROCURING AND ADMINISTRATIVE OFFICE:
------------------------------------
John F. Kennedy Space Center, NASA
Procurement Office, OP-OSO
Kennedy Space Center, FL 32899

BY: /S/ RENE E. PAQUETTE                                 DATE: 8/10/98

NAME AND TITLE:    RENE E. PAQUETTE
                   CONTRACTING OFFICER

Subcontract:  0455-97-706158
--------------------------------------------------------------------------------
SUBCONTRACTOR:
--------------
Dynacs Engineering Company, Inc.
35111 US Hwy 19, North, Suite 300
Palm Harbor, FL 34684

BY: /S/ RAMEN P. SINGH                     DATE: 7/24/98

NAME AND TITLE:___________________________
               ___________________________

--------------------------------------------------------------------------------
PRIME CONTRACTOR:
-----------------
U.S. Small Business Administration
100 S. Biscayne Blvd., 7th floor
Miami, FL 33131

BY:_____________________________________      DATE:_______________________
NAME AND TITLE:_________________________
               _________________________
--------------------------------------------------------------------------------
PROCURING AND ADMINISTRATIVE OFFICE:
------------------------------------
John F. Kennedy Space Center, NASA
Procurement Office, OP-OSO
Kennedy Space Center, FL 32899

BY:____________________________________       DATE:________________________
NAME AND TITLE:________________________
               ________________________

AMENDMENT OF SOLICITATION/MODIFICATION OF CONTRACT

1.  CONTRACT ID CODE

    PAGE OF PAGES
     1       7
--------------------------------------------------------------------------------
2.  AMENDMENT/MODIFICATION NO.
             12
--------------------------------------------------------------------------------
3.  EFFECTIVE DATE
    See Block 16C
--------------------------------------------------------------------------------
4.  REQUISITION/PURCHASE REQ. NO.

--------------------------------------------------------------------------------
5.  PROJECT NO. (If applicable)
--------------------------------------------------------------------------------
6.  ISSUED BY                                         CODE    OP-OSO RP
           John F. Kennedy Space Center, NASA
           Procurement Office
           Kennedy Space Center, FL 32899
--------------------------------------------------------------------------------
7.  ADMINISTERED BY (If other than Item 5)            CODE   OP-OSO RP
           John F. Kennedy Space Center, NASA
           Procurement Office
           Kennedy Space Center, FL 32899
--------------------------------------------------------------------------------
8.  NAME AND ADDRESS OF CONTRACTOR (No., street, county, State, and Zip Code)

    Subcontractor:                        Prime Contractor:

    Dynacs Engineering Co., Inc.          U. S. Small Business Admin.
    3511 US Highway 19 N., Suite 300      100 S. Biscayne Blvd., 7th Floor
    Palm Harbor, FL 34684                 Miami, FL 33131

    Subcontract Number: 0455-97-706158

    CODE                                                FACILITY CODE
--------------------------------------------------------------------------------
(x) 9A.    AMENDMENT OF SOLICITATION NO.
--------------------------------------------------------------------------------
    9B.    DATED (SEE ITEM 11)
--------------------------------------------------------------------------------
X   10A. MODIFICATION OF CONTRACT/ORDER NO.
           NAS10-98001
--------------------------------------------------------------------------------
    10B. DATED (SEE ITEM 13)
           10/1/97
--------------------------------------------------------------------------------
            11. THIS ITEM ONLY APPLIES TO AMENDMENTS OF SOLICITATIONS
--------------------------------------------------------------------------------
|_| The above numbered solicitation is amended as set forth in item 14. The hour and date specified for receipt of Offers |_| is extended. |_| is not extended. Offers must acknowledge receipt of this amendment prior to the hour and date specified in the solicitation or as amended, by one of the following methods:

(a) By completing Items 8 and 15, and returning __ copies of the amendment; (b) By acknowledging receipt of this amendment on each copy of the offer submitted; or (d) By separate letter or telegram which includes a reference to the solicitation and amendment numbers. FAILURE OF YOUR ACKNOWLEDGEMENT TO BE RECEIVED AT THE PLACE DESIGNATED FOR THE RECEIPT OF OFFERS PRIOR TO THE HOUR AND DATE SPECIFIED MAY RESULT IN REJECTION OF YOUR OFFER. If by virtue of this amendment you desire to change an offer already submitted, such change may be made by telegram or letter, provided each telegram or letter makes reference to the solicitation and this amendment, and is received prior to the opening hour and date specified.
--------------------------------------------------------------------------------
12.     ACCOUNTING AND APPROPRIATION DATA (If required)

--------------------------------------------------------------------------------
13.     THIS ITEM APPLIES ONLY TO MODIFICATIONS OF CONTRACTS/ORDERS,
        IT MODIFIES THE CONTRACT/ORDER NO. AS DESCRIBED IN ITEM 14.
--------------------------------------------------------------------------------
        A. THIS CHANGE ORDER IS ISSUED PURSUANT TO: (Specify authority)
           THE CHANGES SET FORTH IN ITEM 14 ARE MADE IN THE CONTRACT ORDER NO. IN ITEM 10A.
--------------------------------------------------------------------------------
 X      B. THE ABOVE NUMBERED CONTRACT/ORDER IS MODIFIED TO REFLECT THE
           ADMINISTRATIVE CHANGES (such as changes in paying office, appropriation date, etc.) SET FORTH IN ITEM 14, PURSUANT TO THE AUTHORITY OF FAR 43.103(b).
--------------------------------------------------------------------------------
        C. THIS SUPPLEMENTAL AGREEMENT IS ENTERED INTO PURSUANT TO AUTHORITY OF:
--------------------------------------------------------------------------------
        D. OTHER (Specify type of modification and authority)
--------------------------------------------------------------------------------
E.      IMPORTANT: Contractor |X| is not, |_| is required to sign this document
                   and return copies to the issuing office.
--------------------------------------------------------------------------------
14. DESCRIPTION OF AMENDMENT/MODIFICATION (Organized by UCF section headings, including solicitation/contract subject matter where feasible.)

A. The purpose of this modification is to reflect a cost variance between the negotiated estimated cost and the estimated cost to complete the work which resulted from the skill mix requirements driven by the Government Task Orders from contract inception to September 30, 1998. This interim adjustment is made to align contract value with cumulative contract costs and funding.

B. As a result of the above changes, pages 7, 8, 9, 13 and 14 of the contract are hereby deleted and new pages 7, 8, 9, 9.1, 13 and 14 are substituted in lieu thereof.
--------------------------------------------------------------------------------
15A. NAME AND TITLE OF SIGNER (Type or print)

--------------------------------------------------------------------------------
15B. CONTRACTOR/OFFEROR                                      15C. DATE SIGNED

        ---------------------------------------
        (Signature of person authorized to sign)
--------------------------------------------------------------------------------
16A. NAME AND TITLE OF CONTRACTING OFFICER (Type or print)
        Rene E. Paquette
        Contracting Officer
--------------------------------------------------------------------------------
16B. UNITED STATES OF AMERICA                                  16C. DATE SIGNED
        BY    /S/ RENE E. PAQUETTE                                  9/28/98
             ------------------------
        (Signature of Contracting Officer)
--------------------------------------------------------------------------------
NSN 7540-01-152-8070                  30-105            STANDARD FORM 30 (REV.
PREVIOUS EDITION UNUSABLE                               10-83)
                                                        Prescribed by GSA
                               CONTRACTOR'S COPY        FAR (48 CFR) 53.243

NAS10-98001 (EDC)                                                      Section B
--------------------------------------------------------------------------------

                              PART I - THE SCHEDULE

                                    Section B

                      Supplies or Services and Prices/Cost

ARTICLE B-1 TYPE OF CONTRACT

This is a cost-plus-award-fee, term form of contract with a level of effort basis. The Contractor is obligated to provide Engineering, Engineering Support, and Facilities and Laboratory Support. Specific requirements will be levied on the Contractor by Work Orders in accordance with the Statement of Work (SOW), Attachment J-1.

ARTICLE B.2 EFFORT REQUIRED DURING CONTRACT PERFORMANCE

A. The Contractor shall provide non-personal services for NASA as described in Article C-1, "Scope of Work" and Attachment J-1, "Statement of Work" on a level of effort (LOE) basis. In performance of the described work during the contract period set forth below, the Contractor shall not exceed the total labor hours on the contract, including subcontractor and overtime hours.

        Table B-2

        -------------------------------------------------------------
                                        Labor Hours
        Contract Period          Minimum          Target     Maximum
        -------------------------------------------------------------
        10/1/97 - 9/30/98         375,502        387,115      398,728
        Mod. No 10                                            134,000
        Total                                                 532,728

        Option Periods
        10/1/98 - 9/30/99         375,502        387,115      398,728
        10/1/99 - 9/30/00         375,502        387,115      398,728
        10/1/00 - 9/30/01         375,502        387,115      398,728
        10/1/01 - 9/30/02         375,502        387,115      398,728

B. If the Contractor has not provided the specified minimum quantity of total contract labor hours set forth in the above paragraph A, an equitable downward adjustment will be made in estimated cost and available award fee. The downward adjustment will be based on the difference between the minimum labor hours specified under this Article and the number of labor hours provided by the Contractor. This provision does not affect the Government's right to reduce the quantity of labor hours during the term of this contract pursuant to the Termination Clause (FAR 52.249-6).

C. When the total labor hours expended reach 95% of the maximum labor hours specified above, the Contractor shall notify the Contracting Officer as to whether or not the Contractor believes that amount will be sufficient for the balance of the period of performance, or if additional labor hours will be required. In the latter case, the notification shall include the estimated "adequate through" date for the unexpended balance and an estimate of the additional hours required for the balance of the period of performance. If, during the term of the contract, an increase in the specified maximum number of labor hours becomes necessary, the Government may elect to increase the maximum labor hours pursuant to Article B-5, "Options to Extend the Period of Contract and Options for Incremental Increase of Effort".


                                                             Modification No. 12

NAS10-98001 (EDC)                                                      Section B
--------------------------------------------------------------------------------

D. As used herein, the term "labor hours" shall include the productive and non-productive time of the employees assigned to this contract (including subcontracted and overtime labor hours).

ARTICLE B-3 CONTRACT VALUE

A. The contract value is comprised of estimated cost and award fee as shown in Table B-3. The Contractor may earn award fee at the end of the twelve month basic period of performance and any twelve month option period, if exercised.

Table B-3

--------------------------------------------------------------------------------------------------
                      Estimated        Available  Earned Award         Adjective         Contract
Contract Period          Cost          Award Fee      Fee        Score   Rating           Value
--------------------------------------------------------------------------------------------------
10/1/97-9/30/98        $15,648,377     $422,198       $ TBD        TBD     TBD         $16,070,575
Mod No 10              $3,615,320            $0                                         $3,615,320
Mod No 12              $2,049,191      ($22,198)      $ TBD        TBD     TBD          $2,026,993
                       ----------      --------                                        -----------
Total                 $21,312,888      $400,000                                        $21,712,888

Option Periods
10/1/98 - 9/30/99     $15,928,312      $433,396       $ TBD         TBD     TBD        $16,361,708
                       ----------      --------                                        -----------
10/1/99 - 9/30/00     $16,221,875      $445,138       $ TBD         TBD     TBD        $16,667,013
                       ----------      --------                                        -----------
10/1/00 - 9/30/01     $16,546,972      $458,142       $ TBD         TBD     TBD        $17,005,114
                       ----------      --------                                        -----------
10/1/01 - 9/30/02     $16,881,876      $471,538       $ TBD         TBD     TBD        $17,353,414
                       ----------      --------                                        -----------

        The fee allocation rate for optional labor hours exercised pursuant to Article B-5 shall be the rate applicable to the current contract period as specified therein.

ARTICLE B-4 OTHER DIRECT COSTS

Notwithstanding the provisions of Article G-7 entitled "Base Support", the Contractor may be required to provide Work Order related items identified in, or required by, Work Orders issued in accordance with Attachment J-1, Appendix 3 "Work Order Procedure." These items, classified as Other Direct Costs, include, but are not limited to, materials, supplies, equipment, maintenance, services, travel, and training. This action is authorized only if such items/services are not available pursuant to Article G-7 entitled "Base Support." The estimated cost of this contract includes the amount of $5,000,000 in the basic contract period and $5,000,000 in each of the four option periods for the acquisition of such items or services. The costs covered by this article shall be separately accumulated and reported in accordance with DRD-003. Such costs are considered non-fee-bearing.


                                                             Modification No. 12
                                                                     Page 3 of 7

NAS10-98001 (EDC)                                                      Section B
--------------------------------------------------------------------------------

ARTICLE B-5 OPTIONS TO EXTEND THE PERIOD OF CONTRACT AND
            OPTIONS FOR INCREMENTAL INCREASE OF EFFORT

A.      Options to Extend the Period of Contract

        1. This contract is renewable for the periods identified as options in Table B-3 at the option of the Government.

        2. The Government may extend the term of the contract for the quantities of supplies or services and period specified in the Schedule by written modification of this contract before the current contract performance period expires, provided that the Government will give the Contractor a preliminary written notice of intent to extend at least 60 days prior to expiration of any current period of performance. The preliminary notice does not commit the Government to exercise the option.

        3. If the Government exercises any option, the extended contract shall be considered to include this option provision.

        4. The total duration of this contract, including the exercise of any option(s) under this clause, shall not exceed five (5) years.

        5. It is understood and agreed that any continued performance of services from period to period shall be at the sole determination of the Government and will be contingent upon prior satisfactory performance. Failure to renew the contract for any subsequent period of performance shall not be considered as a termination for the convenience of the Government.

B.      Options for Incremental Increase of Effort

        The Government may unilaterally increase the number of labor hours required to be furnished pursuant to Article B-2, during any one year period of performance, by an amount ranging from 1 to 1,935,575 labor hours; provided that the cumulative total of option hours exercised does not exceed 1,935,575 labor hours for the five year contact period. If the Government elects to exercise its option to increase the number of labor hours, the Contractor will be notified by a contact modification executed by the Contracting Officer. If any option is exercised, the number of minimum, target, and maximum labor hours set forth in Table B-2 will be increased by the number of hours exercised. The estimated cost and available award fee in Article B-3 will be increased as follows for each additional labor hour exercised:

        If Exercised During the Period   Option Labor Rate     Option Fee Rate
        ------------------------------   -----------------     ---------------
        10/01/97 - 09/30/98
                   Prime Contractor        $29.22 (loaded)          $0.00
                   Subcontractors          $48.84 (loaded)          $0.00
                                           --------------           -----
        10/01/98 - 09/30/99                $27.70                   $0.00
                                           ------                   -----
        10/0l/99 - 09/30/00                $28.45                   $0.00
                                           ------                   -----
        10/01/O0 - 09/30/0l                $29.28                   $0.00
                                           ------                   -----


                                                             Modification No. 12
                                                                     Page 4 of 7

NASIO-98001 (EDC)                                                      Section B
--------------------------------------------------------------------------------

         Failure to exercise any option of the contract shall not be considered as a termination for the convenience of the Government. If the Government exercises one or any of the options under this contract, the contract, as amended, shall include all terms and conditions of the contract as it exists immediately prior to the exercise of the additional option(s).

For historical tracking purposes, the following table is established to document the amount of man-hours exercised to date and the optional man-hours remaining available:

     Option Hours at Award:                 1,935,575
     Exercised via Modification No. 10      (134,000)
                                            --------
     Balance                                1,801,575

ARTICLE B-6 OPTIONS FOR OTHER DIRECT COSTS

In addition to the amount for ODC included in Article B4 as part of the basic contract, the Government may increase the amount available for payment of Work Order related items identified in, or required by, Work Orders issued in accordance with Attachment J-1, Appendix 3 "Work Order Procedure" by not more than the total shown below. These items, classified as Other Direct Costs, include, but are not limited to materials, supplies, equipment, maintenance services, travel and training, If the Government elects to exercise its option to increase the amount available for ODC, the Contractor will be notified by a unilateral Contract Modification executed by the Contracting Officer. Options increasing the amounts available for ODC may be exercised one or more times, at any time during the performance period of this contract, provided that the cumulative total estimated cost exercised does not exceed the amount shown below. The estimated cost in Article B-3 will be adjusted to reflect the amount of option exercised.


                                     -9.1-

                                                             Modification No. 12

NASIO-98001 (EDC)                                                      Section B
--------------------------------------------------------------------------------
ARTICLE B-11 COVERAGE OF PRE-EXISTING MEDICAL CONDITIONS

Health insurance provided to incumbent employees hired under this contract within 30 days of commencing contract performance will include coverage of pre-existing medical conditions currently covered under the insurance provided by the incumbent contractor.

ARTICLE B-12 NFS 1852.232-81 CONTRACT FUNDING (JUN 1990)

For purposes of payment of cost, exclusive of fee, pursuant to the Limitation of Funds clause, the total amount allotted by the Government is defined in Table B-12, Contract Value and Funding.


                                     13                      Modification No. 12

                                       Table B-12 CONTRACT VALUE & FUNDING

                                                                          CONTRACT FUNDING
                            ---------------------------------------------------------------------------------------
CONTRACT  CONTRACT                         ALL OTHER                                      TOTAL COST        ADEQUATE
 MOD       VALUE              ODC           COSTS       TOTAL COSTS            FEE         AND FEE          THRU DATE
Basic  $16,070,575          $500,000       $480,769       $980,769           $19,231     $1,000,000         10/22/97
1                            250,000      1,024,650      1,274,650            40,986      1,315,636         11/17/97
2                            250,000        654,615        904,615            26,185        930,800         12/10/97
3                             12,452      1,105,371      1,117,823            36,124      1,153,947         01/03/98
4                            726,823      2,133,009      2,859,832            86,903      2,946,735         03/05/98
5                          1.610,156      3,872,422      5,482,578           159,632      5,642,210         07/04/98
6                          1,671,191      3,847,546      5,518,737            53,137      5,571,874         08/18/98
8                          2,660,340        289,012      2,949,352                        2,949,352         09/30/98
9                                                 5              5                                5         09/30/98
10       3,615,320
12       2,026,993            22,198                        22,198           -22,198
Totals:$21,712,888        $7,680,962    $13,429,597    $21,110,559          $400,000    $21,510,559         09/30/98


                                                             Modification No. 12
                                                                     Page 7 of 7

AMENDMENT OF SOLICITATION/MODIFICATION OF CONTRACT

1.  CONTRACT ID CODE

    NAS 10-98001

    PAGE OF PAGES
     1       3
--------------------------------------------------------------------------------
2.  AMENDMENT/MODIFICATION NO.
             13
--------------------------------------------------------------------------------
3.  EFFECTIVE DATE
    See Page 3
--------------------------------------------------------------------------------
4.  REQUISITION/PURCHASE REQ. NO.

--------------------------------------------------------------------------------
5.  PROJECT NO. (If applicable)
--------------------------------------------------------------------------------
6.  ISSUED BY                                         CODE    OP-OSO RP
           John F. Kennedy Space Center, NASA
           Procurement Office
           Kennedy Space Center, FL 32899
--------------------------------------------------------------------------------
7.  ADMINISTERED BY (If other than Item 6)            CODE   OP-OSO RP
           John F. Kennedy Space Center, NASA
           Procurement Office
           Kennedy Space Center, FL 32899
--------------------------------------------------------------------------------
8.  NAME AND ADDRESS OF CONTRACTOR (No., street, county, State, and Zip Code)

    Subcontractor:                        Prime Contractor:

    Dynacs Engineering Company, Inc.      U. S. Small Business Administration
    35111 US Highway 19 N., Suite 300     100 S. Biscayne Blvd., 7th Floor
    Palm Harbour, FL 34684                Miami, FL 33131

    Subcontract Number: 0455-97-706158

    CODE                                                FACILITY CODE
--------------------------------------------------------------------------------
(x) 9A.    AMENDMENT OF SOLICITATION NO.
--------------------------------------------------------------------------------
    9B.    DATED (SEE ITEM 11)
--------------------------------------------------------------------------------
X   10A. MODIFICATION OF CONTRACT/ORDER NO.
           NAS10-98001
--------------------------------------------------------------------------------
    10B. DATED (SEE ITEM 13)
           10/1/97
--------------------------------------------------------------------------------
            11. THIS ITEM ONLY APPLIES TO AMENDMENTS OF SOLICITATIONS
--------------------------------------------------------------------------------
|_| The above numbered solicitation is amended as set forth in item 14. The hour and date specified for receipt of Offers |_| is extended. |_| Is not extended.

Offers must acknowledge receipt of this amendment prior to the hour and date specified in the solicitation or as amended, by one of the following methods:

(a) By completing Items 8 and 15, and returning __ copies of the amendment; (b) By acknowledging receipt of this amendment on each copy of the offer submitted; or (C) By separate letter or telegram which includes a reference to the solicitation and amendment numbers. FAILURE OF YOUR ACKNOWLEDGEMENT TO BE RECEIVED AT THE PLACE DESIGNATED FOR THE RECEIPT OF OFFERS PRIOR TO THE HOUR AND DATE SPECIFIED MAY RESULT IN REJECTION OF YOUR OFFER. If by virtue of this amendment you desire to change an offer already submitted, such change may be made by telegram or letter, provided each telegram or letter makes reference to the solicitation and this amendment, and is received prior to the opening hour and date specified.
--------------------------------------------------------------------------------
12.     ACCOUNTING AND APPROPRIATION DATA (If required)

                                      N/A
--------------------------------------------------------------------------------
13.     THIS ITEM APPLIES ONLY TO MODIFICATIONS OF CONTRACTS/ORDERS,
        IT MODIFIES THE CONTRACT/ORDER NO. AS DESCRIBED IN ITEM 14.
--------------------------------------------------------------------------------
        A. THIS CHANGE ORDER IS ISSUED PURSUANT TO: (Specify authority)
           THE CHANGES SET FORTH IN ITEM 14 ARE MADE IN THE CONTRACT ORDER NO. IN ITEM 10A.
--------------------------------------------------------------------------------
        B. THE ABOVE NUMBERED CONTRACT/ORDER IS MODIFIED TO REFLECT THE ADMINISTRATIVE CHANGES (such as changes in paying office, appropriation date, etc.) SET FORTH IN ITEM 14, PURSUANT TO THE AUTHORITY OF FAR 43.103(b).
--------------------------------------------------------------------------------
 X      C. THIS SUPPLEMENTAL AGREEMENT IS ENTERED INTO PURSUANT TO AUTHORITY OF:
           Article H-15, Performance Based Work Orders
--------------------------------------------------------------------------------
        D. OTHER (Specify type of modification and authority)
--------------------------------------------------------------------------------
E.      IMPORTANT: Contractor |_| is not, |X| is required to sign this document
                   and return copies to the issuing office.
--------------------------------------------------------------------------------
14. DESCRIPTION OF AMENDMENT/MODIFICATION (Organized by UCF section headings, including solicitation/contract subject matter where feasible.)

A. The purpose of this modification is to convert the present Level Of Effort contract to a Performance Based Contract (PBC) pursuant to Contract Article H-15 "Performance Based Work Orders" and the terms of contract modification number 7 of this contract.
--------------------------------------------------------------------------------
             See Tripartite Signature Page
--------------------------------------------------------------------------------
15B. CONTRACTOR/OFFEROR                                      15C. DATE SIGNED

        (Signature of person authorized to sign)
--------------------------------------------------------------------------------
16A. NAME AND TITLE OF CONTRACTING OFFICER (Type or print)
        See Tripartite Signature Page
--------------------------------------------------------------------------------
16B. UNITED STATES OF AMERICA                                  16C. DATE SIGNED
        BY
             ------------------------
        (Signature of Contracting Officer)
--------------------------------------------------------------------------------
NSN 7540-01-152-8070                  30-105            STANDARD FORM 30 (REV.
PREVIOUS EDITION UNUSABLE                               10-83)
                                                        Prescribed by GSA
                               CONTRACTOR'S COPY        FAR (48 CFR) 53.243

B. The following page changes are made by this modification to reflect the agreements reached on September 24, 1998 to implement application of the PBC arrangement:

                 Remove Pages                  Replace With/Add Pages
                 ------------                  ----------------------
                       5                                 5
                       7                                 7
                       -                                 7.1
                       8                                 8
                       -                                 8.1
                       -                                 8.2
                       -                                 8.3
                       -                                 8.4
                       -                                 8.5
                       9                                 9
                       -                                 9.1
                      10                                10
                      11                                11
                      13                                13
                      14                                14
                      43                                43

                                                                    NAS 10-98001
                                                                        Mod # 13
                                                                     Page 3 of 3

                           Tripartite Signature Page

--------------------------------------------------------------------------------
SUBCONTRACTOR:
--------------
Dynacs Engineering Company, Inc.
35111 US Hwy 19, North, Suite 300
Palm Harbor, FL 34684

BY: /S/ R. P. SINGH                      DATE: 9/24/98

NAME AND TITLE: R. P. Singh
                President
--------------------------------------------------------------------------------
PRIME CONTRACTOR:
-----------------
U.S. Small Business Administration
100 S. Biscayne Blvd., 7th floor
Miami, FL 33131
BY: /S/ G. Rey Moran                          DATE: 9/28/98

NAME AND TITLE: G. Rey Moran
                Contracting Officer
--------------------------------------------------------------------------------
PROCURING AND ADMINISTRATIVE OFFICE:
------------------------------------
John F. Kennedy Space Center, NASA
Procurement Office, OP-OSO
Kennedy Space Center, FL 32899

BY: /S/ Marlo F. Krisberg                              DATE: 9/29/98
NAME AND TITLE:    Marlo F. Krisberg
                   Contracting Officer

AMENDMENT OF SOLICITATION/MODIFICATION OF CONTRACT

1.  CONTRACT ID CODE

    PAGE OF PAGES
     1       3
--------------------------------------------------------------------------------
2.  AMENDMENT/MODIFICATION NO.
             13
--------------------------------------------------------------------------------
3.  EFFECTIVE DATE
    See Page 3
--------------------------------------------------------------------------------
4.  REQUISITION/PURCHASE REQ. NO.

--------------------------------------------------------------------------------
5.  PROJECT NO. (If applicable)
--------------------------------------------------------------------------------
6.  ISSUED BY                                         CODE    OP-OSO RP
           John F. Kennedy Space Center, NASA
           Procurement Office
           Kennedy Space Center, FL 32899
--------------------------------------------------------------------------------
7.  ADMINISTERED BY (If other than Item 5)            CODE   OP-OSO RP
           John F. Kennedy Space Center, NASA
           Procurement Office
           Kennedy Space Center, FL 32899
--------------------------------------------------------------------------------
8.  NAME AND ADDRESS OF CONTRACTOR (No., street, county, State, and Zip Code)

    Subcontractor                         Prime Contractor:

    Dynacs Engineering Co., Inc.          U. S. Small Business Administration
    3511 US Hwy 19 N., Suite 300          100 S. Biscayne Blvd., 7th Floor
    Palm Harbour, FL 34684                Miami, FL 33146

    Subcontract Number: 0455-97-706158

    CODE                                                FACILITY CODE
--------------------------------------------------------------------------------
(x) 9A.    AMENDMENT OF SOLICITATION NO.
--------------------------------------------------------------------------------
    9B.    DATED (SEE ITEM 11)
--------------------------------------------------------------------------------
X   10A. MODIFICATION OF CONTRACT/ORDER NO.
           NAS10-98001
--------------------------------------------------------------------------------
    10B. DATED (SEE ITEM 13)
           10/1/97
--------------------------------------------------------------------------------
            11. THIS ITEM ONLY APPLIES TO AMENDMENTS OF SOLICITATIONS
--------------------------------------------------------------------------------
|_| The above numbered solicitation is amended as set forth in Item 14. The hour and date specified for receipt of Offers |_| is extended. |_| is not extended. Offers must acknowledge receipt of this amendment prior to the hour and date specified in the solicitation or as amended, by one of the following methods:

(a) By completing Items 8 and 15, and returning __ copies of the amendment; (b) By acknowledging receipt of this amendment on each copy of the offer submitted; or (c) By separate letter or telegram which includes a reference to the solicitation and amendment numbers. FAILURE OF YOUR ACKNOWLEDGEMENT TO BE RECEIVED AT THE PLACE DESIGNATED FOR THE RECEIPT OF OFFERS PRIOR TO THE HOUR AND DATE SPECIFIED MAY RESULT IN REJECTION OF YOUR OFFER. If by virtue of this amendment you desire to change an offer already submitted, such change may be made by telegram or letter, provided each telegram or letter makes reference to the solicitation and this amendment, and is received prior to the opening hour and date specified.
--------------------------------------------------------------------------------
12.     ACCOUNTING AND APPROPRIATION DATA (If required)

                                      N/A
--------------------------------------------------------------------------------
13.     THIS ITEM APPLIES ONLY TO MODIFICATIONS OF CONTRACTS/ORDERS,
        IT MODIFIES THE CONTRACT/ORDER NO. AS DESCRIBED IN ITEM 14.
--------------------------------------------------------------------------------
(x)     A. THIS CHANGE ORDER IS ISSUED PURSUANT TO: (Specify authority)
           THE CHANGES SET FORTH IN ITEM 14 ARE MADE IN THE CONTRACT ORDER NO. IN ITEM 10A.
--------------------------------------------------------------------------------
        B. THE ABOVE NUMBERED CONTRACT/ORDER IS MODIFIED TO REFLECT THE ADMINISTRATIVE CHANGES (such as changes in paying office, appropriation date, etc.) SET FORTH IN ITEM 14, PURSUANT TO THE AUTHORITY OF FAR 43.103(b).
--------------------------------------------------------------------------------
 X      C. THIS SUPPLEMENTAL AGREEMENT IS ENTERED INTO PURSUANT TO AUTHORITY OF:
           Article H-15, Performance Based Work Orders
--------------------------------------------------------------------------------
        D. OTHER (Specify type of modification and authority)
--------------------------------------------------------------------------------
E.      IMPORTANT: Contractor |_| is not, |X| is required to sign this document
                   and return 3 copies to the issuing office.
--------------------------------------------------------------------------------
14. DESCRIPTION OF AMENDMENT/MODIFICATION (Organized by UCF section headings, including solicitation/contract subject matter where feasible.)

A. The purpose of this modification is to convert the present Level Of Effort contract to a Performance Based Contract (PBC) pursuant to Contract Article H-15 "Performance Based Work Orders" and the terms of contract modification number 7 of this contract.
--------------------------------------------------------------------------------

See Tripartite Signature Page           See Tripartite Signature Page

--------------------------------------------------------------------------------
15B. CONTRACTOR/OFFEROR                                      15C. DATE SIGNED

        (Signature of person authorized to sign)
--------------------------------------------------------------------------------
16B. UNITED STATES OF AMERICA                                  16C. DATE SIGNED
        BY
             ------------------------
        (Signature of Contracting Officer)
--------------------------------------------------------------------------------
[ILLEGIBLE]NSN 7540-01-152-8070        30-105            STANDARD FORM 30 (REV.
PREVIOUS EDITION UNUSABLE                               10-83)
                                                        Prescribed by GSA
                                                        FAR (48 CFR) 53.243

                                                                     [ILLEGIBLE]
                                                                         Mod #13
                                                                     Page 2 of 3

B. The following page changes are made by this modification to reflect the agreements reached on September 24, 1998 to implement application of the PBC arrangement

                 Remove Pages                  Replace With/Add Pages
                 ------------                  ----------------------
                       5                                 5
                       7                                 7
                       -                                 7.1
                       8                                 8
                       -                                 8.1
                       -                                 8.2
                       -                                 8.3
                       -                                 8.4
                       -                                 8.5
                       9                                 9
                       -                                 9.1
                      10                                 10
                      11                                 11
                      13                                 13
                      14                                 14
                      43                                 43

                                                                    NAS 10-98001
                                                                         Mod #13
                                                                     Page 3 of 3

                           Tripartite Signature Page

--------------------------------------------------------------------------------
SUBCONTRACTOR:
--------------
Dynacs Engineering Company, Inc.
35111 US Hwy 19, North, Suite 300
Palm Harbor, FL 34684

BY: /S/ R. P. SINGH                      DATE: 9/24/98
    PRESIDENT

NAME AND TITLE: R. P. Singh, President
--------------------------------------------------------------------------------
PRIME CONTRACTOR:
-----------------
U.S. Small Business Administration
100 S. Biscayne Blvd., 7th floor
Miami, FL 33131
BY: /S/ G. Rey Moran                          DATE:__________________

NAME AND TITLE: ____________________________
                ____________________________
--------------------------------------------------------------------------------
PROCURING AND ADMINISTRATIVE OFFICE:
------------------------------------
John F. Kennedy Space Center, NASA
Procurement Office, OP-OSO
Kennedy Space Center, FL 32899

BY: /S/ Marlo F. Krisberg                              DATE: ________________
NAME AND TITLE:_______________________________
               _______________________________

AMENDMENT OF SOLICITATION/MODIFICATION OF CONTRACT

1.  CONTRACT ID CODE    NAS10-98001

    PAGE OF PAGES
     1       2
--------------------------------------------------------------------------------
2.  AMENDMENT/MODIFICATION NO.
             14
--------------------------------------------------------------------------------
3.  EFFECTIVE DATE
    See Block 16C
--------------------------------------------------------------------------------
4.  REQUISITION/PURCHASE REQ. NO.
    MR 971004/S-8
--------------------------------------------------------------------------------
5.  PROJECT NO. (If applicable)
--------------------------------------------------------------------------------
6.  ISSUED BY                                         CODE    OP-OSO RP
           John F. Kennedy Space Center, NASA
           Procurement Office
           Kennedy Space Center, FL 32899
--------------------------------------------------------------------------------
7.  ADMINISTERED BY (If other than Item 6)            CODE   OP-OSO RP
           John F. Kennedy Space Center, NASA
           Procurement Office
           Kennedy Space Center, FL 32899
--------------------------------------------------------------------------------
8.  NAME AND ADDRESS OF CONTRACTOR (No., street, county, State, and Zip Code)

    Subcontractor:                        Prime Contractor:

    Dynacs Engineering Co., Inc.          U. S. Small Business Admin.
    3511 US Hwy 19 N., Suite 300          100 S. Biscayne Blvd., 7th Floor
    Palm Harbour, FL 34684                Miami, FL 33131

    Subcontract Number: 0455-97-706158

    CODE                                                FACILITY CODE
--------------------------------------------------------------------------------
(x) 9A.    AMENDMENT OF SOLICITATION NO.
--------------------------------------------------------------------------------
    9B.    DATED (SEE ITEM 11)
--------------------------------------------------------------------------------
X   10A. MODIFICATION OF CONTRACT/ORDER NO.
           NAS10-98001
--------------------------------------------------------------------------------
    10B. DATED (SEE ITEM 13)
           10/1/97
--------------------------------------------------------------------------------
            11. THIS ITEM ONLY APPLIES TO AMENDMENTS OF SOLICITATIONS
--------------------------------------------------------------------------------
|_| The above numbered solicitation is amended as set forth in Item 14. The hour and date specified for receipt of Offers |_| is extended. |_| is not extended. Offers must acknowledge receipt of this amendment prior to the hour and date specified in the solicitation or as amended, by one of the following methods:

(a) By completing Items 8 and 15, and returning __ copies of the amendment; (b) By acknowledging receipt of this amendment on each copy of the offer submitted; or (c) By separate letter or telegram which includes a reference to the solicitation and amendment numbers. FAILURE OF YOUR ACKNOWLEDGEMENT TO BE RECEIVED AT THE PLACE DESIGNATED FOR THE RECEIPT OF OFFERS PRIOR TO THE HOUR AND DATE SPECIFIED MAY RESULT IN REJECTION OF YOUR OFFER. If by virtue of this amendment you desire to change an offer already submitted, such change may be made by telegram or letter, provided each telegram or letter makes reference to the solicitation and this amendment, and is received prior to the opening hour and date specified.
--------------------------------------------------------------------------------
12.     ACCOUNTING AND APPROPRIATION DATA (If required)

           CW-1/2590/400000/34/98/PF Increase $1,738,706
--------------------------------------------------------------------------------
13.     THIS ITEM APPLIES ONLY TO MODIFICATIONS OF CONTRACTS/ORDERS,
        IT MODIFIES THE CONTRACT/ORDER NO. AS DESCRIBED IN ITEM 14.
--------------------------------------------------------------------------------
        A. THIS CHANGE ORDER IS ISSUED PURSUANT TO: (Specify authority)
           THE CHANGES SET FORTH IN ITEM 14 ARE MADE IN THE CONTRACT ORDER NO. IN ITEM 10A.
--------------------------------------------------------------------------------
X        B. THE ABOVE NUMBERED CONTRACT/ORDER IS MODIFIED TO REFLECT THE
           ADMINISTRATIVE CHANGES (such as changes in paying office, appropriation date, etc.) SET FORTH IN ITEM 14, PURSUANT TO THE AUTHORITY OF FAR 43.103(b).
--------------------------------------------------------------------------------
        C. THIS SUPPLEMENTAL AGREEMENT IS ENTERED INTO PURSUANT TO AUTHORITY OF:
--------------------------------------------------------------------------------
        D. OTHER (Specify type of modification and authority)
--------------------------------------------------------------------------------
E.      IMPORTANT: Contractor |X| is not, |_| is required to sign this document
                   and return 3 copies to the issuing office.
--------------------------------------------------------------------------------
14. DESCRIPTION OF AMENDMENT/MODIFICATION (Organized by UCF section headings, including solicitation/contract subject matter where feasible.)

The purpose of this modification is incrementally fund the contract for an additional $1,738,706 as reflected in Table B-12 for a new total of $25,005,521. Funding is adequate for contract performance through October 31, 1998.

B. As a result of the above change, page 14 of subject contract, as revised, is hereby deleted and the enclosed page 14 is substituted in lieu thereof.
--------------------------------------------------------------------------------
15B. CONTRACTOR/OFFEROR                                      15C. DATE SIGNED

        (Signature of person authorized to sign)
--------------------------------------------------------------------------------
16A. NAME AND TITLE OF CONTRACTING OFFICER (Type or print)
        Rene E. Paquette
        Contracting Officer
--------------------------------------------------------------------------------
16B. UNITED STATES OF AMERICA                                  16C. DATE SIGNED
        BY    /S/ RENE E. PAQUETTE                                  9/30/98
             ------------------------
        (Signature of Contracting Officer)
--------------------------------------------------------------------------------
NSN 7540-01-152-8070                  30-105            STANDARD FORM 30 (REV.
PREVIOUS EDITION UNUSABLE                               10-83)
                                                        Prescribed by GSA
                               CONTRACTOR'S COPY        FAR (48 CFR) 53.243

                                                                     NAS10-98001
                                                                        Mod. #14
                                                                         Page 14

                      Table B-12 CONTRACT VALUE & FUNDING

-------------------------------------------------------------------------------------------------------
                                                         CONTRACT FUNDING
                       --------------------------------------------------------------------------------
CONTRACT    CONTRACT                   ALL OTHER                                TOTAL COST     ADEQUATE
  MOD        VALUE           ODC         COSTS      TOTAL COSTS        FEE       AND FEE      THRU DATE
-------------------------------------------------------------------------------------------------------
Basic     $16,070,575  $   500,000   $   480,769   $   980,769    $   19,231  $  1,000,000     10/22/97
  1                        250,000     1,024,650     1,274,650        40,986     1,315,636     11/17/97
  2                        250,000       654,615       904,615        26,185       930,800     12/10/97
  3                         12,452     1,105,371     1,117,823        36,124     1,153,947     01/03/98
  4                        726,823     2,133,009     2,859,832        86,903     2,946,735     03/05/98
  5                      1,610,156     3,872,422     5,482,578       159,632     5,642,210     07/04/98
  6                      1,671,191     3,847,546     5,518,737        53,137     5,571,874     08/18/98
  8                      2,660,340       289,012     2,949,352                   2,949,352     09/30/98
  9                                            5             5                           5     09/30/98
 10         3,615,320
 12         2,026,993                     22,198        22,198       -22,198
 13
 14                     -2,446,751     4,099,097     1,652,346        86,360     1,738,706     10/31/98

Totals:   $21,712,888  $ 5,234,211  $ 17,528,694  $ 22,762,905  $    486,360  $ 23,249,265     10/31/98

AMENDMENT OF SOLICITATION/MODIFICATION OF CONTRACT

1.  CONTRACT ID CODE

    PAGE OF PAGES
     1       3
--------------------------------------------------------------------------------
2.  AMENDMENT/MODIFICATION NO.
             15
--------------------------------------------------------------------------------
3.  EFFECTIVE DATE
    See Block 16C
--------------------------------------------------------------------------------
4.  REQUISITION/PURCHASE REQ. NO.

--------------------------------------------------------------------------------
5.  PROJECT NO. (If applicable)
--------------------------------------------------------------------------------
6.  ISSUED BY                                         CODE    OP-OSO RP
           John F. Kennedy Space Center, NASA
           Procurement Office
           Kennedy Space Center, FL 32899
--------------------------------------------------------------------------------
7.  ADMINISTERED BY (If other than Item 5)            CODE   OP-OSO RP
           John F. Kennedy Space Center, NASA
           Procurement Office
           Kennedy Space Center, FL 32899
--------------------------------------------------------------------------------
8.  NAME AND ADDRESS OF CONTRACTOR (No., street, county, State, and Zip Code)

    Subcontractor:                        Prime Contractor:

    Dynacs Engineering Co., Inc.          U. S. Small Business Administration
    35111 US Hwy 19 N. Suite 300          100 S. Biscayne Blvd., 7th Floor
    Palm Harbor, FL 34621                 Miami, FL 33131

    Subcontract Number: 0455-97-706158

    CODE                                                FACILITY CODE
--------------------------------------------------------------------------------
(x) 9A.    AMENDMENT OF SOLICITATION NO.
--------------------------------------------------------------------------------
    9B.    DATED (SEE ITEM 11)
--------------------------------------------------------------------------------
 X  10A. MODIFICATION OF CONTRACT/ORDER NO.
           NAS10-98001
--------------------------------------------------------------------------------
    10B. DATED (SEE ITEM 13)
           10/1/97
--------------------------------------------------------------------------------
            11. THIS ITEM ONLY APPLIES TO AMENDMENTS OF SOLICITATIONS
--------------------------------------------------------------------------------
|_| The above numbered solicitation is amended as set forth in item 14. The hour and date specified for receipt of Offers |_| is extended. |_| Is not extended.

Offers must acknowledge receipt of this amendment prior to the hour and date specified in the solicitation or as amended, by one of the following methods:

(a) By completing Items 8 and 15, and returning __ copies of the amendment; (b) By acknowledging receipt of this amendment on each copy of the offer submitted; or (C) By separate letter or telegram which includes a reference to the solicitation and amendment numbers. FAILURE OF YOUR ACKNOWLEDGEMENT TO BE RECEIVED AT THE PLACE DESIGNATED FOR THE RECEIPT OF OFFERS PRIOR TO THE HOUR AND DATE SPECIFIED MAY RESULT IN REJECTION OF YOUR OFFER. If by virtue of this amendment you desire to change an offer already submitted, such change may be made by telegram or letter, provided each telegram or letter makes reference to the solicitation and this amendment, and is received prior to the opening hour and date specified.
--------------------------------------------------------------------------------
12.     ACCOUNTING AND APPROPRIATION DATA (If required)
                                                               CONTRACTOR'S COPY
--------------------------------------------------------------------------------
13.     THIS ITEM APPLIES ONLY TO MODIFICATIONS OF CONTRACTS/ORDERS,
        IT MODIFIES THE CONTRACT/ORDER NO. AS DESCRIBED IN ITEM 14.
--------------------------------------------------------------------------------
        A. THIS CHANGE ORDER IS ISSUED PURSUANT TO: (Specify authority)
           THE CHANGES SET FORTH IN ITEM 14 ARE MADE IN THE CONTRACT ORDER NO.
           IN ITEM 10A.                                       DUPLICATE ORIGINAL
--------------------------------------------------------------------------------
        B. THE ABOVE NUMBERED CONTRACT/ORDER IS MODIFIED TO REFLECT THE ADMINISTRATIVE CHANGES (such as changes in paying office, appropriation date, etc.) SET FORTH IN ITEM 14, PURSUANT TO THE AUTHORITY OF FAR 43.103(b).
--------------------------------------------------------------------------------
        C. THIS SUPPLEMENTAL AGREEMENT IS ENTERED INTO PURSUANT TO AUTHORITY OF:
--------------------------------------------------------------------------------
 X      D. OTHER (Specify type of modification and authority)
--------------------------------------------------------------------------------
E.      IMPORTANT: Contractor |X| is not, |_| is required to sign this document
                   and return 3 copies to the issuing office.
--------------------------------------------------------------------------------
14. DESCRIPTION OF AMENDMENT/MODIFICATION (Organized by UCF section headings, including solicitation/contract subject matter where feasible.)

The purpose of this modification is to exercise the option period commencing October 1, 1998 through September 30, 1999.

As a result of the above change, pages 8.1 and 14 of subject contract, as revised, are hereby deleted and the enclosed pages 8,1 and 14 are substituted in lieu thereof.
--------------------------------------------------------------------------------
15A. NAME AND TITLE OF SIGNER (Type or print)

--------------------------------------------------------------------------------
15B. CONTRACTOR/OFFEROR                                      15C. DATE SIGNED

        ---------------------------------------
        (Signature of person authorized to sign)
--------------------------------------------------------------------------------
16A. NAME AND TITLE OF CONTRACTING OFFICER (Type or print)
        A. Earl Gilbert
        Contracting Officer
--------------------------------------------------------------------------------
16B. UNITED STATES OF AMERICA                                  16C. DATE SIGNED
        BY     /S/ A. EARL GILBERT                                   9/30/98
             ------------------------
        (Signature of Contracting Officer)
--------------------------------------------------------------------------------
NSN 7540-01-152-8070                  30-105            STANDARD FORM 30 (REV.
PREVIOUS EDITION UNUSABLE                               10-83)
                                                        Prescribed by GSA
                                                        FAR (48 CFR) 53.243

                                                                     NAS10-98001
                                                                     Mod #15
                                                                     Page 8.1


                            Table B-3 CONTRACT VALUE

                                             AVAILABLE  EARNED  TARGET    EARNED                  AWARD
    CONTRACT                 ESTIMATED         AWARD    AWARD  INCENTIVE INCENTIVE     CONTRACT    FEE   ADJECTIVE
     PERIOD                     COST            FEE      FEE      FEE      FEE          VALUE*    SCORES  RATING
--------------------        -----------    -----------  ------ --------- ---------    ----------- ------  ------
CY1:10/01/97-9/30/98
Initial award                $15,648,377    $   422,198    TBD    N/A      N/A        $16,070,575    TBD    TBD
Mod #10                       3,615,320              0            N/A      N/A          3,615,320
Adj. Values:                 19,263,697        422,198            N/A      N/A         19,685,895
Mod #12                       2,049,191        -22,198                                  2,026,993
Total CYI:                   21,312,888        400,000                                 21,712.888

CY2:10/01/98 - 09/30/99
Mod #14                      16,648,462        444,500    TBD   185,500    TBD         17,278,462    TBD    TBD

Contract totals:             37,052,362        844,500          185,500    N/A         38,991,350

Option Periods
10/01/99 - 09/30/00          17,052,362        458,000    TBD   189,000    TBD         17,699,862    TBD    TBD
10/01/00 - 09/30/01          17,468,442        476,000    TBD   189,000    TBD         18,133,442    TBD    TBD
10/01/01 - 09/30/02          17,902,442        490,000    TBD   192,500    TBD         18,584,942    TBD    TBD

Option totals:               52,423,246      1,424,500          570,500                54,418,246

Total values:                90,384,596      2,269,000          570,500                93,409,596


*Includes available award fee and target incentive fee until such time as earned fees are entered into the table at which time the contract value includes the earned fee amounts.

                                                                     NAS10-98001
                                                                         Mod #15
                                                                         Page 14

                      Table B-12 CONTRACT VALUE & FUNDING

                                                                 CONTRACT FUNDING
                       ---------------------------------------------------------------------------------
CONTRACT  CONTRACT                     ALL OTHER                               TOTAL COST  ADEQUATE THRU
  MOD      VALUE           ODC          COSTS       TOTAL COSTS       FEE        AND FEE       DATE
--------------------------------------------------------------------------------------------------------
Basic   $16,070,575   $   500,000   $   480,769   $   980,769   $    19,231   $ 1,000,000    10/22/97
    1          --         250,000     1,024,650     1,274,650        40,986     1,315,636    11/17/97
    2          --         250,000       654,615       904,615        26,185       930,800    12/10/97
    3          --          12,452     1,105,371     1,117,823        36,124     1,153,947    01/03/98
    4          --         726,823     2,133,009     2,859,832        86,903     2,946,735    03/05/98
    5          --       1,610,156     3,872,422     5,482,578       159,632     5,642,210    07/04/98
    6          --       1,671,191     3,847,546     5,518,737        53,137     5,571,874    08/18/98
    8          --       2,660,340       289,012     2,949,352                   2,949,352    09/30/98
    9          --            --               5             5          --               5    09/30/98
   10     3,615,320
   12     2,026,993          --          22,198        22,198       -22,198          --          --
   14          --      -2,446,751     4,099,097     1,652,346        86,360     1,738,706    10/31/98
   15    17,278,482
Totals: $38,991,350   $ 5,234,211   $17,528,694   $22,762,905      $486,360   $23,249,265    10/31/98


AMENDMENT OF SOLICITATION/MODIFICATION OF CONTRACT

1.  CONTRACT ID CODE

    PAGE OF PAGES
     1       2
--------------------------------------------------------------------------------
2.  AMENDMENT/MODIFICATION NO.
             16
--------------------------------------------------------------------------------
3.  EFFECTIVE DATE
    See Block 16C
--------------------------------------------------------------------------------
4.  REQUISITION/PURCHASE REQ. NO.
           MR 991003
--------------------------------------------------------------------------------
5.  PROJECT NO. (If applicable)
--------------------------------------------------------------------------------
6.  ISSUED BY                                         CODE    OP-OSO  RP
           John F. Kennedy Space Center, NASA
           Procurement Office
           Kennedy Space Center, FL 32899
--------------------------------------------------------------------------------
7.  ADMINISTERED BY (If other than Item 6)            CODE   OP-OSO
           John F. Kennedy Space Center, NASA
           Procurement Office
           Kennedy Space Center, FL 32899
--------------------------------------------------------------------------------
8.  NAME AND ADDRESS OF CONTRACTOR (No., street, county, State, and Zip Code)

    Subcontractor:                        Prime Contractor:

    Dynacs Engineering Company, Inc.      U.S. Small Business Administration
    3511 US Hwy 19 North, Suite 310       100 So. Biscayne Blvd. 7th fl.,
    Palm Harbor, FL 34684                 Miami, FL 33131

    Subcontract Number: 0455-97-706158
--------------------------------------------------------------------------------
    CODE                                                FACILITY CODE
--------------------------------------------------------------------------------
(x) 9A.    AMENDMENT OF SOLICITATION NO.
--------------------------------------------------------------------------------
    9B.    DATED (SEE ITEM 11)
--------------------------------------------------------------------------------
X   10A. MODIFICATION OF CONTRACT/ORDER NO.
           NAS10-98001
--------------------------------------------------------------------------------
    10B. DATED (SEE ITEM 13)
           9/22/97
--------------------------------------------------------------------------------
            11. THIS ITEM ONLY APPLIES TO AMENDMENTS OF SOLICITATIONS
--------------------------------------------------------------------------------
|_| The above numbered solicitation is amended as set forth in item 14. The hour and date specified for receipt of Offers |_| is extended. |_| is not extended. Offers must acknowledge receipt of this amendment prior to the hour and date specified in the solicitation or as amended, by one of the following methods:

(a) By completing Items 8 and 15, and returning __ copies of the amendment; (b) By acknowledging receipt of this amendment on each copy of the offer submitted; or (c) By separate letter or telegram which includes a reference to the solicitation and amendment numbers. FAILURE OF YOUR ACKNOWLEDGEMENT TO BE RECEIVED AT THE PLACE DESIGNATED FOR THE RECEIPT OF OFFERS PRIOR TO THE HOUR AND DATE SPECIFIED MAY RESULT IN REJECTION OF YOUR OFFER. If by virtue of this amendment you desire to change an offer already submitted, such change may be made by telegram or letter, provided each telegram or letter makes reference to the solicitation and this amendment, and is received prior to the opening hour and date specified.
--------------------------------------------------------------------------------
12.     ACCOUNTING AND APPROPRIATION DATA (If required)

        CW-1/2590C/40-00-00/34/99    $2,169,045
--------------------------------------------------------------------------------
13.     THIS ITEM APPLIES ONLY TO MODIFICATIONS OF CONTRACTS/ORDERS,
        IT MODIFIES THE CONTRACT/ORDER NO. AS DESCRIBED IN ITEM 14.
--------------------------------------------------------------------------------
(x)     A. THIS CHANGE ORDER IS ISSUED PURSUANT TO: (Specify authority)
           THE CHANGES SET FORTH IN ITEM 14 ARE MADE IN THE CONTRACT ORDER NO. IN ITEM 10A.

                      CONTRACTOR'S COPY         DUPLICATE ORIGINAL
--------------------------------------------------------------------------------
X       B. THE ABOVE NUMBERED CONTRACT/ORDER IS MODIFIED TO REFLECT THE
           ADMINISTRATIVE CHANGES (such as changes in paying office, appropriation date, etc.) SET FORTH IN ITEM 14, PURSUANT TO THE AUTHORITY OF FAR 43.103(b).
--------------------------------------------------------------------------------
        C. THIS SUPPLEMENTAL AGREEMENT IS ENTERED INTO PURSUANT TO AUTHORITY OF:
--------------------------------------------------------------------------------
        D. OTHER (Specify type of modification and authority)
--------------------------------------------------------------------------------
E.      IMPORTANT: Contractor |X| is not, |_| is required to sign this document
                   and return 4 copies to the issuing office.
--------------------------------------------------------------------------------
14. DESCRIPTION OF AMENDMENT/MODIFICATION (Organized by UCF section headings, including solicitation/contract subject matter where feasible.)

        The purpose of this modification is to increase the funding of the contract by $2,169,145. This modification also corrects Article B-12, Mod. No. 6 to read $5,571,875 in lieu of $5,571,874. The total funding to date is $25,418,311.

        These additional funds extend the period of performance through December 9,1998.

        As a result of the above change, page 14 of subject contract, as revised, is deleted and the enclosed page 14 is substituted in lieu thereof.
--------------------------------------------------------------------------------
15A. NAME AND TITLE OF SIGNER (Type or print)

--------------------------------------------------------------------------------
15B. CONTRACTOR/OFFEROR                                      15C. DATE SIGNED

        ---------------------------------------
        (Signature of person authorized to sign)
--------------------------------------------------------------------------------
16A. NAME AND TITLE OF CONTRACTING OFFICER (Type or print)
        Rene E. Paquette
        Contracting Officer
--------------------------------------------------------------------------------
16B. UNITED STATES OF AMERICA                                  16C. DATE SIGNED
        BY  /S/ RENE E. PAQUETTE                                    10-8-98
           ------------------------
        (Signature of Contracting Officer)
--------------------------------------------------------------------------------
NSN 7540-01-152-8070                  30-105            STANDARD FORM 30 (Rev.
PREVIOUS EDITION UNUSABLE                               10-83)
                                                        Prescribed by GSA
                               CONTRACTOR'S COPY        FAR (48 CFR) 53.243

                                                                     NAS10-98001
                                                                     Mod. No. 16
                                                                     Page 14

                      Table B-12 CONTRACT VALUE & FUNDING

                             -----------------------------------------------------------------------------
                                                         CONTRACT FUNDING
                             -----------------------------------------------------------------------------
      CONTRACT   CONTRACT                   ALL OTHER                               TOTAL COST   ADEQUATE
         MOD      VALUE           ODC         COSTS     TOTAL COSTS       FEE         AND FEE    THRU DATE
                             -----------------------------------------------------------------------------
      Basic   $16,070,575   $   500,000   $   480,769   $   980,769   $    19,231   $ 1,000,000   10/22/97
          1                     250,000     1,024,650     1,274,650        40,986     1,315,636   11/17/97
          2                     250,000       654,615       904,615        26,185       930,800   12/10/97
          3                      12,452     1,105,371     1,117,823        36,124     1,153,947   01/03/98
          4                     726,823     2,133,009     2,859,832        86,903     2,946,735   03/05/98
          5                   1,610,156     3,872,422     5,482,578       159,632     5,642,210   07/04/98
          6                   1,671,192     3,847,546     5,518,738        53,137     5,571,875   08/18/98
          8                   2,660,340       289,012     2,949,352                   2,949,352   09/30/98
          9                                         5             5             5             5   09/30/98
         10     3,615,320
         12     2,026,993                      22,198        22,198       -22,198
         14                  -2,446,751     4,099,097     1,652,346        86,360     1,738,706   10/31/98
         15    17,278,462
         16                      66,564     1,992,643     2,059,207       109,838     2,169,045    12/9/98
    Totals:   $38,991,350   $ 5,300,776   $19,521,337   $24,822,113   $   596,198   $25,418,311    12/9/98



*Added $1 to Mod 6 ODC

AMENDMENT OF SOLICITATION/MODIFICATION OF CONTRACT

1.  CONTRACT ID CODE
      NAS10-98001

    PAGE OF PAGES
     1       2
--------------------------------------------------------------------------------
2.  AMENDMENT/MODIFICATION NO.
             17
--------------------------------------------------------------------------------
3.  EFFECTIVE DATE
    See Block 16C,
--------------------------------------------------------------------------------
4.  REQUISITION/PURCHASE REQ. NO.
           MR 950524
--------------------------------------------------------------------------------
5.  PROJECT NO. (If applicable)
--------------------------------------------------------------------------------
6.  ISSUED BY                                         CODE    OP-OSO  BP
           John F. Kennedy Space Center, NASA
           Procurement Office
           Kennedy Space Center, FL 32899
--------------------------------------------------------------------------------
7.  ADMINISTERED BY (If other than Item 6)            CODE   OP-OSO   BP
           John F. Kennedy Space Center, NASA
           Procurement Office
           Kennedy Space Center, FL 32899
--------------------------------------------------------------------------------
8.  NAME AND ADDRESS OF CONTRACTOR (No., street, county, State, and Zip Code)

    Subcontractor                         Prime Contractor

    Dynacs Engineering Company, Inc.      U. S. Small Business Administration
    35111 US Hwy 19 N., Suite 300         100 S. Biscayne Blvd., 7th Floor
    Palm Harbor, FL 34684                 Miami, FL 33131

    Subcontract Number: 0455-97-706158

    CODE                                                FACILITY CODE
--------------------------------------------------------------------------------
(x) 9A.    AMENDMENT OF SOLICITATION NO.
--------------------------------------------------------------------------------
    9B.    DATED (SEE ITEM 11)
--------------------------------------------------------------------------------
X   10A. MODIFICATION OF CONTRACT/ORDER NO.
           NAS10-98001
--------------------------------------------------------------------------------
    10B. DATED (SEE ITEM 13)
           10/1/97
--------------------------------------------------------------------------------
            11. THIS ITEM ONLY APPLIES TO AMENDMENTS OF SOLICITATIONS
--------------------------------------------------------------------------------
|_| The above numbered solicitation is amended as set forth in item 14. The hour and date specified for receipt of Offers |_| is extended. |_| is not extended. Offers must acknowledge receipt of this amendment prior to the hour and date specified in the solicitation or as amended, by one of the following methods:

(a) By completing Items 8 and 15, and returning __ copies of the amendment; (b) By acknowledging receipt of this amendment on each copy of the offer submitted; or (c) By separate letter or telegram which includes a reference to the solicitation and amendment numbers. FAILURE OF YOUR ACKNOWLEDGEMENT TO BE RECEIVED AT THE PLACE DESIGNATED FOR THE RECEIPT OF OFFERS PRIOR TO THE HOUR AND DATE SPECIFIED MAY RESULT IN REJECTION OF YOUR OFFER. If by virtue of this amendment you desire to change an offer already submitted, such change may be made by telegram or letter, provided each telegram or letter makes reference to the solicitation and this amendment, and is received prior to the opening hour and date specified.
--------------------------------------------------------------------------------
12. ACCOUNTING AND APPROPRIATION DATA (If required)
--------------------------------------------------------------------------------
13. THIS ITEM APPLIES ONLY TO MODIFICATIONS OF CONTRACTS/ORDERS, IT MODIFIES THE CONTRACT/ORDER NO. AS DESCRIBED IN ITEM 14.
--------------------------------------------------------------------------------
A. THIS CHANGE ORDER IS ISSUED PURSUANT TO: (Specify authority) THE CHANGES SET FORTH IN ITEM 14 ARE MADE IN THE CONTRACT ORDER NO. IN ITEM 10A.
--------------------------------------------------------------------------------
B. THE ABOVE NUMBERED CONTRACT/ORDER IS MODIFIED TO REFLECT THE ADMINISTRATIVE CHANGES (such as changes in paying office, appropriation date, etc.) SET FORTH IN ITEM 14, PURSUANT TO THE AUTHORITY OF FAR 43.103(b).
--------------------------------------------------------------------------------
C. THIS SUPPLEMENTAL AGREEMENT IS ENTERED INTO PURSUANT TO AUTHORITY OF
--------------------------------------------------------------------------------
|X| D. OTHER (Specify type of modification and authority)
       Unilateral Modification in accordance with
       Atachment J-4 EDC Award Fee Evaluation Plan
--------------------------------------------------------------------------------
E. IMPORTANT: Contractor |X| is not, |_| is required to sign this document and return 3 copies to the issuing office.
--------------------------------------------------------------------------------
14. DESCRIPTION OF AMENDMENT/MODIFICATION (Organized by UCF section headings, including solicitation/contract subject matter where feasible.)

        A. This contract modification reflects the performance rating and earned award fee for the period October 1, 1997, through September 30, 1998, as follows:

        Rating: Very Good             Earned Award Fee: $360,000.00

        NOTE: PROVISIONAL AWARD FEE PAYMENTS DISBURSED TO DATE IN THE AMOUNT OF $337,758.00 ARE HEREBY DEDUCTED FROM THE EARNED AWARD FEE FOR A NET AMOUNT DUE OF $22,242.00.
--------------------------------------------------------------------------------
15B. CONTRACTOR/OFFEROR                                      15C. DATE SIGNED

        ---------------------------------------
        (Signature of person authorized to sign)
--------------------------------------------------------------------------------
        Bob R. Pirkle
        Contracting Officer
--------------------------------------------------------------------------------
16B. UNITED STATES OF AMERICA                                  16C. DATE SIGNED

        BY    /S/ BOB R. PIRKLE                                 11-13-98
             ------------------------
        (Signature of Contracting Officer)
--------------------------------------------------------------------------------
NSN 7540-01-152-8070                  30-105            STANDARD FORM 30 (REV.
PREVIOUS EDITION UNUSABLE                               10-83)
                                                        Prescribed by GSA
                               CONTRACTOR'S COPY        FAR (48 CFR) 53.243

                                                                     NAS10-98001
                                                                     Mod. No. 17
                                                                     Page 2 of 2


B. The fee determination reflected above is hereby implemented via the following changes to the contract.

    1.  Contract Table B-3 is deleted and replaced by Tables B-3.A and B-3.C.

    2. The contract value for CY1 is decreased by $40,000.00, from $21,712,888.00 to $21,672,888.00, to reflect the amount of unearned award fee.

C:  The following page changes are made by this modification:

                    Remove Pages        Replace Pages
                    ------------        -------------
                         8                   8
                         8.1                 8.1
                         8.2                 8.2
                         -                   8.2.1
                         14                  14

AMENDMENT OF SOLICITATION/MODIFICATION OF CONTRACT

1.  CONTRACT ID CODE

    PAGE OF PAGES
     1       1
--------------------------------------------------------------------------------
2.  AMENDMENT/MODIFICATION NO.
             18
--------------------------------------------------------------------------------
3.  EFFECTIVE DATE
    See Block 16C
--------------------------------------------------------------------------------
4.  REQUISITION/PURCHASE REQ. NO.
           MR 991003 S-1 (F)
--------------------------------------------------------------------------------
5.  PROJECT NO. (If applicable)
--------------------------------------------------------------------------------
6.  ISSUED BY                                         CODE    OP-OSO BP
           John F. Kennedy Space Center, NASA
           Procurement Office
           Kennedy Space Center, FL 32899
--------------------------------------------------------------------------------
7.  ADMINISTERED BY (If other than Item 5)            CODE   OP-OSO
           John F. Kennedy Space Center, NASA
           Procurement Office
           Kennedy Space Center, FL 32899
--------------------------------------------------------------------------------
8.  NAME AND ADDRESS OF CONTRACTOR (No., street, county, State, and Zip Code)

    Subcontractor:                        Prime Contractor:

    Dynacs Engineering Company, Inc.      U. S. Small Business Administration
    35111 US Hwy 19 North., Suite 300     100 So. Biscayne Blvd., 7th fl.
    Palm Harbor, FL 34684                 Miami, FL 33131

    Subcontract Number: 0455-97-706158

    CODE                                                FACILITY CODE
--------------------------------------------------------------------------------
(x) 9A.    AMENDMENT OF SOLICITATION NO.
--------------------------------------------------------------------------------
    9B.    DATED (SEE ITEM 11)
--------------------------------------------------------------------------------
X   10A. MODIFICATION OF CONTRACT/ORDER NO.
           NAS10-98001
--------------------------------------------------------------------------------
    10B. DATED (SEE ITEM 13)
           9/22/97
--------------------------------------------------------------------------------
            11. THIS ITEM ONLY APPLIES TO AMENDMENTS OF SOLICITATIONS
--------------------------------------------------------------------------------
|_| The above numbered solicitation is amended as set forth in item 14. The hour and date specified for receipt of Offers |_| is extended, |_| is not extended. Offers must acknowledge receipt of this amendment prior to the hour and date specified in the solicitation or as amended, by one of the following methods:

(a) By completing Items 8 and 15, and returning __ copies of the amendment; (b) By acknowledging receipt of this amendment on each copy of the offer submitted; or (c) By separate letter or telegram which includes a reference to the solicitation and amendment numbers. FAILURE OF YOUR ACKNOWLEDGEMENT TO BE RECEIVED AT THE PLACE DESIGNATED FOR THE RECEIPT OF OFFERS PRIOR TO THE HOUR AND DATE SPECIFIED MAY RESULT IN REJECTION OF YOUR OFFER. If by virtue of this amendment you desire to change an offer already submitted, such change may be made by telegram or letter, provided each telegram or letter makes reference to the solicitation and this amendment, and is received prior to the opening hour and date specified.
--------------------------------------------------------------------------------
12.     ACCOUNTING AND APPROPRIATION DATA (If required)
        CW-1/2590C/40-00-00/34/99   $3,512,128.00 Increase
--------------------------------------------------------------------------------
13.     THIS ITEM APPLIES ONLY TO MODIFICATIONS OF CONTRACTS/ORDERS,
        IT MODIFIES THE CONTRACT/ORDER NO. AS DESCRIBED IN ITEM 14.
--------------------------------------------------------------------------------
(x)     A. THIS CHANGE ORDER IS ISSUED PURSUANT TO: (Specify authority)
           THE CHANGES SET FORTH IN ITEM 14 ARE MADE IN THE CONTRACT ORDER NO. IN ITEM 10A.
--------------------------------------------------------------------------------
X       B. THE ABOVE NUMBERED CONTRACT/ORDER IS MODIFIED TO REFLECT THE
           ADMINISTRATIVE CHANGES (such as changes in paying office, appropriation date, etc.) SET FORTH IN ITEM 14, PURSUANT TO THE AUTHORITY OF FAR 43.103(b).
--------------------------------------------------------------------------------
        C. THIS SUPPLEMENTAL AGREEMENT IS ENTERED INTO PURSUANT TO AUTHORITY OF:
--------------------------------------------------------------------------------
        D. OTHER (Specify type of modification and authority)
--------------------------------------------------------------------------------
E.      IMPORTANT: Contractor |X| is not, |_| is required to sign this document
                   and return 4 copies to the issuing office.
--------------------------------------------------------------------------------
14. DESCRIPTION OF AMENDMENT/MODIFICATION (Organized by UCF section headings, including solicitation/contract subject matter where feasible.)

        A. The purpose of this modification is to incrementally fund the contract with an additional $3,512,128.00 as reflected in Table B-12 for a revised total of $28,930,439. Funding is adequate for contract performance through January 30,1999.

        B. As a result of the above change, page 14 of subject contract, as revised, is deleted and the enclosed page 14 is substituted in lieu thereof.
--------------------------------------------------------------------------------
15A. NAME AND TITLE OF SIGNER (Type or print)

--------------------------------------------------------------------------------
15B. CONTRACTOR/OFFEROR                                      15C. DATE SIGNED

        ---------------------------------------
        (Signature of person authorized to sign)
--------------------------------------------------------------------------------
16A. NAME AND TITLE OF CONTRACTING OFFICER (Type or print)
        Bob R. Pirkle
        Contracting Officer
--------------------------------------------------------------------------------
16B. UNITED STATES OF AMERICA                                  16C. DATE SIGNED
        BY    /S/ BOB R. PIRKLE                                 11-24-98
             ------------------------
        (Signature of Contracting Officer)
--------------------------------------------------------------------------------
NSN 7540-01-152-8070                  30-105            STANDARD FORM 30
PREVIOUS EDITION UNUSABLE                               (REV. 10-83)
                                                        Prescribed by GSA
                               CONTRACTOR'S COPY        FAR (48 CFR) 53.24

AMENDMENT OF SOLICITATION/MODIFICATION OF CONTRACT

1.  CONTRACT ID CODE

    PAGE OF PAGES
     1       1
--------------------------------------------------------------------------------
2.  AMENDMENT/MODIFICATION NO.
             19
--------------------------------------------------------------------------------
3.  EFFECTIVE DATE
    See Block 16C
--------------------------------------------------------------------------------
4.  REQUISITION/PURCHASE REQ. NO.
           MR 991003 S-2 (F)
--------------------------------------------------------------------------------
5.  PROJECT NO. (If applicable)
--------------------------------------------------------------------------------
6.  ISSUED BY                                         CODE    OP-OSO BP
           John F. Kennedy Space Center, NASA
           Procurement Office
           Kennedy Space Center, FL 32899
--------------------------------------------------------------------------------
7.  ADMINISTERED BY (If other than Item 5)            CODE   OP-OSO
           John F. Kennedy Space Center, NASA
           Procurement Office
           Kennedy Space Center, FL 32899
--------------------------------------------------------------------------------
8.  NAME AND ADDRESS OF CONTRACTOR (No., street, county, State, and Zip Code)

    Subcontractor:                        Prime Contractor:

    Dynacs Engineering Company, Inc.      U. S. Small Business Administration
    35111 US Hwy 19 North, Suite 300      100 So. Biscayne Blvd., 7th fl.
    Palm Harbor, FL 34684                 Miami, FL 33131

    Subcontract Number: 0455-97-706158

    CODE                                                FACILITY CODE
--------------------------------------------------------------------------------
(x) 9A.    AMENDMENT OF SOLICITATION NO.
--------------------------------------------------------------------------------
    9B.    DATED (SEE ITEM 11)
--------------------------------------------------------------------------------
X   10A. MODIFICATION OF CONTRACT/ORDER NO.
           NAS10-98001
--------------------------------------------------------------------------------
    10B. DATED (SEE ITEM 13)
           9/22/97
--------------------------------------------------------------------------------
            11. THIS ITEM ONLY APPLIES TO AMENDMENTS OF SOLICITATIONS
--------------------------------------------------------------------------------
|_| The above numbered solicitation is amended as set forth in item 14. The hour and date specified for receipt of Offers |_| is extended. |_| is not extended.

Offers must acknowledge receipt of this amendment prior to the hour and date specified in the solicitation or as amended, by one of the following methods:

(a) By completing Items 8 and 15, and returning __ copies of the amendment; (b) By acknowledging receipt of this amendment on each copy of the offer submitted; or (c) By separate letter or telegram which includes a reference to the solicitation and amendment numbers. FAILURE OF YOUR ACKNOWLEDGEMENT TO BE RECEIVED AT THE PLACE DESIGNATED FOR THE RECEIPT OF OFFERS PRIOR TO THE HOUR AND DATE SPECIFIED MAY RESULT IN REJECTION OF YOUR OFFER. If by virtue of this amendment you desire to change an offer already submitted, such change may be made by telegram or letter, provided each telegram or letter makes reference to the solicitation and this amendment, and is received prior to the opening hour and date specified.
--------------------------------------------------------------------------------
12.     ACCOUNTING AND APPROPRIATION DATA (If required)

        CW-1/2590C/40-00-00/34/99 $11,056,165.00 INCREASE
--------------------------------------------------------------------------------
13.     THIS ITEM APPLIES ONLY TO MODIFICATIONS OF CONTRACTS/ORDERS,
        IT MODIFIES THE CONTRACT/ORDER NO. AS DESCRIBED IN ITEM 14.
--------------------------------------------------------------------------------
(x)     A. THIS CHANGE ORDER IS ISSUED PURSUANT TO: (Specify authority)
           THE CHANGES SET FORTH IN ITEM 14 ARE MADE IN THE CONTRACT ORDER NO. IN ITEM 10A.
--------------------------------------------------------------------------------
X       B. THE ABOVE NUMBERED CONTRACT/ORDER IS MODIFIED TO REFLECT THE
           ADMINISTRATIVE CHANGES (such as changes in paying office, appropriation date, etc.) SET FORTH IN ITEM 14, PURSUANT TO THE AUTHORITY OF FAR 43.103(b).
--------------------------------------------------------------------------------
        C. THIS SUPPLEMENTAL AGREEMENT IS ENTERED INTO PURSUANT TO AUTHORITY OF:
--------------------------------------------------------------------------------
        D. OTHER (Specify type of modification and authority)
--------------------------------------------------------------------------------
E.      IMPORTANT: Contractor |X| is not, |_| is required to sign this document
                   and return 4 copies to the issuing office.
--------------------------------------------------------------------------------
14. DESCRIPTION OF AMENDMENT/MODIFICATION (Organized by UCF section headings, including solicitation/contract subject matter where feasible.)

        A. The purpose of this modification is to incrementally fund the contract with an additional $11,056,165.00 as reflected in Table B-12 for a revised total of $39,986,604.00. funding is adequate for contract performance through July 15,1999.

        B. As a result of the above change, page 14 of subject contract, as revised, is deleted and the enclosed page 14 is substituted in lieu thereof.
--------------------------------------------------------------------------------
15A. NAME AND TITLE OF SIGNER (Type or print)

--------------------------------------------------------------------------------
15B. CONTRACTOR/OFFEROR                                      15C. DATE SIGNED

        ---------------------------------------
        (Signature of person authorized to sign)
--------------------------------------------------------------------------------
16A. NAME AND TITLE OF CONTRACTING OFFICER (Type or print)
        Bob R. Pirkle
        Contracting Officer
--------------------------------------------------------------------------------
16B. UNITED STATES OF AMERICA                                  16C. DATE SIGNED
        BY    /S/ BOB R. PIRKLE                                  1-20-99
             ------------------------
        (Signature of Contracting Officer)
--------------------------------------------------------------------------------
NSN 7540-01-152-8070                  30-105            STANDARD FORM 30
PREVIOUS EDITION UNUSABLE                               (REV. 10-83)
                                                        Prescribed by GSA
                               CONTRACTOR'S COPY        FAR (48 CFR) 53.24

AMENDMENT OF SOLICITATION/MODIFICATION OF CONTRACT

1.  CONTRACT ID CODE

    PAGE OF PAGES
     1       1
--------------------------------------------------------------------------------
2.  AMENDMENT/MODIFICATION NO.
             20
--------------------------------------------------------------------------------
3.  EFFECTIVE DATE
    See Block 16C
--------------------------------------------------------------------------------
4.  REQUISITION/PURCHASE REQ. NO.
           MR 991003 S-3 (F)
--------------------------------------------------------------------------------
5.  PROJECT NO. (If applicable)
--------------------------------------------------------------------------------
6.  ISSUED BY                                         CODE    OP-OSO BP
           John F. Kennedy Space Center, NASA
           Procurement Office
           Kennedy Space Center, FL 32899
--------------------------------------------------------------------------------
7.  ADMINISTERED BY (If other than Item 5)            CODE   OP-OSO
           John F. Kennedy Space Center, NASA
           Procurement Office
           Kennedy Space Center, FL 32899
--------------------------------------------------------------------------------
8.  NAME AND ADDRESS OF CONTRACTOR (No., street, county, State, and Zip Code)

    Subcontractor:                        Prime Contractor:

    Dynacs Engineering Company, Inc.      U. S. Small Business Administration
    35111 US Hwy 19 North, Suite 300      100 So. Biscayne Blvd., 7th fl.
    Palm Harbor, FL 34684                 Miami, FL 33131

    Subcontract Number: 0455-97-706158

    CODE                                                FACILITY CODE
--------------------------------------------------------------------------------
(x) 9A.    AMENDMENT OF SOLICITATION NO.
--------------------------------------------------------------------------------
    9B.    DATED (SEE ITEM 11)
--------------------------------------------------------------------------------
X   10A. MODIFICATION OF CONTRACT/ORDER NO.
           NAS10-98001
--------------------------------------------------------------------------------
    10B. DATED (SEE ITEM 13)
           9/22/97
--------------------------------------------------------------------------------
            11. THIS ITEM ONLY APPLIES TO AMENDMENTS OF SOLICITATIONS
--------------------------------------------------------------------------------
|_| The above numbered solicitation is amended as set forth in item 14. The hour and date specified for receipt of Offers |_| is extended, |_| is not extended.

Offers must acknowledge receipt of this amendment prior to the hour and date specified in the solicitation or as amended, by one of the following methods:

(a) By completing Items 8 and 15, and returning __ copies of the amendment; (b) By acknowledging receipt of this amendment on each copy of the offer submitted; or (c) By separate letter or telegram which includes a reference to the solicitation and amendment numbers. FAILURE OF YOUR ACKNOWLEDGEMENT TO BE RECEIVED AT THE PLACE DESIGNATED FOR THE RECEIPT OF OFFERS PRIOR TO THE HOUR AND DATE SPECIFIED MAY RESULT IN REJECTION OF YOUR OFFER. If by virtue of this amendment you desire to change an offer already submitted, such change may be made by telegram or letter, provided each telegram or letter makes reference to the solicitation and this amendment, and is received prior to the opening hour and date specified.
--------------------------------------------------------------------------------
12.     ACCOUNTING AND APPROPRIATION DATA (If required)

        CW-1/2590C/40-00-00/34/99 $2,801,843.00  INCREASE
--------------------------------------------------------------------------------
13.     THIS ITEM APPLIES ONLY TO MODIFICATIONS OF CONTRACTS/ORDERS,
        IT MODIFIES THE CONTRACT/ORDER NO. AS DESCRIBED IN ITEM 14.
--------------------------------------------------------------------------------
(x)     A. THIS CHANGE ORDER IS ISSUED PURSUANT TO: (Specify authority)
           THE CHANGES SET FORTH IN ITEM 14 ARE MADE IN THE CONTRACT ORDER NO. IN ITEM 10A.
--------------------------------------------------------------------------------
X       B. THE ABOVE NUMBERED CONTRACT/ORDER IS MODIFIED TO REFLECT THE
           ADMINISTRATIVE CHANGES (such as changes in paying office, appropriation date, etc.) SET FORTH IN ITEM 14, PURSUANT TO THE AUTHORITY OF FAR 43.103(b).
--------------------------------------------------------------------------------
        C. THIS SUPPLEMENTAL AGREEMENT IS ENTERED INTO PURSUANT TO AUTHORITY OF:
--------------------------------------------------------------------------------
        D. OTHER (Specify type of modification and authority)
--------------------------------------------------------------------------------
E.      IMPORTANT: Contractor |X| is not, |_| is required to sign this document
                   and return 4 copies to the issuing office.
--------------------------------------------------------------------------------
14. DESCRIPTION OF AMENDMENT/MODIFICATION (Organized by UCF section headings, including solicitation/contract subject matter where feasible.)

        A. The purpose of this modification is to incrementally fund the contract with an additional $2,801,843.00 as reflected in Table B-12 for a revised total of $42,788,447.00. Funding is adequate for contract performance through August 30,1999.

        B. As a result of the above change, page 14 of subject contract, as revised, is deleted and the enclosed page 14 is substituted in lieu thereof.
--------------------------------------------------------------------------------
15A. NAME AND TITLE OF SIGNER (Type or print)

--------------------------------------------------------------------------------
15B. CONTRACTOR/OFFEROR                                      15C. DATE SIGNED

        ---------------------------------------
        (Signature of person authorized to sign)
--------------------------------------------------------------------------------
16A. NAME AND TITLE OF CONTRACTING OFFICER (Type or print)
        Bob R. Pirkle
        Contracting Officer
--------------------------------------------------------------------------------
16B. UNITED STATES OF AMERICA                                  16C. DATE SIGNED
        BY    /S/ BOB R. PIRKLE                                 3-15-99
             ------------------------
        (Signature of Contracting Officer)
--------------------------------------------------------------------------------
NSN 7540-01-152-8070                  30-105            STANDARD FORM 30
PREVIOUS EDITION UNUSABLE                               (REV. 10-83)
                                                        Prescribed by GSA
                               CONTRACTOR'S COPY        FAR (48 CFR) 53.24

AMENDMENT OF SOLICITATION/MODIFICATION OF CONTRACT

1.  CONTRACT ID CODE  NAS10-98001

    PAGE OF PAGES
     1       2
--------------------------------------------------------------------------------
2.  AMENDMENT/MODIFICATION NO.
             21
--------------------------------------------------------------------------------
3.  EFFECTIVE DATE
    See Block 16C
--------------------------------------------------------------------------------
4.  REQUISITION/PURCHASE REQ. NO.

--------------------------------------------------------------------------------
5.  PROJECT NO. (If applicable)
--------------------------------------------------------------------------------
6.  ISSUED BY                                         CODE    OP-OSO BP
           John F. Kennedy Space Center, NASA
           Procurement Office
           Kennedy Space Center, FL 32899
--------------------------------------------------------------------------------
7.  ADMINISTERED BY (If other than Item 5)            CODE   OP-OSO  BP
           John F. Kennedy Space Center, NASA
           Procurement Office
           Kennedy Space Center, FL 32899
--------------------------------------------------------------------------------
8.  NAME AND ADDRESS OF CONTRACTOR (No., street, county, State, and Zip Code)

    Subcontractor:                        Prime Contractor:

    Dynacs Engineering Company, Inc.      U. S. Small Business Administration
    35111 US Hwy 19 N., Suite 300         100 S. Biscayne Blvd., 7th floor
    Palm Harbor, FL 34684                 Miami, FL 33131

    Subcontract Number: 0455-97-706158

    CODE                                                FACILITY CODE
--------------------------------------------------------------------------------
(x) 9A.    AMENDMENT OF SOLICITATION NO.
--------------------------------------------------------------------------------
    9B.    DATED (SEE ITEM 11)
--------------------------------------------------------------------------------
X   10A. MODIFICATION OF CONTRACT/ORDER NO.
           NAS10-98001
--------------------------------------------------------------------------------
    10B. DATED (SEE ITEM 13)
           10/1/97
--------------------------------------------------------------------------------
            11. THIS ITEM ONLY APPLIES TO AMENDMENTS OF SOLICITATIONS
--------------------------------------------------------------------------------
|_| The above numbered solicitation is amended as set forth in item 14. The hour and date specified for receipt of Offers |_| is extended, |_| is not extended.

Offers must acknowledge receipt of this amendment prior to the hour and date specified in the solicitation or as amended, by one of the following methods:

(a) By completing Items 8 and 15, and returning __ copies of the amendment; (b) By acknowledging receipt of this amendment on each copy of the offer submitted; or (c) By separate letter or telegram which includes a reference to the solicitation and amendment numbers. FAILURE OF YOUR ACKNOWLEDGEMENT TO BE RECEIVED AT THE PLACE DESIGNATED FOR THE RECEIPT OF OFFERS PRIOR TO THE HOUR AND DATE SPECIFIED MAY RESULT IN REJECTION OF YOUR OFFER. If by virtue of this amendment you desire to change an offer already submitted, such change may be made by telegram or letter, provided each telegram or letter makes reference to the solicitation and this amendment, and is received prior to the opening hour and date specified.
--------------------------------------------------------------------------------
12.     ACCOUNTING AND APPROPRIATION DATA (If required)

        NO CHANGE
--------------------------------------------------------------------------------
13.     THIS ITEM APPLIES ONLY TO MODIFICATIONS OF CONTRACTS/ORDERS,
        IT MODIFIES THE CONTRACT/ORDER NO. AS DESCRIBED IN ITEM 14.
--------------------------------------------------------------------------------
        A. THIS CHANGE ORDER IS ISSUED PURSUANT TO: (Specify authority)
           THE CHANGES SET FORTH IN ITEM 14 ARE MADE IN THE CONTRACT ORDER NO. IN ITEM 10A.
--------------------------------------------------------------------------------
        B. THE ABOVE NUMBERED CONTRACT/ORDER IS MODIFIED TO REFLECT THE ADMINISTRATIVE CHANGES (such as changes in paying office, appropriation date, etc.) SET FORTH IN ITEM 14, PURSUANT TO THE AUTHORITY OF FAR 43.103(b).
--------------------------------------------------------------------------------
        C. THIS SUPPLEMENTAL AGREEMENT IS ENTERED INTO PURSUANT TO AUTHORITY OF
--------------------------------------------------------------------------------
|X|     D. OTHER (Specify type of modification and authority)
        Exercise of Option pursuant to Contract Article B-5
--------------------------------------------------------------------------------
E.      IMPORTANT: Contractor |X| is not, |_| is required to sign this document
                   and return copies to the issuing office.
--------------------------------------------------------------------------------
14. DESCRIPTION OF AMENDMENT/MODIFICATION (Organized by UCF section headings, including solicitation/contract subject matter where feasible.)

        This modification serves to exercise an option for 187,000 additional labor hours.

        SEE PAGE 2
--------------------------------------------------------------------------------
15A. NAME AND TITLE OF SIGNER (Type or print)

--------------------------------------------------------------------------------
15B. CONTRACTOR/OFFEROR                                      15C. DATE SIGNED

        ---------------------------------------
        (Signature of person authorized to sign)
--------------------------------------------------------------------------------
        Bob R. Pirkle
        Contracting Officer
--------------------------------------------------------------------------------
16B. UNITED STATES OF AMERICA                                  16C. DATE SIGNED
        BY    /S/ BOB R. PIRKLE                                 4-28-99
             ------------------------
        (Signature of Contracting Officer)
--------------------------------------------------------------------------------
NSN 7540-01-152-8070                  30-105            STANDARD FORM 30
PREVIOUS EDITION UNUSABLE                               (REV. 10-83)
                                                        Prescribed by GSA
                               CONTRACTOR'S COPY        FAR (48 CFR) 53.24

                                                                     NAS10-98001
                                                                      Mod. No.21
                                                                     Page 2 of 2

    1. Pursuant to Contract Article B-5, OPTIONS TO EXTEND THE PERIOD OF CONTRACT AND OPTIONS FOR INCREMENTAL INCREASE OF EFFORT, the Government unilaterally increases the maximum number of labor hours that can be ordered during the period October 1, 1998 through September 30, 1999 by 187,000 (163,550 Direct/23,450 Subcontract). This action increases the total contract value from $38,951,350 to $45,481,964, an increase of $6,530,614.

    2. Contract Article B-2, EFFORT REQUIRED DURING CONTRACT PERFORMANCE, is updated to reflect an increase in the maximum order requirements from 350,000 hours to 537,000 hours for the period October 1, 1998 through September 30, 1999.

    3. Contract Article B-5, OPTIONS TO EXTEND THE PERIOD OF CONTRACT AND OPTIONS FOR INCREMENTAL INCREASE OF EFFORT, is updated to reflect the total number of hours exercised to date and the optional labor hours remaining available.

    4. Contract Tables B-3.A, CONTRACT VALUE, and B-12, CONTRACT VALUE AND FUNDING, are updated to reflect the increase to estimated cost of $6,194,014, and increase the amounts for available award fee and incentive fee by $237,490, and $99,110, respectively.

    5. Contract Table B-3.C, AVAILABLE AND EARNED FEES, is updated to reflect an increase to available award fee of $237,490, and $99,110, for incentive fee.

    6.  The following page changes are made by this modification:


                               Remove Pages               Add/Replace Pages
                               ------------               -----------------
                                   7.1                          7.1
                                   8.1                          8.1
                                   8.2.1                        8.2.1
                                   9                            9
                                   14                           14

AMENDMENT OF SOLICITATION/MODIFICATION OF CONTRACT

--------------------------------------------------------------------------------
1.  CONTRACT ID CODE

--------------------------------------------------------------------------------
    PAGE OF PAGES
     1       1
--------------------------------------------------------------------------------
2.  AMENDMENT/MODIFICATION NO.
             22
--------------------------------------------------------------------------------
3.  EFFECTIVE DATE
    See Block 16C
--------------------------------------------------------------------------------
4.  REQUISITION/PURCHASE REQ. NO.
           MR 991003 S-4 (F)
--------------------------------------------------------------------------------
5.  PROJECT NO. (If applicable)

--------------------------------------------------------------------------------
6.  ISSUED BY                                         CODE    OP-OSO BP
           John F. Kennedy Space Center, NASA         --------------------------
           Procurement Office
           Kennedy Space Center, FL 32899
--------------------------------------------------------------------------------
7.  ADMINISTERED BY (If other than Item 6)            CODE   OP-OSO
           John F. Kennedy Space Center, NASA         --------------------------
           Procurement Office
           Kennedy Space Center, FL 32899
--------------------------------------------------------------------------------
8.  NAME AND ADDRESS OF CONTRACTOR (No., street, county, State, and Zip Code)

    Subcontractor:                        Prime Contractor:

    Dynacs Engineering Company, Inc.      U. S. Small Business Administration
    35111 US Hwy 19 North, Suite 300      100 So. Biscayne Blvd., 7th fl.
    Palm Harbor, FL 34684                 Miami, FL 33131

    Subcontract Number: 0455-97-706158
--------------------------------------------------------------------------------
    CODE                                                FACILITY CODE
--------------------------------------------------------------------------------
(x) 9A.    AMENDMENT OF SOLICITATION NO.
--------------------------------------------------------------------------------
    9B.    DATED (SEE ITEM 11)
--------------------------------------------------------------------------------
X   10A. MODIFICATION OF CONTRACT/ORDER NO.
           NAS10-98001
--------------------------------------------------------------------------------
    10B. DATED (SEE ITEM 13)
           9/22/97
--------------------------------------------------------------------------------
            11. THIS ITEM ONLY APPLIES TO AMENDMENTS OF SOLICITATIONS
--------------------------------------------------------------------------------
|_| The above numbered solicitation is amended as set forth in item 14. The hour and date specified for receipt of Offers |_| is extended, |_| is not extended.

Offers must acknowledge receipt of this amendment prior to the hour and date specified in the solicitation or as amended, by one of the following methods:

(a) By completing Items 8 and 15, and returning __ copies of the amendment; (b) By acknowledging receipt of this amendment on each copy of the offer submitted; or (c) By separate letter or telegram which includes a reference to the solicitation and amendment numbers. FAILURE OF YOUR ACKNOWLEDGEMENT TO BE RECEIVED AT THE PLACE DESIGNATED FOR THE RECEIPT OF OFFERS PRIOR TO THE HOUR AND DATE SPECIFIED MAY RESULT IN REJECTION OF YOUR OFFER. If by virtue of this amendment you desire to change an offer already submitted, such change may be made by telegram or letter, provided each telegram or letter makes reference to the solicitation and this amendment, and is received prior to the opening hour and date specified.
--------------------------------------------------------------------------------
12.     ACCOUNTING AND APPROPRIATION DATA (If required)

        CW-1/2590C/40-00-00/34/99 $2,351,977.00  INCREASE
--------------------------------------------------------------------------------
13.     THIS ITEM APPLIES ONLY TO MODIFICATIONS OF CONTRACTS/ORDERS,
        IT MODIFIES THE CONTRACT/ORDER NO. AS DESCRIBED IN ITEM 14.
--------------------------------------------------------------------------------
(x)     A. THIS CHANGE ORDER IS ISSUED PURSUANT TO: (Specify authority)
           THE CHANGES SET FORTH IN ITEM 14 ARE MADE IN THE CONTRACT ORDER NO. IN ITEM 10A.
--------------------------------------------------------------------------------
X       B. THE ABOVE NUMBERED CONTRACT/ORDER IS MODIFIED TO REFLECT THE
           ADMINISTRATIVE CHANGES (such as changes in paying office, appropriation date, etc.) SET FORTH IN ITEM 14, PURSUANT TO THE AUTHORITY OF FAR 43.103(b).
--------------------------------------------------------------------------------
        C. THIS SUPPLEMENTAL AGREEMENT IS ENTERED INTO PURSUANT TO AUTHORITY OF:

--------------------------------------------------------------------------------
        D. OTHER (Specify type of modification and authority)

--------------------------------------------------------------------------------
E.      IMPORTANT: Contractor |X| is not, |_| is required to sign this document
                   and return 4 copies to the issuing office.
--------------------------------------------------------------------------------
14. DESCRIPTION OF AMENDMENT/MODIFICATION (Organized by UCF section headings, including solicitation/contract subject matter where feasible.)

        A. The purpose of this modification is to incrementally fund the contract with an additional $2,351,977.00 as reflected in Table B-12 for a revised total of $45,140,424.00. Funding is adequate for contract performance through September 30, 1999.

        B. As a result of the above change, page 14 of subject contract, as revised, is deleted and the enclosed page 14 is substituted in lieu thereof.
--------------------------------------------------------------------------------
15A. NAME AND TITLE OF SIGNER (Type or print)

--------------------------------------------------------------------------------
15B. CONTRACTOR/OFFEROR                                      15C. DATE SIGNED

        ---------------------------------------
        (Signature of person authorized to sign)
--------------------------------------------------------------------------------
16A. NAME AND TITLE OF CONTRACTING OFFICER (Type or print)
        Bob R. Pirkle
        Contracting Officer
--------------------------------------------------------------------------------
16B. UNITED STATES OF AMERICA                                  16C. DATE SIGNED
        BY    /s/ Bob R. Pirkle                                 5-20-99
             ------------------------
        (Signature of Contracting Officer)
--------------------------------------------------------------------------------
NSN 7540-01-152-8070                  30-105            STANDARD FORM 30
PREVIOUS EDITION UNUSABLE                               (REV. 10-83)
                                                        Prescribed by GSA
                               CONTRACTOR'S COPY        FAR (48 CFR) 53.243

AMENDMENT OF SOLICITATION/MODIFICATION OF CONTRACT
--------------------------------------------------------------------------------
1.  CONTRACT ID CODE
    NAS1O-98001
--------------------------------------------------------------------------------
    PAGE OF PAGES
     1       2
--------------------------------------------------------------------------------
2.  AMENDMENT/MODIFICATION NO.
             23
--------------------------------------------------------------------------------
3.  EFFECTIVE DATE
    See Block 16C
--------------------------------------------------------------------------------
4.  REQUISITION/PURCHASE REQ. NO.
           MR 991003 S-5 (F)
--------------------------------------------------------------------------------
5.  PROJECT NO. (If applicable)

--------------------------------------------------------------------------------
6.  ISSUED BY                                         CODE    OP-OSO  BP
           John F. Kennedy Space Center, NASA         --------------------------
           Procurement Office
           Kennedy Space Center, FL 32899
--------------------------------------------------------------------------------
7.  ADMINISTERED BY (If other than Item 6)            CODE   OP-OSO BP
           John F. Kennedy Space Center, NASA         --------------------------
           Procurement Office
           Kennedy Space Center, FL 32899
--------------------------------------------------------------------------------
8.  NAME AND ADDRESS OF CONTRACTOR (No., street, county, State, and Zip Code)

    Subcontractor:                        Prime Contractor:

    Dynacs Engineering Company, Inc.      U. S. Small Business Admin.
    35111 US Hwy 19 N., Suite 300         100 S. Biscayne Blvd., 7th floor
    Palm Harbor, FL 34684                 Miami, FL 33131

    Subcontract Number: 0455-97-706158
--------------------------------------------------------------------------------
    CODE                                                FACILITY CODE
--------------------------------------------------------------------------------
    9A.    AMENDMENT OF SOLICITATION NO.

    9B.    DATED (SEE ITEM 11)
--------------------------------------------------------------------------------
    10A. MODIFICATION OF CONTRACT/ORDER NO.
           NAS10-98001
--------------------------------------------------------------------------------
    10B. DATED (SEE ITEM 13)
           10/1/97
--------------------------------------------------------------------------------
            11. THIS ITEM ONLY APPLIES TO AMENDMENTS OF SOLICITATIONS
--------------------------------------------------------------------------------
|_| The above numbered solicitation is amended as set forth in Item 14. The hour and date specified for receipt of Offers |_| is extended, |_| is not extended. Offers must acknowledge receipt of this amendment prior to the hour and date specified in the solicitation or as amended, by one of the following methods:

(a) By completing Items 8 and 15, and returning __ copies of the amendment; (b) By acknowledging receipt of this amendment on each copy of the offer submitted; or (c) By separate letter or telegram which includes a reference to the solicitation and amendment numbers. FAILURE OF YOUR ACKNOWLEDGEMENT TO BE RECEIVED AT THE PLACE DESIGNATED FOR THE RECEIPT OF OFFERS PRIOR TO THE HOUR AND DATE SPECIFIED MAY RESULT IN REJECTION OF YOUR OFFER. If by virtue of this amendment you desire to change an offer already submitted, such change may be made by telegram or letter, provided each telegram or letter makes reference to the solicitation and this amendment, and is received prior to the opening hour and date specified.
--------------------------------------------------------------------------------
12.     ACCOUNTING AND APPROPRIATION DATA (If required)

        CW-1/2590C/40-00-00/34/99 MR 991033 S-5 (F)   $1,017,500.00 increase
--------------------------------------------------------------------------------
13.     THIS ITEM APPLIES ONLY TO MODIFICATIONS OF CONTRACTS/ORDERS,
        IT MODIFIES THE CONTRACT/ORDER NO. AS DESCRIBED IN ITEM 14.
--------------------------------------------------------------------------------
|_|     A. THIS CHANGE ORDER IS ISSUED PURSUANT TO: (Specify authority)
           THE CHANGES SET FORTH IN ITEM 14 ARE MADE IN THE CONTRACT ORDER NO. IN ITEM 10A.
--------------------------------------------------------------------------------
        B. THE ABOVE NUMBERED CONTRACT/ORDER IS MODIFIED TO REFLECT THE ADMINISTRATIVE CHANGES (such as changes in paying office, appropriation date, etc.) SET FORTH IN ITEM 14, PURSUANT TO THE AUTHORITY OF FAR 43.103(b).
--------------------------------------------------------------------------------
        C. THIS SUPPLEMENTAL AGREEMENT IS ENTERED INTO PURSUANT TO AUTHORITY OF:

--------------------------------------------------------------------------------
|X|     D. OTHER (Specify type of modification and authority)

                   Exercise of option pursuant to Article B-5
--------------------------------------------------------------------------------
E.      IMPORTANT: Contractor |X| is not, |_| is required to sign this document
                   and return 3 copies to the issuing office.
--------------------------------------------------------------------------------
14. DESCRIPTION OF AMENDMENT/MODIFICATION (Organized by UCF section headings, including solicitation/contract subject matter where feasible.)

        The purpose of this modification is to incrementally fund the contract with an additional $1,017,500.00 and to exercise the option for 19,000 additional labor hours.

                                   SEE PAGE 2
--------------------------------------------------------------------------------
15B. CONTRACTOR/OFFEROR                                      15C. DATE SIGNED

        ---------------------------------------
        (Signature of person authorized to sign)
--------------------------------------------------------------------------------
           Bob R. Pirkle
        Contracting Officer
--------------------------------------------------------------------------------
16B. UNITED STATES OF AMERICA                                  16C. DATE SIGNED
        BY    /s/ Bob R. Pirkle                                 7-27-99
             ------------------------
        (Signature of Contracting Officer)
--------------------------------------------------------------------------------
NSN 7540-01-152-8070                  30-105            STANDARD FORM 30 (REV.
PREVIOUS EDITION UNUSABLE                               10-83)
                                                        Prescribed by GSA
                               CONTRACTOR'S COPY        FAR (48 CFR) 53.243

                                                                     NAS10-98001
                                                                     Mod. No. 23
                                                                     Page 2 of 2


A. This modification incrementally funds the contract with an additional $1,017,500 as reflected in the Table B-12 for a revised total of $46,157,924. Funding is adequate for contract performance through September 1999.

B. Pursuant to Contract Article B-5, OPTIONS TO EXTEND THE PERIOD OF CONTRACT AND OPTIONS FOR INCREMENTAL INCREASE OF EFFORT, the Government unilaterally increases the maximum number of labor hours that can be ordered during the period October 1, 1998 through September 30, 1999 by 19,000 (13,000 Direct / 3,000 Subcontract). This action increases the total contract value from $45,481,964 to $46,157,924, an increase of $675,960.

C. Contract Article B-2, EFFORT REQUIRED DURING CONTRACT PERFORMANCE, is updated to reflect an increase in the maximum order requirements from 537,000 hours to 556,000 hours for the period October 1, 1998 through September 30, 1999.

D. Contract Article B-5, OPTIONS TO EXTEND THE PERIOD OF CONTRACT AND OPTIONS FOR INCREMENTAL INCREASE OF EFFORT, is updated to reflect the total number of hours exercised to date and optional labor hours remaining available.

E. Contract Tables B-3.A, CONTRACT VALUE, and B-12, CONTRACT VALUE AND FUNDING, are updated to reflect the increase to estimated cost of $641,760, and increase the amounts of available award fee and incentive fee by $24,130 and $10,070, respectively.

F. Contract Table B-3.C, AVAILABLE AND EARNED FEES, is updated to reflect an increase to available award fee of $24,130 and $10,070, for incentive fee.

G. The following page changes are made by this modification:

          Remove Pages                  Replace Pages
          ------------                  -------------

               7.1                           7.1
               8.1                           8.1
               8.2.1                         8.2.1
               9                             9
               14                            14

AMENDMENT OF SOLICITATION/MODIFICATION OF CONTRACT

--------------------------------------------------------------------------------
1.  CONTRACT ID CODE

       NAS10-98001
--------------------------------------------------------------------------------
    PAGE OF PAGES
     1       1
--------------------------------------------------------------------------------
2.  AMENDMENT/MODIFICATION NO.
             24
--------------------------------------------------------------------------------
3.  EFFECTIVE DATE
    See Block 16C
--------------------------------------------------------------------------------
4.  REQUISITION/PURCHASE REQ. NO.

--------------------------------------------------------------------------------
5.  PROJECT NO. (If applicable)

--------------------------------------------------------------------------------
6.  ISSUED BY                                         CODE    OP-OSO  TP
           John F. Kennedy Space Center, NASA         --------------------------
           Procurement Office
           Kennedy Space Center, FL 32899
--------------------------------------------------------------------------------
7.  ADMINISTERED BY (If other than Item 6)            CODE   OP-OSO TP
           John F. Kennedy Space Center, NASA         --------------------------
           Procurement Office
           Kennedy Space Center, FL 32899
--------------------------------------------------------------------------------
8.  NAME AND ADDRESS OF CONTRACTOR (No., street, county, State, and Zip Code)

    Subcontractor:                        Prime Contractor:

    Dynacs Engineering Co., Inc.      U. S. Small Business Admin.
    35111 US Hwy 19 N., Suite 300         100 S. Biscayne Blvd., 7th floor
    Palm Harbor, FL 34684                 Miami, FL 33131

    Subcontract Number: 0455-97-706158

--------------------------------------------------------------------------------
    CODE                                                FACILITY CODE
--------------------------------------------------------------------------------
    9A.    AMENDMENT OF SOLICITATION NO.
--------------------------------------------------------------------------------
    9B.    DATED (SEE ITEM 11)
--------------------------------------------------------------------------------
    10A. MODIFICATION OF CONTRACT/ORDER NO.
           NAS10-98001
--------------------------------------------------------------------------------
    10B. DATED (SEE ITEM 13)
          10/1/97
--------------------------------------------------------------------------------
            11. THIS ITEM ONLY APPLIES TO AMENDMENTS OF SOLICITATIONS
--------------------------------------------------------------------------------
|_| The above numbered solicitation is amended as set forth in Item 14. The hour and date specified for receipt of Offers |_| is extended, |_| is not extended.

Offers must acknowledge receipt of this amendment prior to the hour and date specified in the solicitation or as amended, by one of the following methods:

(a) By completing Items 8 and 15, and returning __ copies of the amendment; (b) By acknowledging receipt of this amendment on each copy of the offer submitted; or (c) By separate letter or telegram which includes a reference to the solicitation and amendment numbers. FAILURE OF YOUR ACKNOWLEDGEMENT TO BE RECEIVED AT THE PLACE DESIGNATED FOR THE RECEIPT OF OFFERS PRIOR TO THE HOUR AND DATE SPECIFIED MAY RESULT IN REJECTION OF YOUR OFFER. If by virtue of this amendment you desire to change an offer already submitted, such change may be made by telegram or letter, provided each telegram or letter makes reference to the solicitation and this amendment, and is received prior to the opening hour and date specified.
--------------------------------------------------------------------------------
12.     ACCOUNTING AND APPROPRIATION DATA (If required)

--------------------------------------------------------------------------------
13.     THIS ITEM APPLIES ONLY TO MODIFICATIONS OF CONTRACTS/ORDERS,
        IT MODIFIES THE CONTRACT/ORDER NO. AS DESCRIBED IN ITEM 14.
--------------------------------------------------------------------------------
        A. THIS CHANGE ORDER IS ISSUED PURSUANT TO: (Specify authority)
           THE CHANGES SET FORTH IN ITEM 14 ARE MADE IN THE CONTRACT ORDER NO. IN ITEM 10A.
--------------------------------------------------------------------------------
X       B. THE ABOVE NUMBERED CONTRACT/ORDER IS MODIFIED TO REFLECT THE
           ADMINISTRATIVE CHANGES (such as changes in paying office, appropriation date, etc.) SET FORTH IN ITEM 14, PURSUANT TO THE AUTHORITY OF FAR 43.103(b).
--------------------------------------------------------------------------------
        C. THIS SUPPLEMENTAL AGREEMENT IS ENTERED INTO PURSUANT TO AUTHORITY OF

--------------------------------------------------------------------------------
        D. OTHER (Specify type of modification and authority)

--------------------------------------------------------------------------------
E.      IMPORTANT: Contractor |X| is not, |_| is required to sign this document
                   and return 3 copies to the issuing office.
--------------------------------------------------------------------------------
14. DESCRIPTION OF AMENDMENT/MODIFICATION (Organized by UCF section headings, including solicitation/contract subject matter where feasible.)

        A. The purpose of this modification is to add a clause entitled "ARTICLE G-8, GOVERNMENT FURNISHED PROPERTY" to the contract. Replacement page 27 that contains the new clause is attached to this modification.
--------------------------------------------------------------------------------
15B. CONTRACTOR/OFFEROR                                      15C. DATE SIGNED

        ---------------------------------------
        (Signature of person authorized to sign)
--------------------------------------------------------------------------------
        Timothy W. Pugh
        Contracting Officer
--------------------------------------------------------------------------------
16B. UNITED STATES OF AMERICA                                  16C. DATE SIGNED
        BY    /s/ Timothy W. Pugh                                 7-30-99
             ------------------------
        (Signature of Contracting Officer)
--------------------------------------------------------------------------------
NSN 7540-01-152-8070                  30-105            STANDARD FORM 30
PREVIOUS EDITION UNUSABLE                               (REV. 10-83)
                                                        Prescribed by GSA
                               CONTRACTOR'S COPY        FAR (48 CFR) 53.243

AMENDMENT OF SOLICITATION/MODIFICATION OF CONTRACT

--------------------------------------------------------------------------------
1.  CONTRACT ID CODE
    NAS10-98001
--------------------------------------------------------------------------------
    PAGE OF PAGES
     1       1
--------------------------------------------------------------------------------
2.  AMENDMENT/MODIFICATION NO.
             25
--------------------------------------------------------------------------------
3.  EFFECTIVE DATE
    See Block 16C
--------------------------------------------------------------------------------
4.  REQUISITION/PURCHASE REQ. NO.

--------------------------------------------------------------------------------
5.  PROJECT NO. (If applicable)

--------------------------------------------------------------------------------
6.  ISSUED BY                                         CODE    OP-OSO
           John F. Kennedy Space Center, NASA
           Procurement Office
           Kennedy Space Center, FL 32899
--------------------------------------------------------------------------------
7.  ADMINISTERED BY (If other than Item 6)            CODE   OP-OSO
           John F. Kennedy Space Center, NASA
           Procurement Office
           Kennedy Space Center, FL 32899
--------------------------------------------------------------------------------
8.  NAME AND ADDRESS OF CONTRACTOR (No., street, county, State, and Zip Code)

    Subcontractor:                        Prime Contractor:

    Dynacs Engineering Company, Inc.      U. S. Small Business Admin.
    35111 US Hwy 19 N., Suite 300         100 S. Biscayne Blvd., 7th floor
    Palm Harbor, FL 34684                 Miami, FL 33131

    Subcontract Number: 0455-97-706158
--------------------------------------------------------------------------------
    CODE                                                FACILITY CODE
--------------------------------------------------------------------------------
    9A.    AMENDMENT OF SOLICITATION NO.
--------------------------------------------------------------------------------
    9B.    DATED (SEE ITEM 11)

    10A. MODIFICATION OF CONTRACT/ORDER NO.
           NAS10-98001
--------------------------------------------------------------------------------
    10B. DATED (SEE ITEM 13)
           9/22/97
--------------------------------------------------------------------------------
            11. THIS ITEM ONLY APPLIES TO AMENDMENTS OF SOLICITATIONS
--------------------------------------------------------------------------------
|_| The above numbered solicitation is amended as set forth in Item 14. The hour and date specified for receipt of Offers |_| is extended, |_| is not extended.

Offers must acknowledge receipt of this amendment prior to the hour and date specified in the solicitation or as amended, by one of the following methods:

(a) By completing Items 8 and 15, and returning __ copies of the amendment; (b) By acknowledging receipt of this amendment on each copy of the offer submitted; or (c) By separate letter or telegram which includes a reference to the solicitation and amendment numbers. FAILURE OF YOUR ACKNOWLEDGEMENT TO BE RECEIVED AT THE PLACE DESIGNATED FOR THE RECEIPT OF OFFERS PRIOR TO THE HOUR AND DATE SPECIFIED MAY RESULT IN REJECTION OF YOUR OFFER. If by virtue of this amendment you desire to change an offer already submitted, such change may be made by telegram or letter, provided each telegram or letter makes reference to the solicitation and this amendment, and is received prior to the opening hour and date specified.
--------------------------------------------------------------------------------
12.     ACCOUNTING AND APPROPRIATION DATA (If required)

--------------------------------------------------------------------------------
13.     THIS ITEM APPLIES ONLY TO MODIFICATIONS OF CONTRACTS/ORDERS,
        IT MODIFIES THE CONTRACT/ORDER NO. AS DESCRIBED IN ITEM 14.
--------------------------------------------------------------------------------
        A. THIS CHANGE ORDER IS ISSUED PURSUANT TO: (Specify authority)
           THE CHANGES SET FORTH IN ITEM 14 ARE MADE IN THE CONTRACT ORDER NO. IN ITEM 10A.
--------------------------------------------------------------------------------
        B. THE ABOVE NUMBERED CONTRACT/ORDER IS MODIFIED TO REFLECT THE ADMINISTRATIVE CHANGES (such as changes in paying office, appropriation date, etc.) SET FORTH IN ITEM 14, PURSUANT TO THE AUTHORITY OF FAR 43.103(b).
--------------------------------------------------------------------------------
|X|     C. THIS SUPPLEMENTAL AGREEMENT IS ENTERED INTO PURSUANT TO AUTHORITY OF
           FAR 52-243-2 CHANGES COST REIMBURSEMENT (AUG 1989) ALTERNATE I (APR
           1984) AND MUTUAL AGREEMENT OF THE PARTIES
--------------------------------------------------------------------------------
        D. OTHER (Specify type of modification and authority)

--------------------------------------------------------------------------------
E.      IMPORTANT: Contractor | | is not, |X| is required to sign this document
                   and return 3 copies to the issuing office.
--------------------------------------------------------------------------------
14. DESCRIPTION OF AMENDMENT/MODIFICATION (Organized by UCF section headings, including solicitation/contract subject matter where feasible.)

        A. The purpose of this modification is to add a clause entitled "ARTICLE G-9, KSC 52.239-90 KSC INFORMATION TECHNOLOGY (IT) SECURITY PROGRAM (AUG
        1999)" to contract NAS10-98001. Replacement page 27 that contains the new clause is attached to this modification.

        B. The above modification results in no adjustment in contract valued.

--------------------------------------------------------------------------------
15B. CONTRACTOR/OFFEROR                                      15C. DATE SIGNED

        /s/ [ILLEGIBLE]                                             8-20-99
        ---------------------------------------
        (Signature of person authorized to sign)
--------------------------------------------------------------------------------
        Timothy W. Pugh
        Contracting Officer
--------------------------------------------------------------------------------
16B. UNITED STATES OF AMERICA                                  16C. DATE SIGNED
        BY    /S/ Timothy W. Pugh                                 9-13-99
             ------------------------
        (Signature of Contracting Officer)
--------------------------------------------------------------------------------
NSN 7540-01-152-8070                  30-105            STANDARD FORM 30
PREVIOUS EDITION UNUSABLE                               (REV. 10-83)
                                                        Prescribed by GSA
                               Contractor's Copy        FAR (48 CFR) 53.243

                                                                     NAS10-98001
                                                                 Modification 25
                                                                         Page 27

        Government to fulfill them in a timely manner in order to minimize Contractor procurement.

D. Items generally considered "fixtures" (i.e., become a part of the premises when installed, such as water coolers, air condititioners partitions...) shall not be purchased by the Contractor under the authority of this clause. Additionally, items of a capital nature shall not be purchased under the authority of this clause without the prior written approval of the Contracting Officer.

ARTICLE G-8 GOVERNMENT FURNISHED PROPERTY (Incorporated via Modification 24)

The Government property to be furnished under this contract is set forth in Section J, Attachment J-2 of this contract.

A.  Rent-Free Use

       1. The Contractor may enter into arrangements with other on-site contractors to perform certain work in furtherance of KSC objectives. To this end, the contractor is authorized to use, on a rent-free non-interference basis, the Government-furnished property and facilities provided under this contract. This authority may be unilaterally withdrawn by the Government without adjustment to any other provision of this contract.

ARTICLE G-9 KSC 52.239-90 KSC INFORMATION TECHNOLOGY (IT) SECURITY PROGRAM (AUG
1999) (Incorporated via Modification 25)

KSC Contractors that process NASA data shall comply with NASA's Information Technology (IT) Security Program. Contractors shall ensure as computers are reassigned or excessed that computer's hard disks are erased so that sensitive data and Government-licensed software cannot be recovered.

The Contractor shall comply with the following:

    a. NPD 2810.1, Security of Information Technology, available for review at http://nodis.hq.nasa.gov/Library/Directives/NASA-WIDE/Policies/Legal
        Policies/N_PD_2810_1.html

    b. NPG 2810, Security of Information Technology, available for review at http://www.ksc.nasa.gov/nasaonly/cio/nasadocs/npg2810_21may99.pdf

    c. KDP-KSC-P-1836, Removing Data and licensed Software from Information Technology Storage Devices, available for review under Kennedy Documented Procedures, (AA) at http://wit.ksc.nasa.gov/BusinessWorld/html/ksc_procedures.html

AMENDMENT OF SOLICITATION/MODIFICATION OF CONTRACT

--------------------------------------------------------------------------------
1.  CONTRACT ID CODE     NAS10-98001

--------------------------------------------------------------------------------
    PAGE OF PAGES
     1       1
--------------------------------------------------------------------------------
2.  AMENDMENT/MODIFICATION NO.
             26
--------------------------------------------------------------------------------
3.  EFFECTIVE DATE
    See Block 16C
--------------------------------------------------------------------------------
4.  REQUISITION/PURCHASE REQ. NO.
           MR 991003 S-6 (F)
--------------------------------------------------------------------------------
5.  PROJECT NO. (If applicable)

--------------------------------------------------------------------------------
6.  ISSUED BY                                         CODE    OP-OSO
           John F. Kennedy Space Center, NASA
           Procurement Office
           Kennedy Space Center, FL 32899
--------------------------------------------------------------------------------
7.  ADMINISTERED BY (If other than Item 6)            CODE   OP-OSO
           John F. Kennedy Space Center, NASA
           Procurement Office
           Kennedy Space Center, FL 32899
--------------------------------------------------------------------------------
8.  NAME AND ADDRESS OF CONTRACTOR (No., street, county, State, and Zip Code)

    Subcontractor:                        Prime Contractor:

    Dynacs Engineering Company, Inc.      U. S. Small Business Admin.
    35111 US Hwy 19 N., Suite 300         100 S. Biscayne Blvd. 7th Floor
    Palm Harbor, FL 34684                 Miami, FL 33131

    Subcontract Number: 0455-97-706158

--------------------------------------------------------------------------------
    CODE                                                FACILITY CODE
--------------------------------------------------------------------------------
    9A.    AMENDMENT OF SOLICITATION NO.

    9B.    DATED (SEE ITEM 11)
--------------------------------------------------------------------------------
    10A. MODIFICATION OF CONTRACT/ORDER NO.
           NAS10-98001
--------------------------------------------------------------------------------
    10B. DATED (SEE ITEM 13)
          10/1/97
--------------------------------------------------------------------------------
            11. THIS ITEM ONLY APPLIES TO AMENDMENTS OF SOLICITATIONS
--------------------------------------------------------------------------------
|_| The above numbered solicitation is amended as set forth in item 14. The hour and date specified for receipt of Offers |_| is extended, |_| is not extended.

Offers must acknowledge receipt of this amendment prior to the hour and date specified in the solicitation or as amended, by one of the following methods:

(a) By completing Items 8 and 15, and returning __ copies of the amendment; (b) By acknowledging receipt of this amendment on each copy of the offer submitted; or (c) By separate letter or telegram which includes a reference to the solicitation and amendment numbers. FAILURE OF YOUR ACKNOWLEDGEMENT TO BE RECEIVED AT THE PLACE DESIGNATED FOR THE RECEIPT OF OFFERS PRIOR TO THE HOUR AND DATE SPECIFIED MAY RESULT IN REJECTION OF YOUR OFFER. If by virtue of this amendment you desire to change an offer already submitted, such change may be made by telegram or letter, provided each telegram or letter makes reference to the solicitation and this amendment, and is received prior to the opening hour and date specified.
--------------------------------------------------------------------------------
12.     ACCOUNTING AND APPROPRIATION DATA (If required)

        CW-1/2590C/40-00-00/34/99 MR 991003 S-6 $2,200,031.00 Increase
--------------------------------------------------------------------------------
13.     THIS ITEM APPLIES ONLY TO MODIFICATIONS OF CONTRACTS/ORDERS,
        IT MODIFIES THE CONTRACT/ORDER NO. AS DESCRIBED IN ITEM 14.
--------------------------------------------------------------------------------
        A. THIS CHANGE ORDER IS ISSUED PURSUANT TO: (Specify authority)
           THE CHANGES SET FORTH IN ITEM 14 ARE MADE IN THE CONTRACT ORDER NO. IN ITEM 10A.
--------------------------------------------------------------------------------
        B. THE ABOVE NUMBERED CONTRACT/ORDER IS MODIFIED TO REFLECT THE ADMINISTRATIVE CHANGES (such as changes in paying office, appropriation date, etc.) SET FORTH IN ITEM 14, PURSUANT TO THE AUTHORITY OF FAR 43.103(b).
--------------------------------------------------------------------------------
        C. THIS SUPPLEMENTAL AGREEMENT IS ENTERED INTO PURSUANT TO AUTHORITY OF FAR 52-243-2 CHANGES COST REIMBURSEMENT (AUG 1989) ALTERNATE I (APR
           1984) AND MUTUAL AGREEMENT OF THE PARTIES
--------------------------------------------------------------------------------
|X|     D. OTHER (Specify type of modification and authority)
           Contract Provision B-5, Options to Extend the Period of Contract.
--------------------------------------------------------------------------------
E.      IMPORTANT: Contractor |X| is not, |_| is required to sign this document
                   and return 3 copies to the issuing office.
--------------------------------------------------------------------------------
14. DESCRIPTION OF AMENDMENT/MODIFICATION (Organized by UCF section headings, including solicitation/contract subject matter where feasible.)

        See Page 2

Except as provided herein, all terms and conditions of the document referenced in Item 9A or 10A, as heretofore changed, remains unchanged and in full effect.
--------------------------------------------------------------------------------
15A. NAME AND TITLE OF SIGNER (Type or print)

--------------------------------------------------------------------------------
15B. CONTRACTOR/OFFEROR                                      15C. DATE SIGNED

        ---------------------------------------
        (Signature of person authorized to sign)
--------------------------------------------------------------------------------
16A. NAME AND TITLE OF CONTRACTING OFFICER (Type or print)

        Marlo F. Krisberg
--------------------------------------------------------------------------------
16B. UNITED STATES OF AMERICA                                  16C. DATE SIGNED

        BY     /s/ Marlo F. Krisberg                                    9-8-99
             ------------------------
        (Signature of Contracting Officer)
--------------------------------------------------------------------------------
NSN 7540-01-152-8070                  30-105            STANDARD FORM 30
PREVIOUS EDITION UNUSABLE                               (REV. 10-83)
                                                        Prescribed by GSA
                               CONTRACTOR'S COPY        FAR (48 CFR) 53.243

                                                                     NAS10-98001
                                                                 Modification 26
                                                                     Page 2 of 2

A. The purpose of this modification is to exercise the option period commencing October 1, 1999 through September 30, 2000. The estimated contract value, as shown on Table B-3.A, for option period 10/01/99 - 9/30/00 in the amount of $17,699,862 was utilized as the basis for establishing the estimated contract value for this option period.

B. In addition, this modification incrementally funds this contract with an additional $2,200,031.00. Table B-12 has been updated to reflect the allotment of this addition incremental funding.

C. As a result of these changes, Tables B-3.A and B-12 (pages 8.1 and 14) of the subject contract, as revised, are hereby deleted in their entirety and the enclosed Tables B-3.A and B-12 (pages 8.1 and 14) are substituted in lieu thereof.

AMENDMENT OF SOLICITATION/MODIFICATION OF CONTRACT

1.  CONTRACT ID CODE     NAS10-98001

    PAGE OF PAGES
     1       1
--------------------------------------------------------------------------------
2.  AMENDMENT/MODIFICATION NO.
             27
--------------------------------------------------------------------------------
3.  EFFECTIVE DATE
    See Block 16C
--------------------------------------------------------------------------------
4.  REQUISITION/PURCHASE REQ. NO.

--------------------------------------------------------------------------------
5.  PROJECT NO. (If applicable)
--------------------------------------------------------------------------------
6.  ISSUED BY                                         CODE    OP-OSO
           John F. Kennedy Space Center, NASA
           Procurement Office
           Kennedy Space Center, FL 32899
--------------------------------------------------------------------------------
7.  ADMINISTERED BY (If other than Item 5)            CODE   OP-OSO
           John F. Kennedy Space Center, NASA
           Procurement Office
           Kennedy Space Center, FL 32899
--------------------------------------------------------------------------------
8.  NAME AND ADDRESS OF CONTRACTOR (No., street, county, State, and Zip Code)

    Subcontractor:                        Prime Contractor:

    Dynacs Engineering Company, Inc.      U. S. Small Business Administration
    35111 US Hwy 19 N. Suite 300          100 S. Biscayne Blvd. 7th Floor
    Palm Harbor, FL 34684                 Miami, FL 33131

    Subcontract Number: 0455-97-706158

    CODE                                                FACILITY CODE
--------------------------------------------------------------------------------
    9A.    AMENDMENT OF SOLICITATION NO.
--------------------------------------------------------------------------------
    9B.    DATED (SEE ITEM 11)
--------------------------------------------------------------------------------
    10A. MODIFICATION OF CONTRACT/ORDER NO.
           NAS10-98001
--------------------------------------------------------------------------------
    10B. DATED (SEE ITEM 13)
          10/1/97
--------------------------------------------------------------------------------
            11. THIS ITEM ONLY APPLIES TO AMENDMENTS OF SOLICITATIONS
--------------------------------------------------------------------------------
|_| The above numbered solicitation is amended as set forth in item 14. The hour and date specified for receipt of Offers |_| is extended. |_| Is not extended.

Offers must acknowledge receipt of this amendment prior to the hour and date specified in the solicitation or as amended, by one of the following methods:

(a) By completing Items 8 and 15, and returning __ copies of the amendment; (b) By acknowledging receipt of this amendment on each copy of the offer submitted; or (C) By separate letter or telegram which includes a reference to the solicitation and amendment numbers. FAILURE OF YOUR ACKNOWLEDGEMENT TO BE RECEIVED AT THE PLACE DESIGNATED FOR THE RECEIPT OF OFFERS PRIOR TO THE HOUR AND DATE SPECIFIED MAY RESULT IN REJECTION OF YOUR OFFER. If by virtue of this amendment you desire to change an offer already submitted, such change may be made by telegram or letter, provided each telegram or letter makes reference to the solicitation and this amendment, and is received prior to the opening hour and date specified.
--------------------------------------------------------------------------------
12.     ACCOUNTING AND APPROPRIATION DATA (If required)

--------------------------------------------------------------------------------
13.     THIS ITEM APPLIES ONLY TO MODIFICATIONS OF CONTRACTS/ORDERS,
        IT MODIFIES THE CONTRACT/ORDER NO. AS DESCRIBED IN ITEM 14.
--------------------------------------------------------------------------------
        A. THIS CHANGE ORDER IS ISSUED PURSUANT TO: (Specify authority)
           THE CHANGES SET FORTH IN ITEM 14 ARE MADE IN THE CONTRACT ORDER NO. IN ITEM 10A.
--------------------------------------------------------------------------------
[X]     B. THE ABOVE NUMBERED CONTRACT/ORDER IS MODIFIED TO REFLECT THE
           ADMINISTRATIVE CHANGES (such as changes in paying office, appropriation date, etc.) SET FORTH IN ITEM 14, PURSUANT TO THE AUTHORITY OF FAR 43.103(b).
--------------------------------------------------------------------------------
        C. THIS SUPPLEMENTAL AGREEMENT IS ENTERED INTO PURSUANT TO AUTHORITY OF FAR 52-243-2 CHANGES COST REIMBURSEMENT (AUG 1989) ALTERNATE I (APR
           1984) AND MUTUAL AGREEMENT OF THE PARTIES
--------------------------------------------------------------------------------
        D. OTHER (Specify type of modification and authority)
--------------------------------------------------------------------------------
E.      IMPORTANT: Contractor |X| is not, |_| is required to sign this document
                   and return 3 copies to the issuing office.
--------------------------------------------------------------------------------
14. DESCRIPTION OF AMENDMENT/MODIFICATION (Organized by UCF section headings, including solicitation/contract subject matter where feasible.)

        See Page 2

        Except as provided herein, all terms and conditions of the document referenced in Item 9A or 10A, as heretofore changed, remains unchanged and in full effect.
--------------------------------------------------------------------------------
15A. NAME AND TITLE OF SIGNER (Type or print)

--------------------------------------------------------------------------------
15B. CONTRACTOR/OFFEROR                                      15C. DATE SIGNED

        ---------------------------------------
        (Signature of person authorized to sign)
--------------------------------------------------------------------------------
16A. NAME AND TITLE OF CONTRACTING OFFICER (Type or print)

        Timothy W. Pugh
--------------------------------------------------------------------------------
16B. UNITED STATES OF AMERICA                                  16C. DATE SIGNED

        BY     /s/Timothy W. Pugh                                     9-9-99
             ------------------------
        (Signature of Contracting Officer)
--------------------------------------------------------------------------------
NSN 7540-01-152-8070                  30-105            STANDARD FORM 30 (REV.
PREVIOUS EDITION UNUSABLE                               10-83)
                                                        Prescribed by GSA
                               CONTRACTOR'S COPY        FAR (48 CFR) 53.243

                                                                     NAS10-98001
                                                                 Modification 27
                                                                     Page 2 of 2

A. The purpose of this modification is to delete / revise the following Data Requirements List Documents (DRD):


---------------------------------------------------------------------------
DRD #                 TITLE                              REV. STATUS
---------------------------------------------------------------------------
DRD-002               Metrics Data Report                Revised
---------------------------------------------------------------------------
DRD-003               NF 533                             Revised
---------------------------------------------------------------------------
DRD-015               Project Status Report              Revised
---------------------------------------------------------------------------
DRD-017               Maintenance Status Report          Deleted
---------------------------------------------------------------------------
DRD-018               Task Order Summary Report          Deleted
---------------------------------------------------------------------------
DRD-023               Summary Labor Report               Deleted
---------------------------------------------------------------------------
DRD-024               Task Order Revision Status Report  Deleted
---------------------------------------------------------------------------
DRD-027               Task Order Procurement Status      Revised
                      Report
---------------------------------------------------------------------------
DRD-028               Contractor Workforce and Funding   Deleted
                      Authority Summary Report
---------------------------------------------------------------------------
DRD-029               Contractor Resource Management     Deleted
                      Summary and Concerns Report
---------------------------------------------------------------------------
DRD-030               Work Plans (Task Order Plans)      Revised
---------------------------------------------------------------------------


    Attachment 1 to this modification provides Section J, Attachment J-1, Appendix 1, Data Requirements List replacement pages that reflect the revisions to the DRDs indicated above.

B. In addition, the Section J, Attachment J-3, Wage Determination is hereby deleted and replaced with Wage Determination No. 94-2118, Revision No. 12, Dated 05/28/99 which is provided herein as Attachment 2 to this modification.

C. In order to reflect the exercise of option for the period of 10/1/99 - 9/30/00 accomplished via Modification #26, the first sentence in Section F, Article F-2 is changed to read as follows: "The period of performance of this contract, through the exercise of option 2, is October 1,1997 through September 30, 2000". Replacement page 21 that reflects this new language is provided herein as Attachment 3.

AMENDMENT OF SOLICITATION/MODIFICATION OF CONTRACT

1.  CONTRACT ID CODE     NAS10-98001

    PAGE OF PAGES
     1       2
--------------------------------------------------------------------------------
2.  AMENDMENT/MODIFICATION NO.
             28
--------------------------------------------------------------------------------
3.  EFFECTIVE DATE
    See Block 16C
--------------------------------------------------------------------------------
4.  REQUISITION/PURCHASE REQ. NO.

--------------------------------------------------------------------------------
5.  PROJECT NO. (If applicable)
--------------------------------------------------------------------------------
6.  ISSUED BY                                         CODE    OP-OSO
           John F. Kennedy Space Center, NASA
           Procurement Office
           Kennedy Space Center, FL 32899
--------------------------------------------------------------------------------
7.  ADMINISTERED BY (If other than Item 5)            CODE   OP-OSO
           John F. Kennedy Space Center, NASA
           Procurement Office
           Kennedy Space Center, FL 32899
--------------------------------------------------------------------------------
8.  NAME AND ADDRESS OF CONTRACTOR (No., street, county, State, and Zip Code)

    Subcontractor:                        Prime Contractor:

    Dynacs Engineering Company, Inc.      U.S. Small Business Administration
    35111 US Hwy 19 N., Suite 300         100 S. Biscayne Blvd., 7th Floor
    Palm Harbor, FL 34684                 Miami, FL 33131

    Subcontract Number: 0455-97-706158

    CODE                                                FACILITY CODE
--------------------------------------------------------------------------------
    9A.    AMENDMENT OF SOLICITATION NO.
--------------------------------------------------------------------------------
    9B.    DATED (SEE ITEM 11)
--------------------------------------------------------------------------------
    10A. MODIFICATION OF CONTRACT/ORDER NO.
           NAS10-98001
--------------------------------------------------------------------------------
    10B. DATED (SEE ITEM 13)
          10/1/97
--------------------------------------------------------------------------------
            11. THIS ITEM ONLY APPLIES TO AMENDMENTS OF SOLICITATIONS
--------------------------------------------------------------------------------
|_| The above numbered solicitation is amended as set forth in item 14. The hour and date specified for receipt of Offers |_| is extended. |_| is not extended.

Offers must acknowledge receipt of this amendment prior to the hour and date specified in the solicitation or as amended, by one of the following methods:

(a) By completing Items 8 and 15, and returning __ copies of the amendment; (b) By acknowledging receipt of this amendment on each copy of the offer submitted; or (C) By separate letter or telegram which includes a reference to the solicitation and amendment numbers. FAILURE OF YOUR ACKNOWLEDGEMENT TO BE RECEIVED AT THE PLACE DESIGNATED FOR THE RECEIPT OF OFFERS PRIOR TO THE HOUR AND DATE SPECIFIED MAY RESULT IN REJECTION OF YOUR OFFER. If by virtue of this amendment you desire to change an offer already submitted, such change may be made by telegram or letter, provided each telegram or letter makes reference to the solicitation and this amendment, and is received prior to the opening hour and date specified.
--------------------------------------------------------------------------------
12.     ACCOUNTING AND APPROPRIATION DATA (If required)

--------------------------------------------------------------------------------
13.     THIS ITEM APPLIES ONLY TO MODIFICATIONS OF CONTRACTS/ORDERS,
        IT MODIFIES THE CONTRACT/ORDER NO. AS DESCRIBED IN ITEM 14.
--------------------------------------------------------------------------------
        A. THIS CHANGE ORDER IS ISSUED PURSUANT TO: (Specify authority)
           THE CHANGES SET FORTH IN ITEM 14 ARE MADE IN THE CONTRACT ORDER NO. IN ITEM 10A.
--------------------------------------------------------------------------------
        B. THE ABOVE NUMBERED CONTRACT/ORDER IS MODIFIED TO REFLECT THE ADMINISTRATIVE CHANGES (such as changes in paying office, appropriation date, etc.) SET FORTH IN ITEM 14, PURSUANT TO THE AUTHORITY OF FAR 43.103(b).
--------------------------------------------------------------------------------
|X|     C. THIS SUPPLEMENTAL AGREEMENT IS ENTERED INTO PURSUANT TO AUTHORITY OF
           FAR 52-243-2 CHANGES COST REIMBURSEMENT (AUG 1989) ALTERNATE I (APR
           1984) AND MUTUAL AGREEMENT OF THE PARTIES
--------------------------------------------------------------------------------
        D. OTHER (Specify type of modification and authority)
--------------------------------------------------------------------------------
E.      IMPORTANT: Contractor |_| is not, |X| is required to sign this document
                   and return 3 copies to the issuing office.
--------------------------------------------------------------------------------
14. DESCRIPTION OF AMENDMENT/MODIFICATION (Organized by UCF section headings, including solicitation/contract subject matter where feasible.)

        See Page 2

        Except as provided herein, all terms and conditions of the document referenced in Item 9A or 10A, as heretofore changed, remains unchanged and in full effect.
--------------------------------------------------------------------------------
15A. NAME AND TITLE OF SIGNER (Type or print)
     Larry Tuttle, Business Manager
--------------------------------------------------------------------------------
15B. CONTRACTOR/OFFEROR                                      15C. DATE SIGNED

          /s/Larry Tuttle                                        9/22/99
        ---------------------------------------
        (Signature of person authorized to sign)
--------------------------------------------------------------------------------
16A. NAME AND TITLE OF CONTRACTING OFFICER (Type or print)

        Timothy W. Pugh
        Contracting Officer
--------------------------------------------------------------------------------
16B. UNITED STATES OF AMERICA                                  16C. DATE SIGNED

        BY     /s/Timothy W. Pugh                                     9-22-99
             ------------------------
        (Signature of Contracting Officer)
--------------------------------------------------------------------------------
NSN 7540-01-152-8070                  30-105            STANDARD FORM 30 (REV.
PREVIOUS EDITION UNUSABLE                               10-83)
                                                        Prescribed by GSA
                               CONTRACTOR'S COPY        FAR (48 CFR) 53.243

                                                                     NAS10-98001
                                                                 Modification 28
                                                                     Page 2 of 2


A. The purpose of this modification is to normalize the maximum labor hours identified in the contract for each optional contract period to reflect productive labor, inclusive of subcontractor labor hours and overtime, only. The conversion is necessary to relate the Task Order productive effort to contract value productive authority for incentive fee evaluation purposes. The results of this normalization of hours are reflected in the attached revised contract page 7.1.


B. The estimated cost for the option periods as depicted on page 8.2.1, Table B-3.A remain unchanged by this modification. However, the direct labor rate as depicted on page 9.1, Table B-5.B require adjustment for proper calculation of estimated cost of incremental increase of effort during the option periods. The results of these rate adjustments are reflected on the attached revised page 9.1, Table B-5.B.


C. The available award fee and target incentive fee amounts as depicted on page 8.2.1, Table B-3.C remain unchanged by this modification. However, the available award fee and target incentive fee rates are hereby changed to reflect the impact of the revised base of productive hours for proper calculation of available fee for incremental increases of effort during the option periods. The results of these adjustments are reflected on the attached revised page 9.1, Table B-5.B.

AMENDMENT OF SOLICITATION/MODIFICATION OF CONTRACT

1.  CONTRACT ID CODE     NAS10-98001

    PAGE OF PAGES
     1       1
--------------------------------------------------------------------------------
2.  AMENDMENT/MODIFICATION NO.
             29
--------------------------------------------------------------------------------
3.  EFFECTIVE DATE
    See Block 16C
--------------------------------------------------------------------------------
4.  REQUISITION/PURCHASE REQ. NO.
    MR 991003 S-7
--------------------------------------------------------------------------------
5.  PROJECT NO. (If applicable)
--------------------------------------------------------------------------------
6.  ISSUED BY                                         CODE    OP-OSO  BP
           John F. Kennedy Space Center, NASA
           Procurement Office
           Kennedy Space Center, FL 32899
--------------------------------------------------------------------------------
7.  ADMINISTERED BY (If other than Item 6)            CODE   OP-OSO
           John F. Kennedy Space Center, NASA
           Procurement Office
           Kennedy Space Center, FL 32899
--------------------------------------------------------------------------------
8.  NAME AND ADDRESS OF CONTRACTOR (No., street, county, State, and Zip Code)

    Subcontractor:                        Prime Contractor:

    Dynacs Engineering Company, Inc.      U. S. Small Business Administration
    35111 US Hwy 19 N. Suite 300          100 S. Biscayne Blvd. 7th Floor
    Palm Harbor, FL 34684                 Miami, FL 33131

    Subcontract Number: 0455-97-706158

    CODE                                                FACILITY CODE
--------------------------------------------------------------------------------
(x) 9A.    AMENDMENT OF SOLICITATION NO.
--------------------------------------------------------------------------------
    9B.    DATED (SEE ITEM 11)
--------------------------------------------------------------------------------
    10A. MODIFICATION OF CONTRACT/ORDER NO.
|X|         NAS10-98001
--------------------------------------------------------------------------------
    10B. DATED (SEE ITEM 13)
           9/22/97
--------------------------------------------------------------------------------
            11. THIS ITEM ONLY APPLIES TO AMENDMENTS OF SOLICITATIONS
--------------------------------------------------------------------------------
|_| The above numbered solicitation is amended as set forth in item 14. The hour and date specified for receipt of Offers |_| is extended. |_| Is not extended.

Offers must acknowledge receipt of this amendment prior to the hour and date specified in the solicitation or as amended, by one of the following methods:

(a) By completing Items 8 and 15, and returning __ copies of the amendment; (b) By acknowledging receipt of this amendment on each copy of the offer submitted; or (C) By separate letter or telegram which includes a reference to the solicitation and amendment numbers. FAILURE OF YOUR ACKNOWLEDGEMENT TO BE RECEIVED AT THE PLACE DESIGNATED FOR THE RECEIPT OF OFFERS PRIOR TO THE HOUR AND DATE SPECIFIED MAY RESULT IN REJECTION OF YOUR OFFER. If by virtue of this amendment you desire to change an offer already submitted, such change may be made by telegram or letter, provided each telegram or letter makes reference to the solicitation and this amendment, and is received prior to the opening hour and date specified.
--------------------------------------------------------------------------------
12.     ACCOUNTING AND APPROPRIATION DATA (If required)
          CW-1/2590C/40-00-00/34/99     $2,750,355.00 INCREASE
--------------------------------------------------------------------------------
13.     THIS ITEM APPLIES ONLY TO MODIFICATIONS OF CONTRACTS/ORDERS,
        IT MODIFIES THE CONTRACT/ORDER NO. AS DESCRIBED IN ITEM 14.
--------------------------------------------------------------------------------
|X|     A. THIS CHANGE ORDER IS ISSUED PURSUANT TO: (Specify authority)
           THE CHANGES SET FORTH IN ITEM 14 ARE MADE IN THE CONTRACT ORDER NO. IN ITEM 10A.
--------------------------------------------------------------------------------
 X      B. THE ABOVE NUMBERED CONTRACT/ORDER IS MODIFIED TO REFLECT THE
           ADMINISTRATIVE CHANGES (such as changes in paying office, appropriation date, etc.) SET FORTH IN ITEM 14, PURSUANT TO THE AUTHORITY OF FAR 43.103(b).
--------------------------------------------------------------------------------
        C. THIS SUPPLEMENTAL AGREEMENT IS ENTERED INTO PURSUANT TO AUTHORITY OF:
--------------------------------------------------------------------------------
        D. OTHER (Specify type of modification and authority)
--------------------------------------------------------------------------------
E.      IMPORTANT: Contractor |X| is not, |_| is required to sign this document
                   and return 4 copies to the issuing office.
--------------------------------------------------------------------------------
14. DESCRIPTION OF AMENDMENT/MODIFICATION (Organized by UCF section headings, including solicitation/contract subject matter where feasible.)

        A. The purpose of this modification is to incrementally fund the contract with an additional $2,750,355.00 as reflected in Table B-12 for a revised total of $51,108,310.00. Funding is adequate for contract performance through December 01, 1999.

        B. As a result of the above change, page 14 of subject contract, as revised is deleted and the enclosed page 1 is substituted in lieu thereof.

--------------------------------------------------------------------------------
15A. NAME AND TITLE OF SIGNER (Type or print)

--------------------------------------------------------------------------------
15B. CONTRACTOR/OFFEROR                                      15C. DATE SIGNED

        ---------------------------------------
        (Signature of person authorized to sign)
--------------------------------------------------------------------------------
16A. NAME AND TITLE OF CONTRACTING OFFICER (Type or print)

        Timothy W. Pugh
        Contracting Officer
--------------------------------------------------------------------------------
16B. UNITED STATES OF AMERICA                                  16C. DATE SIGNED

        BY     /S/TIMOTHY W. PUGH                                     9-24-99
             ------------------------
        (Signature of Contracting Officer)
--------------------------------------------------------------------------------
NSN 7540-01-152-8070                  30-105            STANDARD FORM 30 (REV.
PREVIOUS EDITION UNUSABLE                               10-83)
                                                        Prescribed by GSA
                               CONTRACTOR'S COPY        FAR (48 CFR) 53.243

AMENDMENT OF SOLICITATION/MODIFICATION OF CONTRACT

1.  CONTRACT ID CODE

    PAGE OF PAGES
     1       1
--------------------------------------------------------------------------------
2.  AMENDMENT/MODIFICATION NO.
             30
--------------------------------------------------------------------------------
3.  EFFECTIVE DATE
    See Block 16C
--------------------------------------------------------------------------------
4.  REQUISITION/PURCHASE REQ. NO.
    MR 991003 S-8 (F)
--------------------------------------------------------------------------------
5.  PROJECT NO. (If applicable)
--------------------------------------------------------------------------------
6.  ISSUED BY                                         CODE    OP-OSO  BP
           John F. Kennedy Space Center, NASA
           Procurement Office
           Kennedy Space Center, FL 32899
--------------------------------------------------------------------------------
7.  ADMINISTERED BY (If other than Item 6)            CODE   OP-OSO
           John F. Kennedy Space Center, NASA
           Procurement Office
           Kennedy Space Center, FL 32899
--------------------------------------------------------------------------------
8.  NAME AND ADDRESS OF CONTRACTOR (No., street, county, State, and Zip Code)

    Subcontractor:                        Prime Contractor:

    Dynacs Engineering Company, Inc.      U. S. Small Business Administration
    35111 US Hwy 19 N. Suite 300          100 S. Biscayne Blvd. 7th Floor
    Palm Harbor, FL 34684                 Miami, FL 33131

    Subcontract Number: 0455-97-706158

    CODE                                                FACILITY CODE
--------------------------------------------------------------------------------
(x) 9A.    AMENDMENT OF SOLICITATION NO.
--------------------------------------------------------------------------------
    9B.    DATED (SEE ITEM 11)
--------------------------------------------------------------------------------
|X| 10A. MODIFICATION OF CONTRACT/ORDER NO.
           NAS10-98001
--------------------------------------------------------------------------------
    10B. DATED (SEE ITEM 13)
          9/22/97
--------------------------------------------------------------------------------
            11. THIS ITEM ONLY APPLIES TO AMENDMENTS OF SOLICITATIONS
--------------------------------------------------------------------------------
|_| The above numbered solicitation is amended as set forth in item 14. The hour and date specified for receipt of Offers |_| is extended. |_| Is not extended.

Offers must acknowledge receipt of this amendment prior to the hour and date specified in the solicitation or as amended, by one of the following methods:

(a) By completing Items 8 and 15, and returning __ copies of the amendment; (b) By acknowledging receipt of this amendment on each copy of the offer submitted; or (C) By separate letter or telegram which includes a reference to the solicitation and amendment numbers. FAILURE OF YOUR ACKNOWLEDGEMENT TO BE RECEIVED AT THE PLACE DESIGNATED FOR THE RECEIPT OF OFFERS PRIOR TO THE HOUR AND DATE SPECIFIED MAY RESULT IN REJECTION OF YOUR OFFER. If by virtue of this amendment you desire to change an offer already submitted, such change may be made by telegram or letter, provided each telegram or letter makes reference to the solicitation and this amendment, and is received prior to the opening hour and date specified.
--------------------------------------------------------------------------------
12.     ACCOUNTING AND APPROPRIATION DATA (If required)
        CW-1/2590C/40-00-00/34/99  $330,000.00              INCREASE
--------------------------------------------------------------------------------
13.     THIS ITEM APPLIES ONLY TO MODIFICATIONS OF CONTRACTS/ORDERS,
        IT MODIFIES THE CONTRACT/ORDER NO. AS DESCRIBED IN ITEM 14.
--------------------------------------------------------------------------------
|X|     A. THIS CHANGE ORDER IS ISSUED PURSUANT TO: (Specify authority)
           THE CHANGES SET FORTH IN ITEM 14 ARE MADE IN THE CONTRACT ORDER NO. IN ITEM 10A.
--------------------------------------------------------------------------------
 X      B. THE ABOVE NUMBERED CONTRACT/ORDER IS MODIFIED TO REFLECT THE
           ADMINISTRATIVE CHANGES (such as changes in paying office, appropriation date, etc.) SET FORTH IN ITEM 14, PURSUANT TO THE AUTHORITY OF FAR 43.103(b).
--------------------------------------------------------------------------------
        C. THIS SUPPLEMENTAL AGREEMENT IS ENTERED INTO PURSUANT TO AUTHORITY OF:
--------------------------------------------------------------------------------
        D. OTHER (Specify type of modification and authority)
--------------------------------------------------------------------------------
E.      IMPORTANT: Contractor |X| is not, |_| is required to sign this document
                   and return 4 copies to the issuing office.
--------------------------------------------------------------------------------
14. DESCRIPTION OF AMENDMENT/MODIFICATION (Organized by UCF section headings, including solicitation/contract subject matter where feasible.)

        A. The purpose of this modification is to incrementally fund the contract with an additional $330,000.00 as reflected in Table B-12 for a revised total of $51,438,310.00. Funding is adequate for contract performance through December 15, 1999.

        B. As a result of the above change, page 14 of subject contract, as revised, is deleted and the enclosed page 14 is substituted in lieu thereof.

--------------------------------------------------------------------------------
15A. NAME AND TITLE OF SIGNER (Type or print)

--------------------------------------------------------------------------------
15B. CONTRACTOR/OFFEROR                                      15C. DATE SIGNED

        ---------------------------------------
        (Signature of person authorized to sign)
--------------------------------------------------------------------------------
16A. NAME AND TITLE OF CONTRACTING OFFICER (Type or print)

        Timothy W. Pugh
        Contracting Officer
--------------------------------------------------------------------------------
16B. UNITED STATES OF AMERICA                                  16C. DATE SIGNED

        BY     /S/TIMOTHY W. PUGH                                     9-30-99
             ------------------------
        (Signature of Contracting Officer)
--------------------------------------------------------------------------------
NSN 7540-01-152-8070                  30-105            STANDARD FORM 30 (REV.
PREVIOUS EDITION UNUSABLE                               10-83)
                                                        Prescribed by GSA
                               CONTRACTOR'S COPY        FAR (48 CFR) 53.243

AMENDMENT OF SOLICITATION/MODIFICATION OF CONTRACT

1.  CONTRACT ID CODE

    PAGE OF PAGES
     1       1
--------------------------------------------------------------------------------
2.  AMENDMENT/MODIFICATION NO.
             31
--------------------------------------------------------------------------------
3.  EFFECTIVE DATE
    See Block 16C
--------------------------------------------------------------------------------
4.  REQUISITION/PURCHASE REQ. NO.
    MR 001003 (F)
--------------------------------------------------------------------------------
5.  PROJECT NO. (If applicable)
--------------------------------------------------------------------------------
6.  ISSUED BY                                         CODE    OP-OSO BP
           John F. Kennedy Space Center, NASA
           Procurement Office
           Kennedy Space Center, FL 32899
--------------------------------------------------------------------------------
7.  ADMINISTERED BY (If other than Item 6)            CODE   OP-OSO
           John F. Kennedy Space Center, NASA
           Procurement Office
           Kennedy Space Center, FL 32899
--------------------------------------------------------------------------------
8.  NAME AND ADDRESS OF CONTRACTOR (No., street, county, State, and Zip Code)

    Subcontractor:                        Prime Contractor:

    Dynacs Engineering Company, Inc.      U. S. Small Business Administration
    35111 US Hwy 19 N. Suite 300          100 S. Biscayne Blvd. 7th Floor
    Palm Harbor, FL 34684                 Miami, FL 33131

    Subcontract Number: 0455-97-706158

    CODE                                                FACILITY CODE
--------------------------------------------------------------------------------
(x) 9A.    AMENDMENT OF SOLICITATION NO.
--------------------------------------------------------------------------------
    9B.    DATED (SEE ITEM 11)
--------------------------------------------------------------------------------
|X| 10A. MODIFICATION OF CONTRACT/ORDER NO.
           NAS10-98001
--------------------------------------------------------------------------------
    10B. DATED (SEE ITEM 13)
          9/22/97
--------------------------------------------------------------------------------
            11. THIS ITEM ONLY APPLIES TO AMENDMENTS OF SOLICITATIONS
--------------------------------------------------------------------------------
|_| The above numbered solicitation is amended as set forth in item 14. The hour and date specified for receipt of Offers |_| is extended. |_| Is not extended.

Offers must acknowledge receipt of this amendment prior to the hour and date specified in the solicitation or as amended, by one of the following methods:

(a) By completing Items 8 and 15, and returning __ copies of the amendment; (b) By acknowledging receipt of this amendment on each copy of the offer submitted; or (C) By separate letter or telegram which includes a reference to the solicitation and amendment numbers. FAILURE OF YOUR ACKNOWLEDGEMENT TO BE RECEIVED AT THE PLACE DESIGNATED FOR THE RECEIPT OF OFFERS PRIOR TO THE HOUR AND DATE SPECIFIED MAY RESULT IN REJECTION OF YOUR OFFER. If by virtue of this amendment you desire to change an offer already submitted, such change may be made by telegram or letter, provided each telegram or letter makes reference to the solicitation and this amendment, and is received prior to the opening hour and date specified.
--------------------------------------------------------------------------------
12. ACCOUNTING AND APPROPRIATION DATA (If required) CW-1/2590C/40-00-00/52/00 $2,239,277.00 INCREASE
--------------------------------------------------------------------------------
13.     THIS ITEM APPLIES ONLY TO MODIFICATIONS OF CONTRACTS/ORDERS,
        IT MODIFIES THE CONTRACT/ORDER NO. AS DESCRIBED IN ITEM 14.
--------------------------------------------------------------------------------
|X|     A. THIS CHANGE ORDER IS ISSUED PURSUANT TO: (Specify authority)
           THE CHANGES SET FORTH IN ITEM 14 ARE MADE IN THE CONTRACT ORDER NO. IN ITEM 10A.
--------------------------------------------------------------------------------
 X      B. THE ABOVE NUMBERED CONTRACT/ORDER IS MODIFIED TO REFLECT THE
           ADMINISTRATIVE CHANGES (such as changes in paying office, appropriation date, etc.) SET FORTH IN ITEM 14, PURSUANT TO THE AUTHORITY OF FAR 43.103(b).
--------------------------------------------------------------------------------
        C. THIS SUPPLEMENTAL AGREEMENT IS ENTERED INTO PURSUANT TO AUTHORITY OF:
--------------------------------------------------------------------------------
        D. OTHER (Specify type of modification and authority)
--------------------------------------------------------------------------------
E.      IMPORTANT: Contractor |X| is not, |_| is required to sign this document
                   and return 4 copies to the issuing office.
--------------------------------------------------------------------------------
14. DESCRIPTION OF AMENDMENT/MODIFICATION (Organized by UCF section headings, including solicitation/contract subject matter where feasible.)

        A. The purpose of this modification is to incrementally fund the contract with an additional $2,239,277.00 as reflected in Table B-12 for a revised total of $53,677,587.00. Funding is adequate for contract performance through January 25, 2000.

        B. As a result of the above change, page 14 of subject contract, as revised, is deleted and the enclosed page 14 is substituted in lieu thereof.

--------------------------------------------------------------------------------
15A. NAME AND TITLE OF SIGNER (Type or print)

--------------------------------------------------------------------------------
15B. CONTRACTOR/OFFEROR                                      15C. DATE SIGNED

        ---------------------------------------
        (Signature of person authorized to sign)
--------------------------------------------------------------------------------
16A. NAME AND TITLE OF CONTRACTING OFFICER (Type or print)

        Timothy W. Pugh
        Contracting Officer
--------------------------------------------------------------------------------
16B. UNITED STATES OF AMERICA                                  16C. DATE SIGNED

        BY     /S/TIMOTHY W. PUGH                                     10-20-99
             ------------------------
        (Signature of Contracting Officer)
--------------------------------------------------------------------------------
NSN 7540-01-152-8070                  30-105            STANDARD FORM 30 (REV.
PREVIOUS EDITION UNUSABLE                               10-83)
                                                        Prescribed by GSA
                               CONTRACTOR'S COPY        FAR (48 CFR) 53.243

AMENDMENT OF SOLICITATION/MODIFICATION OF CONTRACT

1.  CONTRACT ID CODE     NAS10-98001

    PAGE OF PAGES
     1       1
--------------------------------------------------------------------------------
2.  AMENDMENT/MODIFICATION NO.
             32
--------------------------------------------------------------------------------
3.  EFFECTIVE DATE
    See Block 16C
--------------------------------------------------------------------------------
4.  REQUISITION/PURCHASE REQ. NO.
    MR 991003 S-8 (F)
--------------------------------------------------------------------------------
5.  PROJECT NO. (If applicable)
--------------------------------------------------------------------------------
6.  ISSUED BY                                         CODE    OP-OSO
           John F. Kennedy Space Center, NASA
           Procurement Office
           Kennedy Space Center, FL 32899
--------------------------------------------------------------------------------
7.  ADMINISTERED BY (If other than Item 5)            CODE   OP-OSO
           John F. Kennedy Space Center, NASA
           Procurement Office
           Kennedy Space Center, FL 32899
--------------------------------------------------------------------------------
8.  NAME AND ADDRESS OF CONTRACTOR (No., street, county, State, and Zip Code)

    Subcontractor:                        Prime Contractor:

    Dynacs Engineering Company, Inc.      U. S. Small Business Administration
    35111 US Hwy 19 N. Suite 300          100 S. Biscayne Blvd. 7th Floor
    Palm Harbor, FL 34684                 Miami, FL 33131

    Subcontract Number: 0455-97-706158

    CODE                                                FACILITY CODE
--------------------------------------------------------------------------------
(x) 9A.    AMENDMENT OF SOLICITATION NO.
--------------------------------------------------------------------------------
    9B.    DATED (SEE ITEM 11)
--------------------------------------------------------------------------------
|X| 10A. MODIFICATION OF CONTRACT/ORDER NO.
           NAS10-98001
--------------------------------------------------------------------------------
    10B. DATED (SEE ITEM 13)
          9/22/97
--------------------------------------------------------------------------------
            11. THIS ITEM ONLY APPLIES TO AMENDMENTS OF SOLICITATIONS
--------------------------------------------------------------------------------
|_| The above numbered solicitation is amended as set forth in item 14. The hour and date specified for receipt of Offers |_| is extended. |_| Is not extended.

Offers must acknowledge receipt of this amendment prior to the hour and date specified in the solicitation or as amended, by one of the following methods:

(a) By completing Items 8 and 15, and returning __ copies of the amendment; (b) By acknowledging receipt of this amendment on each copy of the offer submitted; or (C) By separate letter or telegram which includes a reference to the solicitation and amendment numbers. FAILURE OF YOUR ACKNOWLEDGEMENT TO BE RECEIVED AT THE PLACE DESIGNATED FOR THE RECEIPT OF OFFERS PRIOR TO THE HOUR AND DATE SPECIFIED MAY RESULT IN REJECTION OF YOUR OFFER. If by virtue of this amendment you desire to change an offer already submitted, such change may be made by telegram or letter, provided each telegram or letter makes reference to the solicitation and this amendment, and is received prior to the opening hour and date specified.
--------------------------------------------------------------------------------
12.     ACCOUNTING AND APPROPRIATION DATA (If required)

--------------------------------------------------------------------------------
13.     THIS ITEM APPLIES ONLY TO MODIFICATIONS OF CONTRACTS/ORDERS,
        IT MODIFIES THE CONTRACT/ORDER NO. AS DESCRIBED IN ITEM 14.
--------------------------------------------------------------------------------
|X|     A. THIS CHANGE ORDER IS ISSUED PURSUANT TO: (Specify authority)
           THE CHANGES SET FORTH IN ITEM 14 ARE MADE IN THE CONTRACT ORDER NO. IN ITEM 10A.
--------------------------------------------------------------------------------
        B. THE ABOVE NUMBERED CONTRACT/ORDER IS MODIFIED TO REFLECT THE ADMINISTRATIVE CHANGES (such as changes in paying office, appropriation date, etc.) SET FORTH IN ITEM 14, PURSUANT TO THE AUTHORITY OF FAR 43.103(b).
--------------------------------------------------------------------------------
        C. THIS SUPPLEMENTAL AGREEMENT IS ENTERED INTO PURSUANT TO AUTHORITY OF FAR 52-243-2 CHANGES COST REIMBURSEMENT (AUG 1989) ALTERNATE I (APR
           1984) AND MUTUAL AGREEMENT OF THE PARTIES
--------------------------------------------------------------------------------
 X      D. OTHER (Specify type of modification and authority) Unilateral
           Modification in accordance with J-4 EDC Award Fee Evaluation Plan.
--------------------------------------------------------------------------------
E.      IMPORTANT: Contractor |X| is not, |_| is required to sign this document
                   and return 4 copies to the issuing office.
--------------------------------------------------------------------------------
14. DESCRIPTION OF AMENDMENT/MODIFICATION (Organized by UCF section headings, including solicitation/contract subject matter where feasible.)

        A. This contract modification reflects the performance rating, earned interest fee, and earned incentive fee for the period October 1, 1998, through September 30, 1999 as follows:

Rating:95          Earned Award Fee: $674,000     Earned Incentive Fee: $358,600
Total Earned Award / Incentive Fee: $1,032,600

Note: Provisional award fee payments disbursed during this performance period in the amount of $545,592 are hereby deducted from the earned award / Incentive fee for a NET AMOUNT DUE OF $487,008.00
--------------------------------------------------------------------------------
15A. NAME AND TITLE OF SIGNER (Type or print)

--------------------------------------------------------------------------------
15B. CONTRACTOR/OFFEROR                                      15C. DATE SIGNED

        ---------------------------------------
        (Signature of person authorized to sign)
--------------------------------------------------------------------------------
16A. NAME AND TITLE OF CONTRACTING OFFICER (Type or print)

        Timothy W. Pugh
        Contracting Officer
--------------------------------------------------------------------------------
16B. UNITED STATES OF AMERICA                                  16C. DATE SIGNED

        BY     /S/TIMOTHY W. PUGH                                     11-17-99
             ------------------------
        (Signature of Contracting Officer)
--------------------------------------------------------------------------------
NSN 7540-01-152-8070                  30-105            STANDARD FORM 30 (REV.
PREVIOUS EDITION UNUSABLE                               10-83)
                                                        Prescribed by GSA
                               CONTRACTOR'S COPY        FAR (48 CFR) 53.243

                                                                     NAS10-98001
                                                             Modification No. 32
                                                                     Page 2 of 2

B. The fee determination reflected above is hereby implemented via the following changes to the contract:

    1. Contract Tables B-3.A, B-3.C, and B-12 are revised to reflect the value of the earned award/ incentive fee for this period.

    2. The contract value for CY2 is adjusted by $31,800, from $24,485,036 to $24,516,836, to reflect the amount of earned award / incentive fee.

C. The following page changes are made by this modification:

         Remove Pages               Replace Pages
         ------------               -------------
              8.1                        8.1
              8.2.1                      8.2.1
              14                         14

In accordance with Contract Article B-3, Contract Value, paragraph E., Earned Incentive Fee (EIF), the actual cost was derived from the Contractor's September 533 Report for the calculation of EIF. In addition, the EIF depicted on this modification is considered final and not subject to later adjustment based upon cost disallowance, final indirect rates or accounting adjustments.

AMENDMENT OF SOLICITATION/MODIFICATION OF CONTRACT

1.  CONTRACT ID CODE

    PAGE OF PAGES
     1       1
--------------------------------------------------------------------------------
2.  AMENDMENT/MODIFICATION NO.
             33
--------------------------------------------------------------------------------
3.  EFFECTIVE DATE
    See Block 16C
--------------------------------------------------------------------------------
4.  REQUISITION/PURCHASE REQ. NO.
    MR 001003 S-1 (F)
--------------------------------------------------------------------------------
5.  PROJECT NO. (If applicable)
--------------------------------------------------------------------------------
6.  ISSUED BY                                         CODE    OP-OSO
           John F. Kennedy Space Center, NASA
           Procurement Office
           Kennedy Space Center, FL 32899
--------------------------------------------------------------------------------
7.  ADMINISTERED BY (If other than Item 6)            CODE   OP-OSO
           John F. Kennedy Space Center, NASA
           Procurement Office
           Kennedy Space Center, FL 32899
--------------------------------------------------------------------------------
8.  NAME AND ADDRESS OF CONTRACTOR (No., street, county, State, and Zip Code)

    Subcontractor:                        Prime Contractor:

    Dynacs Engineering Company, Inc.      U. S. Small Business Administration
    35111 US Hwy 19 North, Suite 300      100 So. Biscayne Blvd., 7th fl.
    Palm Harbor, FL 34684                 Miami, FL 33131

    Subcontract Number: 0455-97-706158

    CODE                                                FACILITY CODE
--------------------------------------------------------------------------------
(x) 9A.    AMENDMENT OF SOLICITATION NO.
--------------------------------------------------------------------------------
    9B.    DATED (SEE ITEM 11)
--------------------------------------------------------------------------------
|X| 10A. MODIFICATION OF CONTRACT/ORDER NO.
           NAS10-98001
--------------------------------------------------------------------------------
    10B. DATED (SEE ITEM 13)
          9/22/97
--------------------------------------------------------------------------------
            11. THIS ITEM ONLY APPLIES TO AMENDMENTS OF SOLICITATIONS
--------------------------------------------------------------------------------
|_| The above numbered solicitation is amended as set forth in item 14. The hour and date specified for receipt of Offers |_| is extended, |_| is not extended.

Offers must acknowledge receipt of this amendment prior to the hour and date specified in the solicitation or as amended, by one of the following methods:

(a) By completing Items 8 and 15, and returning __ copies of the amendment; (b) By acknowledging receipt of this amendment on each copy of the offer submitted; or (c) By separate letter or telegram which includes a reference to the solicitation and amendment numbers. FAILURE OF YOUR ACKNOWLEDGEMENT TO BE RECEIVED AT THE PLACE DESIGNATED FOR THE RECEIPT OF OFFERS PRIOR TO THE HOUR AND DATE SPECIFIED MAY RESULT IN REJECTION OF YOUR OFFER. If by virtue of this amendment you desire to change an offer already submitted, such change may be made by telegram or letter, provided each telegram or letter makes reference to the solicitation and this amendment, and is received prior to the opening hour and date specified.
--------------------------------------------------------------------------------
12. ACCOUNTING AND APPROPRIATION DATA (If required) CW-1/2590C/40-00-00/52/00 $9,755,565.00 INCREASE
--------------------------------------------------------------------------------
13.     THIS ITEM APPLIES ONLY TO MODIFICATIONS OF CONTRACTS/ORDERS,
        IT MODIFIES THE CONTRACT/ORDER NO. AS DESCRIBED IN ITEM 14.
--------------------------------------------------------------------------------
|X|     A. THIS CHANGE ORDER IS ISSUED PURSUANT TO: (Specify authority)
           THE CHANGES SET FORTH IN ITEM 14 ARE MADE IN THE CONTRACT ORDER NO. IN ITEM 10A.
--------------------------------------------------------------------------------
 X      B. THE ABOVE NUMBERED CONTRACT/ORDER IS MODIFIED TO REFLECT THE
           ADMINISTRATIVE CHANGES (such as changes in paying office, appropriation date, etc.) SET FORTH IN ITEM 14, PURSUANT TO THE AUTHORITY OF FAR 43.103(b).
--------------------------------------------------------------------------------
        C. THIS SUPPLEMENTAL AGREEMENT IS ENTERED INTO PURSUANT TO AUTHORITY OF:
--------------------------------------------------------------------------------
        D. OTHER (Specify type of modification and authority)
--------------------------------------------------------------------------------
E.      IMPORTANT: Contractor |X| is not, |_| is required to sign this document
                   and return 4 copies to the issuing office.
--------------------------------------------------------------------------------
14. DESCRIPTION OF AMENDMENT/MODIFICATION (Organized by UCF section headings, including solicitation/contract subject matter where feasible.)

A. The purpose of this modification is to incrementally fund the contract with an additional $9,755,565.00 as reflected in Table B-12 for a revised total of $63,433,152.00. Funding is adequate for contract performance through May 12, 2000, per Dynacs e-mail dated 12/07/99.

B. As a result of the above change, page 14 of subject contract, as revised, is deleted and the enclosed page 1[ILLEGIBLE] is substituted in lieu thereof.

--------------------------------------------------------------------------------
15A. NAME AND TITLE OF SIGNER (Type or print)

--------------------------------------------------------------------------------
15B. CONTRACTOR/OFFEROR                                      15C. DATE SIGNED

        ---------------------------------------
        (Signature of person authorized to sign)
--------------------------------------------------------------------------------
16A. NAME AND TITLE OF CONTRACTING OFFICER (Type or print)

        Timothy W. Pugh
        Contracting Officer
--------------------------------------------------------------------------------
16B. UNITED STATES OF AMERICA                                  16C. DATE SIGNED

        BY     /S/TIMOTHY W. PUGH                                     12-13-99
             ------------------------
        (Signature of Contracting Officer)
--------------------------------------------------------------------------------
NSN 7540-01-152-8070                  30-105            STANDARD FORM 30
PREVIOUS EDITION UNUSABLE                               (REV. 10-83)
                                                        Prescribed by GSA
                               CONTRACTOR'S COPY        FAR (48 CFR) 53.243

AMENDMENT OF SOLICITATION/MODIFICATION OF CONTRACT

1.  CONTRACT ID CODE     NAS10-98001

    PAGE OF PAGES
     1       2
--------------------------------------------------------------------------------
2.  AMENDMENT/MODIFICATION NO.
             34
--------------------------------------------------------------------------------
3.  EFFECTIVE DATE
    See Block 16C
--------------------------------------------------------------------------------
4.  REQUISITION/PURCHASE REQ. NO.

--------------------------------------------------------------------------------
5.  PROJECT NO. (If applicable)
--------------------------------------------------------------------------------
6.  ISSUED BY                                         CODE    OP-OSO
           John F. Kennedy Space Center, NASA
           Procurement Office
           Kennedy Space Center, FL 32899
--------------------------------------------------------------------------------
7.  ADMINISTERED BY (If other than Item 6)            CODE   OP-OSO
           John F. Kennedy Space Center, NASA
           Procurement Office
           Kennedy Space Center, FL 32899
--------------------------------------------------------------------------------
8.  NAME AND ADDRESS OF CONTRACTOR (No., street, county, State, and Zip Code)

    Subcontractor                         Prime Contractor
    -------------                         ----------------

    Dynacs Engineering Co., Inc.          U. S. Small Business Admin.
    35111 US Hwy 19 N., Suite 300         100 S. Biscayne Blvd., 7th Floor
    Palm Harbor, FL 34684                 Miami, FL 33131

    Subcontract Number: 0455-97-706158

    CODE                                                FACILITY CODE
--------------------------------------------------------------------------------
    9A.    AMENDMENT OF SOLICITATION NO.
--------------------------------------------------------------------------------
    9B.    DATED (SEE ITEM 11)
--------------------------------------------------------------------------------
    10A. MODIFICATION OF CONTRACT/ORDER NO.
           NAS10-98001
--------------------------------------------------------------------------------
    10B. DATED (SEE ITEM 13)
          10/1/97
--------------------------------------------------------------------------------
            11. THIS ITEM ONLY APPLIES TO AMENDMENTS OF SOLICITATIONS
--------------------------------------------------------------------------------
|_| The above numbered solicitation is amended as set forth in Item 14. The hour and date specified for receipt of Offers |_| is extended, |_| is not extended.

Offers must acknowledge receipt of this amendment prior to the hour and date specified in the solicitation or as amended, by one of the following methods:

(a) By completing Items 8 and 15, and returning __ copies of the amendment; (b) By acknowledging receipt of this amendment on each copy of the offer submitted; or (c) By separate letter or telegram which includes a reference to the solicitation and amendment numbers. FAILURE OF YOUR ACKNOWLEDGEMENT TO BE RECEIVED AT THE PLACE DESIGNATED FOR THE RECEIPT OF OFFERS PRIOR TO THE HOUR AND DATE SPECIFIED MAY RESULT IN REJECTION OF YOUR OFFER. If by virtue of this amendment you desire to change an offer already submitted, such change may be made by telegram or letter, provided each telegram or letter makes reference to the solicitation and this amendment, and is received prior to the opening hour and date specified.
--------------------------------------------------------------------------------
12.     ACCOUNTING AND APPROPRIATION DATA (If required)

--------------------------------------------------------------------------------
13.     THIS ITEM APPLIES ONLY TO MODIFICATIONS OF CONTRACTS/ORDERS,
        IT MODIFIES THE CONTRACT/ORDER NO. AS DESCRIBED IN ITEM 14.
--------------------------------------------------------------------------------
        A. THIS CHANGE ORDER IS ISSUED PURSUANT TO: (Specify authority)
           THE CHANGES SET FORTH IN ITEM 14 ARE MADE IN THE CONTRACT ORDER NO. IN ITEM 10A.
--------------------------------------------------------------------------------
        B. THE ABOVE NUMBERED CONTRACT/ORDER IS MODIFIED TO REFLECT THE ADMINISTRATIVE CHANGES (such as changes in paying office, appropriation date, etc.) SET FORTH IN ITEM 14, PURSUANT TO THE AUTHORITY OF FAR 43.103(b).
--------------------------------------------------------------------------------
 X      C. THIS SUPPLEMENTAL AGREEMENT IS ENTERED INTO PURSUANT TO AUTHORITY OF
           FAR 52.243-2 CHANGES COST REIMBURSEMENT (AUG 1989) ALTERNATE I (APR
           1984) AND MUTUAL AGREEMENT OF THE PARTIES
--------------------------------------------------------------------------------
        D. OTHER (Specify type of modification and authority)
--------------------------------------------------------------------------------
E.      IMPORTANT: Contractor |_| is not, |X| is required to sign this document
                   and return 3 copies to the issuing office.
--------------------------------------------------------------------------------
14. DESCRIPTION OF AMENDMENT/MODIFICATION (Organized by UCF section headings, including solicitation/contract subject matter where feasible.)

        See Page 2

Except as provided herein, all terms and conditions of the document referenced in Item 9A or 10A, as heretofore changed, remains unchanged and in full effect.
--------------------------------------------------------------------------------
15A. NAME AND TITLE OF SIGNER (Type or print)
     Larry J. Tuttle, Business Manager
--------------------------------------------------------------------------------
15B. CONTRACTOR/OFFEROR                                      15C. DATE SIGNED

        /S/LARRY J. TUTTLE                                        2/22/00
        ---------------------------------------
        (Signature of person authorized to sign)
--------------------------------------------------------------------------------
16A. NAME AND TITLE OF CONTRACTING OFFICER (Type or print)

        Timothy W. Pugh
--------------------------------------------------------------------------------
16B. UNITED STATES OF AMERICA                                  16C. DATE SIGNED

        BY     /S/TIMOTHY W. PUGH                                  2/22/00
             ------------------------
        (Signature of Contracting Officer)
--------------------------------------------------------------------------------
NSN 7540-01-152-8070                  30-105            STANDARD FORM 30
PREVIOUS EDITION UNUSABLE                               (REV. 10-83)
                                                        Prescribed by GSA
                               CONTRACTOR'S COPY        FAR (48 CFR) 53.243

                                                                    NAS 10-98001
                                                                 Modification 34
                                                                     Page 2 of 2



It has been recognized that NASA may require the Contractor to perform design, contract surveillance, construction, and modification of facilities functions. It is anticipated that these construction of facilities efforts will be incidental to the associated research and development activities required under the Contract. The purpose of this modification is to add this additional scope to the statement of work and to incorporate the associated contract clauses as follows:


A. ARTICLE B-12 NFS 1582.232-81 CONTRACT FUNDING (JUN 1990) is revised to apply the provisions of the "Limitations of Funds" Clause separately to each construction of facilities effort. A full text version of the revised contract clause is reflected on the attached revised page 13. In addition, a new Contract Table B-12 A Facilities Projects: Values and Funding, which delineates the level of funding provided by NASA for the accomplishment of each construction effort, is attached as a new contract page 14 A.

B. Contract Section I, ARTICLE I-1, FAR 52.252-2 CLAUSES INCORPORATED BY REFERENCE (JUN 1988) has been updated to incorporate the FAR Construction Clauses. The attached replacement / new contract pages 38, 38 A, 38 B, and 39, define these additional clauses.

C. The scope of work as defined in Contract Attachment J-1, Statement of Work, has been revised to include services for the design, contract surveillance, construction and modification to facilities. Statement of Work replacement pages 49, 50, and 51 are attached hereto.

AMENDMENT OF SOLICITATION/MODIFICATION OF CONTRACT

1.  CONTRACT ID CODE

    PAGE OF PAGES
     1       1
--------------------------------------------------------------------------------
2.  AMENDMENT/MODIFICATION NO.
             35
--------------------------------------------------------------------------------
3.  EFFECTIVE DATE
    See Block 16C
--------------------------------------------------------------------------------
4.  REQUISITION/PURCHASE REQ. NO.
    MR 001003 S-2 (F)
--------------------------------------------------------------------------------
5.  PROJECT NO. (If applicable)
--------------------------------------------------------------------------------
6.  ISSUED BY                                         CODE    OP-OSO
           John F. Kennedy Space Center, NASA
           Procurement Office
           Kennedy Space Center, FL 32899
--------------------------------------------------------------------------------
7.  ADMINISTERED BY (If other than Item 6)            CODE   OP-OSO
           John F. Kennedy Space Center, NASA
           Procurement Office
           Kennedy Space Center, FL 32899
--------------------------------------------------------------------------------
8.  NAME AND ADDRESS OF CONTRACTOR (No., street, county, State, and Zip Code)

    Subcontractor:                        Prime Contractor:

    Dynacs Engineering Company, Inc.      U. S. Small Business Administration
    35111 US Hwy 19 North, Suite 300      100 So. Biscayne Blvd. 7th fl.
    Palm Harbor, FL 34684                 Miami, FL 33131

    Subcontract Number: 0455-97-706158

    CODE                                                FACILITY CODE
--------------------------------------------------------------------------------
|X| 9A.    AMENDMENT OF SOLICITATION NO.
--------------------------------------------------------------------------------
    9B.    DATED (SEE ITEM 11)
--------------------------------------------------------------------------------
 X  10A. MODIFICATION OF CONTRACT/ORDER NO.
           NAS10-98001
--------------------------------------------------------------------------------
    10B. DATED (SEE ITEM 13)
          9/22/97
--------------------------------------------------------------------------------
            11. THIS ITEM ONLY APPLIES TO AMENDMENTS OF SOLICITATIONS
--------------------------------------------------------------------------------
|_| The above numbered solicitation is amended as set forth in item 14. The hour and date specified for receipt of Offers |_| is extended, |_| is not extended.

Offers must acknowledge receipt of this amendment prior to the hour and date specified in the solicitation or as amended, by one of the following methods:

(a) By completing Items 8 and 15, and returning __ copies of the amendment; (b) By acknowledging receipt of this amendment on each copy of the offer submitted; or (C) By separate letter or telegram which includes a reference to the solicitation and amendment numbers. FAILURE OF YOUR ACKNOWLEDGEMENT TO BE RECEIVED AT THE PLACE DESIGNATED FOR THE RECEIPT OF OFFERS PRIOR TO THE HOUR AND DATE SPECIFIED MAY RESULT IN REJECTION OF YOUR OFFER. If by virtue of this amendment you desire to change an offer already submitted, such change may be made by telegram or letter, provided each telegram or letter makes reference to the solicitation and this amendment, and is received prior to the opening hour and date specified.
--------------------------------------------------------------------------------
12. ACCOUNTING AND APPROPRIATION DATA (If required) CW-1/2590C/40-00-00/52/00 MR 001003 S-2 $8,742,217.00 INCREASE
--------------------------------------------------------------------------------
13.     THIS ITEM APPLIES ONLY TO MODIFICATIONS OF CONTRACTS/ORDERS,
        IT MODIFIES THE CONTRACT/ORDER NO. AS DESCRIBED IN ITEM 14.
--------------------------------------------------------------------------------
|X|     A. THIS CHANGE ORDER IS ISSUED PURSUANT TO: (Specify authority)
           THE CHANGES SET FORTH IN ITEM 14 ARE MADE IN THE CONTRACT ORDER NO. IN ITEM 10A.
--------------------------------------------------------------------------------
 X      B. THE ABOVE NUMBERED CONTRACT/ORDER IS MODIFIED TO REFLECT THE
           ADMINISTRATIVE CHANGES (such as changes in paying office, appropriation date, etc.) SET FORTH IN ITEM 14, PURSUANT TO THE AUTHORITY OF FAR 43.103(b).
--------------------------------------------------------------------------------
        C. THIS SUPPLEMENTAL AGREEMENT IS ENTERED INTO PURSUANT TO AUTHORITY OF:
--------------------------------------------------------------------------------
        D. OTHER (Specify type of modification and authority)
--------------------------------------------------------------------------------
E.      IMPORTANT: Contractor |X| is not, |_| is required to sign this document
                   and return 4 copies to the issuing office.
--------------------------------------------------------------------------------
14. DESCRIPTION OF AMENDMENT/MODIFICATION (Organized by UCF section headings, including solicitation/contract subject matter where feasible.)

A. The purpose of this modification is to incrementally fund the contract with an additional $8,742,217.00 as reflected in Table B-12 for a revised total of $72,175,369.00. Funding is adequate for contract performance through September 30, 2000, per Dynacs e-mail dated February 16, 2000.

B. As a result of the above change, page 14 of subject contract, as revised, is deleted and the enclosed page 1 [ILLEGIBLE] is substituted in lieu thereof.

--------------------------------------------------------------------------------
15A. NAME AND TITLE OF SIGNER (Type or print)

--------------------------------------------------------------------------------
15B. CONTRACTOR/OFFEROR                                      15C. DATE SIGNED

        ---------------------------------------
        (Signature of person authorized to sign)
--------------------------------------------------------------------------------
16A. NAME AND TITLE OF CONTRACTING OFFICER (Type or print)

        Timothy W. Pugh
        Contracting Officer
--------------------------------------------------------------------------------
16B. UNITED STATES OF AMERICA                                  16C. DATE SIGNED

        BY     /S/TIMOTHY W. PUGH                                  2/16/00
             ------------------------
        (Signature of Contracting Officer)
--------------------------------------------------------------------------------
NSN 7540-01-152-8070                  30-105            STANDARD FORM 30
PREVIOUS EDITION UNUSABLE                               (REV. 10-83)
                                                        Prescribed by GSA
                               CONTRACTOR'S COPY        FAR (48 CFR) 53.243

AMENDMENT OF SOLICITATION/MODIFICATION OF CONTRACT

1.  CONTRACT ID CODE

    PAGE OF PAGES
     1       1
--------------------------------------------------------------------------------
2.  AMENDMENT/MODIFICATION NO.
             36
--------------------------------------------------------------------------------
3.  EFFECTIVE DATE
    See Block 16C
--------------------------------------------------------------------------------
4.  REQUISITION/PURCHASE REQ. NO.
    MR 001003 S-2 (F)
--------------------------------------------------------------------------------
5.  PROJECT NO. (If applicable)
--------------------------------------------------------------------------------
6.  ISSUED BY                                         CODE    OP-OSO
           John F. Kennedy Space Center, NASA
           Procurement Office
           Kennedy Space Center, FL 32899
--------------------------------------------------------------------------------
7.  ADMINISTERED BY (If other than Item 6)            CODE   OP-OSO
           John F. Kennedy Space Center, NASA
           Procurement Office
           Kennedy Space Center, FL 32899
--------------------------------------------------------------------------------
8.  NAME AND ADDRESS OF CONTRACTOR (No., street, county, State, and Zip Code)

    Subcontractor:                        Prime Contractor:

    Dynacs Engineering Company, Inc.      U. S. Small Business Administration
    35111 US Hwy 19 North, Suite 300      100 So. Biscayne Blvd. 7th Floor
    Palm Harbor, FL 34684                 Miami, FL 33131

    Subcontract Number: 0455-97-706158

    CODE                                                FACILITY CODE
--------------------------------------------------------------------------------
|X| 9A.    AMENDMENT OF SOLICITATION NO.
--------------------------------------------------------------------------------
    9B.    DATED (SEE ITEM 11)
--------------------------------------------------------------------------------
 X  10A. MODIFICATION OF CONTRACT/ORDER NO.
           NAS10-98001
--------------------------------------------------------------------------------
    10B. DATED (SEE ITEM 13)
          9/22/97
--------------------------------------------------------------------------------
            11. THIS ITEM ONLY APPLIES TO AMENDMENTS OF SOLICITATIONS
--------------------------------------------------------------------------------
|_| The above numbered solicitation is amended as set forth in item 14. The hour and date specified for receipt of Offers |_| is extended, |_| is not extended.

Offers must acknowledge receipt of this amendment prior to the hour and date specified in the solicitation or as amended, by one of the following methods:

(a) By completing Items 8 and 15, and returning __ copies of the amendment; (b) By acknowledging receipt of this amendment on each copy of the offer submitted; or (C) By separate letter or telegram which includes a reference to the solicitation and amendment numbers. FAILURE OF YOUR ACKNOWLEDGEMENT TO BE RECEIVED AT THE PLACE DESIGNATED FOR THE RECEIPT OF OFFERS PRIOR TO THE HOUR AND DATE SPECIFIED MAY RESULT IN REJECTION OF YOUR OFFER. If by virtue of this amendment you desire to change an offer already submitted, such change may be made by telegram or letter, provided each telegram or letter makes reference to the solicitation and this amendment, and is received prior to the opening hour and date specified.
--------------------------------------------------------------------------------
12.     ACCOUNTING AND APPROPRIATION DATA (If required)

--------------------------------------------------------------------------------
13.     THIS ITEM APPLIES ONLY TO MODIFICATIONS OF CONTRACTS/ORDERS,
        IT MODIFIES THE CONTRACT/ORDER NO. AS DESCRIBED IN ITEM 14.
--------------------------------------------------------------------------------
        A. THIS CHANGE ORDER IS ISSUED PURSUANT TO: (Specify authority)
           THE CHANGES SET FORTH IN ITEM 14 ARE MADE IN THE CONTRACT ORDER NO. IN ITEM 10A.
--------------------------------------------------------------------------------
        B. THE ABOVE NUMBERED CONTRACT/ORDER IS MODIFIED TO REFLECT THE ADMINISTRATIVE CHANGES (such as changes in paying office, appropriation date, etc.) SET FORTH IN ITEM 14, PURSUANT TO THE AUTHORITY OF FAR 43.103(b).
--------------------------------------------------------------------------------
 X      C. THIS SUPPLEMENTAL AGREEMENT IS ENTERED INTO PURSUANT TO AUTHORITY OF
           FAR 52.243-2 CHANGES COST REIMBURSEMENT (AUG 1989) ALTERNATE I (APR
           1984) AND MUTUAL AGREEMENT OF THE PARTIES

--------------------------------------------------------------------------------
        D. OTHER (Specify type of modification and authority)
--------------------------------------------------------------------------------
E.      IMPORTANT: Contractor |_| is not, |X| is required to sign this document
                   and return 3 copies to the issuing office.
--------------------------------------------------------------------------------
14. DESCRIPTION OF AMENDMENT/MODIFICATION (Organized by UCF section headings, including solicitation/contract subject matter where feasible.)

The purpose of this modification is to allow rent-free use of the NASA - GSA vehicles identified in the enclosed change to Contract Attachment J-2. As a result of this change, page 118 of subject contract, as revised, is deleted and the enclosed page 118 is substituted in lieu thereof.

--------------------------------------------------------------------------------
15A. NAME AND TITLE OF SIGNER (Type or print)

          Larry T. Tuttle, Business Manager
--------------------------------------------------------------------------------
15B. CONTRACTOR/OFFEROR                                      15C. DATE SIGNED

          /S/LARRY T. TUTTLE,                                    2/22/00
        ---------------------------------------
        (Signature of person authorized to sign)
--------------------------------------------------------------------------------
16A. NAME AND TITLE OF CONTRACTING OFFICER (Type or print)

        Timothy W. Pugh
        Contracting Officer
--------------------------------------------------------------------------------
16B. UNITED STATES OF AMERICA                                  16C. DATE SIGNED

        BY     /S/TIMOTHY W. PUGH                                   3/7/00
             ------------------------
        (Signature of Contracting Officer)
--------------------------------------------------------------------------------
NSN 7540-01-152-8070                  30-105            STANDARD FORM 30
PREVIOUS EDITION UNUSABLE                               (REV. 10-83)
                                                        Prescribed by GSA
                               CONTRACTOR'S COPY        FAR (48 CFR) 53.243